UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-07989

       Metropolitan West Funds

(Exact name of registrant as specified in charter)

515 South Flower Street

       Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Peter Davidson, Esq.

Vice President and Secretary

515 South Flower Street

      Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

MARCH 31
2024
ANNUAL REPORT

METWEST FUNDS

AlphaTrak 500 Fund

Corporate Bond Fund

Flexible Income Fund

Floating Rate Income Fund

High Yield Bond Fund

Intermediate Bond Fund

Investment Grade Credit Fund

Low Duration Bond Fund

Opportunistic High Income Credit Fund

Strategic Income Fund

Sustainable Securitized Fund

 (formerly, ESG Securitized Fund)

Total Return Bond Fund

Ultra Short Bond Fund

Unconstrained Bond Fund

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Metropolitan West Funds
Table of Contents	March 31, 2024

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment in the Metropolitan West Funds. We are pleased to provide the following Annual Report for the Funds for the period ended March 31, 2024. The past twelve months have notably included the final interest rate hike of the Federal Reserve’s (Fed) current tightening cycle in July, capping the Fed Fund’s rate increase at 525 basis points (bps), a dovish pivot late in the year, and a significant rate sell-off to start 2024 amid better-than-expected growth, price, and employment data that suggested no urgency to the Fed for a cut. This data did, however, help bolster positive investor sentiment that had been building throughout the period, resulting in outperformance of higher risk segments of the market. Against this backdrop, performance across MetWest Funds was generally positive, though behind benchmark results given overweight duration positions and bias towards higher quality issues. AUM (Assets Under Management) across the MetWest Funds complex ended the period at $58 billion. Looking forward, the return outlook should benefit from the higher yield profile of the Funds, the prospect for interest rate cuts (and thus rising price levels for fixed income assets), and the attendant volatility that will likely present opportunities for our teams to apply their hallmark discipline to find value for client assets across the Fund complex.

The March 31, 2024 Annual Report covers the following Metropolitan West Funds:

Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)
Metropolitan West Corporate Bond Fund	M-Class (MWCSX), I-Class (MWCBX)
Metropolitan West Flexible Income Fund	M-Class (MWFSX), I-Class (MWFEX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I-Class (MWFLX), Plan-Class (MWFPX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Investment Grade Credit Fund	M-Class (MWISX), I-Class (MWIGX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)
Metropolitan West Opportunistic High Income Credit Fund	M-Class (MWORX), I-Class (MWOPX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West Sustainable Securitized Fund	M-Class (MWERX), I-Class (MWESX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX), I-2-Class (MWTTX), Administrative-Class (MWTNX), Plan-Class (MWTSX)
Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I-Class (MWCIX), Plan-Class (MWCPX)

Economic Review and Market Environment

The rising rate environment that defined the trailing 12-month period was expected to come with adjacent volatility as higher rates weighed on the consumer, businesses, prices, and growth. However, the economic contraction and related typical fallout did not materialize. In fact, growth remained strong, employment robust, and inflation appeared to come under control with the year-over-year U.S. Core Consumer Price Index (ex. food and energy) falling from 5.6% at the start of the period to 3.8% by the end. Showing a commitment to containing price pressures, the Fed continued hiking in May and July, then paused in September, but left FOMC (Federal Open Market Committee) member predictions elevated versus current levels. Despite the lack of additional rate hikes for the remainder of the year, yields continued to move higher across the curve, peaking in October 2023 at levels more than 100-160 bps above early-year lows that accompanied the regional banking turmoil. However, almost immediately following the moment on October 19 when the entire U.S. Treasury curve breached 5% for the first time since the Global Financial Crisis (GFC), a very sharp rally ensued and lasted through year-end. Yields fell anywhere from 90 to 115 bps in the last two and a half months of 2023, while the December FOMC meeting came with a new “dot plot” that showed no additional hikes for the first time since March 2021, leaving little doubt that the Fed’s tightening cycle was over. Optimism that the Fed was done hiking and that a pivot to easing would happen sooner than later had market participants calling for a March start to rate cuts, but persistently strong data in the first quarter of 2024 caused markets to reassess expectations for the path of Fed policy, with projections of an initial cut moved to June from March and 150 bps of 2024 easing trimmed to 75 bps. The Fed, for its part, maintained its resolve and gave no indication it was inclined to ease prematurely on unsupportive indicators. This shift tempered the rally in rates, with every tenor of the U.S. Treasury curve moving higher, continuing the inversion and delivering a reality check on what was an exuberant end to last year, in terms of hopes for the elusive soft landing and market returns. All together, yields ended the trailing 12-month period 60-70 bps higher across maturities of 2-Years and longer.

1 / Annual Report March 2024

Equity markets seemed unfazed by the potential postponement of a return to an accommodative Fed with the S&P 500 notching a 10%-plus gain for the first quarter of 2024, bringing the total return for the full period to over 30%. Though the bond market bore the brunt of rising rates through October, the 9.3% gain for the Bloomberg U.S. Aggregate Bond Index in late 2023 buoyed returns for the period, bringing the trailing 12-month return for the Index to 1.7%. Investment grade corporate bonds were up 4.4%, while yield premiums relative to U.S. Treasury issues declined to a cycle low, driving over 500 bps of positive relative performance. Financial sectors led, driven by solid returns among REITs (Real Estate Investment Trusts), life insurance companies, brokers, and banks, while tobacco, gaming, and home construction led among industrials. The shorter duration character of high yield corporates, combined with equity-like enthusiasm, brought positive total returns of 11.2%, more than eclipsing the impact of higher rates with +908 bps of outperformance versus duration-matched Treasuries. In the securitized markets, private label (non-agency) commercial mortgage-backed securities (CMBS) outperformed, gaining 6.2%, while non-agency residential MBS backed by legacy (pre-Global Financial Crisis) collateral gained more than 7.5% amid sustained demand and resilient home prices. Agency residential MBS gains were more modest at 1.4% as the sector has been one of the most impacted by rising rates and rate volatility. Finally, asset-backed securities (ABS) managed a 4.3% gain, with the sector benefitting from short durations and strong new-issue sponsorship on attractive yields.

The Economy and Market Ahead

Though the U.S. economy has seemingly defied all expectations throughout the course of this Fed hiking cycle, the impacts of 525 bps of Fed hikes and ongoing inversion of the yield curve cannot be fully discounted, even if they have thus far been held off. Indeed, the well-documented consumer spending of pandemic-era excess savings helped to blunt the initial impact, while 2023’s continuation of the consumer dissaving theme with increased short-term credit utilization, including “buy now, pay later” schemes, helped further propel economic growth from the consumer side. However, credit comes at a cost, and the growing balance on consumer credit cards and other financing options comes at a time where the interest on those balances are at extremely elevated levels. For lenders, this has translated to growing losses on unsecured consumer loans and commensurate tightening of lending standards, which will only serve to further slow the economy once it turns. On the corporate side, businesses are now multiple years into an elevated interest rate regime and have likely exhausted the primary means of protecting margins, including price reductions, hiring freezes, and a furloughing of employees to part-time work, with layoffs the final piece that loosens the labor market and pushes the economy into a recession. In this environment, the yield curve is expected to re-steepen sharply as the Fed steps in to support the economy, shore up markets, and inject liquidity into the system.

Data sources for the discussion above include Barclays, Bloomberg, JPMorgan and Merrill Lynch.

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month-end is available on the Funds’ website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in a Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West AlphaTrak 500 Fund

M-Class (MWATX)

Against a largely risk-on backdrop, especially in the latter half of the year, the MetWest AlphaTrak 500 Fund –M Class (“Fund”) gained 29.17% (net of fees) for the 12-month period ending March 31, 2024, though this trailed the S&P 500 Index (“Index’) by 71 bps. While the use of S&P 500 Index futures allows the Fund to replicate Index returns, relative underperformance was attributable primarily to the Fund’s short duration fixed income portfolio that collateralizes the futures position. In particular, the positive duration position was the largest headwind given the increase in Treasury yields over the year. However, the allocation to fixed income spread products positively impacted relative returns as improved investor demand across sectors helped drive outperformance relative to U.S. Treasuries for nearly every major component of the market, with the position in securitized products providing the largest positive impact. Investors’ perception of risk associated with securitized products improved over the period alongside growing soft-landing optimism, helping securitized products finish ahead of risk-free assets. Contributions stemmed from the Fund’s ABS exposure, led by AAA-rated CLOs (Collateralized Loan Obligations) and issues backed by auto loans. This improved risk sentiment also benefitted the CMBS sector and resulted in a tailwind to Fund holdings, which were predominantly in high-quality private label deals with strong collateral. In the residential MBS sector, Fund performance benefitted from both legacy and newer issue holdings given steady cash flows and rising price levels over the year, while, away from securitized, corporate credit exposure also drove a positive performance impact. Fund holdings of banking, wireline, healthcare, and pharmaceutical names contributed from an issue selection standpoint, while the focus on the broad financials sector benefitted returns as it was the top-performing major sector among short duration corporates.

Annual Report March 2024 / 2

Duration positioning remains somewhat longer than typical given our view that rates are restrictive and above fair value, especially in a slowing economy where inflation has generally been on a downward trend. Sector positioning currently emphasizes high-quality securitized product opportunities offering attractive risk-adjusted yields, with a focus on agency MBS. Though nominal spreads have come down from the peaks observed last May and October, they remain wide relative to historical averages and other high-quality fixed income products, creating compelling relative value that is further supported by the government guarantee and liquid nature of the sector. Non-agency MBS also offers good yields and solid fundamentals after years of amortization and housing price appreciation that has built up substantial equity in the underlying properties, incentivizing homeowners to remain current and insulating bondholders from potential losses. Meanwhile, CMBS represents a smaller and more targeted allocation with a focus on high-quality collateral and sponsors, while ABS exposure emphasizes AAA-rated CLOs and automobile collateral. Turning to corporate credit, current market valuations present an asymmetrical risk and reward profile; the likelihood of spreads compressing meaningfully from these levels is small, while the risk of significant widening as the sector reprices to a potentially slowing economy is high. As such, the Fund capitalized on market strength to reduce exposure and migrate higher up the quality spectrum, with remaining positions emphasizing defensive sectors like communications, non-cyclicals, and those not typically prone to cyclical volatility.

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	24.31%	29.17%	9.73%	14.00%	13.02%	8.17%

S&P 500 Index	23.48%	29.88%	11.48%	15.03%	12.95%	8.10%

Metropolitan West Corporate Bond Fund

M-Class (MWCSX), I-Class (MWCBX)

The MetWest Corporate Bond Fund – I Class (“Fund”) gained 3.52% (net of fees) for the 12-month period ending March 31, 2024, though this trailed the Bloomberg U.S. Corporate Index (“Index”) by 90 bps. Relative underperformance stemmed largely from the Fund’s duration position, which remained longer than the Index throughout the year while extending in a disciplined fashion alongside the rise in rates. Also weighing on relative returns was the underweight to corporate credit, which was expressed largely via an underweight to industrials, including energy, which was among the strongest performers for the period. The strong market tone and improved investor demand for corporate credit did, however, provide opportunity to trim exposure at favorable levels and shift to a more defensive posture, while select industries like banking remained a targeted overweight throughout the year. The focus on the broader financial sector helped to partially offset the drag from being underweight corporate exposure as it was the best-performing major sector, while favorable issue selection further supported performance, led by banking, midstream energy, and technology names. Finally, the very modest position in municipals and non-agency CMBS interest-only (IO) bonds contributed to performance as price levels on municipals improved and IOs benefitted from steady cash flows.

Given expectations for a normalization in both the level and term structure of interest rates, duration positioning remained longer than the Index, finishing the quarter approximately 0.7 years long with an emphasis on front-end yields. Turning to sector positioning, corporate credit represents an underweight given current market valuations and yield spread levels that, in our view, are overly optimistic. Such tight spreads also present an asymmetrical risk and reward profile; the likelihood of further meaningful compression from these levels is small, while the risk of significant widening as the sector reprices to a potentially slowing economy is high. As such, the Fund capitalized on this market strength to reduce exposure and migrate higher up the quality spectrum, with remaining positions emphasizing defensive sectors like communications, non-cyclicals, and those not typically prone to cyclical volatility. Finally, very small positions in interest-only (IO) CMBS bonds and agency MBS CMOs (Collateralized Mortgage Obligations) with stable duration profiles are maintained, while a modest position in municipal debt is also held.

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCSX (Inception: June 29, 2018)	7.88%	3.15%	-2.60%	1.65%	—	2.75%
Bloomberg U.S. Corporate Index	8.07%	4.43%	-1.87%	1.52%	—	2.35%

MWCBX (Inception: June 29, 2018)	8.14%	3.52%	-2.32%	1.92%	—	3.03%

Bloomberg U.S. Corporate Index	8.07%	4.43%	-1.87%	1.52%	—	2.35%

3 / Annual Report March 2024

Metropolitan West Flexible Income Fund

M-Class (MWFSX), I-Class (MWFEX)

The MetWest Flexible Income Fund – I Class (“Fund”) gained 5.77% (net of fees) for the 12-month period ended March 31, 2024, while the Bloomberg U.S. Aggregate Bond Index (“Index”) gained 1.70%. Outperformance for the period was due in part to the Fund’s shorter-than-Index duration position as Treasury yields marched higher across the curve, with the 10-Year touching 5% in the third quarter. Also significant to outperformance was the off-Index allocation to securitized sectors. Agency MBS was a headwind in the first half of the period given the historically cheap (and cheapening) levels but bounced back in the second half with strong returns in 4Q23 and March 2024. Non-agency MBS generally performed well over the period given improved investor optimism regarding the future trajectory of home prices and increased investor demand in the space. Additionally, their largely floating rate structures and minimal interest rate duration profiles have benefitted performance in the rising rate environment. Similarly, the Fund’s CLO position contributed for the period as their floating rate nature mitigated the impact of rising rates while falling yield premiums helped propel the sector to outperformance relative to duration-matched Treasuries. Finally, private label CMBS performance was also strong, while additional gains came from interest-only CMBS bonds which continued to benefit from strong cash flows. Turning to corporate credit, the rally over the period prompted disciplined trimming of the Fund’s position, with strong valuations across sectors providing opportunities to de-risk and crystalize gains on holdings that had moved above fair value. Industrials represented an underweight throughout the period, weighing on relative returns as the sector outpaced Treasuries by nearly 280 bps, though issue selection contributed, particularly consumer cyclicals and consumer non-cyclicals. The overweight to financials was trimmed late in the period, but the position contributed overall. Additionally, with European corporate markets outperforming robust U.S. corporate markets in the latter part of the period, the small allocation to Euro-denominated bonds contributed.

Duration positioning ended the quarter at approximately 3.8 years, with a continued emphasis on front-end yields given expectations for a reversal in Fed policy. Sector positioning emphasizes high-quality securitized product opportunities offering attractive risk-adjusted yields, particularly residential MBS. Non-agency MBS exhibits good yields and solid fundamentals given years of amortization and housing price appreciation that has built up substantial equity in the underlying properties, incentivizing homeowners to remain current and insulating bondholders from potential losses. Agency MBS also represents attractive relative value and represents a sizable position but remains slightly underweight versus the Index. Though nominal spreads for the sector have tightened from the wide levels observed in 2023, they remain cheap relative to both historical standards and other high-quality segments of the market, providing yield pickup without undertaking credit risk given the government guarantee. Meanwhile, CMBS represents a small and targeted allocation, focused on deals backed by trophy collateral and/or strong, experienced sponsors that can withstand any prospective volatility in the sector as it undergoes what is likely a slow-moving correction, while a small position in interest-only bonds is maintained given attractive upside potential. ABS positions similarly reflect targeted allocations given the challenges weaker structures or those backed by unsecured collateral are likely to face in a slowing economy, with CLOs comprising the bulk of the exposure, while smaller positions are maintained in a variety of non-traditional collateral types such as student loans, single family rentals, and shipping containers. Turning to corporate credit, current market valuations present an asymmetrical risk and reward profile; the likelihood of spreads compressing meaningfully from these levels is small, while the risk of significant widening as the sector reprices to a slowing economy is high. As such, the Fund capitalized on market strength to reduce exposure and migrate higher up the quality spectrum, with remaining positions emphasizing defensive sectors like communications, non-cyclicals, and those not typically prone to cyclical volatility.

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFSX (Inception: November 30, 2018)	6.56%	5.64%	0.55%	4.36%	—	6.01%
Bloomberg U.S. Aggregate Bond Index	5.99%	1.70%	-2.45%	0.36%	—	1.23%

MWFEX (Inception: November 30, 2018)	6.69%	5.77%	0.77%	4.55%	—	6.18%

Bloomberg U.S. Aggregate Bond Index	5.99%	1.70%	-2.45%	0.36%	—	1.23%

Annual Report March 2024 / 4

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX), Plan-Class (MWFPX)

Against a backdrop of higher rates and increased interest income, both the MetWest Floating Rate Income Fund – I Class (“Fund”) and Morningstar LSTA U.S. Leveraged Loan Index (“Index”) posted positive total returns for the 12-month period ending March 31, 2024, though the Fund’s return of 11.58% (net of fees) trailed the Index by 89 bps. Consistent with other segments of markets throughout the period in which riskier assets outperformed, the lowest-rated cohort of the loan universe led performance for the year, with CCC-rated loans gaining nearly 19%. As such, the Fund’s underweight to this cohort weighed on relative returns, while an increased underweight to B-rated loans also produced a drag as they similarly outperformed the broader loan Index, returning over 13%. From an allocation standpoint, underweights to top-performing software, services, consumer durables, and apparel also held back relative returns, though overweights to healthcare and transportation resulted in modestly positive effects. The largest contributions to Fund performance and relative returns, however, was favorable issue selection among loans in the communications, materials, and capital goods industries.

Though challenges certainly loom for borrowers and sponsors in this floating rate segment of the credit markets, the move higher in Treasury yields over the course of the Fed hiking cycle affords investors healthy current yields. After years of “easy money” in the form of low interest rates and covenant-lite loans, the current environment amplifies risks, yes, but is also ripe for disciplined active management. The team continues to emphasize bottom-up, fundamental credit research with the goal of earning compelling risk-adjusted returns, while seeking to avoid defaults and those borrowers with insufficient collateral or residual enterprise values in the event loan repayments stop. In addition, active management looks to capitalize on the value proposition brought forth by ratings-related dislocations in the market, most notably among otherwise-performing, discounted CCC loans that CLOs offload to stay within indenture exposure limits. While this dynamic is set to continue over the coming quarters given the propensity of ratings agencies to issue more downgrades than upgrades, the Fund still maintains an overall bias towards higher-quality loans while the prospective effects of an economy seemingly at an inflection point continue to unfold. Current exposure is focused on industries that traditionally withstand volatility and are less tied to cyclical market patterns, including communications and non-cyclicals (healthcare, pharmaceuticals), with an added focus on borrowers with strong cash flow positions and interest coverage ratios. Meanwhile, higher beta industries or those typically associated with consumer discretionary spending are underweights.

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	5.44%	11.36%	4.50%	4.30%	3.66%	3.88%
Morningstar LSTA U.S. Leveraged Loan Index	5.39%	12.47%	5.99%	5.47%	4.53%	4.60%

MWFLX (Inception: June 28, 2013)	5.54%	11.58%	4.71%	4.51%	3.86%	4.09%
Morningstar LSTA U.S. Leveraged Loan Index	5.39%	12.47%	5.99%	5.47%	4.53%	4.60%

MWFPX (Inception: January 29, 2021)	5.59%	11.32%	4.59%	—	—	4.45%
Morningstar LSTA U.S. Leveraged Loan Index	5.39%	12.47%	5.99%	—	—	5.87%

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

The MetWest High Yield Bond Fund – I Class (“Fund”) gained 9.03% (net of fees) over the twelve-month period ending March 31, 2024, but trailed the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (“Index”) by approximately 213 bps. Returns were strong across high yield credit sectors, with financials leading with excess returns of 1,169 bps versus duration-matched Treasuries, while industrials posted excess returns of 890 bps and utilities followed with 509 bps. As credit spreads tightened over the period, positions were trimmed across industrials and financials. Early in the period the overweight in industrials turned into an underweight that was extended throughout subsequent quarters and resulted in a sizable drag as the sector performed well. While trimming among financials reduced the overweight, relative positioning remained largely intact – overweight banks and insurance, underweight finance companies. This contributed to relative returns, particularly the overweight in banks and insurance, though the underweight to finance companies detracted. Utilities remained underweight relative to index positions, resulting in a small drag. Turning to issue selection, the higher quality emphasis across holdings in the Fund, particularly in the financial space, weighed on relative performance as lower-quality assets outperformed amid strong demand for risk assets and a relatively shorter duration profile vis-à-vis investment grade credit. Fund holdings lagged index holdings, especially among brokers, insurance, consumer cyclicals, and non-cyclicals. Finally, the allocation to bank loans generally benefitted relative returns as loans outperformed high yield over the past year in all but the third quarter of 2023.

5 / Annual Report March 2024

The ongoing risk-on sentiment and resultant compression of credit spreads across high yield corporates saw the average OAS (option-adjusted spread) move below 300 bps in March, indicating extremely rich valuations and low margin for error across the high yield market in aggregate. These valuations present an asymmetrical risk and reward profile; the likelihood of further meaningful compression from these levels is small, while the risk of significant widening as the sector reprices to a potentially slowing economy is high. As such, the Fund has capitalized on market strength to opportunistically trim exposures, with remaining positions emphasizing higher-quality credits and defensive sectors like communications and non-cyclicals (especially healthcare and food & beverage), while avoiding cyclicals and sectors more closely tied to consumer spending and cyclical volatility. Financials represent a small overweight with an emphasis on insurance credits (notably healthcare given attractive long-term fundamentals) and large money center banks in the U.S. Finally, an allocation to high-quality leveraged loans is maintained as their more senior position in the capital structure relative to bonds provides downside protection, and their floating rate nature offers attractive income potential, though issue selection is particularly important. Looking forward, the potential for elevated volatility presents opportunities to add to the corporate basis at more compelling valuations, likely in the latter half of 2024, with the Fund well positioned to deploy capital given its enhanced liquidity profile and up-in-quality bias.

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	7.59%	8.64%	0.90%	3.93%	3.40%	7.10%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	8.73%	11.15%	2.19%	4.19%	4.44%	7.74%

MWHIX (Inception: March 31, 2003)	7.84%	8.91%	1.15%	4.22%	3.66%	6.66%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	8.73%	11.15%	2.19%	4.19%	4.44%	7.25%

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

For the 12-month period ending March 31, 2024, the MetWest Intermediate Bond Fund – I Class (“Fund”) gained 2.12% (net of fees), though this trailed the Bloomberg Intermediate U.S. Government/Credit Index (“Index”) by 57 bps. Relative underperformance stemmed primarily from the Fund’s duration position, which remained longer than the Index throughout the year. Additionally, the Fund benefitted early in the period from an overweight position in corporate credit versus the Index as yield premiums fell, but the continued rally throughout the year prompted disciplined trimming of the Fund’s position, leading to a growing underweight that ultimately weighed on returns for the full-year period. However, this was more than offset by meaningful contributions from issue selection, particularly among banks, consumer non-cyclicals, communications, and REITs, while Euro-denominated issues added modestly later in the period as European corporate markets outpaced robust U.S. corporate markets. Meanwhile, the off-Index allocation to securitized products was a positive, led by residential MBS. Non-agency MBS generally performed well throughout the year as the sector benefitted from robust housing credit fundamentals and increased investor demand across the space, with both legacy (pre-GFC) and newer issued securities contributing, while the agency MBS exposure was a tailwind, driven largely by the strong performance over the fourth quarter of 2023. Finally, ABS and CMBS issues in the Fund performed well given rising prices across both sectors on sustained investor demand and falling yield premiums.

Given expectations for a steeper curve, duration positioning remains overweight relative to the Index, finishing the quarter approximately 0.7 years long with an emphasis on front-end yields. In terms of sector positioning, corporate credit represents an underweight given current market valuations and yield spread levels that, in our view, are overly optimistic. Such tight spreads also present an asymmetrical risk and reward profile; the likelihood of further meaningful compression from these levels is small, while the risk of significant widening as the sector reprices to a potentially slowing economy is high. As such, the Fund capitalized on this market strength to reduce exposure and migrate higher up the quality spectrum, with remaining positions emphasizing defensive sectors like communications, non-cyclicals, and those not typically prone to cyclical volatility. Offsetting the underweight to corporate credit are off-Index positions in high-quality securitized products offering risk-adjusted yields, with agency MBS the largest securitized exposure. Though nominal spreads for the sector have tightened from the wide levels observed in 2023, they remain cheap relative to both historical standards and other high-quality segments of the market, providing yield pickup without undertaking credit risk given the government guarantee. Non-agency MBS also exhibits good yields and solid fundamentals given years of amortization and housing price appreciation that has built up substantial equity in the underlying properties, incentivizing homeowners to remain current and insulating bondholders from potential losses. Meanwhile, CMBS represents a small and targeted allocation, focused on deals backed by trophy collateral and/or strong, experienced sponsors that

Annual Report March 2024 / 6

can withstand any prospective volatility in the sector as it undergoes what is likely a slow-moving correction. ABS positions similarly reflect targeted allocations given the challenges weaker structures or those backed by unsecured collateral are likely to face in a slowing economy, with FFELP student loans and senior CLO tranches comprising the bulk of the exposure.

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWIMX (Inception: June 30, 2003)	4.58%	1.80%	-1.76%	0.87%	1.30%	3.35%
Bloomberg Intermediate U.S. Government/Credit Index	4.40%	2.69%	-1.06%	1.09%	1.60%	2.78%

MWIIX (Inception: June 28, 2002)	4.69%	2.12%	-1.51%	1.11%	1.53%	4.12%
Bloomberg Intermediate U.S. Government/Credit Index	4.40%	2.69%	-1.06%	1.09%	1.60%	3.14%

Metropolitan West Investment Grade Credit Fund

M-Class (MWISX), I-Class (MWIGX)

The MetWest Investment Grade Credit Fund –I Class (“Fund”) gained 4.23% (net of fees) for the 12-month period ended March 31, 2024, while the Bloomberg U.S. Intermediate Credit Index (“Index”) gained 4.56%. Underperformance for the period was partially due to the Fund’s duration position, which remained longer than the Index throughout the year after moving to an overweight position in 2022. The rally in corporate credit over the period prompted disciplined trimming of the Fund’s position, particularly among industrial and financial credit. The underweight to industrial credit was the biggest drag on relative returns for the period as the sector outpaced Treasuries by nearly 280 bps. However, issue selection contributed with the emphasis on communications boosting returns. Financials, meanwhile, had little impact over the period, as favorable issue selection was offset by a drag from the underweight position that resulted after trimming in the latter half of the period. Finally, the overweight to taxable municipal bonds benefitted returns as the sector finished ahead of similar duration Treasuries by nearly 530 bps for the period, while emerging market bonds held in the Fund modestly outpaced those in the Index. Turning to securitized sectors, the off-index allocation to agency MBS was a headwind in the first half of the period given the historically cheap (and cheapening) levels but bounced back in the second half with strong returns in 4Q23 and March 2024. Non-agency MBS generally performed well over the period given improved investor optimism regarding the future trajectory of home prices and increased investor demand in the space. Additionally, their largely floating rate structures and minimal interest rate duration profiles have benefitted performance in the rising rate environment. Similarly, the Fund’s CLO position contributed for the period as their floating rate nature mitigated the impact of rising rates while falling yield premiums helped propel the sector to outperformance relative to duration-matched Treasuries. Finally, private label CMBS performance was also strong, while additional gains came from interest-only CMBS bonds which continued to benefit from strong cash flows.

Given expectations for a steeper curve, duration positioning remains overweight relative to the Index, finishing the quarter approximately 0.8 years long with an emphasis on front-end yields. Turning to sector positioning, current corporate credit market valuations present an asymmetrical risk and reward profile; the likelihood of spreads compressing meaningfully from these levels is small, while the risk of significant widening as the sector reprices to a slowing economy is high. As such, the Fund remained underweight corporate credit, with allocations emphasizing defensive sectors like communications, non-cyclicals, and select financials, including large money center banks as well as insurance and REIT credits with attractive long-term fundamentals, while largely avoiding cyclicals and sectors more closely tied with consumer discretionary spending. The underweight to corporate credit is supplemented by an overweight to municipal debt and high-quality securitized product opportunities offering attractive risk-adjusted yields, where agency MBS represents a sizable position. Though nominal spreads for the sector have tightened from the wide levels observed in 2023, they remain cheap relative to both historical standards and other high-quality segments of the market, providing yield pickup without undertaking credit risk given the government guarantee. Non-agency MBS also exhibits good yields and solid fundamentals given years of amortization and housing price appreciation that has built up substantial equity in the underlying properties, incentivizing homeowners to remain current and insulating bondholders from potential losses. Meanwhile, CMBS represents a small and targeted allocation, focused on high-quality senior non-agency CMBS and interest-only bonds. ABS positions similarly reflect targeted allocations given the challenges weaker structures or those backed by unsecured collateral are likely to face in a slowing economy, with FFELP student loans and senior CLO tranches comprising the bulk of the exposure.

7 / Annual Report March 2024

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWISX (Inception: June 29, 2018)	5.92%	4.01%	-1.29%	1.70%	—	3.02%
Bloomberg U.S. Intermediate Credit Index	5.81%	4.56%	-0.52%	1.77%	—	2.41%

MWIGX (Inception: June 29, 2018)	6.17%	4.23%	-1.09%	1.92%	—	3.23%
Bloomberg U.S. Intermediate Credit Index	5.81%	4.56%	-0.52%	1.77%	—	2.41%

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

For the twelve-month period ending March 31, 2024, the MetWest Low Duration Bond Fund – I Class (“Fund”) gained 4.03% (net of fees), outperforming the ICE BofA 1-3 Year U.S. Treasury Index (“Index”) by 106 bps. Relative outperformance was driven by the Fund’s exposure to fixed income credit and yield spread sectors, nearly all of which finished ahead of similar duration Treasuries given the risk-on macro backdrop. The position among securitized products created the largest benefit, led by residential MBS. Non-agency MBS generally performed well throughout the year as the sector benefitted from robust housing credit fundamentals and increased investor demand across the space, with both legacy (pre-GFC) and newer issued securities contributing, while the agency MBS exposure was a tailwind, driven largely by the strong performance over the fourth quarter of 2023. Meanwhile, CMBS issues in the Fund performed well as prices improved later in the period alongside increased investor optimism, while ABS holdings similarly contributed given sustained demand and robust new issue sponsorship by money managers. Turning to the position among short corporates, outright exposure maintained throughout the year rewarded returns, while the ongoing improvement in pricing and valuations across industries provided opportunity to trim exposure and capitalize on holdings that had moved above fair value. From an issue selection standpoint, contributions were led by banks, insurance, pharmaceuticals, healthcare, and select Euro-denominated bonds as European corporate markets outperformed robust U.S. corporate markets late in the period.

Given expectations for a steeper curve, duration positioning remains overweight relative to the Index, finishing the quarter approximately 0.9 years long with an emphasis on front-end yields. Turning to sector positioning, exposures currently emphasize high-quality securitized product opportunities offering attractive risk-adjusted yields, where agency MBS represents the largest outright position. Though nominal spreads for the sector have tightened from the wide levels observed in 2023, they remain cheap relative to both historical standards and other high-quality segments of the market, providing yield pickup without undertaking credit risk given the government guarantee. Non-agency MBS also exhibits good yields and solid fundamentals given years of amortization and housing price appreciation that has built up substantial equity in the underlying properties, incentivizing homeowners to remain current and insulating bondholders from potential losses. Meanwhile, CMBS represents a small and targeted allocation, focused on deals backed by trophy collateral and/or strong, experienced sponsors that can withstand any prospective volatility in the sector as it undergoes what is likely a slow-moving correction. ABS positions similarly reflect targeted allocations given the challenges weaker structures or those backed by unsecured collateral are likely to face in a slowing economy, with FFELP student loans and senior CLO tranches comprising the bulk of the exposure. Turning to corporate credit, current market valuations present an asymmetrical risk and reward profile; the likelihood of spreads compressing meaningfully from these levels is small, while the risk of significant widening as the sector reprices to a slowing economy is high. As such, the Fund capitalized on market strength to reduce exposure and migrate higher up the quality spectrum, with remaining positions emphasizing defensive sectors like communications, non-cyclicals, and those not typically prone to cyclical volatility.

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWLDX (Inception: March 31, 1997)	4.27%	3.82%	0.20%	1.28%	1.25%	3.18%
ICE BofA 1-3 Year U.S. Treasury Index	2.80%	2.97%	0.08%	1.16%	1.07%	2.81%

MWLIX (Inception: March 31, 2000)	4.37%	4.03%	0.40%	1.49%	1.46%	2.90%
ICE BofA 1-3 Year U.S. Treasury Index	2.80%	2.97%	0.08%	1.16%	1.07%	2.44%

MWLNX (Inception: September 22, 2009)	4.23%	3.77%	0.12%	1.20%	1.15%	2.50%
ICE BofA 1-3 Year U.S. Treasury Index	2.80%	2.97%	0.08%	1.16%	1.07%	1.08%

Annual Report March 2024 / 8

Metropolitan West Opportunistic High Income Credit Fund

M-Class (MWORX), I-Class (MWOPX)

The MetWest Opportunistic High Income Credit Fund – I Class (“Fund”) gained 9.81% (net of fees) over the twelve-month period ending March 31, 2024, but trailed the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index (“Index”) by approximately 135 bps. A nearly 30% rise in equity markets benefitted the allocation to equities in the Fund, though the underweight to high yield credit in favor of investment grade positions and an off-index allocation to securitized credit resulted in a sizable drag as high yield led across fixed income sectors due to its relatively shorter duration profile and equity-like enthusiasm. The underweight to below investment grade industrials, particularly consumer cyclicals, was the biggest drag on performance, while exposure to utilities also remained underweight relative to index positions, resulting in a small drag. Financials led in both high yield and investment grade credit markets, rewarding the overweight (for most of the period) to the sector, though the underweight to finance companies detracted. As credit spreads compressed and valuations improved, positions were trimmed opportunistically, taking the overall allocation to financials to a relative underweight versus the Index late in the period. Issue selection across sectors further weighed on returns given the higher quality emphasis, with positions in brokerage, insurance, cyclical, non-cyclical, technology, and energy sectors trailing those in the benchmark. Finally, the small allocation to bank loans generally benefitted relative returns as loans outperformed high yield over the past year in all but the third quarter of 2023, and the position was trimmed late in the period.

The ongoing risk-on sentiment and resultant compression of credit spreads across high yield corporates saw the average OAS move below 300 bps in March, indicating extremely rich valuations and low margin for error across the high yield market in aggregate. These valuations present an asymmetrical risk and reward profile; the likelihood of further meaningful compression from these levels is small, while the risk of significant widening as the sector reprices to a potentially slowing economy is high. As such, the Fund has capitalized on market strength to opportunistically trim exposures, with remaining positions emphasizing higher-quality credits and defensive sectors like communications and non-cyclicals (especially healthcare and food & beverage), while avoiding cyclicals and sectors more closely tied to consumer spending and cyclical volatility. Financials represent a small underweight with an emphasis on insurance credits (notably healthcare given attractive long-term fundamentals) and large money center banks in the U.S. An allocation to high-quality leveraged loans is also maintained as their more senior position in the capital structure relative to bonds provides downside protection, and their floating rate nature offers attractive income potential, though issue selection is particularly important. Additionally, the small equity position will be maintained given upside potential. Looking forward, the potential for elevated volatility presents opportunities to add to the corporate basis at more compelling valuations, likely in the latter half of 2024, with the Fund well positioned to deploy capital given its enhanced liquidity profile and up-in-quality bias. Outside of corporate credit, the team is generally constructive on securitized credit, particularly non-agency MBS, which exhibits good yields and solid fundamentals given years of amortization and housing price appreciation that has built up substantial equity in the underlying properties, incentivizing homeowners to remain current and insulating bondholders from potential losses. Finally, CMBS represents a small and targeted allocation, focused on deals backed by trophy collateral and/or strong, experienced sponsors that can withstand any prospective volatility as the sector undergoes what is likely a slow-moving correction, as well as select IO issues where there is attractive upside potential.

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWORX (Inception: August 2, 2021)	8.60%	9.55%	—	—	—	-0.39%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	8.73%	11.15%	—	—	—	1.43%

MWOPX (Inception: August 2, 2021)	8.74%	9.66%	—	—	—	-0.20%
Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap	8.73%	11.15%	—	—	—	1.43%

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

The MetWest Strategic Income Fund – I Class (“Fund”) returned 7.10% (net of fees) for the 12-month period ending March 31, 2024, finishing behind the ICE BofA U.S. 3-Month Treasury Bill Index + 200 bps (“Index”) by 24 bps. Given the increase in yields across the U.S. Treasury curve during the period, the Fund’s positive duration position was the largest detractor from relative performance. Despite the higher rate environment, investor sentiment remained positive and decidedly risk-on, especially later in the year, helping lead fixed income credit and yield spread sectors to outperformance relative to risk-free Treasuries. As

9 / Annual Report March 2024

such, the Fund’s broad-based fixed income exposure across sectors benefitted relative returns, driven by allocations to securitized products. Non-agency MBS issues contributed the most as continued investor demand and strong fundamentals led to price appreciation, with legacy (pre-GFC) issues and credit risk transfer (CRT) deals in the Fund providing a boost. CMBS and ABS exposure was also additive, with each sector similarly benefitting from increased demand and broader risk-on macro backdrop, while agency MBS holdings had little impact for the full-year period. Turning to the position among corporates, outright exposure maintained throughout the year rewarded returns, while the ongoing improvement in pricing and valuations across industries provided opportunity to trim exposure and capitalize on holdings that had moved above fair value. From an issue selection standpoint, contributions were led by banks, communications, midstream energy, aerospace, and select Euro-denominated bonds as European corporate markets outperformed robust U.S. corporate markets late in the period.

Duration positioning remains longer than typical with an emphasis on the front end of the yield curve given our view that rates are restrictive and above fair value, especially in a slowing economy where inflation has generally been on a downward trend. Sector positioning currently emphasizes high-quality securitized product opportunities offering attractive risk-adjusted yields, where non-agency MBS represents the largest position given good yields and solid fundamentals after years of amortization and housing price appreciation that has built up substantial equity in the underlying properties, incentivizing homeowners to remain current on repayments and insulating bondholders from potential losses. Agency MBS also represents a sizable position, and while nominal spreads in the sector have come down from the peaks observed last May and October, they remain wide relative to historical averages and other high-quality fixed income products, creating compelling relative value that is further supported by the government guarantee and liquid nature of the sector. Meanwhile, CMBS represents a smaller and more targeted allocation, focused on select interest-only bonds and deals backed by trophy collateral and/or strong, experienced sponsors that can withstand any prospective volatility in the sector as it undergoes what is likely a slow-moving correction. ABS exposure similarly reflects targeted allocations given the challenges weaker structures or those backed by unsecured collateral are likely to face in a slowing economy, with single family rentals, AAA- and mezzanine CLOs, and FFELP student loans comprising the bulk of the exposure. Finally, market valuations throughout corporate credit present an asymmetrical risk and reward profile; the likelihood of spreads compressing meaningfully from current levels is small, while the risk of significant widening as the sector reprices to a potentially slowing economy is high. As such, the Fund capitalized on market strength to reduce exposure across investment grade and high yield corporates and migrate higher up the quality spectrum, with remaining positions emphasizing defensive sectors like communications, non-cyclicals, and those not typically prone to cyclical volatility.

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	6.06%	6.67%	1.07%	2.53%	2.41%	3.73%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	3.52%	7.16%	4.51%	3.98%	3.36%	3.51%

MWSIX (Inception: March 31, 2004)	6.19%	7.10%	1.31%	2.74%	2.65%	3.35%
ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps	3.52%	7.16%	4.51%	3.98%	3.36%	3.53%

Metropolitan West Sustainable Securitized Fund

M-Class (MWERX), I-Class (MWESX)

The MetWest Sustainable Securitized Fund – I Class (“Fund”) delivered a total return of 4.67% (net of fees) for the 12-month period ending March 31, 2024, outperforming the Bloomberg U.S. Mortgage-Backed Securities (MBS) Index (“Index”) by 328 bps. Given the increase in yields across the U.S. Treasury curve during the period, the Fund’s positive duration position detracted from relative performance. Despite the higher rate environment, investor sentiment remained positive and decidedly risk-on, especially later in the year, helping lead fixed income credit and yield spread sectors to outperformance relative to risk-free Treasuries. Agency MBS outperformed Treasuries by 100 basis points over the period, despite lagging in the first half of the period given the historically cheap (and cheapening) levels. As a result, the Fund’s structural underweight to this sector reflected a sizable drag on relative returns. However, this drag was sizably offset by the Fund’s exposure to securitized credit, with holdings across non-agency residential and commercial mortgages, and various ABS sectors. Non-agency CMBS holdings, which are concentrated in single asset, single borrower (SASB) properties with sustainable characteristics, represented the largest contributor to performance. Non-agency MBS also continued to provide attractive risk-adjusted returns given the strength of underlying collateral, underpinned by home price appreciation over recent years that has lowered loan-to-value ratios, increased homeowner equity, and effectively de-leveraged many non-agency MBS deals. Fund holdings of re-securitized legacy collateral provided a sizable boost to the Funds outperformance. Elsewhere in securitized, ABS performed well over the period adding to relative returns.

Annual Report March 2024 / 10

Duration positioning remains longer than typical with an emphasis on the front end of the yield curve given our view that rates are restrictive and above fair value, especially in a slowing economy where inflation has generally been on a downward trend. Residential MBS represents the largest exposure, reflected in a market value allocation to agency MBS. This sector also presents the best opportunities to achieve important allocations to affordable housing. Meanwhile, non-agency MBS remains among the best values in fixed income with good yields and solid fundamentals, within select non-agency exposures that are aligned to social objectives, such as the legacy re-performing loans and manufactured housing. Finally, non-agency CMBS is a sector with both prospective volatility and opportunity, where many of the most compelling opportunities are trophy properties that have green attributes. These properties command rental premiums and have seen relatively ‘sticky’ tenant demand. Market liquidity and demand remain plentiful for these trophy properties, while deals backed by weaker collateral are likely to see principal losses and falling prices on continued materialization of commercial market stress, especially in more subordinated tranches.

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWERX (Inception: October 1, 2021)	9.15%	4.33%	—	—	—	-3.51%
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	6.36%	1.39%	—	—	—	-3.56%

MWESX (Inception: October 1, 2021)	9.25%	4.67%	—	—	—	-3.45%
Bloomberg U.S. Mortgage-Backed Securities (MBS) Index	6.36%	1.39%	—	—	—	-3.56%

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), I-2-Class (MWTTX), Administrative-Class (MWTNX),

Plan-Class (MWTSX)

The MetWest Total Return Bond Fund – I Class (“Fund”) gained 1.45% (net of fees) for the 12-month period ended March 31, 2024, while the Bloomberg U.S. Aggregate Bond Index (“Index”) gained 1.70%. Underperformance for the period was largely due to the Fund’s duration position, which remained longer than the Index throughout the year after moving to an overweight position in 2022. Additionally, the Fund benefitted early in the period from an overweight position in corporate credit versus the Index as yield premiums fell, but the continued rally throughout the year prompted disciplined trimming of the Fund’s position, leading to a growing underweight that weighed on returns. This was more than offset by meaningful contributions from issue selection, particularly among communications, consumer non-cyclicals, consumer cyclicals, and REITs, while Euro-denominated issues added modestly later in the period as European corporate markets outpaced robust U.S. corporate markets. Turning to securitized sectors, the overweight to agency MBS was a headwind in the first half of the period given the historically cheap (and cheapening) levels but bounced back in the second half with strong returns in 4Q23 and March 2024. During this period, overweight positioning was extended in a disciplined fashion. Away from agency-backed collateral, non-agency MBS generally performed well over the period given improved investor optimism regarding the future trajectory of home prices and increased investor demand in the space. Additionally, their largely floating rate structures and minimal interest rate duration profiles have benefitted performance in the rising rate environment. Similarly, the Fund’s CLO position contributed for the period as their floating rate nature mitigated the impact of rising rates while falling yield premiums helped propel the sector to outperformance relative to duration-matched Treasuries.

Given expectations for a steeper curve, duration positioning remains overweight relative to the Index, finishing the quarter approximately 0.8 years long with an emphasis on front-end yields. Turning to sector positioning, exposures currently emphasize high-quality securitized product opportunities offering attractive risk-adjusted yields, where agency MBS represents the largest outright and relative position. Though nominal spreads for the sector have tightened from the wide levels observed in 2023, they remain cheap relative to both historical standards and other high-quality segments of the market, providing yield pickup without undertaking credit risk given the government guarantee. Non-agency MBS also exhibits good yields and solid fundamentals given years of amortization and housing price appreciation that has built up substantial equity in the underlying properties, incentivizing homeowners to remain current and insulating bondholders from potential losses. Meanwhile, CMBS represents a small and targeted allocation, focused on deals backed by trophy collateral and/or strong, experienced sponsors that can withstand any prospective volatility in the sector as it undergoes what is likely a slow-moving correction. ABS positions similarly reflect targeted allocations given the challenges weaker structures or those backed by unsecured collateral are likely to face in a slowing economy, with FFELP student loans and senior CLO tranches comprising the bulk of the exposure. Turning to corporate credit,

11 / Annual Report March 2024

current market valuations present an asymmetrical risk and reward profile; the likelihood of spreads compressing meaningfully from these levels is small, while the risk of significant widening as the sector reprices to a slowing economy is high. As such, the Fund capitalized on market strength to reduce exposure and migrate higher up the quality spectrum, with remaining positions emphasizing defensive sectors like communications, non-cyclicals, and those not typically prone to cyclical volatility.

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWTRX (Inception: March 31, 1997)	6.44%	1.24%	-3.23%	0.20%	1.33%	4.94%
Bloomberg U.S. Aggregate Bond Index	5.99%	1.70%	-2.45%	0.36%	1.54%	4.23%

MWTIX (Inception: March 31, 2000)	6.55%	1.45%	-3.02%	0.42%	1.56%	4.72%
Bloomberg U.S. Aggregate Bond Index	5.99%	1.70%	-2.45%	0.36%	1.54%	3.92%

MWTTX (Inception: March 6, 2020)	6.52%	1.39%	-3.10%	—	—	-2.14%
Bloomberg U.S. Aggregate Bond Index	5.99%	1.70%	-2.45%	—	—	-1.79%

MWTNX (Inception: December 18, 2009)	6.37%	1.12%	-3.34%	0.09%	1.23%	2.79%
Bloomberg U.S. Aggregate Bond Index	5.99%	1.70%	-2.45%	0.36%	1.54%	2.28%

MWTSX (Inception: July 31, 2011)	6.63%	1.58%	-2.96%	0.51%	1.63%	2.44%
Bloomberg U.S. Aggregate Bond Index	5.99%	1.70%	-2.45%	0.36%	1.54%	1.79%

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

For the twelve-month period ending March 31, 2024, the MetWest Ultra Short Bond Fund –I Class (“Fund”) gained 4.31% (net of fees) to finish in line with the ICE BofA 1-Year U.S. Treasury Index (“Index”). With improved investor optimism over the period and accompanying risk-on sentiment resulting in outperformance relative to U.S. Treasuries for nearly every fixed income sector, the Fund’s broad-based exposures contributed favorably to relative returns. Securitized products provided the largest benefit, led by short duration non-agency MBS issues that provided steady cash flows and experienced an increase in prices over the year on heightened demand. Agency MBS holdings also contributed given a sizeable position in floating rate CMOs, which helped to offset some of the negative impacts arising from rate volatility. Similarly, ABS exposure benefitted Fund performance, led by CLOs and single-family rental collateral, while non-agency CMBS issues contributed given strong performance amid the broader risk-on backdrop. Meanwhile, the allocation to short investment grade corporates was beneficial as they bested short-duration Treasuries, with favorable issue selection among banking, REITs and packaging names providing an additional boost. Finally, the Fund’s duration position, which was longer than the Index throughout the period, weighed on relative performance given the increase in Treasury yields over the year.

Duration positioning remains longer than the Index with a focus on front-end yields given our view that rates are restrictive and above fair value, especially in a slowing economy where inflation has generally been on a downward trend. Sector positioning currently emphasizes high-quality securitized product opportunities offering attractive risk-adjusted yields, with a focus on agency MBS. Though nominal spreads have come down from the peaks observed last May and October, they remain wide relative to historical averages and other high-quality fixed income products, creating compelling relative value that is further supported by the government guarantee and liquid nature of the sector. Non-agency MBS also offers good yields and solid fundamentals after years of amortization and housing price appreciation that has built up substantial equity in the underlying properties, incentivizing homeowners to remain current and insulating bondholders from potential losses. Meanwhile, CMBS represents a smaller and more targeted allocation with a focus on high-quality collateral and sponsors, while ABS exposure emphasizes AAA-rated CLOs and automobile collateral. Turning to corporate credit, current market valuations present an asymmetrical risk and reward profile; the likelihood of spreads compressing meaningfully from these levels is small, while the risk of significant widening as the sector reprices to a potentially slowing economy is high. As such, the Fund capitalized on market strength to reduce exposure and migrate higher up the quality spectrum, with remaining positions emphasizing defensive sectors like communications, non-cyclicals, and those not typically prone to cyclical volatility.

Annual Report March 2024 / 12

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	3.78%	4.14%	1.14%	1.26%	1.11%	1.72%
ICE BofA 1-Year U.S. Treasury Index	2.63%	4.30%	1.44%	1.66%	1.25%	1.63%

MWUIX (Inception: July 31, 2004)	3.86%	4.31%	1.31%	1.42%	1.27%	1.63%
ICE BofA 1-Year U.S. Treasury Index	2.63%	4.30%	1.44%	1.66%	1.25%	1.67%

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX), Plan-Class (MWCPX)

The MetWest Unconstrained Bond Fund – I Class (“Fund”) gained 5.87% (net of fees) for the 12-month period ended March 31,

2024, while the Bloomberg U.S. Treasury Bills: 1-3 Months Index (“Index”) gained 5.37%. Despite Treasury yields moving higher from the low levels observed following last March’s U.S. banking sector struggles, fixed income spread products posted sizeable excess returns versus duration-matched Treasuries given growing optimism for a soft-landing and persistent risk-on sentiment that helped drive yield spreads tighter. As such, the Fund’s exposure to spread products, including corporate and securitized credit, benefitted relative returns and drove outperformance versus the Index. Broad-based corporate credit provided the largest contribution given a tightening of credit spreads by 48 and 156 bps for investment grade and high yield corporates, respectively, with favorable issue selection among banking, cable satellite, and media names also contributing. Meanwhile, the improved macro tone and risk-on backdrop drove spread compression across securitized products as well, leading to sizeable contributions to Fund performance from the non-agency MBS, ABS and CMBS sectors, with more subordinated tranches providing the largest benefit given outsized spread compression. Non-agency MBS generally performed well over the period given improved investor optimism regarding the future trajectory of home prices and increased investor demand in the space. Additionally, their largely floating rate structures and minimal interest rate duration profiles have benefitted performance in the rising rate environment. Similarly, the Fund’s CLO position contributed for the period as their floating rate nature mitigated the impact of rising rates while falling yield premiums helped propel the sector to outperformance relative to duration-matched Treasuries. Higher rates, however, did weigh on Fund performance given the positive duration position, which was extended modestly throughout the period to 3.2 years.

Duration positioning ended the quarter at approximately 3.2 years given our view that rates are restrictive and above fair value, especially in a slowing economy where inflation has generally been on a downward trend. Sector positioning currently emphasizes high-quality securitized product opportunities offering attractive risk-adjusted yields, where non-agency MBS represents the largest outright position given good yields and solid fundamentals after years of amortization and housing price appreciation that has built up substantial equity in the underlying properties, incentivizing homeowners to remain current and insulating bondholders from potential losses. Agency MBS also represents a sizable position, and while nominal spreads in the sector have come down from the peaks observed last May and October, they remain wide relative to historical averages and other high-quality fixed income products, creating compelling relative value that is further supported by the government guarantee and liquid nature of the sector. Meanwhile, CMBS represents a smaller and more targeted allocation, focused on deals backed by trophy collateral and/or strong, experienced sponsors that can withstand any prospective volatility in the sector as it undergoes what is likely a slow-moving correction. ABS positions similarly reflect targeted allocations given the challenges weaker structures or those backed by unsecured collateral are likely to face in a slowing economy, with FFELP student loans, single family rentals, and senior CLO tranches comprising the bulk of the exposure. Turning to corporate credit, current market valuations present an asymmetrical risk and reward profile; the likelihood of spreads compressing meaningfully from these levels is small, while the risk of significant widening as the sector reprices to a slowing economy is high. As such, the Fund capitalized on market strength to reduce exposure across investment grade and high yield corporates and migrate higher up the quality spectrum, with remaining positions emphasizing defensive sectors like communications, non-cyclicals, and those not typically prone to cyclical volatility.

13 / Annual Report March 2024

	Performance Through March 31, 2024

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)

MWCRX (Inception: September 30, 2011)	5.88%	5.57%	0.09%	1.68%	2.04%	3.84%
Bloomberg U.S. Treasury Bills: 1-3 Months Index	2.72%	5.37%	2.65%	2.02%	1.36%	1.10%

MWCIX (Inception: September 30, 2011)	6.03%	5.87%	0.37%	1.97%	2.33%	4.12%
Bloomberg U.S. Treasury Bills: 1-3 Months Index	2.72%	5.37%	2.65%	2.02%	1.36%	1.10%

MWCPX (Inception: March 6, 2020)	6.06%	5.93%	0.46%	—	—	1.26%
Bloomberg U.S. Treasury Bills: 1-3 Months Index	2.72%	5.37%	2.65%	—	—	2.02%

A Disciplined Value Philosophy

Difficult economic and market conditions, no doubt, test the patience of investors and the discipline of asset managers. The upside, if we can cite one, is that cheaper prices create opportunities for better entry points, and a tendency for excessive risk aversion, that is, panic selling, which amplifies mispricing. This remains especially true in fixed income, as the size, structure and segmentation of the market continue to be a place where active strategy and disciplined implementation can generate outperformance and moderate risk under a value-oriented approach. The Funds and its management are unwavering in that commitment and have been for more than 25 years.

Thank you again for your investment in the Metropolitan West Funds. Our entire team looks forward to continuing to assist you in the fulfillment of your financial goals.

Sincerely,

Megan McClellan

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rate, issue, and credit risks as those risks associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including leverage risk. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the risk that the value of a Fund’s investments in foreign securities may decline based on changes to currency values, or political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the underlying loans to pay off at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of May 2024, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

This report must be preceded or accompanied by a prospectus.

Annual Report March 2024 / 14

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.tcw.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual 10 year total returns for the Metropolitan West AlphaTrak 500 Fund were 29.17% and 13.02%, respectively. The graph assumes that distributions were reinvested.

Metropolitan West Corporate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Corporate Bond Fund Class M with the performance of the Bloomberg U.S. Corporate Index. The one year and average annual since inception total returns for the Metropolitan West Corporate Bond Fund Class M were 3.15% and 2.75%, respectively. The inception date for Class M was June 29, 2018. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Corporate Bond Fund Class I was June 29, 2018. The one year and average annual since inception total returns for the Metropolitan West Corporate Bond Fund Class I were 3.52% and 3.03%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Corporate Bond Fund Class I shares would have been valued at $11,874.

15 / Annual Report March 2024

Metropolitan West Flexible Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Flexible Income Fund Class M with the performance of the Bloomberg U.S. Aggregate Bond Index. The one year and average annual since inception total returns for the Metropolitan West Flexible Income Fund Class M were 5.64% and 6.01%, respectively. The inception date for Class M was November 30, 2018. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Flexible Income Fund Class I was November 30, 2018. The one year and average annual since inception total returns for the Metropolitan West Flexible Income Fund Class I were 5.77% and 6.18%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Flexible Income Fund Class I shares would have been valued at $13,768.

Metropolitan West Floating Rate Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class M with the performance of the Morningstar LSTA U.S. Leveraged Loan Index. The one year and average annual 10 year total returns for the Metropolitan West Floating Rate Income Fund Class M were 11.36% and 3.66%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Floating Rate Income Fund Class I, the one year and average 10 year total returns were 11.58% and 3.86%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class I shares would have been valued at $14,611.

The inception date for the Metropolitan West Floating Rate Income Fund Plan Class was January 29, 2021. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Plan Class were 11.32% and 4.45%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Floating Rate Income Fund Plan Class shares would have been valued at $11,477.

Annual Report March 2024 / 16

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap. The one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class M were 8.64% and 3.40%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West High Yield Bond Fund Class I, the one year and average annual 10 year total returns were 8.91% and 3.66%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $14,321.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Bloomberg Intermediate U.S. Government/Credit Index. The one year and average annual 10 year total returns for the Metropolitan West Intermediate Bond Fund Class M were 1.80% and 1.30%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Intermediate Bond Fund Class I, the one year and average annual 10 year total returns were 2.12% and 1.53%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $11,635.

17 / Annual Report March 2024

Metropolitan West Investment Grade Credit Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Investment Grade Credit Fund Class M with the performance of the Bloomberg U.S. Intermediate Credit Index. The one year and average annual since inception total returns for the Metropolitan West Investment Grade Credit Fund Class M were 4.01% and 3.02%, respectively. The inception date for Class M was June 29, 2018. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Investment Grade Credit Fund Class I was June 29, 2018. The one year and average annual since inception total returns for the Metropolitan West Investment Grade Credit Fund Class I were 4.23% and 3.23%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Investment Grade Credit Fund Class I shares would have been valued at $12,007.

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the ICE BofA 1-3 Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class M were 3.82% and 1.25%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Low Duration Bond Fund Class I, the one year and average annual 10 year total returns were 4.03% and 1.46%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $11,560.

For the Metropolitan West Low Duration Bond Fund Administrative Class, the one year and average annual 10 year total returns were 3.77% and 1.15%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $11,210.

Annual Report March 2024 / 18

Metropolitan West Opportunistic High Income Credit Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan Opportunistic High Income Credit Fund Class M with the performance of the Bloomberg U.S. Corporate High Yield Index 2% Issuer Cap. The one year and average annual since inception total return for the Metropolitan Opportunistic High Income Credit Fund Class M were 9.55% and -0.39%, respectively. The inception date for Class M was August 2, 2021. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan Opportunistic High Income Credit Fund Class I was August 2, 2021. The one year and average annual since inception total return for the Metropolitan Opportunistic High Income Credit Fund Class I were 9.66% and -0.20%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan Opportunistic High Income Credit Fund Class I shares would have been valued at $9,946.

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the ICE BofA U.S. 3-Month Treasury Bill Index Plus 200 bps. The one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class M were 6.67% and 2.41%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Strategic Income Fund Class I, the one year and average annual 10 year total returns were 7.10% and 2.65%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $12,988.

19 / Annual Report March 2024

Metropolitan West Sustainable Securitized Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Sustainable Securitized Fund Class M with the performance of the Bloomberg U.S. Mortgage-Backed Securities (MBS) Index. The one year and average annual since inception total return for the Metropolitan West Sustainable Securitized Fund Class M were 4.33% and -3.51%, respectively. The inception date for Class M was October 1, 2021. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Sustainable Securitized Fund Class I was October 1, 2021. The one year and average annual since inception total return for the Metropolitan West Sustainable Securitized Fund Class I were 4.67% and -3.45%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Sustainable Securitized Fund Class I shares would have been valued at $9,160.

Annual Report March 2024 / 20

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Bloomberg U.S. Aggregate Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class M were 1.24% and 1.33%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Total Return Bond Fund Class I, the one year and average annual 10 year total returns were 1.45% and 1.56%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $11,678.

The inception date for the Metropolitan West Total Return Bond Fund Class I-2 was March 6, 2020. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Class I-2 were 1.39% and -2.14%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I-2 shares would have been valued at $9,156.

For the Metropolitan West Total Return Bond Fund Administrative Class, the one year and average annual 10 year total returns were 1.12% and 1.23%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Administrative Class shares would have been valued at $11,299.

For the Metropolitan West Total Return Bond Fund Plan Class, the one year and average annual 10 year total returns were 1.58% and 1.63%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Plan Class shares would have been valued at $11,760.

21 / Annual Report March 2024

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the ICE BofA 1-Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class M were 4.14% and 1.11%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Ultra Short Bond Fund Class I, the one year and average annual 10 year total returns were 4.31% and 1.27%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $11,346.

Annual Report March 2024 / 22

Metropolitan West Unconstrained Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class M with the performance of the Bloomberg U.S. Treasury Bills: 1-3 Months Index. The one year and average annual 10 year total returns for the Metropolitan West Unconstrained Bond Fund Class M were 5.57% and 2.04%, respectively. The graph assumes that distributions were reinvested.

* Benchmark changed to Bloomberg U.S. Treasury Bills: 1-3 Months Index from ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Average Index effective 7/29/2023, because the Bloomberg U.S. Treasury Bills: 1-3 Months Index is more representative of the fixed income securities market characteristics that the Fund seeks to replicate or exceed.

For the Metropolitan West Unconstrained Bond Fund Class I, the one year and average annual 10 year total returns were 5.87% and 2.33%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $12,591.

The inception date for the Metropolitan West Unconstrained Bond Fund Plan Class was March 6, 2020. The one year and average annual since inception total return for the Metropolitan West Unconstrained Bond Fund Plan Class were 5.93% and 1.26%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Plan Class shares would have been valued at $10,522.

23 / Annual Report March 2024

Metropolitan West Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended March 31, 2024

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/23	Ending Account Value 03/31/24	Expense Ratio[1]	Expenses Paid During Period[2]
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,243.14	0.45%	$2.52
Hypothetical 5% Return	$1,000.00	$1,022.75	0.45%	$2.28

CORPORATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,078.82	0.75%	$3.90
Class I	$1,000.00	$1,081.36	0.50%	$2.60

Hypothetical 5% Return
Class M	$1,000.00	$1,021.25	0.75%	$3.79
Class I	$1,000.00	$1,022.50	0.50%	$2.53

FLEXIBLE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,065.58	0.80%	$4.13
Class I	$1,000.00	$1,068.31	0.55%	$2.84

Hypothetical 5% Return
Class M	$1,000.00	$1,021.00	0.80%	$4.04
Class I	$1,000.00	$1,022.25	0.55%	$2.78

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

Annual Report March 2024 / 24

	Beginning Account Value 10/01/23	Ending Account Value 03/31/24	Expense Ratio[1]	Expenses Paid During Period[2]
FLOATING RATE INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,054.37	0.90%	$4.62
Class I	$1,000.00	$1,055.40	0.70%	$3.60
Plan Class	$1,000.00	$1,055.93	0.60%	$3.08

Hypothetical 5% Return
Class M	$1,000.00	$1,020.50	0.90%	$4.55
Class I	$1,000.00	$1,021.50	0.70%	$3.54
Plan Class	$1,000.00	$1,022.00	0.60%	$3.03

HIGH YIELD BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,075.85	0.85%	$4.41
Class I	$1,000.00	$1,078.38	0.60%	$3.12

Hypothetical 5% Return
Class M	$1,000.00	$1,020.75	0.85%	$4.29
Class I	$1,000.00	$1,022.00	0.60%	$3.03

INTERMEDIATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,045.79	0.70%	$3.58
Class I	$1,000.00	$1,046.90	0.48%	$2.46

Hypothetical 5% Return
Class M	$1,000.00	$1,021.50	0.70%	$3.54
Class I	$1,000.00	$1,022.60	0.48%	$2.43

INVESTMENT GRADE CREDIT FUND

Actual Fund Return
Class M	$1,000.00	$1,059.17	0.70%	$3.60
Class I	$1,000.00	$1,061.69	0.49%	$2.53

Hypothetical 5% Return
Class M	$1,000.00	$1,021.50	0.70%	$3.54
Class I	$1,000.00	$1,022.55	0.49%	$2.48

LOW DURATION BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,042.70	0.61%	$3.12
Class I	$1,000.00	$1,043.72	0.41%	$2.09
Administrative Class	$1,000.00	$1,042.30	0.70%	$3.57

Hypothetical 5% Return
Class M	$1,000.00	$1,021.95	0.61%	$3.08
Class I	$1,000.00	$1,022.95	0.41%	$2.07
Administrative Class	$1,000.00	$1,021.50	0.70%	$3.54

OPPORTUNISTIC HIGH INCOME CREDIT FUND

Actual Fund Return
Class M	$1,000.00	$1,086.03	0.85%	$4.43
Class I	$1,000.00	$1,087.42	0.60%	$3.13

Hypothetical 5% Return
Class M	$1,000.00	$1,020.75	0.85%	$4.29
Class I	$1,000.00	$1,022.00	0.60%	$3.03

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

25 / Annual Report March 2024

	Beginning Account Value 10/01/23	Ending Account Value 03/31/24	Expense Ratio[1]	Expenses Paid During Period[2]
STRATEGIC INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,060.61	1.03%	$5.31
Class I	$1,000.00	$1,061.90	0.80%	$4.12

Hypothetical 5% Return
Class M	$1,000.00	$1,019.85	1.03%	$5.20
Class I	$1,000.00	$1,021.00	0.80%	$4.04

SUSTAINABLE SECURITIZED FUND

Actual Fund Return
Class M	$1,000.00	$1,091.46	0.70%	$3.66
Class I	$1,000.00	$1,092.51	0.49%	$2.56

Hypothetical 5% Return
Class M	$1,000.00	$1,021.50	0.70%	$3.54
Class I	$1,000.00	$1,022.55	0.49%	$2.48

TOTAL RETURN BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,064.44	0.64%	$3.30
Class I	$1,000.00	$1,065.50	0.44%	$2.27
Class I-2	$1,000.00	$1,065.16	0.51%	$2.63
Administrative Class	$1,000.00	$1,063.68	0.77%	$3.97
Plan Class	$1,000.00	$1,066.30	0.36%	$1.86

Hypothetical 5% Return
Class M	$1,000.00	$1,021.80	0.64%	$3.23
Class I	$1,000.00	$1,022.80	0.44%	$2.23
Class I-2	$1,000.00	$1,022.45	0.51%	$2.58
Administrative Class	$1,000.00	$1,021.15	0.77%	$3.89
Plan Class	$1,000.00	$1,023.20	0.36%	$1.82

ULTRA SHORT BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,037.78	0.50%	$2.55
Class I	$1,000.00	$1,038.58	0.34%	$1.73

Hypothetical 5% Return
Class M	$1,000.00	$1,022.50	0.50%	$2.53
Class I	$1,000.00	$1,023.30	0.34%	$1.72

UNCONSTRAINED BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,059.80	1.03%	$5.30
Class I	$1,000.00	$1,061.36	0.74%	$3.81
Plan Class	$1,000.00	$1,061.66	0.69%	$3.56

Hypothetical 5% Return
Class M	$1,000.00	$1,019.85	1.03%	$5.20
Class I	$1,000.00	$1,021.30	0.74%	$3.74
Plan Class	$1,000.00	$1,021.55	0.69%	$3.49

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

Annual Report March 2024 / 26

Metropolitan West Funds

Summary of Portfolio Holdings (Unaudited)

March 31, 2024

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ALPHATRAK 500 FUND

Sector Diversification
Corporate Bonds	22.85%
Mutual Funds	15.14%
U.S. Agency Mortgage-Backed	14.47%
Asset-Backed Securities	14.07%
U.S. Treasury Bills	13.49%
U.S. Treasury Securities	10.57%
Money Market Funds	8.03%
Non-Agency Mortgage-Backed	5.74%
Non-Agency Commercial Mortgage-Backed	5.58%
U.S. Agency Commercial Mortgage-Backed	1.05%
Municipal Bonds	0.82%
Common Stock	0.07%
Other*	(11.88)%
Total	100.00%

CORPORATE BOND FUND

Sector Diversification
Corporate Bonds	80.42%
U.S. Treasury Securities	13.87%
Money Market Funds	4.74%
Municipal Bonds	2.16%
Asset-Backed Securities	0.64%
U.S. Agency Commercial Mortgage-Backed	0.33%
U.S. Agency Mortgage-Backed	0.15%
Non-Agency Commercial Mortgage-Backed	0.04%
Other*	(2.35)%
Total	100.00%

FLEXIBLE INCOME FUND

Sector Diversification
Corporate Bonds	24.22%
U.S. Agency Mortgage-Backed	22.07%
Non-Agency Mortgage-Backed	20.66%
Asset-Backed Securities	13.69%
U.S. Treasury Bills	12.70%
Money Market Funds	10.16%
Non-Agency Commercial Mortgage-Backed	6.28%
U.S. Treasury Securities	6.12%
Bank Loans	4.75%
Foreign Government Obligations	1.32%
U.S. Agency Commercial Mortgage-Backed	0.67%
Municipal Bonds	0.20%
Common Stock	0.15%
Warrant	0.00%
Other*	(22.99)%
Total	100.00%

FLOATING RATE INCOME FUND

Sector Diversification
Bank Loans	91.58%
Money Market Funds	6.73%
Corporate Bonds	2.58%
U.S. Treasury Bills	1.55%
Asset-Backed Securities	0.97%
Preferred Stock	0.16%
Common Stock	0.08%
Warrant	0.00%
Other*	(3.65)%
Total	100.00%

HIGH YIELD BOND FUND

Sector Diversification
Corporate Bonds	74.22%
Bank Loans	15.41%
U.S. Treasury Bills	6.37%
Money Market Funds	2.20%
Common Stock	0.56%
Warrant	0.00%
Other*	1.24%
Total	100.00%

INTERMEDIATE BOND FUND

Sector Diversification
U.S. Treasury Securities	44.90%
Corporate Bonds	20.15%
U.S. Agency Mortgage-Backed	14.69%
Money Market Funds	11.20%
U.S. Treasury Bills	10.92%
Non-Agency Mortgage-Backed	6.59%
Asset-Backed Securities	5.97%
Non-Agency Commercial Mortgage-Backed	2.99%
Bank Loans	0.95%
Municipal Bonds	0.82%
U.S. Agency Commercial Mortgage-Backed	0.27%
Common Stock	0.04%
Other*	(19.49)%
Total	100.00%

27 / Annual Report March 2024

INVESTMENT GRADE CREDIT FUND

Sector Diversification
Corporate Bonds	45.04%
U.S. Treasury Securities	27.74%
U.S. Agency Mortgage-Backed	13.30%
Money Market Funds	9.25%
Non-Agency Commercial Mortgage-Backed	6.68%
Non-Agency Mortgage-Backed	5.67%
Asset-Backed Securities	4.94%
Municipal Bonds	1.50%
U.S. Agency Commercial Mortgage-Backed	0.09%
Other*	(14.21)%
Total	100.00%

LOW DURATION BOND FUND

Sector Diversification
U.S. Agency Mortgage-Backed	28.04%
U.S. Treasury Securities	26.02%
Corporate Bonds	25.96%
Non-Agency Mortgage-Backed	15.99%
Money Market Funds	12.16%
Non-Agency Commercial Mortgage-Backed	10.37%
Asset-Backed Securities	7.82%
U.S. Treasury Bills	4.21%
Bank Loans	1.50%
U.S. Agency Commercial Mortgage-Backed	1.18%
Municipal Bonds	1.10%
Common Stock	0.00%
Other*	(34.35)%
Total	100.00%

OPPORTUNISTIC HIGH INCOME CREDIT FUND

Sector Diversification
Corporate Bonds	39.69%
Money Market Funds	14.16%
Common Stock	12.40%
U.S. Treasury Bills	10.00%
Non-Agency Mortgage-Backed	7.75%
U.S. Treasury Securities	6.48%
Bank Loans	4.92%
Non-Agency Commercial Mortgage-Backed	3.34%
Master Limited Partnerships	3.00%
U.S. Agency Commercial Mortgage-Backed	0.12%
Other*	(1.86)%
Total	100.00%

STRATEGIC INCOME FUND

Sector Diversification
Non-Agency Mortgage-Backed	27.68%
Corporate Bonds	24.67%
U.S. Treasury Bills	19.19%
U.S. Agency Mortgage-Backed	15.97%
Asset-Backed Securities	14.90%
Money Market Funds	5.20%
Non-Agency Commercial Mortgage-Backed	4.15%
U.S. Treasury Securities	3.23%
U.S. Agency Commercial Mortgage-Backed	0.46%
Municipal Bonds	0.13%
Common Stock	0.10%
Other*	(15.68)%
Total	100.00%

SUSTAINABLE SECURITIZED FUND

Sector Diversification
U.S. Agency Mortgage-Backed	50.49%
U.S. Treasury Securities	21.95%
Asset-Backed Securities	15.57%
Non-Agency Commercial Mortgage-Backed	13.28%
Money Market Funds	12.28%
Non-Agency Mortgage-Backed	6.63%
U.S. Agency Commercial Mortgage-Backed	3.25%
Other*	(23.45)%
Total	100.00%

TOTAL RETURN BOND FUND

Sector Diversification
U.S. Agency Mortgage-Backed	38.80%
U.S. Treasury Securities	32.80%
Corporate Bonds	19.18%
Non-Agency Mortgage-Backed	9.61%
Money Market Funds	9.35%
Asset-Backed Securities	5.07%
Non-Agency Commercial Mortgage-Backed	3.93%
U.S. Agency Discount Notes	3.44%
Bank Loans	1.39%
Repurchase Agreements	0.96%
U.S. Treasury Bills	0.92%
U.S. Agency Commercial Mortgage-Backed	0.76%
Foreign Government Obligations	0.61%
Municipal Bonds	0.33%
Common Stock	0.13%
Other*	(27.28)%
Total	100.00%

Annual Report March 2024 / 28

ULTRA SHORT BOND FUND

Sector Diversification
U.S. Treasury Securities	37.52%
U.S. Agency Mortgage-Backed	27.61%
Corporate Bonds	22.32%
Money Market Funds	12.73%
U.S. Treasury Bills	11.79%
Non-Agency Mortgage-Backed	10.53%
Asset-Backed Securities	3.52%
U.S. Agency Commercial Mortgage-Backed	3.35%
Non-Agency Commercial Mortgage-Backed	3.02%
Municipal Bonds	0.36%
Other*	(32.75)%
Total	100.00%

UNCONSTRAINED BOND FUND

Sector Diversification
Non-Agency Mortgage-Backed	32.05%
U.S. Agency Mortgage-Backed	20.81%
Corporate Bonds	20.80%
Asset-Backed Securities	14.00%
Non-Agency Commercial Mortgage-Backed	9.32%
U.S. Treasury Bills	6.71%
Money Market Funds	3.87%
Bank Loans	3.20%
Foreign Government Obligations	1.84%
U.S. Agency Commercial Mortgage-Backed	1.03%
U.S. Treasury Securities	0.81%
U.S. Agency Discount Notes	0.77%
Common Stock	0.37%
Municipal Bonds	0.32%
Other*	(15.90)%
Total	100.00%

*	Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to the annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

29 / Annual Report March 2024

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BONDS – 75.15%

ASSET-BACKED SECURITIES — 14.07%**
Access Group, Inc.,
Series 2015-1, Class A
(SOFR30A plus 0.81%)
6.13%	07/25/56[1,2]	$7,087	$7,012
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.71%	10/17/34[1,2,3]	100,000	99,981
Apidos CLO XII,
Series 2013-12A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.34%)
6.66%	04/15/31[1,2,3]	106,532	106,599
Apidos CLO XXII,
Series 2015-22A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.32%)
6.64%	04/20/31[1,2,3]	180,321	180,454
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.21%)
6.53%	07/20/29[1,2,3]	18,761	18,776
Barings CLO Ltd.,
Series 2020-4A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.48%)
6.80%	01/20/32[1,2,3]	90,000	90,068
Carvana Auto Receivables Trust,
Series 2022-P3, Class A3
4.61%	11/10/27	165,000	163,324
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.72%	10/25/34[1,2,3]	100,000	100,055
Dryden 58 CLO Ltd.,
Series 2018-58A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.26%)
6.58%	07/17/31[1,2,3]	143,753	143,800
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.16%)
6.48%	04/15/29[1,2,3]	34,120	34,098
Eaton Vance CLO Ltd.,
Series 2020-1A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.43%)
6.75%	10/15/34[1,2,3]	150,000	150,147
Exeter Automobile Receivables Trust,
Series 2021-1A, Class D
1.08%	11/16/26	118,158	115,246

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Exeter Automobile Receivables Trust,
Series 2022-6A, Class C
6.32%	05/15/28	$130,000	$130,830
Flagship Credit Auto Trust,
Series 2021-1, Class C
0.91%	03/15/27[2]	116,542	113,790
GLS Auto Receivables Issuer Trust,
Series 2020-4A, Class D
1.64%	10/15/26[2]	128,530	126,216
GoldenTree Loan Management U.S. CLO 4 Ltd.,
Series 2019-4A, Class ARR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.15%)
6.48%	04/24/31[1,2,3]	150,000	150,152
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.73%	10/20/34[1,2,3]	140,000	140,183
LCM 29 Ltd.,
Series 29A, Class XR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.06%)
6.38%	04/15/31[1,2,3]	11,364	11,362
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class AR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.26%)
6.58%	07/21/30[1,2,3]	159,422	159,562
Navient Student Loan Trust,
Series 2014-1, Class A3
(SOFR30A plus 0.62%)
5.94%	06/25/31[1]	52,246	51,576
Nelnet Student Loan Trust,
Series 2014-3A, Class A
(SOFR30A plus 0.69%)
6.01%	06/25/41[1,2]	7,401	7,303
NYACK Park CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(CME Term SOFR 3-Month plus 0.91%)
6.23%	10/20/34[1,2,3]	35,357	35,329
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.73%	11/20/30[1,2,3]	60,392	60,469
Octagon Investment Partners 35 Ltd.,
Series 2018-1A, Class A1A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.32%)
6.64%	01/20/31[1,2,3]	137,199	137,323
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.61%	02/24/37[1,2,3]	115,000	115,117

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 30

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.71%	01/17/31[1,2,3]	$44,039	$44,071
Palmer Square Loan Funding Ltd.,
Series 2022-3A, Class A1BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.40%)
6.72%	04/15/31[1,2,3]	150,000	150,074
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.45%)
6.77%	10/20/30[1,2,3]	98,142	98,383
Rockford Tower CLO Ltd.,
Series 2018-2A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.42%)
6.74%	10/20/31[1,2,3]	140,906	141,109
Santander Drive Auto Receivables Trust,
Series 2022-2, Class C
3.76%	07/16/29	160,000	155,290
Santander Drive Auto Receivables Trust,
Series 2022-4, Class C
5.00%	11/15/29	160,000	158,142
SLM Student Loan Trust,
Series 2008-5, Class A4
(SOFR90A plus 1.96%)
7.32%	07/25/23[1]	55,941	55,905
SLM Student Loan Trust,
Series 2008-6, Class A4
(SOFR90A plus 1.36%)
6.72%	07/25/23[1]	91,915	91,272
SLM Student Loan Trust,
Series 2012-1, Class A3
(SOFR30A plus 1.06%)
6.38%	09/25/28[1]	95,662	92,611
SLM Student Loan Trust,
Series 2012-2, Class A
(SOFR30A plus 0.81%)
6.13%	01/25/29[1]	57,033	55,646
Sofi Professional Loan Program Trust,
Series 2021-B, Class AFX
1.14%	02/15/47[2]	167,667	142,744
Sofi Professional Loan Program, LLC,
Series 2019-A, Class A2FX
3.69%	06/15/48[2]	98,097	94,960
Stratus CLO Ltd.,
Series 2021-2A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.16%)
6.48%	12/28/29[1,2,3]	63,821	63,855
Westlake Automobile Receivables Trust,
Series 2022-2A, Class C
4.85%	09/15/27[2]	150,000	148,569

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust,
Series 2023-1A, Class B
5.41%	01/18/28[2]	$150,000	$149,328
World Omni Select Auto Trust,
Series 2023-A, Class C
6.00%	01/16/29	150,000	150,351

Total Asset-Backed Securities
(Cost $4,246,939)			4,241,082

CORPORATES — 22.85%*

Banking — 7.38%
Bank of America Corp.
1.73%	07/22/27[4]	250,000	230,635
Bank of America Corp.
(MTN)
2.55%	02/04/28[4]	235,000	218,476
DNB Bank ASA
(Norway)
0.86%	09/30/25[2,3,4]	200,000	195,140
HSBC Holdings PLC
(United Kingdom)
0.98%	05/24/25[3,4]	395,000	391,998
ING Groep NV
(Netherlands)
3.87%	03/28/26[3,4]	200,000	196,435
JPMorgan Chase & Co.
0.82%	06/01/25[4]	110,000	109,064
1.04%	02/04/27[4]	25,000	23,135
1.05%	11/19/26[4]	25,000	23,340
2.01%	03/13/26[4]	5,000	4,834
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,4]	125,000	115,176
3.57%	11/07/28[3,4]	30,000	28,146
PNC Financial Services Group, Inc. (The)
5.58%	06/12/29[4]	15,000	15,192
6.62%	10/20/27[4]	95,000	97,839
U.S. Bancorp
6.79%	10/26/27[4]	135,000	139,892
Wells Fargo & Co.
(MTN)
2.16%	02/11/26[4]	355,000	344,452
2.39%	06/02/28[4]	100,000	91,558

			2,225,312

Communications — 1.14%
AT&T, Inc.
(CME Term SOFR 3-Month plus 1.44%)
6.76%	06/12/24[1]	175,000	175,297
Frontier Communications Holdings LLC
8.63%	03/15/31[2]	22,000	22,484
Qwest Corp.
7.25%	09/15/25	30,000	29,663
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
5.15%	03/20/28[2]	40,000	39,917

See accompanying Notes to Financial Statements.

31 / Annual Report March 2024

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
T-Mobile USA, Inc.
2.63%	04/15/26	$79,000	$75,074

			342,435

Consumer Discretionary — 1.06%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[2,3]	100,000	98,643
BAT Capital Corp.
3.56%	08/15/27	105,000	99,448
Imperial Brands Finance PLC
(United Kingdom)
6.13%	07/27/27[2,3]	100,000	102,084
Spectrum Brands, Inc.
3.88%	03/15/31[2]	20,000	19,319

			319,494

Diversified REITs — 0.87%
American Tower Corp.
3.60%	01/15/28	115,000	108,649
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32	6,000	5,087
5.75%	06/01/28	95,000	95,145
VICI Properties LP/VICI Note Co., Inc.
4.63%	06/15/25[2]	55,000	54,244

			263,125

Electric — 0.76%
Alliant Energy Finance LLC
5.95%	03/30/29[2]	70,000	72,176
FirstEnergy Pennsylvania Electric Co.
4.15%	04/15/25[2]	50,000	49,158
5.15%	03/30/26[2]	50,000	49,606
FirstEnergy Transmission LLC
2.87%	09/15/28[2]	63,000	57,484

			228,424

Energy — 1.32%
Energy Transfer LP
4.25%	04/01/24	150,000	150,000
5.50%	06/01/27	12,000	12,078
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25	125,000	123,388
Southern Co. Gas Capital Corp.
3.88%	11/15/25	100,000	97,500
Venture Global LNG, Inc.
9.50%	02/01/29[2]	15,000	16,182

			399,148

Finance — 3.77%
American Express Co.
6.34%	10/30/26[4]	155,000	157,115
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[2,3]	5,000	4,450
Citigroup, Inc.
3.52%	10/27/28[4]	290,000	273,535

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Goldman Sachs Group, Inc. (The)
1.54%	09/10/27[4]	$40,000	$36,554
1.95%	10/21/27[4]	285,000	262,163
Morgan Stanley
(GMTN)
1.51%	07/20/27[4]	320,000	293,802
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28[2,3,4]	115,000	107,327

			1,134,946

Food — 0.28%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
5.13%	02/01/28[3]	85,000	83,801

Health Care — 2.37%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[2,3]	20,000	19,622
Amgen, Inc.
5.15%	03/02/28	130,000	130,927
Bayer U.S. Finance II LLC
4.25%	12/15/25[2]	165,000	160,936
Embecta Corp.
5.00%	02/15/30[2]	45,000	36,770
Grifols SA
(Spain)
4.75%	10/15/28[2,3]	20,000	16,563
HCA, Inc.
5.25%	06/15/26	155,000	154,591
Humana, Inc.
5.70%	03/13/26	70,000	69,960
IQVIA, Inc.
6.25%	02/01/29	55,000	57,137
Kedrion SpA
(Italy)
6.50%	09/01/29[2,3]	20,000	18,249
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[2]	15,000	10,895
ModivCare, Inc.
5.88%	11/15/25[2]	5,000	4,874
Prestige Brands, Inc.
3.75%	04/01/31[2]	40,000	34,862

			715,386

Health Care REITs — 0.31%
Healthcare Reality Holdings LP
3.50%	08/01/26	45,000	42,946
Healthcare Realty Holdings LP
3.63%	01/15/28	55,000	50,867

			93,813

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 32

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials — 0.33%
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.64%)
5.91%	05/05/26[1]	$29,000	$29,085
(CME Term SOFR 3-Month plus 0.74%)
6.05%	08/15/36[1]	75,000	69,661

			98,746

Information Technology — 0.60%
Open Text Corp.
(Canada)
6.90%	12/01/27[2,3]	70,000	72,268
VMware LLC,
1.00%	08/15/24	110,000	108,092

			180,360

Insurance — 1.50%
Athene Global Funding
(SOFR Index plus 0.70%)
6.06%	05/24/24[1,2]	85,000	85,097
Guardian Life Global Funding
5.74%	10/02/28[2]	125,000	129,711
Nationwide Mutual Insurance Co.
7.88%	12/15/24[2,4]	90,000	90,008
Willis North America, Inc.
4.65%	06/15/27	150,000	147,673

			452,489

Materials — 0.74%
Georgia-Pacific LLC
3.60%	03/01/25[2]	115,000	113,158
International Flavors & Fragrances, Inc.
1.83%	10/15/27[2]	60,000	53,254
2.30%	11/01/30[2]	70,000	58,181

			224,593

Retail — 0.06%
Michaels Cos., Inc. (The)
5.25%	05/01/28[2]	20,000	17,060

Services — 0.04%
Adtalem Global Education, Inc.
5.50%	03/01/28[2]	5,000	4,793
Waste Pro USA, Inc.
5.50%	02/15/26[2]	8,000	7,886

			12,679

Specialized REITs — 0.32%
Extra Space Storage LP
2.20%	10/15/30	110,000	91,253
2.40%	10/15/31	5,000	4,116

			95,369

Total Corporates
(Cost $6,875,850)			6,887,180

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED — 26.84%**

Non-Agency Commercial Mortgage-Backed — 5.58%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35[2]	$32,780	$31,258
ACAM Ltd.,
Series 2019-FL1, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.51%)
6.84%	11/17/34[1,2,3]	3,242	3,251
BANK,
Series 2018-BN14, Class A2
4.13%	09/15/60	49,063	48,041
Beast Mortgage Trust,
Series 2021-SSCP, Class A
(CME Term SOFR 1-Month plus 0.86%)
6.19%	04/15/36[1,2]	241,043	239,363
BX Commercial Mortgage Trust,
Series 2021-CIP, Class A
(CME Term SOFR 1-Month plus 1.04%)
6.36%	12/15/38[1,2]	130,000	128,748
BX Trust,
Series 2021-SDMF, Class A
(CME Term SOFR 1-Month plus 0.70%)
6.03%	09/15/34[1,2]	116,070	114,808
Citigroup Commercial Mortgage Trust,
Series 2015-GC29, Class AAB
2.98%	04/10/48	8,696	8,643
Citigroup Commercial Mortgage Trust,
Series 2015-P1, Class AAB
3.47%	09/15/48	13,333	13,151
Cold Storage Trust,
Series 2020-ICE5, Class A
(CME Term SOFR 1-Month plus 1.01%)
6.33%	11/15/37[1,2]	108,129	107,955
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.14%	10/15/45[4]	65,302	7
Commercial Mortgage Trust,
Series 2015-PC1, Class A4
3.62%	07/10/50	46,333	45,590
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(CME Term SOFR 1-Month plus 1.03%)
6.35%	05/15/36[1,2]	244,392	244,331
Great Wolf Trust,
Series 2024-WOLF, Class A
(CME Term SOFR 1-Month plus 1.54%)
6.84%	03/15/39[1,2]	91,000	91,228
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.44%	08/10/43[2,4]	1,500,217	1,294
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
0.90%	04/15/46[4]	145,686	684
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP1, Class XA (IO)
0.88%	01/15/49[4,5,6]	593,207	8,785

See accompanying Notes to Financial Statements.

33 / Annual Report March 2024

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class XCL (IO)
0.43%	09/15/39[2,4]	$303,520	$1,240
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
7.14%	11/15/35[1,2]	97,933	98,187
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C26, Class ASB
3.32%	10/15/48	19,728	19,423
One New York Plaza Trust,
Series 2020-1NYP, Class A
(CME Term SOFR 1-Month plus 1.06%)
6.39%	01/15/36[1,2]	94,000	91,637
Queens Center Mortgage Trust,
Series 2013-QCA, Class B
3.38%	01/11/37[2]	150,000	138,120
SREIT Trust,
Series 2021-MFP, Class A
(CME Term SOFR 1-Month plus 0.85%)
6.17%	11/15/38[1,2]	239,216	238,151
TMSQ Mortgage Trust,
Series 2014-1500, Class XA (IO)
0.15%	10/10/36[2,4]	14,000,000	323
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.01%	08/10/49[2,4,5,6]	198,658	35
WF-RBS Commercial Mortgage Trust,
Series 2014-C25, Class XA (IO)
0.78%	11/15/47[4]	4,810,233	8,870

			1,683,123

Non-Agency Mortgage-Backed — 5.74%
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37	190,303	73,247
Asset-Backed Funding Certificates,
Series 2004-OPT4, Class M1
(CME Term SOFR 1-Month plus 1.01%)
6.34%	02/25/34[1]	66,451	66,453
Banc of America Funding Trust,
Series 2015-R7, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 0.92%)
3.32%	09/26/46[1,2]	7,084	7,108
Centex Home Equity Loan Trust,
Series 2005-B, Class M2
(CME Term SOFR 1-Month plus 0.76%)
6.09%	03/25/35[1]	50,538	50,122
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58[2,4]	78,072	69,466
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[2,4]	93,849	82,981

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-HE4, Class M2
(CME Term SOFR 1-Month plus 0.79%)
6.12%	10/25/35[1]	$106,638	$103,433
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH3, Class M1
(CME Term SOFR 1-Month plus 0.50%)
5.83%	06/25/37[1]	72,720	72,084
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(CME Term SOFR 1-Month plus 1.01%)
6.34%	10/25/47[1]	55,211	49,890
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(CME Term SOFR 1-Month plus 0.71%)
6.04%	05/25/35[1]	35,529	29,905
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 05/25/24)
3.95%	01/25/33	3,386	3,188
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(CME Term SOFR 1-Month plus 0.85%)
6.17%	07/19/44[1]	1,705	1,557
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(CME Term SOFR 1-Month plus 0.67%)
5.02%	03/25/36[1]	10,905	10,816
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.64%	04/19/36[4]	59,325	46,443
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(CME Term SOFR 1-Month plus 0.79%)
6.12%	06/20/35[1]	95,452	88,001
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(CME Term SOFR 1-Month plus 0.43%)
5.76%	05/25/37[1]	12,132	12,114
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1A
(CME Term SOFR 1-Month plus 0.97%)
6.30%	08/25/34[1]	5,845	4,933
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A1A
(CME Term SOFR 1-Month plus 0.53%)
5.86%	05/25/46[1]	64,910	58,537
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 2A1
4.04%	06/25/37[4]	55,977	35,209
JPMorgan Mortgage Acquisition Trust,
Series 2005-WMC1, Class M3
(CME Term SOFR 1-Month plus 0.82%)
6.15%	09/25/35[1]	113,870	111,109

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 34

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2007-HE7, Class A2B
(CME Term SOFR 1-Month plus 1.11%)
6.44%	07/25/37[1]	$45,015	$43,942
Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates,
Series 2005-4, Class M2
(CME Term SOFR 1-Month plus 0.80%)
6.13%	11/25/35[1]	64,658	60,425
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 04/25/24)
1.87%	04/25/26[2]	110,739	108,453
PRPM LLC,
Series 2021-6, Class A1 (STEP-reset date 04/25/24)
1.79%	07/25/26[2]	53,122	51,711
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31	4,078	1,351
Residential Asset Mortgage Products Trust,
Series 2006-NC3, Class M1
(CME Term SOFR 1-Month plus 0.45%)
5.95%	03/25/36[1]	68,765	66,390
Structured Asset Mortgage Investments II Trust,
Series 2006-AR1, Class 3A1
(CME Term SOFR 1-Month plus 0.57%)
5.90%	02/25/36[1]	34,842	29,253
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34[2,5,6]	1,208,532	13,537
VOLT CIII LLC,
Series 2021-CF1, Class A1 (STEP-reset date 04/25/24)
1.99%	08/25/51[2]	77,167	74,557
VOLT XCIX, LLC,
Series 2021-NPL8, Class A1 (STEP-reset date 04/25/24)
5.12%	04/25/51[2]	125,547	122,461
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
6.49%	06/25/42[1]	976	893
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 2AB2
(CME Term SOFR 1-Month plus 0.95%)
6.28%	07/25/45[1]	83,709	78,259
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2005-4, Class M3
(CME Term SOFR 1-Month plus 0.86%)
6.19%	12/25/35[1]	97,287	95,767
Wells Fargo Mortgage-Backed Securities Trust,
Series 2003-I, Class A1
6.17%	09/25/33[4]	5,193	5,117

			1,728,712

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed — 1.05%
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K044, Class X1 (IO)
0.74%	01/25/25[4]	$1,079,410	$4,585
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K054, Class X1 (IO)
1.15%	01/25/26[4]	3,382,416	55,125
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K732, Class X3 (IO)
2.17%	05/25/46[4]	250,000	6,389
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.23%	06/25/27[4]	911,403	18,779
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KF88, Class AL
(SOFR30A plus 0.44%)
5.76%	09/25/30[1]	116,071	115,271
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS07, Class X (IO)
0.61%	09/25/25[4]	2,819,473	23,942
Ginnie Mae,
Series 2014-157, Class C
3.15%	10/16/54[4]	96,783	93,121

			317,212

U.S. Agency Mortgage-Backed — 14.47%
Fannie Mae Pool AL0851
6.00%	10/01/40	1,497	1,564
Fannie Mae REMICS,
Series 2002-21, Class FB
(SOFR30A plus 1.01%)
6.33%	04/25/32[1]	10,664	10,708
Fannie Mae REMICS,
Series 2002-53, Class FY
(SOFR30A plus 0.61%)
5.93%	08/25/32[1]	53,668	53,553
Fannie Mae REMICS,
Series 2003-11, Class FA
(SOFR30A plus 1.11%)
6.43%	09/25/32[1]	2,695	2,725
Fannie Mae REMICS,
Series 2003-81, Class FE
(SOFR30A plus 0.61%)
5.93%	09/25/33[1]	20,109	19,997
Fannie Mae REMICS,
Series 2006-48, Class FL
(SOFR30A plus 0.51%)
5.83%	06/25/36[1]	26,509	26,288

See accompanying Notes to Financial Statements.

35 / Annual Report March 2024

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2006-8, Class NF
(SOFR30A plus 0.48%)
5.80%	03/25/36[1]	$21,780	$21,521
Fannie Mae REMICS,
Series 2008-12,Class FA
(SOFR30A plus 0.78%)
6.10%	03/25/38[1]	73,451	73,304
Fannie Mae REMICS,
Series 2010-109, Class PF
(SOFR30A plus 0.51%)
5.83%	10/25/40[1]	2,354	2,327
Fannie Mae REMICS,
Series 2010-74,Class AF
(SOFR30A plus 0.65%)
5.97%	07/25/37[1]	22,786	22,649
Freddie Mac REMICS,
Series 2684, Class F
(SOFR30A plus 1.01%)
6.33%	01/15/33[1]	2,427	2,448
Freddie Mac REMICS,
Series 3231, Class FB
(SOFR30A plus 0.46%)
5.78%	10/15/36[1]	43,351	42,753
Freddie Mac Strips,
Series 263, Class F5
(SOFR30A plus 0.61%)
5.93%	06/15/42[1]	7,145	7,041
Ginnie Mae (TBA)
4.50%	04/20/54	150,000	144,168
5.00%	04/20/54	350,000	344,042
5.50%	04/20/54	150,000	149,894
Ginnie Mae,
Series 2023-113, Class FD
(SOFR30A plus 1.35%)
6.50%	08/20/53[1]	143,830	144,131
Ginnie Mae,
Series 2023-116, Class FL
(SOFR30A plus 1.15%)
6.47%	08/20/53[1]	145,846	146,547
Ginnie Mae,
Series 2024-51,Class F
(SOFR30A plus 1.00%)
6.32%	03/20/54[1]	300,000	300,521
Ginnie Mae,
Series 2024-51,Class PF
(SOFR30A plus 1.00%)
6.32%	03/20/54[1]	150,000	150,239
Ginnie Mae,
Series 2024-51,Class TF
(SOFR30A plus 1.00%)
6.32%	03/20/54[1]	300,000	300,061
UMBS (TBA)
3.50%	04/01/39	175,000	166,270
4.00%	04/01/39	275,000	266,331
4.00%	04/01/54	375,000	347,373

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
4.50%	04/01/39	$275,000	$270,777
4.50%	04/01/54	425,000	404,829
5.00%	04/01/39	425,000	424,414
5.00%	04/01/54	350,000	341,537
5.50%	04/01/54	175,000	174,149

			4,362,161

Total Mortgage-Backed
(Cost $8,658,211)			8,091,208

MUNICIPAL BONDS — 0.82%*

Maryland — 0.18%
City of Baltimore General Obligation, School Improvements,
Series C
5.00%	10/15/25	55,000	54,815

Massachusetts — 0.16%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%07/15/31		49,457	48,337

New York — 0.48%
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Series A2
2.15%	05/01/25	150,000	145,207

Total Municipal Bonds
(Cost $257,532)			248,359

U.S. TREASURY SECURITIES — 10.57%

U.S. Treasury Notes — 10.57%
U.S. Treasury Notes
4.25%	03/15/27	1,385,000	1,378,886
4.50%	03/31/26	1,810,000	1,805,899

Total U.S. Treasury Securities
(Cost $3,190,061)			3,184,785

Total Bonds — 75.15%
(Cost $23,228,593)			22,652,614

Issues		Shares	Value

COMMON STOCK — 0.07%
Communications — 0.07%
Intelsat Emergence SA3,5,6,7
(Luxembourg)		773	20,774

Total Common Stock
(Cost $25,883)

Issues		Shares	Value

MUTUAL FUNDS — 15.14%

Mutual Funds — 15.14%
iShares Core S&P 500 ETF		8,679	4,562,811

Total Mutual Funds
(Cost $3,833,694)

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 36

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 21.52%

Money Market Funds — 8.03%
Dreyfus Government Cash Management Fund
5.20%[8]		1,000,000	$1,000,000
Fidelity Investments Money Market Funds - Government Portfolio
5.21%[8]		20,760	20,760
JPMorgan U.S. Government Money Market Fund
5.16%[8]		9,000	9,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.22%[8]		1,392,000	1,392,000

			2,421,760

U.S. Treasury Bills — 13.49%
U.S. Treasury Bills (WI)
5.32%[9]	05/30/24	$1,500,000	1,486,418
5.29%[9]	07/09/24	500,000	492,653
5.34%[9]	05/16/24	2,100,000	2,085,384

			4,064,455

Total Short-Term Investments
(Cost $6,488,068)			6,486,215

Total Investments - 111.88%
(Cost $33,576,238)			33,722,414

Liabilities in Excess of Other Assets - (11.88)%			(3,580,743)

Net Assets - 100.00%			$30,141,671

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2024.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $43,131, which is 0.14% of total net assets.
[7]	Non-income producing security.
[8]	Represents the current yield as of March 31, 2024.
[9]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(ETF): Exchange-Traded Fund

(GMTN): Global Medium-Term Note

(IO): Interest Only

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(WI): When Issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
S&P 500 E-mini Index	96	06/21/24	$25,466,400	$541,043	$541,043

See accompanying Notes to Financial Statements.

37 / Annual Report March 2024

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BONDS – 97.61%

ASSET-BACKED SECURITIES — 0.64%**
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[1,2,3]	$37,109	$33,144

Total Asset-Backed Securities
(Cost $37,109)

CORPORATES — 80.42%*

Banking — 10.94%
Bank of America Corp.
2.69%	04/22/32[3]	20,000	16,916
Bank of America Corp.
(MTN)
1.92%	10/24/31[3]	20,000	16,335
2.09%	06/14/29[3]	125,000	110,524
Bank of America Corp.,
Series N
1.66%	03/11/27[3]	53,000	49,408
HSBC Holdings PLC
(United Kingdom)
2.80%	05/24/32[3,4]	90,000	75,499
JPMorgan Chase & Co.
2.07%	06/01/29[3]	25,000	22,169
2.55%	11/08/32[3]	40,000	33,315
3.90%	01/23/49[3]	55,000	44,845
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,4]	10,000	9,214
3.57%	11/07/28[3,4]	35,000	32,837
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34[3]	15,000	14,534
6.88%	10/20/34[3]	5,000	5,479
U.S. Bancorp
4.84%	02/01/34[3]	10,000	9,501
5.85%	10/21/33[3]	15,000	15,328
Wells Fargo & Co.
5.39%	04/24/34[3]	15,000	14,912
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[3]	30,000	27,467
3.35%	03/02/33[3]	80,000	69,396

			567,679

Communications — 6.86%
AT&T, Inc.
3.80%	12/01/57	38,000	27,627
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32	20,000	15,450
3.90%	06/01/52	5,000	3,194
5.38%	05/01/47	37,000	29,916
Cisco Systems, Inc.
5.05%	02/26/34	15,000	15,203
Comcast Corp.
4.00%	11/01/49	15,000	12,150
Cox Communications, Inc.
2.60%	06/15/31[5]	25,000	20,761

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Fox Corp.
6.50%	10/13/33	$15,000	$15,890
Meta Platforms, Inc.
5.60%	05/15/53	15,000	15,872
Qwest Corp.
7.25%	09/15/25	5,000	4,944
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44[5]	25,000	19,146
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
5.15%	03/20/28[5]	52,000	51,892
Time Warner Cable LLC
5.50%	09/01/41	33,000	27,498
T-Mobile USA, Inc.
2.55%	02/15/31	93,000	79,255
Vodafone Group PLC
(United Kingdom)
4.25%	09/17/50[4]	21,000	16,982

			355,780

Consumer Discretionary — 3.62%
Altria Group, Inc.
3.70%	02/04/51	5,000	3,502
3.88%	09/16/46	11,000	8,196
5.95%	02/14/49	15,000	15,280
Bacardi Ltd.
(Bermuda)
4.70%	05/15/28[4,5]	20,000	19,525
BAT Capital Corp.
4.39%	08/15/37	35,000	29,439
4.54%	08/15/47	15,000	11,591
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25[4,5]	35,000	34,389
JDE Peet’s NV
(Netherlands)
2.25%	09/24/31[4,5]	25,000	19,921
WarnerMedia Holdings, Inc.
5.14%	03/15/52	55,000	45,720

			187,563

Diversified REITs — 3.79%
American Assets Trust LP
3.38%	02/01/31	30,000	24,529
American Tower Corp.
2.70%	04/15/31	21,000	17,789
5.55%	07/15/33	20,000	20,170
Crown Castle, Inc.
3.30%	07/01/30	50,000	44,470
Digital Realty Trust LP
3.60%	07/01/29	5,000	4,610
Equinix, Inc.
2.50%	05/15/31	45,000	37,549
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32	2,000	1,695
4.00%	01/15/30	30,000	27,501

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 38

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Diversified REITs (continued)
VICI Properties LP
5.13%	05/15/32	$10,000	$9,581
Weyerhaeuser Co.
3.38%	03/09/33	10,000	8,740

			196,634

Electric — 9.17%
AEP Transmission Co. LLC,
Series M
3.65%	04/01/50	5,000	3,799
AEP Transmission Co. LLC,
Series N
2.75%	08/15/51	40,000	25,203
Alabama Power Co.
5.50%	03/15/41	9,000	8,996
Alliant Energy Finance LLC
1.40%	03/15/26[5]	45,000	40,956
Appalachian Power Co.
4.45%	06/01/45	10,000	8,302
Arizona Public Service Co.
3.35%	05/15/50	10,000	6,886
6.35%	12/15/32	15,000	16,027
Baltimore Gas and Electric Co.
2.90%	06/15/50	33,000	21,665
Black Hills Corp.
4.35%	05/01/33	35,000	32,065
Commonwealth Edison Co.
6.45%	01/15/38	10,000	11,012
Consolidated Edison Co. of New York, Inc.,
Series 2017
3.88%	06/15/47	5,000	3,964
Duke Energy Carolinas LLC
3.75%	06/01/45	70,000	54,688
3.88%	03/15/46	10,000	7,934
Evergy, Inc.
2.45%	09/15/24	5,000	4,923
FirstEnergy Pennsylvania Electric Co.
4.00%	04/15/25[5]	19,000	18,539
4.15%	04/15/25[5]	50,000	49,158
FirstEnergy Transmission LLC
5.45%	07/15/44[5]	30,000	28,619
Indianapolis Power & Light Co.
5.70%	04/01/54[5]	10,000	10,042
Interstate Power and Light Co.
2.30%	06/01/30	20,000	17,039
Narragansett Electric Co. (The)
3.40%	04/09/30[5]	10,000	9,136
PacifiCorp.
4.13%	01/15/49	30,000	23,595
Public Service Co. of New Mexico
3.85%	08/01/25	20,000	19,552
Virginia Electric & Power Co.,
Series B
3.80%	09/15/47	10,000	7,750
Virginia Electric and Power Co.
2.45%	12/15/50	12,000	7,067

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Xcel Energy, Inc.
4.80%	09/15/41	$45,000	$38,900

			475,817

Energy — 4.38%
Aker BP ASA
(Norway)
3.10%	07/15/31[4,5]	30,000	25,678
Boston Gas Co.
3.76%	03/16/32[5]	10,000	8,819
Energy Transfer LP
5.00%	05/15/50	15,000	13,170
6.13%	12/15/45	7,000	7,050
KeySpan Gas East Corp.
5.82%	04/01/41[5]	15,000	14,447
Kinder Morgan Energy Partners LP
(MTN)
6.95%	01/15/38	5,000	5,481
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31	5,000	5,680
NGPL Pipe Co. LLC
3.25%	07/15/31[5]	20,000	17,127
4.88%	08/15/27[5]	10,000	9,756
Plains All American Pipeline LP/PAA Finance Corp.
4.50%	12/15/26	13,000	12,771
Rockies Express Pipeline LLC
3.60%	05/15/25[5]	30,000	29,305
Sabine Pass Liquefaction LLC
4.20%	03/15/28	3,000	2,906
Southern Co. Gas Capital Corp.
4.40%	06/01/43	10,000	8,396
5.88%	03/15/41	15,000	15,167
Southern Natural Gas Co. LLC
4.80%	03/15/47[5]	15,000	12,392
TransCanada PipeLines Ltd.
(Canada)
4.63%	03/01/34[4]	25,000	23,640
5.00%	10/16/43[4]	5,000	4,556
Williams Cos., Inc. (The)
3.50%	10/15/51	15,000	10,672

			227,013

Finance — 9.28%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.00%	10/29/28[4]	15,000	13,580
3.30%	01/30/32[4]	28,000	24,002
3.88%	01/23/28[4]	4,000	3,793
Air Lease Corp.
3.63%	12/01/27	19,000	17,944
4.25%	09/15/24	10,000	9,930
American Express Co.
6.49%	10/30/31[3]	20,000	21,452

See accompanying Notes to Financial Statements.

39 / Annual Report March 2024

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[4,5]	$3,000	$2,670
2.75%	02/21/28[4,5]	10,000	8,953
4.38%	05/01/26[4,5]	10,000	9,677
Capital One Financial Corp.
3.27%	03/01/30[3]	10,000	9,012
Citigroup, Inc.
2.52%	11/03/32[3]	40,000	32,865
2.57%	06/03/31[3]	60,000	51,287
2.98%	11/05/30[3]	1,000	889
Discover Financial Services
6.70%	11/29/32	20,000	21,183
Goldman Sachs Group, Inc. (The)
1.99%	01/27/32[3]	25,000	20,256
2.60%	02/07/30	80,000	70,114
LSEGA Financing PLC
(United Kingdom)
2.00%	04/06/28[4,5]	30,000	26,796
Morgan Stanley
1.59%	05/04/27[3]	30,000	27,755
Morgan Stanley
(GMTN)
2.24%	07/21/32[3]	45,000	36,747
3.77%	01/24/29[3]	20,000	19,025
Morgan Stanley
(MTN)
1.93%	04/28/32[3]	25,000	20,072
Pipeline Funding Co. LLC
7.50%	01/15/30[5]	24,798	26,027
Raymond James Financial, Inc.
3.75%	04/01/51	10,000	7,594

			481,623

Food — 1.92%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
6.50%	12/01/52[4]	25,000	24,768
Kraft Heinz Foods Co.
4.63%	10/01/39	10,000	9,117
Pilgrim’s Pride Corp.
3.50%	03/01/32	45,000	38,197
Smithfield Foods, Inc.
2.63%	09/13/31[5]	35,000	27,428

			99,510

Health Care — 10.63%
Alcon Finance Corp.
2.60%	05/27/30[5]	30,000	25,927
Amgen, Inc.
4.40%	05/01/45	5,000	4,352
4.88%	03/01/53	10,000	9,115
5.65%	03/02/53	5,000	5,100
5.75%	03/02/63	10,000	10,210

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28	$5,000	$4,795
Baxter International, Inc.
3.95%	04/01/30	10,000	9,368
Bayer U.S. Finance II LLC
4.38%	12/15/28[5]	15,000	14,126
4.88%	06/25/48[5]	17,000	13,674
Bristol-Myers Squibb Co.
5.20%	02/22/34	30,000	30,491
Centene Corp.
3.00%	10/15/30	11,000	9,441
Children’s Hospital Medical Center
2.82%	11/15/50	20,000	13,374
Cigna Group (The)
5.40%	03/15/33	5,000	5,093
CommonSpirit Health
2.78%	10/01/30	5,000	4,342
CVS Health Corp.
5.05%	03/25/48	18,000	16,363
5.25%	02/21/33	28,000	28,032
Elanco Animal Health, Inc.
6.65%	08/28/28	5,000	5,083
HCA, Inc.
5.25%	06/15/49	30,000	27,403
Humana, Inc.
5.38%	04/15/31	25,000	25,030
Illumina, Inc.
2.55%	03/23/31	20,000	16,556
IQVIA, Inc.
6.25%	02/01/29	10,000	10,389
Mass General Brigham, Inc.,
Series 2020
3.34%	07/01/60	10,000	6,989
Pfizer Investment Enterprises Pte Ltd.
(Slovenia)
4.75%	05/19/33[4]	5,000	4,928
Revvity, Inc.
2.55%	03/15/31	25,000	21,104
Roche Holdings, Inc.
5.59%	11/13/33[5]	15,000	15,783
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27[4]	45,000	40,010
Sharp HealthCare,
Series 20B
2.68%	08/01/50	50,000	32,115
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30[4]	30,000	24,772
STERIS Irish FinCo UnLtd Co.
(Ireland)
2.70%	03/15/31[4]	20,000	17,100
Thermo Fisher Scientific, Inc.
5.09%	08/10/33	10,000	10,120

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 40

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
UnitedHealth Group, Inc.
3.70%	08/15/49	$10,000	$7,854
4.25%	04/15/47	15,000	13,005
Universal Health Services, Inc.
1.65%	09/01/26	40,000	36,469
West Virginia United Health System Obligated Group,
Series 2020
3.13%	06/01/50	35,000	22,704
Zoetis, Inc.
5.60%	11/16/32	10,000	10,386

			551,603

Health Care REITs — 0.85%
DOC DR LLC
2.63%	11/01/31	20,000	16,492
Healthcare Realty Holdings LP
3.63%	01/15/28	30,000	27,746

			44,238

Hotel & Resort REITs — 0.34%
Host Hotels & Resorts LP,
Series I
3.50%	09/15/30	20,000	17,797

Industrial REITs — 1.11%
LXP Industrial Trust
2.38%	10/01/31	5,000	4,006
2.70%	09/15/30	45,000	37,665
Rexford Industrial Realty LP
2.15%	09/01/31	20,000	16,058

			57,729

Industrials — 2.89%
Amcor Finance USA, Inc.
5.63%	05/26/33	20,000	20,507
Amcor Flexibles North America, Inc.
2.63%	06/19/30	5,000	4,310
BAE Systems Holdings, Inc.
3.85%	12/15/25[5]	20,000	19,527
Berry Global, Inc.
1.57%	01/15/26	28,000	26,223
Boeing Co. (The)
5.81%	05/01/50	10,000	9,470
5.93%	05/01/60	12,000	11,265
CCL Industries, Inc.
(Canada)
3.05%	06/01/30[4,5]	25,000	21,704
Northrop Grumman Corp.
5.15%	05/01/40	5,000	4,908
Sealed Air Corp.
1.57%	10/15/26[5]	20,000	18,086
Sonoco Products Co.
3.13%	05/01/30	10,000	8,943

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26[4,5]	$5,000	$4,820

			149,763

Information Technology — 3.55%
Broadcom, Inc.
2.60%	02/15/33[5]	25,000	20,307
CDW LLC/CDW Finance Corp.
3.28%	12/01/28	25,000	22,833
Constellation Software, Inc.
(Canada)
5.46%	02/16/34[4,5]	25,000	25,160
Fiserv, Inc.
2.65%	06/01/30	15,000	13,072
Intel Corp.
3.25%	11/15/49	5,000	3,531
5.70%	02/10/53	5,000	5,187
Micron Technology, Inc.
2.70%	04/15/32	25,000	20,906
Open Text Corp.
(Canada)
6.90%	12/01/27[4,5]	17,000	17,551
Oracle Corp.
3.60%	04/01/50	45,000	32,537
3.95%	03/25/51	12,000	9,163
Take-Two Interactive Software, Inc.
4.00%	04/14/32	15,000	13,864

			184,111

Insurance — 5.00%
Allstate Corp. (The)
3.85%	08/10/49	20,000	15,723
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52	15,000	11,547
Arthur J Gallagher & Co.
3.05%	03/09/52	10,000	6,401
6.50%	02/15/34	10,000	10,765
Athene Global Funding
1.61%	06/29/26[5]	15,000	13,770
1.99%	08/19/28[5]	10,000	8,663
Farmers Insurance Exchange
4.75%	11/01/57[3,5]	35,000	25,984
Guardian Life Insurance Co. of America (The)
3.70%	01/22/70[5]	45,000	29,264
MMI Capital Trust I,
Series B
7.63%	12/15/27	25,000	26,384
Nationwide Mutual Insurance Co.
7.88%	12/15/24[3,5]	45,000	45,004
New York Life Insurance Co.
3.75%	05/15/50[5]	15,000	11,550
Teachers Insurance & Annuity Association of America
4.38%	09/15/54[3,5]	35,000	34,443

See accompanying Notes to Financial Statements.

41 / Annual Report March 2024

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Willis North America, Inc.
5.35%	05/15/33	$20,000	$19,916

			259,414

Materials — 0.50%
International Flavors & Fragrances, Inc.
1.23%	10/01/25[5]	5,000	4,684
5.00%	09/26/48	25,000	21,397

			26,081

Office REITs — 1.26%
Boston Properties LP
2.55%	04/01/32	10,000	7,923
3.40%	06/21/29	5,000	4,490
Hudson Pacific Properties LP
3.95%	11/01/27	10,000	8,868
Kilroy Realty LP
2.50%	11/15/32	15,000	11,307
Piedmont Operating Partnership LP
2.75%	04/01/32	45,000	32,564

			65,152

Residential REITs — 0.70%
American Homes 4 Rent LP
2.38%	07/15/31	15,000	12,200
Essex Portfolio LP
2.65%	03/15/32	5,000	4,140
5.50%	04/01/34	15,000	15,015
Invitation Homes Operating Partnership LP
5.50%	08/15/33	5,000	4,983

			36,338

Retail — 0.18%
Lowe’s Cos., Inc.
5.75%	07/01/53	5,000	5,167
McDonald’s Corp.
(MTN)
4.20%	04/01/50	5,000	4,185

			9,352

Services — 0.84%
Global Payments, Inc.
4.45%	06/01/28	30,000	28,975
RELX Capital, Inc.
4.00%	03/18/29	15,000	14,400

			43,375

Specialized REITs — 1.02%
CubeSmart LP
4.38%	02/15/29	5,000	4,802
Extra Space Storage LP
2.20%	10/15/30	40,000	33,183
NNN REIT, Inc.
5.60%	10/15/33	15,000	15,202

			53,187

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Transportation — 1.59%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	$19,768	$17,878
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32	12,257	10,516
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32	24,111	22,284
United Airlines Pass-Through Trust,
Series 2016-2, Class AA
2.88%	10/07/28	6,879	6,220
United Airlines Pass-Through Trust,
Series 2023-1, Class A
5.80%	01/15/36	25,000	25,380

			82,278

Total Corporates
(Cost $4,750,928)			4,172,037

MORTGAGE-BACKED — 0.52%**

Non-Agency Commercial Mortgage-Backed — 0.04%
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.78%	09/10/47[1,2,3]	497,519	492
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
0.81%	12/10/47[3]	378,072	704
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.44%	08/10/43[3,5]	1,230,734	1,061
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.01%	08/10/49[1,2,3,5]	145,683	26

			2,283

U.S. Agency Commercial Mortgage-Backed — 0.33%
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.19%	09/16/51[3]	495,285	16,032
Ginnie Mae,
Series 2012-144, Class IO (IO)
0.33%	01/16/53[3]	136,434	943

			16,975

U.S. Agency Mortgage-Backed — 0.15%
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X SOFR30A plus 5.89%, 6.00% Cap)
0.57%	11/25/41[6]	17,929	1,365

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 42

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42	$6,926	$6,111

			7,476

Total Mortgage-Backed
(Cost $133,828)			26,734

MUNICIPAL BONDS — 2.16%*

California — 0.84%
Los Angeles Department of Airports Revenue Bonds, Port, Airport and Marina Improvements, Series A
3.89%	05/15/38	15,000	13,657
San Francisco City & County Airport Commercial-San Francisco International Airport Revenue Bonds, Series C
3.05%	05/01/34	35,000	30,067

			43,724

Florida — 0.27%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31	15,000	13,749

Massachusetts — 0.17%
Massachusetts School Building Authority Revenue Bonds, Series B
2.97%	10/15/32	10,000	8,866

New York — 0.88%
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
3.73%	08/01/29	5,000	4,801
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	20,000	15,903
New York State Urban Development Corp. Revenue Bonds, Transit Improvements,
Series B
2.54%	03/15/34	10,000	8,389
2.59%	03/15/35	20,000	16,770

			45,863

Total Municipal Bonds
(Cost $129,186)			112,202

U.S. TREASURY SECURITIES — 13.87%

U.S. Treasury Bonds — 7.19%
U.S. Treasury Bonds (WI)
4.25%	02/15/54	379,000	372,901

U.S. Treasury Notes — 6.68%
U.S. Treasury Notes (WI)
4.00%	02/15/34	221,000	217,426

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
4.25%	03/31/29	$130,000	$129,483

			346,909

Total U.S. Treasury Securities
(Cost $714,680)			719,810

Total Bonds — 97.61%
(Cost $5,765,731)			5,063,927

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 4.74%

Money Market Funds — 4.74%
Fidelity Investments Money Market Funds - Government Portfolio
5.21%[7]		20,646	20,646
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.22%[7]		225,000	225,000

Total Short-Term Investments
(Cost $245,646)			245,646

Total Investments - 102.35%
(Cost $6,011,377)			5,309,573

Liabilities in Excess of Other Assets - (2.35)%			(121,795)

Net Assets - 100.00%			$5,187,778

[1]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[2]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $33,662, which is 0.65% of total net assets.
[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	Foreign denominated security issued by foreign domiciled entity.
[5]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[6]	Floating rate security. The rate disclosed was in effect at March 31, 2024.
[7]	Represents the current yield as of March 31, 2024.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

43 / Annual Report March 2024

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(GMTN): Global Medium-Term Note

(IO): Interest Only

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(WI): When Issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	12	06/28/24	$2,453,813	$(1,899)	$(1,899)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	2	06/18/24	(229,219)	(1,311)	(1,311)
U.S. Treasury Five-Year Note	1	06/28/24	(107,016)	(287)	(287)

			(336,235)	(1,598)	(1,598)

TOTAL FUTURES CONTRACTS			$2,117,578	$(3,497)	$(3,497)

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation

SWAPS: INTEREST RATE
		USD-SOFR-
Interest Rate Swap[1]	12/20/53	COMPOUND	Annual	3.52%	Annual	$77	$898	$—	$898

TOTAL SWAPS CONTRACTS						$77	$898	$—	$898

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 44

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BONDS – 99.98%

ASSET-BACKED SECURITIES — 13.69%**
AGL CLO 13 Ltd.,
Series 2021-13A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	10/20/34[1,2,3]	$600,000	$600,328
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.71%	10/17/34[1,2,3]	185,000	184,966
Aimco CLO 14 Ltd.,
Series 2021-14A, Class SUB
(Cayman Islands)
0.00%	04/20/34[1,2,4]	700,000	545,809
Allegro CLO XVI Ltd.,
Series 2024-1A, Class C
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.70%)
0.00%	04/25/37[1,2,3]	1,000,000	1,002,845
AMSR Trust,
Series 2020-SFR1, Class I
8.19%	04/17/37[1]	605,000	601,196
AMSR Trust,
Series 2020-SFR3, Class H
6.50%	09/17/37[1]	635,000	619,318
AMSR Trust,
Series 2021-SFR3, Class G
3.80%	10/17/38[1]	600,000	534,690
Barings CLO Ltd.,
Series 2022-2A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.80%)
7.11%	07/15/35[1,2,3]	800,000	801,282
BCRED CLO LLC,
Series 2023-1A, Class A
(CME Term SOFR 3-Month plus 2.30%)
7.66%	01/20/36[1,3]	1,200,000	1,213,740
BMO SBA COOF Trust,
Series 2019-1, Class A (IO)
1.40%	10/25/45[1,4]	2,398,542	78,907
Carvana Auto Receivables Trust,
Series 2020-P1, Class R
0.00%	09/08/27[1]	1,300	114,052
Carvana Auto Receivables Trust,
Series 2021-N3, Class R
0.00%	06/12/28[1]	1,500	158,389
Carvana Auto Receivables Trust,
Series 2022-P2, Class R
1.00%	05/10/29[1]	3,050	426,542
Carvana Auto Receivables Trust,
Series 2023-N3, Class R
0.00%	09/10/30[1]	2,200	562,623
Carvana Auto Receivables Trust,
Series 2023-N3, Class XS (IO)
0.00%	09/10/30[1]	27,286,776	459,591

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Carvana Auto Receivables Trust,
Series 2023-P1, Class R
0.00%	03/11/30[1]	$3,100	$434,632
Carvana Auto Receivables Trust,
Series 2023-P2, Class R
0.00%	06/10/30[1]	2,000	420,846
Carvana Auto Receivables Trust,
Series 2023-P3, Class R
0.00%	08/12/30[1]	2,000	427,637
CIFC Funding Ltd.,
Series 2017-4A, Class A2R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.13%	10/24/30[1,2,3]	575,000	575,006
CIFC Funding Ltd.,
Series 2018-1A, Class SUB
(Cayman Islands)
0.00%	04/18/31[1,2,4]	575,000	236,963
CIFC Funding Ltd.,
Series 2022-2A, Class INCB
(Cayman Islands)
0.00%	04/19/35[1,2,4]	475,000	378,490
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.02%	10/15/52[1,4]	435,354	6,057
CoreVest American Finance Trust,
Series 2021-1, Class XB (IO)
1.49%	04/15/53[1,4]	4,459,000	210,522
Dryden 72 CLO Ltd.,
Series 2019-72A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.22%	05/15/32[1,2,3]	860,000	860,069
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.16%)
6.48%	04/15/29[1,2,3]	43,673	43,645
Elmwood CLO VI Ltd.,
Series 2020-3A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	10/20/34[1,2,3]	440,000	440,661
FirstKey Homes Trust,
Series 2020-SFR1, Class F2
4.28%	08/17/37[1]	1,688,000	1,622,563
FirstKey Homes Trust,
Series 2021-SFR3, Class E1
2.99%	12/17/38[1]	944,000	858,431
FirstKey Homes Trust,
Series 2022-SFR1, Class D
5.20%	05/19/39[1]	1,600,000	1,551,720
Flatiron CLO 21 Ltd.,
Series 2021-1A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.37%)
6.68%	07/19/34[1,2,3]	1,290,360	1,291,070

See accompanying Notes to Financial Statements.

45 / Annual Report March 2024

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
FRTKL,
Series 2021-SFR1, Class F
3.17%	09/17/38[1]	$1,779,000	$1,586,066
Gilbert Park CLO Ltd.,
Series 2017-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.45%)
6.77%	10/15/30[1,2,3]	224,735	224,945
GLS Auto Receivables Issuer Trust,
Series 2023-2A, Class D
6.31%	03/15/29[1]	1,110,000	1,120,527
GoldenTree Loan Management U.S. CLO 17 Ltd.,
Series 2023-17A, Class D
(United Kingdom)
(CME Term SOFR 3-Month plus 5.00%)
10.32%	07/20/36[1,2,3]	850,000	864,314
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.73%	10/20/34[1,2,3]	250,000	250,327
Golub Capital Partners CLO 42M-R,
Series 2019-42RA, Class A2R
(CME Term SOFR 3-Month plus 2.75%)
8.07%	01/20/36[1,3]	800,000	808,124
Golub Capital Partners CLO 69M,
Series 2023-69A, Class B1
(CME Term SOFR 3-Month plus 3.25%)
8.66%	11/09/36[1,3]	1,200,000	1,213,128
HOA Funding, LLC,
Series 2021-1A, Class A2
4.72%	08/20/51[1]	819,000	639,654
HPS Loan Management Ltd.,
Series 2023-18A, Class D
(Cayman Islands)
(CME Term SOFR 3-Month plus 5.75%)
11.07%	07/20/36[1,2,3]	850,000	872,365
HPS Loan Management Ltd.,
Series 2024-19A, Class C2
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.90%)
0.00%	04/15/37[1,2,3]	1,000,000	1,002,679
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[1]	36,461	34,181
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73[1]	36,134	32,421
Madison Park Funding XLVIII Ltd.,
Series 2021-48A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.72%	04/19/33[1,2,3]	1,000,000	1,000,080
Navient Student Loan Trust,
Series 2018-4A, Class B
(SOFR30A plus 1.41%)
6.73%	06/27/67[1,3]	850,000	788,199

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Neuberger Berman CLO XVI-S Ltd.,
Series 2017-16SA, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.62%	04/15/34[1,2,3]	$1,200,000	$1,200,983
Neuberger Berman Loan Advisers CLO 40 Ltd.,
Series 2021-40A, Class SUB
(Cayman Islands)
0.00%	04/16/33[1,2,4]	275,000	156,849
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.73%	11/20/30[1,2,3]	230,911	231,206
OCP CLO Ltd.,
Series 2023-28A, Class D
(United Kingdom)
(CME Term SOFR 3-Month plus 5.35%)
10.66%	07/16/36[1,2,3]	900,000	915,773
Octagon Investment Partners 44 Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	10/15/34[1,2,3]	700,000	700,667
Palmer Square CLO Ltd.,
Series 2014-1A, Class A1R2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.71%	01/17/31[1,2,3]	284,959	285,165
Palmer Square CLO Ltd.,
Series 2021-1A, Class SUB
(Cayman Islands)
0.00%	04/20/34[1,2,4]	625,000	390,450
PHEAA Student Loan Trust,
Series 2014-3A, Class A
(SOFR30A plus 0.70%)
6.02%	08/25/40[1,3]	20,678	20,472
Progress Residential Trust,
Series 2020-SFR1, Class G
4.03%	04/17/37[1]	1,400,000	1,353,537
Progress Residential Trust,
Series 2021-SFR11, Class F
4.42%	01/17/39[1]	1,250,000	1,104,716
Progress Residential Trust,
Series 2021-SFR2, Class H
5.00%	04/19/38[1]	819,000	758,745
Progress Residential Trust,
Series 2021-SFR6, Class G
4.00%	07/17/38[1]	1,250,000	1,125,347
Progress Residential Trust,
Series 2021-SFR8, Class G
4.01%	10/17/38[1]	1,488,000	1,327,525
Progress Residential Trust,
Series 2021-SFR9, Class E1
2.81%	11/17/40[1]	1,531,000	1,305,246

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 46

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Progress Residential,
Series 2021-SFR1, Class H
5.00%	04/17/38[1]	$1,400,000	$1,274,642
Progress Residential,
Series 2021-SFR3, Class G
4.25%	05/17/26[1]	1,211,000	1,100,540
Progress Residential,
Series 2021-SFR4, Class F
3.41%	05/17/38[1]	1,530,000	1,391,979
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.18%	10/15/32[1,2,3]	750,000	750,485
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.28%)
6.60%	10/15/29[1,2,3]	35,015	35,009
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.45%)
6.77%	10/20/30[1,2,3]	611,499	613,004
Rockford Tower CLO Ltd.,
Series 2023-1A, Class D
(Cayman Islands)
(CME Term SOFR 3-Month plus 5.32%)
10.67%	01/20/36[1,2,3]	850,000	873,359
Santander Consumer Auto Receivables Trust,
Series 2020-BA, Class R
0.00%	08/15/28[1]	2,000	401,531
Santander Consumer Auto Receivables Trust,
Series 2021-CA, Class R
0.00%	06/15/28[1]	5,150	477,361
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	453,550	405,094
SLM Student Loan Trust,
Series 2004-1, Class B
(SOFR90A plus 0.76%)
6.12%	07/25/39[3]	132,718	124,876
SLM Student Loan Trust,
Series 2008-5, Class A4
(SOFR90A plus 1.96%)
7.32%	07/25/23[3]	50,969	50,936
SLM Student Loan Trust,
Series 2008-7, Class A4
(SOFR90A plus 1.16%)
6.52%	07/25/23[3]	10,617	10,464
SLM Student Loan Trust,
Series 2008-7, Class B
(SOFR90A plus 2.11%)
7.47%	07/26/83[3]	10,000	9,385

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Stratus CLO Ltd.,
Series 2021-3A, Class SUB
(Cayman Islands)
0.00%	12/29/29[1,2,4]	$975,000	$634,374
Textainer Marine Containers VII Ltd.,
Series 2021-1A, Class B
(Bermuda)
2.52%	02/20/46[1,2]	578,042	500,407
Tricon Residential Trust,
Series 2021-SFR1, Class F
3.69%	07/17/38[1]	900,000	823,456
Voya CLO Ltd.,
Series 2018-4A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	01/15/32[1,2,3]	800,000	799,648

Total Asset-Backed Securities
(Cost $49,313,021)			48,852,831

BANK LOANS — 4.75%*

Automotive — 0.03%
First Brands Group LLC,
Term Loan B, 1st Lien
(SOFR plus 5.26%)
10.57%	03/30/27[3]	95,778	96,042

Communications — 0.33%
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.30%	12/17/27[3]	158,611	157,888
CSC Holdings LLC,
Term Loan B5, 1st Lien
(SOFR plus 2.50%)
7.94%	04/15/27[3]	206,498	187,249
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.62%	10/08/27[3]	121,250	121,136
New Insight Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.76%)
11.07%	12/20/24[3]	152,822	92,219
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
7.34%	01/25/31[3]	482,491	483,924
Virgin Media Bristol LLC,
Term Loan Y, 1st Lien
(SOFR plus 3.35%)
8.79%	03/31/31[3]	150,000	147,979

			1,190,395

See accompanying Notes to Financial Statements.

47 / Annual Report March 2024

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary — 0.31%
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28[3]	$433,376	$340,317
Hanesbrands, Inc.,
Term Loan A, 1st Lien
(SOFR plus 2.60%)
7.93%	11/19/26[3]	196,312	193,613
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.66%	01/24/29[2,3]	245,625	230,357
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.00%	01/24/30[3]	252,357	206,853
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.51%)
8.23%	03/31/28[3]	142,962	141,640

			1,112,780

Electric — 0.14%
Calpine Corp.,
Term Loan B9, 1st Lien
(SOFR plus 2.00%)
7.33%	01/31/31[3]	500,000	497,760

Energy — 0.13%
Buckeye Partners LP,
Term Loan B1, 1st Lien
(SOFR plus 2.00%)
7.33%	11/01/26[3]	250,000	250,748
NGL Energy Operating LLC,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.83%	02/03/31[3]	203,613	204,376

			455,124

Entertainment — 0.02%
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.19%	05/16/25[3]	72,485	72,524

Finance — 0.10%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B6, 1st Lien
(SOFR plus 2.00%)
7.33%	06/22/28[3]	58,771	58,854
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.06%	04/09/27[3]	10,727	10,687

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Finance (continued)
Jane Street Group LLC,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.94%	01/26/28[3]	$280,122	$280,577

			350,118

Food — 0.04%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	10/01/25[3]	63,672	62,708
H-Food Holdings LLC,
Term Loan, 1st Lien
(SOFR plus 3.95%)
9.29%	05/23/25[3]	126,777	92,786

			155,494

Gaming — 0.21%
Caesars Entertainment, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 2.75%)
8.04%	02/06/31[3]	344,784	345,484
Fertitta Entertainment LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.43%	01/29/29[3]	211,261	212,010
Ontario Gaming Gta Ltd. Partnership,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.25%)
9.57%	08/01/30[2,3]	177,588	178,413

			735,907

Health Care — 0.99%
Bausch + Lomb Corp.,
Term Loan, 1st Lien (Canada)
(SOFR plus 4.00%)
9.33%	09/29/28[2,3]	341,866	342,295
Carestream Dental Equipment, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.56%	09/01/24[3]	749,726	654,762
Carestream Dental, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
9.94%	09/01/24[3]	189,296	165,239
Certara Holdco, Inc.,
Term Loan B, 1st Lien (France)
(SOFR plus 3.76%)
9.10%	08/15/26[2,3]	267,438	268,106
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
7.40%	12/30/26[3]	265,995	266,468
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.15%)
7.46%	11/15/27[3]	278,545	270,310

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 48

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Jazz Financing Lux SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 3.11%)
8.44%	05/05/28[2,3]	$628,639	$632,568
Organon & Co.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.75%	06/02/28[3]	400,000	401,918
Pathway Vet Alliance LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	03/31/27[3]	96,507	84,957
Peraton Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	02/01/28[3]	235,696	235,937
Star Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	09/27/30[3]	192,291	191,342

			3,513,902

Health Care REITs — 0.07%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.19%	07/17/28[3]	262,462	253,041

Industrials — 0.52%
Artera Services LLC,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.81%	02/15/31[3]	197,114	198,099
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.56%	10/16/28[3]	197,625	179,246
Berry Global, Inc.,
Term Loan AA, 1st Lien
(SOFR plus 1.86%)
7.18%	07/01/29[3]	228,295	228,460
Filtration Group Corp.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.69%	10/21/28[3]	109,530	110,003
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(SOFR plus 4.51%)
9.82%	04/15/28[3]	165,325	148,755
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	03/20/25[3]	65,262	63,444
Term Loan, 2nd Lien
(SOFR plus 7.75%)
13.08%	03/20/26[3]	184,665	160,659

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
ProAmpac PG Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.80% - 9.82%	09/15/28[3]	$345,046	$346,081
Transdigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 2.75%)
8.08%	08/24/28[3]	432,604	434,566

			1,869,313

Information Technology — 0.96%
Arches Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.68%	12/06/27[3]	123,721	120,122
Athenahealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.25%	02/15/29[3]	230,810	229,205
Buzz Merger Sub Ltd.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
8.18%	01/29/27[3]	118,290	118,697
Central Parent LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	07/06/29[3]	171,975	172,682
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.69%	12/16/25[3]	72,750	72,705
EagleView Technology Co.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.06%	08/14/25[3]	842,115	819,933
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
8.72% - 8.99%	10/01/27[3]	242,481	232,388
Magnite, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.60% - 9.82%	02/06/31[3]	79,000	79,231
Match Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.90%)
7.23%	02/13/27[3]	57,653	57,653
MH Sub I LLC,
Term Loan B3, 1st Lien
(SOFR plus 4.25%)
9.58%	05/03/28[3]	32,380	32,225
NortonLifeLock, Inc.,
Term Loan A2, 1st Lien
(SOFR plus 1.85%)
7.18%	09/10/27[3]	224,106	223,802

See accompanying Notes to Financial Statements.

49 / Annual Report March 2024

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Open Text Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 1.85%)
7.18%	05/30/25[2,3]	$26,980	$27,039
(SOFR plus 2.85%)
8.18%	01/31/30[2,3]	49,614	49,755
RealPage, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.44%	04/24/28[3]	248,724	242,316
Renaissance Holding Corp.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
9.58%	04/05/30[3]	172,462	173,001
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.59%	03/03/28[3]	266,750	247,724
SS&C Technologies Holdings, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 1.86%)
7.19%	04/16/25[3]	194,218	194,458
Xerox Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.33%	11/15/29[3]	314,362	316,230

			3,409,166

Insurance — 0.24%
Acrisure LLC,
Term Loan B1, 1st Lien
(SOFR plus 3.50%)
8.94%	02/15/27[3]	244,275	244,427
Term Loan B2, 1st Lien
(SOFR plus 4.25%)
9.07%	02/15/27[3]	191,980	192,400
Asurion LLC,
Term Loan B8, 1st Lien
(SOFR plus 3.36%)
8.69%	12/23/26[3]	425,709	418,106

			854,933

Materials — 0.08%
Chemours Co. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.50%)
8.83%	08/18/28[3]	66,407	66,307
Mativ Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 2.60%)
7.93%	05/06/27[3]	85,260	83,981
Schweitzer-Mauduit International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	04/20/28[3]	118,942	119,141

			269,429

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Retail — 0.26%
1011778 BC Unlimited Liability Co.,
Term Loan B5, 1st Lien (Canada)
(SOFR plus 2.25%)
7.58%	09/20/30[2,3]	$209,673	$209,804
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.69%	02/19/28[3]	169,315	169,527
U.S. Anesthesia Partners, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.69%	10/01/28[3]	463,125	443,894
Whatabrands LLC,
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.69%	08/03/28[3]	95,843	96,011

			919,236

Services — 0.22%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
8.63%	01/29/27[3]	114,111	114,539
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.19%	10/08/28[3]	335,847	336,896
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.86%)
9.18%	12/15/28[3]	10,732	10,695
Prime Security Services Borrower, LLC,
Term Loan A, 1st Lien
(SOFR plus 2.35%)
7.50%	03/14/28[3]	155,949	155,429
Trans Union LLC,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
7.33%	12/01/28[3]	171,732	171,850
TruGreen LP,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.43%	11/02/27[3]	10,728	10,463

			799,872

Specialized REITs — 0.10%
Greystar Real Estate Partners LLC,
Term Loan B1, 1st Lien
(SOFR plus 3.25%)
8.58%	08/21/30[3]	371,893	372,822

Total Bank Loans
(Cost $16,945,566)			16,927,858

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 50

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES — 24.22%*

Banking — 3.91%
Bank of America Corp.
2.30%	07/21/32[4]	$65,000	$53,244
2.59%	04/29/31[4]	270,000	232,674
3.42%	12/20/28[4]	685,000	643,186
Bank of America Corp.
(MTN)
1.32%	06/19/26[4]	165,000	156,843
1.53%	12/06/25[4]	1,100,000	1,069,290
1.92%	10/24/31[4]	385,000	314,453
2.55%	02/04/28[4]	125,000	116,210
2.97%	02/04/33[4]	1,090,000	927,295
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	500,000	466,117
Bank of America Corp.,
Series RR
4.38%[4,7]		100,000	94,249
Discover Bank
2.45%	09/12/24	230,000	226,583
DNB Bank ASA
(Norway)
0.86%	09/30/25[1,2,4]	220,000	214,654
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[2,4]	510,000	469,402
2.10%	06/04/26[2,4]	1,060,000	1,016,932
2.36%	08/18/31[2,4]	60,000	50,026
4.76%	06/09/28[2,4]	255,000	250,124
JPMorgan Chase & Co.
0.97%	06/23/25[4]	280,000	276,795
1.04%	02/04/27[4]	25,000	23,135
1.05%	11/19/26[4]	270,000	252,069
1.56%	12/10/25[4]	710,000	690,398
1.58%	04/22/27[4]	700,000	649,282
2.07%	06/01/29[4]	120,000	106,409
2.58%	04/22/32[4]	760,000	642,337
4.01%	04/23/29[4]	255,000	244,493
JPMorgan Chase & Co.,
Series KK
3.65%[4,7]		115,000	109,507
Lloyds Banking Group PLC
(United Kingdom)
3.57%	11/07/28[2,4]	420,000	394,041
PNC Financial Services Group, Inc. (The)
5.58%	06/12/29[4]	120,000	121,534
6.04%	10/28/33[4]	150,000	155,247
6.88%	10/20/34[4]	495,000	542,421
Santander UK Group Holdings PLC
(United Kingdom)
1.67%	06/14/27[2,4]	325,000	297,516
U.S. Bancorp
3.70%[4,7]		105,000	90,986
4.84%	02/01/34[4]	435,000	413,282
5.68%	01/23/35[4]	170,000	171,800
5.84%	06/12/34[4]	5,000	5,102
5.85%	10/21/33[4]	195,000	199,273

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Wells Fargo & Co.
5.39%	04/24/34[4]	$550,000	$546,776
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[4]	560,000	512,722
2.57%	02/11/31[4]	385,000	331,945
3.35%	03/02/33[4]	535,000	464,083
5.57%	07/25/29[4]	410,000	414,979

			13,957,414

Communications — 2.18%
Cable One, Inc.
4.00%	11/15/30[1]	60,000	46,950
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.80%	04/01/31	140,000	114,721
3.70%	04/01/51	530,000	329,167
4.80%	03/01/50	250,000	185,217
5.38%	05/01/47	141,000	114,004
6.65%	02/01/34	246,000	252,253
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53	310,000	245,781
CommScope, Inc.
4.75%	09/01/29[1]	199,000	143,280
CSC Holdings LLC
4.63%	12/01/30[1]	300,000	152,250
5.38%	02/01/28[1]	150,000	129,147
6.50%	02/01/29[1]	12,000	10,178
7.50%	04/01/28[1]	453,000	305,728
11.25%	05/15/28[1]	315,000	312,568
11.75%	01/31/29[1]	15,000	15,019
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor, Inc.
5.88%	08/15/27[1]	169,000	160,013
Frontier Communications Holdings LLC
6.75%	05/01/29[1]	775,000	691,521
8.63%	03/15/31[1]	546,000	558,007
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30[2]	285,000	285,284
Gray Television, Inc.
7.00%	05/15/27[1]	400,000	372,708
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[1,2]	115,000	107,241
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27[1]	94,000	96,350
6.00%	02/15/28[1]	250,000	257,500
Scripps Escrow, Inc.
5.88%	07/15/27[1]	400,000	336,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
5.15%	03/20/28[1]	396,000	395,175

See accompanying Notes to Financial Statements.

51 / Annual Report March 2024

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Tele Columbus AG,
Series REGS
(Georgia)
10.00%	03/19/29[2,8]	$510,000	$384,458
Time Warner Cable LLC
5.50%	09/01/41	510,000	424,975
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[1,2]	1,400,000	1,203,095
Zayo Group Holdings, Inc.
4.00%	03/01/27[1]	185,000	152,445

			7,781,035

Consumer Discretionary — 1.21%
BAT Capital Corp.
3.56%	08/15/27	44,000	41,674
5.65%	03/16/52	430,000	389,399
BAT International Finance PLC
(United Kingdom)
1.67%	03/25/26[2]	83,000	77,304
BAT International Finance PLC
(EMTN)
(United Kingdom)
2.25%	09/09/52[2]	570,000	322,987
Central Garden & Pet Co.
4.13%	10/15/30	375,000	336,758
Everi Holdings, Inc.
5.00%	07/15/29[1]	350,000	347,375
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25[1,2]	160,000	157,208
6.13%	07/27/27[1,2]	195,000	199,063
JDE Peet’s NV
(Netherlands)
2.25%	09/24/31[1,2]	750,000	597,623
Reynolds American, Inc.
5.85%	08/15/45	95,000	88,463
Spectrum Brands, Inc.
5.50%	07/15/30[1]	425,000	416,500
Triton Water Holdings, Inc.
6.25%	04/01/29[1]	450,000	410,859
WarnerMedia Holdings, Inc.
4.28%	03/15/32	190,000	169,918
5.05%	03/15/42	480,000	412,539
5.14%	03/15/52	425,000	353,289

			4,320,959

Diversified REITs — 0.80%
American Assets Trust LP
3.38%	02/01/31	500,000	408,811
American Tower Corp.
2.10%	06/15/30	550,000	457,712
2.70%	04/15/31	80,000	67,768

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Diversified REITs (continued)
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28[2]	$100,000	$93,594
Digital Dutch Finco BV
(Netherlands)
1.00%	01/15/32[2]	150,000	128,778
1.25%	02/01/31[2]	220,000	197,597
Digital Intrepid Holding BV
(Netherlands)
0.63%	07/15/31[2]	100,000	84,688
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32	247,000	209,390
4.00%	01/15/30	427,000	391,427
4.00%	01/15/31	73,000	65,297
5.38%	04/15/26	40,000	39,678
5.75%	06/01/28	10,000	10,015
VICI Properties LP
4.95%	02/15/30	64,000	61,892
5.13%	05/15/32	311,000	297,972
5.63%	05/15/52	50,000	46,444
VICI Properties LP/VICI Note Co., Inc.
3.88%	02/15/29[1]	35,000	32,242
4.50%	01/15/28[1]	13,000	12,488
4.63%	06/15/25[1]	10,000	9,862
5.75%	02/01/27[1]	65,000	64,987
Vonovia SE
(Georgia)
1.00%	06/16/33[2]	100,000	81,703
Vonovia SE
(EMTN)
(Georgia)
0.75%	09/01/32[2]	100,000	82,045

			2,844,390

Electric — 1.01%
Alliant Energy Finance LLC
1.40%	03/15/26[1]	245,000	222,980
Alliant Energy Finance, LLC
3.60%	03/01/32[1]	155,000	137,355
Arizona Public Service Co.
6.35%	12/15/32	675,000	721,210
Duke Energy Carolinas LLC
4.00%	09/30/42	250,000	209,274
5.35%	01/15/53	195,000	192,899
Duke Energy Corp.
3.85%	06/15/34	200,000	214,455
FirstEnergy Pennsylvania Electric Co.
4.15%	04/15/25[1]	555,000	545,654
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	418,000	381,400
Public Service Co. of New Mexico
3.85%	08/01/25	40,000	39,104

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 52

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Electric (continued)
TenneT Holding BV
(EMTN)
(Netherlands)
2.75%	05/17/42[2]	$215,000	$217,790
4.50%	10/28/34[2]	200,000	237,505
4.75%	10/28/42[2]	140,000	173,958
Tucson Electric Power Co.
5.50%	04/15/53	305,000	303,643

			3,597,227

Energy — 1.76%
CenterPoint Energy Resources Corp.
5.40%	03/01/33	765,000	779,052
Energy Transfer LP
4.90%	03/15/35	20,000	18,912
5.00%	05/15/50	445,000	390,700
Energy Transfer LP,
Series B
6.63%[4,7]		733,000	687,299
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34[1,2]	169,888	146,444
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	430,000	426,936
8.25%	01/15/32[1]	250,000	259,832
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33[1,2]	200,000	166,780
KeySpan Gas East Corp.
5.99%	03/06/33[1]	385,000	390,951
National Gas Transmission PLC,
(EMTN)
(United Kingdom)
4.25%	04/05/30[2]	100,000	111,209
NGL Energy Operating LLC/NGL Energy Finance Corp.
8.38%	02/15/32[1]	275,000	282,232
NGPL Pipe Co. LLC
4.88%	08/15/27[1]	40,000	39,024
Petroleos Mexicanos
(Mexico)
6.35%	02/12/48[2]	5,000	3,194
Rockies Express Pipeline LLC
4.80%	05/15/30[1]	234,000	217,386
Southern Natural Gas Co. LLC
4.80%	03/15/47[1]	65,000	53,700
TMS Issuer SARL,
Series REGS
(Luxembourg)
5.78%	08/23/32[2]	200,000	205,940
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	725,000	693,281
USA Compression Partners LP/USA Compression Finance Corp.
7.13%	03/15/29[1]	375,000	379,437
Venture Global Calcasieu Pass LLC
4.13%	08/15/31[1]	580,000	516,925

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Venture Global LNG, Inc.
9.50%	02/01/29[1]	$336,000	$362,469
9.88%	02/01/32[1]	150,000	161,813

			6,293,516

Entertainment — 0.10%
Banijay Entertainment SASTerm Loan B, 1st Lien
(France)
8.13%	05/01/29[1,2]	350,000	361,267

Finance — 3.21%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[2]	123,000	114,311
3.30%	01/30/32[2]	185,000	158,583
3.88%	01/23/28[2]	5,000	4,741
4.45%	10/01/25[2]	110,000	108,361
Air Lease Corp.
(MTN)
2.88%	01/15/26	380,000	363,593
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,2]	583,000	518,820
Charles Schwab Corp. (The)
Series K
5.00%[4,7]		200,000	191,712
Citigroup, Inc.
0.98%	05/01/25[4]	695,000	691,972
2.52%	11/03/32[4]	725,000	595,689
2.98%	11/05/30[4]	145,000	128,855
3.52%	10/27/28[4]	435,000	410,303
Discover Financial Services
3.95%	11/06/24	105,000	103,880
Gaci First Investment Co.
(Cayman Islands)
5.25%	10/13/32[2]	300,000	303,431
GGAM Finance Ltd.
(Cayman Islands)
8.00%	02/15/27[1,2]	115,000	118,812
8.00%	06/15/28[1,2]	520,000	542,750
Goldman Sachs Group, Inc. (The)
1.54%	09/10/27[4]	5,000	4,569
1.95%	10/21/27[4]	325,000	298,958
3.81%	04/23/29[4]	575,000	545,959
(SOFR Rate plus 0.49%)
5.84%	10/21/24[3]	130,000	130,088
Goldman Sachs Group, Inc. (The),
Series VAR
1.09%	12/09/26[4]	2,910,000	2,702,747
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29	184,000	157,285
5.25%	05/15/27	451,000	419,430
9.75%	01/15/29[1]	285,000	297,462
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29[1]	575,000	533,489
Morgan Stanley
0.99%	12/10/26[4]	145,000	134,421

See accompanying Notes to Financial Statements.

53 / Annual Report March 2024

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Morgan Stanley
(GMTN)
2.24%	07/21/32[4]	$425,000	$347,056
2.95%	05/07/32[4]	155,000	161,008
Morgan Stanley
(MTN)
1.16%	10/21/25[4]	595,000	579,534
1.93%	04/28/32[4]	575,000	461,650
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28[1,2,4]	200,000	186,656
Pipeline Funding Co. LLC
7.50%	01/15/30[1]	144,655	151,825

			11,467,950

Food — 0.73%
B&G Foods, Inc.
5.25%	04/01/25	122,000	122,000
ELO SACA
(EMTN)
(France)
6.00%	03/22/29[2]	600,000	657,732
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26[1]	932,000	69,900
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
(Canada)
6.75%	03/15/34[1,2]	185,000	194,565
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31[2]	385,000	333,840
6.50%	12/01/52[2]	437,000	432,939
Pilgrim’s Pride Corp.
4.25%	04/15/31	180,000	162,588
Simmons Foods, Inc./Simmons Prepared Foods, Inc./ Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29[1]	700,000	619,939
Smithfield Foods, Inc.
5.20%	04/01/29[1]	5,000	4,819

			2,598,322

Health Care — 1.88%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[1,2]	1,000,000	981,088
AbbVie, Inc.
3.85%	06/15/24	10,000	9,962
Amgen, Inc.
3.15%	02/21/40	100,000	77,116
Bayer U.S. Finance II LLC
4.25%	12/15/25[1]	255,000	248,720
4.38%	12/15/28[1]	210,000	197,766
4.40%	07/15/44[1]	245,000	187,767
4.88%	06/25/48[1]	80,000	64,349
Bayer U.S. Finance LLC
6.50%	11/21/33[1]	500,000	508,873

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Becton Dickinson & Co.
3.73%	12/15/24	$3,000	$2,962
CAB SELAS,
Series REGS
(France)
3.38%	02/01/28[2]	385,000	377,151
Cano Health LLC
6.25%	10/01/28[1,5,6,9,10]	118,000	103
Catalent Pharma Solutions, Inc.
3.13%	02/15/29[1]	475,000	454,351
Centene Corp.
3.00%	10/15/30	323,000	277,227
Embecta Corp.
6.75%	02/15/30[1]	525,000	459,328
Ephios Subco 3 SARL
(Luxembourg)
7.88%	01/31/31[1,2]	150,000	170,497
Grifols SA
(Spain)
4.75%	10/15/28[1,2]	835,000	691,516
HCA, Inc.
5.38%	09/01/26	10,000	9,994
5.63%	09/01/28	275,000	278,265
Kedrion SpA
(Italy)
6.50%	09/01/29[1,2]	800,000	729,938
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[1]	709,000	514,992
Prime Healthcare Services, Inc.
7.25%	11/01/25[1]	450,000	451,125

			6,693,090

Health Care REITs — 0.16%
Healthcare Reality Holdings LP
2.00%	03/15/31	65,000	51,728
3.10%	02/15/30	115,000	100,022
Healthcare Realty Holdings LP
2.05%	03/15/31	37,000	28,713
2.40%	03/15/30	325,000	266,329
3.63%	01/15/28	150,000	138,728
Healthpeak OP LLC,
3.40%	02/01/25	2,000	1,963

			587,483

Industrial REITs — 0.07%
LXP Industrial Trust
2.70%	09/15/30	160,000	133,919
Prologis Euro Finance LLC,
(EMTN)
4.25%	01/31/43	100,000	109,035

			242,954

Industrials — 1.76%
Advanced Drainage Systems, Inc.
6.38%	06/15/30[1]	335,000	337,045

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 54

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
4.13%	08/15/26[1,2]	$1,107,000	$1,005,504
5.25%	08/15/27[1,2]	815,000	513,999
BAE Systems Holdings, Inc.
3.85%	12/15/25[1]	250,000	244,082
Berry Global, Inc.
1.65%	01/15/27	40,000	36,337
5.50%	04/15/28	255,000	256,864
5.65%	01/15/34[1]	150,000	149,355
Boeing Co. (The)
5.81%	05/01/50	370,000	350,411
Energizer Holdings, Inc.
4.38%	03/31/29[1]	925,000	833,656
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.64%)
5.91%	05/05/26[3]	57,000	57,168
(CME Term SOFR 3-Month plus 0.74%)
6.05%	08/15/36[3]	52,000	48,298
Honeywell International, Inc.
3.75%	03/01/36	160,000	174,639
OT Merger Corp.
7.88%	10/15/29[1]	1,350,000	973,907
TransDigm, Inc.
6.75%	08/15/28[1]	1,115,000	1,132,210
Trivium Packaging Finance BV
(Netherlands)
8.50%	08/15/27[1,2]	175,000	173,250

			6,286,725

Information Technology — 0.64%
Gen Digital, Inc.
6.75%	09/30/27[1]	328,000	333,193
NCR Voyix Corp.
5.00%	10/01/28[1]	550,000	513,969
Netflix, Inc.
5.88%	02/15/25	310,000	311,261
Open Text Corp.
(Canada)
6.90%	12/01/27[1,2]	760,000	784,624
RingCentral, Inc.
8.50%	08/15/30[1]	325,000	338,190

			2,281,237

Insurance — 0.51%
Acrisure LLC/Acrisure Finance, Inc.
4.25%	02/15/29[1]	175,000	158,201
6.00%	08/01/29[1]	400,000	368,000
Athene Global Funding
1.99%	08/19/28[1]	370,000	320,530
2.72%	01/07/29[1]	95,000	83,904
3.21%	03/08/27[1]	130,000	121,553
Farmers Exchange Capital II
6.15%	11/01/53[1,4]	150,000	133,975

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Farmers Exchange Capital III
5.45%	10/15/54[1,4]	$85,000	$70,364
Farmers Insurance Exchange
4.75%	11/01/57[1,4]	135,000	100,225
Metropolitan Life Global Funding I
2.95%	04/09/30[1]	15,000	13,321
Nationwide Mutual Insurance Co.
7.88%	12/15/24[1,4]	375,000	375,035
Teachers Insurance & Annuity Association of America
4.38%	09/15/54[1,4]	65,000	63,966

			1,809,074

Materials — 1.01%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28[1]	265,000	171,318
Clearwater Paper Corp.
4.75%	08/15/28[1]	600,000	558,619
Corp. Nacional del Cobre de Chile,
Series REGS
(Chile)
5.13%	02/02/33[2]	200,000	190,280
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28[1,2]	450,000	393,980
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT,
Series REGS
(Indonesia)
5.45%	05/15/30[2]	200,000	197,920
International Flavors & Fragrances, Inc.
1.83%	10/15/27[1]	405,000	359,466
2.30%	11/01/30[1]	965,000	802,066
3.27%	11/15/40[1]	55,000	39,195
3.47%	12/01/50[1]	45,000	30,015
4.38%	06/01/47	115,000	89,164
5.00%	09/26/48	65,000	55,634
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29[1,2]	250,000	223,097
Valvoline, Inc.
3.63%	06/15/31[1]	550,000	474,584

			3,585,338

Office REITs — 0.16%
Boston Properties LP
2.75%	10/01/26	10,000	9,317
Hudson Pacific Properties LP
3.25%	01/15/30	510,000	393,613
3.95%	11/01/27	123,000	109,080
4.65%	04/01/29	25,000	21,323
Kilroy Realty LP
2.50%	11/15/32	50,000	37,690

			571,023

Residential REITs — 0.25%
American Homes 4 Rent LP
3.38%	07/15/51	675,000	450,571

See accompanying Notes to Financial Statements.

55 / Annual Report March 2024

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Residential REITs (continued)
Invitation Homes Operating Partnership LP
2.00%	08/15/31	$305,000	$242,740
2.70%	01/15/34	190,000	150,643
5.50%	08/15/33	60,000	59,800

			903,754

Retail — 0.91%
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29[1]	743,000	692,848
Ferrellgas LP/Ferrellgas Finance Corp.
5.88%	04/01/29[1]	769,000	733,664
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30[1]	53,000	47,832
FirstCash, Inc.
6.88%	03/01/32[1]	195,000	195,218
LCM Investments Holdings II LLC
8.25%	08/01/31[1]	480,000	501,600
Lithia Motors, Inc.
3.88%	06/01/29[1]	200,000	180,850
Michaels Cos., Inc. (The)
7.88%	05/01/29[1]	745,000	559,639
Raising Cane’s Restaurants LLC
9.38%	05/01/29[1]	320,000	346,401

			3,258,052

Services — 0.98%
Adtalem Global Education, Inc.
5.50%	03/01/28[1]	992,000	950,964
Global Payments, Inc.
4.88%	03/17/31	200,000	228,059
Hertz Corp. (The)
4.63%	12/01/26[1]	50,000	45,532
5.00%	12/01/29[1]	380,000	294,500
Upbound Group, Inc.
6.38%	02/15/29[1]	300,000	291,750
VT Topco, Inc.
8.50%	08/15/30[1]	560,000	591,535
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26[1]	140,000	136,905
Waste Pro USA, Inc.
5.50%	02/15/26[1]	680,000	670,302
Worldline SA
(France)
0.00%	07/30/26[2,11]	2,800	273,963

			3,483,510

Specialized REITs — 0.87%
Add Hero Holdings Ltd.,
Series IAI
(United Kingdom)
8.50%	09/30/29[2,12]	30,944	869
9.00%	09/30/30[2,13]	23,803	595
9.80%	09/30/31[2,14]	30,944	700

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Specialized REITs (continued)
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32[2]	$100,000	$99,378
3.18%	07/12/29[2]	100,000	113,433
Annington Funding PLC,
(EMTN)
(United Kingdom)
3.69%	07/12/34[2]	100,000	107,733
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.00%	05/04/28[2]	195,000	182,192
1.63%	04/20/30[2]	170,000	153,222
1.75%	03/12/29[2]	200,000	188,407
China Aoyuan Group Ltd.,
Series IAI
(Cayman Islands)
0.00%	09/30/28[2,11]	4,396	88
5.50%	09/30/31[2,8]	18,038	274
China Aoyuan Group Ltd.,
Series IAI (STEP-reset date 09/30/24)
(Cayman Islands)
0.00%[2,7]		49,185	984
Extra Space Storage LP
2.35%	03/15/32	360,000	288,263
2.40%	10/15/31	71,000	58,442
Greystar Real Estate Partners LLC
7.75%	09/01/30[1]	350,000	364,000
Iron Mountain, Inc.
5.63%	07/15/32[1]	1,240,000	1,173,970
Realty Income Corp.
5.13%	07/06/34	285,000	336,303
Sunac China Holdings Ltd.
(Cayman Islands)
1.00%	09/30/32[1,2,5,6,8]	22,940	1,491
6.00%	09/30/25[1,2,5,6,15]	19,019	2,235
6.25%	09/30/26[1,2,5,6,16]	19,042	1,990
6.50%	09/30/27[1,2,5,6,17]	38,131	3,508
6.75%	09/30/28[1,2,5,6,18]	57,267	4,696
7.00%	09/30/29[1,2,5,6,19]	57,336	4,157
7.25%	09/30/30[1,2,5,6,20]	26,970	1,739

			3,088,669

Transportation — 0.03%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	19,768	17,878
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32	24,513	21,032
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32	60,277	55,710

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 56

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	$10,196	$10,196

			104,816

Water — 0.08%
Thames Water Utilities Finance PLC
(EMTN)
(United Kingdom)
4.38%	01/18/31[2]	300,000	302,143

Total Corporates
(Cost $88,433,906)			86,419,948

FOREIGN GOVERNMENT OBLIGATIONS — 1.32%

Foreign Government Obligations — 1.32%
Brazilian Government International Bond
(Brazil)
6.13%	03/15/34[2]	400,000	396,280
Colombia Government International Bond
(Colombia)
8.00%	04/20/33[2]	400,000	423,440
Costa Rica Government International Bond,
Series REGS
(Costa Rica)
6.55%	04/03/34[2]	200,000	207,240
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.50%	01/30/30[2]	200,000	182,500
4.88%	09/23/32[2]	200,000	179,655
Finance Department Government of Sharjah
(United Arab Emirates)
6.50%	11/23/32[1,2]	200,000	208,020
Guatemala Government Bond,
Series REGS
(Guam)
3.70%	10/07/33[2]	200,000	165,675
5.25%	08/10/29[2]	300,000	291,054
Hungary Government International Bond
(Hungary)
2.13%	09/22/31[1,2]	400,000	318,160
Mexico Government International Bond
(Mexico)
6.35%	02/09/35[2]	600,000	619,860
Oman Government International Bond,
Series REGS
(Oman)
6.75%	10/28/27[2]	200,000	208,400
Panama Government International Bond
(Panama)
2.25%	09/29/32[2]	200,000	143,290
3.16%	01/23/30[2]	200,000	166,688
Paraguay Government International Bond,
Series REGS
(Papua New Guinea)
4.95%	04/28/31[2]	400,000	386,520

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Republic of South Africa Government International Bond
(South Africa)
5.88%	04/20/32[2]	$400,000	$361,024
Romanian Government International Bond
(Romania)
6.63%	02/17/28[1,2]	200,000	206,500
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31[2]	300,000	252,270

Total Foreign Government Obligations
(Cost $4,805,432)			4,716,576

MORTGAGE-BACKED — 49.68%**

Non-Agency Commercial Mortgage-Backed — 6.28%
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XA (IO)
0.74%	09/15/48[4]	5,697,141	42,566
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48[1,4]	500,000	6,856
BB-UBS Trust,
Series 2012-SHOW, Class XA (IO)
0.60%	11/05/36[1,4]	3,109,000	6,706
BB-UBS Trust,
Series 2012-SHOW, Class XB (IO)
0.14%	11/05/36[1,4]	1,395,000	957
Benchmark Mortgage Trust,
Series 2020-B18, Class AGNF
4.14%	07/15/53[1]	529,000	481,707
Blackstone Industrial Portfolio - Proj Foxtrot
2.23%	04/09/25[4,5,6]	196,053	191,544
BX Trust,
Series 2024-BIO, Class D
(CME Term SOFR 1-Month plus 3.64%)
8.96%	02/15/41[1,3]	530,000	531,516
BX,
Series 2021-MFM1, Class B
(CME Term SOFR 1-Month plus 1.06%)
6.39%	01/15/34[1,3]	996,140	988,059
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class B
(CME Term SOFR 1-Month plus 1.55%)
6.87%	12/15/37[1,3]	1,050,000	1,050,329
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.36%	08/10/49[4]	8,895,580	206,341
Century Plaza Towers,
Series 2019-CPT, Class F
3.00%	11/13/39[1,4]	450,000	271,040
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
0.94%	10/10/47[4]	13,428,335	34,935
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.30%	02/10/48[4]	1,489,106	7,503

See accompanying Notes to Financial Statements.

57 / Annual Report March 2024

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class XA (IO)
1.21%	02/10/49[4]	$5,365,370	$88,605
Citigroup Commercial Mortgage Trust,
Series 2017-B1, Class XF (IO)
0.81%	08/15/50[1,4]	11,628,000	281,121
Citigroup Commercial Mortgage Trust,
Series 2020-555, Class A
2.65%	12/10/41[1]	1,450,000	1,236,083
Commercial Mortgage Lease-Backed Certificates-1,
Series 2001-CMLB, Class X (IO)
1.57%	06/20/31[1,4]	517,277	1,841
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.14%	10/15/45[4]	160,043	17
Commercial Mortgage Trust,
Series 2012-LC4, Class XB (IO)
0.44%	12/10/44[1,4]	1,404,407	50
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
0.79%	08/10/47[4]	700,782	959
Commercial Mortgage Trust,
Series 2014-CR19, Class XC (IO)
0.75%	08/10/47[1,4]	1,200,000	3,097
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
0.99%	06/10/47[4]	1,850,457	162
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.78%	09/10/47[4,5,6]	25,625,157	25,320
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
0.81%	12/10/47[4]	10,712,766	19,945
Commercial Mortgage Trust,
Series 2015-CR22, Class XA (IO)
0.81%	03/10/48[4]	9,713,210	40,414
Commercial Mortgage Trust,
Series 2015-CR25, Class XA (IO)
0.79%	08/10/48[4]	7,586,975	59,798
Commercial Mortgage Trust,
Series 2015-LC21, Class XE (IO)
1.07%	07/10/48[1,4]	10,015,000	125,032
Commercial Mortgage Trust,
Series 2016-CR28, Class XA (IO)
0.67%	02/10/49[4]	13,864,972	125,780
Credit Suisse Mortgage Capital Trust,
Series 2021-980M, Class A
2.39%	07/15/31[1]	1,550,000	1,418,053
CSAIL Commercial Mortgage Trust,
Series 2015-C2, Class XA (IO)
0.71%	06/15/57[4]	16,087,427	90,461
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class XA (IO)
1.54%	06/15/52[4]	558,488	32,539

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
DBJPM 16-C1 Mortgage Trust,
Series 2016-C1, Class XA (IO)
1.36%	05/10/49[4]	$8,594,473	$163,709
DBUBS Mortgage Trust,
Series 2017-BRBK, Class F
3.53%	10/10/34[1,4]	380,000	296,217
Extended Stay America Trust,
Series 2021-ESH, Class F
(CME Term SOFR 1-Month plus 3.81%)
9.14%	07/15/38[1,3]	548,553	548,917
Great Wolf Trust,
Series 2019-WOLF, Class C
(CME Term SOFR 1-Month plus 1.95%)
7.27%	12/15/36[1,3]	675,529	672,857
Great Wolf Trust,
Series 2019-WOLF, Class E
(CME Term SOFR 1-Month plus 3.05%)
8.37%	12/15/36[1,3]	732,335	730,915
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.44%	08/10/43[1,4]	5,178,802	4,466
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
0.09%	08/10/44[1,4]	482,271	3
GS Mortgage Securities Trust,
Series 2015-GC32, Class XA (IO)
0.68%	07/10/48[4]	30,446,717	198,717
GS Mortgage Securities Trust,
Series 2015-GC34, Class XA (IO)
1.19%	10/10/48[4]	5,061,318	67,463
GS Mortgage Securities Trust,
Series 2015-GS1, Class XA (IO)
0.75%	11/10/48[4]	9,017,204	86,113
GS Mortgage Securities Trust,
Series 2016-GS2, Class XA (IO)
1.73%	05/10/49[4]	247,313	6,284
GS Mortgage Securities Trust,
Series 2016-GS4, Class XA (IO)
0.56%	11/10/49[4]	14,552,956	166,062
GSCG Trust,
Series 2019-600C, Class G
3.99%	09/06/34[1,4]	285,000	5,732
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C19, Class XA (IO)
0.47%	04/15/47[4]	2,425,836	630
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class XA (IO)
0.42%	07/15/48[4]	22,311,108	92,881
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C30, Class XNR (IO)
0.25%	07/15/48[1,4]	44,724,406	111,909
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C31, Class XA (IO)
0.80%	08/15/48[4]	5,933,609	49,779

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 58

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP5, Class XA (IO)
0.81%	03/15/50	[4]	$4,149,528	$71,899
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2, Class XA (IO)
1.48%	06/15/49	[4]	240,083	5,224
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX, Class XB (IO)
0.46%	06/15/45	[1,4]	52,057,999	958,487
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
0.90%	04/15/46	[4]	122,144	574
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-COR4, Class A3
3.76%	03/10/52		500,000	471,963
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-ACE, Class XA (IO)
0.34%	01/10/37	[1,4]	2,000,000	3,953
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-LOOP, Class XB (IO)
0.25%	12/05/38	[1,4]	2,010,000	12,517
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XAFX (IO)
1.88%	01/16/37	[1,4]	450,000	4,782
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2020-NNN, Class XBFX (IO)
0.57%	01/16/37	[1,4]	1,450,000	11,788
Last Mile Logistics Pan Euro Finance DAC,
Series 1A, Class F
(Ireland)
(3-Month Euribor plus 3.65%)
7.57%	08/17/33	[1,2,3]	490,928	503,520
Med Trust,
Series 2021-MDLN, Class G
(CME Term SOFR 1-Month plus 5.36%)
10.69%	11/15/38	[1,3]	417,994	418,419
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class XC (IO)
0.06%	08/15/45	[1,4]	24,069,383	100,219
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-CKSV, Class XA (IO)
1.01%	10/15/30	[1,4]	972,574	10,765
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C12, Class XC (IO)
2.34%	10/15/46	[1,4]	19,087,479	34,941
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C18, Class XA (IO)
0.56%	10/15/47	[4]	83,686	24
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
0.83%	03/15/48	[4]	3,032,943	10,407
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
0.99%	04/15/48	[4]	1,028,502	5,227

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.68%	05/15/48	[4]	$6,696,656	$40,829
Morgan Stanley Capital I Trust,
Series 2011-C2, Class XB (IO)
0.46%	06/15/44	[1,4]	10,808,573	37,912
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.32%	01/15/43	[1,4]	100,000	54,099
Natixis Commercial Mortgage Securities Trust,
Series 2019-FAME, Class D
4.40%	08/15/36	[1,4]	665,000	407,312
Natixis Commercial Mortgage Securities Trust,
Series 2019-FAME, Class E
4.40%	08/15/36	[1,4]	395,000	202,417
NRTH Mortgage Trust,
Series 2024-PARK, Class A
(CME Term SOFR 1-Month plus 1.64%)
6.94%	03/15/41	[1,3]	701,000	703,497
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2A
3.66%	01/05/43	[1,4]	400,000	291,971
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43	[1,4]	460,000	339,051
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.39%	01/05/43	[1,4]	925,000	536,904
SMRT,
Series 2022-MINI, Class F
(CME Term SOFR 1-Month plus 3.35%)
8.68%	01/15/39	[1,3]	570,000	544,192
SREIT Trust,
Series 2021-MFP2, Class C
(CME Term SOFR 1-Month plus 1.49%)
6.81%	11/15/36	[1,3]	1,060,000	1,052,325
Taurus UK DAC,
Series 2021-UK1A, Class D
(Ireland)
(SONIA plus 2.60%)
7.82%	05/17/31	[1,2,3]	471,537	586,112
TPGI Trust,
Series 2021-DGWD, Class E
(CME Term SOFR 1-Month plus 2.46%)
7.79%	06/15/26	[1,3]	1,056,000	1,054,713
UBS Commercial Mortgage Trust,
Series 2017-C4, Class XA (IO)
1.09%	10/15/50	[4]	8,088,616	237,411
WB Commercial Mortgage Trust,
Series 2024-HQ, Class B
6.63%	03/15/40	[1,4]	1,049,000	1,055,177
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
0.97%	08/15/50	[4]	6,141,213	4,585

See accompanying Notes to Financial Statements.

59 / Annual Report March 2024

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.01%	12/15/47	[4]	$1,244,424	$5,169
Wells Fargo Commercial Mortgage Trust,
Series 2015-C27, Class XA (IO)
0.81%	02/15/48	[4]	15,586,935	61,194
Wells Fargo Commercial Mortgage Trust,
Series 2015-C31, Class XA (IO)
0.95%	11/15/48	[4]	16,807,349	179,825
Wells Fargo Commercial Mortgage Trust,
Series 2015-LC20, Class XF (IO)
1.74%	04/15/50	[1,4]	415,000	8,157
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS3, Class XA (IO)
0.87%	09/15/57	[4]	9,074,592	88,497
Wells Fargo Commercial Mortgage Trust,
Series 2016-C34, Class XA (IO)
2.06%	06/15/49	[4]	5,880,366	150,128
Wells Fargo Commercial Mortgage Trust,
Series 2018-C47, Class AS
4.67%	09/15/61	[4]	1,100,000	1,062,153
Westfield Galleria at Roseville
8.40%	03/29/25	[5,6]	495,000	494,505
WF-RBS Commercial Mortgage Trust,
Series 2012-C10, Class XB (IO)
0.40%	12/15/45	[1,4]	46,428,757	1,811
WF-RBS Commercial Mortgage Trust,
Series 2014-C20, Class XA (IO)
0.78%	05/15/47	[4]	4,730,175	2,653
WF-RBS Commercial Mortgage Trust,
Series 2014-C22, Class XA (IO)
0.76%	09/15/57	[4]	1,648,372	1,221
WF-RBS Commercial Mortgage Trust,
Series 2014-C24, Class XA (IO)
0.83%	11/15/47	[4]	5,917,326	11,135

				22,411,654

Non-Agency Mortgage-Backed — 20.66%
Alternative Loan Trust,
Series 2004-30CB, Class 1A6
5.50%	02/25/35		943,927	881,763
Alternative Loan Trust,
Series 2005-10CB, Class 1A8
5.50%	05/25/35		1,484,738	1,216,142
Alternative Loan Trust,
Series 2005-46CB, Class A3
5.50%	10/25/35		242,113	174,486
Alternative Loan Trust,
Series 2005-46CB, Class A4
5.25%	10/25/35		182,950	129,271
Alternative Loan Trust,
Series 2005-46CB, Class A7
5.50%	10/25/35		516,089	371,935
Alternative Loan Trust,
Series 2005-55CB, Class 1A1
5.50%	11/25/35		186,847	124,562

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Alternative Loan Trust,
Series 2005-64CB, Class 2A1
6.00%	11/25/35		$2,988,508	$455,777
Alternative Loan Trust,
Series 2005-65CB, Class 2A4
5.50%	12/25/35		309,731	217,913
Alternative Loan Trust,
Series 2005-67CB, Class A1
5.50%	01/25/36		60,280	46,413
Alternative Loan Trust,
Series 2005-74T1, Class A5
6.00%	01/25/36		482,767	274,362
Alternative Loan Trust,
Series 2005-7CB, Class 2A2 (IO)
(-1.00 X CME Term SOFR 1-Month plus 4.94%, 5.05% Cap)
0.20%	03/01/38	[3,5,6]	1,304,773	43,858
Alternative Loan Trust,
Series 2005-86CB, Class A1
5.50%	02/25/36		524,713	324,388
Alternative Loan Trust,
Series 2005-86CB, Class A8
5.50%	02/25/36		239,869	148,292
Alternative Loan Trust,
Series 2006-19CB, Class A15
6.00%	08/25/36		117,463	67,924
Alternative Loan Trust,
Series 2006-19CB, Class A17
(CME Term SOFR 1-Month plus 0.51%)
5.84%	08/25/36	[3]	3,895,002	1,795,216
Alternative Loan Trust,
Series 2006-19CB, Class A18 (IO)
(-1.00 X CME Term SOFR 1-Month plus 5.49%, 5.60% Cap)
0.16%	08/25/36	[3,5,6]	3,759,972	342,271
Alternative Loan Trust,
Series 2006-32CB, Class A18
6.00%	11/25/36		132,818	79,051
Alternative Loan Trust,
Series 2006-34, Class A5
6.25%	11/25/46		1,254,330	613,792
Alternative Loan Trust,
Series 2006-J1, Class 1A11
5.50%	02/25/36		187,174	129,079
Alternative Loan Trust,
Series 2007-13, Class A1
6.00%	06/25/47		270,422	139,882
Alternative Loan Trust,
Series 2007-15CB, Class A6
5.75%	07/25/37		538,121	314,057
Alternative Loan Trust,
Series 2007-15CB, Class A7
6.00%	07/25/37		1,916,614	1,160,633
Alternative Loan Trust,
Series 2007-16CB, Class 1A7
6.00%	08/25/37		6,728	5,113

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 60

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Alternative Loan Trust,
Series 2007-18CB, Class 2A25
6.00%	08/25/37		$311,014	$191,791
Alternative Loan Trust,
Series 2007-22, Class 2A16
6.50%	09/25/37		237,879	91,558
Alternative Loan Trust,
Series 2007-5CB, Class 1A3
6.00%	04/25/37		175,186	95,408
Alternative Loan Trust,
Series 2007-5CB, Class 1A4
6.00%	04/25/37		516,831	281,498
American Home Mortgage Assets Trust,
Series 2006-6, Class XP (IO) (PO)
0.05%	12/25/46	[4,5,6]	20,730,521	137,197
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
5.79%	02/25/47	[3]	2,237,178	869,300
American Home Mortgage Assets Trust,
Series 2007-5, Class XP (IO) (PO)
0.07%	06/25/47	[4,5,6]	12,543	127
Banc of America Alternative Loan Trust,
Series 2006-5, Class CB8
(CME Term SOFR 1-Month plus 0.42%)
5.75%	06/25/46	[3]	1,654,366	1,312,040
Banc of America Alternative Loan Trust,
Series 2006-5, Class CB9 (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.58%, 6.69% Cap)
1.25%	06/25/46	[3,5,6]	1,654,376	129,319
Banc of America Funding Trust,
Series 2006-3, Class 5A3
5.50%	03/25/36		4,667	4,065
Banc of America Funding Trust,
Series 2006-7, Class T2A5 (STEP-reset date 05/25/24)
6.54%	10/25/36		677,172	574,355
Banc of America Funding Trust,
Series 2014-R5, Class 1A2
(TSFR6M plus 1.93%)
3.99%	09/26/45	[1,3]	1,100,496	793,313
Banc of America Funding Trust,
Series 2015-R4, Class 5A1
(CME Term SOFR 1-Month plus 0.26%)
5.59%	10/25/36	[1,3]	3,159	3,144
BCAP LLC Trust,
Series 2007-AA2, Class 2A12
5.50%	04/25/37		2,431,642	1,073,280
Bear Stearns ALT-A Trust,
Series 2005-7, Class 22A1
4.87%	09/25/35	[4]	132,721	78,734
Bear Stearns ARM Trust,
Series 2004-3, Class 2A
4.23%	07/25/34	[4]	5,423	5,095

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns ARM Trust,
Series 2005-10, Class A3
5.80%	10/25/35	[4]	$115,241	$109,564
Bombardier Capital Mortgage Securitization Corp.,
Series 1999-B, Class A2
6.98%	12/15/29	[4]	997,492	101,907
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A3
7.83%	06/15/30	[4]	1,658,345	169,287
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A4
8.29%	06/15/30	[4]	142,144	16,983
BRAVO Residential Funding Trust,
Series 2021-A, Class A1 (STEP-reset date 04/25/24)
4.99%	10/25/59	[1]	1,467,276	1,447,917
Cascade MH Asset Trust,
Series 2022-MH1, Class A (STEP-reset date 05/25/24)
4.25%	08/25/54	[1]	1,197,431	1,089,228
CHNGE Mortgage Trust,
Series 2023-1, Class M1
8.30%	03/25/58	[1,4]	580,000	595,355
CIM Trust,
Series 2021-NR2, Class A1 (STEP-reset date 05/25/24)
5.57%	07/25/59	[1]	330,152	327,107
CIM Trust,
Series 2021-NR4, Class A1 (STEP-reset date 05/25/24)
2.82%	10/25/61	[1]	815,424	791,574
CIM Trust,
Series 2021-R5, Class A1B
2.00%	08/25/61	[1,4]	681,000	444,144
CIM Trust,
Series 2022-NR1, Class A1 (STEP-reset date 05/25/24)
5.00%	07/25/62	[1]	298,855	290,928
CIM Trust,
Series 2023-NR1, Class A1 (STEP-reset date 05/25/24)
6.00%	06/25/62	[1]	1,531,257	1,510,221
CIT Mortgage Loan Trust,
Series 2007-1, Class 1M2
(CME Term SOFR 1-Month plus 1.86%)
7.19%	10/25/37	[1,3]	1,046,000	964,523
Citigroup Mortgage Loan Trust,
Series 2006-WF1, Class A2C (STEP-reset date 05/25/24)
4.57%	03/25/36		29,261	13,965
Citigroup Mortgage Loan Trust,
Series 2009-10, Class 2A2
7.00%	12/25/35	[1,4]	516,029	359,748
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class AF6A (STEP-reset date 05/25/24)
6.13%	08/25/35		1,541,673	1,381,137
CitiMortgage Alternative Loan Trust,
Series 2005-A1, Class 1A5
5.50%	07/25/35		1,501,622	1,353,074
CitiMortgage Alternative Loan Trust,
Series 2006-A1, Class 1A5
5.50%	04/25/36		242,880	217,687

See accompanying Notes to Financial Statements.

61 / Annual Report March 2024

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A1
6.00%	01/25/37		$101,371	$88,857
CitiMortgage Alternative Loan Trust,
Series 2007-A1, Class 1A5
6.00%	01/25/37		193,500	169,613
CitiMortgage Alternative Loan Trust,
Series 2007-A2, Class 1A13
5.75%	02/25/37		223,271	196,708
CitiMortgage Alternative Loan Trust,
Series 2007-A3, Class 1A7
5.75%	03/25/37		190,684	165,813
CitiMortgage Alternative Loan Trust,
Series 2007-A5, Class 1A1
6.00%	05/25/37		801,177	700,163
Conseco Finance Securitizations Corp.,
Series 2000-1, Class A5
8.06%	09/01/29	[4]	3,422,743	617,588
Conseco Finance Securitizations Corp.,
Series 2000-4, Class A5
7.97%	05/01/32		1,992,158	360,204
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-20, Class A1
6.50%	01/25/38		203,518	100,777
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-7, Class A9
5.50%	06/25/37		601,870	291,780
Credit Suisse Mortgage Capital Trust
Series 2022-RPL3, Class A1
3.78%	03/25/61	[1,4]	1,354,332	1,344,262
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL6, Class A1
3.40%	03/25/59	[1,4]	1,344,055	1,335,166
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A4
(CME Term SOFR 1-Month plus 0.43%)
5.76%	10/25/36	[3]	34,998	22,800
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-MH1, Class B1 (STEP-reset date 05/25/24)
6.75%	10/25/36	[1]	36,645	36,782
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF3 (STEP-reset date 05/25/24)
3.19%	01/25/37		966,352	287,576
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF6 (STEP-reset date 05/25/24)
3.19%	01/25/37		1,706,018	524,715
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 05/25/24)
3.57%	02/25/37		875,365	530,546
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 10A6
6.50%	08/25/36		1,085,988	547,180
CSMC Mortgage-Backed Trust,
Series 2006-7, Class 8A11
6.50%	08/25/36		404,675	173,765

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CSMC Mortgage-Backed Trust,
Series 2007-5, Class 1A9
6.59%	08/25/37	[4]	$724,308	$418,341
CSMC Trust,
Series 2020-RPL5, Class A1
4.68%	08/25/60	[1,4]	172,965	174,495
CSMC,
Series 2014-8R, Class 3A2
5.10%	02/27/36	[1,4]	990,461	779,585
Deutsche ALT-B Securities, Inc., Mortgage Loan Trust,
Series 2006-AB2, Class A2
4.79%	06/25/36	[4]	209,055	184,108
Deutsche Mortgage & Asset Receiving Corp.,
Series 2014-RS1, Class 1A2
6.50%	07/27/37	[1,4]	313,966	257,257
Fannie Mae Connecticut Avenue Securities,
Series 2019-R04, Class 2B1
(SOFR30A plus 5.36%)
10.68%	06/25/39	[1,3]	853,460	905,984
Fannie Mae Connecticut Avenue Securities,
Series 2019-R06, Class 2B1
(SOFR30A plus 3.86%)
9.18%	09/25/39	[1,3]	970,698	1,010,281
Fannie Mae Connecticut Avenue Securities,
Series 2019-R07, Class 1B1
(SOFR30A plus 3.51%)
8.83%	10/25/39	[1,3]	982,007	1,011,458
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(CME Term SOFR 1-Month plus 0.43%)
5.76%	10/25/36	[3]	359,949	231,538
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(CME Term SOFR 1-Month plus 0.55%)
5.88%	03/25/37	[3]	672,426	330,519
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA6, Class 2A3
6.25%	11/25/36		693,037	205,186
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA1, Class A4
6.25%	03/25/37		555,329	217,387
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA2, Class 1A4
5.75%	04/25/37		705,792	237,299
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA1, Class M2
(SOFR30A plus 2.25%)
7.57%	08/25/33	[1,3]	857,905	878,554
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA2, Class M2
(SOFR30A plus 2.05%)
7.37%	12/25/33	[1,3]	810,266	821,602
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M2
(SOFR30A plus 2.50%)
7.82%	01/25/42	[1,3]	1,000,000	1,020,939

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 62

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GSAA Home Equity Trust,
Series 2007-5, Class 1F3B
6.00%	05/25/37	[4]	$4,300,000	$261,018
GSAA Home Equity Trust,
Series 2007-5, Class 1F5B (STEP-reset date 05/25/24)
6.44%	05/25/37		1,987,261	132,816
GSAA Home Equity Trust,
Series 2007-5, Class 2A2A
(CME Term SOFR 1-Month plus 0.57%)
5.90%	04/25/47	[3]	785,457	361,805
GSAA Trust,
Series 2006-7, Class AF3 (STEP-reset date 05/25/24)
6.72%	03/25/46		2,856,648	1,086,414
GSAA Trust,
Series 2007-3, Class 2A1B
(CME Term SOFR 1-Month plus 0.31%)
5.64%	03/25/47	[3]	166,316	9,028
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
5.06%	09/25/35	[4]	3,198	2,982
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(CME Term SOFR 1-Month plus 0.79%)
6.12%	06/20/35	[3]	14,081	12,982
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2X (IO)
0.00%	06/20/35	[1,4,5,6]	1,032,580	162
HarborView Mortgage Loan Trust,
Series 2006-4, Class 1A1A
(CME Term SOFR 1-Month plus 0.47%)
5.80%	05/19/46	[3]	2,418,922	1,278,913
HarborView Mortgage Loan Trust,
Series 2006-5, Class X2 (IO)
0.07%	07/19/46	[4,5,6]	2,598,376	26
HSI Asset Loan Obligation Trust,
Series 2007-WF1, Class A5 (STEP-reset date 05/25/24)
4.49%	12/25/36		248,932	83,750
IndyMac Index Mortgage Loan Trust,
Series 2006-AR3, Class 2A1A
3.92%	03/25/36	[4]	74,874	53,488
JPMorgan Alternative Loan Trust,
Series 2006-S1, Class 3A4
6.18%	03/25/36	[4]	884,609	744,672
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH2, Class AF3 (STEP-reset date 05/25/24)
5.46%	09/25/29		448,525	272,333
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF4 (STEP-reset date 05/25/24)
6.08%	08/25/36		1,399,901	848,827
JPMorgan Mortgage Acquisition Trust,
Series 2006-CW2, Class AF5 (STEP-reset date 05/25/24)
6.34%	08/25/36		266,025	165,476
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A5 (STEP-reset date 05/25/24)
6.91%	07/25/36		1,650,649	448,222

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class AF6 (STEP-reset date 05/25/24)
4.55%	11/25/36		$2,298	$2,262
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF2 (STEP-reset date 05/25/24)
4.46%	01/25/37		392,465	203,307
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH2, Class AF3 (STEP-reset date 05/25/24)
4.46%	10/25/30		602,537	314,240
JPMorgan Mortgage Trust,
Series 2007-S1, Class 2A11
6.00%	03/25/37		356,526	144,492
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class M1
6.63%	04/15/40	[4]	488,268	489,826
Lehman Mortgage Trust,
Series 2006-1, Class 1A5
5.50%	02/25/36		131,733	64,062
Lehman Mortgage Trust,
Series 2006-7, Class 2A5 (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.44%, 6.55% Cap)
1.11%	11/25/36	[3,5,6]	182,721	17,579
Lehman Mortgage Trust,
Series 2006-9, Class 3A2 (IO)
(-1.00 X CME Term SOFR 1-Month plus 7.12%, 7.23% Cap)
1.79%	01/25/37	[3,5,6]	5,583,133	363,575
Lehman Mortgage Trust,
Series 2007-5, Class 10A2 (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.23%, 6.34% Cap)
0.90%	06/25/37	[3,5,6]	8,359,105	831,264
Lehman Mortgage Trust,
Series 2007-5, Class 7A3
7.50%	10/25/36		491,615	188,480
Lehman XS Trust,
Series 2005-1, Class 3A4 (STEP-reset date 05/25/24)
5.37%	07/25/35		31,728	31,728
Lehman XS Trust,
Series 2006-17, Class 1A3
(CME Term SOFR 1-Month plus 0.61%)
5.94%	08/25/46	[3]	182,962	158,849
Lehman XS Trust,
Series 2006-17, Class 1AIO (IO)
0.60%	08/25/46	[5,6]	7,368,951	146,261
MASTR Alternative Loan Trust,
Series 2005-2, Class 4A3
(CME Term SOFR 1-Month plus 0.51%)
5.50%	03/25/35	[3]	9,796	9,616
MASTR Asset-Backed Securities Trust,
Series 2006-NC2, Class A3
(CME Term SOFR 1-Month plus 0.33%)
5.66%	08/25/36	[3]	697,032	271,295
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A1, Class A3
(CME Term SOFR 1-Month plus 0.43%)
5.76%	01/25/37	[3]	639,916	202,888

See accompanying Notes to Financial Statements.

63 / Annual Report March 2024

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A3
(CME Term SOFR 1-Month plus 0.63%)
5.96%	04/25/37	[3]	$1,961,965	$211,373
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2B
(CME Term SOFR 1-Month plus 0.37%)
5.70%	06/25/37	[3]	222,009	213,238
Merrill Lynch Mortgage Investors Trust,
Series 2004-B, Class A1
(CME Term SOFR 1-Month plus 0.61%)
5.94%	05/25/29	[3]	3,920	3,801
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE6, Class A2B
(CME Term SOFR 1-Month plus 0.41%)
4.70%	11/25/37	[3]	763,066	236,190
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM2, Class A1A
(CME Term SOFR 1-Month plus 0.48%)
5.81%	05/25/37	[3]	3,477,251	943,281
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40		3,277	3,226
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40	[1]	30,016	29,488
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38		1,618	1,586
Morgan Stanley Mortgage Loan Trust,
Series 2007-13, Class 6A1
6.00%	10/25/37		174,001	95,328
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(CME Term SOFR 1-Month plus 0.36%)
5.69%	06/25/37	[3]	16,515	15,749
Oakwood Mortgage Investors, Inc.,
Series 1999-C, Class A2
7.48%	08/15/27		272,262	214,655
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-WCH1, Class M4
(CME Term SOFR 1-Month plus 1.36%)
6.69%	01/25/36	[3]	3,925	3,866
PRET LLC,
Series 2021-RN2, Class A1 (STEP-reset date 04/25/24)
1.74%	07/25/51	[1]	633,921	614,529
PRET LLC,
Series 2022-RN2, Class A1 (STEP-reset date 04/25/24)
5.00%	06/25/52	[1]	626,101	612,216
PRPM LLC,
Series 2021-11, Class A1 (STEP-reset date 04/25/24)
2.49%	11/25/26	[1]	294,690	289,515
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 04/25/24)
1.87%	04/25/26	[1]	622,909	610,049

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
PRPM LLC,
Series 2021-4, Class A1 (STEP-reset date 04/25/24)
1.87%	04/25/26	[1]	$1,879,600	$1,837,389
PRPM LLC,
Series 2021-9, Class A1 (STEP-reset date 04/25/24)
2.36%	10/25/26	[1]	939,662	917,900
PRPM LLC,
Series 2022-1, Class A1 (STEP-reset date 04/25/24)
3.72%	02/25/27	[1]	993,798	967,881
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 04/25/24)
5.56%	06/25/27	[1]	918,897	907,990
PRPM LLC,
Series 2022-4, Class A1 (STEP-reset date 04/25/24)
5.00%	08/25/27	[1]	238,241	233,286
PRPM, LLC,
Series 2021-10, Class A1 (STEP-reset date 04/25/24)
2.49%	10/25/26	[1]	354,584	349,455
PRPM, LLC,
Series 2021-8, Class A1
1.74%	09/25/26	[1,4]	539,761	520,236
Residential Accredit Loans Trust,
Series 2005-QS14, Class 3A3
6.00%	09/25/35		117,959	97,418
Residential Accredit Loans Trust,
Series 2005-QS16, Class A7
5.50%	11/25/35		375,118	313,745
Residential Accredit Loans Trust,
Series 2006-QS15, Class A3
6.50%	10/25/36		766,423	654,282
Residential Accredit Loans Trust,
Series 2006-QS18, Class 2A2 (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.44%, 6.55% Cap)
1.11%	12/25/36	[3,5,6]	3,977,577	397,341
Residential Accredit Loans Trust,
Series 2006-QS4, Class A2
6.00%	04/25/36		274,488	217,499
Residential Accredit Loans Trust,
Series 2006-QS4, Class A4
6.00%	04/25/36		340,031	269,434
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A15
6.00%	06/25/36		136,152	106,746
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A2
6.00%	06/25/36		534,854	419,337
Residential Accredit Loans Trust,
Series 2006-QS6, Class 1A4
6.00%	06/25/36		892,636	699,845
Residential Accredit Loans Trust,
Series 2007-QH9, Class X (IO) (PO)
0.71%	11/25/37	[4,5,6]	10,106,615	286,244
Residential Accredit Loans Trust,
Series 2007-QO2, Class A1
(CME Term SOFR 1-Month plus 0.26%)
5.59%	02/25/47	[3]	511,708	177,614

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 64

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2007-QS1, Class 1A4
6.00%	01/25/37	$432,241	$330,833
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2A1 (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.53%, 6.64% Cap)
1.20%	01/25/37[3,5,6]	6,057,046	559,962
Residential Accredit Loans Trust,
Series 2007-QS3, Class A1
6.50%	02/25/37	405,929	317,447
Residential Accredit Loans Trust,
Series 2007-QS7, Class 1A1
6.00%	05/25/37	45,487	34,593
Residential Asset Mortgage Products Trust,
Series 2006-EFC2, Class A4
(CME Term SOFR 1-Month plus 0.55%)
5.88%	12/25/36[3]	26,418	25,871
Residential Asset Securitization Trust,
Series 2003-A15, Class 1A3 (IO)
(-1.00 X CME Term SOFR 1-Month plus 7.44%, 7.55% Cap)
2.11%	02/25/34[3,5,6]	383,419	27,260
Residential Asset Securitization Trust,
Series 2005-A8CB, Class A9
5.38%	07/25/35	230,189	132,564
Residential Asset Securitization Trust,
Series 2006-A12, Class A1
6.25%	11/25/36	502,765	185,398
Residential Asset Securitization Trust,
Series 2006-A15, Class A2
6.25%	01/25/37	506,394	180,776
Residential Asset Securitization Trust,
Series 2006-A16, Class 1A3
6.00%	02/25/37	331,293	133,249
Residential Asset Securitization Trust,
Series 2006-A5CB, Class A4
6.00%	06/25/36	208,339	81,847
Residential Asset Securitization Trust,
Series 2007-A1, Class A1
6.00%	03/25/37	325,319	106,589
Residential Asset Securitization Trust,
Series 2007-A3, Class 1A4
5.75%	04/25/37	472,279	217,437
Residential Asset Securitization Trust,
Series 2007-A6, Class 1A3
6.00%	06/25/37	141,261	77,454
Residential Funding Mortgage Securities Trust,
Series 2006-S10, Class 1A1
6.00%	10/25/36	672,926	505,707
Residential Funding Mortgage Securities Trust,
Series 2006-S3, Class A7
5.50%	03/25/36	435,156	349,186
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A10
6.00%	07/25/36	213,027	182,725

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities Trust,
Series 2006-S6, Class A14
6.00%	07/25/36		$68,307	$56,937
Residential Funding Mortgage Securities Trust,
Series 2007-S8, Class 1A1
6.00%	09/25/37		137,417	91,578
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 05/25/24)
2.84%	01/25/36		243,481	197,619
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(CME Term SOFR 1-Month plus 0.41%)
5.74%	12/25/36	[3]	868,051	420,260
Soundview Home Loan Trust,
Series 2007-OPT2, Class 2A4
(CME Term SOFR 1-Month plus 0.36%)
5.69%	07/25/37	[3]	253,904	193,276
Soundview Home Loan Trust,
Series 2007-OPT4, Class 1A1
(CME Term SOFR 1-Month plus 1.11%)
6.44%	09/25/37	[3]	378,244	260,104
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A1
7.02%	02/25/34	[4]	839	799
Structured Asset Mortgage Investments II Trust,
Series 2006-AR2, Class A1
(CME Term SOFR 1-Month plus 0.57%)
5.90%	02/25/36	[3]	9,009	8,009
VOLT CIII LLC,
Series 2021-CF1, Class A1 (STEP-reset date 04/25/24)
1.99%	08/25/51	[1]	651,031	629,013
VOLT XCII LLC,
Series 2021-NPL1, Class A1 (STEP-reset date 04/25/24)
4.89%	02/27/51	[1]	696,552	680,978
VOLT XCVI LLC,
Series 2021-NPL5, Class A2 (STEP-reset date 04/25/24)
4.83%	03/27/51	[1]	937,496	847,603
WaMu Mortgage Pass-Through Certificates,
Series 2006-2, Class 1A6
6.00%	03/25/36		20,125	18,686
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class X3 (IO)
1.15%	05/25/46	[5,6]	6,129,047	287,518
Wells Fargo Alternative Loan Trust,
Series 2007-PA2, Class 1A1
6.00%	06/25/37		168,988	146,501
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		296,528	253,232
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A3
6.37%	10/25/36	[4]	28,609	26,890
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 2A1
6.18%	04/25/36	[4]	6,073	5,766

See accompanying Notes to Financial Statements.

65 / Annual Report March 2024

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust,
Series 2007-7, Class A1
6.00%	06/25/37		$1,570,697	$1,400,245

				73,707,863

U.S. Agency Commercial Mortgage-Backed — 0.67%
Fannie Mae Pool 462209
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 2.18%)
6.94%	04/01/36	[3]	44,842	44,339
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
3.05%	07/25/39	[4]	244,933	3,593
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.04%	04/25/36	[4]	64,139	570
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.68%	01/25/39	[4]	496,268	2,690
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K037, Class X3 (IO)
5.02%	01/25/42	[4]	42,941	2
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K043, Class X1 (IO)
0.50%	12/25/24	[4]	22,346,371	58,173
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K044, Class X3 (IO)
1.50%	01/25/43	[4]	4,900,000	52,881
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K045, Class X1 (IO)
0.41%	01/25/25	[4]	26,140,397	57,185
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K049, Class X1 (IO)
0.54%	07/25/25	[4]	12,041,139	66,401
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K049, Class X3 (IO)
1.55%	10/25/43	[4]	2,925,000	54,667
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K050, Class X1 (IO)
0.29%	08/25/25	[4]	21,124,650	68,938
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K056, Class X3 (IO)
2.12%	06/25/44	[4]	6,243,936	262,395
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K062, Class X3 (IO)
2.08%	01/25/45	[4]	3,000,000	155,144

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K106, Class X1 (IO)
1.32%	01/25/30	[4]	$9,236,427	$586,870
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K732, Class X3 (IO)
2.17%	05/25/46	[4]	4,850,000	123,944
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K735, Class X3 (IO)
2.15%	05/25/47	[4]	3,160,000	133,100
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series K736, Class X3 (IO)
2.01%	09/25/47	[4]	2,495,000	98,806
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KC05, Class X1 (IO)
1.23%	06/25/27	[4]	637,982	13,145
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KLU1, Class X3 (IO)
4.11%	01/25/31	[4]	253,606	23,334
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q013, Class XPT1 (IO)
1.66%	05/25/25	[4]	3,078,013	40,530
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q013, Class XPT2 (IO)
1.81%	05/25/27	[4]	3,606,785	95,245
Ginnie Mae,
Series 2009-111, Class IO (IO)
0.19%	09/16/51	[4]	880,507	28,502
Ginnie Mae,
Series 2010-159, Class D
4.56%	09/16/44	[4]	100,366	98,933
Ginnie Mae,
Series 2011-119, Class IO (IO)
0.18%	08/16/51	[4]	1,102,322	1,787
Ginnie Mae,
Series 2011-86, Class C
3.64%	09/16/51	[4]	203,917	193,838
Ginnie Mae,
Series 2012-123, Class IO (IO)
0.62%	12/16/51	[4]	1,461,733	17,421
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.34%	01/16/53	[4]	256,784	2,412
Ginnie Mae,
Series 2013-33, Class IO (IO)
0.21%	04/16/54	[4]	335,357	769

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 66

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2014-126, Class IO (IO)
0.71%	02/16/55	[4]	$4,704,484	$104,878

				2,390,492

U.S. Agency Mortgage-Backed — 22.07%
Fannie Mae Pool BV8515
3.00%	05/01/52		2,400,414	2,069,347
Fannie Mae Pool FS6943
3.00%	06/01/52		3,894,149	3,354,810
Fannie Mae REMICS,
Series 2005-56, Class SP
(-6.00 X SOFR30A plus 41.61%, 6.00% Cap)
6.00%	08/25/33	[3]	1,477	1,467
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X SOFR30A plus 5.89%, 6.00% Cap)
0.57%	11/25/41	[3]	53,786	4,095
Fannie Mae REMICS,
Series 2012-139, Class AI (IO)
3.00%	12/25/27		109,589	4,034
Freddie Mac Pool SD8199
2.00%	03/01/52		6,262,069	4,959,096
Freddie Mac Pool SD8245
4.50%	09/01/52		2,759,104	2,628,378
Freddie Mac Pool SD8275
4.50%	12/01/52		2,031,085	1,935,442
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36		198,873	39,276
Ginnie Mae (TBA)
4.50%	04/20/54		4,725,000	4,541,298
5.00%	04/20/54		4,050,000	3,981,050
5.50%	05/20/54		2,575,000	2,571,777
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.49%, 6.60% Cap)
1.16%	10/20/33	[3]	231,442	14,863
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48		24,305	21,719
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48		2,423	2,244
Ginnie Mae,
Series 2023-111, Class FN
(SOFR30A plus 1.20%)
6.52%	08/20/53	[3]	2,050,060	2,061,706
UMBS (TBA)
2.00%	04/01/54		7,825,000	6,198,059
2.50%	04/01/54		12,650,000	10,466,117
3.00%	04/01/54		5,200,000	4,477,360
4.00%	04/01/54		14,275,000	13,223,333
4.50%	04/01/54		7,325,000	6,977,349
5.00%	04/01/54		6,425,000	6,269,640

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
5.50%	04/01/54	$2,925,000	$2,910,778

			78,713,238

Total Mortgage-Backed
(Cost $209,600,307)			177,223,247

MUNICIPAL BONDS — 0.20%*

California — 0.03%
Los Angeles Department of Airports Revenue Bonds, Port, Airport and Marina Improvements, Series A
3.89%	05/15/38	100,000	91,047

Florida — 0.02%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.61%	10/01/32	100,000	84,648

New York — 0.12%
City of New York General Obligation Bonds, Public Improvements, Series F
3.62%	04/01/31	155,000	145,578
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries B3
1.85%	08/01/32	75,000	60,144
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series F
2.00%	03/15/33	100,000	80,615
New York State Urban Development Corp. Revenue Bonds, Transit Improvements, Series B
2.54%	03/15/34	175,000	146,132

			432,469

Ohio — 0.03%
Ohio, Taxable Revenue Bonds, Advanced Refunding, Cleveland Clinic
2.89%	01/01/32	100,000	88,067

Total Municipal Bonds
(Cost $824,709)			696,231

U.S. TREASURY SECURITIES — 6.12%

U.S. Treasury Bonds — 0.03%
U.S. Treasury Bonds (WI)
4.25%	02/15/54	105,000	103,310

U.S. Treasury Notes — 6.09%
U.S. Treasury Notes
4.25%	03/15/27	11,900,000	11,847,473
4.50%	03/31/26	3,540,000	3,531,978
U.S. Treasury Notes (WI)
4.00%	02/15/34	310,000	304,987

See accompanying Notes to Financial Statements.

67 / Annual Report March 2024

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
4.25%	03/31/29	$6,075,000	$6,050,850

			21,735,288

Total U.S. Treasury Securities
(Cost $21,875,252)			21,838,598

Total Bonds — 99.98%
(Cost $391,798,193)			356,675,289

Issues		Shares	Value

COMMON STOCK — 0.15%

Communications — 0.08%
Intelsat Emergence SA2,5,6,9
(Luxembourg)		11,053	297,049

Finance — 0.07%
AGNC Investment Corp.		25,500	252,450

Specialized REITs — 0.00%
Aoyuan New Shares[2,9]
(Cayman Islands)		30,741	621
China Aoyuan Group Ltd.[2,9]
(Cayman Islands)		12,296	248

			869

Total Common Stock
(Cost $683,385)			550,368

WARRANT — 0.00%

Entertainment — 0.00%
Cineworld Group PLC[2,5,6,9]
(United Kingdom)		152,713	—

Total Warrant
(Cost $–)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 22.86%

Money Market Funds — 10.16%
Dreyfus Government Cash Management Fund
5.20%[21]		15,526,000	15,526,000
Fidelity Investments Money Market Funds - Government Portfolio
5.21%[21]		95,686	95,686
JPMorgan U.S. Government Money Market Fund
5.16%[21]		3,212,000	3,212,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.22%[21]		17,407,000	17,407,000

			36,240,686

U.S. Treasury Bills — 12.70%
U.S. Treasury Bills (WI)
5.29%[22]	07/09/24	10,000,000	9,853,048
5.30%[22]	05/16/24	14,000,000	13,902,560

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills (continued)
5.37%[22]	04/18/24	$10,000,000	$9,975,167
5.46%[22]	04/04/24	11,592,500	11,582,359

			45,313,134

Total Short-Term Investments
(Cost $81,569,758)			81,553,820

Total Investments - 122.99%
(Cost $474,051,336)			438,779,477

Liabilities in Excess of Other Assets - (22.99)%			(82,024,008)

Net Assets - 100.00%			$356,755,469

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Foreign denominated security issued by foreign domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2024.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $5,003,395, which is 1.40% of total net assets.
[7]	Perpetual security with no stated maturity date.
[8]	Payment-in-kind (“PIK”) security.
[9]	Non-income producing security.
[10]	Security is currently in default with regard to scheduled interest or principal payments.
[11]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2024.
[12]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer -7.50% cash or 8.50% payment-in-kind interest.
[13]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer -8.00% cash or 9.00% payment-in-kind interest.
[14]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer -8.80% cash or 9.80% payment-in-kind interest.
[15]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer -5.00% cash or 6.00% payment-in-kind interest.
[16]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer -5.25% cash or 6.25% payment-in-kind interest.
[17]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer -5.50% cash or 6.50% payment-in-kind interest.
[18]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer -5.75% cash or 6.75% payment-in-kind interest.
[19]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer -6.00% cash or 7.00% payment-in-kind interest.
[20]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer -6.25% cash or 7.25% payment-in-kind interest.
[21]	Represents the current yield as of March 31, 2024.
[22]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 68

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2024

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(TSFR): Term Secured overnight financing rate

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 8,116,160	EUR 7,380,000	Citibank N.A.	04/12/24	$141,121
USD 542,618	EUR 501,000	Bank of America N.A.	04/12/24	1,223
USD 169,800	EUR 154,000	Citibank N.A.	04/12/24	3,383
USD 11,942	EUR 11,000	Goldman Sachs International	04/12/24	55
USD 1,236,875	GBP 969,000	Citibank N.A.	04/12/24	12,688

				158,470

EUR 531,000	USD 577,755	Bank of America N.A.	04/12/24	(3,941)
EUR 1,808,000	USD 1,964,926	Citibank N.A.	04/12/24	(11,149)
EUR 174,000	USD 189,036	The Bank of New York Mellon	04/12/24	(1,007)

				(16,097)

NET UNREALIZED APPRECIATION				$142,373

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	1,292	06/28/24	$138,264,194	$125,829	$125,829
U.S. Treasury Two-Year Note	171	06/28/24	34,966,828	(25,635)	(25,635)

			173,231,022	100,194	100,194

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	276	06/18/24	(31,632,189)	(197,832)	(197,832)
U.S. Treasury Ultra Bond	91	06/18/24	(11,739,000)	(104,682)	(104,682)
Euro-Bobl Future	16	06/06/24	(2,043,360)	(8,692)	(8,692)
Euro-Bund Future	12	06/06/24	(1,728,605)	(12,068)	(12,068)
Long Gilt Future	4	06/26/24	(504,997)	(12,941)	(12,941)
Euro-Buxl 30 Year	3	06/06/24	(439,992)	(8,881)	(8,881)
Euro-Schatz Future	3	06/06/24	(342,468)	(64)	(64)

			(48,430,611)	(345,160)	(345,160)

TOTAL FUTURES CONTRACTS			$124,800,411	$(244,966)	$(244,966)

See accompanying Notes to Financial Statements.

69 / Annual Report March 2024

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BONDS – 95.13%

ASSET-BACKED SECURITIES — 0.97%**
AMMC CLO 18 Ltd.,
Series 2016-18A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.19%	05/26/31[1,2,3]	$915,000	$915,911
AMMC CLO 30 Ltd.,
Series 2024-30A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.68%)
6.97%	01/15/37[1,2,3]	750,000	753,337
CIFC Funding Ltd.,
Series 2022-2A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.32%)
6.63%	04/19/35[1,2,3]	500,000	500,362
Elmwood CLO 15 Ltd.,
Series 2022-2A, Class A1
(United Kingdom)
(CME Term SOFR 3-Month plus 1.34%)
6.66%	04/22/35[1,2,3]	250,000	250,148
Golub Capital Partners CLO 69M,
Series 2023-69A, Class B1
(CME Term SOFR 3-Month plus 3.25%)
8.66%	11/09/36[1,3]	500,000	505,470

Total Asset-Backed Securities
(Cost $2,885,172)			2,925,228

BANK LOANS — 91.58%*
Automotive — 0.77%
Clarios Global LP,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.00%)
8.33%	05/06/30[2,3]	1,000,000	1,003,750
First Brands Group LLC,
Term Loan B, 1st Lien
(SOFR plus 5.26%)
10.57%	03/30/27[3]	1,332,525	1,336,190

			2,339,940

Communications — 5.21%
Altice Financing SA,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 5.00%)
9.56%	10/28/27[2,3]	1,430,090	1,347,417
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.30%	12/17/27[3]	1,088,539	1,083,581
Ciena Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
7.33%	10/24/30[3]	1,240,641	1,244,908
Consolidated Communications, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 3.61%)
8.94%	10/02/27[3]	750,000	713,723

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
CSC Holdings LLC,
Term Loan B5, 1st Lien
(SOFR plus 2.50%)
7.94%	04/15/27[3]	$1,670,675	$1,514,943
Cyxtera DC Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
5.07%	05/01/24[3]	350,844	18,011
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.62%	10/08/27[3]	723,250	722,573
GoTo Group, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.85%)
10.17%	04/28/28[3]	168,066	129,495
10.17%	04/30/28[3]	121,703	116,353
NEP Group, Inc.,
Term Loan
(SOFR plus 4.11%)
10.94%	08/19/26[3]	502,610	481,249
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.69%	08/19/26[3,4]	986,228	942,775
NEP/NCP Holdco, Inc.,
Term Loan, 2nd Lien
(SOFR plus 7.11%)
12.44%	10/19/26[3]	440,000	359,058
New Insight Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.76%)
11.07%	12/20/24[3]	1,620,678	977,982
Numericable U.S. LLC,
Term Loan B14, 1st Lien
(SOFR plus 5.50%)
10.81%	08/16/28[3]	1,488,750	1,191,469
Planet U.S. Buyer LLC,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.81%	02/07/31[3]	368,421	370,057
Radiate Holdco LLC,
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.69%	09/25/26[3]	246,843	207,348
Red Ventures LLC,
Term Loan B4, 1st Lien
(SOFR plus 3.00%)
8.33%	03/03/30[3]	491,259	489,768
United Talent Agency LLC,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
9.44%	07/07/28[3]	987,342	990,427
Virgin Media Bristol LLC,
Term Loan Y, 1st Lien
(SOFR plus 3.35%)
8.79%	03/31/31[3]	1,200,000	1,183,830

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 70

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Communications (continued)
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.44%	03/09/27[3]	$1,385,276	$1,219,438
(SOFR plus 4.33%)
9.66%	03/09/27[3]	490,000	440,760

			15,745,165

Consumer Discretionary — 3.98%
Arterra Wines Canada, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 3.76%)
9.07%	11/24/27[3]	518,799	482,319
BRE/Everbright M6 Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 5.10%)
10.42%	09/09/26[3]	1,000,000	1,000,420
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28[3]	1,967,332	1,544,887
Crocs, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.25%)
7.55% - 7.58%	02/20/29[3]	451,740	453,355
Hanesbrands, Inc.,
Term Loan A, 1st Lien
(SOFR plus 2.60%)
7.93%	11/19/26[3]	973,684	960,296
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.66%	01/24/29[2,3]	491,250	460,714
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.00%	01/24/30[3]	2,100,000	1,721,338
Osmosis Buyer Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.07%	07/31/28[3]	1,866,920	1,872,372
(SOFR plus 4.25%)
9.57% - 9.58%	07/31/28[3,5]	358,957	361,014
Pegasus Bidco BV,
Term Loan B, 1st Lien (Netherlands)
(SOFR plus 3.75%)
9.06%	07/12/29[2,3]	1,360,645	1,362,918
Tecta America Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.69%	04/10/28[3]	859,697	862,989
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.51%)
8.23%	03/31/28[3]	959,418	950,548

			12,033,170

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Electric — 1.65%
Calpine Construction Finance Co. LP,
Term Loan B, 1st Lien
(SOFR plus 2.25%)
7.58%	07/31/30[3]	$646,750	$646,792
Calpine Corp.,
Term Loan B10, 1st Lien
(SOFR plus 2.00%)
7.33%	01/31/31[3]	185,504	184,585
Term Loan B5, 1st Lien
(SOFR plus 2.00%)
7.33%	12/16/27[3]	714,286	714,429
CommScope, Inc.,
Term Loan B2, 1st Lien (France)
(SOFR plus 3.36%)
8.69%	04/06/26[2,3]	427,859	389,352
Edgewater Generation LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	12/13/25[3]	734,433	733,097
Generation Bridge Northeast LLC,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.83%	08/22/29[3]	524,983	525,967
Hamilton Projects Acquiror LLC,
Term Loan B, 1st Lien
(SOFR plus 4.61%)
9.94%	06/17/27[3]	430,080	432,063
Lackawanna Energy Center LLC,
Term Loan B2, 1st Lien
(SOFR plus 5.00%)
10.33%	08/06/29[3]	704,177	701,536
Term Loan C, 1st Lien
(SOFR plus 5.00%)
10.33%	07/20/29[3]	153,102	152,528
Talen Energy Supply, LLC,
Term Loan TLB, 1st Lien
(SOFR plus 4.50%)
9.83%	05/17/30[3]	274,119	275,466
Term Loan TLC, 1st Lien
(SOFR plus 4.50%)
9.83%	05/17/30[3]	223,810	224,910

			4,980,725

Energy — 1.70%
Apro LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	11/14/26[3]	1,057,831	1,061,269
Bip Pipeco Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.58%	12/05/30[3]	580,000	581,633
ChampionX Corp.,
Term Loan B2, 1st Lien
(SOFR plus 2.85%)
8.18%	06/07/29[3]	497,500	500,423

See accompanying Notes to Financial Statements.

71 / Annual Report March 2024

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Energy (continued)
ITT Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.68%	10/05/30[3]	$1,310,488	$1,313,928
NGL Energy Operating LLC,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.83%	02/03/31[3]	750,000	752,812
Parkway Generation LLC,
Term Loan B, 1st Lien
(SOFR plus 5.01%)
10.32%	02/18/29[3]	472,145	471,673
Term Loan C, 1st Lien
(SOFR plus 5.01%)
10.32%	02/18/29[3]	62,722	62,659
TMS International Corp.,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 4.25%)
9.58% - 9.59%	03/02/30[2,3]	397,000	399,731

			5,144,128

Entertainment — 2.31%
Banijay Group U.S. Holding, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.57%	03/01/28[3]	678,727	680,777
Formula One Management Ltd.,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 2.25%)
7.56%	01/15/30[2,3]	2,211,392	2,216,367
NAI Entertainment Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 5.50%)
10.83%	05/08/25[3,6]	713	710
SMG US Midco 2, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.76%)
8.07%	01/23/25[3]	974,561	975,428
WildBrain Ltd.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
9.58%	03/24/28[3]	1,455,000	1,411,648
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.19%	05/16/25[3]	1,696,817	1,697,725

			6,982,655

Finance — 2.84%
Auris Lux III SA,
Term Loan B2, 1st Lien (Luxembourg)
(SOFR plus 3.75%)
9.62%	02/27/26[2,3]	1,187,509	1,191,594

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Finance (continued)
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B6, 1st Lien
(SOFR plus 2.00%)
7.33%	06/22/28[3]	$997,500	$998,906
Blackhawk Network Holdings, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 5.00%)
10.33%	02/27/29[3]	750,000	752,153
Cushman & Wakefield U.S. Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.15%	01/31/30[3]	422,232	421,573
DCG Acquisition Corp.,
Term Loan, 1st Lien
(SOFR plus 4.60%)
9.93%	09/30/26[3]	1,030,670	1,032,927
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.06%	04/09/27[3]	973,299	969,717
Term Loan B, 2nd Lien
(SOFR plus 7.01%)
8.65%	04/07/28[3]	250,000	250,469
Finco I LLC,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.31%	06/27/29[3]	516,100	517,659
Guardian U.S. Holdco,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.81%	01/31/30[3]	389,083	390,590
Guggenheim Partners Investment Management Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.55%	12/12/29[3]	740,625	744,484
Jane Street Group LLC,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.94%	01/26/28[3]	946,340	947,878
WEC U.S. Holdings Ltd.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
8.08%	01/27/31[3]	355,263	355,263

			8,573,213

Food — 3.34%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	10/01/25[3]	487,016	479,643
(SOFR plus 4.86%)
10.19%	10/01/25[3]	487,500	480,594
Term Loan, 2nd Lien
(SOFR plus 7.86%)
13.19%	10/01/26[3]	870,000	796,050

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 72

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Food (continued)
Aramark Services, Inc.,
Term Loan B7, 1st Lien
(SOFR plus 2.00%)
7.33%	04/06/28[3]	$1,000,000	$1,001,565
Chobani LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.42%	10/25/27[3]	716,396	719,082
Dessert Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.11%)
9.44%	06/09/28[3]	852,276	798,480
Fiesta Purchaser, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.33%	02/12/31[3]	845,610	848,016
Froneri U.S., Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.68%	01/29/27[3]	639,132	640,196
H-Food Holdings LLC,
Term Loan, 1st Lien
(SOFR plus 3.95%)
9.29%	05/23/25[3]	245,443	179,635
Matterhorn Merger Sub LLC,
Term Loan B2, 1st Lien
(SOFR plus 4.26%)
9.60%	05/23/25[3]	1,446,974	1,059,011
Sigma Holdco BV,
Term Loan B7, 1st Lien
(SOFR plus 4.91%)
10.31%	01/02/28[3]	515,037	513,348
Simply Good Foods USA, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.60%)
7.93%	03/17/27[3]	171,429	171,697
Snacking Investments Bidco,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.33%	12/18/26[3]	1,212,824	1,216,105
Solina Group Services,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.07%	02/28/29[3]	477,273	478,767
Utz Quality Foods LLC,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.92%	01/20/28[3]	696,896	699,011

			10,081,200

Gaming — 3.02%
Bally’s Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.51%)
8.83%	10/02/28[3]	240,675	226,585

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Gaming (continued)
Caesars Entertainment, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.15%	02/06/30[3]	$445,500	$447,326
Term Loan B1, 1st Lien
(SOFR plus 2.75%)
8.04%	02/06/31[3]	520,000	521,056
Entain PLC,
Term Loan B2, 1st Lien
(SOFR plus 3.60%)
8.91%	10/31/29[3]	395,003	397,101
Flutter Entertainment PLC,
Term Loan B, 1st Lien (Ireland)
(SOFR plus 2.25%)
7.56%	11/25/30[2,3]	1,267,170	1,269,996
GVC Holdings Gibraltar Ltd.,
Term Loan B4, 1st Lien
(SOFR plus 2.60%)
7.91%	03/29/27[3]	1,701,875	1,706,308
J&J Ventures Gaming LLC,
Delayed-Draw Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.69%	04/26/28[3]	500,000	496,250
Ontario Gaming Gta Ltd. Partnership,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.25%)
9.57%	08/01/30[2,3]	1,018,003	1,022,731
PCI Gaming Authority,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.94%	05/29/26[3]	1,250,000	1,254,050
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
7.66%	05/03/29[3]	982,500	984,652
Scientific Games International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
8.08%	04/14/29[3]	783,559	786,223

			9,112,278

Health Care — 13.43%
Accent Care,
Term Loan
(SOFR plus 5.50%)
10.69%	06/20/28[3]	616,653	626,288
ADMI Corp.,
Term Loan B1, 1st Lien
(SOFR plus 5.75%)
11.08%	12/23/27[3]	748,125	749,763
Bausch + Lomb Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.35%)
8.68%	05/10/27[2,3]	1,256,276	1,244,655

See accompanying Notes to Financial Statements.

73 / Annual Report March 2024

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Term Loan, 1st Lien (Canada)
(SOFR plus 4.00%)
9.33%	09/29/28[2,3]	$497,500	$498,125
Bella Holding Co. LLC,
Term Loan, 1st Lien
(SOFR plus 3.85%)
9.18%	05/10/28[3]	477,551	477,417
Carestream Dental Equipment, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.56%	09/01/24[3]	250,000	218,334
Carestream Dental, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
9.94%	09/01/24[3]	1,564,013	1,365,250
Catalent Pharma Solutions, Inc.,
Term Loan B3, 1st Lien
(SOFR plus 2.11%)
7.44%	02/22/28[3]	991,062	991,681
Term Loan B4, 1st Lien
(SOFR plus 3.00%)
8.33%	02/22/28[3]	1,037,499	1,041,390
Certara Holdco, Inc.,
Term Loan B, 1st Lien (France)
(SOFR plus 3.76%)
9.10%	08/15/26[2,3]	1,945,000	1,949,862
Charlotte Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.25%)
10.57%	02/11/28[3]	1,567,064	1,574,101
Curia Global, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.16%	08/30/26[3]	1,102,577	1,053,132
Curium Bidco SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 4.50%)
9.81%	07/31/29[2,3]	994,987	1,001,206
CVET Midco 2 LP,
Term Loan, 1st Lien
(SOFR plus 5.00%)
10.31%	10/13/29[3]	542,639	543,958
eResearchTechnology, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.61%)
9.94%	02/04/27[3]	1,478,134	1,484,269
Financiere Mendel,
Term Loan B, 1st Lien (France)
(SOFR plus 4.25%)
9.56%	11/12/30[2,3]	530,121	531,976
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
7.40%	12/30/26[3]	496,124	497,007

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.15%)
7.46%	11/15/27[3]	$498,698	$483,954
Heartland Dental LLC,
Term Loan B, 1st Lien
(SOFR plus 5.00%)
10.33%	04/28/28[3]	976,811	980,049
Inception Finco SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 4.50%)
9.82%	03/17/31[2,3]	333,333	333,542
IVC Acquisition Ltd.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 5.50%)
10.81%	12/12/28[2,3]	1,072,313	1,076,334
Jazz Financing Lux SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 3.11%)
8.44%	05/05/28[2,3]	1,800,746	1,812,000
National Seating & Mobility,
Term Loan, 1st Lien
(SOFR plus 5.35%)
10.66%	11/16/26[3]	1,431,005	1,423,406
NMN Holdings III Corp.,
Term Loan, 1st Lien
(SOFR plus 3.61%)
8.94%	11/13/25[3]	1,382,287	1,362,707
Option Care Health, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
8.19%	10/27/28[3]	1,955,000	1,963,308
Organon & Co.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.75%	06/02/28[3]	1,301,675	1,307,917
Pacific Dental Services LLC,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.57%	03/17/31[3]	975,000	976,423
Parexel International, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.36%)
8.69%	11/15/28[3]	1,956,297	1,962,968
Peraton Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	02/01/28[3]	1,139,304	1,140,466
Perrigo Investments LLC,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.15%	04/20/29[3]	1,471,266	1,468,816
Pluto Acquisition I, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.32%	09/20/28[3]	1,225,653	1,078,575

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 74

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Prestige Brands, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 2.11%)
7.44%	07/03/28[3]	$536,932	$540,288
Resonetics LLC,
Term Loan, 1st Lien
(SOFR plus 4.26%)
9.60%	04/28/28[3]	1,707,472	1,713,568
RXB Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.61%)
9.94%	12/20/27[3]	496,173	498,654
(SOFR plus 5.25%)
10.58%	12/20/27[3]	701,068	702,821
Sharp Services LLC,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.41%	12/31/28[3]	974,446	975,060
(SOFR plus 4.50%)
9.81%	12/31/28[3]	250,000	250,470
Star Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	09/27/30[3]	1,514,644	1,507,169
Surgery Center Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.50%)
8.83%	12/19/30[3]	500,000	502,952
U.S. Renal Care, Inc.,
Term Loan, 1st Lien
(SOFR plus 5.11%)
10.44%	06/20/28[3]	183,389	159,854
Vizient, Inc.,
Term Loan B7, 1st Lien
(SOFR plus 2.35%)
7.68%	05/16/29[3]	494,962	497,561

			40,567,276

Industrial REITs — 0.56%
Avison Second Out,
Term Loan
(SOFR plus 8.26%)
13.58%	03/12/29[3]	465,771	372,617
Avison Third Out,
Term Loan
(SOFR plus 8.26%)
13.58%	03/12/29[3]	156,390	93,443
Avison Young USA, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
4.75%	05/17/28[3]	1,242,139	1,229,332

			1,695,392

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Industrials — 14.27%
Alliance Laundry Systems, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.60%)
8.93%	10/08/27[3]	$1,317,834	$1,323,685
Arcline FM Holdings LLC,
Term Loan, 1st Lien
(SOFR plus 4.75%)
10.33%	06/23/28[3]	748,082	749,485
Artera Services LLC,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.81%	02/15/31[3]	1,218,750	1,224,844
AZZ, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.91% - 9.33%	05/14/29[3]	1,484,531	1,493,252
BCPE Empire Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.00%)
9.33%	12/11/28[3]	1,286,209	1,289,103
Bleriot U.S. Bidco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.57%	10/31/28[3]	964,193	969,014
Brown Group Holding LLC,
Term Loan B2, 1st Lien
(SOFR plus 3.00%)
8.31% - 8.34%	07/02/29[3]	563,138	563,808
Coherent Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.82%	07/02/29[3]	1,111,594	1,111,594
(SOFR plus 2.86%)
7.38% - 7.67%	07/02/29[3]	434,933	436,347
Compass Power Generation LLC,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.69%	04/14/29[3]	779,843	785,582
Conserve Merger Sub, Inc.,
Term Loan, 1st Lien (France)
(SOFR plus 3.60%)
8.93%	08/08/25[2,3]	1,890,000	1,892,655
Convergint Technologies,
Term Loan, 1st Lien
(SOFR plus 3.86%)
9.19%	03/31/28[3]	486,266	486,786
Dermatology Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
9.56%	03/30/29[3]	773,038	756,611
DG Investment Intermediate Holdings 2, Inc.,
Term Loan, 2nd Lien
(SOFR plus 6.86%)
12.19%	03/30/29[3]	250,000	234,688

See accompanying Notes to Financial Statements.

75 / Annual Report March 2024

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
DTI Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.75%)
10.06%	04/26/29[3]	$1,475,025	$1,476,869
Eagle 4 Ltd.,
Term Loan B, 1st Lien
(SOFR plus 4.01%)
9.32%	07/12/28[3]	488,508	489,527
Filtration Group Corp.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.69%	10/21/28[3]	1,008,614	1,012,966
Gates Global LLC,
Term Loan B4, 1st Lien
(SOFR plus 3.00%)
8.33%	11/16/29[3]	492,500	494,699
Gopher Resource LLC,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.69%	03/06/25[3]	991,924	890,098
Graham Packaging Co., Inc.,
Term Loan, 1st Lien
(SOFR plus 3.11%)
8.44%	08/04/27[3]	500,000	500,470
Innio Group Holding GmbH,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
9.56%	11/02/28[3]	750,000	754,845
KAMC Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.26%)
9.60%	08/14/26[3,7,8]	1,538,660	1,527,120
MI Windows and Doors LLC,
Term Loan B2, 1st Lien
(SOFR plus 3.50%)
8.83%	03/20/31[3]	750,000	754,455
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(SOFR plus 4.51%)
9.82%	04/15/28[3]	1,219,327	1,097,120
Minimax Viking GmbH - MX Holdings U.S., Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
8.19%	07/31/28[3]	473,232	474,514
NMN Holdings III Corp.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 3.61%)
8.94%	11/13/25[3]	296,657	292,455
Osmose Utilities Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.36%)
7.88%	06/23/28[3]	115,123	113,756
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	03/20/25[3]	1,977,897	1,922,792

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Term Loan, 2nd Lien
(SOFR plus 7.75%)
13.08%	03/20/26[3]	$500,000	$435,000
Peacock Merger Corp.,
Term Loan, 1st Lien
(SOFR plus 4.51%)
9.81%	12/29/28[3]	478,876	446,454
Plaze, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	08/03/26[3]	483,750	477,703
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 3.61%)
8.94%	08/03/26[2,3]	1,728,698	1,707,089
Pretium PKG Holdings, Inc.,
Term Loan A, 1st Lien
(SOFR plus 7.50%)
12.81%	10/02/28[3,6]	446,648	453,626
Term Loan A1, 1st Lien
(SOFR plus 4.60%)
9.91%	10/02/28[3,6]	365,746	328,715
ProAmpac PG Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.80% - 9.82%	09/15/28[3]	1,815,867	1,821,314
Protective Industrial Products, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
9.44%	12/29/27[3]	1,345,832	1,345,833
Rockwood Service Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.69%	01/23/27[3]	177,649	178,538
SPX Flow, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.60%)
9.41% - 9.58%	04/05/29[3]	1,121,413	1,127,429
Standard Industries, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.69%	09/22/28[3]	485,227	485,996
Titan Acquisition, Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.44%	03/28/25[3]	497,355	497,561
TK Elevator Midco Gmbh,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.82%	04/30/30[3]	665,000	668,002
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(PRIME plus 2.50%)
11.00%	05/30/24[3]	2,372,239	1,766,951

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 76

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Transdigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 2.75%)
8.08%	08/24/28[3]	$1,738,119	$1,746,001
Vantage Elevator Solutions,
Term Loan, 1st Lien
(SOFR plus 4.01%)
9.34%	11/19/28[3]	1,956,297	1,863,373
Verde Purchaser, LLC,
Term Loan B, 1st Lien
(SOFR plus 5.00%)
10.31%	11/30/30[3]	450,000	448,034
Windsor Holdings III LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.33%	08/01/30[3]	658,855	662,255
Wrench Group LLC,
Term Loan, 1st Lien
(SOFR plus 4.00%)
9.44%	04/30/26[3]	1,504,835	1,511,893

			43,090,907

Information Technology — 16.50%
Applovin Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.83%	08/16/30[3]	1,582,433	1,583,422
AQAAcquisition Holding, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.51%)
9.82%	03/03/28[3]	684,481	685,771
Arches Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.68%	12/06/27[3]	588,276	571,160
Azalea Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	07/24/26[3]	490,000	488,162
BMC Software (Boxer/Bladelogic),
Term Loan B, 1st Lien
(SOFR plus 4.25%)
9.58%	12/29/28[3]	997,500	1,005,086
Buzz Merger Sub Ltd.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
8.18%	01/29/27[3]	1,490,943	1,496,072
Castle U.S. Holding Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.01%)
9.35%	01/29/27[3]	966,667	684,434
Central Parent LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	07/06/29[3]	1,637,625	1,644,356

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.69%	12/16/25[3]	$1,841,752	$1,840,601
Delivery Hero SE,
Term Loan B, 1st Lien
(SOFR plus 5.00%)
10.33%	12/12/29[3]	851,064	846,809
Dodge Data & Analytics, LLC,
Term Loan, 1st Lien
(SOFR plus 4.75%)
9.78%	02/23/29[3]	486,288	402,403
EagleView Technology Co.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.06%	08/14/25[3]	2,645,461	2,575,779
ECI Macola/Max Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.08%	05/28/30[3]	1,000,000	1,004,400
Electron Bidco, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.11%)
8.44%	11/01/28[3]	980,000	983,136
Emerald Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.94%	07/24/26[3]	1,293,334	1,288,212
Epicor Software Corp.,
Term Loan D, 1st Lien
(SOFR plus 3.75%)
9.08%	07/30/27[3]	748,125	752,868
EQT Box Merger Sub, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.68% - 8.83%	04/17/28[3]	1,470,550	1,473,925
Evertec Group LLC,
Term Loan B, 1st Lien (Puerto Rico)
(SOFR plus 3.50%)
8.83%	10/30/30[2,3]	353,571	354,897
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
8.72% - 8.99%	10/01/27[3]	1,454,887	1,394,328
Genesys Cloud Services Holdings II LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	12/01/27[3]	750,000	753,754
Go Daddy Operating Co., LLC,
Term Loan B6, 1st Lien
(SOFR plus 2.00%)
7.33%	11/09/29[3]	746,250	746,642
Helios Software Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.07%	07/18/30[3]	1,154,207	1,146,278

See accompanying Notes to Financial Statements.

77 / Annual Report March 2024

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Idemia America Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
9.56%	09/30/28[3]	$441,997	$445,035
Instructure Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.01%)
8.35%	10/30/28[3]	249,364	249,676
Iron Mountain Information Management LLC,
Term Loan B, 1st Lien
(SOFR plus 2.25%)
7.58%	01/31/31[3]	766,372	761,900
Magenta Buyer LLC,
Term Loan, 1st Lien
(SOFR plus 5.26%)
10.57%	07/27/28[3]	965,127	579,076
Term Loan, 2nd Lien
(SOFR plus 8.51%)
13.82%	07/27/29[3]	446,493	134,691
Magnite, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.60% - 9.82%	02/06/31[3]	2,437,500	2,444,618
(SOFR plus 5.26%)
10.33%	04/28/28[3]	488,550	489,160
Match Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.90%)
7.23%	02/13/27[3]	1,000,000	1,000,000
MH Sub I LLC,
Term Loan B3, 1st Lien
(SOFR plus 4.25%)
9.58%	05/03/28[3]	1,295,149	1,288,965
Mitchell International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	10/15/28[3]	1,154,640	1,156,419
Term Loan, 2nd Lien
(SOFR plus 6.50%)
11.82%	10/15/29[3]	500,000	500,312
Open Text Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 2.85%)
8.18%	01/31/30[2,3]	1,148,359	1,151,626
Pactiv Evergreen Group Holdings, Inc.,
Term Loan B3, 1st Lien
(SOFR plus 3.36%)
8.69%	09/22/28[3]	1,211,326	1,216,929
Peraton Corp.,
Term Loan, 2nd Lien
(SOFR plus 7.85%)
13.18%	02/01/29[3]	248,837	250,019
Playtika Holding Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
8.19%	03/13/28[3]	1,477,291	1,480,630

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Plusgrade, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.50%)
9.84%	03/03/31[2,3]	$914,634	$916,921
Project Boost Purchaser, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.94%	06/01/26[3]	1,465,473	1,470,185
Project Ruby Ultimate Parent Corp.,
Term Loan B1, 1st Lien
(SOFR plus 3.61%)
8.94%	03/10/28[3]	500,000	501,250
Proofpoint, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.36%)
8.69%	08/31/28[2,3]	925,650	927,164
Quartz AcquireCo LLC,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.81%	06/28/30[3]	906,697	910,949
Renaissance Holding Corp.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
9.58%	04/05/30[3]	1,368,757	1,373,034
Severin Acquisition, LLC,
Term Loan, 1st Lien
(SOFR plus 3.25%)
8.56%	08/01/27[3]	748,125	750,541
Sophia LP,
Term Loan B, 1st Lien
(SOFR plus 3.60%)
8.93%	10/07/29[3]	1,085,463	1,091,433
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.59%	03/03/28[3]	446,407	414,567
StubHub Holdco Sub LLC,
Term Loan B, 1st Lien
(SOFR plus 4.75%)
10.08%	03/12/30[3]	233,333	233,964
TIBCO Software, Inc.,
Term Loan A, 1st Lien
(SOFR plus 4.50%)
9.50%	09/29/28[3]	489,332	488,006
Ultra Clean Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.19%	08/27/25[3]	1,500,000	1,503,757
Waystar Technologies, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.33%	10/22/29[3]	507,962	509,867
Xerox Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.33%	11/15/29[3]	1,209,688	1,216,873

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 78

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Zoominfo LLC,
Term Loan B, 1st Lien
(SOFR plus 2.25%)
7.58%	02/28/30[3]	$668,603	$669,439

			49,849,501

Insurance — 2.12%
Acrisure LLC,
Term Loan B1, 1st Lien
(SOFR plus 3.50%)
8.94%	02/15/27[3]	1,425,941	1,426,832
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
8.19%	02/19/28[3]	497,481	499,001
AssuredPartners, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.50%)
8.83%	02/12/27[3]	1,854	1,858
Asurion LLC,
Term Loan B10, 1st Lien
(SOFR plus 4.10%)
8.91%	08/19/28[3]	1,757,705	1,697,284
Term Loan B8, 1st Lien
(SOFR plus 3.36%)
8.69%	12/23/26[3]	994,859	977,090
Term Loan B9, 1st Lien
(SOFR plus 3.36%)
8.69%	07/31/27[3]	319,593	307,894
Truist Insurance Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.57%	03/24/31[3]	1,500,000	1,499,370

			6,409,329

Materials — 3.87%
Archroma Finance Sarl,
Term Loan B, 1st Lien
(SOFR plus 5.50%)
10.97%	06/30/27[3]	496,250	486,017
Arsenal Aic Parent LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.08%	08/19/30[3]	801,272	804,978
Chariot Buyer LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.08%	11/03/28[3]	548,780	550,611
Cyanco Intermediate 2 Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.75%)
10.08%	07/10/28[3]	553,893	556,895
HB Fuller Co.,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
7.33%	02/15/30[3]	788,186	790,944

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Materials (continued)
Herens U.S. Holdco Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.03%)
9.33%	07/03/28[3]	$415,184	$391,923
Loparex Midco BV,
Term Loan, 1st Lien (Netherlands)
(SOFR plus 6.00%)
11.34%	02/01/27[2,3]	1,206,882	1,200,847
Loparex New Second Out,
Term Loan B, 1st Lien (Netherlands)
(SOFR plus 4.50%)
10.74%	02/01/27[2,3]	82,901	72,331
LSF11 A5 HoldCo LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.94%	10/15/28[3]	724,437	725,614
Lummus Technology Holdings V LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.94%	12/31/29[3]	503,128	504,336
Mativ Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 2.60%)
7.93%	05/06/27[3]	1,125,000	1,108,125
Nouryon Finance BV,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.42%	04/03/28[3]	1,116,563	1,121,448
Plaskolite PPC Intermediate II LLC,
Term Loan, 1st Lien
(SOFR plus 4.11%)
9.44%	12/15/25[3]	1,439,161	1,415,774
Potters Borrower LP,
Term Loan, 1st Lien
(SOFR plus 4.10%)
9.41%	12/14/27[3]	1,448,768	1,455,106
SCIH Salt Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.32%	03/16/27[3]	498,436	499,909

			11,684,858

Retail — 2.66%
BJ’s Wholesale Club, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
7.33%	02/03/29[3]	400,000	402,084
EG America LLC,
Term Loan BC, 1st Lien
(SOFR plus 5.50%)
10.82%	02/07/28[3]	195,103	193,640
KFC Holding Co.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.19%	03/15/28[3]	1,230,306	1,231,130

See accompanying Notes to Financial Statements.

79 / Annual Report March 2024

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Retail (continued)
MIC Glen LLC,
Term Loan B2, 1st Lien
(SOFR plus 3.25%)
9.58%	07/21/28[3]	$500,000	$502,293
Term Loan, 1st Lien
(SOFR plus 3.36%)
8.69%	07/21/28[3]	710,958	710,901
Pacific Bells LLC,
Term Loan B, 1st Lien
(SOFR plus 4.76%)
10.06%	11/10/28[3]	498,725	496,480
Peer Holding III BV,
Term Loan B4, 1st Lien (Netherlands)
(SOFR plus 3.25%)
8.58%	10/28/30[2,3]	1,475,904	1,480,287
Tacala Investment Corp.,
Term Loan, 1st Lien
(SOFR plus 4.00%)
9.33%	01/31/31[3]	1,000,000	1,002,190
U.S. Anesthesia Partners, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.36%)
9.69%	10/01/28[3]	586,558	562,201
Whatabrands LLC,
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.69%	08/03/28[3]	1,463,794	1,466,363

			8,047,569

Services — 12.05%
Action Environmental Group, Inc. (The),
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.82%	10/24/30[3,9]	953,363	955,746
AlixPartners LLP,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.83%	02/04/28[3]	967,236	969,533
Allied Universal Holdco LLC,
Term Loan B, 1st Lien
(SOFR plus 4.75%)
10.08%	05/12/28[3]	248,750	249,771
Alterra Mountain Co.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.58%	08/17/28[3]	250,000	251,355
(SOFR plus 3.85%)
9.18%	05/31/30[3]	467,057	469,976
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
8.82% - 9.03%	02/15/29[3]	1,714,438	1,720,507
API Group DE, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.94%	01/03/29[3]	500,000	501,667

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Services (continued)
ArchKey Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 5.36%)
10.69%	06/29/28[3]	$240,665	$240,965
Arcis Golf LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	11/24/28[3]	982,538	987,450
Belron Finance U.S. LLC,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 2.35%)
7.66%	04/18/29[2,3]	1,000,000	1,002,085
Bifm CA Buyer, Inc.,
Term Loan, 1st Lien (Canada)
(SOFR plus 4.50%)
9.82%	05/31/28[2,3]	500,000	502,812
Camelot U.S. Acquisition I Co.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
8.08%	01/31/31[3]	1,263,929	1,264,877
CCRR Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	03/06/28[3]	493,639	447,153
CH Gunther PPC Parent LLC,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.44%	12/08/28[3]	979,869	982,319
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.19%	10/08/28[3]	498,724	500,283
Confluent Medical Technologies, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.06%	02/16/29[3]	733,163	733,163
Corp. Service Co.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
8.08%	11/02/29[3]	1,331,151	1,335,590
Covanta Holding Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.50%)
7.83%	11/30/28[3]	449,402	448,982
(SOFR plus 2.75%)
8.07%	11/30/28[3]	143,826	143,966
Term Loan C, 1st Lien
(SOFR plus 2.50%)
7.83%	11/30/28[3]	34,350	34,318
(SOFR plus 2.75%)
8.07%	11/30/28[3]	10,814	10,825
CRCI Longhorn Holdings, Inc.,
Term Loan, 2nd Lien
(SOFR plus 7.35%)
12.68%	08/10/26[3]	505,676	494,930

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 80

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Services (continued)
Creative Artists Agency LLC,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.83%	11/27/28[3]	$956,984	$959,975
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 4.35%)
9.66%	07/06/29[3]	576,908	578,111
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.66%	07/06/29[3]	1,249,967	1,252,573
Ensemble RCM LLC,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.32%	08/01/29[3]	507,652	509,378
Garda World Security Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.25%)
9.58%	02/01/29[2,3]	750,000	752,347
GFL Environmental, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 2.50%)
7.82%	05/31/27[2,3]	497,500	499,990
HomeServe USA Holding Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.33%	10/21/30[3]	674,699	677,145
Kuehg Corp.,
Term Loan, 1st Lien
(SOFR plus 5.00%)
10.30%	06/12/30[3]	995,000	998,985
Lakeland Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 8.00%)
8.00%	09/25/27[3,6,7,8]	677,334	372,534
Mavenir Systems, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.01%)
10.34%	08/18/28[3]	637,000	455,723
Neptune Bidco U.S., Inc.,
Term Loan A, 1st Lien
(SOFR plus 4.85%)
10.17%	10/11/28[3]	570,688	524,219
Nielsen Consumer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 6.25%)
11.58%	03/06/28[3]	1,141,051	1,137,486
Omnia Partners, LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.07%	07/25/30[3]	2,001,895	2,013,466
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.86%)
9.18%	12/15/28[3]	1,419,447	1,414,500

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Services (continued)
Prime Security Services Borrower, LLC,
Term Loan A, 1st Lien
(SOFR plus 2.35%)
7.50%	03/14/28[3]	$1,496,876	$1,491,884
Term Loan B1, 1st Lien
(SOFR plus 2.50%)
7.83%	10/11/30[3]	169,312	169,611
Prometric Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.36%)
10.69%	01/31/28[3]	748,125	748,907
R1 RCM, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.33%	06/21/29[3]	1,000,000	1,004,065
Ryan LLC,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.83%	11/14/30[3,10]	904,762	910,421
Sabert Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.18%	12/10/26[3]	320,600	322,003
Signal Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.60%)
8.93%	04/03/28[3]	494,911	470,165
Trans Union LLC,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
7.33%	12/01/28[3]	1,450,606	1,451,607
TruGreen LP,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.43%	11/02/27[3]	1,212,789	1,182,851
Term Loan B, 2nd Lien
(SOFR plus 8.76%)
14.07%	11/02/28[3]	500,000	395,418
Verscend Holding Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
9.44%	08/27/25[3]	972,417	973,632
VT Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.50%)
8.82%	08/12/30[3]	147,243	147,822
(SOFR plus 4.25%)
9.58%	08/09/30[3]	522,500	524,553
WW International, Inc.,
Term Loan B, 1st Lien (France)
(SOFR plus 3.61%)
8.94%	04/13/28[2,3]	445,000	198,581

			36,386,225

See accompanying Notes to Financial Statements.

81 / Annual Report March 2024

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Specialized REITs — 0.45%
Greystar Real Estate Partners LLC,
Term Loan B1, 1st Lien
(SOFR plus 3.25%)
8.58%	08/21/30[3]	$1,343,508	$1,346,867

Transportation — 0.85%
Air Canada,
Term Loan B, 1st Lien (Canada)
(SOFR plus 2.50%)
7.83%	03/14/31[2,3]	512,195	513,798
Kenan Advantage Group, Inc. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.75%)
9.08%	01/25/29[3]	744,246	745,875
United AirLines, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
8.08%	02/24/31[3]	1,292,818	1,296,451

			2,556,124

Total Bank Loans
(Cost $279,098,143)			276,626,522

CORPORATES — 2.58%*

Communications — 0.14%
Vmed O2 UK Financing I PLC
(United Kingdom)
4.75%	07/15/31[1,2]	500,000	432,505

Consumer Discretionary — 0.15%
Spectrum Brands, Inc.
3.88%	03/15/31[1]	460,000	444,345

Entertainment — 0.15%
WMGAcquisition Corp.
3.88%	07/15/30[1]	500,000	444,375

Finance — 0.15%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.25%	05/15/27	500,000	465,000

Health Care — 1.00%
Bayer U.S. Finance LLC
6.50%	11/21/33[1]	500,000	508,873
Bristol-Myers Squibb Co.
5.20%	02/22/34	500,000	508,184
Grifols SA
(Spain)
4.75%	10/15/28[1,2]	50,000	41,408
Grifols SA,
Series REGS
(Spain)
3.20%	05/01/25[2]	1,500,000	1,496,566
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[1]	500,000	363,182
Prime Healthcare Services, Inc.
7.25%	11/01/25[1]	100,000	100,250

			3,018,463

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials — 0.24%
Berry Global, Inc.
5.65%	01/15/34[1]	$500,000	$497,849
OT Merger Corp.
7.88%	10/15/29[1]	250,000	180,353
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26[1,2]	50,000	50,025

			728,227

Information Technology — 0.51%
Constellation Software, Inc.
(Canada)
5.46%	02/16/34[1,2]	1,000,000	1,006,380
Open Text Corp.
(Canada)
6.90%	12/01/27[1,2]	500,000	516,200

			1,522,580

Retail — 0.21%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.
(Canada)
3.50%	02/15/29[1,2]	500,000	457,500
Michaels Cos., Inc. (The)
7.88%	05/01/29[1]	250,000	187,798

			645,298

Services — 0.03%
Waste Pro USA, Inc.
5.50%	02/15/26[1]	75,000	73,930

Total Corporates
(Cost $7,854,277)			7,774,723

Total Bonds — 95.13%
(Cost $289,837,592)			287,326,473

Issues		Shares	Value

COMMON STOCK — 0.08%

Communications — 0.08%

Intelsat Emergence SA2,7,8,11
(Luxembourg)		9,683	260,230

Industrial REITs — 0.00%

Avison Young[2,7,8,11]
(Canada)		370	—

Total Common Stock
(Cost $324,132)			260,230

PREFERRED STOCK — 0.16%

Industrial REITs — 0.16%

Avison Young[2,7,8,11]
(Canada)		1,054,697	474,614

Total Preferred Stock
(Cost $697,797)

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 82

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues		Shares	Value

WARRANT — 0.00%

Entertainment — 0.00%

Cineworld Group PLC[2,7,8,11]
(United Kingdom)		229,579	$—

Total Warrant
(Cost $–)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 8.28%

Money Market Funds — 6.73%
Dreyfus Government Cash Management Fund
5.20%[12]		3,588,000	3,588,000
Fidelity Investments Money Market Funds - Government
Portfolio
5.21%[12]		2,072,056	2,072,056
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
5.22%[12]		14,670,000	14,670,000

			20,330,056

U.S. Treasury Bills — 1.55%
U.S. Treasury Bills (WI)
5.28%[13]	05/02/24	$4,695,000	4,673,676

Total Short-Term Investments
(Cost $25,004,005)			25,003,732

Total Investments - 103.65%
(Cost $315,863,526)			313,065,049

Net unrealized appreciation on unfunded commitments - 0.00%			1,817

Liabilities in Excess of Other Assets - (3.65)%			(11,016,194)

Net Assets - 100.00%			$302,050,672

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Foreign denominated security issued by foreign domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2024.
[4]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 7.19% cash or 1.50% payment-in-kind interest.
[5]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $41,278, at an interest rate of 9.58% and a maturity of July 31, 2028. The investment is not accruing an unused commitment fee.

[6]	Payment-in-kind (“PIK”) security.
[7]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[8]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $2,634,498, which is 0.87% of total net assets.
[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $102,855, at an interest rate of 9.83% and a maturity of October 24, 2030. The investment is accruing an unused commitment fee of 0.75% per annum.

[10]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $95,834, at an interest rate of 9.82% and a maturity of November 14, 2030. The investment is not accruing an unused commitment fee.

[11]	Non-income producing security.
[12]	Represents the current yield as of March 31, 2024.
[13]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EUR): Euro

(LIBOR): London InterBank Offer Rate

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation

FOREIGN CURRENCY EXCHANGE CONTRACT
USD 767,196	EUR 703,000	Bank of America N.A.	04/12/24	$7,514
USD 781,334	EUR 716,000	The Bank of New York Mellon	04/12/24	7,603

NET UNREALIZED APPRECIATION				$15,117

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Schatz Future	4	06/06/24	$(456,624)	$(350)	$(350)

See accompanying Notes to Financial Statements.

83 / Annual Report March 2024

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
BONDS – 89.63%

BANK LOANS — 15.41%*

Automotive — 0.37%
First Brands Group LLC,
Term Loan B, 1st Lien
(SOFR plus 5.26%)
10.57%	03/30/27[1]	$1,728,046	$1,732,798

Communications — 1.34%
Cyxtera DC Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
5.07%	05/01/24[1]	355,886	18,270
NEP Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.69%	08/19/26[1,2]	1,008,639	964,198
NEP/NCP Holdco, Inc.,
Term Loan, 2nd Lien
(SOFR plus 7.11%)
12.44%	10/19/26[1]	875,000	714,035
New Insight Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.76%)
11.07%	12/20/24[1]	2,895,756	1,747,415
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
7.34%	01/25/31[1]	1,243,404	1,247,097
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.44%	03/09/27[1]	1,800,000	1,584,513

			6,275,528

Consumer Discretionary — 1.29%
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28[1]	2,038,573	1,600,830
Naked Juice, LLC,
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.00%	01/24/30[1]	2,891,000	2,369,709
Osmosis Buyer Ltd.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
9.57% -9.58%	07/31/28[1,3]	1,346,087	1,353,800
Pegasus Bidco BV,
Term Loan B, 1st Lien (Netherlands)
(SOFR plus 3.75%)
9.06%	07/12/29[1,4]	725,681	726,893

			6,051,232

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Energy — 0.26%
NGL Energy Operating LLC,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.83%	02/03/31[1]	$1,212,500	$1,217,047

Entertainment — 0.47%
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.85%)
7.18%	08/01/27[1]	2,204,805	2,199,469

Finance — 0.46%
Auris Lux III SA,
Term Loan B2, 1st Lien (Luxembourg)
(SOFR plus 3.75%)
9.62%	02/27/26[1,4]	453,496	455,056
Jane Street Group LLC,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.94%	01/26/28[1]	1,693,125	1,695,877

			2,150,933

Food — 1.25%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	10/01/25[1]	1,491,472	1,468,891
(SOFR plus 4.86%)
10.19%	10/01/25[1]	742,386	731,870
Term Loan, 2nd Lien
(SOFR plus 7.86%)
13.19%	10/01/26[1]	250,000	228,750
B&G Foods, Inc.,
Term Loan B4, 1st Lien
(SOFR plus 2.50%)
7.83%	10/10/26[1]	744,035	744,310
Chobani LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.08%	10/25/27[1]	1,122,188	1,129,667
Fiesta Purchaser, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.33%	02/12/31[1]	1,192,500	1,195,893
H-Food Holdings LLC,
Term Loan, 1st Lien
(SOFR plus 3.95%)
9.29%	05/23/25[1]	494,751	362,098

			5,861,479

Gaming — 1.17%
Caesars Entertainment, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 2.75%)
8.04%	02/06/31[1]	2,400,000	2,404,872

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 84

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Gaming (continued)
Ontario Gaming Gta Ltd. Partnership,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.25%)
9.57%	08/01/30[1,4]	$1,837,395	$1,845,930
Scientific Games International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.75%)
8.08%	04/14/29[1]	1,212,500	1,216,622

			5,467,424

Health Care — 1.25%
Auris Luxembourg III SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 4.25%)
9.58%	02/27/29[1,4]	905,917	909,033
Carestream Dental Equipment, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.56%	09/01/24[1]	715,500	624,871
Carestream Dental, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
9.94%	09/01/24[1]	1,145,864	1,000,242
Catalent Pharma Solutions, Inc.,
Term Loan B3, 1st Lien
(SOFR plus 2.11%)
7.44%	02/22/28[1]	1,243,590	1,244,367
eResearchTechnology, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.61%)
9.94%	02/04/27[1]	841,583	845,075
Jazz Financing Lux SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 3.11%)
8.44%	05/05/28[1,4]	1,209,048	1,216,605

			5,840,193

Health Care REITs — 0.08%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.19%	07/17/28[1]	385,904	372,052

Industrials — 2.32%
Artera Services LLC,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.81%	02/15/31[1]	1,192,500	1,198,463
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	03/20/25[1]	1,724,998	1,676,939
Term Loan, 2nd Lien
(SOFR plus 7.75%)
13.08%	03/20/26[1]	242,500	210,975

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Industrials (continued)
Plaze, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	08/03/26[1]	$2,254,795	$2,226,610
Pretium PKG Holdings, Inc.,
Term Loan A, 1st Lien
(SOFR plus 7.50%)
12.81%	10/02/28[1,5]	505,915	513,820
ProAmpac PG Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.80% - 9.82%	09/15/28[1]	2,493,750	2,501,231
SPX Flow, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.60%)
9.41% - 9.58%	04/05/29[1]	429,171	431,474
Titan Acquisition, Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.44%	03/28/25[1]	894,555	894,926
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(PRIME plus 2.50%)
11.00%	05/30/24[1]	1,577,248	1,174,805

			10,829,243

Information Technology — 2.73%
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.69%	12/16/25[1]	1,018,500	1,017,863
EagleView Technology Co.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.06%	08/14/25[1]	1,728,153	1,682,634
Magnite, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.60% - 9.82%	02/06/31[1]	3,395,000	3,404,913
MH Sub I LLC,
Term Loan B3, 1st Lien
(SOFR plus 4.25%)
9.58%	05/03/28[1]	742,745	739,198
Open Text Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 1.85%)
7.18%	05/30/25[1,4]	2,486,772	2,492,219
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.59%	03/03/28[1]	636,048	590,682
SS&C Technologies Holdings, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 1.86%)
7.19%	04/16/25[1]	1,339,142	1,340,803

See accompanying Notes to Financial Statements.

85 / Annual Report March 2024

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Information Technology (continued)
Xerox Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.33%	11/15/29[1]	$1,481,250	$1,490,049

			12,758,361

Insurance — 0.74%
Acrisure LLC,
Term Loan B2, 1st Lien
(SOFR plus 4.25%)
9.07%	02/15/27[1]	713,670	715,230
Asurion LLC,
Term Loan B4, 2nd Lien
(SOFR plus 5.25%)
10.58%	01/20/29[1]	195,000	175,394
Term Loan B8, 1st Lien
(SOFR plus 3.36%)
8.69%	12/23/26[1]	1,517,865	1,490,755
HUB International Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.57%	06/20/30[1]	1,060,514	1,062,100

			3,443,479

Materials — 0.16%
Arsenal Aic Parent LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.08%	08/19/30[1]	746,255	749,706
Chemours Co. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.50%)
8.83%	08/18/28[1]	17,955	17,928

			767,634

Retail — 0.26%
Tacala Investment Corp.,
Term Loan, 1st Lien
(SOFR plus 4.00%)
9.33%	01/31/31[1]	1,212,500	1,215,155

Services — 1.05%
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.19%	10/08/28[1]	1,243,639	1,247,525
Fugue Finance LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.07%	02/26/31[1]	500,000	501,875
Neptune Bidco U.S., Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.10%)
10.42%	04/11/29[1]	889,988	822,629

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)

Services (continued)
Nielsen Consumer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 6.25%)
11.58%	03/06/28[1]	$748,116	$745,778
Ryan LLC,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.83%	11/14/30[1,6]	904,762	910,421
VT Topco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.25%)
9.58%	08/09/30[1]	673,313	675,958

			4,904,186

Specialized REITs — 0.21%
Greystar Real Estate Partners LLC,
Term Loan B1, 1st Lien
(SOFR plus 3.25%)
8.58%	08/21/30[1]	995,006	997,494

Total Bank Loans
(Cost $72,245,460)			72,083,707

CORPORATES — 74.22%*

Automobile Components — 0.18%
Allison Transmission, Inc.
3.75%	01/30/31[7]	930,000	814,913

Banking — 1.72%
Bank of America Corp.,
Series RR
4.38%[8,9]		2,040,000	1,922,689
Bank of New York Mellon Corp. (The),
Series I
3.75%[8,9]		2,515,000	2,316,944
JPMorgan Chase & Co.,
Series KK
3.65%[8,9]		805,000	766,551
U.S. Bancorp
3.70%[8,9]		3,515,000	3,045,852

			8,052,036

Communications — 12.01%
Altice France Holding SA
(Luxembourg)
10.50%	05/15/27[4,7]	1,562,000	595,513
Altice France SA
(France)
5.13%	01/15/29[4,7]	1,628,000	1,131,460
5.50%	10/15/29[4,7]	3,700,000	2,495,188
8.13%	02/01/27[4,7]	1,537,000	1,210,387
Cable One, Inc.
4.00%	11/15/30[7]	3,802,000	2,975,065
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%	05/01/27[7]	3,025,000	2,890,478
5.50%	05/01/26[7]	10,999,000	10,889,010

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 86

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Communications (continued)
Cogent Communications Group, Inc.
7.00%	06/15/27[7]	$790,000	$787,095
CommScope, Inc.
4.75%	09/01/29[7]	931,000	670,320
Consolidated Communications, Inc.
6.50%	10/01/28[7]	850,000	744,618
CSC Holdings LLC
6.50%	02/01/29[7]	6,958,000	5,901,467
7.50%	04/01/28[7]	4,075,000	2,750,202
11.75%	01/31/29[7]	23,000	23,029
DISH DBS Corp.
5.25%	12/01/26[7]	2,790,000	2,202,101
7.38%	07/01/28	2,365,000	1,137,386
Frontier Communications Holdings LLC
5.00%	05/01/28[7]	24,000	22,326
6.75%	05/01/29[7]	1,922,000	1,714,972
8.63%	03/15/31[7]	1,000,000	1,021,992
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30[4]	975,000	975,973
Gray Television, Inc.
5.38%	11/15/31[7]	1,055,000	693,157
Nexstar Media, Inc.
4.75%	11/01/28[7]	450,000	410,651
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27[7]	1,725,000	1,768,125
6.00%	02/15/28[7]	1,770,000	1,823,100
Scripps Escrow, Inc.
5.88%	07/15/27[7]	587,000	493,080
SES GLOBALAmericas Holdings, Inc.
5.30%	03/25/44[7]	1,680,000	1,286,629
Sirius XM Radio, Inc.
3.88%	09/01/31[7]	1,657,000	1,382,756
Tele Columbus AG,
Series REGS
(Georgia)
10.00%	03/19/29[4,5]	1,500,000	1,130,760
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[4,7]	4,237,000	3,641,082
VZ Secured Financing BV,
Series REGS
(Netherlands)
3.50%	01/15/32[4]	1,260,000	1,196,449
Zayo Group Holdings, Inc.
4.00%	03/01/27[7]	2,683,000	2,210,867

			56,175,238

Consumer Discretionary — 4.25%
BAT Capital Corp.
5.28%	04/02/50	1,517,000	1,304,412
Central Garden & Pet Co.
4.13%	04/30/31[7]	1,015,000	895,596
Everi Holdings, Inc.
5.00%	07/15/29[7]	1,833,000	1,819,252

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Consumer Discretionary (continued)
Hilton Domestic Operating Co., Inc.
3.63%	02/15/32[7]	$2,673,000	$2,304,051
Imperial Brands Finance Netherlands BV
(EMTN)
(Netherlands)
1.75%	03/18/33[4]	770,000	674,236
Primo Water Holdings, Inc.
4.38%	04/30/29[7]	2,600,000	2,393,393
Spectrum Brands, Inc.
3.88%	03/15/31[7]	2,105,000	2,033,361
5.00%	10/01/29[7]	270,000	265,950
Triton Water Holdings, Inc.
6.25%	04/01/29[7]	1,240,000	1,132,145
WarnerMedia Holdings, Inc.
5.14%	03/15/52	5,810,000	4,829,667
Wyndham Hotels & Resorts, Inc.
4.38%	08/15/28[7]	2,399,000	2,231,428

			19,883,491

Consumer Products — 1.14%
Newell Brands, Inc.
4.88%	06/01/25	3,921,000	3,871,987
7.00%	04/01/46	1,779,000	1,438,447

			5,310,434

Diversified REITs — 3.83%
American Assets Trust LP
3.38%	02/01/31	3,170,000	2,591,860
GLP Capital LP/GLP Financing II, Inc.
5.25%	06/01/25	3,490,000	3,483,613
5.75%	06/01/28	1,820,000	1,822,783
6.75%	12/01/33	750,000	791,609
VICI Properties LP
4.95%	02/15/30	5,650,000	5,463,889
VICI Properties LP/VICI Note Co., Inc.
4.63%	06/15/25[7]	3,820,000	3,767,506

			17,921,260

Electric — 0.38%
Pike Corp.
8.63%	01/31/31[7]	1,680,000	1,787,607

Energy — 4.07%
Energy Transfer LP,
Series B
6.63%[8,9]		2,457,000	2,303,811
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	904,000	897,559
NGL Energy Operating LLC/NGL Energy Finance Corp.
8.38%	02/15/32[7]	190,000	194,997
Petroleos Mexicanos
(Mexico)
5.95%	01/28/31[4]	524,000	420,578
Rockies Express Pipeline LLC
4.80%	05/15/30[7]	650,000	603,850
6.88%	04/15/40[7]	1,043,000	1,028,659

See accompanying Notes to Financial Statements.

87 / Annual Report March 2024

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Energy (continued)
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	$3,139,000	$3,001,669
Transocean Titan Financing Ltd.
(Cayman Islands)
8.38%	02/01/28[4,7]	700,000	726,250
USACompression Partners LP/USACompression Finance
Corp.
6.88%	09/01/27	1,170,000	1,173,515
7.13%	03/15/29[7]	1,785,000	1,806,120
Venture Global Calcasieu Pass LLC
4.13%	08/15/31[7]	2,300,000	2,049,872
6.25%	01/15/30[7]	395,000	397,469
Venture Global LNG, Inc.
9.50%	02/01/29[7]	3,221,000	3,474,736
9.88%	02/01/32[7]	900,000	970,882

			19,049,967

Entertainment — 0.51%
Banijay Entertainment SASTerm Loan B, 1st Lien
(France)
8.13%	05/01/29[4,7]	1,040,000	1,073,478
WMGAcquisition Corp.
3.75%	12/01/29[7]	1,476,000	1,326,555

			2,400,033

Finance — 6.53%
American Express Co.,
Series D
3.55%[8,9]		2,150,000	1,995,469
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[4,7]	2,083,000	1,853,693
Charles Schwab Corp. (The)
Series K
5.00%[8,9]		2,430,000	2,329,301
Citigroup, Inc.
2.56%	05/01/32[9]	1,545,000	1,289,022
Cushman & Wakefield U.S. Borrower LLC
8.88%	09/01/31[7]	1,622,000	1,721,282
Ford Motor Credit Co. LLC
2.30%	02/10/25	2,150,000	2,085,500
3.66%	09/08/24	6,634,000	6,585,572
4.06%	11/01/24	6,083,000	6,023,386
GGAM Finance Ltd.
(Cayman Islands)
8.00%	02/15/27[4,7]	775,000	800,687
8.00%	06/15/28[4,7]	352,000	367,400
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29	2,145,000	1,833,568
5.25%	05/15/27	761,000	707,730
9.75%	01/15/29[7]	970,000	1,012,413
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29[7]	780,000	723,690

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Finance (continued)
Macquarie Airfinance Holdings Ltd.
(United Kingdom)
6.40%	03/26/29[4,7]	$1,200,000	$1,218,876

			30,547,589

Food — 4.12%
B&G Foods, Inc.
5.25%	04/01/25	668,000	668,000
Chobani LLC/Chobani Finance Corp, Inc.
4.63%	11/15/28[7]	290,000	270,766
ELO SACA
(EMTN)
(France)
6.00%	03/22/29[4]	1,500,000	1,644,329
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26[7]	1,387,000	104,025
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance,
Inc.
(Canada)
5.75%	04/01/33[4]	3,728,000	3,677,353
Nathan’s Famous, Inc.
6.63%	11/01/25[7]	278,000	279,043
Pilgrim’s Pride Corp.
3.50%	03/01/32	6,356,000	5,395,145
6.25%	07/01/33	700,000	717,214
Post Holdings, Inc.
5.63%	01/15/28[7]	1,750,000	1,720,759
6.25%	02/15/32[7]	2,400,000	2,419,387
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29[7]	2,659,000	2,354,884

			19,250,905

Gaming — 1.37%
Churchill Downs, Inc.
5.75%	04/01/30[7]	1,700,000	1,642,177
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25%	05/15/27[7]	4,854,000	4,761,095

			6,403,272

Health Care — 10.72%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[4,7]	3,504,000	3,437,731
Bausch Health Cos., Inc.
(Canada)
14.00%	10/15/30[4,7]	192,000	111,416
CAB SELAS,
Series REGS
(France)
3.38%	02/01/28[4]	800,000	783,691
Cano Health LLC
6.25%	10/01/28[7,10,11,12,13]	1,563,000	1,360
Catalent Pharma Solutions, Inc.
3.50%	04/01/30[7]	1,845,000	1,758,783

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 88

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Health Care (continued)
Centene Corp.
2.45%	07/15/28	$2,404,000	$2,134,647
2.63%	08/01/31	1,219,000	1,004,907
3.00%	10/15/30	865,000	742,418
4.25%	12/15/27	8,170,000	7,796,054
Embecta Corp.
6.75%	02/15/30[7]	1,060,000	927,405
Ephios Subco 3 SARL
(Luxembourg)
7.88%	01/31/31[4,7]	790,000	897,950
Grifols SA
(Spain)
4.75%	10/15/28[4,7]	1,171,000	969,780
Grifols SA,
Series REGS
(Spain)
3.20%	05/01/25[4]	1,575,000	1,571,394
3.88%	10/15/28[4]	1,965,000	1,682,125
Heartland Dental LLC/Heartland Dental Finance Corp.
10.50%	04/30/28[7]	791,000	841,290
Kedrion SpA
(Italy)
6.50%	09/01/29[4,7]	2,470,000	2,253,685
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[7]	3,795,000	2,756,549
ModivCare, Inc.
5.88%	11/15/25[7]	1,415,000	1,379,309
Molina Healthcare, Inc.
4.38%	06/15/28[7]	900,000	846,706
Option Care Health, Inc.
4.38%	10/31/29[7]	1,000,000	919,334
Prestige Brands, Inc.
3.75%	04/01/31[7]	1,847,000	1,609,757
Star Parent, Inc.
9.00%	10/01/30[7]	700,000	742,332
Teleflex, Inc.
4.25%	06/01/28[7]	1,729,000	1,623,851
Tenet Healthcare Corp.
4.63%	06/15/28	4,350,000	4,148,081
5.13%	11/01/27	7,993,000	7,824,210
Teva Pharmaceutical Finance Netherlands III BV
(Netherlands)
8.13%	09/15/31[4]	1,257,000	1,378,550

			50,143,315

Industrials — 7.07%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
4.13%	08/15/26[4,7]	1,536,000	1,395,171
5.25%	08/15/27[4,7]	2,447,000	1,543,015
Artera Services LLC
8.50%	02/15/31[7]	1,145,000	1,174,739
Ball Corp.
5.25%	07/01/25	5,000,000	5,006,250
Berry Global, Inc.
4.88%	07/15/26[7]	1,525,000	1,495,619

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Industrials (continued)
5.65%	01/15/34[7]	$1,205,000	$1,199,816
Clydesdale Acquisition Holdings, Inc.
6.63%	04/15/29[7]	150,000	150,033
Energizer Holdings, Inc.
4.38%	03/31/29[7]	1,120,000	1,009,400
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.74%)
6.05%	08/15/36[1]	1,300,000	1,207,452
Graham Packaging Co., Inc.
7.13%	08/15/28[7]	2,012,000	1,828,081
Graphic Packaging International LLC
4.13%	08/15/24	3,745,000	3,731,892
II-VI, Inc.
5.00%	12/15/29[7]	566,000	533,555
Madison IAQ LLC
4.13%	06/30/28[7]	1,000,000	927,500
OT Merger Corp.
7.88%	10/15/29[7]	2,808,000	2,025,726
Paprec Holding SA
(France)
7.25%	11/17/29[4,7]	900,000	1,038,874
Rolls-Royce PLC
(EMTN)
(United Kingdom)
1.63%	05/09/28[4]	400,000	396,427
TransDigm, Inc.
6.38%	03/01/29[7]	6,578,000	6,599,839
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26[4,7]	506,000	499,352
Verde Purchaser LLC
10.50%	11/30/30[7]	1,245,000	1,313,150

			33,075,891

Information Technology — 4.40%
Booz Allen Hamilton, Inc.
4.00%	07/01/29[7]	2,816,000	2,625,983
MSCI, Inc.
3.63%	09/01/30[7]	2,270,000	2,016,431
3.63%	11/01/31[7]	1,266,000	1,099,957
NCR Voyix Corp.
5.25%	10/01/30[7]	3,875,000	3,509,795
Open Text Corp.
(Canada)
6.90%	12/01/27[4,7]	752,000	776,365
RingCentral, Inc.
8.50%	08/15/30[7]	1,516,000	1,577,525
Science Applications International Corp.
4.88%	04/01/28[7]	2,023,000	1,933,570
Uber Technologies, Inc.
7.50%	09/15/27[7]	4,600,000	4,715,323
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.
3.88%	02/01/29[7]	2,575,000	2,323,938

			20,578,887

See accompanying Notes to Financial Statements.

89 / Annual Report March 2024

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Insurance — 0.72%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29[7]	$3,678,000	$3,383,760

Materials — 3.61%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28[7]	1,566,000	1,012,391
ATI, Inc.
5.13%	10/01/31	857,000	799,153
7.25%	08/15/30	550,000	570,790
Axalta Coating Systems, LLC
3.38%	02/15/29[7]	3,523,000	3,158,964
Clearwater Paper Corp.
4.75%	08/15/28[7]	3,233,000	3,010,025
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28[4,7]	2,896,000	2,535,482
International Flavors & Fragrances, Inc.
2.30%	11/01/30[7]	1,655,000	1,375,564
5.00%	09/26/48	230,000	196,857
SCIH Salt Holdings, Inc.
4.88%	05/01/28[7]	272,000	254,660
SK Invictus Intermediate II SARL
(Luxembourg)
5.00%	10/30/29[4,7]	1,168,000	1,042,311
Valvoline, Inc.
3.63%	06/15/31[7]	2,112,000	1,822,402
WR Grace Holdings, LLC
5.63%	08/15/29[7]	1,234,000	1,105,577

			16,884,176

Office REITs — 0.47%
Hudson Pacific Properties LP
3.25%	01/15/30	1,188,000	916,888
4.65%	04/01/29	1,160,000	989,382
Piedmont Operating Partnership LP
2.75%	04/01/32	418,000	302,480

			2,208,750

Retail — 2.74%
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC
5.13%	04/15/29[7]	267,000	248,977
Ferrellgas LP/Ferrellgas Finance Corp.
5.88%	04/01/29[7]	3,552,000	3,388,786
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30[7]	1,641,000	1,481,002
FirstCash, Inc.
5.63%	01/01/30[7]	2,071,000	1,972,188
LCM Investments Holdings II LLC
8.25%	08/01/31[7]	1,500,000	1,567,500
Lithia Motors, Inc.
3.88%	06/01/29[7]	875,000	791,219
Michaels Cos., Inc. (The)
7.88%	05/01/29[7]	3,428,000	2,575,091

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Retail (continued)
Papa John’s International, Inc.
3.88%	09/15/29[7]	$900,000	$799,589

			12,824,352

Services — 3.70%
Adtalem Global Education, Inc.
5.50%	03/01/28[7]	2,036,000	1,951,776
Block, Inc.
3.50%	06/01/31	1,095,000	958,125
Carriage Services, Inc.
4.25%	05/15/29[7]	1,400,000	1,244,088
HealthEquity, Inc.
4.50%	10/01/29[7]	1,204,000	1,114,127
Hertz Corp. (The)
5.00%	12/01/29[7]	987,000	764,925
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38%	08/31/27[7]	300,000	276,043
5.25%	04/15/24[7]	720,000	719,826
5.75%	04/15/26[7]	2,460,000	2,454,509
Upbound Group, Inc.
6.38%	02/15/29[7]	1,770,000	1,721,325
VT Topco, Inc.
8.50%	08/15/30[7]	689,000	727,800
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26[7]	2,625,000	2,566,963
Waste Pro USA, Inc.
5.50%	02/15/26[7]	2,455,000	2,419,988
Worldline SA
(France)
0.00%	07/30/25[4,14]	150	17,928
0.00%	07/30/26[4,14]	3,800	371,807

			17,309,230

Specialized REITs — 0.39%
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.75%	03/12/29[4]	635,000	598,192
Greystar Real Estate Partners LLC
7.75%	09/01/30[7]	1,150,000	1,196,000

			1,794,192

Transportation — 0.23%
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	1,087,561	1,087,561

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 90

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Water — 0.06%
Thames Water Utilities Finance PLC
(EMTN)
(United Kingdom)
4.38%	01/18/31[4]	$255,000	$256,821

Total Corporates
(Cost $356,143,813)			347,143,680

Total Bonds — 89.63%
(Cost $428,389,273)			419,227,387

Issues		Shares	Value
COMMON STOCK — 0.56%

Communications — 0.43%

Intelsat Emergence SA4,10,12,13
(Luxembourg)		75,716	2,034,867

Electric — 0.00%
Homer City Holdings LLC[10,12,13,15]		502,908	—

Services — 0.13%
Hertz Global Holdings, Inc.[12]		75,000	587,250

Total Common Stock
(Cost $30,687,379)			2,622,117

WARRANT — 0.00%

Communications — 0.00%

Intelsat Jackson Holdings SA,[4,10,12,13]
(Luxembourg)		16	16

Entertainment — 0.00%

Cineworld Group PLC[4,10,12,13]
(United Kingdom)		288,340	—

Total Warrant
(Cost $60)			16

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS — 8.57%

Money Market Funds — 2.20%
Fidelity Investments Money Market Funds -Government Portfolio
5.21%[16]		178,330	178,330
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.22%[16]		10,100,000	10,100,000

			10,278,330

U.S. Treasury Bills — 6.37%
U.S. Treasury Bills (WI)
5.32%[17]	05/30/24	5,000,000	4,954,727
5.35%[17]	05/16/24	15,000,000	14,895,600

Issues	Maturity Date	Principal Amount/Shares	Value
SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills (continued)
5.29%[17]	04/18/24	$10,000,000	$9,975,167

			29,825,494

Total Short-Term Investments
(Cost $40,113,123)			40,103,824

Total Investments - 98.76%
(Cost $499,189,835)			461,953,344

Net unrealized appreciation on unfunded commitments - 0.00%			1,478

Cash and Other Assets, Less Liabilities - 1.24%			5,755,248

Net Assets - 100.00%			$467,710,070

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2024.
[2]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer -7.19% cash or 1.50% payment-in-kind interest.
[3]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $154,795, at an interest rate of 9.58% and a maturity of July 31, 2028. The investment is not accruing an unused commitment fee.

[4]	Foreign denominated security issued by foreign domiciled entity.
[5]	Payment-in-kind (“PIK”) security.
[6]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $95,834, at an interest rate of 9.82% and a maturity of November 14, 2030. The investment is not accruing an unused commitment fee.

[7]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[8]	Perpetual security with no stated maturity date.
[9]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[10]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[11]	Security is currently in default with regard to scheduled interest or principal payments.
[12]	Non-income producing security.
[13]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $2,036,243, which is 0.44% of total net assets.
[14]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2024.
[15]	Affiliated investment.
[16]	Represents the current yield as of March 31, 2024.
[17]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(EMTN): Euro Medium-Term Note

(EUR): Euro

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(WI): When Issued

See accompanying Notes to Financial Statements.

91 / Annual Report March 2024

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 1,659,442	EUR 1,531,000	Bank of America N.A.	04/12/24	$5,000
USD 12,008,807	EUR 10,919,000	Citibank N.A.	04/12/24	209,423
USD 909,351	EUR 836,000	The Bank of New York Mellon	04/12/24	5,945

				220,368

EUR 671,000	USD 725,882	Citibank N.A.	04/12/24	(780)
EUR 245,000	USD 267,088	Bank of America N.A.	04/12/24	(2,334)

				(3,114)

NET UNREALIZED APPRECIATION				$217,254

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	626	06/28/24	$66,991,784	$54,027	$54,027
U.S. Treasury Two-Year Note	204	06/28/24	41,714,813	(46,364)	(46,364)

			108,706,597	7,663	7,663

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl Future	51	06/06/24	(6,513,210)	(29,254)	(29,254)
Euro-Schatz Future	22	06/06/24	(2,511,432)	(542)	(542)
U.S. Treasury Ten-Year Ultra Bond	12	06/18/24	(1,375,312)	(8,435)	(8,435)
Euro-Bund Future	12	06/06/24	(1,728,605)	(12,068)	(12,068)

			(12,128,559)	(50,299)	(50,299)

TOTAL FUTURES CONTRACTS			$96,578,038	$(42,636)	$(42,636)

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 92

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
BONDS – 97.33%

ASSET-BACKED SECURITIES — 5.97%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(SOFR30A plus 1.21%)
6.53%	12/27/44[1,2]	$355,803	$351,558
Allegro CLO VI Ltd.,
Series 2017-2A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.08%	01/17/31[1,2,3]	1,750,000	1,749,300
Allegro CLO VIII Ltd.,
Series 2018-2A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.36%)
6.68%	07/15/31[1,2,3]	2,241,664	2,243,121
AMMC CLO 30 Ltd.,
Series 2024-30A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.68%)
6.97%	01/15/37[1,2,3]	2,000,000	2,008,900
Apidos CLO Xxv,
Series 2016-25A, Class A1R2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.15%)
6.46%	10/20/31[1,2,3]	2,625,000	2,627,431
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.72%	10/25/34[1,2,3]	2,000,000	2,001,100
CIT Education Loan Trust,
Series 2007-1, Class A
(SOFR90A plus 0.35%)
5.70%	03/25/42[1,2]	122,220	116,598
Clover CLO Ltd.,
Series 2019-2A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.19%	10/25/33[1,2,3]	2,100,000	2,100,210
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.16%)
6.48%	04/15/29[1,2,3]	1,218,078	1,217,286
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[2,3]	55,610	55,023
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[2]	305,364	286,264
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73[2]	554,061	497,122

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Madison Park Funding XXV Ltd.,
Series 2017-25A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.23%)
6.56%	04/25/29[1,2,3]	$1,787,061	$1,787,867
Navient Student Loan Trust,
Series 2014-1, Class A3
(SOFR30A plus 0.62%)
5.94%	06/25/31[1]	348,306	343,839
Navient Student Loan Trust,
Series 2014-3, Class A
(SOFR30A plus 0.73%)
6.05%	03/25/83[1]	1,092,682	1,092,495
Navient Student Loan Trust,
Series 2016-2A, Class A3
(SOFR30A plus 1.61%)
6.93%	06/25/65[1,2]	1,179,762	1,197,487
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(SOFR30A plus 1.06%)
6.38%	11/25/48[1,2]	1,115,083	1,112,034
Neuberger Berman CLO XX Ltd.,
Series 2015-20A, Class ARR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.42%)
6.74%	07/15/34[1,2,3]	1,915,000	1,916,653
OCP CLO Ltd.,
Series 2020-19A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.73%	10/20/34[1,2,3]	1,750,000	1,751,074
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.42%)
6.74%	07/15/36[1,2,3]	2,000,000	2,000,500
Palmer Square Loan Funding Ltd.,
Series 2022-3A, Class A1BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.40%)
6.72%	04/15/31[1,2,3]	2,500,000	2,501,227
Progress Residential Trust,
Series 2021-SFR8, Class D
2.08%	10/17/38[2]	1,150,000	1,043,736
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.34%)
6.66%	04/20/34[1,2,3]	1,875,000	1,875,847
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.18%	10/15/32[1,2,3]	2,100,000	2,101,359

See accompanying Notes to Financial Statements.

93 / Annual Report March 2024

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Rockford Tower CLO Ltd.,
Series 2019-2A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.36%)
6.68%	08/20/32[1,2,3]	$2,000,000	$2,001,194
SBNAAuto Receivables Trust,
Series 2024-A, Class A3
5.32%	12/15/28[2]	2,450,000	2,450,794
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	1,896,663	1,694,031
SLC Student Loan Trust,
Series 2004-1, Class B
(SOFR90A plus 0.55%)
5.91%	08/15/31[1]	73,166	62,370
SLC Student Loan Trust,
Series 2008-1, Class A4A
(SOFR90A plus 1.86%)
7.22%	12/15/32[1]	124,670	126,597
SLM Student Loan Trust,
Series 2004-2, Class B
(SOFR90A plus 0.73%)
6.09%	07/25/39[1]	96,181	90,329
SLM Student Loan Trust,
Series 2006-8, Class A6
(SOFR90A plus 0.42%)
5.78%	01/25/41[1]	680,813	659,480
SLM Student Loan Trust,
Series 2008-2, Class B
(SOFR90A plus 1.46%)
6.82%	01/25/83[1]	185,000	177,742
SLM Student Loan Trust,
Series 2008-3, Class B
(SOFR90A plus 1.46%)
6.82%	04/26/83[1]	185,000	176,502
SLM Student Loan Trust,
Series 2008-4, Class B
(SOFR90A plus 2.11%)
7.47%	04/25/73[1]	185,000	186,498
SLM Student Loan Trust,
Series 2008-5, Class B
(SOFR90A plus 2.11%)
7.47%	07/25/73[1]	2,235,000	2,224,454
SLM Student Loan Trust,
Series 2008-6, Class A4
(SOFR90A plus 1.36%)
6.72%	07/25/23[1]	1,122,135	1,114,282
SLM Student Loan Trust,
Series 2008-6, Class B
(SOFR90A plus 2.11%)
7.47%	07/26/83[1]	185,000	175,961
SLM Student Loan Trust,
Series 2008-7, Class B
(SOFR90A plus 2.11%)
7.47%	07/26/83[1]	185,000	173,626

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2012-7, Class A3
(SOFR30A plus 0.76%)
6.08%	05/26/26[1]	$397,462	$385,254
Stack Infrastructure Issuer LLC,
Series 2024-1A, Class A2
5.90%	03/25/49[2]	2,100,000	2,111,356
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46[2]	388,714	388,714
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	450,000	415,866
Taco Bell Funding LLC,
Series 2016-1A, Class A23
4.97%	05/25/46[2]	3,093,750	3,050,710
Vantage Data Centers Issuer LLC,
Series 2020-1A, Class A2
1.65%	09/15/45[2]	3,500,000	3,280,602
Velocity Commercial Capital Loan Trust,
Series 2019-1, Class A
3.76%	03/25/49[2,6]	1,459,771	1,358,140
Voya CLO Ltd.,
Series 2014-4A, Class A2RA
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.18%	07/14/31[1,2,3]	1,650,000	1,650,841

Total Asset-Backed Securities
(Cost $58,104,679)			57,933,374

BANK LOANS — 0.95%*

Automotive — 0.00%
First Brands Group LLC,
Term Loan B, 1st Lien
(SOFR plus 5.26%)
10.57%	03/30/27[1]	37,129	37,231

Communications —0.11%
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.30%	12/17/27[1]	60,296	60,021
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(SOFR plus 1.75%)
7.08%	02/01/27[1]	95,739	95,825
CSC Holdings LLC,
Term Loan B5, 1st Lien
(SOFR plus 2.50%)
7.94%	04/15/27[1]	96,725	87,709
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.62%	10/08/27[1]	46,167	46,123

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 94

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Communications (continued)
New Insight Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.76%)
11.07%	12/20/24[1]	$58,230	$35,138
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
7.34%	01/25/31[1]	184,618	185,166
Virgin Media Bristol LLC,
Term Loan Y, 1st Lien
(SOFR plus 3.35%)
8.79%	03/31/31[1]	150,000	147,979
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.44%	03/09/27[1]	400,395	352,461
(SOFR plus 4.33%)
9.66%	03/09/27[1]	62,674	56,376

			1,066,798

Consumer Discretionary — 0.04%
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28[1]	105,915	83,172
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.66%	01/24/29[1,3]	187,041	175,414
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.00%	01/24/30[1]	57,817	47,392
Osmosis Buyer Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.07%	07/31/28[1]	71,459	71,668

			377,646

Entertainment — 0.07%
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.85%)
7.18%	08/01/27[1]	612,925	611,442
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.19%	05/16/25[1]	61,042	61,075

			672,517

Finance — 0.07%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B6, 1st Lien
(SOFR plus 2.00%)
7.33%	06/22/28[1]	173,578	173,823

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Finance (continued)
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.06%	04/09/27[1]	$128,523	$128,050
Jane Street Group LLC,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.94%	01/26/28[1]	105,013	105,183
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(SOFR plus 2.26%)
7.56%	11/06/28[1]	275,000	275,878

			682,934

Food — 0.01%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	10/01/25[1]	14,597	14,376
Froneri U.S., Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.68%	01/29/27[1]	41,279	41,348
H-Food Holdings LLC,
Term Loan, 1st Lien
(SOFR plus 3.95%)
9.29%	05/23/25[1]	38,693	28,318

			84,042

Gaming — 0.00%
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
7.66%	05/03/29[1]	46,649	46,751

Health Care — 0.14%
Bausch + Lomb Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.35%)
8.68%	05/10/27[1,3]	57,477	56,945
Carestream Dental Equipment, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.56%	09/01/24[1]	104,376	91,155
Carestream Dental, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
9.94%	09/01/24[1]	31,664	27,640
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
7.40%	12/30/26[1]	26,166	26,212
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.15%)
7.46%	11/15/27[1]	348,182	337,888

See accompanying Notes to Financial Statements.

95 / Annual Report March 2024

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Health Care (continued)
Jazz Financing Lux SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 3.11%)
8.44%	05/05/28[1,3]	$322,629	$324,645
Medline Borrower LP,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
8.20%	10/23/28[1]	89,266	89,592
Organon & Co.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.75%	06/02/28[1]	200,000	200,959
Peraton Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	02/01/28[1]	182,271	182,457
Star Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	09/27/30[1]	47,650	47,415

			1,384,908

Industrials — 0.11%
Artera Services LLC,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.81%	02/15/31[1]	74,906	75,281
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.56%	10/16/28[1]	49,406	44,811
Berry Global, Inc.,
Term Loan AA, 1st Lien
(SOFR plus 1.86%)
7.18%	07/01/29[1]	671,118	671,602
Coherent Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% -7.67%	07/02/29[1]	31,030	31,131
Filtration Group Corp.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.69%	10/21/28[1]	28,835	28,959
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	03/20/25[1]	29,698	28,870
Transdigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 2.75%)
8.08%	08/24/28[1]	161,568	162,300

			1,042,954

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Information Technology — 0.23%
Arches Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.68%	12/06/27[1]	$51,675	$50,171
Athenahealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.25%	02/15/29[1]	33,920	33,684
Buzz Merger Sub Ltd.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
8.18%	01/29/27[1]	54,323	54,510
Central Parent LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	07/06/29[1]	78,323	78,645
EagleView Technology Co.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.06%	08/14/25[1]	162,663	158,379
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
8.72% - 8.99%	10/01/27[1]	195,949	187,793
Magnite, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.60% - 9.82%	02/06/31[1]	30,154	30,242
MH Sub I LLC,
Term Loan B3, 1st Lien
(SOFR plus 4.25%)
9.58%	05/03/28[1]	36,920	36,744
NortonLifeLock, Inc.,
Term Loan A2, 1st Lien
(SOFR plus 1.85%)
7.18%	09/10/27[1]	150,605	150,401
Open Text Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 1.85%)
7.18%	05/30/25[1,3]	72,893	73,053
(SOFR plus 2.85%)
8.18%	01/31/30[1,3]	153,855	154,293
Oracle Corp.,
Term Loan A1, 1st Lien
(SOFR plus 0.60%)
6.46%	08/16/27[1]	556,429	557,124
Proofpoint, Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.36%)
8.69%	08/31/28[1,3]	22,074	22,110
Renaissance Holding Corp.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
9.58%	04/05/30[1]	65,579	65,784

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 96

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Information Technology (continued)
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.59%	03/03/28[1]	$225,906	$209,793
SS&C Technologies Holdings, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 1.86%)
7.19%	04/16/25[1]	362,941	363,391

			2,226,117

Insurance — 0.04%
Acrisure LLC,
Term Loan B1, 1st Lien
(SOFR plus 3.50%)
8.94%	02/15/27[1]	244,275	244,428
Asurion LLC,
Term Loan B8, 1st Lien
(SOFR plus 3.36%)
8.69%	12/23/26[1]	159,629	156,778

			401,206

Materials — 0.02%
Chemours Co. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.50%)
8.83%	08/18/28[1]	187,204	186,923

Retail — 0.02%
1011778 BC Unlimited Liability Co.,
Term Loan B5, 1st Lien (Canada)
(SOFR plus 2.25%)
7.58%	09/20/30[1,3]	95,312	95,372
KFC Holding Co.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.19%	03/15/28[1]	80,914	80,968

			176,340

Services — 0.09%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
8.63%	01/29/27[1]	281,810	282,867
Boost Newco Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.31%	01/31/31[1]	145,743	146,442
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.19%	10/08/28[1]	62,790	62,987
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 4.35%)
9.66%	07/06/29[1]	19,442	19,482

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Services (continued)
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.66%	07/06/29[1]	$42,123	$42,211
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.86%)
9.18%	12/15/28[1]	62,048	61,832
Trans Union LLC,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
7.33%	12/01/28[1]	65,562	65,607
TruGreen LP,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.43%	11/02/27[1]	184,763	180,202

			861,630

Total Bank Loans
(Cost $9,228,896)			9,247,997

CORPORATES — 20.15%*

Banking — 4.07%
Bank of America Corp.
2.69%	04/22/32[6]	990,000	837,368
3.42%	12/20/28[6]	860,000	807,503
Bank of America Corp.
(MTN)
1.92%	10/24/31[6]	1,135,000	927,024
2.09%	06/14/29[6]	3,895,000	3,443,914
2.55%	02/04/28[6]	160,000	148,749
2.97%	02/04/33[6]	690,000	587,003
3.09%	10/01/25[6]	93,000	91,783
3.82%	01/20/28[6]	605,000	582,865
Bank of America Corp.,
Series N
1.66%	03/11/27[6]	3,725,000	3,472,574
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,6]	1,730,000	1,592,284
2.01%	09/22/28[3,6]	725,000	648,429
2.21%	08/17/29[3,6]	60,000	52,617
4.76%	06/09/28[3,6]	1,240,000	1,216,287
JPMorgan Chase & Co.
0.97%	06/23/25[6]	755,000	746,357
1.04%	02/04/27[6]	1,465,000	1,355,714
1.56%	12/10/25[6]	2,280,000	2,217,054
1.58%	04/22/27[6]	1,035,000	960,010
1.95%	02/04/32[6]	615,000	501,291
2.07%	06/01/29[6]	30,000	26,602
2.58%	04/22/32[6]	630,000	532,463
4.01%	04/23/29[6]	3,055,000	2,929,122
Lloyds Banking Group PLC
(United Kingdom)
3.57%	11/07/28[3,6]	475,000	445,641
4.72%	08/11/26[3,6]	1,036,000	1,023,595

See accompanying Notes to Financial Statements.

97 / Annual Report March 2024

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Banking (continued)
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34[6]	$105,000	$101,736
5.68%	01/22/35[6]	320,000	323,316
6.88%	10/20/34[6]	2,010,000	2,202,558
Santander UK Group Holdings PLC
(United Kingdom)
1.67%	06/14/27[3,6]	435,000	398,214
2.47%	01/11/28[3,6]	1,245,000	1,144,213
U.S. Bancorp
4.84%	02/01/34[6]	1,845,000	1,752,887
5.68%	01/23/35[6]	485,000	490,137
5.84%	06/12/34[6]	495,000	505,062
Wells Fargo & Co.
5.39%	04/24/34[6]	335,000	333,036
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[6]	4,555,000	4,170,442
2.57%	02/11/31[6]	495,000	426,786
3.35%	03/02/33[6]	1,875,000	1,626,460
5.57%	07/25/29[6]	895,000	905,870

			39,526,966

Communications —1.45%
Cable One, Inc.
4.00%	11/15/30[2]	480,000	375,600
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32	2,325,000	1,796,105
2.80%	04/01/31	1,825,000	1,495,466
6.65%	02/01/34	700,000	717,793
CSC Holdings LLC
4.50%	11/15/31[2]	500,000	354,359
5.38%	02/01/28[2]	275,000	236,770
6.50%	02/01/29[2]	880,000	746,377
7.50%	04/01/28[2]	90,000	60,741
11.75%	01/31/29[2]	560,000	560,700
Frontier Communications Holdings LLC
8.63%	03/15/31[2]	700,000	715,394
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30[3]	925,000	925,923
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
6.00%	02/15/28[2]	218,000	224,540
SES GLOBALAmericas Holdings, Inc.
5.30%	03/25/44[2]	750,000	574,388
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25[2]	45,500	45,257
5.15%	03/20/28[2]	1,428,000	1,425,025
TDC Net A/S,
(EMTN)
(Germany)
6.50%	06/01/31[3]	200,000	233,287
T-Mobile USA, Inc.
2.25%	02/15/26	700,000	662,542

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Communications (continued)
3.75%	04/15/27	$2,275,000	$2,191,588
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[2,3]	300,000	257,806
VZ Secured Financing BV,
Series REGS
(Netherlands)
3.50%	01/15/32[3]	500,000	474,782

			14,074,443

Consumer Discretionary — 1.11%
Bacardi Ltd.
(Bermuda)
4.45%	05/15/25[2,3]	1,045,000	1,030,818
BAT Capital Corp.
2.73%	03/25/31	555,000	467,516
3.46%	09/06/29	1,570,000	1,434,179
3.56%	08/15/27	145,000	137,333
BAT International Finance PLC
(United Kingdom)
1.67%	03/25/26[3]	330,000	307,354
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[2,3]	1,000,000	991,452
6.13%	07/27/27[2,3]	385,000	393,022
JDE Peet’s NV
(Netherlands)
0.80%	09/24/24[2,3]	1,650,000	1,609,333
Philip Morris International, Inc.
2.00%	05/09/36	250,000	221,004
Spectrum Brands, Inc.
3.88%	03/15/31[2]	310,000	299,450
WarnerMedia Holdings, Inc.
4.28%	03/15/32	4,320,000	3,863,399

			10,754,860

Diversified REITs — 0.93%
American Tower Corp.
1.00%	01/15/32	510,000	451,005
2.30%	09/15/31	745,000	608,481
5.25%	07/15/28	400,000	400,398
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28[3]	375,000	350,979
Crown Castle, Inc.
2.50%	07/15/31	1,333,000	1,104,714
Digital Dutch Finco BV
(Netherlands)
1.25%	02/01/31[3]	1,185,000	1,064,327
Digital Intrepid Holding BV
(Netherlands)
0.63%	07/15/31[3]	245,000	207,486
GLP Capital LP/GLP Financing II, Inc.
4.00%	01/15/30	180,000	165,004
4.00%	01/15/31	505,000	451,713

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 98

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Diversified REITs (continued)
5.38%	04/15/26	$153,000	$151,769
5.75%	06/01/28	1,465,000	1,467,240
VICI Properties LP
4.95%	02/15/30	165,000	159,565
VICI Properties LP/VICI Note Co., Inc.
3.88%	02/15/29[2]	940,000	865,936
4.13%	08/15/30[2]	20,000	18,196
4.50%	01/15/28[2]	605,000	581,159
5.75%	02/01/27[2]	540,000	539,890
Vonovia SE
(Georgia)
1.00%	06/16/33[3]	300,000	245,108
2.25%	04/07/30[3]	100,000	98,096
Vonovia SE,
(EMTN)
(Georgia)
5.00%	11/23/30[3]	100,000	113,642

			9,044,708

Electric — 1.31%
Alliant Energy Finance LLC
5.95%	03/30/29[2]	1,085,000	1,118,737
Alliant Energy Finance, LLC
3.60%	03/01/32[2]	1,625,000	1,440,014
Appalachian Power Co.,
Series H
5.95%	05/15/33	350,000	359,506
Appalachian Power Co.,
Series X
3.30%	06/01/27	410,000	387,485
Duke Energy Corp.
2.65%	09/01/26	30,000	28,336
Duke Energy Florida LLC
5.88%	11/15/33	245,000	259,345
Eversource Energy
4.60%	07/01/27	1,295,000	1,274,767
FirstEnergy Pennsylvania Electric Co.
4.00%	04/15/25[2]	770,000	751,335
4.30%	01/15/29[2]	550,000	531,896
5.15%	03/30/26[2]	500,000	496,061
FirstEnergy Transmission LLC
2.87%	09/15/28[2]	853,000	778,311
Jersey Central Power & Light Co.
4.70%	04/01/24[2]	995,000	995,000
Public Service Co. of New Mexico
3.85%	08/01/25	1,405,000	1,373,542
Southwestern Electric Power Co.
5.30%	04/01/33	1,030,000	1,017,989
TenneT Holding BV
(EMTN)
(Netherlands)
4.50%	10/28/34[3]	1,565,000	1,858,476

			12,670,800

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Energy — 0.78%
Boston Gas Co.
3.76%	03/16/32[2]	$2,400,000	$2,116,650
East Ohio Gas Co. (The)
2.00%	06/15/30[2]	1,020,000	840,403
Energy Transfer LP
4.95%	05/15/28	750,000	744,125
Energy Transfer Operating LP
5.25%	04/15/29	1,145,000	1,148,246
National Gas Transmission PLC,
(EMTN)
(United Kingdom)
4.25%	04/05/30[3]	455,000	506,001
Petroleos Mexicanos
(Mexico)
6.35%	02/12/48[3]	125,000	79,858
Southern Co. Gas Capital Corp.
5.75%	09/15/33	560,000	581,258
TransCanada PipeLines Ltd.
(Canada)
2.50%	10/12/31[3]	445,000	370,340
4.63%	03/01/34[3]	745,000	704,478
Venture Global LNG, Inc.
9.50%	02/01/29[2]	484,000	522,128

			7,613,487

Finance — 2.75%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[3]	2,045,000	1,900,535
3.00%	10/29/28[3]	421,000	381,152
Air Lease Corp.
3.25%	03/01/25	820,000	800,708
3.25%	10/01/29	525,000	475,881
3.63%	12/01/27	355,000	335,274
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[2,3]	1,558,000	1,386,487
2.88%	02/15/25[2,3]	1,160,000	1,129,316
Citigroup, Inc.
2.52%	11/03/32[6]	2,610,000	2,144,481
2.67%	01/29/31[6]	115,000	99,776
2.98%	11/05/30[6]	290,000	257,710
3.52%	10/27/28[6]	1,505,000	1,419,554
Durrah MSN 35603
(Cayman Islands)
1.68%	01/22/25[3]	580,145	568,493
EverBank Financial Corp.
5.75%	07/02/25	1,150,000	1,079,975
Goldman Sachs Group, Inc. (The)
2.65%	10/21/32[6]	14,000	11,652
3.75%	02/25/26	20,000	19,536
3.81%	04/23/29[6]	2,480,000	2,354,746
(SOFR Rate plus 0.49%)
5.84%	10/21/24[1]	840,000	840,565
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29	97,000	82,916

See accompanying Notes to Financial Statements.

99 / Annual Report March 2024

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
5.25%	05/15/27	$486,000	$451,980
9.75%	01/15/29[2]	205,000	213,964
Morgan Stanley
2.19%	04/28/26[6]	860,000	829,959
Morgan Stanley
(GMTN)
2.95%	05/07/32[6]	415,000	431,087
Morgan Stanley
(MTN)
1.16%	10/21/25[6]	4,790,000	4,665,489
1.79%	02/13/32[6]	2,000,000	1,599,310
1.93%	04/28/32[6]	765,000	614,196
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28[2,3,6]	2,250,000	2,099,880
Sandalwood 2013 LLC
2.90%	07/10/25	479,246	470,052

			26,664,674

Food — 0.67%
ELO SACA
(EMTN)
(France)
6.00%	03/22/29[3]	700,000	767,353
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
(Canada)
6.75%	03/15/34[2,3]	2,030,000	2,134,962
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.00%	02/02/29[3]	1,435,000	1,271,144
3.00%	05/15/32[3]	1,185,000	963,407
Pilgrim’s Pride Corp.
3.50%	03/01/32	925,000	785,165
6.25%	07/01/33	580,000	594,263

			6,516,294

Health Care — 2.67%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[2,3]	645,000	632,802
AbbVie, Inc.
3.60%	05/14/25	1,152,000	1,131,008
3.85%	06/15/24	1,342,000	1,336,872
Aetna, Inc.
3.50%	11/15/24	1,250,000	1,233,516
Alcon Finance Corp.
2.75%	09/23/26[2]	2,300,000	2,171,810
Bayer U.S. Finance II LLC
4.38%	12/15/28[2]	2,914,000	2,744,240
5.50%	08/15/25[2]	1,100,000	1,091,867
Bayer U.S. Finance LLC
3.38%	10/08/24[2]	1,020,000	1,006,236
6.50%	11/21/33[2]	520,000	529,228
Baylor Scott & White Holdings
2.65%	11/15/26	1,530,000	1,428,197

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Becton Dickinson & Co.
3.36%	06/06/24	$589,000	$586,501
Catalent Pharma Solutions, Inc.,
Series REGS
2.38%	03/01/28	365,000	375,119
Centene Corp.
3.00%	10/15/30	1,710,000	1,467,670
Fresenius Finance Ireland PLC
(EMTN)
(Ireland)
0.88%	10/01/31[3]	550,000	483,434
Grifols SA,
Series REGS
(Spain)
3.20%	05/01/25[3]	100,000	99,771
3.88%	10/15/28[3]	825,000	706,236
HCA, Inc.
5.25%	04/15/25	865,000	861,593
5.88%	02/15/26	2,530,000	2,540,762
5.88%	02/01/29	1,000,000	1,022,194
7.05%	12/01/27	80,000	84,361
Humana, Inc.
3.85%	10/01/24	860,000	851,890
IQVIA, Inc.
5.70%	05/15/28	1,725,000	1,751,080
6.25%	02/01/29	120,000	124,662
Kedrion SpA
(Italy)
6.50%	09/01/29[2,3]	695,000	634,134
Medtronic Global Holdings SCA
(Luxembourg)
3.38%	10/15/34[3]	300,000	324,923
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[2]	775,000	562,932
ModivCare, Inc.
5.88%	11/15/25[2]	95,000	92,604

			25,875,642

Health Care REITs — 0.42%
DOC DR LLC
3.95%	01/15/28	1,223,000	1,169,224
4.30%	03/15/27	590,000	577,801
Healthcare Reality Holdings LP
3.50%	08/01/26	225,000	214,732
Healthcare Realty Holdings LP
3.63%	01/15/28	911,000	842,540
3.88%	05/01/25	1,255,000	1,227,609

			4,031,906

Hotel & Resort REITs — 0.07%
Host Hotels & Resorts LP,
Series H
3.38%	12/15/29	758,000	675,872

Industrial REITs — 0.12%
LXP Industrial Trust
6.75%	11/15/28	975,000	1,017,926

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 100

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrial REITs (continued)
Rexford Industrial Realty LP
2.15%	09/01/31	$135,000	$108,392

			1,126,318

Industrials — 0.61%
Amcor Finance USA, Inc.
3.63%	04/28/26	1,950,000	1,881,108
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Series REGS
(Canada)
2.13%	08/15/26[3]	230,000	214,302
BAE Systems Holdings, Inc.
3.80%	10/07/24[2]	630,000	623,768
Berry Global, Inc.
1.65%	01/15/27	95,000	86,301
4.88%	07/15/26[2]	1,055,000	1,034,674
5.65%	01/15/34[2]	25,000	24,893
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.74%)
6.05%	08/15/36[1]	1,115,000	1,035,622
Honeywell International, Inc.
3.75%	03/01/36	555,000	605,780
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.38%	04/30/25[2,3]	410,000	400,195

			5,906,643

Information Technology — 0.31%
Apple, Inc.
3.25%	02/23/26	20,000	19,449
Open Text Corp.
(Canada)
6.90%	12/01/27[2,3]	2,130,000	2,199,012
VMware LLC,
1.00%	08/15/24	815,000	800,866

			3,019,327

Insurance — 0.81%
Athene Global Funding
1.99%	08/19/28[2]	2,555,000	2,213,389
3.21%	03/08/27[2]	530,000	495,563
Equitable Financial Life Global Funding
1.30%	07/12/26[2]	1,190,000	1,080,968
Metropolitan Life Global Funding I
3.30%	03/21/29[2]	1,200,000	1,112,418
Nationwide Mutual Insurance Co.
7.88%	12/15/24[2,6]	1,212,000	1,212,112
Trinity Acquisition PLC
(United Kingdom)
4.40%	03/15/26[3]	1,385,000	1,359,165
Willis North America, Inc.
2.95%	09/15/29	395,000	354,198

			7,827,813

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Materials — 0.30%
International Flavors & Fragrances, Inc.
1.23%	10/01/25[2]	$950,000	$889,896
1.83%	10/15/27[2]	605,000	536,981
2.30%	11/01/30[2]	1,805,000	1,500,238

			2,927,115

Office REITs — 0.22%
Hudson Pacific Properties LP
3.25%	01/15/30	310,000	239,255
3.95%	11/01/27	108,000	95,778
4.65%	04/01/29	1,325,000	1,130,113
Kilroy Realty LP
4.25%	08/15/29	721,000	663,272

			2,128,418

Residential REITs — 0.20%
American Homes 4 Rent LP
3.63%	04/15/32	650,000	572,261
Invitation Homes Operating Partnership LP
2.00%	08/15/31	975,000	775,971
4.15%	04/15/32	535,000	489,943
5.50%	08/15/33	149,000	148,505

			1,986,680

Retail — 0.05%
Ferrellgas LP/Ferrellgas Finance Corp.
5.88%	04/01/29[2]	180,000	171,729
Michaels Cos., Inc. (The)
5.25%	05/01/28[2]	405,000	345,461

			517,190

Services — 0.23%
Adtalem Global Education, Inc.
5.50%	03/01/28[2]	215,000	206,106
Global Payments, Inc.
4.88%	03/17/31	200,000	228,059
5.30%	08/15/29	1,240,000	1,236,041
Worldline SA
(France)
0.00%	07/30/26[3,7]	6,100	596,848

			2,267,054

Specialized REITs — 0.77%
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32[3]	560,000	556,515
3.18%	07/12/29[3]	200,000	226,866
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.00%	05/04/28[3]	425,000	397,084
1.63%	04/20/30[3]	455,000	410,096
1.75%	03/12/29[3]	415,000	390,945
CubeSmart LP
3.00%	02/15/30	220,000	194,656
4.38%	02/15/29	673,000	646,328

See accompanying Notes to Financial Statements.

101 / Annual Report March 2024

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Specialized REITs (continued)
Extra Space Storage LP
2.20%	10/15/30	$1,149,000	$953,177
2.55%	06/01/31	163,000	135,764
3.88%	12/15/27	915,000	869,680
3.90%	04/01/29	1,650,000	1,555,513
LEG Immobilien SE
(EMTN)
(Georgia)
0.88%	03/30/33[3]	200,000	165,148
Realty Income Corp.
5.13%	07/06/34	820,000	967,608

			7,469,380

Transportation — 0.25%
Canadian Pacific Railway Co.
(Canada)
1.35%	12/02/24[3]	490,000	476,810
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	212,414	212,414
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25	206,681	203,174
United Airlines Pass-Through Trust,
Series 2023-1, Class A
5.80%	01/15/36	1,500,000	1,522,822

			2,415,220

Water — 0.05%
Thames Water Utilities Finance PLC
(EMTN)
(United Kingdom)
4.38%	01/18/31[3]	490,000	493,500

Total Corporates
(Cost $198,259,501)			195,534,310

MORTGAGE-BACKED — 24.54%**

Non-Agency Commercial Mortgage-Backed — 2.99%
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2021-FL2, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.21%)
6.54%	05/15/36[1,2,3]	1,350,038	1,347,140
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.09%	08/10/38[2,6]	1,095,000	1,015,799
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41[2]	375,000	334,045
BXSC Commercial Mortgage Trust,
Series 2022-WSS, Class D
(CME Term SOFR 1-Month plus 3.19%)
8.51%	03/15/35[1,2]	1,550,000	1,541,824
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39[2]	715,000	617,558

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust,
Series 2016-GC36, Class A5
3.62%	02/10/49	$3,250,000	$3,106,804
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A4
3.31%	04/10/49	1,000,000	953,049
Credit Suisse Mortgage Capital Trust,
Series 2019-ICE4, Class E
(CME Term SOFR 1-Month plus 2.20%)
7.52%	05/15/36[1,2]	1,820,471	1,819,039
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45[2]	765,000	653,635
Frost CMBS DAC,
Series 2021-1X, Class EUA
(Ireland)
(3-Month Euribor plus 1.15%)
5.08%	11/20/33[1,3]	1,327,667	1,385,999
GPMT Ltd.,
Series 2021-FL4, Class AS
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.81%)
7.14%	12/15/36[1,2,3]	2,380,000	2,247,561
Houston Galleria Mall Trust,
Series 2015-HGLR, Class A1A2
3.09%	03/05/37[2]	3,000,000	2,907,584
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39[2]	760,000	681,215
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41[2,6]	765,000	671,425
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C29, Class XA (IO)
0.54%	05/15/48[6]	19,427,579	82,272
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-NINE, Class A
2.85%	09/06/38[2,6]	2,280,000	2,134,427
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-OSB, Class A
3.40%	06/05/39[2]	740,000	666,520
Last Mile Logistics Pan Euro Finance DAC,
Series 1A, Class A
(Ireland)
(3-Month Euribor plus 0.75%)
4.67%	08/17/33[1,2,3]	2,338,773	2,486,814
Last Mile Securities PE 2021 DAC,
Series 2021-1A, Class A1
(Ireland)
(3-Month Euribor plus 0.90%)
4.82%	08/17/31[1,2,3]	2,172,553	2,322,824
MKT Mortgage Trust,
Series 2020-525M, Class A
2.69%	02/12/40[2]	520,000	424,570

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 102

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54[2]	$960,000	$821,211
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[2,6]	45,000	33,168
Taurus UK DAC,
Series 2021-UK4X, Class D
(Ireland)
(SONIA plus 2.10%)
7.32%	08/17/31[1,3]	447,596	564,494
Wells Fargo Commercial Mortgage Trust,
Series 2015-C26, Class XA (IO)
1.15%	02/15/48[6]	27,082,734	156,387

			28,975,364

Non-Agency Mortgage-Backed — 6.59%
ACE Securities Corp. Home Equity Loan Trust,
Series 2005-HE2, Class M5
(CME Term SOFR 1-Month plus 1.13%)
6.46%	04/25/35[1]	1,723,479	1,685,836
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2005-W3, Class M1
(CME Term SOFR 1-Month plus 0.77%)
6.10%	11/25/35[1]	3,985,717	3,838,885
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(CME Term SOFR 1-Month plus 1.09%)
6.42%	12/25/34[1]	287,119	259,672
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	3,346	3,303
Banc of America Funding Trust,
Series 2014-R6, Class 2A11
5.70%	07/26/36[2,6]	1,700,000	1,377,800
Bear Stearns ALT-A Trust,
Series 2004-12, Class 1M1
(CME Term SOFR 1-Month plus 1.04%)
6.37%	01/25/35[1]	873,367	877,072
Chase Mortgage Finance Trust,
Series 2024-3, Class A4
6.00%	02/25/55[2,6]	4,900,000	4,891,450
Chevy Chase Mortgage Funding LLC, Mortgage-Backed
Certificates,
Series 2005-2A, Class A1
(CME Term SOFR 1-Month plus 0.29%)
5.62%	05/25/36[1,2]	32,514	29,097
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[2,6]	1,975,768	1,746,974
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1
(CME Term SOFR 1-Month plus 0.74%)
6.07%	02/25/35[1]	3,206,284	2,945,426

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH1, Class M5
(CME Term SOFR 1-Month plus 0.89%)
6.22%	01/25/36[1]	$761,076	$757,567
Countrywide Asset-Backed Certificates Trust,
Series 2005-7, Class MV5
(CME Term SOFR 1-Month plus 1.24%)
6.57%	11/25/35[1]	3,740,078	3,661,027
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
5.36%	08/25/34[6]	49,080	43,982
Credit Suisse Mortgage Capital Trust
Series 2022-RPL3, Class A1
3.78%	03/25/61[2,6]	3,584,996	3,558,341
Credit Suisse Mortgage Capital Trust,
Series 2022-ATH2, Class A1
4.55%	05/25/67[2,6]	1,669,237	1,624,200
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB3, Class AF1 (STEP-reset date 05/25/24)
3.38%	12/25/32	407,728	384,843
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF4 (STEP-reset date 05/25/24)
3.05%	12/25/36	327,654	251,414
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(CME Term SOFR 1-Month plus 0.17%)
3.39%	04/25/37[1]	93,154	57,100
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A3
(CME Term SOFR 1-Month plus 0.36%)
3.39%	04/25/37[1]	1,106,911	621,071
Fannie Mae Connecticut Avenue Securities,
Series 2022-R01, Class 1M1
(SOFR30A plus 1.00%)
6.32%	12/25/41[1,2]	781,285	780,349
Fannie Mae Connecticut Avenue Securities,
Series 2023-R08, Class 1M1
(SOFR30A plus 1.50%)
6.82%	10/25/43[1,2]	3,785,475	3,803,718
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
5.82%	09/25/34[6]	24,369	23,983
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M1A
(SOFR30A plus 1.00%)
6.32%	01/25/42[1,2]	1,351,452	1,352,696
GCAT Trust,
Series 2021-NQM5, Class A1
1.26%	07/25/66[2,6]	3,779,569	3,031,307
GSAA Home Equity Trust,
Series 2005-9, Class M2
(CME Term SOFR 1-Month plus 0.86%)
6.19%	08/25/35[1]	1,727,087	1,710,053
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
4.61%	08/25/34[6]	4,754	4,727

See accompanying Notes to Financial Statements.

103 / Annual Report March 2024

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(CME Term SOFR 1-Month plus 2.11%)
6.44%	10/25/37[1]	$1,347,290	$1,268,165
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(CME Term SOFR 1-Month plus 0.74%)
6.07%	11/25/35[1]	72,534	71,205
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(CME Term SOFR 1-Month plus 0.97%)
6.30%	09/25/34[1]	6,482	5,578
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(CME Term SOFR 1-Month plus 0.91%)
6.24%	11/25/34[1]	18,680	16,497
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
3.11%	06/25/37[6]	461,469	399,373
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A3
6.61%	02/25/28	16,441	16,295
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A4
6.75%	02/25/28	4,377	4,339
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	26,737	26,703
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(CME Term SOFR 1-Month plus 0.55%)
5.88%	07/25/36[1]	55,589	55,517
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
4.43%	05/25/37[6]	84,857	73,923
MASTRAdjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
4.37%	01/25/34[6]	21,940	20,980
MASTRAdjustable Rate Mortgages Trust,
Series 2007-HF2, Class A1
(CME Term SOFR 1-Month plus 0.73%)
6.06%	09/25/37[1]	79,771	79,664
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
6.22%	10/25/32[6]	3,948	3,811
MASTR Seasoned Securitization Trust,
Series 2005-1, Class 4A1
6.27%	10/25/32[6]	7,763	7,312
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(CME Term SOFR 1-Month plus 0.47%)
5.80%	06/25/37[1]	138,081	132,919

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(CME Term SOFR 1-Month plus 0.61%)
5.94%	06/25/37[1]	$255,170	$246,254
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38	222,858	218,428
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(CME Term SOFR 1-Month plus 1.04%)
6.37%	07/25/34[1]	105,498	105,509
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2005-HE3, Class M5
(CME Term SOFR 1-Month plus 1.15%)
6.48%	07/25/35[1]	2,646,328	2,568,446
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(CME Term SOFR 1-Month plus 0.33%)
5.66%	04/25/37[1]	452,842	450,450
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(CME Term SOFR 1-Month plus 0.79%)
6.12%	03/25/35[1]	685,269	691,953
New York Mortgage Trust,
Series 2005-3, Class A1
(CME Term SOFR 1-Month plus 0.59%)
5.92%	02/25/36[1]	222,209	217,841
PRPM LLC,
Series 2020-4, Class A1 (STEP-reset date 04/25/24)
5.61%	10/25/25[2]	1,953,704	1,951,248
PRPM LLC,
Series 2021-11, Class A1 (STEP-reset date 04/25/24)
2.49%	11/25/26[2]	1,127,591	1,107,789
PRPM LLC,
Series 2021-6, Class A1 (STEP-reset date 04/25/24)
1.79%	07/25/26[2]	1,490,080	1,450,486
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 04/25/24)
5.56%	06/25/27[2]	1,914,369	1,891,646
RBSSP Resecuritization Trust,
Series 2009-12, Class 17A2
5.60%	10/25/35[2,6]	838,326	812,858
Residential Asset Mortgage Products Trust,
Series 2003-SL1, Class A41
8.00%	04/25/31	15,201	12,361
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A7
7.00%	11/25/31	5,707	4,835
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
4.09%	12/25/34[6]	11,067	9,897
Saxon Asset Securities Trust,
Series 2007-1, Class A2D
(CME Term SOFR 1-Month plus 0.35%)
5.68%	01/25/47[1]	3,955,019	3,668,576

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 104

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Soundview Home Loan Trust,
Series 2005-OPT4, Class M1
(CME Term SOFR 1-Month plus 0.80%)
6.13%	12/25/35[1]	$4,500,000	$3,911,962
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
5.58%	10/25/34[6]	503,126	482,370
Structured Asset Mortgage Investments II Trust,
Series 2005-AR1, Class A1
(CME Term SOFR 1-Month plus 0.59%)
5.92%	04/19/35[1]	250,865	235,642
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A2
(Federal Reserve US 12-Month Cumulative Average plus
1.48%)
6.54%	02/25/36[1]	203,413	169,632
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
4.37%	05/25/36[6]	1,440,753	719,042
VOLT XCIX, LLC,
Series 2021-NPL8, Class A1 (STEP-reset date 04/25/24)
5.12%	04/25/51[2]	818,221	798,111
VOLT XCVI LLC,
Series 2021-NPL5, Class A1 (STEP-reset date 04/25/24)
5.12%	03/27/51[2]	425,138	416,798
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A3
(CME Term SOFR 1-Month plus 1.67%)
7.00%	10/25/45[1]	323,030	312,382

			63,958,690

U.S. Agency Commercial Mortgage-Backed — 0.27%
Fannie Mae Pool AN2786
2.76%	09/01/36	46,080	38,129
Fannie Mae Pool BL6060
2.46%	04/01/40	1,160,000	837,350
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ42, Class A1
3.90%	07/25/29	1,831,653	1,764,606

			2,640,085

U.S. Agency Mortgage-Backed — 14.69%
Fannie Mae Pool 253974
7.00%	08/01/31	456	455
Fannie Mae Pool 527247
7.00%	09/01/26	3	3
Fannie Mae Pool 545191
7.00%	09/01/31	343	349
Fannie Mae Pool 545646
7.00%	09/01/26	2	2
Fannie Mae Pool 549740
6.50%	10/01/27	823	842
Fannie Mae Pool 630599
7.00%	05/01/32	1,659	1,711

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 655928
7.00%	08/01/32	$1,065	$1,103
Fannie Mae Pool 735207
7.00%	04/01/34	561	574
Fannie Mae Pool 735861
6.50%	09/01/33	24,748	25,077
Fannie Mae Pool 764388
(RFUCCT6M plus 1.38%)
5.76%	03/01/34[1]	6,059	6,004
Fannie Mae Pool 776708
5.00%	05/01/34	53,679	53,981
Fannie Mae Pool 844773
(RFUCCT1Y plus 1.56%)
5.81%	12/01/35[1]	2,543	2,536
Fannie Mae Pool 889184
5.50%	09/01/36	41,201	42,072
Fannie Mae Pool 890221
5.50%	12/01/33	57,037	58,016
Fannie Mae Pool 939419
(RFUCCT1Y plus 1.27%)
4.64%	05/01/37[1]	18,662	18,465
Fannie Mae Pool AL0209
4.50%	05/01/41	169,217	165,715
Fannie Mae Pool CA1710
4.50%	05/01/48	7,221	6,982
Fannie Mae Pool CA1711
4.50%	05/01/48	495,994	479,552
Fannie Mae Pool CA2208
4.50%	08/01/48	6,520	6,304
Fannie Mae Pool CB2430
3.00%	12/01/51	2,246,308	1,933,841
Fannie Mae Pool FM2318
3.50%	09/01/49	851,248	776,757
Fannie Mae Pool FS1598
2.00%	04/01/52	2,958,945	2,343,266
Fannie Mae Pool FS2646
3.00%	06/01/52	3,127,259	2,705,962
Fannie Mae Pool MA1527
3.00%	08/01/33	10,893	10,221
Fannie Mae Pool MA1561
3.00%	09/01/33	609,814	572,050
Fannie Mae Pool MA1608
3.50%	10/01/33	525,863	503,320
Fannie Mae Pool MA3427
4.00%	07/01/33	5,015	4,895
Fannie Mae Pool MA3537
4.50%	12/01/48	448,615	433,779
Fannie Mae Pool MA3811
3.00%	10/01/49	401,560	345,522
Fannie Mae Pool MA4333
2.00%	05/01/41	618,978	519,494
Fannie Mae Pool MA4512
2.50%	01/01/52	2,016,219	1,668,158
Fannie Mae Pool MA4548
2.50%	02/01/52	2,456,148	2,035,250

See accompanying Notes to Financial Statements.

105 / Annual Report March 2024

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA4733
4.50%	09/01/52	$8,868,546	$8,450,928
Fannie Mae Pool MA5008
4.50%	05/01/53	1,092,900	1,041,115
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31	60,410	61,560
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X SOFR30A plus 99.20%, 9.80% Cap)
9.80%	01/25/34[1]	1,844	1,847
Fannie Mae REMICS,
Series 2007-64, Class FA
(SOFR30A plus 0.58%)
5.90%	07/25/37[1]	26,184	26,058
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X SOFR30A plus 5.94%, 6.05% Cap)
0.62%	11/25/36[1]	431,780	29,699
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47	2,748	2,590
Fannie Mae REMICS,
Series 2018-43, Class CT
3.00%	06/25/48	170,545	150,031
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47	117,333	113,931
Fannie Mae Trust,
Series 2003-W6, Class 5T (IO)
(-1.00 X SOFR30A plus 8.04%, 0.55% Cap)
0.55%	09/25/42[1]	5,499,360	102,162
Freddie Mac Gold Pool A25162
5.50%	05/01/34	45,940	46,955
Freddie Mac Gold Pool A33262
5.50%	02/01/35	20,738	21,203
Freddie Mac Gold Pool A68781
5.50%	10/01/37	2,735	2,797
Freddie Mac Gold Pool C03813
3.50%	04/01/42	466,393	434,037
Freddie Mac Gold Pool G01548
7.50%	07/01/32	132,537	139,211
Freddie Mac Gold Pool G01644
5.50%	02/01/34	29,436	30,095
Freddie Mac Gold Pool G02366
6.50%	10/01/36	23,209	24,431
Freddie Mac Gold Pool G08844
5.00%	10/01/48	129,342	128,494
Freddie Mac Gold Pool G15897
2.50%	09/01/31	14,199	13,348
Freddie Mac Gold Pool G16085
2.50%	02/01/32	875,429	819,223
Freddie Mac Gold Pool G16524
3.50%	05/01/33	31,925	30,744
Freddie Mac Gold Pool G16756
3.50%	01/01/34	537,182	516,397

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G18581
2.50%	01/01/31	$13,806	$12,960
Freddie Mac Pool SD7503
3.50%	08/01/49	2,279,676	2,077,941
Freddie Mac Pool SD8199
2.00%	03/01/52	1,598,156	1,265,621
Freddie Mac Pool SD8347
4.50%	08/01/53	2,558,089	2,436,669
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29	9,670	9,631
Freddie Mac REMICS,
Series 3460, Class SA (IO)
(-1.00 X SOFR30A plus 6.09%, 6.20% Cap)
0.77%	06/15/38[1]	407,521	26,225
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X SOFR30A plus 6.50%, 6.61% Cap)
1.18%	04/15/42[1]	366,904	35,412
Ginnie Mae (TBA)
2.50%	04/20/54	3,900,000	3,324,141
4.50%	04/20/54	13,900,000	13,359,585
5.00%	04/20/54	11,875,000	11,672,833
5.50%	04/20/54	5,100,000	5,096,401
Ginnie Mae I Pool 782810
4.50%	11/15/39	301,465	294,085
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.63%	07/20/34[1]	8,073	7,944
Ginnie Mae II Pool MA4454
5.00%	05/20/47	11,821	11,900
Ginnie Mae II Pool MA4511
4.00%	06/20/47	2,994	2,845
Ginnie Mae II Pool MA4588
4.50%	07/20/47	104,341	102,100
Ginnie Mae II Pool MA4589
5.00%	07/20/47	587,007	590,364
Ginnie Mae II Pool MA4838
4.00%	11/20/47	272,213	258,297
Ginnie Mae II Pool MA4901
4.00%	12/20/47	221,390	210,072
Ginnie Mae II Pool MA5399
4.50%	08/20/48	270,573	263,464
Ginnie Mae II Pool MA5530
5.00%	10/20/48	3,251	3,231
Ginnie Mae II Pool MA6030
3.50%	07/20/49	37,306	33,439
Ginnie Mae II Pool MA6080
3.00%	08/20/49	19,877	17,202
Ginnie Mae II Pool MA6209
3.00%	10/20/49	350,154	303,028
Ginnie Mae,
Series 2023-134, Class F
(SOFR30A plus 1.00%)
6.32%	08/20/53[1]	965,795	963,314

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 106

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2024-30, Class AF
(SOFR30A plus 1.25%)
6.50%	02/20/54[1]	$652,640	$652,774
Ginnie Mae,
Series 2024-30, Class CF
(SOFR30A plus 1.25%)
6.50%	02/20/54[1]	1,591,229	1,593,603
UMBS (TBA)
2.00%	04/01/54	1,725,000	1,366,345
2.50%	04/01/54	5,975,000	4,943,482
3.00%	04/01/54	8,775,000	7,555,545
3.50%	04/01/54	4,500,000	4,029,874
4.00%	04/01/54	23,125,000	21,421,337
4.50%	04/01/54	15,625,000	14,883,423
5.00%	04/01/54	11,425,000	11,148,737
5.50%	04/01/54	5,725,000	5,697,164

			142,580,102

Total Mortgage-Backed
(Cost $245,600,907)			238,154,241

MUNICIPAL BONDS — 0.82%*

California — 0.01%
Los Angeles Department of Water & Power Power System Revenue Bonds, Electric Light & Power Improvements,
Series C
5.52%	07/01/27	50,000	51,186

Florida — 0.05%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series C
4.06%	10/01/31	280,000	268,046
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31	245,000	224,561

			492,607

Massachusetts — 0.15%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%	07/15/31	1,513,386	1,479,116

Michigan — 0.07%
University of Michigan Revenue Bonds, Series C
3.48%	04/01/33	750,000	697,128

New York — 0.53%
City of New York General Obligation, Public Improvements, Series 2
1.70%	03/01/29	250,000	218,815
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27	1,465,000	1,481,527
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series F, Subseries F-3
5.13%	02/01/35	718,000	732,080
5.15%	02/01/36	718,000	730,667

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29	$590,000	$519,807
New York State Dormitory Authority Revenue Bonds, University & College Improvements, Series D
5.50%	03/15/30	70,000	70,618
New York State Urban Development Corp. Revenue Bonds, Transit Improvements, Series B
2.01%	03/15/30	1,630,000	1,409,160

			5,162,674

Pennsylvania — 0.01%
Pennsylvania Economic Development Financing Authority Revenue Bonds, University of Pittsburgh Medical Center,
Series B
3.20%	11/15/27	40,000	37,873

Total Municipal Bonds
(Cost $8,193,159)			7,920,584

U.S. TREASURY SECURITIES — 44.90%

U.S. Treasury Notes — 44.90%
U.S. Treasury Notes
4.25%	03/15/27	47,990,000	47,778,169
4.50%	03/31/26	9,160,000	9,139,244
U.S. Treasury Notes (WI)
4.00%	02/15/34	79,331,000	78,048,035
4.25%	02/28/29	95,063,000	95,226,390
4.25%	03/31/29	206,285,000	205,464,951

Total U.S. Treasury Securities
(Cost $435,374,392)			435,656,789

Total Bonds — 97.33%
(Cost $954,761,534)			944,447,295

Issues		Shares	Value

COMMON STOCK — 0.04%

Communications — 0.04%
Intelsat Emergence SA3,4,5,8
(Luxembourg)		15,282	410,704

Electric — 0.00%
Homer City Holdings LLC[4,5,8]		8,014	—

Total Common Stock
(Cost $968,945)			410,704

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 22.12%

Money Market Funds — 11.20%
Dreyfus Government Cash Management Fund
5.20%[9]		41,065,000	41,065,000
Fidelity Investments Money Market Funds - Government Portfolio
5.21%[9,10]		61,917	61,917

See accompanying Notes to Financial Statements.

107 / Annual Report March 2024

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

Money Market Funds (continued)
JPMorgan U.S. Government Money Market Fund
5.16%[9]		19,913,000	$19,913,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.22%[9]		47,633,000	47,633,000

			108,672,917

U.S. Treasury Bills — 10.92%
U.S. Treasury Bills
5.49%[11]	04/11/24	$15,000,000	14,978,191

U.S. Treasury Bills (WI)
5.32%[11]	05/30/24	40,000,000	39,637,816
5.31%[11]	04/16/24	50,000,000	49,868,500
5.33%[11]	04/04/24	1,500,000	1,498,688

			105,983,195

Total Short-Term Investments
(Cost $214,697,359)			214,656,112

Total Investments - 119.49%
(Cost $1,170,427,838)			1,159,514,111

Liabilities in Excess of Other Assets - (19.49)%			(189,145,616)

Net Assets - 100.00%			$970,368,495

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2024.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $2,104,735, which is 0.22% of total net assets.
[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2024.
[8]	Non-income producing security.
[9]	Represents the current yield as of March 31, 2024.
[10]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $3,381.
[11]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(RFUCCT): Refinitiv USD IBOR Consumer Cash Fallback

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
USD 24,719,435	EUR 22,484,000	Citibank N.A.	04/12/24	$422,580
USD 486,683	EUR 448,000	The Bank of New York Mellon	04/12/24	2,562
USD 1,586,621	GBP 1,243,000	Citibank N.A.	04/12/24	16,275

				441,417

EUR 1,567,000	USD 1,703,959	Bank of America N.A.	04/12/24	(10,614)
EUR 577,000	USD 624,664	The Bank of New York Mellon	04/12/24	(1,141)
EUR 1,984,000	USD 2,158,147	Citibank N.A.	04/12/24	(14,180)
EUR 193,000	USD 208,744	Goldman Sachs International	04/12/24	(183)
GBP 200,000	USD 252,949	Citibank N.A.	04/12/24	(278)
USD 222,410	EUR 206,000	Bank of America N.A.	04/12/24	(199)

				(26,595)

NET UNREALIZED APPRECIATION				$414,822

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 108

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	1,468	06/28/24	$300,183,064	$(230,540)	$(230,540)
U.S. Treasury Five-Year Note	257	06/28/24	27,503,017	26,322	26,322
U.S. Treasury Ten-Year Ultra Bond	170	06/18/24	19,483,595	112,600	112,600
Euro-Schatz Future	3	06/06/24	342,468	547	547

			347,512,144	(91,071)	(91,071)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ultra Bond	97	06/18/24	(12,513,000)	(124,524)	(124,524)
Euro-Bund Future	56	06/06/24	(8,066,823)	(56,318)	(56,318)
Euro-Bobl Future	48	06/06/24	(6,130,080)	(27,533)	(27,533)
U.S. Treasury Ten-Year Note	15	06/18/24	(1,661,953)	11,597	11,597

			(28,371,856)	(196,778)	(196,778)

TOTAL FUTURES CONTRACTS			$319,140,288	$(287,849)	$(287,849)

See accompanying Notes to Financial Statements.

109 / Annual Report March 2024

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BONDS – 104.96%

ASSET-BACKED SECURITIES — 4.94%**
Aimco CLO,
Series 2015-AA, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.18%	10/17/34[1,2,3]	$70,000	$70,038
Allegro CLO VIII Ltd.,
Series 2018-2A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.36%)
6.68%	07/15/31[1,2,3]	26,900	26,917
AMMC CLO 30 Ltd.,
Series 2024-30A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.68%)
6.97%	01/15/37[1,2,3]	70,000	70,312
Barings CLO Ltd.,
Series 2018-2A, Class A1B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.48%)
6.80%	04/15/30[1,2,3]	110,000	109,979
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.21%)
6.53%	07/20/29[1,2,3]	71,734	71,789
FirstKey Homes Trust,
Series 2021-SFR2, Class E2
2.36%	09/17/38[3]	100,000	90,057
FirstKey Homes Trust,
Series 2022-SFR1, Class D
5.20%	05/19/39[3]	70,000	67,888
GoldenTree Loan Management U.S. CLO 4 Ltd.,
Series 2019-4A, Class ARR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.15%)
6.48%	04/24/31[1,2,3]	100,000	100,101
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[3]	27,346	25,636
Madison Park Funding XXXIX Ltd.,
Series 2021-39A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	10/22/34[1,2,3]	70,000	70,069
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.42%)
6.74%	07/15/36[1,2,3]	70,000	70,018
Palmer Square Loan Funding Ltd.,
Series 2022-3A, Class A1BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.40%)
6.72%	04/15/31[1,2,3]	115,000	115,056

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Progress Residential Trust,
Series 2021-SFR11, Class E2
3.53%	01/17/39[3]	$80,000	$69,817
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	32,985	29,461
SLM Student Loan Trust,
Series 2008-2, Class B
(SOFR90A plus 1.46%)
6.82%	01/25/83[2]	20,000	19,215
SLM Student Loan Trust,
Series 2008-3, Class B
(SOFR90A plus 1.46%)
6.82%	04/26/83[2]	20,000	19,081
SLM Student Loan Trust,
Series 2008-5, Class B
(SOFR90A plus 2.11%)
7.47%	07/25/73[2]	35,000	34,835
SLM Student Loan Trust,
Series 2008-6, Class A4
(SOFR90A plus 1.36%)
6.72%	07/25/23[2]	19,149	19,015
SLM Student Loan Trust,
Series 2008-6, Class B
(SOFR90A plus 2.11%)
7.47%	07/26/83[2]	20,000	19,023
SLM Student Loan Trust,
Series 2008-7, Class B
(SOFR90A plus 2.11%)
7.47%	07/26/83[2]	20,000	18,770
Stack Infrastructure Issuer LLC,
Series 2023-2A, Class A2
5.90%	07/25/48[3]	100,000	99,777
Vantage Data Centers Issuer LLC,
Series 2020-1A, Class A2
1.65%	09/15/45[3]	85,000	79,672
Wachovia Student Loan Trust,
Series 2006-1, Class A6
(SOFR90A plus 0.43%)
5.79%	04/25/40[2,3]	19,697	19,233

Total Asset-Backed Securities
(Cost $1,317,769)			1,315,759

CORPORATES — 45.04%*

Banking — 8.03%
Bank of America Corp.
2.30%	07/21/32[5]	407,000	333,390
2.59%	04/29/31[5]	210,000	180,969
Bank of America Corp.,
Series N
1.66%	03/11/27[5]	40,000	37,289
Bank of New York Mellon Corp. (The)
(MTN)
5.83%	10/25/33[5]	170,000	177,598
HSBC Holdings PLC
(United Kingdom)
2.80%	05/24/32[1,5]	155,000	130,026

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 110

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
JPMorgan Chase & Co.
1.58%	04/22/27[5]	$205,000	$190,147
1.95%	02/04/32[5]	365,000	297,514
2.96%	01/25/33[5]	65,000	55,555
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34[5]	170,000	164,715
5.68%	01/22/35[5]	5,000	5,052
6.04%	10/28/33[5]	10,000	10,350
6.88%	10/20/34[5]	15,000	16,437
Santander UK Group Holdings PLC
(United Kingdom)
2.47%	01/11/28[1,5]	40,000	36,762
U.S. Bancorp
4.84%	02/01/34[5]	190,000	180,514
5.68%	01/23/35[5]	5,000	5,053
Wells Fargo & Co.
(MTN)
2.57%	02/11/31[5]	80,000	68,975
3.35%	03/02/33[5]	285,000	247,222

			2,137,568

Communications — 2.88%
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32	270,000	208,580
Cisco Systems, Inc.
5.05%	02/26/34	60,000	60,812
Comcast Corp.
1.95%	01/15/31	10,000	8,311
Discovery Communications LLC
3.63%	05/15/30	35,000	31,350
Fox Corp.
6.50%	10/13/33	65,000	68,857
Sprint Capital Corp.
8.75%	03/15/32	85,000	103,127
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
4.74%	03/20/25[3]	18,750	18,650
5.15%	03/20/28[3]	100,000	99,791
T-Mobile USA, Inc.
2.55%	02/15/31	154,000	131,239
5.05%	07/15/33	35,000	34,649

			765,366

Consumer Discretionary — 2.54%
Bacardi Ltd.
(Bermuda)
4.70%	05/15/28[1,3]	90,000	87,862
BAT Capital Corp.
4.39%	08/15/37	95,000	79,905
Church & Dwight Co., Inc.
5.60%	11/15/32	20,000	20,946
Constellation Brands, Inc.
2.88%	05/01/30	30,000	26,556
Hyatt Hotels Corp.
1.80%	10/01/24	35,000	34,291

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Imperial Brands Finance PLC
(United Kingdom)
4.25%	07/21/25[1,3]	$30,000	$29,476
JDE Peet’s NV
(Netherlands)
2.25%	09/24/31[1,3]	120,000	95,620
Kenvue, Inc.
4.90%	03/22/33	15,000	15,008
Philip Morris International, Inc.
5.75%	11/17/32	60,000	61,986
Reynolds American, Inc.
5.70%	08/15/35	50,000	48,754
WarnerMedia Holdings, Inc.
4.28%	03/15/32	195,000	174,389

			674,793

Diversified REITs — 1.80%
American Assets Trust LP
3.38%	02/01/31	25,000	20,440
American Tower Corp.
2.30%	09/15/31	148,000	120,879
2.90%	01/15/30	15,000	13,224
5.65%	03/15/33	15,000	15,257
Crown Castle, Inc.
2.25%	01/15/31	120,000	98,723
3.30%	07/01/30	25,000	22,235
Digital Realty Trust LP
3.60%	07/01/29	10,000	9,220
Equinix, Inc.
2.50%	05/15/31	35,000	29,205
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32	14,000	11,868
4.00%	01/15/30	35,000	32,084
5.30%	01/15/29	20,000	19,760
VICI Properties LP
5.13%	05/15/32	62,000	59,403
VICI Properties LP/VICI Note Co., Inc.
4.63%	06/15/25[3]	15,000	14,794
Weyerhaeuser Co.
3.38%	03/09/33	15,000	13,110

			480,202

Electric — 4.14%
Alliant Energy Finance LLC
1.40%	03/15/26[3]	90,000	81,911
5.95%	03/30/29[3]	35,000	36,088
Ameren Corp.
3.50%	01/15/31	50,000	45,203
Appalachian Power Co.,
Series X
3.30%	06/01/27	20,000	18,902
Arizona Public Service Co.
6.35%	12/15/32	125,000	133,557
Berkshire Hathaway Energy Co.
1.65%	05/15/31	25,000	20,039

See accompanying Notes to Financial Statements.

111 / Annual Report March 2024

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Black Hills Corp.
4.35%	05/01/33	$36,000	$32,981
Commonwealth Edison Co.
6.45%	01/15/38	20,000	22,023
Duke Energy Corp.
2.55%	06/15/31	35,000	29,521
Duke Energy Florida LLC
5.88%	11/15/33	110,000	116,441
Eversource Energy
4.60%	07/01/27	30,000	29,531
5.13%	05/15/33	70,000	68,677
Exelon Corp.
5.30%	03/15/33	35,000	35,124
FirstEnergy Pennsylvania Electric Co.
4.00%	04/15/25[3]	75,000	73,182
ITC Holdings Corp.
4.95%	09/22/27[3]	20,000	19,889
Jersey Central Power & Light Co.
2.75%	03/01/32[3]	90,000	75,225
Narragansett Electric Co. (The)
3.40%	04/09/30[3]	35,000	31,975
Oklahoma Gas and Electric Co.
5.40%	01/15/33	15,000	15,336
Public Service Co. of New Mexico
3.85%	08/01/25	40,000	39,104
Southwestern Electric Power Co.
5.30%	04/01/33	155,000	153,193
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28	15,000	14,392
Xcel Energy, Inc.
3.40%	06/01/30	10,000	8,943

			1,101,237

Energy — 2.68%
Aker BP ASA
(Norway)
3.10%	07/15/31[1,3]	67,000	57,348
Boston Gas Co.
3.76%	03/16/32[3]	25,000	22,049
CenterPoint Energy Resources Corp.
5.40%	03/01/33	115,000	117,112
East Ohio Gas Co. (The)
2.00%	06/15/30[3]	15,000	12,359
KeySpan Gas East Corp.
5.99%	03/06/33[3]	85,000	86,314
NiSource, Inc.
5.40%	06/30/33	75,000	75,726
Piedmont Natural Gas Co., Inc.
2.50%	03/15/31	10,000	8,453
5.40%	06/15/33	65,000	65,715
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25	30,000	29,613
Rockies Express Pipeline LLC
3.60%	05/15/25[3]	20,000	19,537
4.95%	07/15/29[3]	5,000	4,683

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
Southern Co. Gas Capital Corp.
5.15%	09/15/32	$20,000	$20,109
5.75%	09/15/33	102,000	105,872
Southern Natural Gas Co. LLC
4.80%	03/15/47[3]	30,000	24,785
TransCanada PipeLines Ltd.
(Canada)
4.63%	03/01/34[1]	30,000	28,368
5.60%	03/31/34[1]	35,000	35,508

			713,551

Finance — 4.82%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.00%	10/29/28[1]	80,000	72,428
3.30%	01/30/32[1]	60,000	51,432
3.88%	01/23/28[1]	16,000	15,172
Air Lease Corp.
3.63%	12/01/27	26,000	24,556
4.63%	10/01/28	15,000	14,606
American Express Co.
6.49%	10/30/31[5]	100,000	107,261
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	46,000	40,936
2.75%	02/21/28[1,3]	10,000	8,953
4.38%	05/01/26[1,3]	5,000	4,838
Citigroup, Inc.
2.52%	11/03/32[5]	200,000	164,328
2.56%	05/01/32[5]	70,000	58,403
3.06%	01/25/33[5]	32,000	27,203
Discover Financial Services
6.70%	11/29/32	25,000	26,479
Goldman Sachs Group, Inc. (The)
1.95%	10/21/27[5]	50,000	45,994
2.65%	10/21/32[5]	212,000	176,454
Intercontinental Exchange, Inc.
1.85%	09/15/32	50,000	39,145
Morgan Stanley
(MTN)
1.79%	02/13/32[5]	240,000	191,917
1.93%	04/28/32[5]	215,000	172,617
Nationwide Building Society
(United Kingdom)
1.50%	10/13/26[1,3]	25,000	22,821
Pipeline Funding Co. LLC
7.50%	01/15/30[3]	16,532	17,351

			1,282,894

Food — 1.05%
General Mills, Inc.
4.95%	03/29/33	50,000	49,517
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
(Canada)
6.75%	03/15/34[1,3]	85,000	89,395

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 112

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Food (continued)
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31[1]	$32,000	$27,748
Kellanova
5.25%	03/01/33	30,000	30,087
Pilgrim’s Pride Corp.
3.50%	03/01/32	60,000	50,930
Smithfield Foods, Inc.
2.63%	09/13/31[3]	40,000	31,346

			279,023

Health Care — 6.55%
Alcon Finance Corp.
2.75%	09/23/26[3]	40,000	37,771
Amgen, Inc.
5.25%	03/02/33	165,000	166,467
Ascension Health,
Series B
2.53%	11/15/29	20,000	17,844
Barnabas Health, Inc.,
Series 2012
4.00%	07/01/28	15,000	14,386
Baxter International, Inc.
3.95%	04/01/30	10,000	9,368
Bayer U.S. Finance II LLC
4.38%	12/15/28[3]	45,000	42,379
Bayer U.S. Finance LLC
6.50%	11/21/33[3]	95,000	96,686
Becton Dickinson & Co.
3.70%	06/06/27	20,000	19,220
Bristol-Myers Squibb Co.
5.20%	02/22/34	135,000	137,210
Centene Corp.
3.00%	10/15/30	85,000	72,954
Cigna Group (The)
2.40%	03/15/30	105,000	90,725
CVS Health Corp.
3.25%	08/15/29	40,000	36,706
5.25%	02/21/33	150,000	150,171
DENTSPLY SIRONA, Inc.
3.25%	06/01/30	35,000	31,036
Elanco Animal Health, Inc.
6.65%	08/28/28	15,000	15,247
Elevance Health, Inc.
5.50%	10/15/32	45,000	46,168
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26[3]	20,000	18,107
HCA, Inc.
3.63%	03/15/32	75,000	66,425
4.13%	06/15/29	65,000	61,557
Humana, Inc.
3.70%	03/23/29	10,000	9,418
5.38%	04/15/31	150,000	150,182
Illumina, Inc.
2.55%	03/23/31	25,000	20,695

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
5.75%	12/13/27	$15,000	$15,191
IQVIA, Inc.
6.25%	02/01/29	35,000	36,360
Medtronic Global Holdings SCA
(Luxembourg)
4.50%	03/30/33[1]	20,000	19,424
Pfizer Investment Enterprises Pte Ltd.
(Slovenia)
4.75%	05/19/33[1]	35,000	34,498
Premier Health Partners,
Series G
2.91%	11/15/26	15,000	13,793
Providence St. Joseph Health Obligated Group,
Series H
2.75%	10/01/26	20,000	18,738
Regeneron Pharmaceuticals, Inc.
1.75%	09/15/30	20,000	16,378
Revvity, Inc.
2.55%	03/15/31	35,000	29,545
Roche Holdings, Inc.
5.59%	11/13/33[3]	85,000	89,439
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27[1]	25,000	22,228
Smith & Nephew PLC
(United Kingdom)
2.03%	10/14/30[1]	30,000	24,772
STERIS Irish FinCo UnLtd Co.
(Ireland)
2.70%	03/15/31[1]	30,000	25,651
Thermo Fisher Scientific, Inc.
5.09%	08/10/33	34,000	34,406
Universal Health Services, Inc.
1.65%	09/01/26	35,000	31,910
Zoetis, Inc.
5.60%	11/16/32	20,000	20,772

			1,743,827

Health Care REITs — 0.30%
DOC DR LLC
2.63%	11/01/31	5,000	4,123
4.30%	03/15/27	26,000	25,462
Healthcare Reality Holdings LP
2.00%	03/15/31	30,000	23,874
3.10%	02/15/30	15,000	13,047
Healthcare Realty Holdings LP
3.88%	05/01/25	4,000	3,913
Ventas Realty LP
4.13%	01/15/26	10,000	9,773

			80,192

Hotel & Resort REITs — 0.10%
Host Hotels & Resorts LP,
Series I
3.50%	09/15/30	30,000	26,695

See accompanying Notes to Financial Statements.

113 / Annual Report March 2024

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrial REITs — 0.26%
LXP Industrial Trust
2.38%	10/01/31	$25,000	$20,033
2.70%	09/15/30	25,000	20,925
Rexford Industrial Realty LP
2.13%	12/01/30	5,000	4,088
2.15%	09/01/31	30,000	24,087

			69,133

Industrials — 1.78%
Amcor Finance USA, Inc.
3.63%	04/28/26	25,000	24,117
5.63%	05/26/33	15,000	15,380
BAE Systems Holdings, Inc.
3.80%	10/07/24[3]	15,000	14,852
3.85%	12/15/25[3]	10,000	9,763
Berry Global, Inc.
1.57%	01/15/26	20,000	18,730
1.65%	01/15/27	20,000	18,169
5.65%	01/15/34[3]	85,000	84,634
Boeing Co. (The)
4.88%	05/01/25	15,000	14,836
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.64%)
5.91%	05/05/26[2]	10,000	10,029
Sealed Air Corp.
1.57%	10/15/26[3]	30,000	27,129
Smurfit Kappa Treasury ULC
(Ireland)
5.44%	04/03/34[1,3]	200,000	200,401
Sonoco Products Co.
3.13%	05/01/30	25,000	22,358
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.63%	04/28/26[1,3]	15,000	14,460

			474,858

Information Technology — 1.92%
Broadcom, Inc.
2.60%	02/15/33[3]	50,000	40,614
3.42%	04/15/33[3]	20,000	17,333
Constellation Software, Inc.
(Canada)
5.46%	02/16/34[1,3]	100,000	100,638
Fiserv, Inc.
2.65%	06/01/30	20,000	17,429
5.63%	08/21/33	20,000	20,448
Micron Technology, Inc.
2.70%	04/15/32	15,000	12,544
Netflix, Inc.
3.63%	06/15/25[3]	20,000	19,583
Open Text Corp.
(Canada)
6.90%	12/01/27[1,3]	72,000	74,333
Oracle Corp.
2.88%	03/25/31	70,000	60,911

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Information Technology (continued)
6.25%	11/09/32	$90,000	$96,375
Take-Two Interactive Software, Inc.
4.00%	04/14/32	55,000	50,833

			511,041

Insurance — 3.24%
Aon Corp.
2.80%	05/15/30	40,000	35,291
Aon Corp./Aon Global Holdings PLC
2.60%	12/02/31	60,000	50,594
Athene Global Funding
1.61%	06/29/26[3]	5,000	4,590
(SOFR Index plus 0.70%)
6.06%	05/24/24[2,3]	30,000	30,034
Brown & Brown, Inc.
4.20%	03/17/32	30,000	27,755
Equitable Financial Life Global Funding
1.30%	07/12/26[3]	25,000	22,709
Farmers Exchange Capital
7.05%	07/15/28[3]	5,000	5,054
Farmers Insurance Exchange
4.75%	11/01/57[3,5]	65,000	48,257
Marsh & McLennan Cos., Inc.
2.25%	11/15/30	30,000	25,530
Metropolitan Life Global Funding I
2.95%	04/09/30[3]	220,000	195,375
MMI Capital Trust I,
Series B
7.63%	12/15/27	50,000	52,768
Nationwide Mutual Insurance Co.
7.88%	12/15/24[3,5]	50,000	50,005
New York Life Global Funding
5.00%	01/09/34[3]	160,000	158,377
New York Life Insurance Co.
5.88%	05/15/33[3]	65,000	67,683
Progressive Corp. (The)
3.20%	03/26/30	10,000	9,142
Teachers Insurance & Annuity Association of America
4.38%	09/15/54[3,5]	55,000	54,125
Willis North America, Inc.
5.35%	05/15/33	25,000	24,896

			862,185

Materials — 0.48%
Georgia-Pacific LLC
2.30%	04/30/30[3]	20,000	17,209
International Flavors & Fragrances, Inc.
1.83%	10/15/27[3]	20,000	17,751
2.30%	11/01/30[3]	95,000	78,960
3.27%	11/15/40[3]	20,000	14,253

			128,173

Office REITs — 0.31%
Hudson Pacific Properties LP
3.95%	11/01/27	25,000	22,171
Kilroy Realty LP
2.50%	11/15/32	40,000	30,152

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 114

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Office REITs (continued)
3.05%	02/15/30	$5,000	$4,260
Piedmont Operating Partnership LP
2.75%	04/01/32	35,000	25,327

			81,910

Residential REITs — 0.74%
American Homes 4 Rent LP
2.38%	07/15/31	30,000	24,399
Essex Portfolio LP
2.65%	03/15/32	10,000	8,279
5.50%	04/01/34	70,000	70,072
Invitation Homes Operating Partnership LP
5.50%	08/15/33	70,000	69,768
Mid-America Apartments LP
1.70%	02/15/31	20,000	16,140
UDR, Inc.
(MTN)
4.40%	01/26/29	10,000	9,658

			198,316

Retail — 0.07%
Starbucks Corp.
2.55%	11/15/30	20,000	17,359

Services — 0.55%
Global Payments, Inc.
5.30%	08/15/29	60,000	59,809
5.95%	08/15/52	10,000	10,000
Moody’s Corp.
4.25%	08/08/32	20,000	19,046
Northwestern University
3.69%	12/01/38	20,000	17,910
RELX Capital, Inc.
3.00%	05/22/30	20,000	17,978
Republic Services, Inc.
2.90%	07/01/26	5,000	4,793
S&P Global, Inc.
2.90%	03/01/32	10,000	8,717
Worldline SA
(France)
0.00%	07/30/25[1,7]	75	8,964

			147,217

Specialized REITs — 0.33%
CubeSmart LP
4.38%	02/15/29	15,000	14,405
Extra Space Storage LP
2.20%	10/15/30	40,000	33,183
NNN REIT, Inc.
5.60%	10/15/33	40,000	40,541

			88,129

Transportation — 0.47%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	19,768	17,878

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
JetBlue Airways Pass-Through Trust,
Series 2019-1, Class AA
2.75%	05/15/32	$26,965	$23,136
Norfolk Southern Corp.
3.00%	03/15/32	15,000	13,046
Union Pacific Corp.
2.89%	04/06/36	20,000	16,322
United Airlines Pass-Through Trust,
Series 2023-1, Class A
5.80%	01/15/36	55,000	55,837

			126,219

Total Corporates
(Cost $12,301,468)			11,989,888

MORTGAGE-BACKED — 25.74%**

Non-Agency Commercial Mortgage-Backed — 6.68%
1211 Avenue of the Americas Trust,
Series 2015-1211, Class A1A2
3.90%	08/10/35[3]	36,000	34,704
BPR Trust,
Series 2022-OANA, Class A
(CME Term SOFR 1-Month plus 1.90%)
7.22%	04/15/37[2,3]	50,000	50,241
BX Trust,
Series 2019-OC11, Class C
3.86%	12/09/41[3]	79,000	70,301
BX Trust,
Series 2021-LBA, Class DV
(CME Term SOFR 1-Month plus 1.71%)
7.04%	02/15/36[2,3]	33,214	32,739
BX Trust,
Series 2021- VIEW, Class A
(CME Term SOFR 1-Month plus 1.39%)
6.72%	06/15/36[2,3]	50,000	48,593
BX Trust,
Series 2023-DELC, Class B
(CME Term SOFR 1-Month plus 3.34%)
8.66%	05/15/38[2,3]	32,000	32,298
CAMB Commercial Mortgage Trust,
Series 2019- LIFE, Class B
(CME Term SOFR 1-Month plus 1.55%)
6.87%	12/15/37[2,3]	67,000	67,021
CAMB Commercial Mortgage Trust,
Series 2019- LIFE, Class D
(CME Term SOFR 1-Month plus 2.05%)
7.37%	12/15/37[2,3]	33,000	33,046
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
0.94%	10/10/47[5]	542,371	1,411
Citigroup Commercial Mortgage Trust,
Series 2020-555, Class A
2.65%	12/10/41[3]	100,000	85,247
Commercial Mortgage Trust,
Series 2014-CR19, Class XA (IO)
0.79%	08/10/47[5]	442,972	606

See accompanying Notes to Financial Statements.

115 / Annual Report March 2024

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2014-UBS3, Class XA (IO)
0.99%	06/10/47[5]	$1,047,015	$92
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
0.78%	09/10/47[4,5,6]	1,714,977	1,695
Commercial Mortgage Trust,
Series 2016-787S, Class A
3.55%	02/10/36[3]	35,000	33,074
Credit Suisse Mortgage Capital Trust,
Series 2021-B33, Class A2
3.17%	10/10/43[3]	100,000	84,339
CSAIL Commercial Mortgage Trust,
Series 2015-C4, Class AS
4.17%	11/15/48[5]	50,000	48,192
CSAIL Commercial Mortgage Trust,
Series 2019-C18, Class A2
2.84%	12/15/52	39,467	38,575
Great Wolf Trust,
Series 2019-WOLF, Class C
(CME Term SOFR 1-Month plus 1.95%)
7.27%	12/15/36[2,3]	76,765	76,461
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37[3,5]	375,000	727
GS Mortgage Securities Corp. Trust,
Series 2023-FUN, Class B
(CME Term SOFR 1-Month plus 2.79%)
8.12%	03/15/28[2,3]	100,000	100,509
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
0.44%	08/10/43[3,5]	2,381,297	2,054
GS Mortgage Securities Trust,
Series 2011-GC5, Class XA (IO)
0.09%	08/10/44[3,5]	175,125	1
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
0.79%	04/10/47[5]	89,395	48
Houston Galleria Mall Trust,
Series 2015-HGLR, Class A1A2
3.09%	03/05/37[3]	50,000	48,460
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class XA (IO)
0.77%	09/15/47[5]	1,480,248	4,250
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.79%	11/15/47[5]	1,345,043	2,542
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2, Class XB (IO)
1.30%	11/15/43[3,5]	425,656	2,726
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-NINE, Class A
2.85%	09/06/38[3,5]	70,000	65,531

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2022-ACB, Class A
(SOFR30A plus 1.40%)
6.72%	03/15/39[2,3]	$100,000	$99,361
Manhattan West Mortgage Trust,
Series 2020-1MW, Class B
2.33%	09/10/39[3,5]	100,000	88,236
Med Trust,
Series 2021-MDLN, Class D
(CME Term SOFR 1-Month plus 2.11%)
7.44%	11/15/38[2,3]	84,594	84,390
MHC Commercial Mortgage Trust,
Series 2021-MHC, Class B
(CME Term SOFR 1-Month plus 1.22%)
6.54%	04/15/38[2,3]	37,749	37,526
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class XA (IO)
0.95%	12/15/47[5]	1,558,332	2,410
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
0.99%	04/15/48[5]	628,093	3,192
SCOTT Trust,
Series 2023-SFS, Class A
5.91%	03/15/40[3]	110,000	110,766
SMRT,
Series 2022-MINI, Class B
(CME Term SOFR 1-Month plus 1.35%)
6.68%	01/15/39[2,3]	33,000	32,547
SREIT Trust,
Series 2021-MFP, Class B
(CME Term SOFR 1-Month plus 1.19%)
6.52%	11/15/38[2,3]	47,843	47,548
SREIT Trust,
Series 2021-MFP2, Class C
(CME Term SOFR 1-Month plus 1.49%)
6.81%	11/15/36[2,3]	100,000	99,276
SREIT Trust,
Series 2021-PALM, Class C
(CME Term SOFR 1-Month plus 1.07%)
6.40%	10/15/34[2,3]	50,000	49,138
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.01%	08/10/49[3,4,5,6]	245,012	43
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
0.97%	08/15/50[5]	118,100	88
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class XA (IO)
1.01%	12/15/47[5]	4,002,689	16,624
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class XA (IO)
0.58%	07/15/58[5]	1,988,007	11,161
Wells Fargo Commercial Mortgage Trust,
Series 2016-LC25, Class AS
3.86%	12/15/59[5]	52,000	49,421

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 116

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
WMRK Commercial Mortgage Trust,
Series 2022-WMRK, Class A
(CME Term SOFR 1-Month plus 2.79%)
8.11%	11/15/27[2,3]	$80,000	$80,363

			1,777,573

Non-Agency Mortgage-Backed — 5.67%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-R11, Class M3
(CME Term SOFR 1-Month plus 0.86%)
6.19%	01/25/36[2]	95,736	92,754
Asset-Backed Funding Certificates,
Series 2006-OPT1, Class A3D
(CME Term SOFR 1-Month plus 0.59%)
5.92%	09/25/36[2]	55,000	53,413
Banc of America Funding Trust,
Series 2014-R7, Class 2A1
(CME Term SOFR 1-Month plus 0.25%)
5.58%	09/26/36[2,3]	1,810	1,813
Bear Stearns ARM Trust,
Series 2004-1, Class 12A5
5.01%	04/25/34[5]	5,471	4,786
Bombardier Capital Mortgage Securitization Corp.,
Series 2000-A, Class A2
7.58%	06/15/30[5]	19,426	2,114
Carrington Mortgage Loan Trust,
Series 2006-FRE1, Class A3
(CME Term SOFR 1-Month plus 0.26%)
5.59%	04/25/36[2]	74,671	72,299
Carrington Mortgage Loan Trust,
Series 2007-HE1, Class A4
(CME Term SOFR 1-Month plus 0.40%)
5.73%	06/25/37[2]	85,000	79,002
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61[3,5]	55,928	48,983
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT1, Class M1
(CME Term SOFR 1-Month plus 0.74%)
6.07%	02/25/35[2]	34,501	31,694
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A1
(CME Term SOFR 1-Month plus 1.01%)
6.34%	10/25/47[2]	17,108	15,459
Fannie Mae Connecticut Avenue Securities,
Series 2022-R01, Class 1M2
(SOFR30A plus 1.90%)
7.22%	12/25/41[2,3]	50,000	50,410
Fannie Mae Connecticut Avenue Securities,
Series 2024-R01, Class 1M2
(SOFR30A plus 1.80%)
7.12%	01/25/44[2,3]	50,000	50,276

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA6, Class M2
(SOFR30A plus 1.50%)
6.82%	10/25/41[2,3]	$50,000	$50,113
GCAT Trust,
Series 2023-INV1, Class A7
6.00%	08/25/53[3,5]	91,987	91,963
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
5.06%	09/25/35[5]	7,994	7,455
Home Equity Asset Trust,
Series 2005-4, Class M6
(CME Term SOFR 1-Month plus 1.19%)
4.95%	10/25/35[2]	80,000	80,272
HSI Asset Securitization Corp. Trust,
Series 2007-WF1, Class 1A1
(CME Term SOFR 1-Month plus 0.43%)
5.76%	05/25/37[2]	2,855	2,850
Impac CMB Trust,
Series 2007-A, Class A
(CME Term SOFR 1-Month plus 0.61%)
5.94%	05/25/37[2,3]	74,424	72,199
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX3, Class A1
(CME Term SOFR 1-Month plus 0.59%)
5.92%	06/25/37[2]	117,674	103,834
Long Beach Mortgage Loan Trust,
Series 2006-1, Class 1A
(CME Term SOFR 1-Month plus 0.55%)
5.88%	02/25/36[2]	2,985	2,904
MFATrust,
Series 2021-INV1, Class A3
1.26%	01/25/56[3,5]	94,881	88,103
Morgan Stanley Mortgage Loan Trust,
Series 2004-5AR, Class 3A1
5.57%	07/25/34[5]	8,456	8,256
New Residential Mortgage Loan Trust,
Series 2022-NQM4, Class A1 (STEP-reset date 05/25/24)
5.00%	06/25/62[3]	86,077	86,923
OBX Trust,
Series 2024-HYB1, Class A1
3.53%	03/25/53[3,5]	83,194	79,066
Saxon Asset Securities Trust,
Series 2007-2, Class A2A
(CME Term SOFR 1-Month plus 0.21%)
5.54%	05/25/47[2]	61,028	42,116
Structured Asset Mortgage Investments II Trust,
Series 2004-AR1, Class 1A2
(CME Term SOFR 1-Month plus 0.81%)
6.14%	03/19/34[2]	1,107	1,046
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-BC6, Class A1
(CME Term SOFR 1-Month plus 0.27%)
5.60%	01/25/37[2]	112,292	105,675

See accompanying Notes to Financial Statements.

117 / Annual Report March 2024

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp.,
Series 2005-WF1, Class M4
(CME Term SOFR 1-Month plus 1.24%)
6.57%	02/25/35[2]	$66,010	$64,813
Verus Securitization Trust,
Series 2023-4, Class A1 (STEP-reset date 05/25/24)
5.81%	05/25/68[3]	108,331	107,695
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates,
Series 2004-1, Class 2A1
(CME Term SOFR 1-Month plus 0.71%)
6.04%	04/25/34[2]	9,712	9,404

			1,507,690

U.S. Agency Commercial Mortgage-Backed — 0.09%
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.04%	04/25/36[5]	42,760	380
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.68%	01/25/39[5]	281,455	1,526
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K049, Class X3 (IO)
1.55%	10/25/43[5]	250,000	4,673
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.11%	02/16/53[5]	1,704,599	3,359
Ginnie Mae,
Series 2013-1, Class IO (IO)
0.58%	02/16/54[5]	457,085	5,223
Ginnie Mae,
Series 2013-125, Class IO (IO)
0.23%	10/16/54[5]	658,528	8,733

			23,894

U.S. Agency Mortgage-Backed — 13.30%
Fannie Mae Pool BW9897
4.50%	10/01/52	22,839	21,764
Fannie Mae REMICS,
Series 2011-116, Class SA (IO)
(-1.00 X SOFR30A plus 5.89%, 6.00% Cap)
0.57%	11/25/41[2]	44,822	3,412
Fannie Mae REMICS,
Series 2012-128, Class UA
2.50%	06/25/42	18,228	16,082
Fannie Mae REMICS,
Series 2013-5, Class GF
(SOFR30A plus 1.21%)
5.00%	10/25/42[2]	27,673	26,738
Freddie Mac Pool SD8189
2.50%	01/01/52	43,104	35,692
Freddie Mac Pool SD8199
2.00%	03/01/52	45,018	35,651

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 4064, Class TB
3.50%	06/15/42	$98,618	$91,579
Freddie Mac Strips,
Series 240, Class IO (IO)
5.50%	07/15/36	124,296	24,547
Ginnie Mae (TBA)
4.50%	04/20/54	375,000	360,421
5.00%	04/20/54	300,000	294,893
5.50%	04/20/54	100,000	99,929
Ginnie Mae,
Series 2003-110, Class S (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.49%, 6.60% Cap)
1.16%	10/20/33[2]	148,784	9,555
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48	20,254	18,099
Ginnie Mae,
Series 2018-154, Class BP
3.50%	11/20/48	2,100	1,944
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49	17,319	15,695
Ginnie Mae,
Series 2023-113, Class FD
(SOFR30A plus 1.35%)
6.50%	08/20/53[2]	47,943	48,044
Ginnie Mae,
Series 2023-116, Class FL
(SOFR30A plus 1.15%)
6.47%	08/20/53[2]	48,615	48,849
UMBS (TBA)
2.00%	04/01/54	225,000	178,219
2.50%	04/01/54	250,000	206,840
3.00%	04/01/54	300,000	258,309
3.50%	04/01/54	275,000	246,270
4.00%	04/01/54	500,000	463,164
4.50%	04/01/54	700,000	666,778
5.00%	04/01/54	250,000	243,955
5.50%	04/01/54	125,000	124,392

			3,540,821

Total Mortgage-Backed
(Cost $7,807,957)			6,849,978

MUNICIPAL BONDS — 1.50%*

California — 0.13%
San Francisco City & County Airport Commercial-San Francisco International Airport Revenue Bonds, Series C
3.05%	05/01/34	20,000	17,181
Santa Monica Community College District General Obligation Bonds
2.05%	08/01/33	20,000	16,237

			33,418

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 118

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

Florida — 0.05%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series D
3.50%	10/01/31	$15,000	$13,749

Maryland — 0.04%
City of Baltimore Revenue Bonds, Series B
2.13%	07/01/33	15,000	11,955

Massachusetts — 0.11%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%	07/15/31	16,486	16,112
Massachusetts School Building Authority Revenue Bonds, Series B
2.97%	10/15/32	15,000	13,299

			29,411

Michigan — 0.09%
University of Michigan Revenue Bonds, Series C
3.44%	04/01/31	25,000	23,665

New York — 1.08%
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
3.73%	08/01/29	5,000	4,801
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series D
2.50%	11/01/33	50,000	41,127
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	100,000	79,514
New York State Dormitory Authority Revenue Bonds, Series C
1.95%	03/15/29	75,000	66,077
New York State Dormitory Authority Revenue Bonds, University & College Improvements
5.29%	03/15/33	50,000	50,343
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series B
2.97%	03/15/34	15,000	12,986
New York State Urban Development Corp. Revenue Bonds, Economic Improvements, Series F
2.00%	03/15/33	15,000	12,092
New York State Urban Development Corp. Revenue Bonds, Transit Improvements, Series B
2.59%	03/15/35	25,000	20,963

			287,903

Total Municipal Bonds
(Cost $472,019)			400,101

U.S. TREASURY SECURITIES — 27.74%

U.S. Treasury Notes — 27.74%
U.S. Treasury Notes
4.25%	03/15/27	485,000	482,859
4.50%	03/31/26	3,160,000	3,152,840
U.S. Treasury Notes (WI)
4.00%	02/15/34	300,000	295,148

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
4.25%	02/28/29	$927,000	$928,593
4.25%	03/31/29	2,535,000	2,524,923

Total U.S. Treasury Securities
(Cost $7,385,584)			7,384,363

Total Bonds — 104.96%
(Cost $29,284,797)			27,940,089

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 9.25%

Money Market Funds — 9.25%
Dreyfus Government Cash Management Fund
5.20%[8]		700,000	700,000
Fidelity Investments Money Market Funds - Government Portfolio
5.21%[8]		19,979	19,979
JPMorgan U.S. Government Money Market Fund
5.16%[8]		991,000	991,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.22%[8]		751,000	751,000

Total Short-Term Investments
(Cost $2,461,979)			2,461,979

Total Investments - 114.21%
(Cost $31,746,776)			30,402,068

Liabilities in Excess of Other Assets - (14.21)%			(3,783,247)

Net Assets - 100.00%			$26,618,821

[1]	Foreign denominated security issued by foreign domiciled entity.
[2]	Floating rate security. The rate disclosed was in effect at March 31, 2024.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $31,199, which is 0.12% of total net assets.
[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2024.
[8]	Represents the current yield as of March 31, 2024.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

119 / Annual Report March 2024

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EUR): Euro

(IO): Interest Only

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(S&P): Standard & Poor’s

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 8,803	EUR 8,000	Bank of America N.A.	04/12/24	$158

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	33	06/28/24	$6,747,984	$(4,773)	$(4,773)
U.S. Treasury Five-Year Note	24	06/28/24	2,568,375	2,265	2,265

			9,316,359	(2,508)	(2,508)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	17	06/18/24	(1,948,359)	(8,048)	(8,048)
U.S. Treasury Ultra Bond	2	06/18/24	(258,000)	(4,308)	(4,308)

			(2,206,359)	(12,356)	(12,356)

TOTAL FUTURES CONTRACTS			$7,110,000	$(14,864)	$(14,864)

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation
SWAPS: INTEREST RATE
Interest Rate Swap[1]	12/20/53	USD-SOFR- COMPOUND	Annual	3.52%	Annual	$69	$805	$—	$805

TOTAL SWAPS CONTRACTS						$69	$805	$—	$805

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 120

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BONDS – 117.98%
ASSET-BACKED SECURITIES — 7.82%**
Access Group, Inc.,
Series 2015-1, Class A
(SOFR30A plus 0.81%)
6.13%	07/25/56[1,2]	$738,799	$730,964
AmeriCredit Automobile Receivables Trust,
Series 2020-1, Class D
1.80%	12/18/25	6,065,000	5,995,905
AmeriCredit Automobile Receivables Trust,
Series 2020-3, Class D
1.49%	09/18/26	2,587,000	2,476,860
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.21%)
6.53%	07/20/29[1,2,3]	855,731	856,390
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(CME Term SOFR 1-Month plus 0.56%)
5.89%	04/25/35[1,2]	78,622	75,112
Carvana Auto Receivables Trust,
Series 2021-N2, Class D
1.27%	03/10/28	1,112,823	1,046,826
Domino’s Pizza Master Issuer LLC,
Series 2015-1A, Class A2II
4.47%	10/25/45[2]	3,617,250	3,551,841
Flagship Credit Auto Trust,
Series 2019-4, Class D
3.12%	01/15/26[2]	2,111,449	2,085,900
GLS Auto Receivables Issuer Trust,
Series 2020-3A, Class D
2.27%	05/15/26[2]	1,631,298	1,617,906
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD3-Month plus 0.45%)
6.04%	08/25/42[1]	1,094,368	1,030,785
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[2]	2,586,481	2,424,695
JPMorgan Chase Bank N.A. - CACLN,
Series 2021-1, Class C
1.02%	09/25/28[2]	142,273	140,780
LCM XXIV Ltd.,
Series 24A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.24%)
6.56%	03/20/30[1,2,3]	2,609,513	2,611,418
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class AR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.26%)
6.58%	07/21/30[1,2,3]	10,062,342	10,071,197
Navient Private Education Refi Loan Trust,
Series 2021-CA, Class A
1.06%	10/15/69[2]	812,139	714,393

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust,
Series 2021-FA, Class A
1.11%02/18/70[2]		$2,606,632	$2,232,255
Nelnet Student Loan Trust,
Series 2013-1A, Class A
(SOFR30A plus 0.71%)
6.03%	06/25/41[1,2]	1,041,322	1,024,326
NYACK Park CLO Ltd.,
Series 2021-1A, Class X
(Cayman Islands)
(CME Term SOFR 3-Month plus 0.91%)
6.23%	10/20/34[1,2,3]	920,759	920,014
OCP CLO Ltd.,
Series 2017-14A, Class A1A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.73%	11/20/30[1,2,3]	1,420,990	1,422,809
Octagon Investment Partners XVII Ltd.,
Series 2013-1A, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.99%	01/25/31[1,2,3]	1,310,000	1,311,237
Palmer Square Loan Funding Ltd.,
Series 2021-2A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.06%)
6.38%	05/20/29[1,2,3]	534,773	535,057
Palmer Square Loan Funding Ltd.,
Series 2022-3A, Class A1BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.40%)
6.72%	04/15/31[1,2,3]	6,060,000	6,062,975
Progress Residential Trust,
Series 2020-SFR3, Class F
2.80%	10/17/27[2]	6,980,000	6,555,516
ReadyCap Commercial Mortgage Trust,
Series 2019-6, Class A
2.83%	10/25/52[2]	2,084,001	2,013,767
Reese Park CLO Ltd.,
Series 2020-1A, Class XR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.16%)
6.48%	10/15/34[1,2,3]	1,108,333	1,107,479
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.45%)
6.77%	10/20/30[1,2,3]	1,321,141	1,324,391
Rockford Tower CLO Ltd.,
Series 2018-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.36%)
6.68%	05/20/31[1,2,3]	1,062,141	1,062,561
Santander Bank Auto Credit-Linked Notes,
Series 2022-B, Class E
8.68%	08/16/32[2]	1,397,547	1,388,045

See accompanying Notes to Financial Statements.

121 / Annual Report March 2024

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust,
Series 2021-3, Class C
0.95%	09/15/27	$313,589	$312,367
Santander Drive Auto Receivables Trust,
Series 2021-3, Class D
1.33%	09/15/27	6,260,000	6,030,211
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	5,607,527	5,008,441
SLC Student Loan Trust,
Series 2007-1, Class A4
(SOFR90A plus 0.32%)
5.68%	05/15/29[1]	882,284	880,016
SLM Student Loan Trust,
Series 2008-4, Class A4
(SOFR90A plus 1.91%)
7.27%	07/25/22[1]	2,086,348	2,108,680
SLM Student Loan Trust,
Series 2008-6, Class A4
(SOFR90A plus 1.36%)
6.72%	07/25/23[1]	1,597,032	1,585,855
SLM Student Loan Trust,
Series 2012-2, Class A
(SOFR30A plus 0.81%)
6.13%	01/25/29[1]	1,467,657	1,431,951
SLM Student Loan Trust,
Series 2014-1, Class A3
(SOFR30A plus 0.71%)
6.03%	02/26/29[1]	2,711,194	2,611,470
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	2,800,000	2,587,612
Vantage Data Centers Issuer LLC,
Series 2019-1A, Class A2
3.19%	07/15/44[2]	3,646,943	3,613,328
Voya CLO,
Series 2017-2A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.24%)
6.56%	06/07/30[1,2,3]	5,275,743	5,279,594
World Omni Auto Receivables Trust,
Series 2021-D, Class B
1.52%	11/15/27	5,325,000	4,987,966

Total Asset-Backed Securities
(Cost $99,819,397)			98,828,895

BANK LOANS — 1.50%*
Automotive — 0.00%
First Brands Group LLC,
Term Loan B, 1st Lien
(SOFR plus 5.26%)
10.57%	03/30/27[1]	43,761	43,881

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Communications — 0.25%
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.30%	12/17/27[1]	$67,230	$66,923
Charter Communications Operating LLC,
Term Loan B2, 1st Lien
(SOFR plus 1.75%)
7.08%	02/01/27[1]	2,234,126	2,236,115
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.62%	10/08/27[1]	109,317	109,215
New Insight Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.76%)
11.07%	12/20/24[1]	65,893	39,763
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.44%	03/09/27[1]	836,172	736,069

			3,188,085

Consumer Discretionary — 0.08%
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28[1]	147,127	115,534
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.66%	01/24/29[1,3]	687,588	644,848
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.00%	01/24/30[1]	136,414	111,816
Osmosis Buyer Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.07%	07/31/28[1]	80,041	80,275

			952,473

Entertainment — 0.06%
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.85%)
7.18%	08/01/27[1]	504,313	503,093
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.19%	05/16/25[1]	305,379	305,542

			808,635

Finance — 0.08%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B6, 1st Lien
(SOFR plus 2.00%)
7.33%	06/22/28[1]	235,695	236,027

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 122

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Finance (continued)
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.06%	04/09/27[1]	$172,968	$172,331
Jane Street Group LLC,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.94%	01/26/28[1]	115,842	116,031
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(SOFR plus 2.26%)
7.56%	11/06/28[1]	515,000	516,645

			1,041,034

Food — 0.01%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	10/01/25[1]	24,146	23,780
H-Food Holdings LLC,
Term Loan, 1st Lien
(SOFR plus 3.95%)
9.29%	05/23/25[1]	45,231	33,104

			56,884

Health Care — 0.17%
Carestream Dental Equipment, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.56%	09/01/24[1]	117,441	102,566
Carestream Dental, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
9.94%	09/01/24[1]	35,849	31,293
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
7.40%	12/30/26[1]	190,717	191,057
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.15%)
7.46%	11/15/27[1]	504,042	489,140
Jazz Financing Lux SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 3.11%)
8.44%	05/05/28[1,3]	386,453	388,869
Medline Borrower LP,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
8.20%	10/23/28[1]	260,372	261,321
Peraton Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	02/01/28[1]	119,326	119,447

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Health Care (continued)
Perrigo Investments LLC,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.15%	04/20/29[1]	$492,500	$491,680
Star Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	09/27/30[1]	96,700	96,222

			2,171,595

Industrials — 0.13%
Artera Services LLC,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.81%	02/15/31[1]	83,481	83,898
Berry Global, Inc.,
Term Loan AA, 1st Lien
(SOFR plus 1.86%)
7.18%	07/01/29[1]	1,143,030	1,143,853
Coherent Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% -7.67%	07/02/29[1]	130,085	130,508
Filtration Group Corp.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.69%	10/21/28[1]	79,043	79,384
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	03/20/25[1]	38,950	37,865
Transdigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 2.75%)
8.08%	08/24/28[1]	178,495	179,304

			1,654,812

Information Technology — 0.25%
Arches Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.68%	12/06/27[1]	124,376	120,758
Athenahealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.25%	02/15/29[1]	241,713	240,034
Buzz Merger Sub Ltd.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
8.18%	01/29/27[1]	69,742	69,982
Central Parent LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	07/06/29[1]	100,706	101,120

See accompanying Notes to Financial Statements.

123 / Annual Report March 2024

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Information Technology (continued)
EagleView Technology Co.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.06%	08/14/25[1]	$189,412	$184,423
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
8.72% -8.99%	10/01/27[1]	636,835	610,327
Magnite, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.60% -9.82%	02/06/31[1]	34,455	34,555
MH Sub I LLC,
Term Loan B3, 1st Lien
(SOFR plus 4.25%)
9.58%	05/03/28[1]	44,697	44,484
Open Text Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 1.85%)
7.18%	05/30/25[1,3]	134,414	134,708
(SOFR plus 2.85%)
8.18%	01/31/30[1,3]	221,016	221,645
Oracle Corp.,
Term Loan A1, 1st Lien
(SOFR plus 0.60%)
6.46%	08/16/27[1]	913,972	915,114
Renaissance Holding Corp.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
9.58%	04/05/30[1]	74,451	74,684
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.59%	03/03/28[1]	166,377	154,511
SS&C Technologies Holdings, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 1.86%)
7.19%	04/16/25[1]	192,270	192,509

			3,098,854

Insurance — 0.08%
Acrisure LLC,
Term Loan B1, 1st Lien
(SOFR plus 3.50%)
8.94%	02/15/27[1]	454,717	455,002
Asurion LLC,
Term Loan B10, 1st Lien
(SOFR plus 4.10%)
8.91%	08/19/28[1]	492,500	475,570
Term Loan B8, 1st Lien
(SOFR plus 3.36%)
8.69%	12/23/26[1]	124,678	122,451

			1,053,023

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Materials — 0.02%
Chemours Co. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.50%)
8.83%	08/18/28[1]	$262,467	$262,073
Mativ Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 2.60%)
7.93%	05/06/27[1]	38,921	38,337

			300,410

Residential REITs — 0.20%
Invitation Homes Operating Partnership LP,
Term Loan A, 1st Lien
(SOFR plus 1.00%)
6.42%	01/31/25[1]	2,500,000	2,484,375

Retail — 0.05%
1011778 BC Unlimited Liability Co.,
Term Loan B5, 1st Lien (Canada)
(SOFR plus 2.25%)
7.58%	09/20/30[1,3]	188,533	188,651
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.69%	02/19/28[1]	192,082	192,322
KFC Holding Co.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.19%	03/15/28[1]	194,752	194,883

			575,856

Services — 0.12%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
8.63%	01/29/27[1]	154,251	154,829
Boost Newco Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.31%	01/31/31[1]	187,111	188,008
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.19%	10/08/28[1]	69,846	70,064
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 4.35%)
9.66%	07/06/29[1]	263,935	264,485
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.66%	07/06/29[1]	571,858	573,050
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.86%)
9.18%	12/15/28[1]	80,334	80,054

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 124

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)
Services (continued)
TruGreen LP,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.43%	11/02/27[1]	$167,806	$163,664

			1,494,154

Total Bank Loans
(Cost $18,839,270)			18,924,071

CORPORATES — 25.96%*
Banking — 6.72%
Bank of America Corp.
3.71%	04/24/28[6]	944,000	903,808
Bank of America Corp.
(MTN)
0.98%	09/25/25[6]	4,891,000	4,780,065
1.32%	06/19/26[6]	7,263,000	6,903,926
2.09%	06/14/29[6]	4,535,000	4,009,794
2.55%	02/04/28[6]	4,275,000	3,974,402
HSBC Holdings PLC
(United Kingdom)
2.01%	09/22/28[3,6]	13,695,000	12,248,603
ING Groep NV
(Netherlands)
3.87%	03/28/26[3,6]	645,000	633,504
JPMorgan Chase & Co.
0.82%	06/01/25[6]	185,000	183,427
0.97%	06/23/25[6]	16,520,000	16,330,879
1.04%	02/04/27[6]	4,710,000	4,358,642
2.18%	06/01/28[6]	879,000	804,314
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[3,6]	2,175,000	2,004,058
3.57%	11/07/28[3,6]	175,000	164,183
PNC Financial Services Group, Inc. (The)
5.58%	06/12/29[6]	830,000	840,613
Santander UK Group Holdings PLC
(United Kingdom)
1.67%	06/14/27[3,6]	3,007,000	2,752,713
U.S. Bancorp
4.65%	02/01/29[6]	5,365,000	5,258,953
Wells Fargo & Co.
(MTN)
2.39%	06/02/28[6]	1,275,000	1,167,358
5.57%	07/25/29[6]	17,460,000	17,672,048

			84,991,290

Communications — 1.06%
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.91%	07/23/25	1,720,000	1,700,132
Cox Communications, Inc.
3.15%	08/15/24[2]	1,199,000	1,186,544
7.63%	06/15/25	900,000	916,683
CSC Holdings LLC
6.50%	02/01/29[2]	84,000	71,245

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Communications (continued)
11.75%	01/31/29[2]	$930,000	$931,163
Frontier Communications Holdings LLC
8.63%	03/15/31[2]	12,000	12,264
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
6.00%	02/15/28[2]	341,000	351,230
Qwest Corp.
7.25%	09/15/25	4,590,000	4,538,362
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
5.15%	03/20/28[2]	828,000	826,275
T-Mobile USA, Inc.
3.75%	04/15/27	3,015,000	2,904,456

			13,438,354

Consumer Discretionary — 1.33%
BAT Capital Corp.
3.56%	08/15/27	2,440,000	2,310,987
Everi Holdings, Inc.
5.00%	07/15/29[2]	250,000	248,125
Imperial Brands Finance PLC
(United Kingdom)
3.50%	07/26/26[2,3]	5,205,000	4,969,517
JDE Peet’s NV
(Netherlands)
0.80%	09/24/24[2,3]	935,000	911,955
Spectrum Brands, Inc.
3.88%	03/15/31[2]	410,000	396,046
WarnerMedia Holdings, Inc.
3.76%	03/15/27	8,400,000	8,016,599

			16,853,229

Diversified REITs — 1.61%
American Tower Corp.
5.25%	07/15/28	4,445,000	4,449,420
Digital Euro Finco LLC
2.63%	04/15/24	7,715,000	8,327,131
GLP Capital LP/GLP Financing II, Inc.
3.35%	09/01/24	1,197,000	1,189,100
4.00%	01/15/30	1,750,000	1,604,208
5.30%	01/15/29	2,179,000	2,152,830
VICI Properties LP
4.95%	02/15/30	40,000	38,682
VICI Properties LP/VICI Note Co., Inc.
5.75%	02/01/27[2]	2,590,000	2,589,473

			20,350,844

Electric — 2.19%
Alliant Energy Finance LLC
1.40%	03/15/26[2]	6,540,000	5,952,213
5.95%	03/30/29[2]	805,000	830,031
Duke Energy Corp.
4.30%	03/15/28	1,835,000	1,793,561
Eversource Energy
2.90%	03/01/27	5,425,000	5,105,473
FirstEnergy Pennsylvania Electric Co.
4.00%	04/15/25[2]	1,467,000	1,431,439
4.15%	04/15/25[2]	500,000	491,580

See accompanying Notes to Financial Statements.

125 / Annual Report March 2024

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Electric (continued)
ITC Holdings Corp.
4.95%	09/22/27[2]	$4,960,000	$4,932,348
Jersey Central Power & Light Co.
4.30%	01/15/26[2]	1,868,000	1,826,531
4.70%	04/01/24[2]	5,348,000	5,348,000

			27,711,176

Energy — 0.24%
Energy Transfer LP
4.95%	05/15/28	1,150,000	1,140,992
Southern Co. Gas Capital Corp.
3.88%	11/15/25	1,950,000	1,901,250

			3,042,242

Finance — 3.73%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[3]	500,000	464,678
Air Lease Corp.
3.63%	04/01/27	4,835,000	4,609,038
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[2,3]	5,905,000	5,254,948
2.75%	02/21/28[2,3]	1,350,000	1,208,620
Capital One Financial Corp.
2.64%	03/03/26[6]	2,685,000	2,609,738
Citigroup, Inc.
1.46%	06/09/27[6]	5,000,000	4,592,181
3.52%	10/27/28[6]	4,987,000	4,703,864
6.04%	10/30/24[6]	3,023,000	3,027,320
Goldman Sachs Group, Inc. (The)
1.95%	10/21/27[6]	10,000,000	9,198,700
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29	76,000	64,966
4.75%	09/15/24	750,000	746,844
9.75%	01/15/29[2]	540,000	563,611
Morgan Stanley
0.99%	12/10/26[6]	5,000,000	4,635,207
1.59%	05/04/27[6]	5,855,000	5,416,832

			47,096,547

Food — 0.56%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.00%	02/02/29[3]	5,590,000	4,951,704
5.13%	02/01/28[3]	2,205,000	2,173,909

			7,125,613

Health Care — 2.15%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[2,3]	850,000	833,925
Amgen, Inc.
5.15%	03/02/28	4,405,000	4,436,421
Bayer U.S. Finance II LLC
2.85%	04/15/25[2]	385,000	372,053

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Bayer U.S. Finance LLC
6.25%	01/21/29[2]	$6,230,000	$6,338,433
Grifols SA
(Spain)
4.75%	10/15/28[2,3]	445,000	368,533
Grifols SA,
Series REGS
(Spain)
3.20%	05/01/25[3]	200,000	199,542
3.88%	10/15/28[3]	300,000	256,813
HCA, Inc.
3.13%	03/15/27	2,510,000	2,374,482
5.38%	09/01/26	2,520,000	2,518,617
5.88%	02/15/26	1,980,000	1,988,422
HCA, Inc.
(MTN)
7.58%	09/15/25	1,100,000	1,129,852
Illumina, Inc.
5.75%	12/13/27	2,275,000	2,304,029
Kedrion SpA
(Italy)
6.50%	09/01/29[2,3]	920,000	839,429
Premier Health Partners,
Series G
2.91%	11/15/26	3,500,000	3,218,359

			27,178,910

Health Care REITs — 0.66%
DOC DR LLC
4.30%	03/15/27	3,995,000	3,912,400
Healthcare Reality Holdings LP
3.50%	08/01/26	1,451,000	1,384,780
Healthcare Realty Holdings LP
3.63%	01/15/28	3,255,000	3,010,395

			8,307,575

Industrial REITs — 0.27%
LXP Industrial Trust
6.75%	11/15/28	3,325,000	3,471,391

Industrials — 0.93%
Amcor Flexibles North America, Inc.
4.00%	05/17/25	4,125,000	4,051,352
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Series REGS
(Canada)
2.13%	08/15/26[3]	300,000	279,524
Berry Global, Inc.
1.65%	01/15/27	2,000,000	1,816,869
4.88%	07/15/26[2]	1,365,000	1,338,702
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.64%)
5.91%	05/05/26[1]	2,235,000	2,241,568

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 126

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
(CME Term SOFR 3-Month plus 0.74%)
6.05%	08/15/36[1]	$2,182,000	$2,026,661

			11,754,676

Information Technology — 0.48%
Netflix, Inc.
3.63%	06/15/25[2]	3,207,000	3,140,142
Open Text Corp.
(Canada)
6.90%	12/01/27[2,3]	2,635,000	2,720,374
Uber Technologies, Inc.
7.50%	09/15/27[2]	155,000	158,886

			6,019,402

Insurance — 2.06%
Aon Corp.
4.50%	12/15/28	1,442,000	1,416,829
Athene Global Funding
(SOFR Index plus 0.70%)
6.06%	05/24/24[1,2]	5,005,000	5,010,733
Farmers Insurance Exchange
8.63%	05/01/24[2]	5,000,000	5,005,410
MMI Capital Trust I,
Series B
7.63%	12/15/27	2,000,000	2,110,722
Nationwide Mutual Insurance Co.
7.88%	12/15/24[2,6]	5,550,000	5,550,515
Teachers Insurance & Annuity Association of America
4.38%	09/15/54[2,6]	2,800,000	2,755,455
Willis North America, Inc.
2.95%	09/15/29	35,000	31,384
4.65%	06/15/27	4,202,000	4,136,811

			26,017,859

Materials — 0.40%
International Flavors & Fragrances, Inc.
1.83%	10/15/27[2]	4,970,000	4,411,227
2.30%	11/01/30[2]	745,000	619,212

			5,030,439

Office REITs — 0.15%
Hudson Pacific Properties LP
3.25%	01/15/30	614,000	473,880
4.65%	04/01/29	1,715,000	1,462,750

			1,936,630

Retail REITs — 0.15%
Federal Realty OP LP
7.48%	08/15/26	1,850,000	1,908,439

Services — 0.55%
Adtalem Global Education, Inc.
5.50%	03/01/28[2]	280,000	268,417
Global Payments, Inc.
2.15%	01/15/27	7,201,000	6,646,075

			6,914,492

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Specialized REITs — 0.63%
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.00%	05/04/28[3]	$1,700,000	$1,588,338
Extra Space Storage LP
3.88%	12/15/27	6,745,000	6,410,919

			7,999,257

Transportation — 0.09%
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	1,241,432	1,122,736

Total Corporates
(Cost $329,964,080)			328,271,101

MORTGAGE-BACKED — 55.58%**

Non-Agency Commercial Mortgage-Backed — 10.37%
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2021-FL3, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.18%)
6.51%	08/15/34[1,2,3]	5,000,000	4,959,158
Ashford Hospitality Trust,
Series 2018-KEYS, Class A
(CME Term SOFR 1-Month plus 1.17%)
6.50%	06/15/35[1,2]	602,965	598,404
BANK,
Series 2018-BN14, Class A2
4.13%	09/15/60	3,736,622	3,658,832
Benchmark Mortgage Trust,
Series 2020-B17, Class A2
2.21%	03/15/53	7,590,000	7,197,171
BX Commercial Mortgage Trust,
Series 2020-VKNG, Class A
(CME Term SOFR 1-Month plus 1.04%)
6.37%	10/15/37[1,2]	4,627,225	4,618,426
BX Commercial Mortgage Trust,
Series 2021-CIP, Class A
(CME Term SOFR 1-Month plus 1.04%)
6.36%	12/15/38[1,2]	4,245,000	4,204,124
BX Commercial Mortgage Trust,
Series 2021-VINO, Class A
(CME Term SOFR 1-Month plus 0.77%)
6.09%	05/15/38[1,2]	4,046,705	4,017,007
BX,
Series 2021-MFM1, Class B
(CME Term SOFR 1-Month plus 1.06%)
6.39%	01/15/34[1,2]	1,482,717	1,470,687
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class B
(CME Term SOFR 1-Month plus 1.55%)
6.87%	12/15/37[1,2]	3,128,000	3,128,981
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class ASB
3.09%	05/10/58	859,564	842,031

See accompanying Notes to Financial Statements.

127 / Annual Report March 2024

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Cold Storage Trust,
Series 2020-ICE5, Class A
(CME Term SOFR 1-Month plus 1.01%)
6.33%	11/15/37[1,2]	$8,456,667	$8,443,075
Commercial Mortgage Trust,
Series 2015-PC1, Class A4
3.62%	07/10/50	2,621,647	2,579,662
Commercial Mortgage Trust,
Series 2016-DC2, Class ASB
3.55%	02/10/49	83,872	82,539
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(CME Term SOFR 1-Month plus 1.03%)
6.35%	05/15/36[1,2]	11,067,266	11,064,489
DBGS Mortgage Trust,
Series 2018-BIOD, Class A
(CME Term SOFR 1-Month plus 1.10%)
6.42%	05/15/35[1,2]	9,082,801	9,061,846
Extended Stay America Trust,
Series 2021-ESH, Class A
(CME Term SOFR 1-Month plus 1.19%)
6.52%	07/15/38[1,2]	2,038,790	2,039,414
Great Wolf Trust,
Series 2019-WOLF, Class A
(CME Term SOFR 1-Month plus 1.35%)
6.67%	12/15/36[1,2]	2,819,427	2,819,224
Great Wolf Trust,
Series 2019-WOLF, Class C
(CME Term SOFR 1-Month plus 1.95%)
7.27%	12/15/36[1,2]	2,874,838	2,863,465
Great Wolf Trust,
Series 2019-WOLF, Class F
(CME Term SOFR 1-Month plus 3.45%)
8.77%	12/15/36[1,2]	3,293,206	3,267,907
GS Mortgage Securities Trust,
Series 2011-GC5, Class AS
5.15%	08/10/44[2,6]	2,335,096	2,263,272
GS Mortgage Securities Trust,
Series 2014-GC20, Class AS
4.26%	04/10/47	1,117,838	1,113,523
Houston Galleria Mall Trust,
Series 2015-HGLR, Class A1A1
3.09%	03/05/37[2]	3,750,000	3,633,411
Houston Galleria Mall Trust,
Series 2015-HGLR, Class A1A2
3.09%	03/05/37[2]	5,050,000	4,894,434
Independence Plaza Trust,
Series 2018-INDP, Class A
3.76%	07/10/35[2]	3,294,364	3,154,662
Independence Plaza Trust,
Series 2018-INDP, Class B
3.91%	07/10/35[2]	10,000,000	9,514,498
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XA (IO)
0.90%	04/15/46[6]	1,352,676	6,353

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2021-MHC, Class A
(CME Term SOFR 1-Month plus 0.91%)
6.24%	04/15/38[1,2]	$4,932,362	$4,926,904
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
7.14%	11/15/35[1,2]	5,185,106	5,198,567
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C21, Class XA (IO)
0.83%	03/15/48[6]	30,490,263	104,623
One New York Plaza Trust,
Series 2020-1NYP, Class A
(CME Term SOFR 1-Month plus 1.06%)
6.39%	01/15/36[1,2]	2,000,000	1,949,715
Shelter Growth CRE Issuer Ltd.,
Series 2021-FL3, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.19%)
6.52%	09/15/36[1,2,3]	1,987,493	1,984,313
SMRT,
Series 2022-MINI, Class A
(CME Term SOFR 1-Month plus 1.00%)
6.33%	01/15/39[1,2]	2,885,000	2,876,295
SREIT Trust,
Series 2021-MFP2, Class A
(CME Term SOFR 1-Month plus 0.94%)
6.26%	11/15/36[1,2]	3,640,000	3,621,227
SREIT Trust,
Series 2021-PALM, Class E
(CME Term SOFR 1-Month plus 2.02%)
7.35%	10/15/34[1,2]	2,500,000	2,453,978
UBS Commercial Mortgage Trust,
Series 2018-C12, Class A2
4.15%	08/15/51	979,370	964,530
Wells Fargo Commercial Mortgage Trust,
Series 2017-SMP, Class A
(CME Term SOFR 1-Month plus 0.92%)
6.25%	12/15/34[1,2]	3,000,000	2,844,420
Westfield Galleria at Roseville
8.40%	03/29/25[4,5]	2,700,000	2,697,300

			131,118,467

Non-Agency Mortgage-Backed — 15.99%
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-OP1, Class A2D
(CME Term SOFR 1-Month plus 0.59%)
5.92%	04/25/36[1]	6,142,351	5,429,420
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-R9, Class M1
(CME Term SOFR 1-Month plus 0.82%)
5.91%	11/25/35[1]	5,609,861	5,463,196

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 128

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W2, Class M1
(CME Term SOFR 1-Month plus 0.85%)
6.18%	10/25/35[1]	$3,533,232	$3,450,571
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A5
(CME Term SOFR 1-Month plus 0.65%)
2.89%	03/25/36[1]	2,033,740	1,960,699
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33	2,765,494	2,672,776
Bear Stearns ALT-A Trust,
Series 2004-10, Class M1
(CME Term SOFR 1-Month plus 1.01%)
6.34%	09/25/34[1]	608,733	609,247
Bear Stearns ARM Trust,
Series 2004-3, Class 4A
5.09%	07/25/34[6]	186,305	176,810
BNC Mortgage Loan Trust,
Series 2007-1, Class A4
(CME Term SOFR 1-Month plus 0.27%)
5.60%	03/25/37[1]	3,817,059	3,564,044
Chase Funding Trust,
Series 2002-2, Class 2A1
(CME Term SOFR 1-Month plus 0.61%)
5.94%	05/25/32[1]	962,726	951,935
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
5.81%	02/25/37[6]	2,152,377	2,068,870
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
5.81%	06/25/35[6]	417,947	408,893
Chevy Chase Mortgage Funding LLC, Mortgage-Backed Certificates,
Series 2005-2A, Class A1
(CME Term SOFR 1-Month plus 0.29%)
5.62%	05/25/36[1,2]	322,185	288,331
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[2,6]	6,119,941	5,411,251
CIM Trust,
Series 2022-I1, Class A1
4.35%	02/25/67[2,6]	4,830,071	4,700,501
Citigroup Mortgage Loan Trust,
Series 2006-AMC1, Class A1
(CME Term SOFR 1-Month plus 0.40%)
5.73%	09/25/36[1,2]	5,644,500	5,405,138
Countrywide Asset-Backed Certificates Trust,
Series 2006-14, Class 2A3
(CME Term SOFR 1-Month plus 0.59%)
5.92%	02/25/37[1]	2,161,485	2,069,422
Countrywide Asset-Backed Certificates Trust,
Series 2006-4, Class M1
(CME Term SOFR 1-Month plus 0.64%)
5.97%	07/25/36[1]	2,670,891	2,622,194

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Countrywide Asset-Backed Certificates Trust,
Series 2007-7, Class 1A
(CME Term SOFR 1-Month plus 0.31%)
5.64%	10/25/47[1]	$6,991,707	$6,520,017
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
5.36%	08/25/34[6]	6,722	6,024
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-AR1, Class 5A1
5.80%	02/25/34[6]	76,934	75,174
Credit Suisse Mortgage Capital Trust
Series 2022-RPL3, Class A1
3.78%	03/25/61[2,6]	7,169,991	7,116,681
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(CME Term SOFR 1-Month plus 0.20%)
3.17%	04/25/37[1]	354,238	348,506
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(CME Term SOFR 1-Month plus 0.17%)
3.39%	04/25/37[1]	1,867,978	1,145,000
DSLA Mortgage Loan Trust,
Series 2005-AR2, Class 2A1A
(CME Term SOFR 1-Month plus 0.53%)
5.86%	03/19/45[1]	217,889	204,235
Fannie Mae Connecticut Avenue Securities,
Series 2022-R03, Class 1M1
(SOFR30A plus 2.10%)
7.42%	03/25/42[1,2]	4,057,940	4,120,456
Fannie Mae Connecticut Avenue Securities,
Series 2023-R01, Class 1M1
(SOFR30A plus 2.40%)
7.72%	12/25/42[1,2]	2,737,734	2,813,092
First Franklin Mortgage Loan Trust,
Series 2004-FF5, Class A3C
(CME Term SOFR 1-Month plus 1.11%)
6.44%	08/25/34[1]	332,108	298,556
First Franklin Mortgage Loan Trust,
Series 2005-FF8, Class M2
(CME Term SOFR 1-Month plus 0.89%)
6.22%	09/25/35[1]	1,151,903	1,146,138
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
5.82%	09/25/34[6]	899	885
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA6, Class M1A
(SOFR30A plus 2.15%)
7.47%	09/25/42[1,2]	1,437,454	1,458,243
Fremont Home Loan Trust,
Series 2005-E, Class 2A4
(CME Term SOFR 1-Month plus 0.77%)
6.10%	01/25/36[1]	5,256,861	4,976,845
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(CME Term SOFR 1-Month plus 0.55%)
4.64%	06/25/30[1]	51,079	46,962

See accompanying Notes to Financial Statements.

129 / Annual Report March 2024

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSAMP Trust,
Series 2005-HE4, Class M3
(CME Term SOFR 1-Month plus 0.89%)
6.22%	07/25/45[1]	$1,196,249	$1,161,421
GSAMP Trust,
Series 2006-HE2, Class M1
(CME Term SOFR 1-Month plus 0.59%)
5.92%	03/25/46[1]	2,784,411	2,707,801
GSR Mortgage Loan Trust,
Series 2005-AR7, Class 2A1
4.70%	11/25/35[6]	63,687	57,401
Impac CMB Trust,
Series 2005-5, Class A1
(CME Term SOFR 1-Month plus 0.43%)
6.08%	08/25/35[1]	832,816	775,596
IndyMac Index Mortgage Loan Trust,
Series 2004-AR8, Class 2A2A
(CME Term SOFR 1-Month plus 0.91%)
6.24%	11/25/34[1]	416,794	368,082
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	121,800	121,646
JPMorgan Mortgage Acquisition Trust,
Series 2005-FRE1, Class M1
(CME Term SOFR 1-Month plus 0.73%)
3.18%	10/25/35[1]	2,949,802	2,854,987
JPMorgan Mortgage Acquisition Trust,
Series 2006-NC1, Class M1
(CME Term SOFR 1-Month plus 0.59%)
5.92%	04/25/36[1]	3,926,679	3,767,739
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class M1
(CME Term SOFR 1-Month plus 0.34%)
5.67%	05/25/37[1]	7,750,000	7,443,854
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A1
(CME Term SOFR 1-Month plus 0.27%)
5.60%	06/25/37[1]	7,965,447	7,886,640
JPMorgan Mortgage Trust,
Series 2007-A1, Class 1A1
5.66%	07/25/35[6]	156,858	155,761
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
5.52%	07/25/35[6]	63,529	61,993
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B, Class AIOC (IO)
0.55%	04/15/40[4,5,6]	42,478,871	478,117
Long Beach Mortgage Loan Trust,
Series 2005-WL3, Class M1
(CME Term SOFR 1-Month plus 0.76%)
6.09%	11/25/35[1]	150,112	149,931
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
4.37%	01/25/34[6]	1,927	1,843

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTRAdjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
5.37%	11/21/34[6]	$277,150	$260,250
MASTRAdjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
5.19%	04/25/34[6]	37,418	34,261
MASTRAlternative Loan Trust,
Series 2003-1, Class 1A1
6.25%	12/25/32	581,580	577,680
MASTRAlternative Loan Trust,
Series 2003-5, Class 4A1
5.50%	07/25/33	1,388,817	1,360,338
MASTRAlternative Loan Trust,
Series 2003-9, Class 4A1
5.25%	11/25/33	1,536,653	1,481,242
MASTRAlternative Loan Trust,
Series 2004-7, Class 1A1
5.50%	07/25/34	1,341,724	1,293,330
MASTR Asset-Backed Securities Trust,
Series 2006-HE1, Class M1
(CME Term SOFR 1-Month plus 0.67%)
6.00%	01/25/36[1]	4,651,026	4,488,155
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
6.22%	10/25/32[6]	78,199	75,491
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(CME Term SOFR 1-Month plus 0.47%)
5.80%	06/25/37[1]	3,241,889	3,120,686
Merrill Lynch Mortgage Investors Trust,
Series 2004- A4, Class A1
4.92%	08/25/34[6]	396,847	375,107
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40[2]	2,247,127	2,207,616
Mid-State Trust,
Series 10W, Class A2
5.82%	02/15/36	210,374	205,438
Morgan Stanley ABS Capital I Trust,
Series 2004-NC7, Class M2
(CME Term SOFR 1-Month plus 1.04%)
6.37%	07/25/34[1]	685,734	685,810
MortgageIT Trust,
Series 2005-3, Class A1
(CME Term SOFR 1-Month plus 0.71%)
6.04%	08/25/35[1]	80,629	76,420
MortgageIT Trust,
Series 2005-4, Class A1
(CME Term SOFR 1-Month plus 0.67%)
6.00%	10/25/35[1]	1,831,688	1,823,588
Nationstar Home Equity Loan Trust,
Series 2007-B, Class 1AV1
(CME Term SOFR 1-Month plus 0.33%)
5.66%	04/25/37[1]	1,309,077	1,302,161

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 130

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
New Century Home Equity Loan Trust,
Series 2005-D, Class M1
(CME Term SOFR 1-Month plus 0.79%)
6.12%	02/25/36[1]	$4,304,219	$4,102,415
NLT Trust,
Series 2021-INV2, Class A1
1.16%	08/25/56[2,6]	5,663,873	4,660,991
Opteum Mortgage Acceptance Corp. Asset-Backed
Pass-Through Certificates,
Series 2005-5, Class 1APT
(CME Term SOFR 1-Month plus 0.67%)
6.00%	12/25/35[1]	2,583,198	2,504,422
Park Place Securities, Inc., Asset-Backed Pass- Through Certificates,
Series 2005-WCW3, Class M2
(CME Term SOFR 1-Month plus 0.85%)
6.18%	08/25/35[1]	1,829,191	1,764,395
PHH Alternative Mortgage Trust,
Series 2007-3, Class A3
(CME Term SOFR 1-Month plus 0.71%)
6.04%	07/25/37[1]	4,102,695	3,955,363
PRPM LLC,
Series 2020-4, Class A1 (STEP-reset date 04/25/24)
5.61%	10/25/25[2]	5,469,793	5,462,915
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 04/25/24)
1.87%	04/25/26[2]	6,524,400	6,389,701
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 04/25/24)
5.56%	06/25/27[2]	9,188,970	9,079,902
PRPM, LLC,
Series 2021-10, Class A1 (STEP-reset date 04/25/24)
2.49%	10/25/26[2]	4,837,169	4,767,195
PRPM, LLC,
Series 2021-7, Class A1 (STEP-reset date 04/25/24)
1.87%	08/25/26[2]	9,240,248	8,964,620
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.63%	03/25/35[6]	861,242	458,720
Residential Asset Mortgage Products Trust,
Series 2005-EFC1, Class M5
(CME Term SOFR 1-Month plus 0.76%)
6.42%	05/25/35[1]	1,479,949	1,466,200
Residential Asset Securities Corp.,
Series 2005-KS11, Class M2
(CME Term SOFR 1-Month plus 0.74%)
6.07%	12/25/35[1]	882,631	879,558
Saxon Asset Securities Trust,
Series 2006-2, Class M1
(CME Term SOFR 1-Month plus 0.55%)
5.88%	09/25/36[1]	11,000,000	10,383,367
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 05/25/24)
2.84%	01/25/36	1,367,026	1,109,738

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Soundview Home Loan Trust,
Series 2006-OPT4, Class 2A4
(CME Term SOFR 1-Month plus 0.57%)
5.90%	06/25/36[1]	$3,160,639	$3,002,960
Specialty Underwriting & Residential Finance Trust,
Series 2005-BC2, Class M3
(CME Term SOFR 1-Month plus 1.09%)
6.42%	12/25/35[1]	997,475	991,876
Structured Asset Securities Corp. Mortgage Loan
Trust, Series 2006-BC6, Class A4
(CME Term SOFR 1-Month plus 0.28%)
5.61%	01/25/37[1]	859,704	844,381
Structured Asset Securities Corp. Mortgage Pass-
Through Certificates,
Series 2003-26A, Class 3A5
6.51%	09/25/33[6]	169,304	162,313
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(CME Term SOFR 1-Month plus 1.21%)
6.54%	07/25/34[1,2]	59,991	56,732
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 04/25/24)
5.24%	02/27/51[2]	4,825,491	4,725,312
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
5.31%	01/25/35[6]	252,862	240,042
WaMu Mortgage Pass-Through Certificates,
Series 2004-CB2, Class 2A
5.50%	07/25/34	471,275	448,271
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(CME Term SOFR 1-Month plus 0.69%)
6.02%	10/25/45[1]	750,410	719,133
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(CME Term SOFR 1-Month plus 0.77%)
6.10%	01/25/45[1]	104,332	101,929

			202,132,948

U.S. Agency Commercial Mortgage-Backed — 1.18%
Fannie Mae-Aces,
Series 2021-M1, Class A1
0.87%	11/25/30	1,813,510	1,618,833
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ34, Class A1
0.68%	06/25/26	1,459,944	1,397,972
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KJ37, Class A1
1.68%	12/25/27	10,864,967	9,975,712

See accompanying Notes to Financial Statements.

131 / Annual Report March 2024

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
5.83%	05/25/44[1]	$993,724	$987,929
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44[6]	1,010,532	1,003,999

			14,984,445

U.S. Agency Mortgage-Backed — 28.04%
Fannie Mae Pool 735861
6.50%	09/01/33	4,269	4,326
Fannie Mae Pool 770900
(RFUCCT1Y plus 1.56%)
4.94%	04/01/34[1]	66,955	66,977
Fannie Mae Pool AD0538
6.00%	05/01/24	1,312	1,308
Fannie Mae Pool AE0083
6.00%	01/01/40	389,731	403,920
Fannie Mae Pool AL0851
6.00%	10/01/40	478,143	499,793
Fannie Mae REMICS,
Series 1997-76, Class FS
(SOFR30A plus 0.56%)
5.88%	09/17/27[1]	2,836	2,801
Fannie Mae REMICS,
Series 2001-60, Class OF
(SOFR30A plus 1.06%)
6.38%	10/25/31[1]	249,332	251,957
Fannie Mae REMICS,
Series 2007-64, Class FA
(SOFR30A plus 0.58%)
5.90%	07/25/37[1]	137,785	137,126
Fannie Mae REMICS,
Series 2009-85, Class LF
(SOFR30A plus 1.31%)
6.63%	10/25/49[1]	1,430,574	1,450,078
Fannie Mae REMICS,
Series 2009-96, Class FA
(SOFR30A plus 1.01%)
6.33%	11/25/49[1]	862,468	869,624
Fannie Mae REMICS,
Series 2010-109, Class PF
(SOFR30A plus 0.51%)
5.83%	10/25/40[1]	453,346	448,225
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X SOFR30A plus 6.12%, 6.23% Cap)
0.80%	11/25/36[1]	2,970,004	266,602
Fannie Mae REMICS,
Series 2010-43, Class DP
5.00%	05/25/40	356,536	354,152

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2010-6, Class BF
(SOFR30A plus 0.87%)
6.19%	02/25/40[1]	$790,101	$790,930
Fannie Mae REMICS,
Series 2010-95, Class S (IO)
(-1.00 X SOFR30A plus 6.49%, 6.60% Cap)
1.17%	09/25/40[1]	2,404,027	242,767
Fannie Mae REMICS,
Series 2019-79, Class FA
(SOFR30A plus 0.61%)
5.93%	01/25/50[1]	2,809,032	2,772,258
Fannie Mae REMICS,
Series 2020-10, Class FA
(SOFR30A plus 0.61%)
5.93%	03/25/50[1]	5,020,790	4,888,139
Freddie Mac Gold Pool A45796
7.00%	01/01/33	743	767
Freddie Mac Gold Pool C46104
6.50%	09/01/29	1,844	1,893
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29	134,188	133,659
Freddie Mac REMICS,
Series 2454, Class FQ
(SOFR30A plus 1.11%)
6.43%	06/15/31[1]	2,180	2,199
Freddie Mac REMICS,
Series 2733, Class FB
(SOFR30A plus 0.71%)
6.03%	10/15/33[1]	1,026,326	1,019,300
Freddie Mac REMICS,
Series 3071, Class TF
(SOFR30A plus 0.41%)
5.73%	04/15/35[1]	269,179	268,873
Freddie Mac REMICS,
Series 3294, Class CB
5.50%	03/15/37	145,285	147,823
Freddie Mac REMICS,
Series 3300, Class FA
(SOFR30A plus 0.41%)
5.73%	08/15/35[1]	291,043	286,673
Freddie Mac REMICS,
Series 3325, Class NF
(SOFR30A plus 0.41%)
5.73%	08/15/35[1]	750,555	739,286
Freddie Mac REMICS,
Series 3524, Class FC
(SOFR30A plus 1.05%)
6.37%	06/15/38[1]	181,837	182,330
Freddie Mac REMICS,
Series 3531, Class FM
(SOFR30A plus 1.01%)
6.33%	05/15/39[1]	102,377	102,445

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 132

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 4959, Class JF
(SOFR30A plus 0.56%)
5.88%	03/25/50[1]	$4,551,459	$4,477,077
Freddie Mac Strips,
Series 240, Class F30
(SOFR30A plus 0.41%)
5.73%	07/15/36[1]	870,071	858,961
Freddie Mac Strips,
Series 263, Class F5
(SOFR30A plus 0.61%)
5.93%	06/15/42[1]	1,005,028	990,323
Freddie Mac Strips,
Series 319, Class F2
(SOFR30A plus 0.61%)
5.93%	11/15/43[1]	4,587,987	4,491,843
Ginnie Mae (TBA)
4.50%	04/20/54	19,300,000	18,549,639
5.00%	04/20/54	17,850,000	17,546,112
5.50%	04/20/54	7,125,000	7,119,972
Ginnie Mae II Pool 2020
8.50%	06/20/25	56	56
Ginnie Mae II Pool 2286
8.50%	09/20/26	23	23
Ginnie Mae II Pool 2487
8.50%	09/20/27	692	693
Ginnie Mae II Pool 80059
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
3.88%	04/20/27[1]	3,889	3,841
Ginnie Mae II Pool 80589
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
3.63%	03/20/32[1]	7,689	7,455
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
3.88%	06/20/32[1]	3,996	3,971
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
3.63%	07/20/34[1]	113,146	111,348
Ginnie Mae II Pool 81201
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 2.00%)
4.13%	01/20/35[1]	3,400	3,331
Ginnie Mae II Pool 8599
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
4.00%	02/20/25[1]	1,112	1,099
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.69%, 6.80% Cap)
1.36%	05/20/37[1]	1,913,219	81,751

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2013-53, Class AD
1.50%	12/20/26	$203,056	$196,943
Ginnie Mae,
Series 2023-111, Class FN
(SOFR30A plus 1.20%)
6.52%	08/20/53[1]	8,369,069	8,416,611
Ginnie Mae,
Series 2023-113, Class FD
(SOFR30A plus 1.35%)
6.50%	08/20/53[1]	7,455,203	7,470,796
Ginnie Mae,
Series 2023-116, Class FL
(SOFR30A plus 1.15%)
6.47%	08/20/53[1]	7,389,510	7,425,058
Ginnie Mae,
Series 2024-51, Class F
(SOFR30A plus 1.00%)
6.32%	03/20/54[1]	16,350,000	16,378,385
Ginnie Mae,
Series 2024-51, Class PF
(SOFR30A plus 1.00%)
6.32%	03/20/54[1]	15,525,000	15,549,744
Ginnie Mae,
Series 2024-51, Class TF
(SOFR30A plus 1.00%)
6.32%	03/20/54[1]	12,575,000	12,577,575
UMBS (TBA)
3.50%	04/01/39	17,550,000	16,674,557
4.00%	04/01/39	31,075,000	30,095,410
4.00%	04/01/54	21,125,000	19,568,681
4.50%	04/01/39	50,200,000	49,429,093
4.50%	04/01/54	25,900,000	24,670,763
5.00%	04/01/39	50,900,000	50,829,782
5.00%	04/01/54	17,125,000	16,710,908
5.50%	04/01/54	8,075,000	8,035,738

			354,613,770

Total Mortgage-Backed
(Cost $715,561,162)			702,849,630

MUNICIPAL BONDS — 1.10%*

California — 0.26%
Campbell Union School District General Obligation, School Improvements, Series B
5.41%	08/01/27	3,295,000	3,316,799

Florida — 0.10%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.14%	10/01/28	445,000	398,937
2.29%	10/01/29	985,000	869,959

			1,268,896

See accompanying Notes to Financial Statements.

133 / Annual Report March 2024

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

Maryland — 0.08%
City of Baltimore General Obligation, School Improvements, Series C
5.00%	10/15/25	$1,035,000	$1,031,514

Massachusetts — 0.27%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%	07/15/31	3,452,103	3,373,930

New York — 0.39%
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements
3.19%	08/01/25	1,110,000	1,083,761
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries B2
2.31%	11/01/26	4, 060,000	3,825,186

			4,908,947

Total Municipal Bonds
(Cost $14,714,171)			13,900,086

U.S. TREASURY SECURITIES — 26.02%

U.S. Treasury Notes — 26.02%
U.S. Treasury Notes
4.25%	03/15/27	67,450,000	67,152,272
4.50%	03/31/26	190,510,000	190,078,304
U.S. Treasury Notes (WI)
4.25%	03/31/29	72,045,000	71,758,598

Total U.S. Treasury Securities
(Cost $329,311,123)			328,989,174

Total Bonds — 117.98%
(Cost $1,508,209,203)			1,491,762,957

Issues		Shares	Value

COMMON STOCK — 0.00%

Electric — 0.00%
Homer City Holdings LLC[4,5,7]		106,501	—

Total Common Stock
(Cost $6,078,660)

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 16.37%

Money Market Funds — 12.16%
Dreyfus Government Cash Management Fund
5.20%[8]		51,769,000	51,769,000
Fidelity Investments Money Market Funds - Government Portfolio
5.21%[8,9]		96,800	96,800
JPMorgan U.S. Government Money Market Fund
5.16%[8]		39,421,000	39,421,000

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

Money Market Funds (continued)
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.22%[8]		62,531,000	$62,531,000

			153,817,800

U.S. Treasury Bills — 4.21%

U.S. Treasury Bills (WI)
5.32%[10]	05/30/24	$30,000,000	29,728,362
5.33%[10]	05/16/24	23,620,000	23,455,605

			53,183,967

Total Short-Term Investments
(Cost $207,026,719)			207,001,767

Total Investments - 134.35%
(Cost $1,721,314,582)			1,698,764,724

Liabilities in Excess of Other Assets - (34.35)%			(434,288,976)

Net Assets - 100.00%			$1,264,475,748

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2024.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $8,183,858, which is 0.65% of total net assets.
[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Non-income producing security.
[8]	Represents the current yield as of March 31, 2024.
[9]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $3,929.
[10]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 134

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(GBP): British Pound

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(RFUCCT): Refinitiv USD IBOR Consumer Cash Fallback

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
GBP 3,283,000	USD 4,132,629	Citibank N.A.	04/12/24	$14,954
USD 736,132	EUR 678,000	The Bank of New York Mellon	04/12/24	3,466
USD 13,863,792	EUR 12,595,000	Citibank N.A.	04/12/24	253,275
USD 4,190,569	GBP 3,283,000	Citibank N.A.	04/12/24	42,986

				314,681

EUR 3,278,000	USD 3,567,169	Bank of America N.A.	04/12/24	(24,869)

NET UNREALIZED APPRECIATION				$289,812

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	4,997	06/28/24	$1,021,808,427	$(879,951)	$(879,951)
Euro-Schatz Future	11	06/06/24	1,255,716	283	283
Euro-Bobl Future	7	06/06/24	893,970	3,394	3,394

			1,023,958,113	(876,274)	(876,274)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	2,624	06/28/24	(280,809,013)	(754,033)	(754,033)
U.S. Treasury Ten-Year Ultra Bond	446	06/18/24	(51,115,784)	(324,406)	(324,406)
U.S. Treasury Ultra Bond	67	06/18/24	(8,643,000)	(85,396)	(85,396)
Euro-Schatz Future	45	06/06/24	(5,137,020)	(952)	(952)
Euro-Bobl Future	10	06/06/24	(1,277,100)	(5,736)	(5,736)

			(346,981,917)	(1,170,523)	(1,170,523)

TOTAL FUTURES CONTRACTS			$676,976,196	$(2,046,797)	$(2,046,797)

See accompanying Notes to Financial Statements.

135 / Annual Report March 2024

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BONDS – 62.30%

BANK LOANS — 4.92%*

Consumer Discretionary — 1.31%
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28[1]	$12,354	$9,702
Naked Juice, LLC,
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.00%	01/24/30[1]	12,000	9,836

			19,538

Industrials — 2.41%
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	03/20/25[1]	4,441	4,317
Protective Industrial Products, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
9.44%	12/29/27[1]	12,674	12,674
SPX Flow, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.60%)
9.41% -9.58%	04/05/29[1]	6,536	6,571
Transcendia Holdings, Inc.,
Term Loan B, 1st Lien
(PRIME plus 2.50%)
11.00%	05/30/24[1]	16,558	12,333

			35,895

Information Technology — 0.71%
Magenta Buyer LLC,
Term Loan, 1st Lien
(SOFR plus 5.26%)
10.57%	07/27/28[1]	12,708	7,624
MH Sub I LLC,
Term Loan B3, 1st Lien
(SOFR plus 4.25%)
9.58%	05/03/28[1]	3,059	3,045

			10,669

Services — 0.49%
Neptune Bidco U.S., Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.10%)
10.42%	04/11/29[1]	7,940	7,339

Total Bank Loans (Cost $ 80,673)			73,441

CORPORATES — 39.69%*

Banking — 1.52%
Bank of America Corp.,
Series RR
4.38%[2,3]		5,000	4,713

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Bank of New York Mellon Corp. (The),
Series I
3.75%[2,3]		$5,000	$4,606
JPMorgan Chase & Co.,
Series KK
3.65%[2,3]		5,000	4,761
U.S. Bancorp
3.70%[2,3]		10,000	8,665

			22,745

Communications — 7.28%
Altice France Holding SA
(Luxembourg)
10.50%	05/15/27[4,5]	4,000	1,525
Altice France SA
(France)
5.13%	01/15/29[4,5]	5,000	3,475
5.50%	10/15/29[4,5]	11,000	7,418
Cable One, Inc.
4.00%	11/15/30[4]	10,000	7,825
CommScope, Inc.
4.75%	09/01/29[4]	3,000	2,160
Consolidated Communications, Inc.
6.50%	10/01/28[4]	3,000	2,628
CSC Holdings LLC
6.50%	02/01/29[4]	17,000	14,418
7.50%	04/01/28[4]	12,000	8,099
11.75%	01/31/29[4]	3,000	3,004
DISH DBS Corp.
5.13%	06/01/29	7,000	2,923
5.25%	12/01/26[4]	8,000	6,314
Frontier Communications Holdings LLC
6.75%	05/01/29[4]	4,000	3,569
8.63%	03/15/31[4]	4,000	4,088
Gray Television, Inc.
5.38%	11/15/31[4]	5,000	3,285
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27[4]	5,000	5,125
6.00%	02/15/28[4]	5,000	5,150
Scripps Escrow, Inc.
5.88%	07/15/27[4]	3,000	2,520
Sirius XM Radio, Inc.
3.88%	09/01/31[4]	9,000	7,511
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[4,5]	9,000	7,734
Zayo Group Holdings, Inc.
4.00%	03/01/27[4]	12,000	9,888

			108,659

Consumer Discretionary — 2.74%
Everi Holdings, Inc.
5.00%	07/15/29[4]	8,000	7,940
Spectrum Brands, Inc.
3.88%	03/15/31[4]	8,000	7,728

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 136

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Triton Water Holdings, Inc.
6.25%	04/01/29[4]	$5,000	$4,565
WarnerMedia Holdings, Inc.
5.14%	03/15/52	17,000	14,131
Wyndham Hotels & Resorts, Inc.
4.38%	08/15/28[4]	7,000	6,511

			40,875

Consumer Products — 0.32%
Newell Brands, Inc.
7.00%	04/01/46	6,000	4,851

Electric — 0.13%
Pike Corp.
5.50%	09/01/28[4]	2,000	1,916

Energy — 3.52%
Energy Transfer LP,
Series B
6.63%[2,3]		14,000	13,127
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	10,000	9,929
SM Energy Co.
6.50%	07/15/28	7,000	7,036
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	8,000	7,650
USA Compression Partners LP/USA Compression Finance Corp.
7.13%	03/15/29[4]	5,000	5,059
Venture Global LNG, Inc.
9.50%	02/01/29[4]	8,000	8,630
9.88%	02/01/32[4]	1,000	1,079

			52,510

Finance — 5.07%
American Express Co.,
Series D
3.55%[2,3]		5,000	4,641
Charles Schwab Corp. (The)
Series K
5.00%[2,3]		5,000	4,793
Cushman & Wakefield U.S. Borrower LLC
8.88%	09/01/31[4]	6,000	6,367
Ford Motor Credit Co. LLC
4.06%	11/01/24	35,000	34,657
GGAM Finance Ltd.
(Cayman Islands)
8.00%	02/15/27[4,5]	3,000	3,099
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29	9,000	7,693
5.25%	05/15/27	2,000	1,860
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29[4]	8,000	7,423

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Macquarie Airfinance Holdings Ltd.
(United Kingdom)
6.40%	03/26/29[4,5]	$5,000	$5,079

			75,612

Food — 3.04%
B&G Foods, Inc.
5.25%	04/01/25	3,000	3,000
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26[4]	6,000	450
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31[5]	14,000	12,140
5.75%	04/01/33[5]	5,000	4,932
Pilgrim’s Pride Corp.
3.50%	03/01/32	9,000	7,640
6.25%	07/01/33	9,000	9,221
Simmons Foods, Inc./Simmons Prepared Foods, Inc./ Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29[4]	9,000	7,970

			45,353

Gaming — 1.31%
Churchill Downs, Inc.
5.75%	04/01/30[4]	7,000	6,762
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25%	05/15/27[4]	13,000	12,751

			19,513

Health Care — 3.72%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[4,5]	10,000	9,811
Bausch Health Cos., Inc.
(Canada)
14.00%	10/15/30[4,5]	1,000	580
Cano Health LLC
6.25%	10/01/28[4,6,7,8,9]	4,000	4
Centene Corp.
2.63%	08/01/31	4,000	3,298
3.00%	10/15/30	5,000	4,291
Grifols SA
(Spain)
4.75%	10/15/28[4,5]	8,000	6,625
Heartland Dental LLC/Heartland Dental Finance Corp.
10.50%	04/30/28[4]	2,000	2,127
Kedrion SpA
(Italy)
6.50%	09/01/29[4,5]	9,000	8,212
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[4]	13,000	9,443
ModivCare, Inc.
5.88%	11/15/25[4]	5,000	4,874
Option Care Health, Inc.
4.38%	10/31/29[4]	1,000	919

See accompanying Notes to Financial Statements.

137 / Annual Report March 2024

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Star Parent, Inc.
9.00%	10/01/30[4]	$5,000	$5,302

			55,486

Industrials — 2.21%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
5.25%	08/15/27[4,5]	9,000	5,680
Artera Services LLC
8.50%	02/15/31[4]	7,000	7,182
Graham Packaging Co., Inc.
7.13%	08/15/28[4]	5,000	4,543
OT Merger Corp.
7.88%	10/15/29[4]	9,000	6,493
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26[4,5]	3,000	3,001
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26[4,5]	3,000	2,961
Verde Purchaser LLC
10.50%	11/30/30[4]	3,000	3,164

			33,024

Information Technology — 2.61%
MSCI, Inc.
3.63%11/01/31[4]		25,000	21,721
NCR Voyix Corp.
5.25%	10/01/30[4]	4,000	3,623
Open Text Corp.
(Canada)
6.90%	12/01/27[4,5]	3,000	3,097
RingCentral, Inc.
8.50%	08/15/30[4]	4,000	4,162
ZoomInfo Technologies LLC/ZoomInfo Finance Corp.
3.88%	02/01/29[4]	7,000	6,318

			38,921

Insurance — 0.25%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29[4]	4,000	3,680
Materials — 1.88%
Clearwater Paper Corp.
4.75%	08/15/28[4]	8,000	7,448
Herens Holdco SARL
(Luxembourg)
4.75%	05/15/28[4,5]	9,000	7,880
International Flavors & Fragrances, Inc.
2.30%	11/01/30[4]	9,000	7,481
Valvoline, Inc.
3.63%	06/15/31[4]	6,000	5,177

			27,986

Office REITs — 0.37%
Hudson Pacific Properties LP
3.25%	01/15/30	2,000	1,544

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Office REITs (continued)
4.65%	04/01/29	$3,000	$2,559
Piedmont Operating Partnership LP
2.75%	04/01/32	2,000	1,447

			5,550

Retail — 1.92%
Ferrellgas LP/Ferrellgas Finance Corp.
5.88%	04/01/29[4]	11,000	10,495
Fertitta Entertainment, LLC/Fertitta Entertainment Finance Co., Inc.
6.75%	01/15/30[4]	6,000	5,415
LCM Investments Holdings II LLC
8.25%	08/01/31[4]	3,000	3,135
Michaels Cos., Inc. (The)
7.88%	05/01/29[4]	10,000	7,512
Raising Cane’s Restaurants LLC
9.38%	05/01/29[4]	2,000	2,165

			28,722

Services — 1.66%
Adtalem Global Education, Inc.
5.50%	03/01/28[4]	2,000	1,917
HealthEquity, Inc.
4.50%	10/01/29[4]	3,000	2,776
Upbound Group, Inc.
6.38%	02/15/29[4]	2,000	1,945
VT Topco, Inc.
8.50%	08/15/30[4]	5,000	5,282
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26[4]	5,000	4,889
Waste Pro USA, Inc.
5.50%	02/15/26[4]	8,000	7,886

			24,695

Specialized REITs — 0.14%
Greystar Real Estate Partners LLC
7.75%	09/01/30[4]	2,000	2,080

Total Corporates (Cost $608,517)			592,178

MORTGAGE-BACKED — 11.21%**
Non-Agency Commercial Mortgage-Backed — 3.34%
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR6, Class X1 (IO)
0.87%	11/11/41[3,4]	1,304,577	2,940
Commercial Mortgage Trust, Series 2004-LB2A,Class X1 (IO)
1.75%	03/10/39[3,4]	218,516	2,686
Credit Suisse Mortgage Capital Trust, Series 2006-C4, Class AX (IO)
0.86%	09/15/39[3,4]	438,588	2,113
Impact Funding Affordable Multifamily Housing Mortgage Loan Trust, Series 2010-1, Class A1
5.31%	01/25/51[4]	2,785	2,745

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 138

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.79%	11/15/47[3]	$145,768	$276
MKT Mortgage Trust,
Series 2020-525M, Class D
2.94%	02/12/40[3,4]	25,000	15,939
Queens Center Mortgage Trust,
Series 2013-QCA, Class B
3.38%	01/11/37[4]	25,000	23,020
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.35%	06/15/46[3]	33,291	66

			49,785

Non-Agency Mortgage-Backed — 7.75%
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
5.79%	02/25/47[1]	24,642	9,575
CIM Trust,
Series 2022-NR1, Class A1 (STEP-reset date 05/25/24)
5.00%	07/25/62[4]	27,395	26,668
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
3.50%	11/25/37[3]	8,134	6,645
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A1
4.64%	06/25/36[3]	18,966	13,741
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
5.37%	11/21/34[3]	30,487	28,628
MASTR Alternative Loan Trust,
Series 2006-2, Class 2A2 (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.99%, 7.10% Cap)
1.66%	03/25/36[1,6,9]	218,152	12,869
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(CME Term SOFR 1-Month plus 0.30%)
5.63%	04/25/37[1]	46,017	17,541

			115,667

U.S. Agency Commercial Mortgage-Backed — 0.12%
Ginnie Mae,
Series 2012-27, Class IO (IO)
0.23%	04/16/53[3]	235,779	505
Ginnie Mae,
Series 2013-163, Class IO (IO)
1.01%	02/16/46[3]	101,916	1,197

			1,702

Total Mortgage-Backed (Cost $220,466)			167,154

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES — 6.48%

U.S. Treasury Notes — 6.48%
U.S. Treasury Notes (WI)
4.00%	02/15/34	$73,000	$71,819
4.25%	03/31/29	25,000	24,901

Total U.S. Treasury Securities (Cost $96,330)			96,720

Total Bonds — 62.30% (Cost $1,005,986)			929,493

Issues		Shares	Value

COMMON STOCK — 12.40%

Banking — 0.79%
Wells Fargo & Co.		203	11,766

Communications — 2.85%
Altice USA, Inc., Class A8		1,736	4,531
AT&T, Inc.		372	6,547
CommScope Holding Co., Inc.[8]		818	1,072
Nexstar Media Group, Inc., Class A		48	8,270
T-Mobile U.S., Inc.		117	19,097
Warner Bros. Discovery, Inc.[8]		340	2,968

			42,485

Consumer Discretionary — 0.66%
Qurate Retail, Inc.[8]		3,324	4,088
Spectrum Brands Holdings, Inc.		64	5,697

			9,785

Consumer Products — 0.22%
Newell Brands, Inc.		416	3,341

Diversified REITs — 0.94%
Gaming and Leisure Properties, Inc.		306	14,098

Electric — 0.33%
FirstEnergy Corp.		127	4,905

Gaming — 0.37%
Penn Entertainment, Inc.[8]		300	5,463

Health Care —1.74%
Bausch + Lomb Escrow Corp.[5,8] (Canada)		365	6,315
Bausch Health Cos., Inc.[5,8] (Canada)		940	9,973
Centene Corp.[8]		123	9,653

			25,941

Industrials — 0.82%
TransDigm Group, Inc.		10	12,316

Information Technology — 0.51%
NCR Voyix Corp.[8]		239	3,018
SS&C Technologies Holdings, Inc.		72	4,635

			7,653

Office REITs — 0.21%
Hudson Pacific Properties, Inc.		492	3,173

See accompanying Notes to Financial Statements.

139 / Annual Report March 2024

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Issues		Shares	Value

COMMON STOCK — 12.40% (continued)
Retail — 1.37%
FirstCash Holdings, Inc.		160	$20,406

Services —1.59%
Hertz Global Holdings, Inc.[8]		844	6,608
Upbound Group, Inc.		485	17,077

			23,685

Total Common Stock (Cost $289,986)			185,017

MASTER LIMITED PARTNERSHIPS — 3.00%
Energy — 3.00%
Enterprise Products Partners LP		531	15,495
NGL Energy Partners LP8		2,525	14,544
Sunoco LP		128	7,717
USACompression Partners LP		260	6,934

			44,690

Total Master Limited Partnerships (Cost $19,138)			44,690

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 24.16%
Money Market Funds —14.16%
Fidelity Investments Money Market Funds - Government Portfolio
5.21%[10]		147,191	147,191
Morgan Stanley Institutional Liquidity Funds -Government Portfolio
5.22%[10]		64,000	64,000

			211,191

U.S. Treasury Bills — 10.00%
U.S. Treasury Bills (WI)
5.28%[11]	05/02/24	$50,000	49,773
5.31%[11]	04/16/24	50,000	49,868
5.32%[11]	05/16/24	50,000	49,652

			149,293

Total Short-Term Investments (Cost $360,534)			360,484

Total Investments - 101.86% (Cost $1,675,644)			1,519,684

Liabilities in Excess of Other Assets - (1.86)%			(27,796)

Net Assets - 100.00%			$1,491,888

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2024.

[2]	Perpetual security with no stated maturity date.

[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[5]	Foreign denominated security issued by foreign domiciled entity.

[6]	Security is valued using significant unobservable inputs and is Classified as Level 3 in the fair value hierarchy.

[7]	Security is currently in default with regard to scheduled interest or principal payments.

[8]	Non-income producing security.

[9]	Illiquid security as determined under procedures approved by the Board of Trustees.The aggregate value of illiquid securities is $12,873, which is 0.86% of total net assets.

[10]	Represents the current yield as of March 31, 2024.

[11]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(IO): Interest Only

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(WI): When Issued

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 140

Opportunistic High Income Credit Fund

Schedule of Portfolio Investments

March 31, 2024

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	3	06/28/24	$321,047	$208	$208
U.S. Treasury Two-Year Note	3	06/28/24	613,453	(381)	(381)

			934,500	(173)	(173)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	1	06/18/24	(114,609)	(533)	(533)

TOTAL FUTURES CONTRACTS			$819,891	$(706)	$(706)

See accompanying Notes to Financial Statements.

141 / Annual Report March 2024

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

BONDS – 91.19%

ASSET-BACKED SECURITIES — 14.90%**
AGL CLO 12 Ltd.,
Series 2021-12A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.18%	07/20/34[1,2,3]		$125,000	$125,067
Aimco CLO,
Series 2015-AA, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.18%	10/17/34[1,2,3]		70,000	70,038
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	01/21/32[1,2,3]		45,000	45,025
AMSR Trust,
Series 2020-SFR1, Class H
5.30%	04/17/37[3]		200,000	194,065
AMSR Trust,
Series 2020-SFR1, Class I
8.19%	04/17/37[3]		100,000	99,371
BCRED CLO LLC,
Series 2023-1A, Class A
(CME Term SOFR 3-Month plus 2.30%)
7.66%	01/20/36[1,3]		250,000	252,863
Carvana Auto Receivables Trust,
Series 2022-P3, Class R
0.00%	09/10/29[3]		1,750	224,870
Cedar Funding II CLO Ltd.,
Series 2013-1A, Class BRR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.61%)
6.93%	04/20/34[1,2,3]		75,000	74,026
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.72%	10/25/34[1,2,3]		180,000	180,099
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50[3]		140,000	127,833
Crystal River CDO,
Series 2005-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 0.62%)
5.96%	03/02/46	[1,2,3,4,5]	419,900	42,831
Diamond Infrastructure Funding LLC,
Series 2021-1A, Class C
3.48%	04/15/49	[3]	215,000	192,818
Dryden 85 CLO Ltd.,
Series 2020-85A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.73%	10/15/35	[1,2,3]	150,000	150,063

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Eaton Vance CLO Ltd.,
Series 2020-1A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.43%)
6.75%	10/15/34[1,2,3]	$90,000	$90,088
FirstKey Homes Trust,
Series 2020-SFR1, Class F2
4.28%	08/17/37[3]	162,000	155,720
FirstKey Homes Trust,
Series 2020-SFR1, Class G
4.78%	08/17/37[3]	265,000	254,158
FirstKey Homes Trust,
Series 2021-SFR2, Class C
1.71%	09/17/38[3]	250,000	225,665
FirstKey Homes Trust,
Series 2022-SFR1, Class D
5.20%	05/19/39[3]	350,000	339,439
Flatiron RR CLO 22 LLC,
Series 2021-2A, Class B
(CME Term SOFR 3-Month plus 1.86%)
7.18%	10/15/34[1,3]	250,000	250,221
FRTKL,
Series 2021-SFR1, Class G
4.11%	09/17/38[3]	300,000	266,887
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[2,3]	10,126	10,019
GLS Auto Receivables Issuer Trust,
Series 2023-2A, Class D
6.31%	03/15/29[3]	220,000	222,086
GoldenTree Loan Management U.S. CLO 1 Ltd.,
Series 2021-9A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.08%	01/20/33[1,2,3]	325,000	324,522
GoldenTree Loan Management U.S. CLO 17 Ltd.,
Series 2023-17A, Class D
(United Kingdom)
(CME Term SOFR 3-Month plus 5.00%)
10.32%	07/20/36[1,2,3]	175,000	177,947
Golub Capital Partners CLO 42M-R,
Series 2019-42RA, Class A2R
(CME Term SOFR 3-Month plus 2.75%)
8.07%	01/20/36[1,3]	175,000	176,777
Golub Capital Partners CLO 54M L.P,
Series 2021-54A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.79%)
7.06%	08/05/33[1,2,3]	90,000	89,955
Golub Capital Partners CLO 66B Ltd.,
Series 2023-66A, Class A
(United Kingdom)
(CME Term SOFR 3-Month plus 1.95%)
7.27%	04/25/36[1,2,3]	250,000	251,512

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 142

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Golub Capital Partners CLO 69M,
Series 2023-69A, Class B1
(CME Term SOFR 3-Month plus 3.25%)
8.66%	11/09/36[1,3]	$250,000	$252,735
Harvest Commercial Capital Loan Trust,
Series 2019-1, Class A
3.29%	09/25/46[3,6]	13,968	13,605
HPS Loan Management Ltd.
Series 10A-16, Class A1RR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.40%)
6.72%	04/20/34[1,2,3]	85,000	85,022
HPS Loan Management Ltd.,
Series 2023-18A, Class D
(Cayman Islands)
(CME Term SOFR 3-Month plus 5.75%)
11.07%	07/20/36[1,2,3]	175,000	179,605
HPS Loan Management Ltd.,
Series 2024-19A, Class C2
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.90%)
0.00%	04/15/37[1,2,3]	250,000	250,670
KGS-Alpha SBA COOF Trust,
Series 2015-1, Class A (IO)
1.57%	10/25/35[3,6]	726,592	25,452
Neuberger Berman Loan Advisers CLO 43 Ltd.,
Series 2021-43A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.71%	07/17/35[1,2,3]	85,000	85,083
OCP CLO Ltd.,
Series 2021-21A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	07/20/34[1,2,3]	50,000	50,004
OCP CLO Ltd.,
Series 2023-28A, Class D
(United Kingdom)
(CME Term SOFR 3-Month plus 5.35%)
10.66%	07/16/36[1,2,3]	250,000	254,382
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	07/15/36[1,2,3]	125,000	124,881
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.61%	02/24/37[1,2,3]	150,000	150,153
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.01%)
7.33%	01/20/34[1,2,3]	40,000	40,004

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Progress Residential Trust,
Series 2020-SFR3, Class G
4.11%	10/17/27[3]	$280,000	$265,991
Progress Residential Trust,
Series 2021-SFR6, Class G
4.00%	07/17/38[3]	250,000	225,069
Progress Residential Trust,
Series 2021-SFR7, Class F
3.83%	08/17/40[3]	220,000	190,253
Progress Residential,
Series 2021-SFR1, Class F
2.76%	04/17/38[3]	292,000	265,152
Progress Residential,
Series 2021-SFR3, Class E1
2.54%	05/17/26[3]	225,000	206,448
Progress Residential,
Series 2021-SFR3, Class F
3.44%	05/17/26[3]	200,000	183,308
Progress Residential,
Series 2021-SFR4, Class F
3.41%	05/17/38[3]	320,000	291,133
Rad CLO 22 Ltd.,
Series 2023-22A, Class D
(Cayman Islands)
(CME Term SOFR 3-Month plus 5.00%)
10.37%	01/20/37[1,2,3]	100,000	102,003
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.45%)
6.77%	10/20/30[1,2,3]	90,593	90,815
Rockford Tower CLO Ltd.,
Series 2021-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	07/20/34[1,2,3]	75,000	74,965
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	61,848	55,240
SLC Student Loan Trust,
Series 2004-1, Class B
(SOFR90A plus 0.55%)
5.91%	08/15/31[1]	83,735	71,380
SLM Student Loan Trust,
Series 2007-7, Class B
(SOFR90A plus 1.01%)
6.37%	10/27/70[1]	215,000	199,555
SLM Student Loan Trust,
Series 2008-2, Class B
(SOFR90A plus 1.46%)
6.82%	01/25/83[1]	340,000	326,661
SLM Student Loan Trust,
Series 2008-3, Class B
(SOFR90A plus 1.46%)
6.82%	04/26/83[1]	340,000	324,382

See accompanying Notes to Financial Statements.

143 / Annual Report March 2024

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-4, Class B
(SOFR90A plus 2.11%)
7.47%	04/25/73[1]		$340,000	$342,753
SLM Student Loan Trust,
Series 2008-5, Class B
(SOFR90A plus 2.11%)
7.47%	07/25/73[1]		235,000	233,891
Stratus CLO Ltd.,
Series 2021-3A, Class SUB
(Cayman Islands)
0.00%	12/29/29[2,3,6]		250,000	162,660
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46[3]		233,229	233,229
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36[3]		267,210	273,853
Textainer Marine Containers VII Ltd.,
Series 2021-2A, Class A
(Bermuda)
2.23%	04/20/46[2,3]		191,667	172,028
TIF Funding II LLC,
Series 2021-1A, Class A
1.65%	02/20/46[3]		400,581	348,484
Trestles CLO V Ltd.,
Series 2021-5A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.43%)
6.75%	10/20/34[1,2,3]		90,000	90,039
Tricon American Homes,
Series 2020-SFR1, Class D
2.55%	07/17/38[3]		133,000	123,639
Tricon American Homes,
Series 2020-SFR1, Class F
4.88%	07/17/38[3]		244,000	236,001

Total Asset-Backed Securities
(Cost $11,402,336)				11,214,493

CORPORATES — 24.67%*

Banking — 4.33%
Bank of America Corp.
3.42%	12/20/28	[6]	35,000	32,864
Bank of America Corp.
(MTN)
1.32%	06/19/26	[6]	100,000	95,056
1.53%	12/06/25	[6]	165,000	160,394
1.92%	10/24/31	[6]	585,000	477,805
3.82%	01/20/28	[6]	110,000	105,975
Bank of America Corp.,
Series N
1.66%	03/11/27	[6]	80,000	74,579
Bank of America Corp.,
Series RR
4.38%[6,7]			15,000	14,137

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)

Banking (continued)
HSBC Holdings PLC
(United Kingdom)
0.98%	05/24/25[2,6]	$10,000	$9,924
1.59%	05/24/27[2,6]	25,000	23,010
2.10%	06/04/26[2,6]	330,000	316,592
2.36%	08/18/31[2,6]	50,000	41,689
JPMorgan Chase & Co.
1.04%	02/04/27[6]	175,000	161,945
1.56%	12/10/25[6]	505,000	491,058
1.58%	04/22/27[6]	55,000	51,015
2.07%	06/01/29[6]	25,000	22,169
2.58%	04/22/32[6]	180,000	152,132
PNC Financial Services Group, Inc. (The)
6.04%	10/28/33[6]	10,000	10,350
6.88%	10/20/34[6]	140,000	153,412
Santander UK Group Holdings PLC
(United Kingdom)
1.67%	06/14/27[2,6]	50,000	45,772
U.S. Bancorp
3.70%[6,7]		15,000	12,998
4.84%	02/01/34[6]	100,000	95,007
5.84%	06/12/34[6]	40,000	40,813
5.85%	10/21/33[6]	35,000	35,767
Wells Fargo & Co.
(MTN)
2.16%	02/11/26[6]	240,000	232,869
2.39%	06/02/28[6]	45,000	41,201
2.57%	02/11/31[6]	95,000	81,908
3.35%	03/02/33[6]	275,000	238,548
5.57%	07/25/29[6]	40,000	40,486

			3,259,475

Communications — 2.69%
Cable One, Inc.
4.00%	11/15/30[3]	115,000	89,988
CCO Holdings, LLC/CCO Holdings Capital Corp.
4.50%	06/01/33[3]	75,000	58,860
Charter Communications Operating LLC/Charter
Communications Operating Capital
3.70%	04/01/51	54,000	33,538
3.90%	06/01/52	60,000	38,326
4.80%	03/01/50	50,000	37,043
6.65%	02/01/34	50,000	51,271
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53	75,000	59,463
Cogent Communications Group, Inc.
7.00%	06/15/27[3]	38,000	37,860
CommScope, Inc.
4.75%	09/01/29[3]	44,000	31,680
CSC Holdings LLC
6.50%	02/01/29[3]	97,000	82,271
7.50%	04/01/28[3]	48,000	32,395
11.75%	01/31/29[3]	69,000	69,086

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 144

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
DIRECTV Financing LLC/DIRECTV Financing Co. Obligor, Inc.
5.88%	08/15/27[3]	$30,000	$28,405
Frontier Communications Holdings LLC
6.75%	05/01/29[3]	50,000	44,614
8.63%	03/15/31[3]	111,000	113,441
Intelsat Jackson Holdings SA
(Luxembourg)
6.50%	03/15/30[2,3]	28,000	26,111
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27[3]	39,000	39,975
6.00%	02/15/28[3]	15,000	15,450
Qwest Corp.
7.25%	09/15/25	70,000	69,213
Scripps Escrow, Inc.
5.88%	07/15/27[3]	66,000	55,440
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44[3]	200,000	153,170
Sirius XM Radio, Inc.
3.88%	09/01/31[3]	55,000	45,897
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25[3]	45,000	44,760
5.15%	03/20/28[3]	420,000	419,125
Time Warner Cable LLC
5.50%	09/01/41	154,000	128,326
5.88%	11/15/40	10,000	8,739
T-Mobile USA, Inc.
2.25%	02/15/26	66,000	62,468
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[2,3]	175,000	150,387

			2,027,302

Consumer Discretionary — 1.45%
BAT Capital Corp.
2.73%	03/25/31	25,000	21,059
4.54%	08/15/47	175,000	135,235
5.65%	03/16/52	125,000	113,197
Central Garden & Pet Co.
4.13%	10/15/30	40,000	35,921
Edgewell Personal Care Co.
5.50%	06/01/28[3]	32,000	31,448
Everi Holdings, Inc.
5.00%	07/15/29[3]	73,000	72,452
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[2,3]	25,000	24,786
6.13%	07/27/27[2,3]	70,000	71,459
JDE Peet’s NV
(Netherlands)
2.25%	09/24/31[2,3]	200,000	159,366
Spectrum Brands, Inc.
3.88%	03/15/31[3]	35,000	33,809
5.50%	07/15/30[3]	10,000	9,800

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Triton Water Holdings, Inc.
6.25%	04/01/29[3]	$39,000	$35,608
WarnerMedia Holdings, Inc.
4.28%	03/15/32	40,000	35,772
5.05%	03/15/42	70,000	60,162
5.14%	03/15/52	300,000	249,381

			1,089,455

Consumer Products — 0.12%
Newell Brands, Inc.
7.00%	04/01/46	112,000	90,560

Diversified REITs — 0.84%
American Assets Trust LP
3.38%	02/01/31	30,000	24,529
American Tower Corp.
1.00%	01/15/32	100,000	88,432
Crown Castle, Inc.
3.80%	02/15/28	160,000	151,683
Digital Intrepid Holding BV
(Netherlands)
0.63%	07/15/31[2]	100,000	84,688
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32	64,000	54,255
4.00%	01/15/30	10,000	9,167
4.00%	01/15/31	50,000	44,724
5.38%	04/15/26	25,000	24,799
5.75%	06/01/28	25,000	25,038
VICI Properties LP
4.95%	02/15/30	10,000	9,671
5.13%	05/15/32	96,000	91,978
VICI Properties LP/VICI Note Co., Inc.
4.13%	08/15/30[3]	12,000	10,918
4.50%	01/15/28[3]	9,000	8,645

			628,527

Electric — 1.61%
Alliant Energy Finance, LLC
3.60%	03/01/32[3]	55,000	48,739
American Electric Power Co., Inc.
5.63%	03/01/33	60,000	61,032
Arizona Public Service Co.
6.35%	12/15/32	245,000	261,772
Commonwealth Edison Co.
5.30%	02/01/53	130,000	127,219
Duke Energy Carolinas LLC
5.35%	01/15/53	30,000	29,677
Duke Energy Corp.
3.85%	06/15/34	100,000	107,227
Entergy Texas, Inc.
3.45%	12/01/27	150,000	141,102
FirstEnergy Pennsylvania Electric Co.
4.00%	04/15/25[3]	75,000	73,182
FirstEnergy Transmission LLC
2.87%	09/15/28[3]	39,000	35,585
Jersey Central Power & Light Co.
4.30%	01/15/26[3]	100,000	97,780

See accompanying Notes to Financial Statements.

145 / Annual Report March 2024

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Electric (continued)
4.70%	04/01/24[3]	$55,000	$55,000
TenneT Holding BV
(EMTN)
(Netherlands)
2.75%	05/17/42[2]	105,000	106,363
Tucson Electric Power Co.
5.50%	04/15/53	65,000	64,711

			1,209,389

Energy — 1.10%
Energy Transfer LP
5.00%	05/15/50	65,000	57,068
5.40%	10/01/47	49,000	45,299
5.50%	06/01/27	3,000	3,020
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	41,000	40,708
8.25%	01/15/32[3]	75,000	77,949
KeySpan Gas East Corp.
5.99%	03/06/33[3]	65,000	66,005
Kinder Morgan Energy Partners LP
5.00%	08/15/42	45,000	40,144
NGL Energy Operating LLC/NGL Energy Finance Corp.
8.38%	02/15/32[3]	30,000	30,789
Petroleos Mexicanos
(Mexico)
6.35%	02/12/48[2]	5,000	3,194
Rockies Express Pipeline LLC
4.80%	05/15/30[3]	100,000	92,900
Southern Co. Gas Capital Corp.
3.88%	11/15/25	70,000	68,250
Sunoco LP/Sunoco Finance Corp.
4.50%	05/15/29	56,000	52,150
4.50%	04/30/30	9,000	8,250
TransCanada PipeLines Ltd.
(Canada)
4.63%	03/01/34[2]	5,000	4,728
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	73,000	69,806
USA Compression Partners LP/USA Compression Finance Corp.
7.13%	03/15/29[3]	40,000	40,473
Venture Global Calcasieu Pass LLC
3.88%	08/15/29[3]	60,000	54,099
Venture Global LNG, Inc.
9.50%	02/01/29[3]	35,000	37,757
9.88%	02/01/32[3]	35,000	37,757

			830,346

Finance — 3.51%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
2.45%	10/29/26[2]	75,000	69,702
3.30%	01/30/32[2]	125,000	107,150
Air Lease Corp.
(MTN)
2.30%	02/01/25	75,000	72,856

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
American Express Co.,
Series D
3.55%[6,7]		$15,000	$13,922
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[2,3]	185,000	164,634
3.25%	02/15/27[2,3]	15,000	13,967
Charles Schwab Corp. (The)
Series K
5.00%[6,7]		15,000	14,378
Citigroup, Inc.
0.98%	05/01/25[6]	305,000	303,671
2.52%	11/03/32[6]	185,000	152,004
2.98%	11/05/30[6]	20,000	17,773
3.52%	10/27/28[6]	5,000	4,716
GGAM Finance Ltd.
(Cayman Islands)
8.00%	02/15/27[2,3]	35,000	36,160
8.00%	06/15/28[2,3]	68,000	70,975
Goldman Sachs Group, Inc. (The)
1.54%	09/10/27[6]	235,000	214,758
1.95%	10/21/27[6]	10,000	9,199
(SOFR Rate plus 0.49%)
5.84%	10/21/24[1]	30,000	30,020
Goldman Sachs Group, Inc. (The),
Series VAR
1.09%	12/09/26[6]	625,000	580,487
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29	38,000	32,483
5.25%	05/15/27	67,000	62,310
9.75%	01/15/29[3]	15,000	15,656
Jane Street Group/JSG Finance, Inc.
4.50%	11/15/29[3]	74,000	68,658
Morgan Stanley
0.79%	05/30/25[6]	120,000	118,893
2.19%	04/28/26[6]	180,000	173,712
Morgan Stanley
(GMTN)
2.24%	07/21/32[6]	90,000	73,494
Morgan Stanley
(MTN)
1.16%	10/21/25[6]	65,000	63,310
1.93%	04/28/32[6]	135,000	108,388
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28[2,3,6]	50,000	46,664

			2,639,940

Food — 0.86%
B&G Foods, Inc.
5.25%	04/01/25	11,000	11,000
ELO SACA
(EMTN)
(France)
6.00%	03/22/29[2]	100,000	109,622

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 146

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Food (continued)
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26[3]	$66,000	$4,950
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
(Canada)
6.75%	03/15/34[2,3]	135,000	141,980
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.75%	12/01/31[2]	52,000	45,090
5.50%	01/15/30[2]	25,000	24,654
6.50%	12/01/52[2]	10,000	9,907
Pilgrim’s Pride Corp.
3.50%	03/01/32	36,000	30,558
4.25%	04/15/31	25,000	22,581
6.25%	07/01/33	135,000	138,320
Simmons Foods, Inc./Simmons Prepared Foods, Inc./ Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29[3]	85,000	75,278
Smithfield Foods, Inc.
2.63%	09/13/31[3]	45,000	35,265

			649,205

Gaming — 0.14%
Penn Entertainment, Inc.
4.13%	07/01/29[3]	79,000	68,533
5.63%	01/15/27[3]	36,000	34,765

			103,298

Health Care — 1.93%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[2,3]	69,000	67,695
AbbVie, Inc.
3.60%	05/14/25	50,000	49,089
Amgen, Inc.
4.20%	02/22/52	25,000	20,597
Bayer U.S. Finance II LLC
2.85%	04/15/25[3]	20,000	19,327
4.63%	06/25/38[3]	156,000	129,960
4.88%	06/25/48[3]	50,000	40,218
Bayer U.S. Finance LLC
6.88%	11/21/53[3]	70,000	71,946
Cano Health LLC
6.25%	10/01/28[3,4,5,8,9]	26,000	23
Catalent Pharma Solutions, Inc.
3.13%	02/15/29[3]	115,000	110,001
Centene Corp.
3.00%	10/15/30	129,000	110,719
CommonSpirit Health
2.78%	10/01/30	40,000	34,738
DENTSPLY SIRONA, Inc.
3.25%	06/01/30	45,000	39,904
Embecta Corp.
5.00%	02/15/30[3]	28,000	22,880
6.75%	02/15/30[3]	53,000	46,370

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Encompass Health Corp.
4.50%	02/01/28	$20,000	$19,145
Fortrea Holdings, Inc.
7.50%	07/01/30[3]	35,000	36,186
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26[3]	30,000	27,160
Grifols SA
(Spain)
4.75%	10/15/28[2,3]	124,000	102,692
HCA, Inc.
5.25%	04/15/25	12,000	11,953
5.63%	09/01/28	14,000	14,166
Kedrion SpA
(Italy)
6.50%	09/01/29[2,3]	105,000	95,804
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[3]	149,000	108,228
Option Care Health, Inc.
4.38%	10/31/29[3]	72,000	66,192
Prestige Brands, Inc.
3.75%	04/01/31[3]	116,000	101,100
Prime Healthcare Services, Inc.
7.25%	11/01/25[3]	90,000	90,225
Universal Health Services, Inc.
1.65%	09/01/26	15,000	13,676

			1,449,994

Health Care REITs — 0.16%
Healthcare Reality Holdings LP
2.00%	03/15/31	25,000	19,895
3.10%	02/15/30	30,000	26,093
Healthcare Realty Holdings LP
2.05%	03/15/31	10,000	7,760
3.63%	01/15/28	70,000	64,740

			118,488

Industrial REITs — 0.10%
LXP Industrial Trust
2.38%	10/01/31	55,000	44,074
2.70%	09/15/30	35,000	29,295
Rexford Industrial Realty LP
2.15%	09/01/31	5,000	4,014

			77,383

Industrials — 1.36%
Advanced Drainage Systems, Inc.
6.38%	06/15/30[3]	14,000	14,085
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
4.13%	08/15/26[2,3]	25,000	22,708
5.25%	08/15/27[2,3]	90,000	56,792
Artera Services LLC
8.50%	02/15/31[3]	45,000	46,169
Ball Corp.
6.88%	03/15/28	91,000	93,566
Berry Global, Inc.
1.65%	01/15/27	5,000	4,542

See accompanying Notes to Financial Statements.

147 / Annual Report March 2024

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
4.88%	07/15/26[3]	$50,000	$49,037
5.50%	04/15/28	115,000	115,841
5.65%	01/15/34[3]	20,000	19,914
Boeing Co. (The)
4.88%	05/01/25	10,000	9,891
5.81%	05/01/50	80,000	75,764
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.74%)
6.05%	08/15/36[1]	325,000	301,863
OT Merger Corp.
7.88%	10/15/29[3]	123,000	88,734
TransDigm, Inc.
6.75%	08/15/28[3]	97,000	98,497
Trivium Packaging Finance BV
(Netherlands)
5.50%	08/15/26[2,3]	30,000	29,606

			1,027,009

Information Technology — 0.67%
Gen Digital, Inc.
6.75%	09/30/27[3]	65,000	66,029
NCR Voyix Corp.
5.13%	04/15/29[3]	42,000	38,987
Netflix, Inc.
5.88%	02/15/25	50,000	50,203
Open Text Corp.
(Canada)
6.90%	12/01/27[2,3]	178,000	183,767
Oracle Corp.
3.95%	03/25/51	68,000	51,922
6.50%	04/15/38	70,000	76,142
RingCentral, Inc.
8.50%	08/15/30[3]	35,000	36,421

			503,471

Insurance — 0.91%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29[3]	77,000	70,840
Alliant Holdings Intermediate LLC/Alliant Holdings
Co.-Issuer
6.75%	10/15/27[3]	66,000	65,175
Aon Corp./Aon Global Holdings PLC
3.90%	02/28/52	55,000	42,338
Athene Global Funding
1.61%	06/29/26[3]	30,000	27,540
1.99%	08/19/28[3]	100,000	86,630
3.21%	03/08/27[3]	25,000	23,375
(SOFR Index plus 0.70%)
6.06%	05/24/24[1,3]	30,000	30,035
Farmers Exchange Capital II
6.15%	11/01/53[3,6]	50,000	44,658
Farmers Insurance Exchange
4.75%	11/01/57[3,6]	25,000	18,560
Metropolitan Life Global Funding I
4.30%	08/25/29[3]	150,000	144,691

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Insurance (continued)
Nationwide Mutual Insurance Co.
7.88%	12/15/24[3,6]	$75,000	$75,007
Teachers Insurance & Annuity Association of America
4.27%	05/15/47[3]	65,000	54,032

			682,881

Materials — 0.80%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28[3]	30,000	19,394
ATI, Inc.
7.25%	08/15/30	35,000	36,323
Axalta Coating Systems, LLC
3.38%	02/15/29[3]	76,000	68,147
Clearwater Paper Corp.
4.75%	08/15/28[3]	112,000	104,276
International Flavors & Fragrances, Inc.
1.83%	10/15/27[3]	110,000	97,633
2.30%	11/01/30[3]	201,000	167,063
3.27%	11/15/40[3]	5,000	3,563
3.47%	12/01/50[3]	15,000	10,005
4.38%	06/01/47	20,000	15,507
5.00%	09/26/48	15,000	12,838
Valvoline, Inc.
3.63%	06/15/31[3]	80,000	69,030

			603,779

Office REITs — 0.15%
Hudson Pacific Properties LP
3.25%	01/15/30	105,000	81,038
3.95%	11/01/27	10,000	8,868
4.65%	04/01/29	25,000	21,323

			111,229

Residential REITs — 0.32%
American Homes 4 Rent LP
3.38%	07/15/51	40,000	26,700
4.30%	04/15/52	50,000	39,460
Invitation Homes Operating Partnership LP
2.00%	08/15/31	170,000	135,298
5.50%	08/15/33	40,000	39,867

			241,325

Retail — 0.38%
Ferrellgas LP/Ferrellgas Finance Corp.
5.88%	04/01/29[3]	80,000	76,324
Fertitta Entertainment, LLC/Fertitta Entertainment Finance
Co., Inc.
6.75%	01/15/30[3]	26,000	23,465
FirstCash, Inc.
6.88%	03/01/32[3]	40,000	40,045
LCM Investments Holdings II LLC
8.25%	08/01/31[3]	35,000	36,575
Michaels Cos., Inc. (The)
7.88%	05/01/29[3]	93,000	69,861

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 148

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Retail (continued)
Raising Cane’s Restaurants LLC
9.38%	05/01/29[3]	$35,000	$37,887

			284,157

Services — 0.54%
Adtalem Global Education, Inc.
5.50%	03/01/28[3]	76,000	72,856
HealthEquity, Inc.
4.50%	10/01/29[3]	75,000	69,402
Hertz Corp. (The)
4.63%	12/01/26[3]	3,000	2,732
5.00%	12/01/29[3]	89,000	68,975
VT Topco, Inc.
8.50%	08/15/30[3]	70,000	73,942
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26[3]	30,000	29,337
Waste Pro USA, Inc.
5.50%	02/15/26[3]	17,000	16,757
Worldline SA
(France)
0.00%	07/30/25[2,10]	300	35,857
0.00%	07/30/26[2,10]	400	39,137

			408,995

Specialized REITs — 0.42%
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.63%	04/20/30[2]	100,000	90,131
Extra Space Storage LP
2.35%	03/15/32	25,000	20,018
2.40%	10/15/31	50,000	41,157
2.55%	06/01/31	15,000	12,494
Greystar Real Estate Partners LLC
7.75%	09/01/30[3]	35,000	36,400
Realty Income Corp.
4.88%	07/06/30	100,000	114,537

			314,737

Transportation — 0.28%
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32	80,369	74,280
United Airlines Pass-Through Trust,
Series 2023-1, Class A
5.80%	01/15/36	135,000	137,054

			211,334

Total Corporates
(Cost $18,767,479)			18,562,279

MORTGAGE-BACKED — 48.26%**

Non-Agency Commercial Mortgage-Backed — 4.15%
1211 Avenue of the Americas Trust,
Series 2015-1211, Class B
4.09%	08/10/35[3,6]	150,000	143,146

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7, Class XE (IO)
1.25%	09/15/48[3,6]	$1,500,000	$20,569
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2019-BPR, Class AMP
3.29%	11/05/32[3]	100,000	96,914
BX Commercial Mortgage Trust,
Series 2021-VOLT, Class F
(CME Term SOFR 1-Month plus 2.51%)
7.84%	09/15/36[1,3]	100,000	99,159
BXHPP Trust,
Series 2021-FILM, Class C
(CME Term SOFR 1-Month plus 1.21%)
6.54%	08/15/36[1,3]	120,000	112,434
BXHPP Trust,
Series 2021-FILM, Class D
(CME Term SOFR 1-Month plus 1.61%)
6.94%	08/15/36[1,3]	100,000	92,809
Citigroup Commercial Mortgage Trust,
Series 2014-GC25, Class XA (IO)
0.94%	10/10/47[6]	3,843,862	10,000
Citigroup Commercial Mortgage Trust,
Series 2016-P4, Class XA (IO)
1.88%	07/10/49[6]	1,932,397	59,272
Citigroup Commercial Mortgage Trust,
Series 2020-555, Class G
3.50%	12/10/41[3,6]	200,000	139,299
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2, Class X (IO)
0.45%	04/15/47[3,6]	1,007,857	4,510
Commercial Mortgage Trust,
Series 2013-CR12, Class XA (IO)
0.56%	10/10/46[6]	178,210	12
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.60%	02/10/37[3,6]	1,667,987	5,374
Credit Suisse Mortgage Capital Trust,
Series 2014-USA, Class X1 (IO)
0.54%	09/15/37[3,6]	9,783,817	46,599
CSAIL Commercial Mortgage Trust,
Series 2015-C1, Class XA (IO)
0.80%	04/15/50[6]	1,601,880	4,213
DROP Mortgage Trust,
Series 2021-FILE, Class D
(CME Term SOFR 1-Month plus 2.86%)
8.19%	10/15/43[1,3]	150,000	116,616
FREMF Mortgage Trust,
Series 2017-K66, Class X2A (IO)
0.10%	06/25/27[3]	42,283,457	100,402
FREMF Mortgage Trust,
Series 2017-K726, Class X2B (IO)
0.10%	07/25/49[3]	25,000,000	320

See accompanying Notes to Financial Statements.

149 / Annual Report March 2024

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Frost CMBS DAC,
Series 2021-1X, Class EUA
(Ireland)
(3-Month Euribor plus 1.15%)
5.08%	11/20/33[1,2]	$98,346	$102,667
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37[3,6]	940,000	1,822
GS Mortgage Securities Corp. Trust,
Series 2021-STAR, Class B
(CME Term SOFR 1-Month plus 1.51%)
6.84%	12/15/36[1,3]	150,000	148,813
GS Mortgage Securities Trust,
Series 2014-GC24, Class XA (IO)
0.67%	09/10/47[6]	2,362,591	1,483
GS Mortgage Securities Trust,
Series 2015-GC32, Class XA (IO)
0.68%	07/10/48[6]	4,360,269	28,458
Impact Funding Affordable Multifamily Housing Mortgage
Loan Trust,
Series 2010-1, Class A1
5.31%	01/25/51[3]	27,657	27,254
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C22, Class XA (IO)
0.77%	09/15/47[6]	6,111,484	17,547
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class XA (IO)
0.79%	11/15/47[6]	4,341,904	8,207
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class XA (IO)
0.91%	01/15/48[6]	2,366,926	5,025
JPMDB Commercial Mortgage Securities Trust,
Series 2018-C8, Class XEF (IO)
1.76%	06/15/51[3,6]	1,157,000	69,516
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-NINE, Class A
2.85%	09/06/38[3,6]	225,000	210,634
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-ICON, Class C
4.54%	01/05/34[3]	72,000	68,596
Ladder Capital Commercial Mortgage Trust,
Series 2013-GCP, Class XA (IO)
1.15%	02/15/36[3,6]	1,382,176	49,603
Med Trust,
Series 2021-MDLN, Class G
(CME Term SOFR 1-Month plus 5.36%)
10.69%	11/15/38[1,3]	99,522	99,624
MKT Mortgage Trust,
Series 2020-525M, Class D
2.94%	02/12/40[3,6]	286,000	182,345
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C9, Class XB (IO)
0.10%	05/15/46[3,6]	8,987,355	5,378
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19, Class XA (IO)
0.95%	12/15/47[6]	2,358,016	3,647

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.32%	01/15/43[3,6]	$180,000	$97,378
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A1
3.87%	01/05/43[3,6]	220,000	166,401
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class D
4.39%	01/05/43[3,6]	200,000	94,602
SMRT,
Series 2022-MINI, Class E
(CME Term SOFR 1-Month plus 2.70%)
8.03%	01/15/39[1,3]	100,000	97,117
SREIT Trust,
Series 2021-PALM, Class C
(CME Term SOFR 1-Month plus 1.07%)
6.40%	10/15/34[1,3]	230,000	226,036
VASA Trust,
Series 2021-VASA, Class B
(CME Term SOFR 1-Month plus 1.36%)
6.69%	07/15/39[1,3]	300,000	252,090
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS2, Class XA (IO)
0.58%	07/15/58[6]	3,007,480	16,885
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6, Class XA (IO)
1.59%	11/15/49[6]	3,229,425	84,837
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.35%	06/15/46[6]	77,678	155
WF-RBS Commercial Mortgage Trust,
Series 2014-C21, Class XA (IO)
0.97%	08/15/47[6]	2,809,845	2,927

			3,120,695

Non-Agency Mortgage-Backed — 27.68%
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A2D
(CME Term SOFR 1-Month plus 0.87%)
6.20%	03/25/37[1]	365,587	143,021
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-HE1, Class A1
(CME Term SOFR 1-Month plus 0.41%)
5.74%	01/25/37[1]	570,457	306,664
Ajax Mortgage Loan Trust,
Series 2021-C, Class A (STEP-reset date 04/25/24)
2.12%	01/25/61[3]	262,547	255,341
Alternative Loan Trust,
Series 2005-10CB, Class 1A8
5.50%	05/25/35	302,447	247,733
Alternative Loan Trust,
Series 2005-59, Class 1A1
(CME Term SOFR 1-Month plus 0.77%)
6.10%	11/20/35[1]	314,129	285,772

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 150

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Alternative Loan Trust,
Series 2007-15CB, Class A7
6.00%	07/25/37	$462,322	$279,966
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus
0.70%)
5.79%	02/25/47[1]	702,308	272,896
APS Resecuritization Trust,
Series 2016-3, Class 3MZ
1.12%	09/27/46[3,6]	391,281	209,978
Banc of America Funding Trust,
Series 2006-7, Class T2A3
5.69%	10/25/36[6]	214,762	182,209
Banc of America Funding Trust,
Series 2014-R5, Class 1A2
(TSFR6M plus 1.93%)
3.99%	09/26/45[1,3]	244,555	176,292
Banc of America Funding Trust,
Series 2015-R3, Class 1A2
1.29%	03/27/36[3,6]	379,537	298,693
BRAVO Residential Funding Trust,
Series 2021-A, Class A1 (STEP-reset date 04/25/24)
4.99%	10/25/59[3]	261,430	257,981
Carrington Mortgage Loan Trust,
Series 2006-NC4, Class A4
(CME Term SOFR 1-Month plus 0.35%)
5.68%	10/25/36[1]	175,000	156,778
Carrington Mortgage Loan Trust,
Series 2007-RFC1, Class A3
(CME Term SOFR 1-Month plus 0.25%)
5.58%	12/25/36[1]	94,051	90,941
CIM Trust,
Series 2020-R6, Class A1
2.25%	12/25/60[3,6]	302,985	259,345
CIM Trust,
Series 2021-NR1, Class A1 (STEP-reset date 05/25/24)
5.57%	07/25/55[3]	150,170	148,759
CIM Trust,
Series 2021-NR2, Class A1 (STEP-reset date 05/25/24)
5.57%	07/25/59[3]	89,335	88,511
CIM Trust,
Series 2021-R1, Class A2
2.40%	08/25/56[3,6]	338,628	297,197
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[3,6]	59,273	52,409
CIM Trust,
Series 2021-R5, Class A1B
2.00%	08/25/61[3,6]	115,000	75,002
CIM Trust,
Series 2022-NR1, Class A1 (STEP-reset date 05/25/24)
5.00%	07/25/62[3]	83,015	80,813
CIM Trust,
Series 2023-NR1, Class A1 (STEP-reset date 05/25/24)
6.00%	06/25/62[3]	260,094	256,521

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2023-NR2, Class A1 (STEP-reset date 05/25/24)
6.00%	06/25/62[3]	$294,387	$289,336
CIM Trust,
Series 2023-R3, Class A1A
4.50%	01/25/63[3,6]	234,085	216,317
CIT Mortgage Loan Trust,
Series 2007-1, Class 1M2
(CME Term SOFR 1-Month plus 1.86%)
7.19%	10/25/37[1,3]	240,000	221,305
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class AF6A (STEP-reset date 05/25/24)
6.13%	08/25/35	308,335	276,227
COLT Mortgage Loan Trust,
Series 2021-2, Class A1
0.92%	08/25/66[3,6]	99,505	80,563
COLT Mortgage Loan Trust,
Series 2021-HX1, Class A1
1.11%	10/25/66[3,6]	315,117	260,436
Conseco Finance Corp.,
Series 1999-5, Class A5
7.86%	03/01/30[6]	70,482	23,478
Credit Suisse Mortgage Capital Trust,
Series 2015-12R, Class 2A2
3.29%	11/30/37[3,6]	88,660	78,639
Credit Suisse Mortgage Capital Trust,
Series 2021-RPL4, Class A1
1.80%	12/27/60[3,6]	202,397	195,588
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 05/25/24)
3.57%	02/25/37	218,854	131,513
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 05/25/24)
3.32%	03/25/37	799,953	290,972
CSMC Mortgage-Backed Trust,
Series 2007-5, Class 1A9
6.59%	08/25/37[6]	427,156	246,714
CSMC Trust,
Series 2021-RPL7, Class A1
1.93%	07/27/61[3,6]	331,430	318,462
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-AR3, Class 2A5
(CME Term SOFR 1-Month plus 0.51%)
5.84%	06/25/37[1]	289,019	248,821
Ellington Financial Mortgage Trust,
Series 2021-3, Class A1
1.24%	09/25/66[3,6]	81,559	65,286
Fannie Mae Connecticut Avenue Securities,
Series 2019-R04, Class 2B1
(SOFR30A plus 5.36%)
10.68%	06/25/39[1,3]	166,981	177,258

See accompanying Notes to Financial Statements.

151 / Annual Report March 2024

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Fannie Mae Connecticut Avenue Securities,
Series 2019-R06, Class 2B1
(SOFR30A plus 3.86%)
9.18%	09/25/39[1,3]	$66,184	$68,883
Fannie Mae Connecticut Avenue Securities,
Series 2021-R03, Class 1B1
(SOFR30A plus 2.75%)
8.07%	12/25/41[1,3]	150,000	153,946
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(CME Term SOFR 1-Month plus 0.33%)
5.66%	12/25/37[1]	265,715	236,814
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(CME Term SOFR 1-Month plus 0.55%)
5.88%	01/25/38[1]	716,766	375,261
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(CME Term SOFR 1-Month plus 0.31%)
5.64%	03/25/37[1]	515,226	251,706
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA2, Class M2
(SOFR30A plus 2.05%)
7.37%	12/25/33[1,3]	119,303	120,972
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M1B
(SOFR30A plus 1.85%)
7.17%	01/25/42[1,3]	150,000	151,057
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M2
(SOFR30A plus 2.50%)
7.82%	01/25/42[1,3]	200,000	204,188
Fremont Home Loan Trust,
Series 2005-A, Class M4
(CME Term SOFR 1-Month plus 1.13%)
6.46%	01/25/35[1]	286,455	246,967
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.64%	04/19/36[6]	178,566	139,790
GreenPoint Mortgage Funding Trust,
Series 2005-AR1, Class A2
(CME Term SOFR 1-Month plus 0.55%)
5.88%	06/25/45[1]	58,702	52,784
GSAA Home Equity Trust,
Series 2006-1, Class A3
(CME Term SOFR 1-Month plus 0.77%)
6.10%	01/25/36[1]	677,563	286,359
GSAA Home Equity Trust,
Series 2006-10, Class AF3
5.98%	06/25/36[6]	573,054	141,311
GSAA Home Equity Trust,
Series 2006-6, Class AF3
5.73%	03/25/36[6]	526,829	150,719

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GSAA Home Equity Trust,
Series 2007-4, Class A2
(CME Term SOFR 1-Month plus 0.51%)
5.84%	03/25/37[1]	$1,016,661	$277,822
GSAA Home Equity Trust,
Series 2007-5, Class 1AF6 (STEP-reset date 05/25/24)
5.91%	05/25/37	679,830	234,877
GSAA Home Equity Trust,
Series 2007-5, Class 2A1B
(CME Term SOFR 1-Month plus 0.39%)
5.72%	04/25/47[1]	1,739,354	329,360
GSAA Trust,
Series 2006-7, Class AF3 (STEP-reset date 05/25/24)
6.72%	03/25/46	680,154	258,670
GSAMP Trust,
Series 2007-NC1, Class A2C
(CME Term SOFR 1-Month plus 0.26%)
5.59%	12/25/46[1]	246,790	120,790
HarborView Mortgage Loan Trust,
Series 2005-3, Class 1A
(CME Term SOFR 1-Month plus 0.63%)
5.96%	06/19/35[1]	294,578	163,989
HarborView Mortgage Loan Trust,
Series 2006-4, Class 1A1A
(CME Term SOFR 1-Month plus 0.47%)
5.80%	05/19/46[1]	590,208	312,050
HarborView Mortgage Loan Trust,
Series 2006-5, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.91%)
6.00%	07/19/47[1]	309,395	116,991
HSI Asset Loan Obligation Trust,
Series 2007-2, Class 2A12
6.00%	09/25/37	211,567	160,181
HSI Asset Securitization Corp. Trust,
Series 2007-OPT1, Class 1A
(CME Term SOFR 1-Month plus 0.25%)
5.58%	12/25/36[1]	195,097	164,418
Impac CMB Trust,
Series 2004-4, Class 1A2
(CME Term SOFR 1-Month plus 0.73%)
6.06%	09/25/34[1]	33,223	33,181
Impac CMB Trust,
Series 2004-6, Class 1A2
(CME Term SOFR 1-Month plus 0.89%)
6.22%	10/25/34[1]	59,188	58,600
IndyMac Index Mortgage Loan Trust,
Series 2005-AR25, Class 2A1
3.68%	12/25/35[6]	206,819	167,945
IndyMac Index Mortgage Loan Trust,
Series 2007-AR5, Class 2A1
3.37%	05/25/37[6]	196,622	152,837
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A3
6.61%	02/25/28	21,906	21,712

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 152

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Manufactured Housing Contract Pass-Through Certificates,
Series 1997-1, Class A4
6.75%	02/25/28	$9,222	$9,142
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	20,799	20,772
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A5
6.96%	09/25/28[6]	50,132	49,843
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF6 (STEP-reset date 05/25/24)
4.29%	03/25/47	586,944	379,310
Long Beach Mortgage Loan Trust,
Series 2006-9, Class 2A3
(CME Term SOFR 1-Month plus 0.43%)
5.76%	10/25/36[1]	388,813	120,508
Luminent Mortgage Trust,
Series 2006-5, Class A1A
(CME Term SOFR 1-Month plus 0.49%)
5.82%	07/25/36[1]	255,860	163,280
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1, Class I1A
(CME Term SOFR 1-Month plus 0.50%)
5.83%	01/25/47[1]	431,220	181,501
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A1
(CME Term SOFR 1-Month plus 0.41%)
5.74%	03/25/47[1]	217,717	199,481
MASTR Alternative Loan Trust,
Series 2006-2, Class 2A1
(CME Term SOFR 1-Month plus 0.51%)
5.84%	03/25/36[1,4,5]	2,399,670	256,801
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(CME Term SOFR 1-Month plus 0.32%)
5.65%	05/25/37[1]	119,155	113,690
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(CME Term SOFR 1-Month plus 0.39%)
5.72%	05/25/37[1]	300,000	236,380
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(CME Term SOFR 1-Month plus 0.77%)
6.10%	04/25/37[1,4,5]	1,696,107	78,853
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2B
(CME Term SOFR 1-Month plus 0.45%)
5.78%	05/25/37[1]	352,298	247,456
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM2, Class A1A
(CME Term SOFR 1-Month plus 0.48%)
5.81%	05/25/37[1]	434,656	117,910

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40	$49,153	$48,383
Mid-State Trust XI,
Series 11, Class B
8.22%	07/15/38	2,993	3,002
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A3
(CME Term SOFR 1-Month plus 0.41%)
5.74%	06/25/36[1]	597,912	313,860
Morgan Stanley Home Equity Loan Trust,
Series 2007-1, Class A3
(CME Term SOFR 1-Month plus 0.25%)
5.58%	12/25/36[1]	594,898	290,924
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
5.39%	09/25/34[6]	72,776	70,194
Morgan Stanley Mortgage Loan Trust,
Series 2006-15XS, Class A4A (STEP-reset date 05/25/24)
6.70%	11/25/36	418,862	95,776
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36[6]	887,797	251,333
Morgan Stanley Mortgage Loan Trust,
Series 2007-11AR, Class 2A3
2.86%	06/25/37[6]	295,876	157,135
New Residential Mortgage Loan Trust,
Series 2022-NQM2, Class A2
3.70%	03/27/62[3,6]	250,000	193,224
Nomura Resecuritization Trust,
Series 2015-4R, Class 2A2
(CME Term SOFR 1-Month plus 0.42%)
3.44%	10/26/36[1,3]	326,746	283,451
OBX Trust,
Series 2022-NQM1, Class A1
2.31%	11/25/61[3,6]	233,714	201,037
Option One Mortgage Loan Trust,
Series 2006-3, Class 1A1
(CME Term SOFR 1-Month plus 0.25%)
5.58%	02/25/37[1]	179,388	111,869
PRET LLC,
Series 2022-RN2, Class A2 (STEP-reset date 04/25/24)
6.50%	06/25/52[3]	197,000	186,713
PRPM LLC,
Series 2020-4, Class A1 (STEP-reset date 04/25/24)
5.61%	10/25/25[3]	64,351	64,270
PRPM LLC,
Series 2021-4, Class A1 (STEP-reset date 04/25/24)
1.87%	04/25/26[3]	171,429	167,579
PRPM LLC,
Series 2021-5, Class A1 (STEP-reset date 04/25/24)
1.79%	06/25/26[3]	82,850	81,182
PRPM LLC,
Series 2021-9, Class A1 (STEP-reset date 04/25/24)
2.36%	10/25/26[3]	112,287	109,686

See accompanying Notes to Financial Statements.

153 / Annual Report March 2024

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
PRPM LLC,
Series 2022-1, Class A1 (STEP-reset date 04/25/24)
3.72%	02/25/27[3]	$169,314	$164,898
PRPM LLC,
Series 2022-4, Class A2 (STEP-reset date 04/25/24)
5.00%	08/25/27[3]	170,000	162,455
PRPM, LLC,
Series 2021-8, Class A1
1.74%	09/25/26[3,6]	69,005	66,509
Residential Accredit Loans Trust,
Series 2005-QA3, Class NB1
3.63%	03/25/35[6]	110,453	58,830
Residential Accredit Loans Trust,
Series 2006-QS5, Class A6
6.00%	05/25/36	250,427	206,018
Residential Accredit Loans Trust,
Series 2007-QS1, Class 1A5
(CME Term SOFR 1-Month plus 0.66%)
5.99%	01/25/37[1]	295,734	210,142
Residential Asset Securities Corp.,
Series 2005-KS11, Class M3
(CME Term SOFR 1-Month plus 0.77%)
6.10%	12/25/35[1]	164,736	160,144
Residential Asset Securitization Trust,
Series 2005-A5, Class A8
5.50%	05/25/35	362,680	261,055
SG Mortgage Securities Trust,
Series 2006-OPT2, Class A3D
(CME Term SOFR 1-Month plus 0.32%)
5.65%	10/25/36[1]	250,000	187,222
Starwood Mortgage Residential Trust,
Series 2021-6, Class A1
1.92%	11/25/66[3,6]	193,847	162,806
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
5.59%	09/25/34[6]	69,685	67,061
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A1B
(CME Term SOFR 1-Month plus 0.28%)
5.61%	02/25/36[1]	298,111	258,671
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1A
(CME Term SOFR 1-Month plus 0.53%)
5.86%	08/25/36[1]	362,772	286,825
Terwin Mortgage Trust,
Series 2004-7HE, Class A1
(CME Term SOFR 1-Month plus 1.21%)
6.54%	07/25/34[1,3]	51,421	48,628
Towd Point Mortgage Trust,
Series 2017-4, Class A2
3.00%	06/25/57[3,6]	350,000	318,577
Towd Point Mortgage Trust,
Series 2019-HY2, Class M2
(CME Term SOFR 1-Month plus 2.01%)
7.34%	05/25/58[1,3]	210,000	221,170

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
TRK Trust,
Series 2021-INV2, Class A1
1.97%	11/25/56[3,6]	$241,190	$197,939
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 04/25/24)
5.24%	02/27/51[3]	63,655	62,334
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(CME Term SOFR 1-Month plus 0.34%)
5.67%	01/25/37[1]	518,377	224,367

			20,828,113

U.S. Agency Commercial Mortgage-Backed — 0.46%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
3.05%	07/25/39[6]	244,933	3,593
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
0.89%	07/25/33[6]	535,000	39,888
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K040, Class X3 (IO)
2.03%	11/25/42[6]	1,100,000	9,576
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K047, Class X3 (IO)
1.49%	06/25/43[6]	1,676,868	25,891
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC04, Class X1 (IO)
1.25%	12/25/26[6]	2,219,980	34,033
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.23%	06/25/27[6]	1,822,805	37,557
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series Q010, Class XPT2 (IO)
0.36%	08/25/24	595,429	662
Ginnie Mae,
Series 2009-114, Class IO (IO)
0.00%	10/16/49[6]	4,074,773	62
Ginnie Mae,
Series 2010-148, Class IO (IO)
0.30%	09/16/50[6]	1,347,599	13,623
Ginnie Mae,
Series 2012-123, Class IO (IO)
0.62%	12/16/51[6]	1,996,064	23,789
Ginnie Mae,
Series 2012-125, Class IO (IO)
0.17%	02/16/53[6]	6,329,207	28,159
Ginnie Mae,
Series 2012-27, Class IO (IO)
0.23%	04/16/53[6]	2,609,829	5,589

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 154

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2013-156, Class IO (IO)
0.24%	06/16/55[6]	$3,462,969	$15,526
Ginnie Mae,
Series 2013-163, Class IO (IO)
1.01%	02/16/46[6]	1,139,989	13,385
Ginnie Mae,
Series 2013-63, Class IO (IO)
0.78%	09/16/51[6]	3,529,334	68,054
Ginnie Mae,
Series 2013-74, Class IO (IO)
0.51%	12/16/53[6]	620,113	4,694
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.19%	05/16/55[6]	844,754	5,303
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.90%	11/16/54[6]	497,098	10,489
Ginnie Mae,
Series 2015-47, Class IO (IO)
0.37%	10/16/56[6]	520,045	6,628

			346,501

U.S. Agency Mortgage-Backed — 15.97%
Fannie Mae REMICS,
Series 2000-45, Class SA (IO)
(-1.00 X SOFR30A plus 7.84%, 7.95% Cap)
2.52%	12/18/30[1]	10,745	436
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X SOFR30A plus 126.17%, 8.50% Cap)
8.50%	09/25/31[1]	182	180
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X SOFR30A plus 99.20%, 9.80% Cap)
9.80%	01/25/34[1]	2,049	2,053
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X SOFR30A plus 5.99%, 6.10% Cap)
0.67%	10/25/25[1]	24,887	67
Fannie Mae REMICS,
Series 2006-125, Class SM (IO)
(-1.00 X SOFR30A plus 7.09%, 7.20% Cap)
1.77%	01/25/37[1]	393,688	35,102
Fannie Mae REMICS,
Series 2008-50, Class SA (IO)
(-1.00 X SOFR30A plus 5.94%, 6.05% Cap)
0.62%	11/25/36[1]	444,117	30,547
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X SOFR30A plus 6.31%, 6.42% Cap)
0.99%	05/25/40[1]	442,754	41,071
Freddie Mac Pool SD8245
4.50%	09/01/52	593,847	565,711
Freddie Mac Pool SD8275
4.50%	12/01/52	933,832	889,858

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3247, Class SI (IO)
(-1.00 X SOFR30A plus 6.54%, 0.15% Cap)
0.15%	08/15/36[1]	$5,760,065	$24,932
Freddie Mac REMICS,
Series 3289, Class SD (IO)
(-1.00 X SOFR30A plus 6.01%, 6.12% Cap)
0.69%	03/15/37[1]	455,309	26,348
Ginnie Mae (TBA)
4.50%	04/20/54	1,050,000	1,009,177
5.00%	04/20/54	850,000	835,529
5.50%	04/20/54	375,000	374,736
Ginnie Mae,
Series 2013-25, Class SA (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.09%, 6.20% Cap)
0.76%	02/20/43[1]	1,156,109	117,022
UMBS (TBA)
2.00%	04/01/54	1,425,000	1,128,720
2.50%	04/01/54	800,000	661,889
3.00%	04/01/54	1,000,000	861,031
4.00%	04/01/54	2,900,000	2,686,351
4.50%	04/01/54	1,575,000	1,500,249
5.00%	04/01/54	825,000	805,051
5.50%	04/01/54	425,000	422,934

			12,018,994

Total Mortgage-Backed
(Cost $42,663,338)			36,314,303

MUNICIPAL BONDS — 0.13%*
California — 0.03%
California Health Facilities Financing Authority Revenue Bonds, Series A
3.00%	08/15/51	20,000	15,998
California State University Revenue Bonds, University & College Improvements, Series B
2.37%	11/01/35	10,000	7,960

			23,958

Florida — 0.02%
County of Miami-Dade Aviation Revenue Bonds, Airport and Marina Improvements, Series B
2.86%	10/01/35	15,000	12,241

New York — 0.08%
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries B3
1.85%	08/01/32	75,000	60,144

Total Municipal Bonds
(Cost $114,754)			96,343

See accompanying Notes to Financial Statements.

155 / Annual Report March 2024

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES — 3.23%

U.S. Treasury Notes — 3.23%
U.S. Treasury Notes
4.25%	03/15/27	$2,440,000	$2,429,230

Total U.S. Treasury Securities
(Cost $2,438,444)

Total Bonds — 91.19%
(Cost $75,386,351)			68,616,648

Issues		Shares	Value

COMMON STOCK — 0.10%
Communications — 0.04%
Intelsat Emergence SA2,4,5,8
(Luxembourg)		1,042	28,004

Finance — 0.06%
AGNC Investment Corp.		4,500	44,550

Total Common Stock
(Cost $90,045)			72,554

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 24.39%
Money Market Funds — 5.20%
Dreyfus Government Cash Management Fund
5.20%[11]		439,000	439,000
Fidelity Investments Money Market Funds - Government Portfolio
5.21%[11]		24,346	24,346
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.22%[11]		3,451,000	3,451,000

			3,914,346

U.S. Treasury Bills — 19.19%
U.S. Treasury Bills
5.49%[12]	04/11/24	10,000,000	9,985,461
U.S. Treasury Bills (WI)
5.38%[12]	04/25/24	1,000,000	996,499
5.29%[12]	07/09/24	3,000,000	2,955,914
5.46%[12]	04/04/24	500,000	499,563

			14,437,437

Total Short-Term Investments
(Cost $18,352,899)			18,351,783

Total Investments - 115.68%
(Cost $93,829,295)			87,040,985

Liabilities in Excess of Other Assets - (15.68)%			(11,798,994)

Net Assets - 100.00%			$75,241,991

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2024.
[2]	Foreign denominated security issued by foreign domiciled entity.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $461,752, which is 0.61% of total net assets.
[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Perpetual security with no stated maturity date.
[8]	Non-income producing security.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2024.
[11]	Represents the current yield as of March 31, 2024.
[12]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CDO): Collateralized Debt Obligation

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GMTN): Global Medium-Term Note

(IO): Interest Only

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(TSFR): Term Secured overnight financing rate

(WI): When Issued

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 156

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2024

Currency to be Purchased	Currency to be Sold	Counterparty		Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 895,929	EUR 814,000	Citibank N.A.		04/12/24	$16,298
USD 187,151	EUR 172,000	Bank of America N.A.		04/12/24	1,284
USD 87,105	EUR 79,000	Citibank N.A.		04/12/24	1,735

					19,317

EUR 75,000	USD 81,616	Bank of America N.A.		04/12/24	(569)
EUR 177,000	USD 191,609	Citibank N.A.		04/12/24	(338)

					(907)

NET UNREALIZED APPRECIATION					$18,410

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	133	06/28/24	$14,233,079	$19,105	$19,105
U.S. Treasury Two-Year Note	58	06/28/24	11,860,094	(9,122)	(9,122)

			26,093,173	9,983	9,983

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	20	06/18/24	(2,292,188)	(14,484)	(14,484)
U.S. Treasury Ultra Bond	14	06/18/24	(1,806,000)	(17,844)	(17,844)
Euro-Bund Future	4	06/06/24	(576,202)	(3,180)	(3,180)
Euro-Bobl Future	2	06/06/24	(255,420)	(1,147)	(1,147)

			(4,929,810)	(36,655)	(36,655)

TOTAL FUTURES CONTRACTS			$21,163,363	$(26,672)	$(26,672)

		Received by the Fund		Paid by the Fund

Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation (Depreciation)

SWAPS: INTEREST RATE
Interest Rate Swap[1]	12/20/53	USD-SOFR- COMPOUND	Annual	3.52%	Annual	$157	$1,830	$—	$1,830

TOTAL SWAPS CONTRACTS						$157	$1,830	$—	$1,830

[1]	Centrally cleared.

See accompanying Notes to Financial Statements.

157 / Annual Report March 2024

Sustainable Securitized Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BONDS – 111.17%

ASSET-BACKED SECURITIES — 15.57%**
Aligned Data Centers Issuer LLC,
Series 2021-1A, Class A2
1.94%	08/15/46[1]	$150,000	$136,522
Cedar Funding VIII CLO Ltd.,
Series 2017-8A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	10/17/34[1,2,3]	50,000	49,879
CIFC Funding Ltd.,
Series 2018-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.96%	04/18/31[1,2,3]	50,000	49,972
CIFC Funding Ltd.,
Series 2022-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.32%)
6.64%	04/17/35[1,2,3]	50,000	50,024
GoodLeap Sustainable Home Solutions Trust,
Series 2022-1GS, Class A
2.70%	01/20/49[1]	75,904	62,985
GoodLeap Sustainable Home Solutions Trust,
Series 2023-1GS, Class A
5.52%	02/22/55[1]	90,023	87,249
GoodLeap Sustainable Home Solutions Trust,
Series 2023-2GS, Class A
5.70%	05/20/55[1]	47,511	47,084
Loanpal Solar Loan Ltd.,
Series 2021-1GS, Class A
2.29%	01/20/48[1]	146,813	117,365
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class AR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.26%)
6.58%	07/21/30[1,2,3]	51,578	51,623
Madison Park Funding XXV Ltd.,
Series 2017-25A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.23%)
6.56%	04/25/29[1,2,3]	50,534	50,557
Madison Park Funding XXVII Ltd.,
Series 2018-27A, Class A2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.61%)
6.93%	04/20/30[1,2,3]	50,000	49,895
Magnetite Xxix Ltd.,
Series 2021-29A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.25%)
6.57%	01/15/34[1,2,3]	50,000	50,027
OCP CLO Ltd.,
Series 2017-13A, Class A2R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.13%	07/15/30[1,2,3]	50,000	50,025

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
OSD CLO Ltd.,
Series 2021-23A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.13%)
6.45%	04/17/31[1,2,3]	$41,007	$41,009
SLM Student Loan Trust,
Series 2012-2, Class A
(SOFR30A plus 0.81%)
6.13%	01/25/29[2]	34,220	33,387
Sofi Professional Loan Program Trust,
Series 2021-B, Class AFX
1.14%	02/15/47[1]	37,259	31,721
Sunnova Helios VII Issuer LLC,
Series 2021-C, Class A
2.03%	10/20/48[1]	169,696	148,677
Symphony CLO XIX Ltd.,
Series 2018-19A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.61%)
6.93%	04/16/31[1,2,3]	50,000	49,957
Voya CLO Ltd.,
Series 2014-4A, Class A2RA
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.18%	07/14/31[1,2,3]	50,000	50,026

Total Asset-Backed Securities
(Cost $1,251,788)			1,207,984

MORTGAGE-BACKED — 73.65%**

Non-Agency Commercial Mortgage-Backed — 13.28%
BXHPP Trust,
Series 2021-FILM, Class C
(CME Term SOFR 1-Month plus 1.21%)
6.54%	08/15/36[1,2]	30,000	28,108
Commercial Mortgage Trust,
Series 2017-PANW, Class E
3.81%	10/10/29[1,4]	130,000	113,535
DBUBS Mortgage Trust,
Series 2017-BRBK, Class F
3.53%	10/10/34[1,4]	150,000	116,928
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
2.94%	12/10/41[1,4]	100,000	73,441
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2019-ICON, Class XB (IO)
0.62%	01/05/34[1,4]	29,539,000	19,370
KREST Commercial Mortgage Securities Trust,
Series 2021-CHIP, Class C
2.93%	11/05/44[1,4]	125,000	82,847
Life Mortgage Trust,
Series 2021-BMR, Class C
(CME Term SOFR 1-Month plus 1.21%)
6.54%	03/15/38[1,2]	98,297	96,878
MFT Mortgage Trust,
Series 2020-B6, Class B
3.28%	08/10/40[1,4]	150,000	93,185

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 158

Sustainable Securitized Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
NYC Commercial Mortgage Trust,
Series 2021-909, Class A
2.94%	04/10/43[1]	$100,000	$76,377
One New York Plaza Trust,
Series 2020-1NYP, Class AJ
(CME Term SOFR 1-Month plus 1.36%)
6.69%	01/15/36[1,2]	150,000	142,921
VASA Trust,
Series 2021-VASA, Class B
(CME Term SOFR 1-Month plus 1.36%)
6.69%	07/15/39[1,2]	145,000	121,844
VASA Trust,
Series 2021-VASA, Class D
(CME Term SOFR 1-Month plus 2.21%)
7.54%	07/15/39[1,2]	100,000	65,153

			1,030,587

Non-Agency Mortgage-Backed — 6.63%
BINOM Securitization Trust,
Series 2022-RPL1, Class M1
3.00%	02/25/61[1,4]	50,000	39,332
Cascade MH Asset Trust,
Series 2021-MH1, Class A1
1.75%	02/25/46[1]	65,705	56,819
Cascade MH Asset Trust,
Series 2022-MH1, Class A (STEP-reset date 05/25/24)
4.25%	08/25/54[1]	92,110	83,787
Credit Suisse Mortgage Capital Trust,
Series 2021-RPL3, Class M3
3.96%	01/25/60[1,4]	90,000	72,990
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2B
(CME Term SOFR 1-Month plus 0.45%)
5.78%	05/25/37[2]	22,144	15,554
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(CME Term SOFR 1-Month plus 0.61%)
5.94%	06/25/37[2]	51,034	49,251
Soundview Home Loan Trust,
Series 2007-OPT2, Class 2A4
(CME Term SOFR 1-Month plus 0.36%)
5.69%	07/25/37[2]	144,325	109,862
Towd Point Mortgage Trust,
Series 2019-2, Class M1
3.75%	12/25/58[1,4]	100,000	87,091

			514,686

U.S. Agency Commercial Mortgage-Backed — 3.25%
Freddie Mac Multifamily ML Certificates,
Series 2021-ML12, Class XUS (IO)
1.22%	07/25/41[4]	1,075,034	100,507
Ginnie Mae,
Series 2021-17, Class IO (IO)
1.05%	01/16/61[4]	711,211	53,109

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2021-36, Class IO (IO)
1.29%	03/16/63[4]	$615,518	$50,217
Ginnie Mae,
Series 2023-127, Class IO (IO)
0.42%	07/16/57[4]	2,847,771	48,186

			252,019

U.S. Agency Mortgage-Backed — 50.49%
Fannie Mae Pool AL9266
3.00%	10/01/46	116,763	103,127
Fannie Mae Pool BQ1226
2.00%	09/01/50	124,902	99,722
Fannie Mae Pool BV9977
3.50%	06/01/52	91,738	82,178
Fannie Mae Pool BW0000
4.00%	07/01/52	90,753	84,188
Fannie Mae Pool CB2074
2.50%	11/01/51	150,585	125,555
Fannie Mae Pool CB4211
4.50%	07/01/52	117,293	111,901
Fannie Mae Pool FM5254
2.00%	12/01/50	149,244	118,728
Fannie Mae Pool FM6400
2.00%	03/01/51	97,693	78,404
Fannie Mae Pool FS1334
2.00%	11/01/51	153,087	121,737
Fannie Mae Pool FS1598
2.00%	04/01/52	113,806	90,126
Fannie Mae Pool MA4398
2.00%	08/01/51	159,426	126,691
Fannie Mae REMICS,
Series 2019-25, Class PA
3.00%	05/25/48	188,612	170,492
Freddie Mac Gold Pool G67708
3.50%	03/01/48	36,377	33,291
Freddie Mac Pool QA7550
3.00%	03/01/50	62,743	54,879
Freddie Mac Pool QA8518
3.00%	04/01/50	75,423	65,969
Freddie Mac Pool QC8921
2.50%	10/01/51	135,576	113,211
Freddie Mac Pool QD1841
2.00%	11/01/51	130,474	103,494
Freddie Mac Pool RA4201
2.00%	12/01/50	90,824	72,253
Freddie Mac Pool RA5552
3.00%	07/01/51	217,376	188,499
Freddie Mac Pool RA5855
2.50%	09/01/51	188,157	156,286
Freddie Mac Pool RA6071
2.00%	10/01/51	135,593	108,038
Freddie Mac Pool RA6528
2.50%	02/01/52	22,029	18,254
Freddie Mac Pool RA7091
2.50%	03/01/52	134,995	111,720

See accompanying Notes to Financial Statements.

159 / Annual Report March 2024

Sustainable Securitized Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Pool RA7543
4.00%	06/01/52	$112,524	$104,294
Freddie Mac Pool SD7511
3.50%	01/01/50	32,708	29,793
Freddie Mac Pool SD7549
2.00%	01/01/52	134,895	108,619
Freddie Mac Pool SD8222
4.00%	06/01/52	89,925	83,288
Freddie Mac REMICS,
Series 3067, Class FA
(SOFR30A plus 0.46%)
5.78%	11/15/35[2]	52,045	51,435
Freddie Mac REMICS,
Series 3071, Class TF
(SOFR30A plus 0.41%)
5.73%	04/15/35[2]	6,224	6,217
Freddie Mac REMICS,
Series 4139, Class DA
1.25%	12/15/27	16,157	15,205
Ginnie Mae (TBA)
2.50%	04/20/54	150,000	127,852
4.50%	04/20/54	200,000	192,224
5.00%	04/20/54	100,000	98,298
5.50%	04/20/54	25,000	24,982
Ginnie Mae,
Series 2023-113, Class FD
(SOFR30A plus 1.35%)
6.50%	08/20/53[2]	71,915	72,066
Ginnie Mae,
Series 2023-116, Class FL
(SOFR30A plus 1.15%)
6.47%	08/20/53[2]	24,308	24,425
UMBS (TBA)
3.00%	04/01/54	75,000	64,577
4.00%	04/01/54	175,000	162,108
4.50%	04/01/54	175,000	166,694
5.00%	04/01/54	125,000	121,978
5.50%	04/01/54	125,000	124,392

			3,917,190

Total Mortgage-Backed
(Cost $6,066,613)			5,714,482

U.S. TREASURY SECURITIES — 21.95%
U.S. Treasury Bonds — 2.00%
U.S. Treasury Bonds (WI)
4.25%	02/15/54	158,000	155,457

U.S. Treasury Notes — 19.95%
U.S. Treasury Notes
4.25%	03/15/27	94,000	93,585
4.50%	03/31/26	256,000	255,420

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
U.S. Treasury Notes (WI)
4.00%	02/15/34	$387,000	$380,741
4.25%	02/28/29	349,000	349,600
4.25%	03/31/29	470,000	468,132

			1,547,478

Total U.S. Treasury Securities
(Cost $1,701,110)			1,702,935

Total Bonds — 111.17%
(Cost $9,019,511)			8,625,401

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 12.28%

Money Market Funds — 12.28%
Dreyfus Government Cash Management Fund
5.20%[5]		241,000	241,000
Fidelity Investments Money Market Funds - Government Portfolio
5.21%[5]		507,061	507,061
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.22%[5]		205,000	205,000

Total Short-Term Investments
(Cost $953,061)			953,061

Total Investments - 123.45%
(Cost $9,972,572)			9,578,462

Liabilities in Excess of Other Assets - (23.45)%			(1,819,258)

Net Assets - 100.00%			$7,759,204

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2024.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Represents the current yield as of March 31, 2024.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 160

Sustainable Securitized Fund

Schedule of Portfolio Investments

March 31, 2024

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(IO): Interest Only

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(WI): When Issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	9	06/28/24	$1,840,359	$(1,361)	$(1,361)
U.S. Treasury Ten-Year Ultra Bond	6	06/18/24	687,656	3,974	3,974
U.S. Treasury Ultra Bond	1	06/18/24	129,000	2,482	2,482

			2,657,015	5,095	5,095

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	1	06/28/24	(107,015)	(287)	(287)

TOTAL FUTURES CONTRACTS			$2,550,000	$4,808	$4,808

See accompanying Notes to Financial Statements.

161 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BONDS – 112.48%

ASSET-BACKED SECURITIES — 5.07%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(SOFR30A plus 1.21%)
6.53%	12/27/44[1,2]	$11,675,943	$11,536,655
AGL CLO 1 Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	10/20/34[1,2,3]	24,800,000	24,812,698
AGL CLO 17 Ltd.,
Series 2022-17A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.33%)
6.65%	01/21/35[1,2,3]	30,520,000	30,533,734
Aimco CLO 11 Ltd.,
Series 2020-11A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.71%	10/17/34[1,2,3]	6,805,000	6,803,734
Allegro CLO XIII Ltd.,
Series 2021-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	07/20/34[1,2,3]	15,610,000	15,625,126
AMMC CLO 15 Ltd.,
Series 2014-15A, Class AR3
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.38%)
6.70%	01/15/32[1,2,3]	27,712,848	27,761,346
AMMC CLO 22 Ltd.,
Series 2018-22A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.71%)
7.04%	04/25/31[1,2,3]	19,750,000	19,748,815
AMMC CLO 26 Ltd.,
Series 2023-26A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.95%)
7.26%	04/15/36[1,2,3]	8,250,000	8,295,457
AMMC CLO 30 Ltd.,
Series 2024-30A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.68%)
6.97%	01/15/37[1,2,3]	24,070,000	24,177,111
AMSR Trust,
Series 2021-SFR1, Class G
4.61%	06/17/38[2]	15,250,000	13,138,137
Apidos CLO XV,
Series 2013-15A, Class BRR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.13%	04/20/31[1,2,3]	10,000,000	10,009,650

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Apidos CLO XVIII,
Series 2018-18A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	10/22/30[1,2,3]	$11,200,000	$11,216,352
Apidos CLO Xxv,
Series 2016-25A, Class A1R2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.15%)
6.46%	10/20/31[1,2,3]	50,000,000	50,046,300
Barings CLO Ltd.,
Series 2018-3A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.21%)
6.53%	07/20/29[1,2,3]	7,847,913	7,853,956
Barings CLO Ltd.,
Series 2020-4A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.48%)
6.80%	01/20/32[1,2,3]	19,110,000	19,124,390
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(CME Term SOFR 1-Month plus 0.56%)
5.89%	04/25/35[1,2]	1,173,977	1,121,577
BCRED MML CLO, LLC,
Series 2022-1A, Class A1
(CME Term SOFR 3-Month plus 1.65%)
6.97%	04/20/35[1,2]	48,400,000	48,199,237
BlueMountain CLO XXXII Ltd.,
Series 2021-32A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	10/15/34[1,2,3]	15,000,000	15,009,000
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.24%)
6.56%	07/20/29[1,2,3]	10,548,530	10,554,817
Brazos Education Loan Authority, Inc.,
Series 2012-1, Class A1
(SOFR30A plus 0.81%)
6.13%	12/26/35[1]	9,267	9,234
Carvana Auto Receivables Trust,
Series 2021-N1, Class R
0.00%	01/10/28[2]	53,821	4,866,606
Carvana Auto Receivables Trust,
Series 2021-P4, Class R
0.00%	09/11/28[2]	43,250	10,643,501
Carvana Auto Receivables Trust,
Series 2023-N1, Class R
0.00%	04/10/30[2]	30,000	11,924,246
Carvana Auto Receivables Trust,
Series 2023-N1, Class XS
0.00%	04/10/30[2,4,5]	378,802,018	6,040,756
Carvana Auto Receivables Trust,
Series 2023-N3, Class R
0.00%	09/10/30[2]	30,900	7,902,298

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 162

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Catskill Park CLO Ltd.,
Series 2017-1A, Class A2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	04/20/29[1,2,3]	$6,000,000	$6,003,150
Cedar Funding II CLO Ltd.,
Series 2013-1A, Class BRR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.61%)
6.93%	04/20/34[1,2,3]	4,800,000	4,737,643
Cedar Funding V CLO Ltd.,
Series 2016-5A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.01%)
7.33%	07/17/31[1,2,3]	7,000,000	7,004,354
Cedar Funding VIII CLO Ltd.,
Series 2017-8A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	10/17/34[1,2,3]	9,550,000	9,526,822
CIFC Funding 2014 Ltd.,
Series 2014-1A, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.96%	01/18/31[1,2,3]	8,000,000	7,991,936
CIFC Funding Ltd.,
Series 2013-2A, Class A2L2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.06%	10/18/30[1,2,3]	10,500,000	10,514,385
CIFC Funding Ltd.,
Series 2014-5A, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.06%)
7.38%	10/17/31[1,2,3]	3,990,000	3,994,317
CIFC Funding Ltd.,
Series 2017-4A, Class A2R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.13%	10/24/30[1,2,3]	3,475,000	3,475,035
CIFC Funding Ltd.,
Series 2018-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.96%	04/18/31[1,2,3]	9,950,000	9,944,428
CIFC Funding Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.18%	10/20/34[1,2,3]	9,000,000	8,998,110
CIFC Funding Ltd.,
Series 2021-6A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	10/15/34[1,2,3]	20,000,000	20,046,200

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
CIFC Funding Ltd.,
Series 2022-1A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.32%)
6.64%	04/17/35[1,2,3]	$25,000,000	$25,012,000
CIFC Funding Ltd.,
Series 2023-2A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.75%)
7.08%	01/21/37[1,2,3]	14,000,000	14,077,700
CIT Education Loan Trust,
Series 2007-1, Class B
(SOFR90A plus 0.56%)
5.91%	06/25/42[1,2]	6,262,828	5,501,903
Clear Creek CLO LTD.
Series 2015-1A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.46%)
6.78%	10/20/30[1,2,3]	13,135,140	13,157,864
Clover CLO LLC,
Series 2020-1A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.42%)
6.74%	04/15/34[1,2,3]	38,800,000	38,835,618
College Loan Corp. Trust,
Series 2005-2, Class B
(SOFR90A plus 0.75%)
6.11%	01/15/37[1]	1,238,124	1,142,630
CVC Cordatus Loan Fund VIII DAC,
Series 8X, Class BRR
(Ireland)
(3-Month Euribor plus 1.40%)
5.34%	07/15/34[1,3]	8,200,000	8,633,952
CyrusOne Data Centers Issuer I LLC,
Series 2023-2A, Class A2
5.56%	11/20/48[2]	22,650,000	22,217,630
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.51%)
6.82%	11/15/28[1,2,3]	1,500,000	1,496,978
Dryden 61 CLO Ltd.,
Series 2018-61A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.98%	01/17/32[1,2,3]	3,000,000	2,992,095
Dryden 65 CLO Ltd.,
Series 2018-65A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.16%	07/18/30[1,2,3]	3,500,000	3,500,070
Dryden 83 CLO Ltd.,
Series 2020-83A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.48%)
6.78%	01/18/32[1,2,3]	29,220,000	29,239,051

See accompanying Notes to Financial Statements.

163 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Dryden 92 CLO Ltd.,
Series 2021-92A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	11/20/34[1,2,3]	$22,500,000	$22,512,510
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.16%)
6.48%	04/15/29[1,2,3]	15,567,516	15,557,397
Eaton Vance CLO Ltd.,
Series 2013-1A, Class A13R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.51%)
6.83%	01/15/34[1,2,3]	23,850,000	23,862,641
Eaton Vance CLO Ltd.,
Series 2018-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.01%)
7.33%	10/15/30[1,2,3]	5,000,000	5,003,045
Eaton Vance CLO Ltd.,
Series 2020-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	10/15/34[1,2,3]	25,000,000	25,000,500
ECMC Group Student Loan Trust,
Series 2016-1A, Class A
(SOFR30A plus 1.46%)
6.78%	07/26/66[1,2]	26,795,996	26,929,843
Elmwood CLO XI Ltd.,
Series 2021-4A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.18%	10/20/34[1,2,3]	16,000,000	16,023,568
Fillmore Park CLO Ltd.,
Series 2018-1A, Class B1B2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.13%	07/15/30[1,2,3]	8,000,000	8,000,160
FirstKey Homes Trust,
Series 2021-SFR1, Class F1
3.24%	08/17/38[2]	12,416,000	11,268,012
FirstKey Homes Trust,
Series 2021-SFR2, Class F1
2.91%	09/17/38[2]	12,677,000	11,342,867
Flatiron CLO 21 Ltd.,
Series 2021-1A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.37%)
6.68%	07/19/34[1,2,3]	52,500,000	52,528,875
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[2,3]	2,956,294	2,925,078

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
6.04%	08/25/42[1]	$1,144,568	$1,078,069
GoldenTree Loan Management U.S. CLO 8 Ltd.,
Series 2020-8A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.73%	10/20/34[1,2,3]	36,180,000	36,227,287
Golub Capital Partners CLO 64B Ltd.,
Series 2022-64A, Class B
(United Kingdom)
(CME Term SOFR 3-Month plus 3.30%)
8.62%	10/25/35[1,2,3]	8,800,000	8,875,328
Golub Capital Partners CLO 66B Ltd.,
Series 2023-66A, Class A
(United Kingdom)
(CME Term SOFR 3-Month plus 1.95%)
7.27%	04/25/36[1,2,3]	20,000,000	20,121,000
Greenwood Park CLO Ltd.,
Series 2018-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.98%	04/15/31[1,2,3]	10,000,000	10,001,030
Highbridge Loan Management Ltd.,
Series 12A-18, Class A2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.06%	07/18/31[1,2,3]	7,000,000	6,997,900
HPS Loan Management Ltd.
Series 15A-19, Class A1R
(United Kingdom)
(CME Term SOFR 3-Month plus 1.32%)
6.64%	01/22/35[1,2,3]	35,720,000	35,722,536
HPS Loan Management Ltd.,
Series 2021-16A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	01/23/35[1,2,3]	19,250,000	19,249,365
HPS Loan Management Ltd.,
Series 2023-17A, Class A
(United Kingdom)
(CME Term SOFR 3-Month plus 1.90%)
7.22%	04/23/36[1,2,3]	17,400,000	17,488,392
HPS Loan Management Ltd.,
Series 2023-18A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.95%)
8.27%	07/20/36[1,2,3]	10,000,000	10,124,250
Invesco U.S. CLO Ltd.,
Series 2023-2A, Class A
(United Kingdom)
(CME Term SOFR 3-Month plus 1.80%)
7.12%	04/21/36[1,2,3]	12,600,000	12,669,035
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73[2]	476,277	446,486

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 164

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73[2]	$30,042,151	$26,954,834
LCM Loan Income Fund I Ltd.,
Series 1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.71%)
7.03%	04/20/31[1,2,3]	7,710,000	7,692,205
LCM XIV LP,
Series 14A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.62%	07/20/31[1,2,3]	9,642,504	9,649,254
LCM XIV LP,
Series 14A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.84%)
7.16%	07/20/31[1,2,3]	3,385,000	3,379,821
Madison Park Funding XLVIII Ltd.,
Series 2021-48A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.41%)
6.72%	04/19/33[1,2,3]	30,635,000	30,637,451
Madison Park Funding XVII Ltd.,
Series 2015-17A, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.08%	07/21/30[1,2,3]	10,000,000	9,996,500
Madison Park Funding XXIX Ltd.,
Series 2018-29A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.18%)
0.00%	10/18/30[1,2,3]	50,000,000	50,046,450
Madison Park Funding XXXVIII Ltd.,
Series 2021-38A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.38%)
6.70%	07/17/34[1,2,3]	10,500,000	10,508,957
Magnetite XII Ltd.,
Series 2015-12A, Class AR4
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.15%)
6.47%	10/15/31[1,2,3]	50,000,000	50,046,400
Magnetite XXIII Ltd.,
Series 2019-23A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.24%	01/25/35[1,2,3]	20,000,000	20,031,820
Magnetite XXV Ltd.,
Series 2020-25A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.46%)
6.79%	01/25/32[1,2,3]	27,025,000	27,072,564
MetroNet,
Series 2023-3, Class A
7.95%	04/20/53[2,4,5]	24,026,000	24,163,960

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust,
Series 2014-1, Class A3
(SOFR30A plus 0.62%)
5.94%	06/25/31[1]	$409,260	$404,010
Navient Student Loan Trust,
Series 2014-3, Class A
(SOFR30A plus 0.73%)
6.05%	03/25/83[1]	31,889,206	31,883,736
Navient Student Loan Trust,
Series 2014-4, Class A
(SOFR30A plus 0.73%)
6.05%	03/25/83[1]	56,017,809	55,925,844
Navient Student Loan Trust,
Series 2015-1, Class A2
(SOFR30A plus 0.71%)
6.03%	04/25/40[1]	39,695,223	38,971,793
Navient Student Loan Trust,
Series 2016-7A, Class A
(SOFR30A plus 1.26%)
6.58%	03/25/66[1,2]	43,397,047	43,620,100
Nelnet Student Loan Trust,
Series 2006-1, Class A6
(CME Term SOFR 3-Month plus 0.71%)
6.03%	08/23/36[1,2]	5,897,419	5,861,265
Nelnet Student Loan Trust,
Series 2014-4A, Class A2
(SOFR30A plus 1.06%)
6.38%	11/25/48[1,2]	9,465,993	9,440,110
Neuberger Berman Loan Advisers CLO 33 Ltd.,
Series 2019-33A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.18%	10/16/33[1,2,3]	23,000,000	23,022,149
Neuberger Berman Loan Advisers CLO 47 Ltd.,
Series 2022-47A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.62%	04/14/35[1,2,3]	32,050,000	32,071,474
NYACK Park CLO Ltd.,
Series 2021-1A, Class B1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.18%	10/20/34[1,2,3]	20,000,000	20,012,500
OCP CLO Ltd.,
Series 2014-6A, Class A2R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.98%)
7.30%	10/17/30[1,2,3]	4,000,000	4,002,264
OCP CLO Ltd.,
Series 2017-13A, Class A2R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.13%	07/15/30[1,2,3]	5,675,000	5,677,872

See accompanying Notes to Financial Statements.

165 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
OCP CLO Ltd.,
Series 2020-19A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	10/20/34[1,2,3]	$15,500,000	$15,515,128
Octagon 52 Ltd.,
Series 2021-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.71%)
7.03%	04/20/34[1,2,3]	10,955,000	10,904,629
Octagon 67 Ltd.,
Series 2023-1A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.80%)
7.12%	04/25/36[1,2,3]	21,210,000	21,296,113
Octagon Investment Partners 20-R Ltd.,
Series 2019-4A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.26%	05/12/31[1,2,3]	17,500,000	17,473,645
Octagon Investment Partners 27 Ltd.,
Series 2016-1A, Class A2R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.61%)
6.93%	07/15/30[1,2,3]	10,000,000	10,000,700
Octagon Investment Partners 44 Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	10/15/34[1,2,3]	18,800,000	18,817,916
Octagon Investment Partners 46 Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	07/15/36[1,2,3]	7,250,000	7,243,113
Octagon Investment Partners XXI Ltd.,
Series 2014-1A, Class A2R3
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.97%	02/14/31[1,2,3]	1,470,000	1,465,796
OHA Credit Funding 3 Ltd.,
Series 2019-3A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.40%)
6.72%	07/02/35[1,2,3]	33,250,000	33,274,938
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.61%	02/24/37[1,2,3]	6,960,000	6,967,092
Palmer Square CLO Ltd.,
Series 2018-1A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.52%)
6.84%	04/18/37[1,2,3]	23,000,000	23,021,850

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Palmer Square CLO Ltd.,
Series 2021-4A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	10/15/34[1,2,3]	$19,500,000	$19,491,030
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A1A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.65%)
6.97%	01/20/34[1,2,3]	32,000,000	32,032,736
Progress Residential Trust,
Series 2021-SFR2, Class H
5.00%	04/19/38[2]	21,439,000	19,861,699
Progress Residential Trust,
Series 2021-SFR6, Class E2
2.53%	07/17/38[2]	3,973,000	3,596,544
Progress Residential Trust,
Series 2021-SFR6, Class F
3.42%	07/17/38[2]	10,437,000	9,487,657
Progress Residential Trust,
Series 2021-SFR6, Class G
4.00%	07/17/38[2]	8,896,000	8,008,868
Progress Residential Trust,
Series 2021-SFR7, Class F
3.83%	08/17/40[2]	23,777,000	20,562,079
Progress Residential Trust,
Series 2021-SFR8, Class E1
2.38%	10/17/38[2]	17,400,000	15,703,130
Progress Residential Trust,
Series 2021-SFR8, Class E2
2.53%	10/17/38[2]	13,425,000	12,044,871
Progress Residential Trust,
Series 2021-SFR8, Class F
3.18%	10/17/38[2]	61,665,000	55,379,878
Progress Residential Trust,
Series 2021-SFR8, Class G
4.01%	10/17/38[2]	19,482,000	17,380,940
Progress Residential,
Series 2021-SFR1, Class E
2.11%	04/17/38[2]	3,000,000	2,738,813
Progress Residential,
Series 2021-SFR3, Class E1
2.54%	05/17/26[2]	3,055,000	2,803,108
Progress Residential,
Series 2021-SFR3, Class G
4.25%	05/17/26[2]	3,190,000	2,899,029
Rad CLO 18 Ltd.,
Series 2023-18A, Class A1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.95%)
7.26%	04/15/36[1,2,3]	29,590,000	29,771,150
Recette CLO Ltd.,
Series 2015-1A, Class ARR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.34%)
6.66%	04/20/34[1,2,3]	32,680,000	32,694,771

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 166

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Regatta XIV Funding Ltd.,
Series 2018-3A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.11%)
7.44%	10/25/31[1,2,3]	$1,900,000	$1,901,197
Regatta XX Funding Ltd.,
Series 2021-2A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	10/15/34[1,2,3]	17,000,000	17,000,850
Rockford Tower CLO Ltd.,
Series 2017-2A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.28%)
6.60%	10/15/29[1,2,3]	7,436,016	7,434,752
Rockford Tower CLO Ltd.,
Series 2017-3A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.45%)
6.77%	10/20/30[1,2,3]	3,385,895	3,394,224
Rockford Tower CLO Ltd.,
Series 2019-2A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	08/20/32[1,2,3]	20,000,000	19,996,860
Rockford Tower CLO Ltd.,
Series 2020-1A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.52%)
6.84%	01/20/36[1,2,3]	22,730,000	22,743,411
RRE 15 Loan Management DAC,
Series 15X, Class A1
(Ireland)
(3-Month Euribor plus 1.75%)
5.69%	10/15/35[1,3]	5,000,000	5,418,306
Sixth Street CLO XVII Ltd.,
Series 2021-17A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.50%)
6.82%	01/20/34[1,2,3]	12,975,000	12,989,130
Sixth Street CLO XX Ltd.,
Series 2021-20A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	10/20/34[1,2,3]	25,000,000	25,000,250
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	26,545,041	23,709,075
SLC Student Loan Trust,
Series 2004-1, Class B
(SOFR90A plus 0.55%)
5.91%	08/15/31[1]	160,966	137,215
SLC Student Loan Trust,
Series 2008-1, Class A4A
(SOFR90A plus 1.86%)
7.22%	12/15/32[1]	5,691,326	5,779,327

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2003-12, Class B
(SOFR90A plus 0.85%)
6.21%	12/15/68[1]	$31,252	$30,003
SLM Student Loan Trust,
Series 2005-9, Class A7A
(SOFR90A plus 0.86%)
6.22%	01/25/41[1]	35,089,119	34,870,416
SLM Student Loan Trust,
Series 2006-2, Class A6
(SOFR90A plus 0.43%)
5.79%	01/25/41[1]	19,707,679	19,228,379
SLM Student Loan Trust,
Series 2006-8, Class A6
(SOFR90A plus 0.42%)
5.78%	01/25/41[1]	21,911,540	21,224,957
SLM Student Loan Trust,
Series 2007-1, Class A6
(SOFR90A plus 0.40%)
5.76%	01/27/42[1]	21,444,919	20,837,656
SLM Student Loan Trust,
Series 2007-1, Class B
(SOFR90A plus 0.48%)
5.84%	01/27/42[1]	2,506,702	2,285,455
SLM Student Loan Trust,
Series 2007-6, Class B
(SOFR90A plus 1.11%)
6.47%	04/27/43[1]	3,157,817	2,987,926
SLM Student Loan Trust,
Series 2007-7, Class A4
(SOFR90A plus 0.59%)
5.95%	01/25/22[1]	145,429	142,216
SLM Student Loan Trust,
Series 2008-2, Class B
(SOFR90A plus 1.46%)
6.82%	01/25/83[1]	38,874,000	37,348,895
SLM Student Loan Trust,
Series 2008-3, Class A3
(SOFR90A plus 1.26%)
6.62%	10/25/21[1]	9,524	9,458
SLM Student Loan Trust,
Series 2008-3, Class B
(SOFR90A plus 1.46%)
6.82%	04/26/83[1]	2,260,000	2,156,188
SLM Student Loan Trust,
Series 2008-4, Class A4
(SOFR90A plus 1.91%)
7.27%	07/25/22[1]	1,077,528	1,089,061
SLM Student Loan Trust,
Series 2008-4, Class B
(SOFR90A plus 2.11%)
7.47%	04/25/73[1]	8,849,000	8,920,645
SLM Student Loan Trust,
Series 2008-5, Class A4
(SOFR90A plus 1.96%)
7.32%	07/25/23[1]	14,981,941	14,972,248

See accompanying Notes to Financial Statements.

167 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-5, Class B
(SOFR90A plus 2.11%)
7.47%	07/25/73[1]	$37,199,000	$37,023,480
SLM Student Loan Trust,
Series 2008-6, Class A4
(SOFR90A plus 1.36%)
6.72%	07/25/23[1]	7,517,921	7,465,309
SLM Student Loan Trust,
Series 2008-6, Class B
(SOFR90A plus 2.11%)
7.47%	07/26/83[1]	31,424,000	29,888,661
SLM Student Loan Trust,
Series 2008-7, Class B
(SOFR90A plus 2.11%)
7.47%	07/26/83[1]	17,206,000	16,148,174
SLM Student Loan Trust,
Series 2011-1, Class A2
(SOFR30A plus 1.26%)
6.58%	10/25/34[1]	1,177,387	1,181,520
SLM Student Loan Trust,
Series 2012-1, Class A3
(SOFR30A plus 1.06%)
6.38%	09/25/28[1]	378,822	366,738
SLM Student Loan Trust,
Series 2012-2, Class A
(SOFR30A plus 0.81%)
6.13%	01/25/29[1]	8,238,458	8,038,032
SLM Student Loan Trust,
Series 2012-7, Class A3
(SOFR30A plus 0.76%)
6.08%	05/26/26[1]	14,396,949	13,954,739
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	17,000,000	15,710,499
Symphony CLO XXIX Ltd.,
Series 2021-29A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.91%)
7.23%	01/15/34[1,2,3]	14,500,000	14,509,092
Trestles CLO IV Ltd.,
Series 2021-4A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.43%)
6.75%	07/21/34[1,2,3]	40,000,000	40,014,160
U.S. Small Business Administration,
Series 2022-25F, Class 1
4.01%	06/01/47	66,698,155	62,680,425
United Auto Credit Securitization Trust,
Series 2022-2, Class R1
0.00%	04/10/29[2]	33,600	3
Voya CLO Ltd.,
Series 2019-4A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.01%)
7.33%	01/15/35[1,2,3]	17,500,000	17,517,028

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Voya CLO Ltd.,
Series 2020-2A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.27%	07/19/34[1,2,3]	$11,825,000	$11,830,558

Total Asset-Backed Securities
(Cost $2,606,427,973)			2,634,400,852

BANK LOANS — 1.39%*

Automotive — 0.01%
First Brands Group LLC,
Term Loan B, 1st Lien
(SOFR plus 5.26%)
10.57%	03/30/27[1]	3,164,136	3,172,837

Communications — 0.17%
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.30%	12/17/27[1]	4,923,233	4,900,807
CSC Holdings LLC,
Term Loan B5, 1st Lien
(SOFR plus 2.50%)
7.94%	04/15/27[1]	6,257,196	5,673,931
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.62%	10/08/27[1]	18,246,305	18,229,245
New Insight Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.76%)
11.07%	12/20/24[1]	4,796,664	2,894,499
SBA Senior Finance II LLC,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
7.34%	01/25/31[1]	15,549,685	15,595,868
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.44%	03/09/27[1]	42,781,678	37,660,069
(SOFR plus 4.33%)
9.66%	03/09/27[1]	4,159,948	3,741,915

			88,696,334

Consumer Discretionary — 0.10%
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28[1]	8,632,967	6,779,211
Naked Juice, LLC,
Term Loan, 1st Lien (Luxembourg)
(SOFR plus 3.35%)
8.66%	01/24/29[1,3]	41,927,959	39,321,717
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.00%	01/24/30[1]	4,735,415	3,881,549

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 168

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Consumer Discretionary (continued)
Osmosis Buyer Ltd.,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.07%	07/31/28[1]	$1,329,954	$1,333,838
(SOFR plus 4.25%)
9.57% - 9.58%	07/31/28[1,7]	448,696	451,267

			51,767,582

Entertainment — 0.06%
Elanco Animal Health, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.85%)
7.18%	08/01/27[1]	31,468,829	31,392,675
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.19%	05/16/25[1]	2,881,106	2,882,647

			34,275,322

Finance — 0.09%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B6, 1st Lien
(SOFR plus 2.00%)
7.33%	06/22/28[1]	9,881,149	9,895,082
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.06%	04/09/27[1]	8,327,093	8,296,449
Jane Street Group LLC,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.94%	01/26/28[1]	8,356,660	8,370,240
Setanta Aircraft Leasing DAC,
Term Loan B, 1st Lien
(SOFR plus 2.26%)
7.56%	11/06/28[1]	16,790,000	16,843,644
Telenet Financing USD LLC,
Term Loan AR, 1st Lien
(SOFR plus 2.11%)
7.44%	04/30/28[1]	4,630,109	4,512,411

			47,917,826

Food — 0.01%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	10/01/25[1]	1,101,546	1,084,869
H-Food Holdings LLC,
Term Loan, 1st Lien
(SOFR plus 3.95%)
9.29%	05/23/25[1]	3,235,874	2,368,271

			3,453,140

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Gaming — 0.04%
Caesars Entertainment, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 2.75%)
8.04%	02/06/31[1]	$8,265,738	$8,282,518
Churchill Downs, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 2.10%)
7.43%	03/17/28[1]	10,620,256	10,636,877
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
7.66%	05/03/29[1]	3,407,972	3,415,435

			22,334,830

Health Care — 0.19%
Avantor Funding, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 2.35%)
7.68%	11/08/27[1]	13,028,188	13,062,973
Bausch + Lomb Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.35%)
8.68%	05/10/27[1,3]	3,727,318	3,692,840
Term Loan, 1st Lien (Canada)
(SOFR plus 4.00%)
9.33%	09/29/28[1,3]	1,841,247	1,843,557
Carestream Dental Equipment, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.56%	09/01/24[1]	8,423,903	7,356,890
Carestream Dental, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
9.94%	09/01/24[1]	2,572,162	2,245,279
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
7.40%	12/30/26[1]	2,606,006	2,610,644
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.15%)
7.46%	11/15/27[1]	12,488,206	12,118,992
Jazz Financing Lux SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 3.11%)
8.44%	05/05/28[1,3]	20,268,122	20,394,798
Medline Borrower LP,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.44%	10/23/28[1]	13,314,583	13,358,455
Organon & Co.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.75%	06/02/28[1]	9,592,323	9,638,318

See accompanying Notes to Financial Statements.

169 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Peraton Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	02/01/28[1]	$4,354,045	$4,358,486
Perrigo Investments LLC,
Term Loan B, 1st Lien
(SOFR plus 2.35%)
7.15%	04/20/29[1]	738,750	737,520
Prestige Brands, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 2.11%)
7.44%	07/03/28[1]	122,727	123,494
Star Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	09/27/30[1]	6,358,307	6,326,929

			97,869,175

Industrials — 0.17%
Artera Services LLC,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.81%	02/15/31[1]	6,131,010	6,161,665
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.56%	10/16/28[1]	670,144	607,821
Berry Global, Inc.,
Term Loan AA, 1st Lien
(SOFR plus 1.86%)
7.18%	07/01/29[1]	38,292,845	38,320,415
Coherent Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% - 7.67%	07/02/29[1]	2,163,891	2,170,924
Filtration Group Corp.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.69%	10/21/28[1]	2,957,188	2,969,948
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(SOFR plus 4.51%)
9.82%	04/15/28[1]	27,463,400	24,710,881
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	03/20/25[1]	2,557,854	2,486,592
Transdigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 2.75%)
8.08%	08/24/28[1]	12,791,451	12,849,460

			90,277,706

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology — 0.25%
Arches Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.68%	12/06/27[1]	$5,482,597	$5,323,081
Athenahealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.25%	02/15/29[1]	7,037,978	6,989,064
Buzz Merger Sub Ltd.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
8.18%	01/29/27[1]	4,567,151	4,582,862
Central Parent LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	07/06/29[1]	6,640,922	6,668,216
EagleView Technology Co.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.06%	08/14/25[1]	13,768,884	13,406,212
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
8.72% - 8.99%	10/01/27[1]	17,761,932	17,022,592
Magnite, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.60% - 9.82%	02/06/31[1]	2,488,979	2,496,247
Match Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.90%)
7.23%	02/13/27[1]	1,793,280	1,793,280
MH Sub I LLC,
Term Loan B3, 1st Lien
(SOFR plus 4.25%)
9.58%	05/03/28[1]	3,009,283	2,994,913
NortonLifeLock, Inc.,
Term Loan A2, 1st Lien
(SOFR plus 1.85%)
7.18%	09/10/27[1]	6,059,921	6,051,710
Open Text Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 1.85%)
7.18%	05/30/25[1,3]	6,669,740	6,684,347
(SOFR plus 2.85%)
8.18%	01/31/30[1,3]	7,726,243	7,748,224
Oracle Corp.,
Term Loan A1, 1st Lien
(SOFR plus 0.60%)
6.46%	08/16/27[1]	36,838,700	36,884,748
Proofpoint,Inc.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.36%)
8.69%	08/31/28[1,3]	925,271	926,784

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 170

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Renaissance Holding Corp.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
9.58%	04/05/30[1]	$5,419,566	$5,436,502
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.59%	03/03/28[1]	3,167,687	2,941,751
SS&C Technologies Holdings, Inc.,
Term Loan B5, 1st Lien
(SOFR plus 1.86%)
7.19%	04/16/25[1]	2,356,477	2,359,399

			130,309,932

Insurance — 0.06%
Acrisure LLC,
Term Loan B1, 1st Lien
(SOFR plus 3.50%)
8.94%	02/15/27[1]	19,618,245	19,630,506
Asurion LLC,
Term Loan B4, 2nd Lien
(SOFR plus 5.25%)
10.58%	01/20/29[1]	3,290,000	2,959,207
Term Loan B8, 1st Lien
(SOFR plus 3.36%)
8.69%	12/23/26[1]	7,618,534	7,482,467

			30,072,180

Materials — 0.03%
Chemours Co. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.50%)
8.83%	08/18/28[1]	11,215,072	11,198,249
Mativ Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 2.60%)
7.93%	05/06/27[1]	3,157,435	3,110,074

			14,308,323

Residential REITs — 0.03%
Invitation Homes Operating Partnership LP,
Term Loan A, 1st Lien
(SOFR plus 1.00%)
6.42%	01/31/25[1]	17,500,000	17,390,625

Retail — 0.10%
1011778 BC Unlimited Liability Co.,
Term Loan B5, 1st Lien (Canada)
(SOFR plus 2.25%)
7.58%	09/20/30[1,3]	8,287,917	8,293,097
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.69%	02/19/28[1]	30,438,907	30,476,956

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Retail (continued)
KFC Holding Co.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.19%	03/15/28[1]	$8,584,806	$8,590,558
Whatabrands LLC,
Term Loan B, 1st Lien
(SOFR plus 3.36%)
8.69%	08/03/28[1]	2,981,176	2,986,408

			50,347,019

Services — 0.08%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
8.63%	01/29/27[1]	3,320,170	3,332,620
Boost Newco Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 3.00%)
8.31%	01/31/31[1]	7,253,153	7,287,931
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.19%	10/08/28[1]	5,047,701	5,063,475
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 4.35%)
9.66%	07/06/29[1]	2,056,490	2,060,777
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.66%	07/06/29[1]	4,455,727	4,465,018
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.86%)
9.18%	12/15/28[1]	4,938,516	4,921,305
Prime Security Services Borrower, LLC,
Term Loan A, 1st Lien
(SOFR plus 2.35%)
7.50%	03/14/28[1]	2,909,430	2,899,727
Trans Union LLC,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
7.33%	12/01/28[1]	5,548,510	5,552,339
TruGreen LP,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.43%	11/02/27[1]	4,055,323	3,955,218

			39,538,410

Total Bank Loans
(Cost $728,081,617)			721,731,241

CORPORATES — 19.18%*

Banking — 3.92%
Bank of America Corp.
1.73%	07/22/27[6]	82,743,000	76,333,588
2.30%	07/21/32[6]	2,000	1,638
2.59%	04/29/31[6]	1,736,000	1,496,008

See accompanying Notes to Financial Statements.

171 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
2.69%	04/22/32[6]	$12,409,000	$10,495,862
3.42%	12/20/28[6]	1,587,000	1,490,124
Bank of America Corp.
(MTN)
1.92%	10/24/31[6]	18,688,000	15,263,627
2.09%	06/14/29[6]	241,298,000	213,352,880
2.50%	02/13/31[6]	201,000	173,223
3.97%	03/05/29[6]	336,000	321,739
(CME Term SOFR 3-Month plus 0.91%)
6.25%	12/01/26[1]	50,000,000	48,715,030
Bank of America Corp.,
Series N
1.66%	03/11/27[6]	166,038,000	154,786,385
2.65%	03/11/32[6]	3,841,000	3,248,026
DNB Bank ASA
(Norway)
0.86%	09/30/25[2,3,6]	54,865,000	53,531,868
HSBC Holdings PLC
(United Kingdom)
1.59%	05/24/27[3,6]	14,609,000	13,446,058
2.01%	09/22/28[3,6]	77,459,000	69,278,170
2.21%	08/17/29[3,6]	109,557,000	96,075,166
3.97%	05/22/30[3,6]	2,650,000	2,476,617
4.76%	06/09/28[3,6]	3,116,000	3,056,411
6.33%	03/09/44[3,6]	1,000	1,074
JPMorgan Chase & Co.
0.77%	08/09/25[6]	41,694,000	40,925,236
0.82%	06/01/25[6]	30,872,000	30,609,412
0.97%	06/23/25[6]	179,824,000	177,765,371
1.04%	02/04/27[6]	6,590,000	6,098,398
1.56%	12/10/25[6]	163,875,000	159,350,741
1.58%	04/22/27[6]	19,179,000	17,789,412
1.95%	02/04/32[6]	48,035,000	39,153,678
2.01%	03/13/26[6]	2,732,000	2,641,315
2.07%	06/01/29[6]	1,295,000	1,148,335
2.18%	06/01/28[6]	2,490,000	2,278,433
2.55%	11/08/32[6]	19,314,000	16,086,043
2.58%	04/22/32[6]	31,454,000	26,584,287
2.95%	02/24/28[6]	30,236,000	28,429,169
2.96%	01/25/33[6]	12,277,000	10,492,931
3.70%	05/06/30[6]	2,876,000	2,695,499
4.01%	04/23/29[6]	2,671,000	2,560,945
4.45%	12/05/29[6]	8,325,000	8,113,018
5.01%	01/23/30[6]	10,505,000	10,466,103
Lloyds Banking Group PLC
(United Kingdom)
3.87%	07/09/25[3,6]	27,225,000	27,084,199
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34[6]	76,598,000	74,216,878
5.68%	01/22/35[6]	20,690,000	20,904,440
6.88%	10/20/34[6]	14,075,000	15,423,382
Santander UK Group Holdings PLC
(United Kingdom)
1.53%	08/21/26[3,6]	6,354,000	5,987,337
1.67%	06/14/27[3,6]	42,806,000	39,186,115
2.47%	01/11/28[3,6]	20,406,000	18,754,060

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
3.82%	11/03/28[3,6]	$2,200,000	$2,068,653
U.S. Bancorp
4.65%	02/01/29[6]	70,000	68,616
4.84%	02/01/34[6]	66,902,000	63,561,858
5.68%	01/23/35[6]	17,365,000	17,548,913
5.84%	06/12/34[6]	1,735,000	1,770,269
5.85%	10/21/33[6]	32,895,000	33,615,780
Wells Fargo & Co.
(MTN)
2.16%	02/11/26[6]	16,673,000	16,177,620
2.39%	06/02/28[6]	74,765,000	68,452,929
2.88%	10/30/30[6]	161,948,000	143,254,337
3.35%	03/02/33[6]	99,716,000	86,498,195
3.53%	03/24/28[6]	40,965,000	39,004,232
4.90%	07/25/33[6]	4,193,000	4,041,972
5.57%	07/25/29[6]	11,374,000	11,512,135

			2,035,863,740

Communications — 1.82%
C&W Senior Finance Ltd.
(Cayman Islands)
6.88%	09/15/27[2,3]	2,200,000	2,081,640
Cable One, Inc.
4.00%	11/15/30[2]	20,620,000	16,135,150
Charter Communications Operating LLC/Charter
Communications Operating Capital
2.30%	02/01/32	10,000,000	7,725,181
3.70%	04/01/51	3,627,000	2,252,621
3.90%	06/01/52	12,000,000	7,665,240
4.80%	03/01/50	122,389,000	90,674,091
5.38%	04/01/38	2,030,000	1,768,867
5.38%	05/01/47	116,802,000	94,438,818
5.75%	04/01/48	33,533,000	28,259,669
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.13%	07/01/49	14,837,000	11,536,954
5.25%	04/01/53	6,547,000	5,190,737
CommScope, Inc.
4.75%	09/01/29[2]	29,008,000	20,885,760
CSC Holdings LLC
4.50%	11/15/31[2]	835,000	591,780
4.63%	12/01/30[2]	4,879,000	2,476,092
5.38%	02/01/28[2]	22,749,000	19,586,495
5.75%	01/15/30[2]	21,758,000	11,535,400
6.50%	02/01/29[2]	62,590,000	53,086,065
7.50%	04/01/28[2]	5,318,000	3,589,097
11.25%	05/15/28[2]	3,010,000	2,986,759
11.75%	01/31/29[2]	4,625,000	4,630,781
Frontier Communications Holdings LLC
8.63%	03/15/31[2]	22,571,000	23,067,377
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30[3]	63,777,000	63,840,650

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 172

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Communications (continued)
Intelsat Jackson Holdings SA (Luxembourg)
6.50%	03/15/30	[2,3]	$7,044,000	$6,568,715
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27	[2]	5,597,000	5,736,925
6.00%	02/15/28	[2]	9,286,000	9,564,580
Qwest Corp.
7.25%	09/15/25		4,044,000	3,998,505
SES GLOBALAmericas Holdings, Inc.
5.30%	03/25/44	[2]	55,170,000	42,251,984
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74%	03/20/25	[2]	23,502,250	23,376,735
5.15%	03/20/28	[2]	240,876,000	240,374,255
TDC Net A/S,
(EMTN)
(Germany)
6.50%	06/01/31	[3]	11,800,000	13,763,923
Time Warner Cable LLC
4.50%	09/15/42		18,977,000	14,054,990
5.50%	09/01/41		37,297,000	31,078,994
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32	[2,3]	38,556,000	33,133,242
VZ Secured Financing BV,
Series REGS
(Netherlands)
3.50%	01/15/32	[3]	30,755,000	29,203,810
Zayo Group Holdings, Inc.
4.00%	03/01/27	[2]	3,817,000	3,145,315
Ziggo BV
(Netherlands)
4.88%	01/15/30	[2,3]	15,255,000	13,734,687

				943,991,884

Consumer Discretionary — 1.12%
Altria Group, Inc.
3.70%	02/04/51		995,000	696,834
Bacardi Ltd.
(Bermuda)
5.15%	05/15/38	[2,3]	12,881,000	12,310,379
5.30%	05/15/48	[2,3]	3,831,000	3,622,932
BAT Capital Corp.
3.73%	09/25/40		3,182,000	2,365,310
4.39%	08/15/37		16,468,000	13,851,360
4.54%	08/15/47		60,885,000	47,050,061
4.76%	09/06/49		25,502,000	20,318,153
BAT International Finance PLC
(EMTN)
(United Kingdom)
2.25%	09/09/52	[3]	47,526,000	26,930,295
4.00%	11/23/55	[3]	8,700,000	7,128,044
Everi Holdings, Inc.
5.00%	07/15/29	[2]	3,500,000	3,473,750

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24	[2,3]	$15,312,000	$15,181,118
3.50%	07/26/26	[2,3]	40,000,000	38,190,331
Philip Morris International, Inc.
1.88%	11/06/37		12,495,000	10,384,634
Reynolds American, Inc.
5.85%	08/15/45		63,022,000	58,685,599
Spectrum Brands, Inc.
3.88%	03/15/31	[2]	14,712,000	14,211,307
Triton Water Holdings, Inc.
6.25%	04/01/29	[2]	8,390,000	7,660,238
WarnerMedia Holdings, Inc.
5.05%	03/15/42		6,935,000	5,960,333
5.14%	03/15/52		304,615,000	253,216,711
5.39%	03/15/62		52,245,000	43,367,566

				584,604,955

Consumer Products — 0.01%
Newell Brands, Inc.
7.00%	04/01/46		3,935,000	3,181,725

Diversified REITs — 0.82%
American Tower Corp.
0.95%	10/05/30		22,201,000	20,285,305
1.00%	01/15/32		4,658,000	4,119,179
1.88%	10/15/30		13,336,000	10,823,398
2.70%	04/15/31		42,899,000	36,339,432
5.55%	07/15/33		20,425,000	20,599,292
5.65%	03/15/33		4,974,000	5,059,213
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28	[3]	10,032,000	9,389,378
Crown Castle, Inc.
2.10%	04/01/31		23,220,000	18,813,603
Digital Dutch Finco BV
(Netherlands)
1.00%	01/15/32	[3]	5,000,000	4,292,617
1.25%	02/01/31	[3]	26,308,000	23,628,966
Digital Intrepid Holding BV
(Netherlands)
0.63%	07/15/31	[3]	26,530,000	22,467,779
1.38%	07/18/32	[3]	22,395,000	19,623,579
GLP Capital LP/GLP Financing II, Inc.
3.25%	01/15/32		8,388,000	7,110,759
4.00%	01/15/30		33,680,000	30,874,119
4.00%	01/15/31		7,310,000	6,538,659
5.30%	01/15/29		30,710,000	30,341,173
5.38%	04/15/26		20,098,000	19,936,310
5.75%	06/01/28		24,498,000	24,535,458
VICI Properties LP
4.95%	02/15/30		9,655,000	9,336,964
5.13%	05/15/32		41,147,000	39,423,291
VICI Properties LP/VICI Note Co., Inc.
3.88%	02/15/29	[2]	15,043,000	13,857,738
4.13%	08/15/30	[2]	3,627,000	3,299,845

See accompanying Notes to Financial Statements.

173 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Diversified REITs (continued)
4.50%	01/15/28	[2]	$19,194,000	$18,437,624
Vonovia SE
(Georgia)
1.00%	06/16/33	[3]	3,300,000	2,696,185
2.25%	04/07/30	[3]	4,500,000	4,414,309
Vonovia SE
(EMTN)
(Georgia)
0.75%	09/01/32	[3]	6,600,000	5,414,962
Vonovia SE,
(EMTN)
(Georgia)
5.00%	11/23/30	[3]	11,700,000	13,296,105

				424,955,242

Electric — 1.61%
Alliant Energy Finance LLC
5.95%	03/30/29	[2]	4,120,000	4,248,108
Alliant Energy Finance, LLC
3.60%	03/01/32	[2]	4,515,000	4,001,023
American Electric Power Co., Inc.
5.75%	11/01/27		7,930,000	8,116,411
Appalachian Power Co.
4.45%	06/01/45		100,000	83,020
5.65%	04/01/34		18,900,000	19,082,584
Appalachian Power Co.,
Series Z
3.70%	05/01/50		9,450,000	6,730,530
Arizona Public Service Co.
6.35%	12/15/32		20,904,000	22,335,072
Black Hills Corp.
4.35%	05/01/33		2,785,000	2,551,450
6.15%	05/15/34		8,020,000	8,280,344
Comision Federal de Electricidad,
Series REGS
(Mexico)
3.88%	07/26/33	[3]	4,340,000	3,532,760
Duke Energy Carolinas LLC
4.00%	09/30/42		11,040,000	9,241,521
4.25%	12/15/41		14,683,000	12,660,987
5.35%	01/15/53		8,611,000	8,518,240
5.40%	01/15/54		25,000,000	24,897,463
Duke Energy Corp.
3.85%	06/15/34		86,657,000	92,919,935
Duke Energy Florida LLC
5.88%	11/15/33		17,960,000	19,011,594
6.20%	11/15/53		35,000,000	38,687,831
Duke Energy Progress LLC
5.35%	03/15/53		5,000,000	4,893,207
Eversource Energy
5.95%	02/01/29		8,980,000	9,276,459
FirstEnergy Pennsylvania Electric Co.
3.25%	03/15/28	[2]	125,000	115,801
4.00%	04/15/25	[2]	35,719,000	34,853,147
4.15%	04/15/25	[2]	28,335,000	27,857,834
4.30%	01/15/29	[2]	18,381,000	17,775,951

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Electric (continued)
5.15%	03/30/26	[2]	$3,000,000	$2,976,370
FirstEnergy Transmission LLC
2.87%	09/15/28	[2]	50,514,000	46,090,945
4.35%	01/15/25	[2]	23,330,000	23,051,238
4.55%	04/01/49	[2]	5,175,000	4,383,450
5.45%	07/15/44	[2]	24,625,000	23,491,505
Interstate Power and Light Co.
5.70%	10/15/33		15,980,000	16,388,586
Jersey Central Power & Light Co.
2.75%	03/01/32	[2]	820,000	685,384
4.30%	01/15/26	[2]	8,645,000	8,453,084
4.70%	04/01/24	[2]	49,765,000	49,765,000
6.40%	05/15/36		10,780,000	11,309,387
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29	[3]	1,683,180	1,610,425
New England Power Co.
5.94%	11/25/52	[2]	20,670,000	21,516,168
Niagara Mohawk Power Corp.
3.03%	06/27/50	[2]	3,543,000	2,273,720
4.28%	10/01/34	[2]	4,375,000	3,925,292
Public Service Co. of New Mexico
3.85%	08/01/25		14,390,000	14,067,806
Southwestern Electric Power Co.
3.25%	11/01/51		6,519,000	4,332,223
5.30%	04/01/33		47,200,000	46,649,594
Southwestern Electric Power Co.,
Series K
2.75%	10/01/26		26,488,000	24,843,787
Southwestern Electric Power Co.,
Series L
3.85%	02/01/48		19,395,000	14,284,355
TenneT Holding BV
(EMTN)
(Netherlands)
2.75%	05/17/42	[3]	38,400,000	38,898,345
4.50%	10/28/34	[3]	18,555,000	22,034,523
4.75%	10/28/42	[3]	61,891,000	76,902,995

				837,605,454

Energy — 0.74%
Boston Gas Co.
3.76%	03/16/32	[2]	25,917,000	22,857,173
6.12%	07/20/53	[2]	13,275,000	13,587,242
Brooklyn Union Gas Co. (The)
6.39%	09/15/33	[2]	35,000,000	36,320,245
Ecopetrol SA
(Colombia)
8.88%	01/13/33	[3]	5,000,000	5,291,785
Energy Transfer LP
5.00%	05/15/50		390,000	342,411
5.40%	10/01/47		10,088,000	9,326,102
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34	[2,3]	16,812,966	14,492,782

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 174

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
KazMunayGas National Co. JSC
(Kazakhstan)
3.50%	04/14/33	[2,3]	$1,800,000	$1,501,020
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33	[3]	15,883,000	13,244,834
4.75%	04/19/27	[3]	3,195,000	3,113,527
KazMunayGas National Co. JSC,
Series REGS (EMTN)
(Kazakhstan)
5.38%	04/24/30	[3]	6,856,000	6,739,119
KeySpan Gas East Corp.
5.99%	03/06/33	[2]	5,530,000	5,615,478
Kinder Morgan, Inc.
(GMTN)
7.80%	08/01/31		150,000	170,395
National Gas Transmission PLC,
(EMTN)
(United Kingdom)
4.25%	04/05/30	[3]	26,895,000	29,909,656
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30	[2,3]	34,071,000	30,169,871
Petroleos Mexicanos
(Mexico)
6.35%	02/12/48	[3]	9,556,000	6,104,982
6.75%	09/21/47	[3]	35,807,000	23,740,041
Piedmont Natural Gas Co., Inc.
2.50%	03/15/31		7,272,000	6,146,996
5.40%	06/15/33		10,545,000	10,661,053
QazaqGaz NC JSC,
Series REGS
(Kazakhstan)
4.38%	09/26/27	[3]	6,350,000	5,988,685
Rockies Express Pipeline LLC
4.80%	05/15/30	[2]	1,905,000	1,769,745
6.88%	04/15/40	[2]	15,140,000	14,931,825
Southern Co. Gas Capital Corp.
4.40%	05/30/47		50,000	41,623
5.15%	09/15/32		6,370,000	6,404,538
5.75%	09/15/33		20,800,000	21,589,584
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26	[3]	16,442,000	16,639,304
TC PipeLines LP
4.38%	03/13/25		2,198,000	2,170,461
TransCanada PipeLines Ltd.
(Canada)
4.63%	03/01/34	[3]	13,715,000	12,969,009
5.85%	03/15/36	[3]	2,878,000	2,962,457
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		34,635,000	33,119,719
Venture Global LNG, Inc.
9.50%	02/01/29	[2]	18,223,000	19,658,529

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Energy (continued)
9.88%	02/01/32	[2]	$8,298,000	$8,951,527

				386,531,718

Finance — 2.66%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26	[3]	21,203,000	19,705,160
3.00%	10/29/28	[3]	63,242,000	57,256,049
3.30%	01/30/32	[3]	105,825,000	90,713,719
Air Lease Corp.
2.20%	01/15/27		23,695,000	21,816,938
3.25%	03/01/25		19,930,000	19,461,104
3.25%	10/01/29		5,000,000	4,532,197
4.25%	09/15/24		5,554,000	5,515,108
4.63%	10/01/28		2,000,000	1,947,501
Air Lease Corp.
(MTN)
2.30%	02/01/25		35,195,000	34,188,812
2.88%	01/15/26		10,055,000	9,620,856
3.00%	02/01/30		2,000,000	1,770,170
Alta Wind Holdings LLC
7.00%	06/30/35	[2,4,5]	2,963,214	3,030,429
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27	[2,3]	171,755,000	152,847,347
2.88%	02/15/25	[2,3]	20,755,000	20,205,989
3.25%	02/15/27	[2,3]	12,880,000	11,993,212
3.95%	07/01/24	[2,3]	35,499,000	35,305,082
4.38%	05/01/26	[2,3]	7,405,000	7,165,981
Citigroup, Inc.
1.46%	06/09/27	[6]	28,281,000	25,974,294
2.52%	11/03/32	[6]	25,568,000	21,007,700
2.57%	06/03/31	[6]	868,000	741,951
2.67%	01/29/31	[6]	3,838,000	3,329,917
2.98%	11/05/30	[6]	5,739,000	5,099,989
3.06%	01/25/33	[6]	53,760,000	45,701,171
3.98%	03/20/30	[6]	3,965,000	3,738,685
6.04%	10/30/24	[6]	672,000	672,960
EverBank Financial Corp.
5.75%	07/02/25		4,045,000	3,798,694
Gaci First Investment Co.
(Cayman Islands)
5.25%	10/13/32	[3]	6,400,000	6,473,190
GGAM Finance Ltd.
(Cayman Islands)
8.00%	06/15/28	[2,3]	12,949,000	13,515,519
Goldman Sachs Group, Inc. (The)
1.43%	03/09/27	[6]	97,484,000	90,308,604
1.54%	09/10/27	[6]	97,458,000	89,063,321
1.95%	10/21/27	[6]	1,337,000	1,229,866
2.38%	07/21/32	[6]	449,000	368,367
3.27%	09/29/25	[6]	27,707,000	27,378,344
3.50%	04/01/25		31,914,000	31,321,514
(SOFR Rate plus 0.49%)
5.84%	10/21/24	[1]	77,465,000	77,517,105

See accompanying Notes to Financial Statements.

175 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29		$18,068,000	$15,444,707
9.75%	01/15/29	[2]	17,562,000	18,329,898
Morgan Stanley
0.79%	05/30/25	[6]	64,230,000	63,637,403
0.99%	12/10/26	[6]	15,176,000	14,068,780
1.59%	05/04/27	[6]	4,653,000	4,304,785
2.48%	09/16/36	[6]	35,169,000	27,810,630
5.30%	04/20/37	[6]	1,801,000	1,731,659
Morgan Stanley
(GMTN)
1.51%	07/20/27	[6]	1,000,000	918,130
2.24%	07/21/32	[6]	52,964,000	43,250,543
Morgan Stanley
(MTN)
1.16%	10/21/25	[6]	162,926,000	158,690,928
1.79%	02/13/32	[6]	6,428,000	5,140,181
1.93%	04/28/32	[6]	2,890,000	2,320,296
2.63%	02/18/26	[6]	11,200,000	10,903,222
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28	[2,3,6]	64,520,000	60,215,221
4.30%	03/08/29	[2,3,6]	13,000,000	12,466,073

				1,383,549,301

Food — 0.83%
ELO SACA
(EMTN)
(France)
6.00%	03/22/29	[3]	30,500,000	33,434,697
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
(Canada)
6.75%	03/15/34	[2,3]	111,146,000	116,892,836
7.25%	11/15/53	[2,3]	5,461,000	5,873,405
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.00%	05/15/32	[3]	5,000,000	4,065,008
3.75%	12/01/31	[3]	22,699,000	19,682,672
4.38%	02/02/52	[3]	69,462,000	50,363,954
5.50%	01/15/30	[3]	16,622,000	16,391,629
6.50%	12/01/52	[3]	7,475,000	7,405,546
Pilgrim’s Pride Corp.
3.50%	03/01/32		85,672,000	72,720,717
4.25%	04/15/31		1,429,000	1,290,764
6.25%	07/01/33		44,546,000	45,641,439
6.88%	05/15/34		6,810,000	7,269,720
Simmons Foods, Inc./Simmons Prepared Foods, Inc./
Simmons Pet Food, Inc./Simmons Feed
4.63%	03/01/29	[2]	10,731,000	9,503,672
Smithfield Foods, Inc.
2.63%	09/13/31	[2]	14,435,000	11,312,163
3.00%	10/15/30	[2]	8,890,000	7,383,836
4.25%	02/01/27	[2]	24,855,000	23,901,918

				433,133,976

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care — 1.56%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28	[2,3]	$35,559,000	$34,886,499
Bayer U.S. Finance II LLC
2.85%	04/15/25	[2]	2,805,000	2,710,676
3.95%	04/15/45	[2]	17,489,000	12,421,232
4.38%	12/15/28	[2]	84,521,000	79,597,092
4.40%	07/15/44	[2]	69,196,000	53,031,464
4.63%	06/25/38	[2]	46,534,000	38,766,289
4.88%	06/25/48	[2]	44,314,000	35,644,682
5.50%	08/15/25	[2]	13,932,000	13,828,990
5.50%	07/30/35	[2]	3,820,000	3,594,203
Bayer U.S. Finance LLC
6.50%	11/21/33	[2]	17,750,000	18,064,991
6.88%	11/21/53	[2]	28,175,000	28,958,416
Becton Dickinson & Co.
3.36%	06/06/24		1,013,000	1,008,702
Catalent Pharma Solutions, Inc.
3.50%	04/01/30	[2]	17,205,000	16,401,005
Catalent Pharma Solutions, Inc.,
Series REGS
2.38%	03/01/28		16,070,000	16,515,529
Centene Corp.
3.00%	10/15/30		90,980,000	78,086,933
Embecta Corp.
6.75%	02/15/30	[2]	20,239,000	17,707,314
Fresenius Finance Ireland PLC
(EMTN)
(Ireland)
0.88%	10/01/31	[3]	7,910,000	6,952,658
Fresenius Medical Care U.S. Finance III, Inc.
1.88%	12/01/26	[2]	67,592,000	61,193,898
Grifols SA,
Series REGS
(Spain)
1.63%	02/15/25	[3]	1,900,000	1,959,088
3.20%	05/01/25	[3]	33,210,000	33,133,965
3.88%	10/15/28	[3]	48,610,000	41,612,255
HCA, Inc.
2.38%	07/15/31		563,000	463,690
5.25%	06/15/26		20,209,000	20,155,637
5.25%	06/15/49		66,501,000	60,745,067
5.88%	02/15/26		3,915,000	3,931,654
Illumina, Inc.
2.55%	03/23/31		200,000	165,560
5.75%	12/13/27		4,480,000	4,537,164
Kedrion SpA
(Italy)
6.50%	09/01/29	[2,3]	36,805,000	33,581,729
Medtronic Global Holdings SCA
(Luxembourg)
3.38%	10/15/34	[3]	195,000	211,200
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29	[2]	40,661,000	29,534,661
ModivCare, Inc.
5.88%	11/15/25	[2]	5,835,000	5,687,824

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 176

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Premier Health Partners,
Series G
2.91%	11/15/26		$2,229,000	$2,049,635
Revvity, Inc.
0.85%	09/15/24		12,935,000	12,640,578
Royalty Pharma PLC
(United Kingdom)
1.75%	09/02/27	[3]	1,295,000	1,151,407
Sartorius Finance BV
(Netherlands)
4.88%	09/14/35	[3]	1,200,000	1,399,466
Universal Health Services, Inc.
1.65%	09/01/26		45,000,000	41,027,456

				813,358,609

Health Care REITs — 0.22%
DOC DR LLC
2.63%	11/01/31		4,632,000	3,819,629
3.95%	01/15/28		1,245,000	1,190,256
4.30%	03/15/27		8,717,000	8,536,769
Healthcare Reality Holdings LP
2.00%	03/15/31		767,000	610,387
3.10%	02/15/30		35,467,000	30,847,773
Healthcare Realty Holdings LP
2.05%	03/15/31		20,129,000	15,620,915
2.40%	03/15/30		29,082,000	23,831,937
3.63%	01/15/28		25,359,000	23,453,329
3.88%	05/01/25		9,381,000	9,176,255

				117,087,250

Industrial REITs — 0.10%
LXP Industrial Trust
6.75%	11/15/28		4,015,000	4,191,769
Prologis Euro Finance LLC
0.50%	02/16/32		11,611,000	9,827,978
1.00%	02/16/41		5,698,000	3,909,948
Prologis Euro Finance LLC,
(EMTN)
4.25%	01/31/43		30,738,000	33,514,985

				51,444,680

Industrials — 0.70%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
4.13%	08/15/26	[2,3]	4,950,000	4,496,156
5.25%	08/15/27	[2,3]	66,603,000	42,009,623
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Series REGS
(Canada)
2.13%	08/15/26	[3]	3,470,000	3,233,167
Berry Global, Inc.
1.57%	01/15/26		42,992,000	40,262,950
1.65%	01/15/27		16,949,000	15,397,059
4.88%	07/15/26	[2]	82,131,000	80,548,648
5.65%	01/15/34	[2]	1,570,000	1,563,246
Boeing Co. (The)
4.88%	05/01/25		19,940,000	19,721,835

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
5.81%	05/01/50		$35,720,000	$33,828,877
5.93%	05/01/60		15,000,000	14,081,035
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.64%)
5.91%	05/05/26	[1]	1,785,000	1,790,246
(CME Term SOFR 3-Month plus 0.74%)
6.05%	08/15/36	[1]	11,550,000	10,727,743
Honeywell International, Inc.
3.75%	03/01/36		47,920,000	52,304,446
L3Harris Technologies, Inc.
3.95%	05/28/24		12,890,000	12,855,257
OT Merger Corp.
7.88%	10/15/29	[2]	30,592,000	22,069,449
Trivium Packaging Finance BV
(Netherlands)
8.50%	08/15/27	[2,3]	7,578,000	7,502,220

				362,391,957

Information Technology — 0.01%
Open Text Corp.
(Canada)
6.90%	12/01/27	[2,3]	3,061,000	3,160,176

Insurance — 1.07%
Athene Global Funding
1.61%	06/29/26	[2]	61,330,000	56,300,770
1.99%	08/19/28	[2]	11,040,000	9,563,921
(SOFR Index plus 0.70%)
6.06%	05/24/24	[1,2]	120,615,000	120,753,164
Farmers Exchange Capital
7.05%	07/15/28	[2]	13,283,000	13,427,195
7.20%	07/15/48	[2]	18,415,000	17,015,697
Farmers Exchange Capital II
6.15%	11/01/53	[2,6]	59,331,000	52,992,390
Farmers Exchange Capital III
5.45%	10/15/54	[2,6]	80,605,000	66,726,020
Farmers Insurance Exchange
4.75%	11/01/57	[2,6]	23,060,000	17,119,986
Metropolitan Life Global Funding I
3.30%	03/21/29	[2]	16,005,000	14,836,875
4.30%	08/25/29	[2]	6,940,000	6,694,377
Nationwide Mutual Insurance Co.
7.88%	12/15/24	[2,6]	42,571,000	42,574,948
Protective Life Global Funding
1.90%	07/06/28	[2]	47,980,000	42,693,125
Teachers Insurance & Annuity Association of America
3.30%	05/15/50	[2]	82,665,000	58,026,051
4.27%	05/15/47	[2]	3,496,000	2,906,059
4.38%	09/15/54	[2,6]	35,635,000	35,068,088

				556,698,666

Materials — 0.36%
Corp. Nacional del Cobre de Chile,
Series REGS
(Chile)
5.13%	02/02/33	[3]	11,110,000	10,570,054

See accompanying Notes to Financial Statements.

177 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Materials (continued)
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT,
Series REGS
(Indonesia)
5.45%	05/15/30	[3]	$14,861,000	$14,706,446
International Flavors & Fragrances, Inc.
1.83%	10/15/27	[2]	1,615,000	1,433,427
2.30%	11/01/30	[2]	68,565,000	56,988,268
3.27%	11/15/40	[2]	10,351,000	7,376,526
3.47%	12/01/50	[2]	9,947,000	6,634,665
5.00%	09/26/48		104,037,000	89,045,228

				186,754,614

Office REITs — 0.19%
Hudson Pacific Properties LP
3.25%	01/15/30		58,668,000	45,279,435
3.95%	11/01/27		17,035,000	15,107,103
4.65%	04/01/29		21,870,000	18,653,264
Kilroy Realty LP
2.50%	11/15/32		3,705,000	2,792,838
2.65%	11/15/33		25,004,000	18,545,171

				100,377,811

Residential REITs — 0.16%
American Homes 4 Rent LP
3.38%	07/15/51		17,118,000	11,426,480
Invitation Homes Operating Partnership LP
2.00%	08/15/31		30,593,000	24,347,981
2.70%	01/15/34		40,308,000	31,958,589
4.15%	04/15/32		4,798,000	4,393,921
5.50%	08/15/33		13,766,000	13,720,221

				85,847,192

Retail — 0.14%
Ferrellgas LP/Ferrellgas Finance Corp.
5.88%	04/01/29	[2]	9,650,000	9,206,582
Michaels Cos., Inc. (The)
7.88%	05/01/29	[2]	83,531,000	62,747,928

				71,954,510

Retail REITs — 0.04%
Federal Realty OP LP
7.48%	08/15/26		18,825,000	19,419,656

Services — 0.14%
Adtalem Global Education, Inc.
5.50%	03/01/28	[2]	11,557,000	11,078,918
Global Payments, Inc.
4.88%	03/17/31		6,568,000	7,489,464
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26	[2]	1,791,000	1,751,402
Waste Pro USA, Inc.
5.50%	02/15/26	[2]	12,536,000	12,357,215
Worldline SA
(France)
0.00%	07/30/25	[3,8]	104,010	12,431,628

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Services (continued)
0.00%	07/30/26[3,8]	$259,400	$25,380,703

			70,489,330

Specialized REITs — 0.50%
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32[3]	45,583,000	45,299,319
3.18%	07/12/29[3]	10,509,000	11,920,675
3.94%	07/12/47[3]	6,700,000	6,496,328
Annington Funding PLC,
(EMTN)
(United Kingdom)
3.69%	07/12/34[3]	1,100,000	1,185,064
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.00%	05/04/28[3]	20,141,000	18,818,071
1.63%	04/20/30[3]	13,650,000	12,302,872
1.75%	03/12/29[3]	42,369,000	39,913,098
Extra Space Storage LP
2.20%	10/15/30	1,090,000	904,233
2.35%	03/15/32	34,221,000	27,401,765
2.40%	10/15/31	14,348,000	11,810,316
2.55%	06/01/31	4,000,000	3,331,630
3.88%	12/15/27	10,980,000	10,436,158
3.90%	04/01/29	1,430,000	1,348,111
LEG Immobilien SE
(EMTN)
(Georgia)
0.88%	03/30/33[3]	8,100,000	6,688,492
1.50%	01/17/34[3]	3,800,000	3,248,700
Realty Income Corp.
5.13%	07/06/34	49,085,000	57,920,795

			259,025,627

Transportation — 0.39%
American Airlines Pass-Through Trust,
Series 2017-2, Class AA
3.35%	10/15/29	14,007,925	12,922,311
Delta Air Lines Pass-Through Trust,
Series 2020-1, Class AA
2.00%	06/10/28	71,280,357	64,465,095
JetBlue Airways Pass-Through Trust,
Series 2020-1, Class A
4.00%	11/15/32	8,559,289	7,910,808
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	20,626,610	20,626,610
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25	5,795	5,697
United Airlines Pass-Through Trust,
Series 2013-1, Class A
4.30%	08/15/25	9,953,579	9,770,182

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 178

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

CORPORATES (continued)

Transportation (continued)
United Airlines Pass-Through Trust,
Series 2018-1, Class AA
3.50%	03/01/30		$25,661,694	$23,608,759
United Airlines Pass-Through Trust,
Series 2023-1, Class A
5.80%	01/15/36		62,905,000	63,862,089

				203,171,551

Water — 0.07%
Suez SACA
(EMTN)
(France)
2.88%	05/24/34	[3]	3,200,000	3,220,059
Thames Water Utilities Finance PLC
(EMTN)
(United Kingdom)
4.38%	01/18/31	[3]	33,525,000	33,764,469

				36,984,528

Total Corporates
(Cost $10,542,851,485)				9,971,584,152

FOREIGN GOVERNMENT OBLIGATIONS — 0.61%

Foreign Government Obligations — 0.61%
Brazilian Government International Bond
(Brazil)
6.00%	10/20/33[3]		20,120,000	19,965,076
6.13%	03/15/34[3]		17,393,000	17,231,245
Colombia Government International Bond
(Colombia)
3.00%	01/30/30[3]		5,971,000	4,951,153
3.13%	04/15/31[3]		15,729,000	12,597,356
8.00%	04/20/33[3]		1,670,000	1,767,862
Costa Rica Government International Bond,
Series REGS
(Costa Rica)
6.55%	04/03/34[3]		5,000,000	5,181,000
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30[2,3]		25,047,000	22,855,388
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32[3]		8,500,000	7,635,347
Finance Department Government of Sharjah
(United Arab Emirates)
6.50%	11/23/32[2,3]		6,705,000	6,973,871
Guatemala Government Bond,
Series REGS
(Guam)
5.25%	08/10/29[3]		19,100,000	18,530,407
Hungary Government International Bond
(Hungary)
2.13%	09/22/31[2,3]		17,300,000	13,760,420
Mexico Government International Bond
(Mexico)
2.66%	05/24/31[3]		17,589,000	14,716,892

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
3.50%	02/12/34[3]	$14,767,000	$12,318,876
4.75%	04/27/32[3]	2,350,000	2,232,376
6.35%	02/09/35[3]	11,940,000	12,335,214
Oman Government International Bond,
Series REGS
(Oman)
5.63%	01/17/28[3]	10,500,000	10,567,200
6.75%	10/28/27[3]	2,800,000	2,917,600
Panama Government International Bond
(Panama)
2.25%	09/29/32[3]	10,887,000	7,800,016
3.16%	01/23/30[3]	18,249,000	15,209,401
Paraguay Government International Bond,
Series REGS
(Papua New Guinea)
4.95%	04/28/31[3]	14,150,000	13,673,145
Peruvian Government International Bond
(Peru)
2.78%	01/23/31[3]	27,300,000	23,472,540
Republic of Poland Government International Bond
(Poland)
4.88%	10/04/33[3]	18,565,000	18,308,803
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28[3]	1,556,000	1,400,244
4.85%	09/30/29[3]	9,814,000	8,819,881
5.88%	06/22/30[3]	5,535,000	5,140,908
5.88%	04/20/32[3]	10,600,000	9,567,136
Romanian Government International Bond
(Romania)
6.63%	02/17/28[2,3]	2,840,000	2,932,300
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31[3]	26,000,000	21,863,400

Total Foreign Government Obligations
(Cost $336,235,197)			314,725,057

MORTGAGE-BACKED — 53.10%**

Non-Agency Commercial Mortgage-Backed — 3.93%
1301 Properties Owner LP
2.08%	09/07/25[4,5]	47,327,027	47,019,401
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.09%	08/10/38[2,6]	122,930,000	114,038,485
BGME Trust,
Series 2021-VR, Class A
2.99%	01/10/43[2,6]	20,000,000	15,491,030
BGME Trust,
Series 2021-VR, Class B
2.99%	01/10/43[2,6]	32,137,000	23,702,628
Blackstone Industrial Portfolio - Proj Foxtrot
2.23%	04/09/25[4,5,6]	78,837,983	77,024,709
BMO Mortgage Trust,
Series 2022-C2, Class A5
4.81%	07/15/54[6]	21,624,000	21,448,421

See accompanying Notes to Financial Statements.

179 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
BX Commercial Mortgage Trust,
Series 2020-VIV4, Class A
2.84%	03/09/44	[2]	$180,165,000	$155,868,872
BX Commercial Mortgage Trust,
Series 2022-CSMO, Class A
(CME Term SOFR 1-Month plus 2.11%)
7.44%	06/15/27	[1,2]	132,924,000	133,458,763
BX Commercial Mortgage Trust,
Series 2022-CSMO, Class B
(CME Term SOFR 1-Month plus 3.14%)
8.47%	06/15/27	[1,2]	90,170,000	90,612,266
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41	[2]	42,270,000	37,653,607
BXHPP Trust,
Series 2021-FILM, Class A
(CME Term SOFR 1-Month plus 0.76%)
6.09%	08/15/36	[1,2]	57,000,000	55,054,334
BXHPP Trust,
Series 2021-FILM, Class B
(CME Term SOFR 1-Month plus 1.01%)
6.34%	08/15/36	[1,2]	16,602,000	15,671,341
BXHPP Trust,
Series 2021-FILM, Class C
(CME Term SOFR 1-Month plus 1.21%)
6.54%	08/15/36	[1,2]	15,057,000	14,107,685
BXHPP Trust,
Series 2021-FILM, Class D
(CME Term SOFR 1-Month plus 1.61%)
6.94%	08/15/36	[1,2]	11,500,000	10,672,986
CALI Mortgage Trust,
Series 2019-101C, Class XA (IO)
0.30%	03/10/39	[2,6]	272,551,000	3,746,868
Capital Funding Mortgage Trust,
Series 2021-M01, Class A
(LIBOR USD 1-Month plus 2.25%)
7.69%	12/19/24	[1,2]	90,174,649	83,981,278
CENT Trust,
Series 2023-CITY, Class A
(CME Term SOFR 1-Month plus 2.62%)
7.95%	09/15/38	[1,2]	88,590,000	89,784,905
Century Plaza Towers,
Series 2019-CPT, Class A
2.87%	11/13/39	[2]	27,645,000	23,877,476
Citigroup Commercial Mortgage Trust,
Series 2020-555, Class A
2.65%	12/10/41	[2]	5,000,000	4,262,356
Citigroup Commercial Mortgage Trust,
Series 2022-GC48, Class A5
4.58%	05/15/54	[6]	26,458,000	25,790,106
Commercial Mortgage Pass-Through Certificates,
Series 2023-BRND, Class A
7.12%	07/10/40	[2,6]	46,000,000	48,263,476

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE4, Class A
(CME Term SOFR 1-Month plus 1.03%)
6.35%	05/15/36	[1,2]	$16,359,300	$16,355,195
Credit Suisse Mortgage Capital Trust,
Series 2019-ICE4, Class D
(CME Term SOFR 1-Month plus 1.65%)
6.97%	05/15/36	[1,2]	9,975,183	9,969,930
Credit Suisse Mortgage Capital Trust,
Series 2022-MDR, Class A
(CME Term SOFR 1-Month plus 4.81%)
10.14%	08/15/25	[1,2]	85,000,000	84,639,158
DC Office Trust,
Series 2019-MTC, Class A
2.97%	09/15/45	[2]	31,135,000	26,602,527
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class A
3.14%	12/10/36	[2]	20,000,000	19,536,721
Frost CMBS DAC,
Series 2021-1X, Class EUA
(Ireland)
(3-Month Euribor plus 1.15%)
5.08%	11/20/33	[1,3]	2,999,545	3,131,331
Hudson Yards Mortgage Trust,
Series 2019-30HY, Class A
3.23%	07/10/39	[2]	84,915,000	76,112,321
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41	[2,6]	81,025,000	71,113,965
Last Mile Logistics Pan Euro Finance DAC,
Series 1X, Class A
(Ireland)
(3-Month Euribor plus 0.75%)
4.67%	08/17/33	[1,3]	5,917,625	6,292,202
Last Mile Securities PE 2021 DAC,
Series 2021-1X, Class A1
(Ireland)
(3-Month Euribor plus 0.90%)
4.82%	08/17/31	[1,3]	5,361,896	5,732,769
LoanCore Issuer Ltd.,
Series 2021-CRE5, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.41%)
6.74%	07/15/36	[1,2,3]	22,461,272	22,364,029
MF1 Ltd.,
Series 2022-FL8, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.35%)
6.68%	02/19/37	[1,2,3]	24,295,160	24,156,231
MKT Mortgage Trust,
Series 2020-525M, Class A
2.69%	02/12/40	[2]	8,500,000	6,940,083
NRTH Mortgage Trust,
Series 2024-PARK, Class A
(CME Term SOFR 1-Month plus 1.64%)
6.94%	03/15/41	[1,2]	21,267,000	21,342,758

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 180

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
One Bryant Park Trust,
Series 2019-OBP, Class A
2.52%	09/15/54[2]	$147,667,000	$126,318,546
Project Colt (Acquired 03/08/2022, cost $100,000,000)
7.05%	03/10/27[4,5,6]	100,000,000	99,310,000
Queens Center Mortgage Trust,
Series 2013-QCA, Class A
3.28%	01/11/37[2]	9,170,000	8,674,007
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A1
3.87%	01/05/43[2,6]	56,465,000	42,708,443
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[2,6]	8,710,000	6,419,857
SHOW 2022-BIZ A
Series 2022-BIZ, Class A
(CME Term SOFR 1-Month plus 2.98%)
8.30%	01/15/27[1,2]	68,000,000	64,227,425
SREIT Trust,
Series 2021-PALM, Class G
(CME Term SOFR 1-Month plus 3.73%)
9.06%	10/15/34[1,2]	40,000,000	39,147,836
Taurus UK DAC,
Series 2021-UK1A, Class A
(Ireland)
(SONIA plus 0.85%)
6.07%	05/17/31[1,2,3]	4,765,002	5,972,234
Taurus UK DAC,
Series 2021-UK1X, Class C
(Ireland)
(SONIA plus 1.65%)
6.87%	05/17/31[1,3]	975,833	1,204,925
Taurus UK DAC,
Series 2021-UK1X, Class D
(Ireland)
(SONIA plus 2.60%)
7.82%	05/17/31[1,3]	5,618,732	6,983,988
Taurus UK DAC,
Series 2021-UK1X, Class E
(Ireland)
(SONIA plus 3.65%)
8.87%	05/17/31[1,3]	5,761,682	7,063,880
Taurus UK DAC,
Series 2021-UK4X, Class D
(Ireland)
(SONIA plus 2.10%)
7.32%	08/17/31[1,3]	2,795,554	3,525,666
Taurus UK DAC,
Series 2021-UK5, Class B
(Ireland)
(SONIA plus 1.65%)
6.87%	05/17/31[1,3]	3,094,000	3,885,953
Westfield Galleria at Roseville
8.40%	03/29/25[4,5]	141,900,000	141,758,100

			2,043,021,073

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed — 9.61%
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 05/25/24)
7.40%	06/25/32	$16,066	$15,621
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-IN1, Class A1
(CME Term SOFR 1-Month plus 0.75%)
6.08%	05/25/34[1]	119,285	110,650
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A2C
(CME Term SOFR 1-Month plus 0.41%)
5.74%	06/25/36[1]	2,312,500	1,679,935
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP2, Class A1
(CME Term SOFR 1-Month plus 0.49%)
5.82%	06/25/37[1]	25,108,599	18,121,240
Adjustable Rate Mortgage Trust,
Series 2005-10, Class 6A1
(CME Term SOFR 1-Month plus 0.65%)
5.98%	01/25/36[1]	131,551	119,023
Adjustable Rate Mortgage Trust,
Series 2007-3, Class 2A1
6.27%	11/25/37[2,6]	25,008,442	17,091,202
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 04/25/24)
2.86%	07/25/59[2]	94,627	89,251
Alternative Loan Trust,
Series 2004-30CB, Class 1A6
5.50%	02/25/35	23,422,649	21,880,120
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31	1,895	1,844
Alternative Loan Trust,
Series 2005-76, Class 2A1
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
6.09%	02/25/36[1]	29,200,339	26,181,989
Alternative Loan Trust,
Series 2005-84, Class 1A1
4.76%	02/25/36[6]	24,648	22,655
Alternative Loan Trust,
Series 2006-HY13, Class 4A1
4.77%	02/25/37[6]	666,319	572,380
Alternative Loan Trust,
Series 2007-J1, Class 2A1
(CME Term SOFR 1-Month plus 0.31%)
5.64%	03/25/37[1]	529,574	135,678
American Home Mortgage Assets Trust,
Series 2006-3, Class 2A12
(Federal Reserve US 12-Month Cumulative Average plus 1.15%)
6.24%	10/25/46[1]	29,701,401	20,274,034
American Home Mortgage Assets Trust,
Series 2007-1, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
5.79%	02/25/47[1]	43,546,615	16,920,908

See accompanying Notes to Financial Statements.

181 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
American Home Mortgage Assets Trust,
Series 2007-2, Class A1
(CME Term SOFR 1-Month plus 0.24%)
5.57%	03/25/47[1]	$22,694,898	$20,778,477
American Home Mortgage Investment Trust,
Series 2004-3, Class 2A
(TSFR6M plus 1.93%)
4.64%	10/25/34[1]	2,791,833	2,721,993
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W2, Class M1
(CME Term SOFR 1-Month plus 0.85%)
6.18%	10/25/35[1]	66,665	65,105
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-W3, Class M1
(CME Term SOFR 1-Month plus 0.77%)
6.10%	11/25/35[1]	10,832,414	10,433,353
Asset-Backed Funding Certificates,
Series 2006-OPT3, Class A3B
(CME Term SOFR 1-Month plus 0.43%)
5.76%	11/25/36[1]	39,256,932	15,940,909
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2A
(CME Term SOFR 1-Month plus 0.86%)
6.19%	06/25/37[1]	20,168,067	15,784,386
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(CME Term SOFR 1-Month plus 1.11%)
6.44%	06/25/37[1]	14,733,479	12,213,929
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE6, Class A5
(CME Term SOFR 1-Month plus 0.57%)
5.90%	11/25/36[1]	12,282,114	11,786,026
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	10,130	10,001
Banc of America Funding Trust,
Series 2006-D, Class 3A1
4.42%	05/20/36[6]	2,341,983	2,174,557
Banc of America Funding Trust,
Series 2006-E, Class 2A1
4.98%	06/20/36[6]	28,082	25,069
Banc of America Funding Trust,
Series 2006-H, Class 3A1
4.48%	09/20/46[6]	507,349	406,482
Banc of America Mortgage Trust,
Series 2004-F, Class 1A1
5.21%	07/25/34[6]	12,854	12,144
Banc of America Mortgage Trust,
Series 2005-C, Class 2A2
4.68%	04/25/35[6]	75,295	76,747
Banc of America Mortgage Trust,
Series 2007-1, Class 1A24
6.00%	03/25/37	323,253	260,059

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Banc of America Mortgage Trust,
Series 2007-3, Class 1A1
6.00%	09/25/37	$140,431	$112,997
BCAP LLC Trust,
Series 2007-AA2, Class 2A5
6.00%	04/25/37	208,156	94,923
BCAP LLC Trust,
Series 2007-AA5, Class A1
(CME Term SOFR 1-Month plus 1.41%)
6.74%	09/25/47[1]	11,859,540	10,333,961
Bear Stearns ALT-ATrust,
Series 2005-4, Class 22A2
4.70%	05/25/35[6]	7,178	6,478
Bear Stearns ALT-A Trust,
Series 2006-4, Class 32A1
4.27%	07/25/36[6]	1,265,416	628,211
Bear Stearns ARM Trust,
Series 2004-1, Class 13A2
4.93%	04/25/34[6]	3,928	3,722
Bear Stearns ARM Trust,
Series 2004-10, Class 14A1
4.78%	01/25/35[6]	1,614,766	1,528,975
Bear Stearns ARM Trust,
Series 2006-4, Class 2A1
4.34%	10/25/36[6]	176,473	153,727
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC5, Class 2A3
(CME Term SOFR 1-Month plus 0.36%)
5.69%	08/25/20[1]	894,817	533,221
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36	55,663	55,000
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-HE9, Class 3A
(CME Term SOFR 1-Month plus 0.39%)
5.72%	11/25/36[1]	2,427,057	2,367,316
Bear Stearns Asset-Backed Securities I Trust,
Series 2007-AC1, Class A3 (STEP-reset date 05/25/24)
6.55%	02/25/37	24,123,794	21,383,693
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A1 (STEP-reset date 05/25/24)
5.50%	01/25/34	415,476	353,434
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A2 (STEP-reset date 05/25/24)
5.75%	01/25/34	374,580	318,574
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
(CME Term SOFR 1-Month plus 0.47%)
5.80%	10/25/36[1]	882,724	776,427
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5, Class 1A1
(CME Term SOFR 1-Month plus 0.27%)
5.60%	12/25/46[1]	12,339,279	10,845,764

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 182

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns Mortgage Funding Trust,
Series 2007-AR5, Class 1A1A
(CME Term SOFR 1-Month plus 0.45%)
5.78%	06/25/47[1]	$1,986,785	$1,645,088
Carrington Mortgage Loan Trust,
Series 2006-NC3, Class A4
(CME Term SOFR 1-Month plus 0.35%)
5.68%	08/25/36[1]	46,429,000	35,550,990
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(CME Term SOFR 1-Month plus 0.64%)
5.97%	02/25/36[1]	27,951	27,536
Carrington Mortgage Loan Trust,
Series 2007-RFC1, Class A4
(CME Term SOFR 1-Month plus 0.33%)
5.66%	10/25/36[1]	22,415,000	19,202,085
Chase Funding Trust,
Series 2003-5, Class 2A2
(CME Term SOFR 1-Month plus 0.71%)
6.04%	07/25/33[1]	3,059	2,939
Chase Funding Trust,
Series 2004-2, Class 2A2
(CME Term SOFR 1-Month plus 0.61%)
5.94%	02/26/35[1]	3,388	3,291
Chase Mortgage Finance Trust,
Series 2006-A1, Class 1A2
4.34%	09/25/36[6]	331,036	296,051
Chase Mortgage Finance Trust,
Series 2006-S3, Class 2A1
5.50%	11/25/21	1,302,896	406,105
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
5.81%	06/25/35[6]	634,286	620,545
ChaseFlex Trust,
Series 2005-2, Class 4A2
5.50%	06/25/36	290,121	120,527
ChaseFlex Trust,
Series 2006-2, Class A2B
(CME Term SOFR 1-Month plus 0.31%)
4.70%	09/25/36[1]	3,948,790	3,222,710
CIM Trust,
Series 2019-R1, Class A
3.25%	10/25/58[2,6]	38,083,805	33,885,949
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58[2,6]	80,130,296	72,383,119
CIM Trust,
Series 2019-R4, Class A1
3.00%	10/25/59[2,6]	80,907,201	73,964,206
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59[2,6]	124,216,770	108,181,093
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60[2,6]	97,395,563	91,683,800

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2020-R6, Class A1
2.25%	12/25/60[2,6]	$73,595,778	$62,995,528
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60[2,6]	45,452,197	39,644,197
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61[2,6]	187,895,215	163,997,142
CIM Trust,
Series 2021-R1, Class A2
2.40%	08/25/56[2,6]	69,118,237	60,661,787
CIM Trust,
Series 2021-R2, Class A2
2.50%	01/25/57[2,6]	62,685,281	55,990,869
CIM Trust,
Series 2021-R3, Class A1A
1.95%	06/25/57[2,6]	222,569,249	196,795,730
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61[2,6]	171,813,216	150,476,557
CIM Trust,
Series 2021-R5, Class A1
2.00%	08/25/61[2,6]	38,395,584	31,418,681
CIM Trust,
Series 2021-R5, Class A1A
2.00%	08/25/61[2,6]	153,918,608	128,116,801
CIM Trust,
Series 2022-I1, Class A1
4.35%	02/25/67[2,6]	36,408,266	35,431,596
CIM Trust,
Series 2022-NR1, Class A1 (STEP-reset date 05/25/24)
5.00%	07/25/62[2]	82,098,721	79,921,192
CIM Trust,
Series 2023-R1,Class A1A
5.40%	04/25/62[2,6]	275,359,701	264,468,371
CIM Trust,
Series 2023-R3, Class A1
4.50%	01/25/63[2,6]	38,514,199	35,267,633
CIM Trust,
Series 2023-R3, Class A1A
4.50%	01/25/63[2,6]	218,666,172	202,067,792
Citicorp Mortgage Securities, Inc.,
Series 2005-1, Class 1A12
5.00%	02/25/35	70,781	66,528
Citicorp Residential Mortgage Trust,
Series 2007-1, Class A5 (STEP-reset date 05/25/24)
4.79%	03/25/37	118,504	117,120
Citigroup Mortgage Loan Trust,
Series 2005-9, Class 1A1
(CME Term SOFR 1-Month plus 0.37%)
5.70%	11/25/35[1]	89,936	73,863
Citigroup Mortgage Loan Trust,
Series 2006-AR2, Class 1A1
5.49%	03/25/36[6]	6,330,187	4,819,897

See accompanying Notes to Financial Statements.

183 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
4.28%	06/25/36[6]	$790,457	$715,760
Citigroup Mortgage Loan Trust,
Series 2006-WF2, Class A1 (STEP-reset date 05/25/24)
7.25%	05/25/36	28,505,357	14,853,751
Citigroup Mortgage Loan Trust,
Series 2007-6, Class 1A4A
4.44%	03/25/37[6]	118,137	102,853
Citigroup Mortgage Loan Trust,
Series 2007-AR5, Class 1A1A
5.21%	04/25/37[6]	46,663	40,381
Citigroup Mortgage Loan Trust,
Series 2014-5, Class 2A2
(LIBOR USD 1-Month plus 1.75%)
4.93%	02/20/36[1,2]	5,239,039	4,488,831
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-5, Class 3A2A
5.15%	10/25/35[6]	309,789	259,380
Countrywide Asset-Backed Certificates Trust,
Series 2005-13, Class AF4
5.81%	04/25/36[6]	113,696	100,772
Countrywide Asset-Backed Certificates Trust,
Series 2007-13, Class 2A2
(CME Term SOFR 1-Month plus 0.91%)
6.24%	10/25/47[1]	6,326,301	5,685,457
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2001-HYB1, Class 1A1
5.26%	06/19/316	5,296	5,112
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2003-J8, Class 1A4
5.25%	09/25/23	20,352	19,340
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-14, Class 4A1
5.36%	08/25/34[6]	543,385	486,936
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-25, Class 1A1
(CME Term SOFR 1-Month plus 0.77%)
6.10%	02/25/35[1]	59,774	57,836
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-7, Class 2A1
4.24%	06/25/34[6]	41,035	37,411
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB3, Class 1A
5.32%	06/20/34[6]	8,298	7,963
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2004-HYB4, Class 2A1
5.25%	09/20/34[6]	403,910	380,208
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-11, Class 1A2
4.49%	04/25/35[6]	448,074	384,337
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(CME Term SOFR 1-Month plus 0.71%)
6.04%	05/25/35[1]	2,015,921	1,696,833

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HY5, Class 1A1
4.75%	09/25/47[6]	$469,911	$354,232
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HYB1, Class 1A1
3.73%	03/25/37[6]	895,697	697,031
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR20, Class 2A4
4.95%	08/25/33[6]	5,182	4,985
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-6, Class 8A1
4.50%	07/25/20	2,664	2,372
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2004-1, Class 2A1
6.50%	02/25/34	7,008	6,913
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates,
Series 2004-AR5, Class 6A1
5.49%	06/25/34[6]	40,818	40,041
Credit Suisse Mortgage Capital Certificates,
Series 2021-RP11, Class CERT
3.78%	10/27/61[2]	9,161,542	7,191,157
Credit Suisse Mortgage Capital Certificates,
Series 2022-RPL1, Class CERT
4.23%	04/25/61[2]	9,330,483	7,928,172
Credit Suisse Mortgage Capital Trust,
Series 2006-2, Class 5A1
(CME Term SOFR 1-Month plus 0.81%)
6.00%	03/25/36[1]	3,037,125	1,033,813
Credit Suisse Mortgage Capital Trust,
Series 2015-6R, Class 2A1
(CME Term SOFR 1-Month plus 0.31%)
7.30%	11/27/46[1,2]	1,124,019	1,115,230
Credit Suisse Mortgage Capital Trust,
Series 2021-NQM6, Class A1
1.17%	07/25/66[2,6]	6,494,857	5,299,672
Credit Suisse Mortgage Capital Trust,
Series 2021-RP11, Class PT
3.76%	10/25/61[2,6]	218,095,425	174,462,774
Credit Suisse Mortgage Capital Trust,
Series 2021-RP11, Class SA (IO)
0.00%	10/25/61[2,4,5,6]	186,220	180,048
Credit Suisse Mortgage Capital Trust,
Series 2022-RPL1, Class PT
4.64%	04/25/61[2,6]	224,083,976	193,234,066
Credit Suisse Mortgage Capital Trust,
Series 2022-RPL1, Class SA (IO)
0.00%	04/25/61[2,4,5,6]	508,843	492,629
Credit-Based Asset Servicing and Securitization LLC,
Series 2003-CB1, Class AF (STEP-reset date 05/25/24)
3.95%	01/25/33	3,954	3,723
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB7, Class A1
(CME Term SOFR 1-Month plus 0.39%)
5.72%	10/25/36[1]	33,360,305	23,644,126

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 184

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB8, Class A1
(CME Term SOFR 1-Month plus 0.39%)
5.72%	10/25/36[1]	$8,467,387	$7,680,306
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A3
(CME Term SOFR 1-Month plus 0.41%)
5.74%	11/25/36[1]	22,212,765	9,756,493
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF4 (STEP-reset date 05/25/24)
3.19%	01/25/37	5,968,643	1,778,274
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF5 (STEP-reset date 05/25/24)
3.19%	01/25/37	11,216,502	3,344,231
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A2
(CME Term SOFR 1-Month plus 0.28%)
3.39%	04/25/37[1]	19,427,036	12,292,113
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 05/25/24)
3.57%	02/25/37	22,686,017	13,632,457
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2D (STEP-reset date 05/25/24)
3.57%	02/25/37	16,609,542	9,992,741
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2E (STEP-reset date 05/25/24)
3.57%	02/25/37	3,020,419	1,815,520
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6B (STEP-reset date 05/25/24)
6.28%	12/25/36	5,268,016	234,783
Deephaven Residential Mortgage Trust,
Series 2021-4, Class A1
1.93%	11/25/66[2,6]	21,799,633	18,716,940
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR3, Class A1
(CME Term SOFR 1-Month plus 0.49%)
5.82%	08/25/36[1]	1,771,760	1,642,351
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR4, Class A1
(CME Term SOFR 1-Month plus 0.37%)
5.70%	12/25/36[1]	1,370,631	457,378
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR4, Class A2
(CME Term SOFR 1-Month plus 0.49%)
5.82%	12/25/36[1]	25,157,719	8,377,941
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2006-AR6, Class A6
(CME Term SOFR 1-Month plus 0.49%)
5.82%	02/25/37[1]	330,226	280,944
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-3, Class 1A1
(CME Term SOFR 1-Month plus 1.81%)
7.14%	10/25/47[1]	17,263,229	12,602,117

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-AR3, Class 2A4
(CME Term SOFR 1-Month plus 0.81%)
6.14%	06/25/37[1]	$16,010,210	$13,524,160
Deutsche ALT-A Securities Mortgage Loan Trust,
Series 2007-OA3, Class A1
(CME Term SOFR 1-Month plus 0.25%)
5.58%	07/25/47[1]	26,651,857	24,338,041
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2005-6, Class 1A7
5.50%	12/25/35	227,268	182,636
Deutsche ALT-A Securities, Inc., Mortgage Loan Trust,
Series 2006-AR1, Class 2A1
3.87%	02/25/36[6]	479,521	323,596
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(CME Term SOFR 1-Month plus 0.83%)
6.16%	01/19/45[1]	1,041,424	832,199
DSLA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1A
(CME Term SOFR 1-Month plus 0.61%)
5.94%	02/19/45[1]	56,896	55,211
DSLA Mortgage Loan Trust,
Series 2005-AR3, Class 2A1A
(CME Term SOFR 1-Month plus 0.59%)
5.92%	07/19/45[1]	62,010	57,215
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(CME Term SOFR 1-Month plus 0.31%)
5.64%	10/19/36[1]	13,071,319	8,343,582
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(CME Term SOFR 1-Month plus 0.25%)
5.58%	03/19/37[1]	5,238,253	4,382,818
Equity One Mortgage Pass-Through Trust,
Series 2002-4, Class M1
5.22%	02/25/33[6]	5,654	5,420
Equity One Mortgage Pass-Through Trust,
Series 2002-5, Class M1 (STEP-reset date 05/25/24)
5.80%	11/25/32	28,245	27,463
Fannie Mae Connecticut Avenue Securities,
Series 2019-R07, Class 1B1
(SOFR30A plus 3.51%)
8.83%	10/25/39[1,2]	11,882,286	12,238,645
Fannie Mae Connecticut Avenue Securities,
Series 2021-R01, Class 1B1
(SOFR30A plus 3.10%)
8.42%	10/25/41[1,2]	5,660,000	5,831,644
Fannie Mae Connecticut Avenue Securities,
Series 2022-R01, Class 1M2
(SOFR30A plus 1.90%)
7.22%	12/25/41[1,2]	28,907,099	29,143,886
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(CME Term SOFR 1-Month plus 0.43%)
5.76%	10/25/36[1]	9,052,001	5,822,706

See accompanying Notes to Financial Statements.

185 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2D
(CME Term SOFR 1-Month plus 0.59%)
5.92%	10/25/36[1]	$570,797	$367,759
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(CME Term SOFR 1-Month plus 0.33%)
5.66%	12/25/37[1]	4,637,056	4,132,696
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2C
(CME Term SOFR 1-Month plus 0.43%)
5.76%	12/25/37[1]	12,752,320	11,369,245
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(CME Term SOFR 1-Month plus 0.53%)
5.86%	12/25/37[1]	9,242,466	8,241,305
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 1A
(CME Term SOFR 1-Month plus 0.41%)
5.74%	04/25/36[1]	3,995,227	3,997,073
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2C
(CME Term SOFR 1-Month plus 0.39%)
5.72%	01/25/38[1]	49,947,268	26,150,072
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A1
(CME Term SOFR 1-Month plus 0.39%)
5.72%	03/25/37[1]	45,043,100	23,244,505
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(CME Term SOFR 1-Month plus 0.31%)
5.64%	03/25/37[1]	19,910,619	9,727,054
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2C
(CME Term SOFR 1-Month plus 0.41%)
5.74%	03/25/37[1]	11,414,439	5,593,227
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(CME Term SOFR 1-Month plus 0.55%)
5.88%	03/25/37[1]	33,765,223	16,596,705
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA2, Class 1A1
6.52%	08/25/34[6]	2,498,659	2,443,740
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
5.82%	09/25/34[6]	5,725	5,634
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA4, Class A1
6.09%	10/25/34[6]	377,758	368,996
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
6.19%	12/25/35[6]	6,413,465	5,314,377
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
5.72%	02/25/36[6]	6,466,412	4,295,450

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA4, Class 2A1
5.82%	06/25/35[6]	$6,674,916	$6,056,173
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
6.08%	09/25/35[6]	4,930,613	4,301,487
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
5.87%	10/25/35[6]	7,309,385	4,546,462
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
6.16%	11/25/35[6]	6,491,300	5,535,224
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR6, Class 2A1
4.73%	12/25/34[6]	67,728	64,261
First Horizon Mortgage Pass-Through Trust,
Series 2006-AR4, Class 1A2
5.15%	01/25/37[6]	40,902	22,088
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR3, Class 1A1
4.82%	11/25/37[6]	71,393	32,454
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA3, Class M2
(SOFR30A plus 2.10%)
7.42%	10/25/33[1,2]	23,022,000	23,470,405
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA1, Class M2
(SOFR30A plus 2.25%)
7.57%	08/25/33[1,2]	10,931,425	11,194,540
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA2, Class M1B
(SOFR30A plus 2.40%)
7.72%	02/25/42[1,2]	18,930,000	19,294,668
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA3, Class M1B
(SOFR30A plus 2.90%)
8.22%	04/25/42[1,2]	7,000,000	7,251,731
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(CME Term SOFR 1-Month plus 0.55%)
4.64%	06/25/30[1]	7,720	7,098
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR6, Class 3A1
4.25%	11/19/35[6]	172,652	144,461
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR2, Class 1A1
0.00%	05/19/36[6]	1,539,215	887,863
GreenPoint Mortgage Funding Trust,
Series 2005-AR4, Class G41B
(CME Term SOFR 1-Month plus 0.31%)
5.64%	10/25/45[1]	10,203,844	9,714,777
GreenPoint Mortgage Funding Trust,
Series 2006-OH1, Class A1
(CME Term SOFR 1-Month plus 0.47%)
5.80%	01/25/37[1]	9,014,790	7,901,030

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 186

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GS Mortgage-Backed Securities Corp. Trust,
Series 2022-PJ2, Class A4
2.50%	06/25/52[2,6]	$27,813,028	$22,445,982
GS Mortgage-Backed Securities Corp. Trust,
Series 2022-PJ4, Class A4
2.50%	09/25/52[2,6]	64,615,706	52,146,890
GS Mortgage-Backed Securities Trust,
Series 2018-RPL1, Class A1A
3.75%	10/25/57[2]	15,987,839	15,374,109
GS Mortgage-Backed Securities Trust,
Series 2021-PJ9, Class A2
2.50%	02/26/52[2,6]	8,241,739	6,646,190
GS Mortgage-Backed Securities Trust,
Series 2022-PJ5, Class A4
2.50%	10/25/52[2,6]	73,072,409	58,971,714
GS Mortgage-Backed Securities Trust,
Series 2022-PJ6, Class A3
2.50%	01/25/53[2,6]	95,671,324	77,209,743
GS Mortgage-Backed Securities Trust,
Series 2023-PJ1, Class A3
3.00%	02/25/53[2,6]	93,836,796	78,790,845
GSAA Home Equity Trust,
Series 2005-11, Class 2A2
(CME Term SOFR 1-Month plus 0.75%)
6.08%	10/25/35[1]	55,191	54,872
GSAA Home Equity Trust,
Series 2005-11, Class 3A2
(CME Term SOFR 1-Month plus 0.75%)
6.08%	10/25/35[1]	10,948	11,238
GSAA Home Equity Trust,
Series 2005-6, Class M1
(CME Term SOFR 1-Month plus 0.76%)
6.09%	06/25/35[1]	21,320	21,243
GSAMP Trust,
Series 2005-AHL2, Class A2D
(CME Term SOFR 1-Month plus 0.81%)
6.14%	12/25/35[1]	15,931,498	14,949,802
GSAMP Trust,
Series 2007-HE2, Class A1
(CME Term SOFR 1-Month plus 0.35%)
5.68%	03/25/47[1]	63,226,372	52,222,827
GSMSC Resecuritization Trust,
Series 2015-3R, Class 1B
(CME Term SOFR 1-Month plus 0.39%)
5.72%	01/26/37[1,2]	13,563,350	12,219,433
GSR Mortgage Loan Trust,
Series 2004-9, Class 3A1
4.94%	08/25/34[6]	1,695	1,589
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
4.61%	08/25/34[6]	25,395	25,250
GSR Mortgage Loan Trust,
Series 2005-AR5, Class 2A3
4.76%	10/25/35[6]	1,730,617	950,056

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 4A5
5.47%	09/25/35[6]	$40,789	$38,739
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 2A1
5.04%	05/25/37[6]	1,161,754	658,624
HarborView Mortgage Loan Trust,
Series 2004-1, Class 2A
6.02%	04/19/34[6]	3,163	3,035
HarborView Mortgage Loan Trust,
Series 2004-11, Class 3A2A
(CME Term SOFR 1-Month plus 0.79%)
6.12%	01/19/35[1]	150,345	141,242
HarborView Mortgage Loan Trust,
Series 2004-3, Class 1A
5.64%	05/19/34[6]	28,434	27,187
HarborView Mortgage Loan Trust,
Series 2004-5, Class 2A6
4.58%	06/19/34[6]	1,123	1,056
HarborView Mortgage Loan Trust,
Series 2005-3, Class 2A1A
(CME Term SOFR 1-Month plus 0.59%)
5.92%	06/19/35[1]	136,812	129,184
HarborView Mortgage Loan Trust,
Series 2006-1, Class 2A1A
(CME Term SOFR 1-Month plus 0.59%)
5.92%	03/19/36[1]	9,845,938	9,022,727
HarborView Mortgage Loan Trust,
Series 2006-10, Class 1A1A
(CME Term SOFR 1-Month plus 0.51%)
5.83%	11/19/36[1]	47,966,283	37,969,290
HarborView Mortgage Loan Trust,
Series 2006-4, Class 1A1A
(CME Term SOFR 1-Month plus 0.47%)
5.80%	05/19/46[1]	29,001,012	15,333,183
HarborView Mortgage Loan Trust,
Series 2006-5, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.91%)
6.00%	07/19/47[1]	33,258,468	12,575,958
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(CME Term SOFR 1-Month plus 0.53%)
5.86%	09/19/46[1]	49,335,275	42,013,377
HarborView Mortgage Loan Trust,
Series 2007-7, Class 1A1
(CME Term SOFR 1-Month plus 2.11%)
6.44%	10/25/37[1]	15,517,882	12,401,317
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(CME Term SOFR 1-Month plus 2.11%)
6.44%	10/25/37[1]	11,863,036	11,166,328
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(CME Term SOFR 1-Month plus 0.39%)
5.72%	10/25/36[1]	51,282,910	16,655,212

See accompanying Notes to Financial Statements.

187 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Impac CMB Trust,
Series 2004-8, Class 2A1
(CME Term SOFR 1-Month plus 0.81%)
6.14%	10/25/34[1]	$42,083	$41,424
Impac CMB Trust,
Series 2005-1, Class 1A1
(CME Term SOFR 1-Month plus 0.63%)
5.96%	04/25/35[1]	1,493,588	1,411,741
Impac Secured Assets Trust,
Series 2006-3, Class A1
(CME Term SOFR 1-Month plus 0.45%)
5.78%	11/25/36[1]	3,588,865	3,213,659
Impac Secured Assets Trust,
Series 2006-5, Class 1A1C
(CME Term SOFR 1-Month plus 0.65%)
5.98%	02/25/37[1]	6,143,441	5,479,512
Impac Secured Assets Trust,
Series 2007-2, Class 1A1B
(CME Term SOFR 1-Month plus 0.61%)
5.94%	05/25/37[1]	28,645,615	23,455,758
IndyMac Index Mortgage Loan Trust,
Series 2004-AR4, Class 1A
4.67%	08/25/34[6]	568,282	534,667
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(CME Term SOFR 1-Month plus 0.97%)
6.30%	09/25/34[1]	33,381	28,729
IndyMac Index Mortgage Loan Trust,
Series 2005-AR1, Class 4A1
4.50%	03/25/35[6]	33,115	32,745
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.71%	10/25/35[6]	16,907,905	13,415,248
IndyMac Index Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
(CME Term SOFR 1-Month plus 0.59%)
5.92%	04/25/35[1]	324,225	268,302
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1A2
3.86%	08/25/36[6]	10,136,726	6,851,192
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 2A2
(CME Term SOFR 1-Month plus 0.51%)
5.84%	10/25/36[1]	10,756,089	9,434,555
IndyMac Index Mortgage Loan Trust,
Series 2006-AR35, Class 2A3A
(CME Term SOFR 1-Month plus 0.51%)
5.84%	01/25/37[1]	25,375,836	22,494,646
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 1A1
3.82%	05/25/36[6]	2,531,743	2,108,667
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 2A1
3.76%	05/25/36[6]	17,497,631	12,066,539

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 1A2
4.02%	03/25/37[6]	$283,185	$213,029
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
3.11%	06/25/37[6]	2,272,004	1,966,276
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
3.50%	11/25/37[6]	1,416,246	1,157,012
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1997-1, Class A3
6.61%	02/25/28	13,566	13,446
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 5A1
4.02%	05/25/36[6]	3,843,947	2,231,586
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A3A (STEP-reset date 05/25/24)
6.33%	07/25/36	27,542,600	7,479,446
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A6 (STEP-reset date 05/25/24)
6.50%	07/25/36	3,840,749	1,102,994
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A5
(CME Term SOFR 1-Month plus 0.37%)
5.70%	06/25/37[1]	3,296	3,293
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF1
(CME Term SOFR 1-Month plus 0.21%)
4.59%	03/25/47[1]	99,385	64,826
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF2 (STEP-reset date 05/25/24)
4.29%	03/25/47	6,501,595	4,201,693
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF3 (STEP-reset date 05/25/24)
4.29%	05/25/35	5,471,885	3,536,216
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF4 (STEP-reset date 05/25/24)
4.29%	03/25/47	2,487,221	1,607,350
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(CME Term SOFR 1-Month plus 0.39%)
5.72%	03/25/47[1]	240,000	219,080
JPMorgan Mortgage Trust,
Series 2003-A2, Class 2A3
4.91%	11/25/33[6]	39,626	38,059
JPMorgan Mortgage Trust,
Series 2004-A4, Class 1A3
5.96%	09/25/34[6]	91,880	85,414
JPMorgan Mortgage Trust,
Series 2005-A5, Class TA1
5.94%	08/25/35[6]	39,147	36,313
JPMorgan Mortgage Trust,
Series 2005-S2, Class 4A3
5.50%	09/25/20	1,603,731	1,058,215

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 188

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust,
Series 2006-A2, Class 5A3
6.09%	11/25/33[6]	$966	$963
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
4.91%	05/25/36[6]	435,401	364,989
JPMorgan Mortgage Trust,
Series 2006-A3, Class 3A3
4.29%	05/25/36[6]	281,583	226,838
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A1
4.64%	06/25/36[6]	244,851	177,393
JPMorgan Mortgage Trust,
Series 2006-A4, Class 1A4
4.64%	06/25/36[6]	789,322	571,860
JPMorgan Mortgage Trust,
Series 2006-A5, Class 2A4
5.07%	08/25/36[6]	215,543	173,865
JPMorgan Mortgage Trust,
Series 2007-A1, Class 5A2
5.52%	07/25/35[6]	489,321	477,488
JPMorgan Mortgage Trust,
Series 2007-A3, Class 2A3
4.90%	05/25/37[6]	1,079,012	882,639
JPMorgan Mortgage Trust,
Series 2007-A3, Class 3A2
4.43%	05/25/37[6]	182,443	158,935
JPMorgan Mortgage Trust,
Series 2007-A4, Class 1A1
4.49%	06/25/37[6]	1,589,712	1,228,903
JPMorgan Mortgage Trust,
Series 2007-A4, Class 2A3
4.63%	06/25/37[6]	223,994	173,584
JPMorgan Mortgage Trust,
Series 2021-13, Class A3A
2.00%	04/25/52[2,6]	46,074,897	35,488,715
JPMorgan Mortgage Trust,
Series 2021-14, Class A3A
2.00%	05/25/52[2,6]	35,065,044	26,946,947
JPMorgan Mortgage Trust,
Series 2021-INV8, Class A2
3.00%	05/25/52[2,6]	41,189,358	34,644,114
Lehman ABS Mortgage Loan Trust,
Series 2007-1, Class 2A2
(CME Term SOFR 1-Month plus 0.31%)
5.64%	06/25/37[1,2]	168,867	110,984
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(CME Term SOFR 1-Month plus 0.41%)
5.74%	11/25/35[1]	1,104,662	1,086,003
Lehman XS Trust,
Series 2005-7N, Class 1A1A
(CME Term SOFR 1-Month plus 0.65%)
5.98%	12/25/35[1]	229,216	212,390

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Lehman XS Trust,
Series 2006-12N, Class A31A
(CME Term SOFR 1-Month plus 0.51%)
5.84%	08/25/46[1]	$6,849,029	$6,777,814
Lehman XS Trust,
Series 2006-14N, Class 3A2
(CME Term SOFR 1-Month plus 0.35%)
5.68%	08/25/36[1]	22,466	22,864
Lehman XS Trust,
Series 2006-5, Class 1A1A
(CME Term SOFR 1-Month plus 0.53%)
5.86%	04/25/36[1]	17,488,664	14,854,406
Lehman XS Trust,
Series 2006-8, Class 1A1A
(CME Term SOFR 1-Month plus 0.27%)
5.38%	06/25/36[1]	22,156,630	19,445,326
Lehman XS Trust,
Series 2007-4N, Class 1A3
(CME Term SOFR 1-Month plus 0.59%)
5.92%	03/25/47[1]	14,257,994	12,232,158
Long Beach Mortgage Loan Trust,
Series 2004-4, Class M1
(CME Term SOFR 1-Month plus 1.01%)
6.34%	10/25/34[1]	47,781	45,985
Luminent Mortgage Trust,
Series 2006-5, Class A1A
(CME Term SOFR 1-Month plus 0.49%)
5.82%	07/25/36[1]	26,525,932	16,927,807
Luminent Mortgage Trust,
Series 2006-6, Class A1
(CME Term SOFR 1-Month plus 0.51%)
5.84%	10/25/46[1]	8,879,044	7,747,737
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
4.37%	01/25/34[6]	10,216	9,769
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
5.81%	11/25/33[6]	246,362	237,265
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
5.37%	11/21/34[6]	1,447,208	1,358,963
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 2A1
5.11%	09/25/34[6]	1,167,420	1,104,667
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 5A1
4.36%	05/25/36[6]	5,131,015	2,064,261
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1, Class I1A
(CME Term SOFR 1-Month plus 0.50%)
5.83%	01/25/47[1]	79,808,457	33,591,547
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A3
(CME Term SOFR 1-Month plus 0.41%)
5.74%	11/25/36[1]	12,152,323	3,877,892

See accompanying Notes to Financial Statements.

189 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A4
(CME Term SOFR 1-Month plus 0.53%)
5.86%	11/25/36[1]	$3,375,645	$1,046,731
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(CME Term SOFR 1-Month plus 0.32%)
5.65%	05/25/37[1]	11,962,305	11,413,614
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
6.22%	10/25/32[6]	6,857	6,620
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
Series 2001-TBC1, Class A1
(CME Term SOFR 1-Month plus 0.81%)
6.14%	11/15/31[1]	330,334	312,057
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A1
(CME Term SOFR 1-Month plus 0.39%)
5.72%	04/25/37[1]	125,033,470	55,002,886
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2B
(CME Term SOFR 1-Month plus 0.45%)
5.78%	04/25/37[1]	25,104,300	9,832,586
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(CME Term SOFR 1-Month plus 0.61%)
5.94%	04/25/37[1]	52,589,540	20,774,283
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2C
(CME Term SOFR 1-Month plus 0.59%)
5.92%	05/25/37[1]	25,879,291	19,280,202
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-2, Class A2D
(CME Term SOFR 1-Month plus 0.75%)
6.08%	05/25/37[1]	12,780,317	9,554,034
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2C
(CME Term SOFR 1-Month plus 0.47%)
5.80%	06/25/37[1]	4,423,753	4,258,365
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-3, Class A2D
(CME Term SOFR 1-Month plus 0.61%)
5.94%	06/25/37[1]	6,592,923	6,362,559
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A2
(CME Term SOFR 1-Month plus 0.35%)
5.68%	07/25/37[1]	10,583,639	9,290,508
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A3
(CME Term SOFR 1-Month plus 0.43%)
5.76%	07/25/37[1]	7,758,071	6,837,005
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
6.30%	10/25/33[6]	130,802	129,947

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
4.92%	08/25/34[6]	$576,718	$545,124
Merrill Lynch Mortgage Investors Trust,
Series 2005-A10, Class A
(CME Term SOFR 1-Month plus 0.53%)
5.86%	02/25/36[1]	3,976	3,790
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2B (STEP-reset date 05/25/24)
3.95%	03/25/37	26,911,880	5,694,137
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2D (STEP-reset date 05/25/24)
3.95%	03/25/37	21,063,003	4,276,961
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.40%)
7.40%	08/25/36[1]	1,478,524	1,279,571
Mid-State Capital Corp. Trust,
Series 2005-1, Class A
5.75%	01/15/40	4,460,098	4,390,250
Mid-State Capital Corp. Trust,
Series 2006-1, Class A
5.79%	10/15/40[2]	5,256,818	5,164,387
Mid-State Trust XI,
Series 11, Class A1
4.86%	07/15/38	80,488	78,888
Morgan Stanley Mortgage Loan Trust,
Series 2004-11AR, Class 1A1
(CME Term SOFR 1-Month plus 0.43%)
5.76%	01/25/35[1]	59,447	55,400
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
5.39%	09/25/34[6]	245,620	236,905
Morgan Stanley Mortgage Loan Trust,
Series 2005-2AR, Class A
(CME Term SOFR 1-Month plus 0.37%)
5.70%	04/25/35[1]	612,707	605,585
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36[6]	654,332	185,240
Morgan Stanley Mortgage Loan Trust,
Series 2007-7AX, Class 2A1
(CME Term SOFR 1-Month plus 0.35%)
5.68%	04/25/37[1]	4,070,919	1,116,152
Mortgage Funding PLC,
Series 2008-1, Class A3
(United Kingdom)
(SONIA plus 1.22%)
6.44%	03/13/46[1,3]	9,900,000	12,458,608
Mortgage IT Trust,
Series 2005-1, Class 1A1
(CME Term SOFR 1-Month plus 0.75%)
6.08%	02/25/35[1]	1,436,692	1,432,324

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 190

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MortgageIT Trust,
Series 2005-4, Class A1
(CME Term SOFR 1-Month plus 0.67%)
6.00%	10/25/35[1]	$1,486,422	$1,479,848
MortgageIT Trust,
Series 2005-5, Class A1
(CME Term SOFR 1-Month plus 0.63%)
5.96%	12/25/35[1]	311,963	301,372
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(CME Term SOFR 1-Month plus 0.36%)
5.69%	06/25/37[1]	3,899,920	3,718,930
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(CME Term SOFR 1-Month plus 0.79%)
6.12%	03/25/35[1]	70,447	71,134
NLT Trust,
Series 2021-INV3, Class PT
0.00%	11/25/56[2,6]	154,230,430	141,129,774
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 05/25/24)
7.00%	07/25/59[2]	37,525,961	37,858,396
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29[6]	20,571,005	4,181,182
Onslow Bay Mortgage Loan Trust,
Series 2021-NQM4, Class A1
1.96%	10/25/61[2,6]	4,801,466	4,002,097
Ownit Mortgage Loan Trust,
Series 2006-4, Class A1
(CME Term SOFR 1-Month plus 0.39%)
5.72%	05/25/37[1]	4,568,202	4,430,071
Ownit Mortgage Loan Trust,
Series 2006-4, Class A2D
(CME Term SOFR 1-Month plus 0.59%)
5.92%	05/25/37[1]	14,615,107	11,453,860
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A5 (STEP-reset date 05/25/24)
3.34%	01/25/36	17,581,726	15,647,592
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(CME Term SOFR 1-Month plus 0.42%)
5.75%	06/25/47[1]	19,761,559	17,930,943
Popular ABS, Inc.,
Series 1998-1, Class A2 (STEP-reset date 05/25/24)
7.48%	11/25/29	44,896	42,424
PRET LLC,
Series 2022-RN2, Class A1 (STEP-reset date 04/25/24)
5.00%	06/25/52[2]	191,690,539	187,439,361
PRPM LLC,
Series 2022-3, Class A1 (STEP-reset date 04/25/24)
5.56%	06/25/27[2]	28,868,680	28,526,026
PRPM LLC,
Series 2022-4, Class A1 (STEP-reset date 04/25/24)
5.00%	08/25/27[2]	54,690,688	53,553,313

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
4.41%	04/25/35[6]	$16,795	$16,673
Residential Accredit Loans Trust,
Series 2005-QA7, Class A1
4.63%	07/25/35[6]	1,978,836	1,534,573
Residential Accredit Loans Trust,
Series 2005-QO5, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
6.09%	01/25/46[1]	3,407,346	2,674,792
Residential Accredit Loans Trust,
Series 2006-QA1, Class A11
5.28%	01/25/36[6]	95,611	73,569
Residential Accredit Loans Trust,
Series 2006-QA1, Class A21
5.26%	01/25/36[6]	7,885,956	5,691,744
Residential Accredit Loans Trust,
Series 2006-QA7, Class 2A1
(CME Term SOFR 1-Month plus 0.48%)
5.81%	08/25/36[1]	12,971,820	11,701,900
Residential Accredit Loans Trust,
Series 2006-QS10, Class AV (IO)
0.55%	08/25/36[4,5,6]	12,157,336	215,060
Residential Accredit Loans Trust,
Series 2006-QS12, Class 2A9
(CME Term SOFR 1-Month plus 0.49%)
5.82%	09/25/36[1]	120,705	88,648
Residential Accredit Loans Trust,
Series 2006-QS2, Class 1AV (IO)
0.48%	02/25/36[4,5,6]	43,741,156	569,125
Residential Accredit Loans Trust,
Series 2006-QS7, Class AV (IO)
0.72%	06/25/36[4,5,6]	20,048,242	343,197
Residential Accredit Loans Trust,
Series 2006-QS8, Class AV (IO)
0.79%	08/25/36[4,5,6]	49,281,825	1,110,650
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2A4
(CME Term SOFR 1-Month plus 0.66%)
5.99%	01/25/37[1]	9,128,288	6,212,438
Residential Accredit Loans Trust,
Series 2007-QS10, Class AV (IO)
0.48%	09/25/37[4,5,6]	37,425,934	680,269
Residential Accredit Loans Trust,
Series 2007-QS4, Class 3AV (IO)
0.36%	03/25/37[4,5,6]	23,641,197	263,718
Residential Accredit Loans Trust,
Series 2007-QS5, Class AV (IO)
0.29%	03/25/37[4,5,6]	25,839,577	308,307
Residential Accredit Loans Trust,
Series 2007-QS6, Class AV (IO)
0.33%	04/25/37[4,5,6]	56,183,330	478,794
Residential Accredit Loans Trust,
Series 2007-QS7, Class 2AV (IO)
0.38%	06/25/37[4,5,6]	21,579,998	224,784

See accompanying Notes to Financial Statements.

191 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2007-QS8, Class AV (IO)
0.43%	06/25/37[4,5,6]	$50,640,246	$887,754
Residential Asset Mortgage Products Trust,
Series 2004-SL3, Class A4
8.50%	12/25/31	11,719	5,629
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(CME Term SOFR 1-Month plus 0.44%)
5.94%	04/25/36[1]	212,670	209,813
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
5.96%	12/25/34[6]	122,079	121,218
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
4.09%	12/25/34[6]	10,439	9,335
Residential Asset Securitization Trust,
Series 2004-IP2, Class 3A1
6.07%	12/25/34[6]	240,180	228,133
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 1A3
6.25%	07/25/36	1,506,242	1,157,614
Residential Funding Mortgage Securities Trust,
Series 2005-SA5, Class 1A
4.03%	11/25/35[6]	2,069,282	1,244,573
Residential Funding Mortgage Securities Trust,
Series 2006-SA3, Class 3A1
5.65%	09/25/36[6]	119,234	105,899
Residential Funding Mortgage Securities Trust,
Series 2006-SA4, Class 2A1
5.55%	11/25/36[6]	31,991	27,633
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 2A2
5.39%	04/25/37[6]	768,857	634,162
Saxon Asset Securities Trust,
Series 2001-2, Class AF6 (STEP-reset date 05/25/24)
6.81%	06/25/16	5	9
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(CME Term SOFR 1-Month plus 0.35%)
5.68%	05/25/47[1]	151,923	106,216
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF2 (STEP-reset date 05/25/24)
2.84%	01/25/36	5,389,648	4,375,265
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB5, Class A3
(CME Term SOFR 1-Month plus 0.39%)
5.72%	06/25/36[1]	188,112	124,336
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2A
(CME Term SOFR 1-Month plus 0.33%)
5.66%	02/25/37[1]	5,110,607	2,166,224
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR1, Class A2B
(CME Term SOFR 1-Month plus 0.65%)
5.98%	02/25/37[1]	25,299,102	10,748,121

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(CME Term SOFR 1-Month plus 0.57%)
5.90%	02/25/37[1]	$33,215,532	$14,668,013
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2A
(CME Term SOFR 1-Month plus 0.24%)
5.57%	05/25/37[1]	10,809,322	8,072,717
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5, Class A2C
(CME Term SOFR 1-Month plus 0.46%)
5.79%	05/25/37[1]	8,152,297	6,087,975
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(CME Term SOFR 1-Month plus 0.41%)
5.74%	12/25/36[1]	25,118,020	12,160,701
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC2, Class A2B
(CME Term SOFR 1-Month plus 0.39%)
5.72%	01/25/37[1]	12,301,795	9,710,568
Sequoia Mortgage Trust,
Series 2003-2, Class A1
(CME Term SOFR 1-Month plus 0.77%)
6.10%	06/20/33[1]	12,593	12,190
Sequoia Mortgage Trust,
Series 2003-8, Class A1
(CME Term SOFR 1-Month plus 0.75%)
6.08%	01/20/34[1]	458	440
Sequoia Mortgage Trust,
Series 2004-3, Class A
(TSFR6M plus 0.93%)
6.42%	05/20/34[1]	35,038	34,988
Sequoia Mortgage Trust,
Series 2004-4, Class A
(TSFR6M plus 0.95%)
6.44%	05/20/34[1]	46,779	44,626
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
(CME Term SOFR 1-Month plus 0.35%)
5.68%	12/25/36[1,2]	11,586,234	6,839,504
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(CME Term SOFR 1-Month plus 0.79%)
6.12%	06/25/35[1]	4,288,343	4,187,021
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 3A3
6.42%	02/25/34[6]	5,257	4,881
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
5.59%	09/25/34[6]	1,580,715	1,521,202
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 1A
6.01%	10/25/34[6]	23,172	23,142
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 2A
6.43%	10/25/34[6]	2,327,918	2,267,699

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 192

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-15, Class A
5.58%	10/25/34[6]	$1,123,087	$1,076,756
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-17, Class A1
4.18%	11/25/34[6]	20,790	18,309
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 1A2
5.35%	01/25/35[6]	250,907	230,939
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
5.69%	06/25/35[6]	278,217	239,781
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-18, Class 7A3
4.31%	09/25/35[6]	8,765,885	4,703,543
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-12, Class 1A1
(CME Term SOFR 1-Month plus 0.43%)
5.76%	01/25/37[1]	13,021,184	11,461,670
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-9, Class 2A1
4.43%	10/25/47[6]	439,515	282,923
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A1A
(CME Term SOFR 1-Month plus 0.67%)
6.00%	02/25/36[1]	226,420	187,041
Structured Asset Mortgage Investments II Trust,
Series 2005-AR8, Class A3
(Federal Reserve US 12-Month Cumulative Average plus 2.00%)
7.06%	02/25/36[1]	7,303,881	6,086,027
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1A
(CME Term SOFR 1-Month plus 0.53%)
5.86%	08/25/36[1]	9,307,971	7,359,323
Structured Asset Mortgage Investments II Trust,
Series 2006-AR8, Class A1BG
(CME Term SOFR 1-Month plus 0.23%)
5.56%	10/25/36[1]	7,892,042	6,755,588
Structured Asset Mortgage Investments II Trust,
Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.50%)
6.59%	08/25/47[1]	79,145,413	66,244,679
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 1997-2, Class 2A4
7.25%	03/28/30	219	212
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2003-26A, Class 3A5
6.51%	09/25/33[6]	68,120	65,307
Structured Asset Securities Corp. Trust,
Series 2005-5, Class 2A4
5.50%	04/25/35	760,594	699,873

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-3, Class 1A1
5.03%	06/25/37[6]	$1,304,959	$823,521
Thornburg Mortgage Securities Trust,
Series 2004-4, Class 2A
5.01%	12/25/44[6]	55,776	51,100
Wachovia Mortgage Loan Trust,
Series 2006-ALT1, Class A3
(CME Term SOFR 1-Month plus 0.57%)
2.02%	01/25/37[1]	9,524,155	3,561,832
Wachovia Mortgage Loan Trust,
Series 2006-AMN1, Class A3
(CME Term SOFR 1-Month plus 0.59%)
1.90%	08/25/36[1]	14,927,677	5,146,178
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(CME Term SOFR 1-Month plus 0.22%)
5.55%	01/25/37[1]	2,831,005	1,324,631
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(CME Term SOFR 1-Month plus 0.34%)
5.67%	01/25/37[1]	8,772,526	3,796,975
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
5.39%	06/25/33[6]	1,237,760	1,190,697
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A2
4.65%	06/25/34[6]	12,615	11,454
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(CME Term SOFR 1-Month plus 0.95%)
6.28%	05/25/44[1]	4,542	4,543
WaMu Mortgage Pass-Through Certificates,
Series 2005-3, Class 2A3
(CME Term SOFR 1-Month plus 0.66%)
5.50%	05/25/35[1]	1,225,476	951,807
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(CME Term SOFR 1-Month plus 0.61%)
5.50%	06/25/35[1]	2,451,383	2,071,326
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
(CME Term SOFR 1-Month plus 0.75%)
6.08%	01/25/45[1]	290,873	273,175
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(CME Term SOFR 1-Month plus 0.69%)
6.02%	10/25/45[1]	1,927,469	1,847,133
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
4.72%	12/25/35[6]	1,199,698	1,068,321
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1
(CME Term SOFR 1-Month plus 0.63%)
5.96%	11/25/45[1]	13,796,424	12,609,717

See accompanying Notes to Financial Statements.

193 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR17, Class A1A1
(CME Term SOFR 1-Month plus 0.65%)
5.98%	12/25/45[1]	$6,314,817	$5,555,169
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR19, Class A1A2
(CME Term SOFR 1-Month plus 0.69%)
6.02%	12/25/45[1]	5,643,692	5,461,816
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A1A
(CME Term SOFR 1-Month plus 0.73%)
6.06%	01/25/45[1]	346,217	338,236
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(CME Term SOFR 1-Month plus 0.77%)
6.10%	01/25/45[1]	29,444	28,765
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A23
(CME Term SOFR 1-Month plus 0.87%)
6.20%	01/25/45[1]	1,229,415	1,201,127
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
(CME Term SOFR 1-Month plus 0.57%)
5.90%	04/25/45[1]	54,614	53,154
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR8, Class 1A1A
(CME Term SOFR 1-Month plus 0.65%)
5.98%	07/25/45[1]	58,451	55,398
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 1A4
4.44%	09/25/36[6]	6,002,269	5,346,834
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 3A1
4.06%	12/25/36[6]	349,099	299,813
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
6.09%	02/25/46[1]	7,582,540	6,641,174
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.94%)
4.49%	05/25/46[1]	2,641,256	2,383,900
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
6.07%	07/25/46[1]	4,665,662	4,027,193
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
4.54%	07/25/37[6]	139,068	115,235

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
5.79%	02/25/47[1]	$7,409,161	$6,161,458
WaMu MSC Mortgage Pass-Through Certificates,
Series 2002-AR1, Class 1A1
6.57%	11/25/30[6]	48,983	48,715
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37	68,201	58,243
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR1, Class 1A1
6.45%	03/25/36[6]	1,129,536	1,066,458

			4,995,538,922

U.S. Agency Commercial Mortgage-Backed — 0.76%
Fannie Mae Pool AM4869
4.07%	12/01/25	1,626,589	1,601,038
Fannie Mae Pool AM6770
3.77%	09/01/29	150,484	144,517
Fannie Mae Pool BL6060
2.46%	04/01/40	125,360,000	90,491,521
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K157, Class A3
3.99%	08/25/33[6]	300,000	281,671
Ginnie Mae,
Series 2020-193, Class AC
1.25%	09/16/62	33,055,429	23,365,669
Ginnie Mae,
Series 2020-193, Class IO (IO)
0.78%	09/16/62[6]	553,699,302	30,596,316
Ginnie Mae,
Series 2021-10, Class IO (IO)
0.99%	05/16/63[6]	60,463,002	4,216,575
Ginnie Mae,
Series 2021-14, Class AB
1.34%	06/16/63	42,181,201	31,494,758
Ginnie Mae,
Series 2021-150, Class IO (IO)
1.03%	11/16/63[6]	33,397,066	2,230,750
Ginnie Mae,
Series 2021-17, Class IO (IO)
1.05%	01/16/61[6]	133,352,039	9,957,937
Ginnie Mae,
Series 2021-2, Class AH
1.50%	06/16/63	98,112,553	73,875,063
Ginnie Mae,
Series 2021-21, Class AH
1.40%	06/16/63	67,668,900	51,464,333
Ginnie Mae,
Series 2021-31, Class B
1.25%	01/16/61	73,536,083	55,673,475

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 194

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2021-31, Class IO (IO)
0.94%	01/16/61[6]	$112,454,822	$7,487,658
Ginnie Mae,
Series 2022-32, Class IO (IO)
0.53%	02/01/62[6]	272,080,457	11,645,479

			394,526,760

U.S. Agency Mortgage-Backed — 38.80%
Fannie Mae Pool 190375
5.50%	11/01/36	300,545	306,913
Fannie Mae Pool 190396
4.50%	06/01/39	4,220	4,127
Fannie Mae Pool 313182
7.50%	10/01/26	255	255
Fannie Mae Pool 394854
6.50%	05/01/27	143	146
Fannie Mae Pool 545191
7.00%	09/01/31	1,159	1,179
Fannie Mae Pool 545756
7.00%	06/01/32	243	254
Fannie Mae Pool 613142
7.00%	11/01/31	4,881	5,034
Fannie Mae Pool 625666
7.00%	01/01/32	2,309	2,381
Fannie Mae Pool 633698
7.50%	02/01/31	16,764	17,166
Fannie Mae Pool 655928
7.00%	08/01/32	51,246	53,094
Fannie Mae Pool 725257
5.50%	02/01/34	394,528	402,858
Fannie Mae Pool 734830
4.50%	08/01/33	5,477	5,353
Fannie Mae Pool 734922
4.50%	09/01/33	646,759	632,192
Fannie Mae Pool 735207
7.00%	04/01/34	9,258	9,473
Fannie Mae Pool 735224
5.50%	02/01/35	1,399,417	1,429,013
Fannie Mae Pool 735651
4.50%	06/01/35	1,637,030	1,618,543
Fannie Mae Pool 740297
5.50%	10/01/33	819	837
Fannie Mae Pool 745147
4.50%	12/01/35	10,027	9,801
Fannie Mae Pool 753168
4.50%	12/01/33	3,410	3,333
Fannie Mae Pool 815422
4.50%	02/01/35	17,669	17,270
Fannie Mae Pool 839109
(RFUCCT1Y plus 1.91%)
6.16%	11/01/35[1]	3,090	3,084
Fannie Mae Pool 844773
(RFUCCT1Y plus 1.56%)
5.81%	12/01/35[1]	1,439	1,435

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 888412
7.00%	04/01/37	$63,757	$64,047
Fannie Mae Pool 889184
5.50%	09/01/36	1,464,450	1,495,422
Fannie Mae Pool AB1613
4.00%	10/01/40	13,936,351	13,276,143
Fannie Mae Pool AB1803
4.00%	11/01/40	16,748,777	16,006,171
Fannie Mae Pool AB2127
3.50%	01/01/26	1,939,779	1,905,813
Fannie Mae Pool AB3679
3.50%	10/01/41	5,810,478	5,376,520
Fannie Mae Pool AB3864
3.50%	11/01/41	4,327,873	3,997,293
Fannie Mae Pool AB4045
3.50%	12/01/41	5,626,732	5,232,893
Fannie Mae Pool AB4262
3.50%	01/01/32	2,583,653	2,485,068
Fannie Mae Pool AB6385
3.00%	10/01/42	197,266	176,880
Fannie Mae Pool AB9703
3.50%	06/01/43	10,295,877	9,432,541
Fannie Mae Pool AC8279
4.50%	08/01/39	5,987	5,823
Fannie Mae Pool AE0138
4.50%	03/01/40	24,867	24,397
Fannie Mae Pool AE0482
5.50%	01/01/38	3,401,327	3,459,704
Fannie Mae Pool AH3780
4.00%	02/01/41	6,623,531	6,313,962
Fannie Mae Pool AJ1404
4.00%	09/01/41	8,581,276	8,134,018
Fannie Mae Pool AL0209
4.50%	05/01/41	10,158,458	9,948,261
Fannie Mae Pool AL0851
6.00%	10/01/40	5,776,628	6,038,192
Fannie Mae Pool AL2521
3.50%	09/01/42	65,283	60,544
Fannie Mae Pool AL4597
4.00%	01/01/44	26,381,882	25,072,761
Fannie Mae Pool AL6348
3.50%	02/01/45	22,910	21,023
Fannie Mae Pool AL7092
3.00%	07/01/45	36,705	32,648
Fannie Mae Pool AL8037
4.50%	07/01/34	77,194	75,906
Fannie Mae Pool AL8256
3.00%	08/01/43	332,048	297,824
Fannie Mae Pool AL8356
4.50%	07/01/34	179,693	176,751
Fannie Mae Pool AL8960
4.50%	05/01/46	15,621,442	15,265,552
Fannie Mae Pool AL9106
4.50%	02/01/46	19,554,679	19,109,180
Fannie Mae Pool AL9217
3.50%	10/01/46	13,850,787	12,724,641

See accompanying Notes to Financial Statements.

195 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL9472
4.00%	10/01/43	$3,255,424	$3,085,833
Fannie Mae Pool AL9722
4.50%	08/01/46	64,452,518	62,984,147
Fannie Mae Pool AL9846
4.50%	02/01/47	67,907,391	66,360,310
Fannie Mae Pool AS8605
3.00%	01/01/32	89,335	84,656
Fannie Mae Pool AS8663
4.50%	01/01/47	11,730,784	11,398,336
Fannie Mae Pool AS9830
4.00%	06/01/47	21,548,459	20,379,977
Fannie Mae Pool AS9972
4.00%	07/01/47	19,465,282	18,344,028
Fannie Mae Pool AT9649
4.00%	07/01/43	114,690	109,836
Fannie Mae Pool AU3739
3.50%	08/01/43	19,060,392	17,544,747
Fannie Mae Pool BD2450
3.50%	01/01/47	39,498	36,092
Fannie Mae Pool BM4299
3.00%	03/01/30	11,064,593	10,741,602
Fannie Mae Pool BM4304
3.00%	02/01/30	13,337,973	12,965,360
Fannie Mae Pool BM5164
4.00%	11/01/48	23,900,815	22,566,452
Fannie Mae Pool BM5507
3.00%	09/01/48	5,266,393	4,651,155
Fannie Mae Pool BN4316
4.00%	01/01/49	16,183	15,294
Fannie Mae Pool BQ6913
2.00%	12/01/51	429,272,446	340,424,919
Fannie Mae Pool BQ7006
2.00%	01/01/52	102,788,297	81,513,962
Fannie Mae Pool BT6823
2.50%	10/01/51	104,177,209	86,495,026
Fannie Mae Pool BU1450
2.00%	01/01/52	172,121,108	136,496,797
Fannie Mae Pool BU1452
2.00%	01/01/52	259,286,996	205,509,924
Fannie Mae Pool BV2994
2.50%	04/01/52	2,590,728	2,143,634
Fannie Mae Pool BV7773
2.50%	04/01/52	93,911,083	77,763,115
Fannie Mae Pool BV8459
3.00%	04/01/52	135,324,019	116,571,942
Fannie Mae Pool BW9897
4.50%	10/01/52	89,414,683	85,205,533
Fannie Mae Pool CA0862
3.50%	09/01/47	2,077,651	1,892,494
Fannie Mae Pool CA0996
3.50%	01/01/48	28,623	26,162
Fannie Mae Pool CA1187
3.50%	02/01/48	32,004,463	29,166,814
Fannie Mae Pool CA1191
3.50%	11/01/47	2,404,922	2,189,849

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool CA1710
4.50%	05/01/48	$72,213	$69,819
Fannie Mae Pool CA1711
4.50%	05/01/48	7,157,269	6,920,002
Fannie Mae Pool CA2208
4.50%	08/01/48	15,640,479	15,121,990
Fannie Mae Pool CA2327
4.00%	09/01/48	22,174,367	21,007,518
Fannie Mae Pool CA2493
4.50%	10/01/48	4,167,696	4,026,141
Fannie Mae Pool CA3633
3.50%	06/01/49	16,132,849	14,754,759
Fannie Mae Pool CA4011
3.50%	08/01/49	14,834,237	13,210,918
Fannie Mae Pool CA5689
3.00%	05/01/50	54,700,292	47,929,481
Fannie Mae Pool CA8513
2.50%	01/01/51	49,879,479	41,255,963
Fannie Mae Pool CB0610
2.50%	05/01/51	57,746,955	48,268,540
Fannie Mae Pool CB2313
2.50%	12/01/51	145,542,749	121,443,629
Fannie Mae Pool CB2365
2.00%	09/01/51	155,097,316	123,170,326
Fannie Mae Pool CB2767
2.00%	01/01/52	68,625,995	54,741,158
Fannie Mae Pool CB3582
3.00%	05/01/52	15,880,491	13,724,441
Fannie Mae Pool CB5675
4.50%	02/01/53	48,555,882	46,283,630
Fannie Mae Pool CB6854
4.50%	08/01/53	35,336,971	33,673,602
Fannie Mae Pool FM2310
3.00%	01/01/48	8,283,566	7,306,574
Fannie Mae Pool FM2318
3.50%	09/01/49	140,278,637	128,003,040
Fannie Mae Pool FM2388
3.50%	04/01/48	14,420,459	13,229,970
Fannie Mae Pool FM9672
2.50%	12/01/51	118,001,342	97,657,380
Fannie Mae Pool FS1571
2.00%	04/01/52	36,007,270	28,532,256
Fannie Mae Pool FS1598
2.00%	04/01/52	96,553,389	76,463,155
Fannie Mae Pool FS1622
2.00%	03/01/52	189,579,332	150,341,652
Fannie Mae Pool FS2536
2.50%	02/01/52	3,595,214	2,982,811
Fannie Mae Pool FS2943
2.00%	02/01/51	39,809,297	31,669,397
Fannie Mae Pool FS3275
3.00%	04/01/52	19,721,259	17,039,806
Fannie Mae Pool FS5494
3.00%	07/01/52	154,142,270	132,882,853
Fannie Mae Pool FS5635
4.00%	11/01/52	69,227,163	64,117,678

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 196

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool FS6789
3.00%	12/01/52	$73,966,026	$63,716,429
Fannie Mae Pool MA1146
4.00%	08/01/42	16,270,741	15,461,743
Fannie Mae Pool MA1177
3.50%	09/01/42	21,753,982	20,067,047
Fannie Mae Pool MA1404
3.50%	04/01/43	45,055	41,277
Fannie Mae Pool MA1432
3.00%	05/01/33	33,483	31,444
Fannie Mae Pool MA1459
3.00%	06/01/33	15,852	14,875
Fannie Mae Pool MA1527
3.00%	08/01/33	23,199,129	21,767,285
Fannie Mae Pool MA1561
3.00%	09/01/33	14,717,888	13,806,460
Fannie Mae Pool MA1582
3.50%	09/01/43	7,578,648	6,943,184
Fannie Mae Pool MA1584
3.50%	09/01/33	22,318,335	21,299,114
Fannie Mae Pool MA1608
3.50%	10/01/33	15,402,412	14,742,141
Fannie Mae Pool MA1982
3.50%	08/01/34	30,956	29,382
Fannie Mae Pool MA2895
3.00%	02/01/47	37,443	33,069
Fannie Mae Pool MA2960
4.00%	04/01/47	18,269,444	17,216,604
Fannie Mae Pool MA3027
4.00%	06/01/47	13,717,344	12,926,834
Fannie Mae Pool MA3029
3.00%	06/01/32	14,179,673	13,453,307
Fannie Mae Pool MA3060
3.00%	07/01/32	6,374	6,034
Fannie Mae Pool MA3120
3.50%	09/01/47	1,064,255	969,411
Fannie Mae Pool MA3182
3.50%	11/01/47	22,577,830	20,574,846
Fannie Mae Pool MA3210
3.50%	12/01/47	39,122,103	35,687,574
Fannie Mae Pool MA3238
3.50%	01/01/48	33,882,554	30,876,676
Fannie Mae Pool MA3276
3.50%	02/01/48	13,280,021	12,101,889
Fannie Mae Pool MA3305
3.50%	03/01/48	17,742,109	16,155,544
Fannie Mae Pool MA3332
3.50%	04/01/48	48,857,588	44,488,563
Fannie Mae Pool MA3364
3.50%	05/01/33	5,383,510	5,177,985
Fannie Mae Pool MA3537
4.50%	12/01/48	9,340,038	9,031,149
Fannie Mae Pool MA3811
3.00%	10/01/49	5,473,107	4,709,326
Fannie Mae Pool MA3846
3.00%	11/01/49	29,780	25,624

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA3942
3.00%	02/01/50	$10,663,918	$9,032,216
Fannie Mae Pool MA3997
3.00%	04/01/50	13,152,927	11,265,908
Fannie Mae Pool MA4128
2.00%	09/01/40	117,184,248	99,045,902
Fannie Mae Pool MA4158
2.00%	10/01/50	165,470,609	132,104,261
Fannie Mae Pool MA4237
2.00%	01/01/51	2,247,520	1,790,211
Fannie Mae Pool MA4281
2.00%	03/01/51	36,491,504	29,030,000
Fannie Mae Pool MA4305
2.00%	04/01/51	81,941,164	65,160,855
Fannie Mae Pool MA4333
2.00%	05/01/41	67,952,129	57,030,703
Fannie Mae Pool MA4492
2.00%	12/01/51	90,367,076	71,703,107
Fannie Mae Pool MA4493
2.50%	12/01/51	145,847,545	120,944,894
Fannie Mae Pool MA4547
2.00%	02/01/52	17,948,210	14,225,686
Fannie Mae Pool MA4548
2.50%	02/01/52	171,722,043	142,294,914
Fannie Mae Pool MA4562
2.00%	03/01/52	141,706,930	112,288,947
Fannie Mae Pool MA4563
2.50%	03/01/52	209,868,091	173,764,918
Fannie Mae Pool MA4577
2.00%	04/01/52	126,045,351	99,846,935
Fannie Mae Pool MA4578
2.50%	04/01/52	340,786,969	282,162,092
Fannie Mae Pool MA4733
4.50%	09/01/52	316,564,744	301,657,757
Fannie Mae REMICS,
Series 1999-11, Class Z
5.50%	03/25/29	7,158	6,870
Fannie Mae REMICS,
Series 2001-52, Class YZ
6.50%	10/25/31	48,708	49,636
Fannie Mae REMICS,
Series 2005-122, Class SG (IO)
(-1.00 X SOFR30A plus 6.49%, 6.60% Cap)
1.17%	11/25/35[1]	12,022	141
Fannie Mae REMICS,
Series 2005-92, Class US (IO)
(-1.00 X SOFR30A plus 5.99%, 6.10% Cap)
0.67%	10/25/25[1]	118,481	320
Fannie Mae REMICS,
Series 2006-4, Class WE
4.50%	02/25/36	20,918	20,373
Fannie Mae REMICS,
Series 2006-49, Class SE
(-4.00 X SOFR30A plus 28.54%, 29.00% Cap)
7.26%	04/25/36[1]	583,413	603,039

See accompanying Notes to Financial Statements.

197 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2007-17, Class SI (IO)
(-1.00 X SOFR30A plus 6.29%, 6.40% Cap)
0.97%	03/25/37[1]	$598,052	$48,916
Fannie Mae REMICS,
Series 2007-34, Class SB (IO)
(-1.00 X SOFR30A plus 6.00%, 6.11% Cap)
0.68%	04/25/37[1]	1,284,729	88,813
Fannie Mae REMICS,
Series 2007-64, Class FA
(SOFR30A plus 0.58%)
5.90%	07/25/37[1]	1,828	1,819
Fannie Mae REMICS,
Series 2008-24, Class NA
6.75%	06/25/37	131,917	136,929
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X SOFR30A plus 6.49%, 6.60% Cap)
1.17%	10/25/40[1]	1,706,023	164,541
Fannie Mae REMICS,
Series 2010-17, Class SB (IO)
(-1.00 X SOFR30A plus 6.24%, 6.35% Cap)
0.92%	03/25/40[1]	3,528,862	317,569
Fannie Mae REMICS,
Series 2010-43, Class KS (IO)
(-1.00 X SOFR30A plus 6.31%, 6.42% Cap)
0.99%	05/25/40[1]	6,240,550	578,891
Fannie Mae REMICS,
Series 2011-101, Class HE
4.00%	10/25/41	7,217,331	6,895,849
Fannie Mae REMICS,
Series 2011-111, Class DB
4.00%	11/25/41	6,600,356	6,277,832
Fannie Mae REMICS,
Series 2012-84, Class VZ
3.50%	08/25/42	5,555,957	5,166,122
Fannie Mae REMICS,
Series 2013-101, Class BO (PO)
0.00%	10/25/43[8]	8,848,438	6,536,022
Fannie Mae REMICS,
Series 2013-101, Class CO (PO)
0.00%	10/25/43[8]	5,079,480	3,745,533
Fannie Mae REMICS,
Series 2016-45, Class AF
(SOFR30A plus 0.61%)
5.93%	07/25/46[1]	6,455,295	6,317,772
Fannie Mae REMICS,
Series 2016-72, Class FA
(SOFR30A plus 0.61%)
5.93%	10/25/46[1]	13,194,802	12,907,516
Fannie Mae REMICS,
Series 2016-74, Class GF
(SOFR30A plus 0.61%)
5.93%	10/25/46[1]	10,412,904	10,249,331

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2016-75, Class FL
(SOFR30A plus 0.61%)
5.93%	10/25/46[1]	$10,387,945	$10,225,295
Fannie Mae REMICS,
Series 2018-29, Class AP
3.50%	11/25/46	18,749,976	18,186,302
Fannie Mae REMICS,
Series 2018-38, Class LA
3.00%	06/25/48	12,778,072	11,269,500
Fannie Mae REMICS,
Series 2018-38, Class PA
3.50%	06/25/47	15,936	15,021
Fannie Mae REMICS,
Series 2018-45, Class GA
3.00%	06/25/48	14,283,931	12,402,472
Fannie Mae REMICS,
Series 2018-57, Class QA
3.50%	05/25/46	9,934	9,758
Fannie Mae REMICS,
Series 2018-86, Class JA
4.00%	05/25/47	533,671	518,199
Fannie Mae REMICS,
Series 2018-94, Class KD
3.50%	12/25/48	3,095,100	2,779,557
Fannie Mae REMICS,
Series 2019-1, Class AB
3.50%	02/25/49	1,239,633	1,131,850
Fannie Mae REMICS,
Series 2019-1, Class KP
3.25%	02/25/49	1,253,273	1,128,279
Fannie Mae REMICS,
Series 2019-26, Class JE
3.00%	06/25/49	3,696,273	3,212,312
Fannie Mae REMICS,
Series 2019-45, Class PA
3.00%	08/25/49	13,555,635	11,958,107
Fannie Mae REMICS,
Series 2019-52, Class PA
3.00%	09/25/49	3,913,623	3,425,687
Fannie Mae REMICS,
Series 2019-67, Class FE
(SOFR30A plus 0.56%)
5.88%	11/25/49[1]	25,691,067	25,075,426
Fannie Mae REMICS,
Series 2019-79, Class FA
(SOFR30A plus 0.61%)
5.93%	01/25/50[1]	71,609	70,672
Fannie Mae Trust,
Series 2003-W2, Class 2A9
5.90%	07/25/42	14,725	14,601
Freddie Mac Gold Pool A24156
6.50%	10/01/31	31,600	32,370
Freddie Mac Gold Pool A25162
5.50%	05/01/34	701,140	716,633

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 198

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool A39012
5.50%	06/01/35	$17,058	$17,481
Freddie Mac Gold Pool A54856
5.00%	01/01/34	1,439,521	1,432,585
Freddie Mac Gold Pool A61164
5.00%	04/01/36	4,560	4,576
Freddie Mac Gold Pool A97038
4.00%	02/01/41	5,150,420	4,941,089
Freddie Mac Gold Pool C01492
5.00%	02/01/33	176,335	176,764
Freddie Mac Gold Pool C04546
3.00%	02/01/43	9,616,291	8,600,987
Freddie Mac Gold Pool C04573
3.00%	03/01/43	11,841,123	10,591,275
Freddie Mac Gold Pool C46104
6.50%	09/01/29	3,991	4,098
Freddie Mac Gold Pool C55789
7.50%	10/01/27	505	504
Freddie Mac Gold Pool G00992
7.00%	11/01/28	219	226
Freddie Mac Gold Pool G01515
5.00%	02/01/33	221,410	221,739
Freddie Mac Gold Pool G02579
5.00%	12/01/34	333,393	335,692
Freddie Mac Gold Pool G02884
6.00%	04/01/37	1,041,487	1,089,973
Freddie Mac Gold Pool G02955
5.50%	03/01/37	1,542,196	1,580,039
Freddie Mac Gold Pool G03357
5.50%	08/01/37	445,152	457,318
Freddie Mac Gold Pool G03676
5.50%	12/01/37	1,004,323	1,028,576
Freddie Mac Gold Pool G03783
5.50%	01/01/38	844,523	864,917
Freddie Mac Gold Pool G03985
6.00%	03/01/38	5,282	5,501
Freddie Mac Gold Pool G04438
5.50%	05/01/38	2,290,319	2,349,066
Freddie Mac Gold Pool G04703
5.50%	08/01/38	1,783,459	1,829,259
Freddie Mac Gold Pool G04706
5.50%	09/01/38	74,487	76,395
Freddie Mac Gold Pool G05866
4.50%	02/01/40	7,432,600	7,302,504
Freddie Mac Gold Pool G06361
4.00%	03/01/41	10,319	9,844
Freddie Mac Gold Pool G06498
4.00%	04/01/41	9,993,879	9,522,940
Freddie Mac Gold Pool G06499
4.00%	03/01/41	4,351,814	4,163,987
Freddie Mac Gold Pool G07408
3.50%	06/01/43	10,971,051	10,193,990
Freddie Mac Gold Pool G07786
4.00%	08/01/44	84,322,615	80,558,103
Freddie Mac Gold Pool G07848
3.50%	04/01/44	52,660,555	48,853,242

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G07849
3.50%	05/01/44	$6,954,894	$6,453,583
Freddie Mac Gold Pool G07924
3.50%	01/01/45	7,739,175	7,116,520
Freddie Mac Gold Pool G07925
4.00%	02/01/45	5,548,213	5,271,268
Freddie Mac Gold Pool G08676
3.50%	11/01/45	18,844,915	17,282,263
Freddie Mac Gold Pool G08681
3.50%	12/01/45	12,654,982	11,605,609
Freddie Mac Gold Pool G08698
3.50%	03/01/46	651	597
Freddie Mac Gold Pool G08710
3.00%	06/01/46	76,195,368	67,383,168
Freddie Mac Gold Pool G08711
3.50%	06/01/46	5,360,562	4,902,938
Freddie Mac Gold Pool G08715
3.00%	08/01/46	104,260,435	92,202,434
Freddie Mac Gold Pool G08721
3.00%	09/01/46	10,550,281	9,332,311
Freddie Mac Gold Pool G08722
3.50%	09/01/46	23,985,972	21,938,324
Freddie Mac Gold Pool G08726
3.00%	10/01/46	113,122,972	99,957,523
Freddie Mac Gold Pool G08727
3.50%	10/01/46	21,130,795	19,326,889
Freddie Mac Gold Pool G08732
3.00%	11/01/46	69,717,600	61,603,744
Freddie Mac Gold Pool G08741
3.00%	01/01/47	44,463,555	39,288,808
Freddie Mac Gold Pool G08742
3.50%	01/01/47	33,933,532	31,036,674
Freddie Mac Gold Pool G08747
3.00%	02/01/47	15,635,816	13,816,092
Freddie Mac Gold Pool G08757
3.50%	04/01/47	12,343,655	11,262,823
Freddie Mac Gold Pool G08758
4.00%	04/01/47	9,498	9,001
Freddie Mac Gold Pool G08762
4.00%	05/01/47	9,532,150	9,032,305
Freddie Mac Gold Pool G08779
3.50%	09/01/47	47,729	43,531
Freddie Mac Gold Pool G08784
3.50%	10/01/47	42,168	38,476
Freddie Mac Gold Pool G08792
3.50%	12/01/47	36,204	33,034
Freddie Mac Gold Pool G08826
5.00%	06/01/48	6,942,714	6,897,181
Freddie Mac Gold Pool G08833
5.00%	07/01/48	3,897,082	3,874,281
Freddie Mac Gold Pool G08838
5.00%	09/01/48	2,099,374	2,084,769
Freddie Mac Gold Pool G08840
5.00%	08/01/48	604,941	601,427
Freddie Mac Gold Pool G08843
4.50%	10/01/48	4,907,793	4,747,166

See accompanying Notes to Financial Statements.

199 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08844
5.00%	10/01/48	$5,487,712	$5,451,721
Freddie Mac Gold Pool G08848
4.50%	11/01/48	863,298	837,172
Freddie Mac Gold Pool G08849
5.00%	11/01/48	1,948,033	1,933,446
Freddie Mac Gold Pool G16085
2.50%	02/01/32	1,973,671	1,846,953
Freddie Mac Gold Pool G16502
3.50%	05/01/33	36,581	35,228
Freddie Mac Gold Pool G16524
3.50%	05/01/33	14,567,468	14,028,613
Freddie Mac Gold Pool G16584
3.50%	08/01/33	2,127,941	2,046,568
Freddie Mac Gold Pool G16607
3.50%	09/01/33	20,938,583	20,128,015
Freddie Mac Gold Pool G16623
2.50%	09/01/32	15,696,993	14,709,512
Freddie Mac Gold Pool G16755
3.50%	02/01/34	20,506,859	19,719,773
Freddie Mac Gold Pool G16756
3.50%	01/01/34	1,900,701	1,827,159
Freddie Mac Gold Pool G18592
3.00%	03/01/31	13,889	13,243
Freddie Mac Gold Pool G18596
3.00%	04/01/31	16,218,527	15,524,291
Freddie Mac Gold Pool G18691
3.00%	06/01/33	6,013,347	5,685,453
Freddie Mac Gold Pool G18692
3.50%	06/01/33	8,130,859	7,818,924
Freddie Mac Gold Pool G18713
3.50%	11/01/33	9,839,505	9,447,866
Freddie Mac Gold Pool G18716
3.50%	12/01/33	27,729	26,623
Freddie Mac Gold Pool G60023
3.50%	04/01/45	8,290,765	7,660,004
Freddie Mac Gold Pool G60080
3.50%	06/01/45	87,178,868	80,219,384
Freddie Mac Gold Pool G60138
3.50%	08/01/45	69,319,192	64,045,391
Freddie Mac Gold Pool G60238
3.50%	10/01/45	26,763,861	24,535,555
Freddie Mac Gold Pool G60344
4.00%	12/01/45	64,419	61,207
Freddie Mac Gold Pool G67700
3.50%	08/01/46	20,413,871	18,716,242
Freddie Mac Gold Pool G67703
3.50%	04/01/47	146,927,985	134,643,670
Freddie Mac Gold Pool G67707
3.50%	01/01/48	76,287,045	69,791,582
Freddie Mac Gold Pool G67711
4.00%	03/01/48	43,485,525	41,222,036
Freddie Mac Gold Pool G67713
4.00%	06/01/48	388,385	367,319
Freddie Mac Gold Pool G67714
4.00%	07/01/48	63,485	60,161

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G67717
4.00%	11/01/48	$53,479,963	$50,679,536
Freddie Mac Gold Pool H00790
5.50%	05/01/37	3,876	3,918
Freddie Mac Gold Pool H05069
5.50%	05/01/37	61,010	61,656
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	17,367,576	16,597,434
Freddie Mac Gold Pool U99097
3.50%	07/01/43	25,098,263	23,023,756
Freddie Mac Gold Pool V62078
3.50%	08/01/33	2,211,428	2,126,588
Freddie Mac Gold Pool V62129
3.50%	08/01/33	5,099,455	4,903,750
Freddie Mac Gold Pool V80356
3.50%	08/01/43	18,065,494	16,613,548
Freddie Mac Pool QD3162
2.00%	12/01/51	134,397,952	106,648,502
Freddie Mac Pool QD7213
2.00%	02/01/52	92,234,564	73,042,964
Freddie Mac Pool QE0312
2.00%	04/01/52	6,366,580	5,041,861
Freddie Mac Pool QE0521
2.50%	04/01/52	2,895,850	2,397,683
Freddie Mac Pool RA4201
2.00%	12/01/50	8,320,288	6,619,019
Freddie Mac Pool RA4398
2.00%	01/01/51	71,247,826	56,755,041
Freddie Mac Pool RA4542
2.50%	02/01/51	43,572,616	36,120,132
Freddie Mac Pool RA5285
2.50%	05/01/51	108,538,059	90,665,113
Freddie Mac Pool RA6507
2.00%	12/01/51	122,668,342	97,514,080
Freddie Mac Pool RB5077
2.00%	10/01/40	88,453,877	74,569,064
Freddie Mac Pool RE6029
3.00%	02/01/50	3,636,629	3,114,890
Freddie Mac Pool SD1178
2.00%	03/01/52	15,823,779	12,541,869
Freddie Mac Pool SD2148
4.50%	01/01/53	48,795,447	46,539,242
Freddie Mac Pool SD2322
4.50%	09/01/52	142,194,941	135,579,023
Freddie Mac Pool SD3302
2.00%	10/01/51	59,149,265	46,991,674
Freddie Mac Pool SD3631
3.00%	07/01/52	74,432,099	64,119,848
Freddie Mac Pool SD3890
3.00%	08/01/52	96,164,969	82,854,402
Freddie Mac Pool SD4636
3.00%	01/01/53	107,801,162	92,893,092
Freddie Mac Pool SD7502
3.50%	07/01/49	6,383,100	5,817,820
Freddie Mac Pool SD7503
3.50%	08/01/49	13,940,229	12,706,616

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 200

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac Pool SD7511
3.50%	01/01/50		$14,340,815	$13,062,789
Freddie Mac Pool SD8121
2.00%	01/01/51		112,194	89,496
Freddie Mac Pool SD8182
2.00%	12/01/51		25,842,327	20,498,580
Freddie Mac Pool SD8188
2.00%	01/01/52		40,909,602	32,474,864
Freddie Mac Pool SD8189
2.50%	01/01/52		343,816,890	284,697,731
Freddie Mac Pool SD8193
2.00%	02/01/52		76,742,756	60,826,028
Freddie Mac Pool SD8199
2.00%	03/01/52		128,926,892	102,100,579
Freddie Mac Pool SD8204
2.00%	04/01/52		11,901,637	9,432,803
Freddie Mac Pool SD8205
2.50%	04/01/52		295,471,525	244,642,170
Freddie Mac Pool SD8211
2.00%	05/01/52		11,530,110	9,136,490
Freddie Mac Pool SD8266
4.50%	11/01/52		300,998,484	286,733,458
Freddie Mac Pool ZA5103
3.50%	12/01/47		110,596	100,790
Freddie Mac Pool ZA5128
3.50%	12/01/47		354,799	323,069
Freddie Mac Pool ZM1779
3.00%	09/01/46		11,533,958	10,189,183
Freddie Mac Pool ZM2285
3.00%	12/01/46		13,516,045	11,937,056
Freddie Mac Pool ZS4693
3.00%	12/01/46		13,537,278	11,955,809
Freddie Mac Pool ZS4768
3.50%	05/01/48		925,712	842,347
Freddie Mac Pool ZT0277
3.50%	10/01/46		1,356,429	1,241,481
Freddie Mac Pool ZT1403
3.50%	11/01/33		10,793,736	10,368,173
Freddie Mac REMICS,
Series 1980, Class Z
7.00%	07/15/27		16,714	16,710
Freddie Mac REMICS,
Series 2098, Class TZ
6.00%	01/15/28		72,680	72,534
Freddie Mac REMICS,
Series 2174, Class PN
6.00%	07/15/29		5,517	5,495
Freddie Mac REMICS,
Series 2313, Class LA
6.50%	05/15/31		2,002	2,028
Freddie Mac REMICS,
Series 2433, Class SA
(-2.60 X SOFR30A plus 20.63%, 20.93% Cap)
6.80%	02/15/32	[1]	3,670	4,035

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 2481, Class AW
6.50%	08/15/32		$5,639	$5,686
Freddie Mac REMICS,
Series 3019, Class SW (IO)
(-1.00 X SOFR30A plus 7.09%, 7.20% Cap)
1.77%	08/15/35	[1]	542,034	66,414
Freddie Mac REMICS,
Series 3063, Class YG
5.50%	11/15/35		1,409,159	1,439,246
Freddie Mac REMICS,
Series 3300, Class SA (IO)
(-1.00 X SOFR30A plus 7.09%, 7.20% Cap)
1.77%	08/15/35	[1]	239,645	21,077
Freddie Mac REMICS,
Series 3752, Class XL
4.50%	11/15/40		23,437,682	23,080,192
Freddie Mac REMICS,
Series 3891, Class HS (IO)
(-1.00 X SOFR30A plus 5.84%, 5.95% Cap)
0.52%	07/15/41	[1]	3,030,455	108,582
Freddie Mac REMICS,
Series 3904, Class JB
4.50%	08/15/41		5,477,634	5,392,761
Freddie Mac REMICS,
Series 3925, Class LB
4.50%	09/15/41		9,215,000	8,969,437
Freddie Mac REMICS,
Series 3928, Class JD
4.00%	09/15/41		14,958,568	14,497,346
Freddie Mac REMICS,
Series 4102, Class TC
2.50%	09/15/41		4,709,393	4,474,736
Freddie Mac REMICS,
Series 4161, Class BA
2.50%	12/15/41		7,189,360	6,870,971
Freddie Mac REMICS,
Series 4656, Class EZ
4.00%	02/15/47		205,673	189,836
Freddie Mac REMICS,
Series 4818, Class CA
3.00%	04/15/48		1,084,154	950,352
Freddie Mac REMICS,
Series 4846, Class PA
4.00%	06/15/47		101,116	99,498
Freddie Mac REMICS,
Series 4852, Class CA
4.00%	11/15/47		5,888,536	5,641,802
Freddie Mac REMICS,
Series 4860, Class BH
3.50%	10/15/48		2,169,531	2,050,369
Freddie Mac REMICS,
Series 4860, Class PA
3.50%	02/15/49		1,900,874	1,718,100

See accompanying Notes to Financial Statements.

201 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 4879, Class BC
3.00%	04/15/49		$626,531	$562,131
Freddie Mac REMICS,
Series 4896, Class DA
3.00%	01/15/49		630,803	550,377
Freddie Mac REMICS,
Series 4937, Class MF
(SOFR30A plus 0.56%)
5.88%	12/25/49	[1]	5,022,980	4,941,841
Freddie Mac Strips,
Series 309, Class PO (PO)
0.00%	08/15/43	[8]	10,586,213	7,878,014
Freddie Mac Strips,
Series 319, Class F2
(SOFR30A plus 0.61%)
5.93%	11/15/43	[1]	1,812,568	1,774,585
Ginnie Mae (TBA)
2.50%	04/20/54		801,000,000	682,727,344
4.50%	04/20/54		843,125,000	810,345,312
5.00%	04/20/54		704,750,000	692,751,934
5.50%	04/20/54		433,450,000	433,144,118
Ginnie Mae I Pool 782817
4.50%	11/15/39		8,216,571	8,118,328
Ginnie Mae I Pool AA5452
3.50%	07/15/42		67,681	63,047
Ginnie Mae II Pool 2631
7.00%	08/20/28		599	612
Ginnie Mae II Pool 3388
4.50%	05/20/33		1,353	1,324
Ginnie Mae II Pool 3427
4.50%	08/20/33		726	717
Ginnie Mae II Pool 3554
4.50%	05/20/34		607	600
Ginnie Mae II Pool 4058
5.00%	12/20/37		392	395
Ginnie Mae II Pool 4342
5.00%	01/20/39		568	573
Ginnie Mae II Pool 4520
5.00%	08/20/39		10,656	10,739
Ginnie Mae II Pool 5140
4.50%	08/20/41		23,607	23,271
Ginnie Mae II Pool 5175
4.50%	09/20/41		25,533	25,170
Ginnie Mae II Pool 5281
4.50%	01/20/42		7,263	7,160
Ginnie Mae II Pool 783591
4.50%	07/20/41		9,109	8,979
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.63%	07/20/34	[1]	5,489	5,402
Ginnie Mae II Pool 81267
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.63%	03/20/35	[1]	6,707	6,511

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 81432
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.63%	08/20/35	[1]	$8,959	$8,884
Ginnie Mae II Pool 81497
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
3.75%	10/20/35	[1]	7,307	7,213
Ginnie Mae II Pool 8631
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
4.00%	05/20/25	[1]	429	426
Ginnie Mae II Pool 8644
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 1.50%)
4.50%	06/20/25	[1]	285	282
Ginnie Mae II Pool MA0627
4.50%	12/20/42		29,969	29,552
Ginnie Mae II Pool MA0701
4.50%	01/20/43		29,188	28,773
Ginnie Mae II Pool MA1157
3.50%	07/20/43		28,062	26,082
Ginnie Mae II Pool MA1997
4.50%	06/20/44		7,474	7,356
Ginnie Mae II Pool MA2374
5.00%	11/20/44		159,140	159,646
Ginnie Mae II Pool MA2756
4.50%	04/20/45		15,539	15,337
Ginnie Mae II Pool MA2828
4.50%	05/20/45		638,542	630,243
Ginnie Mae II Pool MA2894
4.50%	06/20/45		251,064	247,027
Ginnie Mae II Pool MA3036
4.50%	08/20/45		24,252	23,936
Ginnie Mae II Pool MA3309
3.00%	12/20/45		5,054	4,526
Ginnie Mae II Pool MA3456
4.50%	02/20/46		161,574	158,581
Ginnie Mae II Pool MA3521
3.50%	03/20/46		18,741,476	17,243,226
Ginnie Mae II Pool MA3524
5.00%	03/20/46		8,156	8,229
Ginnie Mae II Pool MA3597
3.50%	04/20/46		47,349,521	43,774,646
Ginnie Mae II Pool MA3600
5.00%	04/20/46		4,610,784	4,651,841
Ginnie Mae II Pool MA3662
3.00%	05/20/46		1,825,884	1,635,131
Ginnie Mae II Pool MA3663
3.50%	05/20/46		13,430,778	12,415,777
Ginnie Mae II Pool MA3665
4.50%	05/20/46		67,673	66,473
Ginnie Mae II Pool MA3666
5.00%	05/20/46		2,583,612	2,606,624
Ginnie Mae II Pool MA3738
4.50%	06/20/46		287,514	282,418

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 202

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA3739
5.00%	06/20/46	$1,572,135	$1,586,134
Ginnie Mae II Pool MA3805
4.50%	07/20/46	2,200,638	2,160,255
Ginnie Mae II Pool MA3806
5.00%	07/20/46	116,921	117,962
Ginnie Mae II Pool MA3873
3.00%	08/20/46	14,103,605	12,650,594
Ginnie Mae II Pool MA3876
4.50%	08/20/46	2,480,465	2,436,497
Ginnie Mae II Pool MA3877
5.00%	08/20/46	513,683	515,087
Ginnie Mae II Pool MA3937
3.50%	09/20/46	10,850,674	9,983,140
Ginnie Mae II Pool MA3939
4.50%	09/20/46	1,363,036	1,343,938
Ginnie Mae II Pool MA4003
3.00%	10/20/46	5,671,909	5,084,021
Ginnie Mae II Pool MA4006
4.50%	10/20/46	1,460,491	1,434,603
Ginnie Mae II Pool MA4007
5.00%	10/20/46	2,753,999	2,778,515
Ginnie Mae II Pool MA4069
3.50%	11/20/46	33,876,257	31,303,693
Ginnie Mae II Pool MA4071
4.50%	11/20/46	3,904,546	3,848,561
Ginnie Mae II Pool MA4072
5.00%	11/20/46	861,838	869,510
Ginnie Mae II Pool MA4126
3.00%	12/20/46	97,728,107	87,518,280
Ginnie Mae II Pool MA4127
3.50%	12/20/46	38,239,395	35,331,488
Ginnie Mae II Pool MA4129
4.50%	12/20/46	13,914,150	13,673,332
Ginnie Mae II Pool MA4196
3.50%	01/20/47	8,861	8,175
Ginnie Mae II Pool MA4198
4.50%	01/20/47	108,356	106,232
Ginnie Mae II Pool MA4199
5.00%	01/20/47	2,567,441	2,590,295
Ginnie Mae II Pool MA4264
4.50%	02/20/47	31,305,596	30,710,575
Ginnie Mae II Pool MA4265
5.00%	02/20/47	567,750	572,808
Ginnie Mae II Pool MA4324
5.00%	03/20/47	3,085,130	3,107,822
Ginnie Mae II Pool MA4382
3.50%	04/20/47	21,594,487	19,891,321
Ginnie Mae II Pool MA4384
4.50%	04/20/47	1,304,647	1,277,852
Ginnie Mae II Pool MA4385
5.00%	04/20/47	5,276,153	5,297,144
Ginnie Mae II Pool MA4453
4.50%	05/20/47	69,478,698	67,872,365
Ginnie Mae II Pool MA4454
5.00%	05/20/47	11,652,900	11,730,461

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4510
3.50%	06/20/47	$29,604	$27,332
Ginnie Mae II Pool MA4511
4.00%	06/20/47	4,182,633	3,975,118
Ginnie Mae II Pool MA4512
4.50%	06/20/47	242,963	237,583
Ginnie Mae II Pool MA4513
5.00%	06/20/47	214,651	214,380
Ginnie Mae II Pool MA4586
3.50%	07/20/47	35,326,371	32,624,958
Ginnie Mae II Pool MA4588
4.50%	07/20/47	37,942	37,127
Ginnie Mae II Pool MA4589
5.00%	07/20/47	10,361,947	10,421,201
Ginnie Mae II Pool MA4652
3.50%	08/20/47	2,682,125	2,467,843
Ginnie Mae II Pool MA4655
5.00%	08/20/47	12,078,140	12,120,079
Ginnie Mae II Pool MA4719
3.50%	09/20/47	33,366,596	30,740,828
Ginnie Mae II Pool MA4720
4.00%	09/20/47	82,531	78,291
Ginnie Mae II Pool MA4722
5.00%	09/20/47	232,370	233,553
Ginnie Mae II Pool MA4781
5.00%	10/20/47	2,874,077	2,890,512
Ginnie Mae II Pool MA4836
3.00%	11/20/47	76,067,042	68,062,628
Ginnie Mae II Pool MA4837
3.50%	11/20/47	83,026,668	76,425,441
Ginnie Mae II Pool MA4838
4.00%	11/20/47	27,652,812	26,239,126
Ginnie Mae II Pool MA4840
5.00%	11/20/47	897,416	896,284
Ginnie Mae II Pool MA4900
3.50%	12/20/47	5,334,975	4,908,751
Ginnie Mae II Pool MA4901
4.00%	12/20/47	18,587,381	17,637,144
Ginnie Mae II Pool MA4961
3.00%	01/20/48	259,844	232,160
Ginnie Mae II Pool MA4963
4.00%	01/20/48	30,533,541	28,972,584
Ginnie Mae II Pool MA5078
4.00%	03/20/48	46,279	43,882
Ginnie Mae II Pool MA5137
4.00%	04/20/48	9,911,620	9,380,225
Ginnie Mae II Pool MA5399
4.50%	08/20/48	2,227,877	2,169,341
Ginnie Mae II Pool MA5466
4.00%	09/20/48	4,068,833	3,848,146
Ginnie Mae II Pool MA5467
4.50%	09/20/48	20,743	20,181
Ginnie Mae II Pool MA5528
4.00%	10/20/48	18,687,882	17,711,597
Ginnie Mae II Pool MA5530
5.00%	10/20/48	3,384,140	3,363,306

See accompanying Notes to Financial Statements.

203 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA5651
4.00%	12/20/48		$6,687	$6,313
Ginnie Mae II Pool MA6030
3.50%	07/20/49		7,469,654	6,695,481
Ginnie Mae II Pool MA6080
3.00%	08/20/49		1,629	1,410
Ginnie Mae II Pool MA6081
3.50%	08/20/49		3,110,271	2,787,914
Ginnie Mae II Pool MA6209
3.00%	10/20/49		3,036,617	2,627,929
Ginnie Mae II Pool MA6210
3.50%	10/20/49		1,550,000	1,389,355
Ginnie Mae II Pool MA7589
2.50%	09/20/51		93,351,498	79,601,942
Ginnie Mae,
Series 2003-86, Class ZK
5.00%	10/20/33		2,789,827	2,797,351
Ginnie Mae,
Series 2007-35, Class PY (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.64%, 6.75% Cap)
1.31%	06/16/37	[1]	5,774,483	605,113
Ginnie Mae,
Series 2009-106, Class SD (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.14%, 6.25% Cap)
0.81%	03/20/36	[1]	4,944,485	181,841
Ginnie Mae,
Series 2009-106, Class XI (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.69%, 6.80% Cap)
1.36%	05/20/37	[1]	12,158,591	519,529
Ginnie Mae,
Series 2009-124, Class SC (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.37%, 6.48% Cap)
1.04%	12/20/39	[1]	1,991,310	191,805
Ginnie Mae,
Series 2009-66, Class XS (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.69%, 6.80% Cap)
1.36%	07/16/39	[1]	11,475	470
Ginnie Mae,
Series 2009-8, Class PS (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.19%, 6.30% Cap)
0.86%	08/16/38	[1]	7,753	45
Ginnie Mae,
Series 2010-4, Class SL (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.29%, 6.40% Cap)
0.96%	01/16/40	[1]	25,973	2,404
Ginnie Mae,
Series 2010-4, Class SM (IO)
(-1.00 X CME Term SOFR 1-Month plus 5.69%, 5.80% Cap)
0.36%	01/16/40	[1]	4,722,342	365,452
Ginnie Mae,
Series 2010-6, Class BS (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.39%, 6.50% Cap)
1.06%	09/16/39	[1]	123,770	336
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41		62,951	11,023

Issues	Maturity Date		Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2014-108, Class PA
2.63%	12/20/39		$4,233,747	$3,950,850
Ginnie Mae,
Series 2018-124, Class NW
3.50%	09/20/48		622,476	556,237
Ginnie Mae,
Series 2019-1, Class NP
3.50%	01/20/49		5,605,966	5,131,498
Ginnie Mae,
Series 2019-119, Class JE
3.00%	09/20/49		4,133,469	3,652,518
Ginnie Mae,
Series 2019-15, Class GT
3.50%	02/20/49		6,562,607	5,947,049
Ginnie Mae,
Series 2019-44, Class CA
3.50%	12/20/48		36,772	36,526
Ginnie Mae,
Series 2019-71, Class PT
3.00%	06/20/49		732,963	652,276
Ginnie Mae,
Series 2019-86, Class C
2.50%	03/20/49		9,161,297	7,692,317
Ginnie Mae,
Series 2019-90, Class HE
3.00%	07/20/49		6,400,956	5,606,235
Ginnie Mae,
Series 2022-201, Class FB
(SOFR30A plus 1.25%)
6.50%	11/20/52	[1]	9,784,754	9,760,632
Ginnie Mae,
Series 2023-134, Class F
(SOFR30A plus 1.00%)
6.32%	08/20/53	[1]	66,376,473	66,205,937
Ginnie Mae,
Series 2024-30, Class AF
(SOFR30A plus 1.25%)
6.50%	02/20/54	[1]	86,746,724	86,764,532
Ginnie Mae,
Series 2024-30, Class CF
(SOFR30A plus 1.25%)
6.50%	02/20/54	[1]	91,003,382	91,139,122
Ginnie Mae,
Series 2024-30, Class DF
(SOFR30A plus 1.30%)
6.50%	02/20/54	[1]	88,349,760	88,349,567
UMBS (TBA)
2.00%	04/01/54		1,158,525,000	917,649,371
2.50%	04/01/54		581,725,000	481,296,578
3.00%	04/01/54		855,675,000	736,762,461
3.50%	04/01/54		841,650,000	753,720,720
4.00%	04/01/54		1,971,450,000	1,826,209,533
4.50%	04/01/54		1,150,800,000	1,096,181,996
5.00%	04/01/54		909,925,000	887,922,495

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 204

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
5.50%	04/01/54	$666,750,000	$663,508,148

			20,164,094,230

Total Mortgage-Backed (Cost $29,414,987,599)			27,597,180,985

MUNICIPAL BONDS — 0.33%*

California — 0.06%
Los Angeles Department of Airports Revenue Bonds, Port, Airport and Marina Improvements, Series A
5.00%	05/15/44	185,000	192,223
Regents of the University of California Medical Center Pooled Revenue Bonds, Health, Hospital and Nursing Home Improvements, Series N
3.01%	05/15/50	17,955,000	12,441,363
3.26%	05/15/60	17,050,000	11,769,216
University of California, Taxable, College & University, Revenue Bonds, University & College Improvements, Series AP
3.93%	05/15/45	6,615,000	6,112,936

			30,515,738

Colorado — 0.01%
City & County of Denver Airport System Revenue Bonds, Series C
2.39%	11/15/31	6,010,000	5,162,978

New Jersey — 0.00%
Jersey City Municipal Utilities Authority Revenue Bonds, Water Utility Improvements, Series B
5.47%	05/15/27	240,000	243,015
New Jersey Turnpike Authority Revenue Bonds, Highway Revenue, Series F
3.73%	01/01/36	300,000	270,493

			513,508

New York — 0.26%
City of New York General Obligation Bonds, Public Improvements, Series D
5.99%	12/01/36	2,000,000	2,083,180
City of New York General Obligation Bonds, Public Improvements, Series F
3.62%	04/01/31	3,145,000	2,953,824
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements
5.51%	08/01/37	20,415,000	20,841,916
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series A2
2.15%	05/01/25	430,000	416,260
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series B3
2.00%	08/01/35	4,055,000	3,015,179
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series D
2.40%	11/01/32	12,135,000	10,132,542

Issues	Maturity Date	Principal Amount	Value

MUNICIPAL BONDS (continued)

New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Series E
1.97%	02/01/33	$3,090,000	$2,456,989
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries FI
4.00%	08/01/33	6,450,000	6,031,761
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries SU
3.88%	08/01/31	3,135,000	2,967,134
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, School Improvements, Series G-3
5.27%	05/01/27	13,135,000	13,283,181
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A, Subseries A-2
4.60%	05/01/31	820,000	814,403
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series F, Subseries F-3
5.13%	02/01/35	1,250,000	1,274,514
5.15%	02/01/36	1,250,000	1,272,052
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series G
2.45%	11/01/34	3,000,000	2,408,666
New York State Dormitory Authority Revenue Bonds, University & College Improvements
5.29%	03/15/33	44,990,000	45,299,059
5.43%	03/15/39	21,300,000	21,290,404
New York State Dormitory Authority Revenue Bonds, University & College Improvements, Series A
4.00%	03/15/47	155,000	151,900
New York State Urban Development Corp. Revenue Bonds, Public Improvements
5.77%	03/15/39	135,000	137,746

			136,830,710

Texas — 0.00%
Texas A&M University Revenue Bonds, University & College Improvements, Series B
2.69%	05/15/25	350,000	341,157

Total Municipal Bonds (Cost $202,546,791)			173,364,091

U.S. TREASURY SECURITIES — 32.80%

U.S. Treasury Bonds — 10.68%
U.S. Treasury Bonds (WI)
4.25%	02/15/54	1,913,040,000	1,882,252,012
4.50%	02/15/44	3,650,131,000	3,671,803,653

			5,554,055,665

U.S. Treasury Notes — 22.12%
U.S. Treasury Notes
4.25%	03/15/27	1,637,695,000	1,630,466,116
4.50%	03/31/26	1,114,000	1,111,476
U.S. Treasury Notes (WI)
4.00%	02/15/34	2,446,524,000	2,406,958,080

See accompanying Notes to Financial Statements.

205 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
4.25%	02/28/29	$2,536,796,000	$2,541,156,118
4.25%	03/31/29	4,936,608,000	4,916,983,403

			11,496,675,193

Total U.S. Treasury Securities (Cost $17,030,776,308)			17,050,730,858

Total Bonds — 112.48% (Cost $60,861,906,970)			58,463,717,236

Issues		Shares	Value

COMMON STOCK — 0.13%

Communications — 0.13%
Intelsat Emergence SA3,4,5,9 (Luxembourg)		2,400,250	64,506,719

Electric — 0.00%
Homer City Holdings LLC[4,5,9,10]		1,180,703	—

Total Common Stock (Cost $145,530,045)			64,506,719

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 14.67%

Money Market Funds — 9.35%
Dreyfus Government Cash Management Fund
5.20%[11]		1,336,386,000	1,336,386,000
Fidelity Investments Money Market Funds - Government Portfolio
5.21%[11,12]		14,480,809	14,480,809
JPMorgan U.S. Government Money Market Fund
5.16%[11]		944,700,000	944,700,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.22%[11]		2,565,457,000	2,565,457,000

			4,861,023,809

Repurchase Agreements — 0.96%
JPMorgan Chase & Co. (Dated 03/28/24, total to be received $500,516,250, (collateralized by U.S. Treasury Securities, 2.38% to 4.50%, due from 08/15/24 to 11/15/25, par and fair value of $512,997,500 and $507,807,406, respectively))
5.31%	04/04/24	500,000,000	500,000,000

U.S. Agency Discount Notes — 3.44%
Federal Home Loan Bank
5.34%[13]	05/15/24	300,000,000	297,935,805
5.29%[13]	07/19/24	291,000,000	286,337,007
4.93%[13]	08/28/24	100,000,000	97,843,375
5.06%[13]	10/04/24	100,000,000	97,345,780
4.93%[13]	10/30/24	200,000,000	194,024,000
5.16%[13]	11/08/24	100,000,000	96,886,910
5.30%[13]	05/22/24	719,040,000	718,825,992

			1,789,198,869

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills — 0.92%
U.S. Treasury Bills (WI)
5.32%[13]	05/30/24	$280,000,000	$277,464,712
5.29%[13]	07/09/24	100,000,000	98,530,480
5.32%[13]	05/16/24	100,000,000	99,304,000

			475,299,192

Total Short-Term Investments
(Cost $7,626,989,765)			7,625,521,870

Total Investments - 127.28%
(Cost $68,634,426,780)			66,153,745,825

Net unrealized appreciation on unfunded commitments - 0.00%			294

Liabilities in Excess of Other Assets - (27.28)%			(14,178,092,158)

Net Assets - 100.00%			$51,975,653,961

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2024.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Foreign denominated security issued by foreign domiciled entity.
[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $492,317,484, which is 0.95% of total net assets.
[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $51,598, at an interest rate of 9.58% and a maturity of July 31, 2028. The investment is not accruing an unused commitment fee.

[8]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2024.
[9]	Non-income producing security.
[10]	Affiliated investment.
[11]	Represents the current yield as of March 31, 2024.
[12]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $121,532.
[13]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 206

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(REIT): Real Estate Investment Trust

(RFUCCT): Refinitiv USD IBOR Consumer Cash Fallback

(SOFR): Secured Overnight Financing Rate

(SONIA): Sterling Overnight Index Average

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(TSFR): Term Secured overnight financing rate

(USD): U.S. Dollar

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

FOREIGN CURRENCY EXCHANGE CONTRACT
GBP 15,677,000	USD 19,798,928	State Street Global Markets LLC	04/12/24	$6,635
USD 273,706,881	EUR 249,379,000	Citibank N.A.	04/12/24	4,220,790
USD 8,629,102	EUR 7,973,000	State Street Global Markets LLC	04/12/24	13,251
USD 1,207,974,609	EUR 1,097,504,000	Bank of America N.A.	04/12/24	21,980,352
USD 64,200,426	EUR 59,061,000	The Bank of New York Mellon	04/12/24	377,418
USD 3,011,664	EUR 2,774,000	Goldman Sachs International	04/12/24	14,000
USD 186,290,766	GBP 145,945,000	Citibank N.A.	04/12/24	1,910,916

				28,523,362

EUR 2,819,017	USD 3,049,810	Bank of America N.A.	04/02/24	(4,681)
USD 16,607,145	EUR 15,392,664	State Street Global Markets LLC	04/03/24	(20,801)
EUR 7,572,000	USD 8,315,343	Goldman Sachs International	04/12/24	(132,823)
EUR 144,349,000	USD 156,976,526	Citibank N.A.	04/12/24	(988,861)
EUR 69,076,000	USD 75,089,736	Bank of America N.A.	04/12/24	(444,234)
EUR 29,213,000	USD 31,726,889	The Bank of New York Mellon	04/12/24	(158,484)
EUR 237,997,000	USD 261,265,652	State Street Global Markets LLC	04/12/24	(4,079,278)
GBP 1,758,000	USD 2,233,799	Goldman Sachs International	04/12/24	(12,827)
GBP 17,195,000	USD 21,737,937	Citibank N.A.	04/12/24	(14,606)
GBP 935,000	USD 1,189,017	Bank of America N.A.	04/12/24	(7,783)

				(5,864,378)

NET UNREALIZED APPRECIATION				$22,658,984

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)

FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	65,391	06/28/24	$13,371,437,831	$(25,899,356)	$(25,899,356)
U.S. Treasury Five-Year Note	12,683	06/28/24	1,357,279,235	(1,307,998)	(1,307,998)
U.S. Treasury Ultra Bond	1,644	06/18/24	212,076,000	5,161,456	5,161,456
U.S. Treasury Ten-Year Ultra Bond	1,042	06/18/24	119,422,974	692,958	692,958

			15,060,216,040	(21,352,940)	(21,352,940)

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bund Future	3,467	06/06/24	(499,422,737)	(1,126,359)	(1,126,359)
Euro-Bobl Future	1,846	06/06/24	(235,752,660)	(1,049,112)	(1,049,112)
U.S. Treasury Ten-Year Note	827	06/18/24	(91,629,020)	639,784	639,784
Euro-Buxl 30 Year	597	06/06/24	(87,558,408)	(1,767,365)	(1,767,365)
Euro-Schatz Future	356	06/06/24	(40,639,536)	(4,540)	(4,540)
Long Gilt Future	317	06/26/24	(40,020,998)	(984,971)	(984,971)

			(995,023,359)	(4,292,563)	(4,292,563)

TOTAL FUTURES CONTRACTS			$14,065,192,681	$(25,645,503)	$(25,645,503)

See accompanying Notes to Financial Statements.

207 / Annual Report March 2024

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Counterparty	Interest Rate	Trade Date	Maturity Date	Repurchase Amount	Principal Amount	Value

REVERSE REPURCHASE AGREEMENTS
Barclays Bank PLC	2.000%	03/22/24	04/01/24	$(503,945,903)	$(503,750,000)	$(503,750,000)
Barclays Bank PLC	2.000%	03/20/24	04/01/24	(499,680,173)	(499,375,000)	(499,375,000)
Barclays Bank PLC	1.650%	03/19/24	04/01/24	(498,398,969)	(498,125,000)	(498,125,000)

TOTAL REVERSE REPURCHASE AGREEMENTS						$(1,501,250,000)

		Received by the Fund		Paid by the Fund
Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums (Received)	Unrealized Appreciation

SWAPS: INTEREST RATE

Interest Rate Swap[1]	06/16/53	GBP-SONIA-OIS USD-SOFR-	Annual	3.25%	Annual	$33,460	$2,615,569	$(510,308)	$3,125,877
Interest Rate Swap[1]	12/20/53	COMPOUND	Annual	3.52%	Annual	461,741	5,384,183	—	5,384,183

TOTAL SWAPS CONTRACTS						$495,201	$7,999,752	$(510,308)	$8,510,060

[1] Centrally cleared.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 208

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BONDS – 108.23%

ASSET-BACKED SECURITIES — 3.52%**
AmeriCredit Automobile Receivables Trust,
Series 2022-2, Class C
5.32%	04/18/28	$320,000	$320,381
AMMC CLO XI Ltd.,
Series 2012-11A, Class A1R2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.27%)
6.59%	04/30/31[1,2,3]	177,057	177,200
Flatiron CLO 17 Ltd.,
Series 2017-1A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.24%)
6.55%	05/15/30[1,2,3]	171,197	171,311
GoldenTree Loan Management U.S. CLO 4 Ltd.,
Series 2019-4A, Class ARR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.15%)
6.48%	04/24/31[1,2,3]	250,000	250,252
LCM 29 Ltd.,
Series 29A, Class XR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.06%)
6.38%	04/15/31[1,2,3]	68,182	68,171
Madison Park Funding XXIX Ltd.,
Series 2018-29A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.18%)
0.00%	10/18/30[1,2,3]	250,000	250,232
Navient Private Education Refi Loan Trust,
Series 2021-CA, Class A
1.06%	10/15/69[3]	335,168	294,829
Palmer Square Loan Funding Ltd.,
Series 2022-3A, Class A1BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.40%)
6.72%	04/15/31[1,2,3]	250,000	250,123

Total Asset-Backed Securities
(Cost $1,809,450)			1,782,499

CORPORATES — 22.32%*

Banking — 6.67%
Bank of America Corp.
3.42%	12/20/28[4]	70,000	65,727
Bank of America Corp.
(MTN)
3.82%	01/20/28[4]	985,000	948,962
JPMorgan Chase & Co.
1.04%	02/04/27[4]	1,185,000	1,096,601
Lloyds Banking Group PLC
(United Kingdom)
1.63%	05/11/27[2,4]	125,000	115,176
PNC Financial Services Group, Inc. (The)
5.58%	06/12/29[4]	55,000	55,703
U.S. Bancorp
4.65%	02/01/29[4]	200,000	196,047

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
Wells Fargo & Co.
(MTN)
2.16%	02/11/26[4]	$930,000	$902,368

			3,380,584

Communications — 0.40%
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
6.00%	02/15/28[3]	14,000	14,420
T-Mobile USA, Inc.
2.25%	02/15/26	200,000	189,298

			203,718

Consumer Discretionary — 0.86%
Imperial Brands Finance PLC
(United Kingdom)
6.13%	07/27/27[2,3]	135,000	137,813
Spectrum Brands, Inc.
3.88%	03/15/31[3]	15,000	14,489
WarnerMedia Holdings, Inc.
3.76%	03/15/27	300,000	286,307

			438,609

Diversified REITs — 1.38%
Digital Euro Finco LLC
2.63%	04/15/24	385,000	415,547
VICI Properties LP/VICI Note Co., Inc.
5.75%	02/01/27[3]	285,000	284,942

			700,489

Electric — 1.42%
Alliant Energy Finance LLC
5.95%	03/30/29[3]	135,000	139,198
Eversource Energy
2.90%	03/01/27	200,000	188,220
FirstEnergy Pennsylvania Electric Co.
4.00%	04/15/25[3]	250,000	243,940
4.15%	04/15/25[3]	150,000	147,474

			718,832

Energy — 0.96%
Southern Co. Gas Capital Corp.
3.88%	11/15/25	500,000	487,500

Finance — 4.41%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
2.45%	10/29/26[2]	300,000	278,807
Air Lease Corp.
3.63%	04/01/27	200,000	190,653
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[2,3]	283,000	251,846
Citigroup, Inc.
1.46%	06/09/27[4]	815,000	748,526
Morgan Stanley
0.99%	12/10/26[4]	605,000	560,860

See accompanying Notes to Financial Statements.

209 / Annual Report March 2024

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
Morgan Stanley
(GMTN)
1.51%	07/20/27[4]	$225,000	$206,579

			2,237,271

Health Care — 1.79%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[2,3]	35,000	34,338
Amgen, Inc.
5.15%	03/02/28	195,000	196,391
Bayer U.S. Finance LLC
6.25%	01/21/29[3]	220,000	223,829
Grifols SA
(Spain)
4.75%	10/15/28[2,3]	35,000	28,986
HCA, Inc.
5.38%	02/01/25	175,000	174,556
5.88%	02/15/26	250,000	251,063

			909,163

Health Care REITs — 0.40%
Healthcare Realty Holdings LP
3.63%	01/15/28	220,000	203,468

Industrials — 1.05%
Amcor Flexibles North America, Inc.
4.00%	05/17/25	300,000	294,644
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
4.13%	08/15/26[2,3]	10,000	9,083
Berry Global, Inc.
5.50%	04/15/28	225,000	226,645

			530,372

Insurance — 1.03%
Athene Global Funding
(SOFR Index plus 0.70%)
6.06%	05/24/24[1,3]	150,000	150,172
Nationwide Mutual Insurance Co.
7.88%	12/15/24[3,4]	370,000	370,034

			520,206

Materials — 0.68%
International Flavors & Fragrances, Inc.
1.83%	10/15/27[3]	390,000	346,153

Services — 0.61%
Adtalem Global Education, Inc.
5.50%	03/01/28[3]	10,000	9,586
Global Payments, Inc.
2.15%	01/15/27	300,000	276,881
Worldline SA
(France)
0.00%	07/30/25[2,5]	200	23,905

			310,372

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Specialized REITs — 0.66%
Extra Space Storage LP
3.88%	12/15/27	$205,000	$194,846
5.70%	04/01/28	135,000	137,520

			332,366

Total Corporates
(Cost $11,276,950)			11,319,103

MORTGAGE-BACKED — 44.51%**

Non-Agency Commercial Mortgage-Backed — 3.02%
BX Commercial Mortgage Trust,
Series 2022-CSMO, Class A
(CME Term SOFR 1-Month plus 2.11%)
7.44%	06/15/27[1,3]	205,000	205,825
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class B
(CME Term SOFR 1-Month plus 1.55%)
6.87%	12/15/37[1,3]	150,000	150,047
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class A
3.14%	12/10/36[3]	150,000	146,525
FS Rialto,
Series 2019-FL1, Class A
(Cayman Islands)
(CME Term SOFR 1-Month plus 1.31%)
6.64%	12/16/36[1,2,3]	235,017	235,050
Great Wolf Trust,
Series 2024-WOLF, Class A
(CME Term SOFR 1-Month plus 1.54%)
6.84%	03/15/39[1,3]	152,000	152,380
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C26, Class A3
3.23%	01/15/48	239,675	236,758
MF1 Ltd.,
Series 2020-FL4, Class A
(CME Term SOFR 1-Month plus 1.81%)
7.14%	11/15/35[1,3]	215,898	216,458
Wells Fargo Commercial Mortgage Trust,
Series 2017-SMP, Class A
(CME Term SOFR 1-Month plus 0.92%)
6.25%	12/15/34[1,3]	200,000	189,628

			1,532,671

Non-Agency Mortgage-Backed — 10.53%
Aames Mortgage Trust,
Series 2002-1, Class A3 (STEP-reset date 05/25/24)
7.40%	06/25/32	8,033	7,810
Adjustable Rate Mortgage Trust,
Series 2005-1, Class 1A1
5.47%	05/25/35[4]	14,911	14,604
Ajax Mortgage Loan Trust,
Series 2019-F, Class A1 (STEP-reset date 04/25/24)
2.86%	07/25/59[3]	122,665	115,695
Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31	15,509	15,094

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 210

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-R10, Class M3
(CME Term SOFR 1-Month plus 0.79%)
6.12%	01/25/36[1]	$334,325	$328,004
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-R3, Class M4
(CME Term SOFR 1-Month plus 1.04%)
6.37%	05/25/35[1]	178,968	176,546
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2006-R2, Class M1
(CME Term SOFR 1-Month plus 0.62%)
5.95%	04/25/36[1]	95,461	95,322
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32	2,416	2,386
Citigroup Mortgage Loan Trust,
Series 2007-AMC4, Class A2D
(CME Term SOFR 1-Month plus 0.38%)
5.71%	05/25/37[1]	130,881	128,515
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH4, Class M2
(CME Term SOFR 1-Month plus 0.55%)
5.88%	11/25/36[1]	451,356	443,200
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-AR31, Class 4A2
6.25%	11/25/32[4]	14,413	14,277
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(CME Term SOFR 1-Month plus 0.85%)
6.17%	07/19/44[1]	60,519	55,270
First Franklin Mortgage Loan Trust,
Series 2005-FF8, Class M2
(CME Term SOFR 1-Month plus 0.89%)
6.22%	09/25/35[1]	312,338	310,775
First Franklin Mortgage Loan Trust,
Series 2006-FFH1, Class M1
(CME Term SOFR 1-Month plus 0.67%)
6.00%	01/25/36[1]	491,593	474,613
GE Mortgage Services LLC,
Series 1998-HE1, Class A7
6.47%	06/25/28	1	1
GSAMP Trust,
Series 2005-HE5, Class M3
(CME Term SOFR 1-Month plus 0.80%)
6.13%	11/25/35[1]	101,996	100,693
HSI Asset Securitization Corp. Trust,
Series 2006-OPT2, Class M2
(CME Term SOFR 1-Month plus 0.70%)
6.03%	01/25/36[1]	277,004	271,052
IndyMac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
5.33%	10/25/34[4]	68,100	62,701

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust,
Series 2005-A2, Class 9A1
6.13%	04/25/35[4]	$40,586	$39,220
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
5.67%	10/25/34[4]	8,048	7,720
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1, Class I2A1
(CME Term SOFR 1-Month plus 0.43%)
5.76%	01/25/47[1]	47,028	46,842
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
6.22%	10/25/32[4]	15,184	14,659
Merrill Lynch Mortgage Investors Trust,
Series 2003-A1, Class 2A
(TSFR12M plus 2.34%)
7.43%	12/25/32[1]	116,073	110,189
MortgageIT Trust,
Series 2005-1, Class 1A1
(CME Term SOFR 1-Month plus 0.75%)
6.08%	02/25/35[1]	314,600	313,643
Ownit Mortgage Loan Trust,
Series 2006-3, Class A2D
(CME Term SOFR 1-Month plus 0.65%)
5.98%	03/25/37[1]	388,076	369,538
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-WHQ2, Class M4
(CME Term SOFR 1-Month plus 1.69%)
7.02%	02/25/35[1]	272,605	265,004
PRPM LLC,
Series 2021-3, Class A1 (STEP-reset date 04/25/24)
1.87%	04/25/26[3]	184,566	180,755
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31	34,405	11,396
Residential Asset Securities Corp.,
Series 2006-KS3, Class M1
(CME Term SOFR 1-Month plus 0.44%)
5.94%	04/25/36[1]	203,537	200,802
Residential Asset Securities Corp.,
Series 2006-KS5, Class A4
(CME Term SOFR 1-Month plus 0.37%)
5.70%	07/25/36[1]	153,570	153,229
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
4.09%	12/25/34[4]	51,801	46,326
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(CME Term SOFR 1-Month plus 0.79%)
6.12%	06/25/35[1]	381,114	372,109
Structured Asset Investment Loan Trust,
Series 2005-HE3, Class M1
(CME Term SOFR 1-Month plus 0.83%)
6.16%	09/25/35[1]	82,799	81,337

See accompanying Notes to Financial Statements.

211 / Annual Report March 2024

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-EQ1A, Class A1
(CME Term SOFR 1-Month plus 0.38%)
5.71%	07/25/36[1,3]	$57,500	$57,207
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2006-OPT1, Class A1
(CME Term SOFR 1-Month plus 0.29%)
5.62%	04/25/36[1]	87,178	86,516
Terwin Mortgage Trust,
Series 2006-5, Class 1A2B
(CME Term SOFR 1-Month plus 0.53%)
5.86%	07/25/37[1,3]	269,362	266,737
Terwin NIMs Trust,
Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34[3,6,7]	838,132	9,388
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
6.49%	06/25/42[1]	8,051	7,366
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
5.39%	06/25/33[4]	21,989	21,153
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(CME Term SOFR 1-Month plus 0.61%)
5.50%	06/25/35[1]	74,182	62,681

			5,340,375

U.S. Agency Commercial Mortgage-Backed — 3.35%
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KJ34, Class A1
0.68%	06/25/26	133,261	127,605
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series KS07, Class X (IO)
0.61%	09/25/25[4]	3,289,385	27,932
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
5.83%	05/25/44[1]	95,397	94,841
Freddie Mac Multifamily Structured Pass-Through Certificates,
Series Q010, Class APT1
6.50%	04/25/46[4]	27,302	27,495
Ginnie Mae,
Series 2008-92, Class E
5.56%	03/16/44[4]	70,168	69,714
Ginnie Mae,
Series 2010-159, Class D
4.56%	09/16/44[4]	99,697	98,273

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2011-165, Class IO (IO)
0.00%	10/16/51[4]	$2,064,390	$21
Ginnie Mae,
Series 2011-92, Class C
3.73%	04/16/52[4]	860,610	811,362
Ginnie Mae,
Series 2012-135, Class IO (IO)
0.34%	01/16/53[4]	1,564,166	14,691
Ginnie Mae,
Series 2014-157, Class C
3.15%	10/16/54[4]	440,581	423,909

			1,695,843

U.S. Agency Mortgage-Backed — 27.61%
Fannie Mae Pool 254548
5.50%	12/01/32	39,705	40,343
Fannie Mae Pool 555098
(RFUCCT1Y plus 1.62%)
5.86%	11/01/32[1]	4,839	4,808
Fannie Mae Pool 555424
5.50%	05/01/33	27,145	27,662
Fannie Mae Pool 655133
7.00%	08/01/32	4,753	4,771
Fannie Mae Pool 655151
7.00%	08/01/32	3,521	3,509
Fannie Mae Pool 762525
6.50%	11/01/33	7,788	7,719
Fannie Mae Pool 770900
(RFUCCT1Y plus 1.56%)
4.94%	04/01/34[1]	44,916	44,930
Fannie Mae Pool AD0538
6.00%	05/01/24	179	178
Fannie Mae Pool AE0443
6.50%	10/01/39	34,642	36,044
Fannie Mae Pool AL0851
6.00%	10/01/40	29,704	31,049
Fannie Mae REMICS,
Series 2001-42, Class SB
(-16.00 X SOFR30A plus 126.17%, 8.50% Cap)
8.50%	09/25/31[1]	494	487
Fannie Mae REMICS,
Series 2001-60, Class OF
(SOFR30A plus 1.06%)
6.38%	10/25/31[1]	36,299	36,682
Fannie Mae REMICS,
Series 2002-30, Class FB
(SOFR30A plus 1.11%)
6.43%	08/25/31[1]	34,062	34,198
Fannie Mae REMICS,
Series 2003-124, Class TS
(-14.00 X SOFR30A plus 99.20%, 9.80% Cap)
9.80%	01/25/34[1]	5,987	5,997

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 212

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2004-60, Class FW
(SOFR30A plus 0.56%)
5.88%	04/25/34[1]	$72,258	$72,133
Fannie Mae REMICS,
Series 2004-96, Class MT
(-17.50 X SOFR30A plus 123.12%, 7.00% Cap)
7.00%	12/25/34[1]	10,049	9,195
Fannie Mae REMICS,
Series 2005-73, Class DF
(SOFR30A plus 0.36%)
5.68%	08/25/35[1]	50,272	49,737
Fannie Mae REMICS,
Series 2007-68, Class SC (IO)
(-1.00 X SOFR30A plus 6.59%, 6.70% Cap)
1.27%	07/25/37[1]	44,032	4,233
Fannie Mae REMICS,
Series 2010-109, Class PF
(SOFR30A plus 0.51%)
5.83%	10/25/40[1]	27,555	27,244
Fannie Mae REMICS,
Series 2010-26, Class S (IO)
(-1.00 X SOFR30A plus 6.12%, 6.23% Cap)
0.80%	11/25/36[1]	164,406	14,758
Fannie Mae REMICS,
Series 2010-95, Class FB
(SOFR30A plus 0.51%)
5.83%	09/25/40[1]	30,567	30,371
Fannie Mae REMICS,
Series 2011-47, Class GF
(SOFR30A plus 0.68%)
6.00%	06/25/41[1]	546,611	544,029
Fannie Mae REMICS,
Series 2018-79, Class FA
(SOFR30A plus 0.36%)
5.68%	11/25/48[1]	38,056	37,189
Fannie Mae REMICS,
Series 2019-79, Class FA
(SOFR30A plus 0.61%)
5.93%	01/25/50[1]	89,511	88,340
Fannie Mae REMICS,
Series 2020-10, Class FA
(SOFR30A plus 0.61%)
5.93%	03/25/50[1]	253,916	247,207
Freddie Mac REMICS,
Series 2368, Class AF
(SOFR30A plus 1.06%)
6.38%	10/15/31[1]	27,642	27,838
Freddie Mac REMICS,
Series 2733, Class FB
(SOFR30A plus 0.71%)
6.03%	10/15/33[1]	261,631	259,840
Freddie Mac REMICS,
Series 3085, Class FW
(SOFR30A plus 0.81%)
6.13%	08/15/35[1]	178,691	174,388

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS,
Series 3300, Class FA
(SOFR30A plus 0.41%)
5.73%	08/15/35[1]	$166,301	$163,804
Freddie Mac REMICS,
Series 3325, Class NF
(SOFR30A plus 0.41%)
5.73%	08/15/35[1]	33,408	32,906
Freddie Mac REMICS,
Series 3895, Class BF
(SOFR30A plus 0.61%)
5.93%	07/15/41[1]	110,051	108,571
Freddie Mac REMICS,
Series 3946, Class FD
(SOFR30A plus 0.46%)
5.78%	04/15/41[1]	4,002	4,001
Freddie Mac Strips,
Series 263, Class F5
(SOFR30A plus 0.61%)
5.93%	06/15/42[1]	135,110	133,134
Ginnie Mae (TBA)
4.50%	04/20/54	825,000	792,925
5.00%	04/20/54	700,000	688,083
5.50%	05/20/54	425,000	424,468
Ginnie Mae II Pool 80546
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
3.75%	10/20/31[1]	3,669	3,607
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
3.88%	06/20/32[1]	47,471	47,171
Ginnie Mae II Pool 80614
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
3.63%	07/20/32[1]	4,714	4,653
Ginnie Mae II Pool 80687
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
3.88%	04/20/33[1]	38,320	37,669
Ginnie Mae II Pool 8684
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
3.63%	08/20/25[1]	3,036	3,013
Ginnie Mae II Pool MA0331
(US Treasury Yield Curve Rate T Note Constant Maturity 1-Year plus 1.50%)
3.63%	08/20/42[1]	37,205	36,807
Ginnie Mae,
Series 2004-2, Class FW
(CME Term SOFR 1-Month plus 1.51%)
6.84%	01/16/34[1]	232,011	232,972
Ginnie Mae,
Series 2009-92, Class FC
(CME Term SOFR 1-Month plus 0.91%)
6.24%	10/16/39[1]	56,101	56,503

See accompanying Notes to Financial Statements.

213 / Annual Report March 2024

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2010-19, Class FD
(CME Term SOFR 1-Month plus 0.56%)
5.89%	07/16/39[1]	$8,072	$8,088
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.99%, 0.60% Cap)
0.60%	06/16/37[1]	880,190	3,068
Ginnie Mae,
Series 2023-113, Class FD
(SOFR30A plus 1.35%)
6.50%	08/20/53[1]	527,378	528,481
Ginnie Mae,
Series 2023-116, Class FL
(SOFR30A plus 1.15%)
6.47%	08/20/53[1]	510,460	512,915
Ginnie Mae,
Series 2024-51, Class F
(SOFR30A plus 1.00%)
6.32%	03/20/54[1]	500,000	500,868
Ginnie Mae,
Series 2024-51, Class PF
(SOFR30A plus 1.00%)
6.32%	03/20/54[1]	600,000	600,956
Ginnie Mae,
Series 2024-51, Class TF
(SOFR30A plus 1.00%)
6.32%	03/20/54[1]	500,000	500,102
UMBS (TBA)
3.50%	04/01/39	425,000	403,800
4.00%	04/01/39	750,000	726,357
4.00%	04/01/54	850,000	787,379
4.50%	04/01/39	1,625,000	1,600,045
4.50%	04/01/54	825,000	785,845
5.00%	04/01/39	1,425,000	1,423,034
5.00%	04/01/54	750,000	731,865
5.50%	04/01/54	250,000	248,784

			13,996,753

Total Mortgage-Backed (Cost $23,014,208)			22,565,642

MUNICIPAL BONDS — 0.36%*

Massachusetts — 0.36%
Commonwealth of Massachusetts Revenue Bonds, Series B
4.11%	07/15/31	187,937	183,681

Total Municipal Bonds
(Cost $183,609)

U.S. TREASURY SECURITIES — 37.52%

U.S. Agency Discount Notes — 3.81%
U.S. International Development Finance Corp.,
Series 2
1.49%	08/15/31	2,172,973	1,930,164

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes — 33.71%
U.S. Treasury Notes
4.25%	03/15/27	$935,000	$930,873
4.50%	03/31/26	10,590,000	10,566,003
U.S. Treasury Notes (WI)
4.25%	02/28/29	2,175,000	2,178,738
4.25%	03/31/29	3,430,000	3,416,365

			17,091,979

Total U.S. Treasury Securities
(Cost $19,275,707)			19,022,143

Total Bonds — 108.23%
(Cost $55,559,924)			54,873,068

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 24.52%

Money Market Funds — 12.73%
Dreyfus Government Cash Management Fund
5.20%[8]		2,000,000	2,000,000
Fidelity Investments Money Market Funds - Government Portfolio
5.21%[8]		20,535	20,535
JPMorgan U.S. Government Money Market Fund
5.16%[8]		2,000,000	2,000,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio
5.22%[8]		2,433,000	2,433,000

			6,453,535

U.S. Treasury Bills — 11.79%
U.S. Treasury Bills
5.49%[9]	04/11/24	1,000,000	998,546
U.S. Treasury Bills (WI)
5.31%[9]	04/16/24	1,000,000	997,370
5.28%[9]	05/16/24	2,000,000	1,986,080
5.47%[9]	04/04/24	2,000,000	1,998,250

			5,980,246

Total Short-Term Investments
(Cost $12,436,079)			12,433,781

Total Investments - 132.75%
(Cost $67,996,003)			67,306,849

Liabilities in Excess of Other Assets - (32.75)%			(16,606,250)

Net Assets - 100.00%			$50,700,599

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2024.
[2]	Foreign denominated security issued by foreign domiciled entity.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 214

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2024

[5]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2024.
[6]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[7]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $9,388, which is 0.02% of total net assets.
[8]	Represents the current yield as of March 31, 2024.
[9]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EUR): Euro

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(MTN): Medium-Term Note

(REIT): Real Estate Investment Trust

(RFUCCT): Refinitiv USD IBOR Consumer Cash Fallback

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(TSFR): Term Secured overnight financing rate

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
GBP 217,000	USD 273,159	Citibank N.A.	04/12/24	$988
USD 524,102	EUR 476,000	Citibank N.A.	04/12/24	9,723
USD 24,208	EUR 22,000	Bank of America N.A.	04/12/24	435
USD 276,989	GBP 217,000	Citibank N.A.	04/12/24	2,841

				13,987

EUR 98,000	USD 106,645	Bank of America N.A.	04/12/24	(743)

NET UNREALIZED APPRECIATION				$13,244

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two-Year Note	125	06/28/24	$25,560,547	$(22,965)	$(22,965)
Euro-Schatz Future	1	06/06/24	114,156	26	26

			25,674,703	(22,939)	(22,939)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five-Year Note	128	06/28/24	(13,698,000)	(36,782)	(36,782)
U.S. Treasury Ten-Year Ultra Bond	20	06/18/24	(2,292,188)	(14,484)	(14,484)
U.S. Treasury Ultra Bond	2	06/18/24	(258,000)	(2,549)	(2,549)

			(16,248,188)	(53,815)	(53,815)

TOTAL FUTURES CONTRACTS			$9,426,515	$(76,754)	$(76,754)

See accompanying Notes to Financial Statements.

215 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BONDS – 104.18%

ASSET-BACKED SECURITIES — 14.00%**
321 Henderson Receivables VI LLC,
Series 2010-1A, Class B
9.31%	07/15/61[1]	$133,636	$138,056
Allegro CLO XII Ltd.,
Series 2020-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	01/21/32[1,2,3]	5,270,000	5,272,914
AMSR Trust,
Series 2020-SFR1, Class G
4.31%	04/17/37[1]	10,503,000	10,153,491
AMSR Trust,
Series 2020-SFR3, Class H
6.50%	09/17/37[1]	6,000,000	5,851,822
AMSR Trust,
Series 2022-SFR3, Class E1
4.00%	10/17/39[1]	10,000,000	9,099,312
Barings CLO Ltd.,
Series 2020-4A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.81%)
7.13%	01/20/32[1,2,3]	8,300,000	8,300,083
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(CME Term SOFR 1-Month plus 0.56%)
5.89%	04/25/35[1,2]	378,831	361,922
Blackrock Rainier CLO VI Ltd.,
Series 2021-6A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	04/20/33[1,2,3]	10,000,000	9,996,920
BlueMountain Fuji U.S. CLO I Ltd.,
Series 2017-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.08%	07/20/29[1,2,3]	5,500,000	5,497,305
Carvana Auto Receivables Trust,
Series 2021-N3, Class R
0.00%	06/12/28[1]	19,250	2,032,664
Carvana Auto Receivables Trust,
Series 2021-N4, Class R
0.00%	09/12/28[1]	26,800	1,585,475
Carvana Auto Receivables Trust,
Series 2021-P4, Class R
0.00%	09/11/28[1]	14,200	3,494,514
Carvana Auto Receivables Trust,
Series 2022-N1, Class R
0.00%	12/11/28[1]	71,000	5,151,171
Carvana Auto Receivables Trust,
Series 2022-P2, Class R
1.00%	05/10/29[1]	54,850	7,670,758
Carvana Auto Receivables Trust,
Series 2023-P3, Class R
0.00%	08/12/30[1]	16,200	3,463,857

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Cedar Funding XII CLO Ltd.,
Series 2020-12A, Class A1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.39%)
6.72%	10/25/34[1,2,3]	$1,000,000	$1,000,550
CIFC Funding 2014 Ltd.,
Series 2014-1A, Class BR2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.66%)
6.96%	01/18/31[1,2,3]	8,525,000	8,516,407
CIT Education Loan Trust,
Series 2007-1, Class B
(SOFR90A plus 0.56%)
5.91%	06/25/42[1,2]	1,092,989	960,192
Clover CLO LLC,
Series 2018-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.96%)
7.28%	04/20/32[1,2,3]	15,800,000	15,802,528
CoreVest American Finance Trust,
Series 2019-3, Class XA (IO)
2.02%	10/15/52[1,4]	3,633,876	50,562
CoreVest American Finance Trust,
Series 2020-1, Class A2
2.30%	03/15/50[1]	5,197,000	4,745,349
CoreVest American Finance Trust,
Series 2020-4, Class XA (IO)
3.81%	12/15/52[1,4]	16,488,974	846,785
CoreVest American Finance Trust,
Series 2020-4, Class XB (IO)
2.76%	12/15/52[1,4]	12,500,000	833,989
CoreVest American Finance Trust,
Series 2021-3, Class XA (IO)
2.38%	10/15/54[1,4]	66,179,472	3,208,288
DataBank Issuer,
Series 2021-1A, Class A2
2.06%	02/27/51[1]	6,047,860	5,524,067
Exeter Automobile Receivables Trust,
Series 2023-3A, Class D
6.68%	04/16/29	6,120,000	6,187,472
Flexential Issuer,
Series 2021-1A, Class C
6.93%	11/27/51[1]	9,755,000	8,741,916
FRTKL,
Series 2021-SFR1, Class G
4.11%	09/17/38[1]	9,435,000	8,393,599
GBX Leasing,
Series 2022-1, Class A
2.87%	02/20/52[1]	9,256,357	8,279,128
Global SC Finance II SRL,
Series 2014-1A, Class A2
(Barbados)
3.09%	07/17/29[1,3]	84,328	83,437
Goal Capital Funding Trust,
Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
6.04%	08/25/42[2]	200,801	189,135

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 216

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
GoldenTree Loan Management U.S. CLO 1 Ltd.,
Series 2021-9A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.08%	01/20/33[1,2,3]	$3,905,000	$3,899,260
Golub Capital Partners CLO 54M L.P,
Series 2021-54A, Class A
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.79%)
7.06%	08/05/33[1,2,3]	9,600,000	9,595,181
LAD Auto Receivables Trust,
Series 2023-3A,Class D
6.92%	12/16/30[1]	4,000,000	4,070,104
Madison Park Funding XXVII Ltd.,
Series 2018-27A, Class A2
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.61%)
6.93%	04/20/30[1,2,3]	2,530,000	2,524,702
Magnetite XXI Ltd.,
Series 2019-21A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.61%)
6.93%	04/20/34[1,2,3]	8,000,000	7,997,136
MetroNet,
Series 2023-3, Class A
7.95%	04/20/53[1,5,6]	2,650,000	2,665,217
Nelnet Student Loan Trust,
Series 2006-2, Class B
(SOFR90A plus 0.46%)
5.82%	01/25/38[2]	2,083,625	1,750,906
Neuberger Berman Loan Advisers CLO 24 Ltd.,
Series 2017-24A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.07%	04/19/30[1,2,3]	750,000	749,700
Octagon Investment Partners 46 Ltd.,
Series 2020-2A,Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.42%)
6.74%	07/15/36[1,2,3]	6,400,000	6,401,600
OHA Credit Funding 7 Ltd.,
Series 2020-7A, Class AR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.30%)
6.61%	02/24/37[1,2,3]	5,000,000	5,005,095
OHA Credit Funding 8 Ltd.,
Series 2021-8A, Class B1
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.76%)
7.06%	01/18/34[1,2,3]	6,650,000	6,647,739
Park Avenue Institutional Advisers CLO Ltd.,
Series 2021-1A, Class A2
(Cayman Islands)
(CME Term SOFR 3-Month plus 2.01%)
7.33%	01/20/34[1,2,3]	4,850,000	4,850,504

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
Progress Residential Trust,
Series 2020-SFR1, Class H
5.27%	04/17/37[1]	$7,100,000	$6,929,565
Progress Residential Trust,
Series 2021-SFR2, Class G
4.25%	04/19/38[1]	7,956,000	7,255,265
Progress Residential,
Series 2021-SFR1, Class F
2.76%	04/17/38[1]	4,237,000	3,847,431
Progress Residential,
Series 2021-SFR3, Class F
3.44%	05/17/26[1]	3,700,000	3,391,191
Progress Residential,
Series 2021-SFR3, Class G
4.25%	05/17/26[1]	15,752,000	14,315,205
Rad CLO 22 Ltd.,
Series 2023-22A, Class D
(Cayman Islands)
(CME Term SOFR 3-Month plus 5.00%)
10.37%	01/20/37[1,2,3]	3,940,000	4,018,918
Rad CLO 7 Ltd.,
Series 2020-7A, Class B1R
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.90%)
7.23%	04/17/36[1,2,3]	7,280,000	7,319,334
Regata XII Funding Ltd.,
Series 2019-1A, Class BR
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.86%)
7.18%	10/15/32[1,2,3]	3,890,000	3,892,517
RRE 15 Loan Management DAC,
Series 15X, Class A1
(Ireland)
(3-Month Euribor plus 1.75%)
5.69%	10/15/35[2,3]	5,000,000	5,418,306
Sabey Data Center Issuer LLC,
Series 2020-1, Class A2
3.81%	04/20/45[1]	7,905,000	7,715,202
Skyline Aircraft Finance LLC,
Series 2021-1, Class A
3.23%	05/10/37[4,5,6]	8,493,754	7,586,315
SLC Student Loan Trust,
Series 2004-1, Class B
(SOFR90A plus 0.55%)
5.91%	08/15/31[2]	260,147	221,762
SLM Student Loan EDC Repackaging Trust,
Series 2013-M1, Class M1R
0.00%	10/28/29[1]	6,250	2,452,376
SLM Student Loan Trust,
Series 2003-12, Class B
(SOFR90A plus 0.85%)
6.21%	12/15/68[2]	2,459,731	2,361,365
SLM Student Loan Trust,
Series 2003-4, Class A5D
(SOFR90A plus 1.01%)
6.37%	03/15/33[1,2]	1,197,090	1,169,418

See accompanying Notes to Financial Statements.

217 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2003-7, Class B
(SOFR90A plus 0.83%)
6.19%	09/15/39[2]	$1,727,839	$1,578,351
SLM Student Loan Trust,
Series 2004-10, Class B
(SOFR90A plus 0.63%)
5.99%	01/25/40[2]	6,165,667	5,756,042
SLM Student Loan Trust,
Series 2004-2, Class B
(SOFR90A plus 0.73%)
6.09%	07/25/39[2]	307,781	289,052
SLM Student Loan Trust,
Series 2005-3, Class B
(SOFR90A plus 0.41%)
5.77%	04/25/40[2]	2,026,456	1,913,045
SLM Student Loan Trust,
Series 2006-8, Class B
(SOFR90A plus 0.49%)
5.85%	01/25/41[2]	2,100,741	1,959,867
SLM Student Loan Trust,
Series 2007-7, Class B
(SOFR90A plus 1.01%)
6.37%	10/27/70[2]	2,195,000	2,037,315
SLM Student Loan Trust,
Series 2007-8, Class B
(SOFR90A plus 1.26%)
6.62%	04/27/83[2]	3,389,127	3,258,319
SLM Student Loan Trust,
Series 2008-2, Class B
(SOFR90A plus 1.46%)
6.82%	01/25/83[2]	1,000,000	960,768
SLM Student Loan Trust,
Series 2008-3, Class B
(SOFR90A plus 1.46%)
6.82%	04/26/83[2]	710,000	677,386
SLM Student Loan Trust,
Series 2008-4, Class A4
(SOFR90A plus 1.91%)
7.27%	07/25/22[2]	564,017	570,053
SLM Student Loan Trust,
Series 2008-4, Class B
(SOFR90A plus 2.11%)
7.47%	04/25/73[2]	710,000	715,748
SLM Student Loan Trust,
Series 2008-5, Class B
(SOFR90A plus 2.11%)
7.47%	07/25/73[2]	7,315,000	7,280,485
SLM Student Loan Trust,
Series 2008-6, Class A4
(SOFR90A plus 1.36%)
6.72%	07/25/23[2]	6,790,256	6,742,737
SLM Student Loan Trust,
Series 2008-6, Class B
(SOFR90A plus 2.11%)
7.47%	07/26/83[2]	710,000	675,310

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust,
Series 2008-7, Class B
(SOFR90A plus 2.11%)
7.47%	07/26/83[2]	$820,000	$769,586
SLM Student Loan Trust,
Series 2012-1, Class A3
(SOFR30A plus 1.06%)
6.38%	09/25/28[2]	497,443	481,575
SLM Student Loan Trust,
Series 2012-2, Class A
(SOFR30A plus 0.81%)
6.13%	01/25/29[2]	756,642	738,234
SLM Student Loan Trust,
Series 2012-7, Class B
(SOFR30A plus 1.91%)
7.23%	09/25/43[2]	2,200,000	2,025,550
SLM Student Loan Trust,
Series 2014-1, Class A3
(SOFR30A plus 0.71%)
6.03%	02/26/29[2]	659,533	635,274
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46[1]	1,275,468	1,275,468
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36[1]	961,955	985,872
Student Loan Consolidation Center Student Loan Trust I,
Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42[1,2]	150,000	138,622
TCI-Flatiron CLO Ltd.,
Series 2017-1A, Class B
(Cayman Islands)
(CME Term SOFR 3-Month plus 1.82%)
7.14%	11/18/30[1,2,3]	5,090,000	5,090,865
Textainer Marine Containers VII Ltd.,
Series 2020-3A, Class A
(Bermuda)
2.11%	09/20/45[1,3]	5,929,050	5,394,734
TIF Funding II LLC,
Series 2020-1A, Class A
2.09%	08/20/45[1]	2,607,550	2,365,281
TIF Funding II, LLC,
Series 2021-1A, Class B
2.54%	02/20/46[1]	2,957,563	2,515,167
Triton Container Finance VIII, LLC,
Series 2021-1A, Class B
2.58%	03/20/46[1]	2,283,425	1,953,079
Westlake Automobile Receivables Trust,
Series 2023-3A, Class D
6.47%	03/15/29[1]	9,640,000	9,754,915
Westlake Automobile Receivables Trust,
Series 2024-1A, Class D
6.02%	10/15/29[1]	6,390,000	6,416,764

Total Asset-Backed Securities
(Cost $398,698,183)			360,440,446

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 218

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS — 3.20%*

Automotive — 0.01%
First Brands Group LLC,
Term Loan B, 1st Lien
(SOFR plus 5.26%)
10.57%	03/30/27[2]	$342,387	$343,329

Communications — 0.18%
CCI Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.30%	12/17/27[2]	1,465,995	1,459,318
CSC Holdings LLC,
Term Loan B5, 1st Lien
(SOFR plus 2.50%)
7.94%	04/15/27[2]	901,495	817,462
Frontier Communications Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
8.62%	10/08/27[2]	510,864	510,386
New Insight Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 5.76%)
11.07%	12/20/24[2]	535,755	323,296
Zayo Group Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
8.44%	03/09/27[2]	563,487	496,029
(SOFR plus 4.33%)
9.66%	03/09/27[2]	1,037,091	932,874

			4,539,365

Consumer Discretionary — 0.18%
ADMI Corp.,
Term Loan B2, 1st Lien
(SOFR plus 3.49%)
8.82%	12/23/27[2]	560,045	541,143
City Brewing Co. LLC,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
8.32%	04/05/28[2]	1,601,517	1,257,623
Hanesbrands, Inc.,
Term Loan A, 1st Lien
(SOFR plus 2.60%)
7.93%	11/19/26[2]	739,077	728,915
Naked Juice, LLC,
Term Loan, 2nd Lien
(SOFR plus 6.10%)
11.00%	01/24/30[2]	1,110,195	910,010
Triton Water Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.51%)
8.23%	03/31/28[2]	1,201,781	1,190,671

			4,628,362

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Energy — 0.03%
NGL Energy Operating LLC,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.83%	02/03/31[2]	$720,064	$722,764

Entertainment — 0.02%
William Morris Endeavor Entertainment LLC,
Term Loan B1, 1st Lien
(SOFR plus 2.86%)
8.19%	05/16/25[2]	586,069	586,382

Finance — 0.06%
Avolon TLB Borrower 1 U.S. LLC,
Term Loan B6, 1st Lien
(SOFR plus 2.00%)
7.33%	06/22/28[2]	454,814	455,455
Deerfield Dakota Holding LLC,
Term Loan B, 1st Lien
(SOFR plus 3.75%)
9.06%	04/09/27[2]	198,140	197,411
Jane Street Group LLC,
Term Loan B, 1st Lien
(SOFR plus 2.61%)
7.94%	01/26/28[2]	962,530	964,094

			1,616,960

Food — 0.02%
8th Avenue Food & Provisions, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	10/01/25[2]	140,059	137,939
H-Food Holdings LLC,
Term Loan, 1st Lien
(SOFR plus 3.95%)
9.29%	05/23/25[2]	544,560	398,553

			536,492

Gaming — 0.10%
Caesars Entertainment, Inc.,
Term Loan B1, 1st Lien
(SOFR plus 2.75%)
8.04%	02/06/31[2]	1,219,307	1,221,782
Ontario Gaming Gta Ltd. Partnership,
Term Loan B, 1st Lien (Canada)
(SOFR plus 4.25%)
9.57%	08/01/30[2,3]	613,380	616,229
Penn National Gaming, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
7.66%	05/03/29[2]	603,169	604,490

			2,442,501

Health Care — 0.34%
Bausch + Lomb Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 3.35%)
8.68%	05/10/27[2,3]	309,165	306,305

See accompanying Notes to Financial Statements.

219 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Health Care (continued)
Carestream Dental Equipment, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
8.56%	09/01/24[2]	$2,538,231	$2,216,726
Carestream Dental, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.50%)
9.94%	09/01/24[2]	637,042	556,084
Genesee & Wyoming, Inc.,
Term Loan, 1st Lien
(SOFR plus 2.10%)
7.40%	12/30/26[2]	812,094	813,539
Grifols Worldwide Operations USA, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.15%)
7.46%	11/15/27[2]	1,264,585	1,227,198
Jazz Financing Lux SARL,
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 3.11%)
8.44%	05/05/28[2,3]	1,113,257	1,120,215
Medline Borrower LP,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
8.20%	10/23/28[2]	446,332	447,959
Organon & Co.,
Term Loan B, 1st Lien
(SOFR plus 3.11%)
7.75%	06/02/28[2]	393,480	395,366
Pathway Vet Alliance LLC,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	03/31/27[2]	1,111,045	978,070
Star Parent, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	09/27/30[2]	409,689	407,667
U.S. Renal Care, Inc.,
Term Loan, 1st Lien
(SOFR plus 5.11%)
10.44%	06/20/28[2]	207,215	180,622

			8,649,751

Health Care REITs — 0.11%
Aveanna Healthcare LLC,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.19%	07/17/28[2]	2,925,580	2,820,566

Industrials — 0.60%
Artera Services LLC,
Term Loan, 1st Lien
(SOFR plus 4.50%)
9.81%	02/15/31[2]	686,827	690,261
ASP Blade Holdings, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.56%	10/16/28[2]	513,824	466,038

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Industrials (continued)
Berry Global, Inc.,
Term Loan AA, 1st Lien
(SOFR plus 1.86%)
7.18%	07/01/29[2]	$1,771,974	$1,773,250
Coherent Corp.,
Term Loan B, 1st Lien
(SOFR plus 2.86%)
7.38% - 7.67%	07/02/29[2]	397,680	398,973
DTI Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.75%)
10.06%	04/26/29[2]	241,306	241,608
Filtration Group Corp.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.69%	10/21/28[2]	325,931	327,338
Michaels Cos., Inc. (The),
Term Loan, 1st Lien
(SOFR plus 4.51%)
9.82%	04/15/28[2]	3,403,750	3,062,609
Patriot Container Corp.,
Term Loan B, 1st Lien
(SOFR plus 3.85%)
9.18%	03/20/25[2]	153,204	148,935
Term Loan, 2nd Lien
(SOFR plus 7.75%)
13.08%	03/20/26[2]	637,132	554,305
Plaze, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	08/03/26[2]	3,386,250	3,343,922
Term Loan B, 1st Lien (Luxembourg)
(SOFR plus 3.61%)
8.94%	08/03/26[2,3]	1,676,449	1,655,493
ProAmpac PG Borrower LLC,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.80% - 9.82%	09/15/28[2]	1,346,110	1,350,149
Transdigm, Inc.,
Term Loan I, 1st Lien
(SOFR plus 2.75%)
8.08%	08/24/28[2]	1,478,897	1,485,604

			15,498,485

Information Technology — 0.70%
Arches Buyer, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.35%)
8.68%	12/06/27[2]	585,233	568,206
Athenahealth Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.25%)
8.25%	02/15/29[2]	438,583	435,535

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 220

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Information Technology (continued)
Buzz Merger Sub Ltd.,
Term Loan B, 1st Lien
(SOFR plus 2.85%)
8.18%	01/29/27[2]	$349,907	$351,110
Central Parent LLC,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.31%	07/06/29[2]	673,251	676,018
CT Technologies Intermediate Holdings, Inc.,
Term Loan, 1st Lien
(SOFR plus 4.36%)
9.69%	12/16/25[2]	921,500	920,924
EagleView Technology Co.,
Term Loan B, 1st Lien
(SOFR plus 3.76%)
9.06%	08/14/25[2]	5,051,722	4,918,659
Gainwell Acquisition Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
8.72% - 8.99%	10/01/27[2]	2,192,030	2,100,787
Magnite, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.50%)
9.60% - 9.82%	02/06/31[2]	276,382	277,189
MH Sub I LLC,
Term Loan B3, 1st Lien
(SOFR plus 4.25%)
9.58%	05/03/28[2]	281,536	280,191
NortonLifeLock, Inc.,
Term Loan A2, 1st Lien
(SOFR plus 1.85%)
7.18%	09/10/27[2]	1,326,161	1,324,364
Open Text Corp.,
Term Loan B, 1st Lien (Canada)
(SOFR plus 1.85%)
7.18%	05/30/25[2,3]	227,622	228,120
(SOFR plus 2.85%)
8.18%	01/31/30[2,3]	416,052	417,236
Oracle Corp.,
Term Loan A1, 1st Lien
(SOFR plus 0.60%)
6.46%	08/16/27[2]	1,656,374	1,658,444
Renaissance Holding Corp.,
Term Loan, 1st Lien
(SOFR plus 4.25%)
9.58%	04/05/30[2]	599,174	601,047
Spin Holdco, Inc.,
Term Loan B, 1st Lien
(SOFR plus 4.26%)
9.59%	03/03/28[2]	2,160,658	2,006,549
Xerox Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.00%)
9.33%	11/15/29[2]	1,222,707	1,229,970

			17,994,349

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Insurance — 0.14%
Acrisure LLC,
Term Loan B1, 1st Lien
(SOFR plus 3.50%)
8.94%	02/15/27[2]	$1,112,343	$1,113,038
Asurion LLC,
Term Loan B10, 1st Lien
(SOFR plus 4.10%)
8.91%	08/19/28[2]	985,000	951,141
Term Loan B4, 2nd Lien
(SOFR plus 5.25%)
10.58%	01/20/29[2]	300,000	269,836
Term Loan B8, 1st Lien
(SOFR plus 3.36%)
8.69%	12/23/26[2]	1,319,633	1,296,065

			3,630,080

Materials — 0.14%
Chemours Co. (The),
Term Loan B3, 1st Lien
(SOFR plus 3.50%)
8.83%	08/18/28[2]	512,475	511,706
Herens U.S. Holdco Corp.,
Term Loan B, 1st Lien
(SOFR plus 4.03%)
9.33%	07/03/28[2]	1,687,861	1,593,298
Schweitzer-Mauduit International, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.86%)
9.19%	04/20/28[2]	1,567,868	1,570,486

			3,675,490

Office REITs — 0.09%
Rent-A-Center, Inc.,
Term Loan B, 1st Lien
(SOFR plus 3.68%)
8.12%	02/17/28[2]	2,240,984	2,244,244

Retail — 0.27%
1011778 BC Unlimited Liability Co.,
Term Loan B5, 1st Lien (Canada)
(SOFR plus 2.25%)
7.58%	09/20/30[2,3]	410,174	410,430
AmWINS Group, Inc.,
Term Loan B, 1st Lien
(SOFR plus 2.36%)
7.69%	02/19/28[2]	2,714,363	2,717,756
BW Gas & Convenience Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 3.61%)
8.94%	03/31/28[2]	3,501,000	3,479,119
KFC Holding Co.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.19%	03/15/28[2]	458,187	458,494

			7,065,799

See accompanying Notes to Financial Statements.

221 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

BANK LOANS (continued)

Services — 0.16%
Amentum Government Services Holdings LLC,
Term Loan B, 1st Lien
(SOFR plus 4.11%)
8.63%	01/29/27[2]	$1,291,247	$1,296,089
Clean Harbors, Inc.,
Term Loan B, 1st Lien
(SOFR plus 1.86%)
7.19%	10/08/28[2]	1,158,737	1,162,358
Element Materials Technology Group U.S. Holdings, Inc.,
Delayed-Draw Term Loan, 1st Lien
(SOFR plus 4.35%)
9.66%	07/06/29[2]	122,826	123,082
Term Loan B, 1st Lien
(SOFR plus 4.35%)
9.66%	07/06/29[2]	266,122	266,677
Pre-Paid Legal Services, Inc.,
Term Loan, 1st Lien
(SOFR plus 3.86%)
9.18%	12/15/28[2]	533,384	531,526
Trans Union LLC,
Term Loan B, 1st Lien
(SOFR plus 2.00%)
7.33%	12/01/28[2]	600,346	600,760
TruGreen LP,
Term Loan B, 1st Lien
(SOFR plus 4.10%)
9.43%	11/02/27[2]	169,937	165,742

			4,146,234

Specialized REITs — 0.05%
Greystar Real Estate Partners LLC,
Term Loan B1, 1st Lien
(SOFR plus 3.25%)
8.58%	08/21/30[2]	1,300,076	1,303,326

Total Bank Loans
(Cost $83,176,974)			82,444,479

CORPORATES — 20.80%*

Banking — 4.40%
Bank of America Corp.
1.73%	07/22/27[4]	611,000	563,671
Bank of America Corp.
(MTN)
1.32%	06/19/26[4]	4,222,000	4,013,269
1.92%	10/24/31[4]	7,570,000	6,182,880
2.09%	06/14/29[4]	8,194,000	7,245,039
(CME Term SOFR 3-Month plus 0.91%)
6.25%	12/01/26[2]	4,400,000	4,286,923
Bank of America Corp.,
Series N
1.66%	03/11/27[4]	11,114,000	10,360,857
Bank of America Corp.,
Series RR
4.38%[4,7]		2,340,000	2,205,437

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Banking (continued)
HSBC Holdings PLC
(United Kingdom)
2.10%	06/04/26[3,4]	$2,480,000	$2,379,238
2.21%	08/17/29[3,4]	5,275,000	4,625,870
4.76%	06/09/28[3,4]	2,260,000	2,216,781
JPMorgan Chase & Co.
1.56%	12/10/25[4]	19,055,000	18,528,930
1.58%	04/22/27[4]	10,250,000	9,507,350
1.95%	02/04/32[4]	1,415,000	1,153,377
2.07%	06/01/29[4]	510,000	452,240
2.55%	11/08/32[4]	1,605,000	1,336,756
2.58%	04/22/32[4]	175,000	147,906
Lloyds Banking Group PLC
(United Kingdom)
3.57%	11/07/28[3,4]	2,130,000	1,998,348
3.87%	07/09/25[3,4]	4,000,000	3,979,313
PNC Financial Services Group, Inc. (The)
5.07%	01/24/34[4]	2,945,000	2,853,452
6.88%	10/20/34[4]	2,405,000	2,635,398
Santander UK Group Holdings PLC
(United Kingdom)
1.67%	06/14/27[3,4]	2,620,000	2,398,440
U.S. Bancorp
3.70%[4,7]		1,980,000	1,715,729
4.84%	02/01/34[4]	4,320,000	4,104,320
5.68%	01/23/35[4]	630,000	636,673
5.84%	06/12/34[4]	900,000	918,295
Wells Fargo & Co.
(MTN)
2.16%	02/11/26[4]	4,550,000	4,414,812
2.57%	02/11/31[4]	1,406,000	1,212,244
3.35%	03/02/33[4]	12,925,000	11,211,733

			113,285,281

Communications — 1.76%
C&W Senior Finance Ltd.
(Cayman Islands)
6.88%	09/15/27[1,3]	300,000	283,860
Cable One, Inc.
4.00%	11/15/30[1]	1,592,000	1,245,740
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.80%	03/01/50	4,765,000	3,530,236
5.38%	05/01/47	3,050,000	2,466,040
5.75%	04/01/48	2,347,000	1,977,916
6.65%	02/01/34	800,000	820,334
Charter Communications Operating, LLC/Charter
Communications Operating Capital
5.25%	04/01/53	1,000,000	792,842
CommScope, Inc.
4.75%	09/01/29[1]	1,430,000	1,029,600
CSC Holdings LLC
4.63%	12/01/30[1]	500,000	253,750
5.38%	02/01/28[1]	650,000	559,639
6.50%	02/01/29[1]	2,353,000	1,995,710
7.50%	04/01/28[1]	2,522,000	1,702,088

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 222

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Communications (continued)
11.25%	05/15/28[1]	$1,000,000	$992,279
11.75%	01/31/29[1]	196,000	196,245
Frontier Communications Holdings LLC
6.75%	05/01/29[1]	3,140,000	2,801,774
8.63%	03/15/31[1]	1,854,000	1,894,773
Global Switch Finance BV
(EMTN)
(Netherlands)
1.38%	10/07/30[3]	4,505,000	4,509,496
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
4.75%	04/30/27[1]	1,396,000	1,430,900
6.00%	02/15/28[1]	444,000	457,320
SES GLOBAL Americas Holdings, Inc.
5.30%	03/25/44[1]	7,494,000	5,739,285
TDC Net A/S,
(EMTN)
(Germany)
6.50%	06/01/31[3]	500,000	583,217
Tele Columbus AG,
Series REGS
(Georgia)
10.00%	03/19/29[3,8]	2,240,000	1,688,602
Time Warner Cable LLC
5.50%	09/01/41	4,443,000	3,702,281
VZ Secured Financing BV
(Netherlands)
5.00%	01/15/32[1,3]	2,495,000	2,144,088
VZ Secured Financing BV,
Series REGS
(Netherlands)
3.50%	01/15/32[3]	2,800,000	2,658,776

			45,456,791

Consumer Discretionary — 1.47%
Bacardi Ltd.
(Bermuda)
5.15%	05/15/38[1,3]	1,500,000	1,433,551
BAT Capital Corp.
4.76%	09/06/49	7,059,000	5,624,101
Becle, SAB de CV
(Mexico)
2.50%	10/14/31[1,3]	4,450,000	3,545,115
Everi Holdings, Inc.
5.00%	07/15/29[1]	1,296,000	1,286,280
Imperial Brands Finance PLC
(United Kingdom)
3.13%	07/26/24[1,3]	1,500,000	1,487,179
4.25%	07/21/25[1,3]	1,880,000	1,847,195
Philip Morris International, Inc.
1.45%	08/01/39	495,000	372,079
Reynolds American, Inc.
5.85%	08/15/45	7,245,000	6,746,488
Spectrum Brands, Inc.
3.88%	03/15/31[1]	1,765,000	1,704,932
Triton Water Holdings, Inc.
6.25%	04/01/29[1]	117,000	106,823

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Consumer Discretionary (continued)
WarnerMedia Holdings, Inc.
5.05%	03/15/42	$7,970,000	$6,849,871
5.14%	03/15/52	8,287,000	6,888,718

			37,892,332

Diversified REITs — 0.97%
American Assets Trust LP
3.38%	02/01/31	4,005,000	3,274,574
American Tower Corp.
1.00%	01/15/32	1,435,000	1,269,004
2.70%	04/15/31	3,045,000	2,579,398
CapitaLand Ascendas REIT
(EMTN)
(Slovenia)
0.75%	06/23/28[3]	525,000	491,370
Digital Dutch Finco BV
(Netherlands)
1.00%	01/15/32[3]	2,600,000	2,232,161
Digital Intrepid Holding BV
(Netherlands)
1.38%	07/18/32[3]	1,000,000	876,248
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29	2,280,000	2,252,617
5.75%	06/01/28	6,241,000	6,250,543
VICI Properties LP
4.95%	02/15/30	450,000	435,177
5.13%	05/15/32	2,441,000	2,338,743
VICI Properties LP/VICI Note Co., Inc.
3.88%	02/15/29[1]	1,120,000	1,031,753
4.13%	08/15/30[1]	113,000	102,807
4.63%	06/15/25[1]	250,000	246,565
Vonovia SE
(Georgia)
1.00%	06/16/33[3]	300,000	245,108
2.25%	04/07/30[3]	300,000	294,287
Vonovia SE
(EMTN)
(Georgia)
0.75%	09/01/32[3]	1,100,000	902,494
Vonovia SE,
(EMTN)
(Georgia)
5.00%	11/23/30[3]	200,000	227,284

			25,050,133

Electric — 1.14%
Alliant Energy Finance, LLC
3.60%	03/01/32[1]	8,130,000	7,204,501
Cleco Power LLC
6.00%	12/01/40	825,000	831,315
Comision Federal de Electricidad,
Series REGS
(Mexico)
3.88%	07/26/33[3]	650,000	529,100
Dominion Energy, Inc.
5.75%	10/01/54[4]	2,515,000	2,511,955

See accompanying Notes to Financial Statements.

223 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Electric (continued)
Duke Energy Corp.
3.85%	06/15/34	$3,840,000	$4,117,527
FirstEnergy Pennsylvania Electric Co.
4.00%	04/15/25[1]	2,625,000	2,561,368
FirstEnergy Transmission LLC
2.87%	09/15/28[1]	3,153,000	2,876,920
Mong Duong Finance Holdings BV,
Series REGS
(Netherlands)
5.13%	05/07/29[3]	322,802	308,848
Southwestern Electric Power Co.,
Series M
4.10%	09/15/28	2,190,000	2,101,196
TenneT Holding BV
(EMTN)
(Netherlands)
2.75%	05/17/42[3]	1,670,000	1,691,673
4.50%	10/28/34[3]	645,000	765,953
4.75%	10/28/42[3]	3,075,000	3,820,858

			29,321,214

Energy — 1.18%
Ecopetrol SA
(Colombia)
8.88%	01/13/33[3]	780,000	825,518
Energy Transfer LP,
Series B
6.63%[4,7]		3,251,000	3,048,307
Energy Transfer Operating LP
5.30%	04/15/47	1,000,000	911,447
Galaxy Pipeline Assets Bidco Ltd.
(United Kingdom)
2.16%	03/31/34[1,3]	1,698,880	1,464,435
Global Partners LP/GLP Finance Corp.
6.88%	01/15/29	800,000	794,300
KazMunayGas National Co. JSC,
Series REGS
(Kazakhstan)
3.50%	04/14/33[3]	1,586,000	1,322,565
4.75%	04/19/27[3]	205,000	199,773
KazMunayGas National Co. JSC,
Series REGS (EMTN)
(Kazakhstan)
5.38%	04/24/30[3]	2,424,000	2,382,676
National Gas Transmission PLC,
(EMTN)
(United Kingdom)
4.25%	04/05/30[3]	970,000	1,078,727
NGL Energy Operating LLC/NGL Energy Finance Corp.
8.38%	02/15/32[1]	1,080,000	1,108,402
Pertamina Persero PT
(Indonesia)
3.10%	08/27/30[1,3]	4,079,000	3,611,955
Petroleos Mexicanos
(Mexico)
6.35%	02/12/48[3]	652,000	416,539

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Energy (continued)
6.75%	09/21/47[3]	$1,598,000	$1,059,474
QazaqGaz NC JSC,
Series REGS
(Kazakhstan)
4.38%	09/26/27[3]	650,000	613,015
Southern Co. Gas Capital Corp.
3.88%	11/15/25	2,410,000	2,349,750
Southern Gas Corridor CJSC,
Series REGS
(Azerbaijan)
6.88%	03/24/26[3]	2,776,000	2,809,312
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26	3,846,000	3,677,738
Venture Global LNG, Inc.
9.50%	02/01/29[1]	1,311,000	1,414,275
9.88%	02/01/32[1]	1,300,000	1,402,384

			30,490,592

Finance — 2.95%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
(Ireland)
3.00%	10/29/28[3]	10,100,000	9,144,020
American Express Co.,
Series D
3.55%[4,7]		2,350,000	2,181,094
Avolon Holdings Funding Ltd.
(Cayman Islands)
2.53%	11/18/27[1,3]	5,278,000	4,696,971
2.88%	02/15/25[1,3]	3,555,000	3,460,964
Charles Schwab Corp. (The)
Series K
5.00%[4,7]		2,020,000	1,936,291
Citigroup, Inc.
0.98%	05/01/25[4]	5,930,000	5,904,162
2.98%	11/05/30[4]	2,380,000	2,114,998
3.06%	01/25/33[4]	2,543,000	2,161,794
Gaci First Investment Co.
(Cayman Islands)
5.25%	10/13/32[3]	650,000	657,433
GGAM Finance Ltd.
(Cayman Islands)
6.88%	04/15/29[1,3]	945,000	953,809
8.00%	06/15/28[1,3]	644,000	672,175
Goldman Sachs Group, Inc. (The)
1.95%	10/21/27[4]	4,295,000	3,950,842
(SOFR Rate plus 0.49%)
5.84%	10/21/24[2]	5,565,000	5,568,743
Goldman Sachs Group, Inc. (The),
Series VAR
1.09%	12/09/26[4]	16,885,000	15,682,432
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%	02/01/29	721,000	616,318
5.25%	05/15/27	1,448,000	1,346,640
9.75%	01/15/29[1]	2,065,000	2,155,292
Morgan Stanley
0.79%	05/30/25[4]	1,395,000	1,382,129

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 224

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Finance (continued)
2.48%	09/16/36[4]	$2,505,000	$1,980,882
Morgan Stanley
(GMTN)
2.95%	05/07/32[4]	3,250,000	3,375,980
Morgan Stanley
(MTN)
1.16%	10/21/25[4]	2,382,000	2,320,083
Nationwide Building Society
(United Kingdom)
2.97%	02/16/28[1,3,4]	3,835,000	3,579,128

			75,842,180

Food — 0.86%
ELO SACA
(EMTN)
(France)
6.00%	03/22/29[3]	3,500,000	3,836,769
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%	06/01/26[1]	3,012,000	225,900
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl
(Canada)
6.75%	03/15/34[1,3]	3,955,000	4,159,494
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
(Canada)
3.00%	05/15/32[3]	2,940,000	2,390,225
3.75%	12/01/31[3]	796,000	690,224
6.50%	12/01/52[3]	1,555,000	1,540,552
Pilgrim’s Pride Corp.
3.50%	03/01/32	382,000	324,252
4.25%	04/15/31	2,000,000	1,806,528
6.25%	07/01/33	2,975,000	3,048,159
6.88%	05/15/34	360,000	384,302
Smithfield Foods, Inc.
2.63%	09/13/31[1]	4,690,000	3,675,375

			22,081,780

Health Care — 1.36%
1375209 BC Ltd.
(Canada)
9.00%	01/30/28[1,3]	2,506,000	2,458,606
Bayer U.S. Finance II LLC
4.38%	12/15/28[1]	3,059,000	2,880,793
4.63%	06/25/38[1]	2,775,000	2,311,782
4.88%	06/25/48[1]	1,915,000	1,540,361
5.50%	08/15/25[1]	2,000,000	1,985,212
Bayer U.S. Finance LLC
6.88%	11/21/53[1]	3,643,000	3,744,295
CAB SELAS,
Series REGS
(France)
3.38%	02/01/28[3]	1,080,000	1,057,983
Cano Health LLC
6.25%	10/01/28[1,5,6,9,10]	1,076,000	936
Catalent Pharma Solutions, Inc.
3.50%	04/01/30[1]	2,981,000	2,841,697

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Health Care (continued)
Ephios Subco 3 SARL
(Luxembourg)
7.88%	01/31/31[1,3]	$360,000	$409,193
Fresenius Finance Ireland PLC
(EMTN)
(Ireland)
0.88%	10/01/31[3]	1,000,000	878,971
Grifols SA,
Series REGS
(Spain)
3.20%	05/01/25[3]	1,025,000	1,022,653
3.88%	10/15/28[3]	2,940,000	2,516,767
Kedrion SpA
(Italy)
6.50%	09/01/29[1,3]	3,600,000	3,284,723
Medtronic Global Holdings SCA
(Luxembourg)
3.38%	10/15/34[3]	900,000	974,770
ModivCare Escrow Issuer, Inc.
5.00%	10/01/29[1]	5,122,000	3,720,433
Prime Healthcare Services, Inc.
7.25%	11/01/25[1]	1,551,000	1,554,877
Universal Health Services, Inc.
1.65%	09/01/26	1,500,000	1,367,582
2.65%	01/15/32	590,000	483,040

			35,034,674

Health Care REITs — 0.19%
Healthcare Reality Holdings LP
2.00%	03/15/31	175,000	139,267
3.50%	08/01/26	2,257,000	2,153,997
Healthcare Realty Holdings LP
2.05%	03/15/31	391,000	303,432
3.63%	01/15/28	625,000	578,032
3.88%	05/01/25	1,695,000	1,658,006

			4,832,734

Industrial REITs — 0.09%
LXP Industrial Trust
2.70%	09/15/30	2,000,000	1,673,990
Prologis Euro Finance LLC,
(EMTN)
4.25%	01/31/43	610,000	665,109

			2,339,099

Industrials — 1.01%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
(Canada)
4.13%	08/15/26[1,3]	887,000	805,675
5.25%	08/15/27[1,3]	4,441,000	2,798,302
Artera Services LLC
8.50%	02/15/31[1]	875,000	897,726
Berry Global, Inc.
1.65%	01/15/27	105,000	95,386
4.88%	07/15/26[1]	1,195,000	1,171,977
5.65%	01/15/34[1]	2,300,000	2,290,105

See accompanying Notes to Financial Statements.

225 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Industrials (continued)
Boeing Co. (The)
5.81%	05/01/50	$2,690,000	$2,547,583
General Electric Co.
(MTN)
(CME Term SOFR 3-Month plus 0.74%)
6.05%	08/15/36[2]	10,370,000	9,631,749
Honeywell International, Inc.
3.75%	03/01/36	1,670,000	1,822,797
OT Merger Corp.
7.88%	10/15/29[1]	5,555,000	4,007,446

			26,068,746

Information Technology — 0.27%
Open Text Corp.
(Canada)
6.90%	12/01/27[1,3]	5,545,000	5,724,658
RingCentral, Inc.
8.50%	08/15/30[1]	1,195,000	1,243,498

			6,968,156

Insurance — 0.98%
Acrisure LLC/Acrisure Finance, Inc.
6.00%	08/01/29[1]	2,272,000	2,090,240
Athene Global Funding
1.99%	08/19/28[1]	3,980,000	3,447,863
2.72%	01/07/29[1]	1,535,000	1,355,715
3.21%	03/08/27[1]	2,225,000	2,080,428
Farmers Exchange Capital
7.20%	07/15/48[1]	150,000	138,602
Farmers Exchange Capital II
6.15%	11/01/53[1,4]	2,500,000	2,232,913
Farmers Insurance Exchange
4.75%	11/01/57[1,4]	3,800,000	2,821,160
8.63%	05/01/24[1]	942,000	943,019
Nationwide Mutual Insurance Co.
7.88%	12/15/24[1,4]	3,825,000	3,825,355
Teachers Insurance & Annuity Association of America
4.38%	09/15/54[1,4]	6,470,000	6,367,070

			25,302,365

Materials — 0.61%
ASP Unifrax Holdings, Inc.
5.25%	09/30/28[1]	2,460,000	1,590,346
Corp. Nacional del Cobre de Chile,
Series REGS
(Chile)
5.13%	02/02/33[3]	3,232,000	3,074,925
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia
Persero PT,
Series REGS
(Indonesia)
5.45%	05/15/30[3]	3,600,000	3,562,560
International Flavors & Fragrances, Inc.
2.30%	11/01/30[1]	7,835,000	6,512,114
3.27%	11/15/40[1]	130,000	92,643
3.47%	12/01/50[1]	605,000	403,536
4.38%	06/01/47	150,000	116,300

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Materials (continued)
5.00%	09/26/48	$320,000	$273,888

			15,626,312

Office REITs — 0.15%
Hudson Pacific Properties LP
3.25%	01/15/30	1,655,000	1,277,314
3.95%	11/01/27	2,852,000	2,529,231
4.65%	04/01/29	85,000	72,498

			3,879,043

Residential REITs — 0.23%
American Homes 4 Rent LP
4.30%	04/15/52	3,234,000	2,552,261
Invitation Homes Operating Partnership LP
2.70%	01/15/34	3,325,000	2,636,258
4.15%	04/15/32	144,000	131,873
5.50%	08/15/33	525,000	523,254

			5,843,646

Retail — 0.27%
Ferrellgas LP/Ferrellgas Finance Corp.
5.88%	04/01/29[1]	2,874,000	2,741,940
Michaels Cos., Inc. (The)
7.88%	05/01/29[1]	5,775,000	4,338,141

			7,080,081

Services — 0.31%
Adtalem Global Education, Inc.
5.50%	03/01/28[1]	1,325,000	1,270,188
Global Payments, Inc.
4.88%	03/17/31	1,255,000	1,431,071
Hertz Corp. (The)
5.00%	12/01/29[1]	1,650,000	1,278,750
WASH Multifamily Acquisition, Inc.
5.75%	04/15/26[1]	605,000	591,624
Waste Pro USA, Inc.
5.50%	02/15/26[1]	605,000	596,372
Worldline SA
(France)
0.00%	07/30/26[3,11]	28,200	2,759,198

			7,927,203

Specialized REITs — 0.46%
Add Hero Holdings Ltd.,
Series IAI
(United Kingdom)
8.50%	09/30/29[3,12]	411,561	11,561
9.00%	09/30/30[3,13]	316,586	7,915
9.80%	09/30/31[3,14]	411,561	9,309
Annington Funding PLC
(EMTN)
(United Kingdom)
2.31%	10/06/32[3]	1,800,000	1,788,798
3.18%	07/12/29[3]	595,000	674,926

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 226

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Specialized REITs (continued)
Blackstone Property Partners Europe Holdings SARL
(EMTN)
(Luxembourg)
1.00%	05/04/28[3]	$1,340,000	$1,251,984
1.63%	04/20/30[3]	1,355,000	1,221,274
1.75%	03/12/29[3]	1,225,000	1,153,994
China Aoyuan Group Ltd.,
Series IAI
(Cayman Islands)
0.00%	09/30/28[3,11]	58,465	1,170
5.50%	09/30/31[3,8]	239,908	3,644
China Aoyuan Group Ltd.,
Series IAI (STEP-reset date 09/30/24)
(Cayman Islands)
0.00%[3,7]		654,163	13,083
China SCE Group Holdings Ltd.
(Cayman Islands)
7.00%	05/02/25[3,5,6,9,10]	1,070,000	61,525
Extra Space Storage LP
2.35%	03/15/32	2,750,000	2,202,006
LEG Immobilien SE
(EMTN)
(Georgia)
0.88%	03/30/33[3]	400,000	330,296
1.50%	01/17/34[3]	100,000	85,492
Realty Income Corp.
4.88%	07/06/30	710,000	813,213
5.13%	07/06/34	1,505,000	1,775,915
Sunac China Holdings Ltd.
(Cayman Islands)
1.00%	09/30/32[1,3,5,6,8]	354,827	23,064
6.00%	09/30/25[1,3,5,6,15]	294,186	34,567
6.25%	09/30/26[1,3,5,6,16]	294,543	30,780
6.50%	09/30/27[1,3,5,6,17]	589,800	54,262
6.75%	09/30/28[1,3,5,6,18]	885,773	72,633
7.00%	09/30/29[1,3,5,6,19]	886,844	64,296
7.25%	09/30/30[1,3,5,6,20]	417,092	26,902
Times China Holdings Ltd.
(Cayman Islands)
6.75%	07/08/25[3,5,6,9,10]	1,040,000	29,969
Zhenro Properties Group Ltd.
(Cayman Islands)
6.63%	01/07/26[3,5,6,9,10]	1,810,000	29,268

			11,771,846

Transportation — 0.07%
American Airlines Pass-Through Trust,
Series 2015-2, Class AA
3.60%	09/22/27	1,761,185	1,668,098
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24	42,483	42,483

			1,710,581

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)

Water — 0.07%
Thames Water Utilities Finance PLC
(EMTN)
(United Kingdom)
4.38%	01/18/31[3]	$1,695,000	$1,707,107

Total Corporates (Cost $563,382,729)			535,511,896

FOREIGN GOVERNMENT OBLIGATIONS — 1.84%
Foreign Government Obligations — 1.84%
Brazilian Government International Bond
(Brazil)
6.00%	10/20/33[3]	1,230,000	1,220,529
6.13%	03/15/34[3]	1,310,000	1,297,817
Colombia Government International Bond
(Colombia)
3.00%	01/30/30[3]	1,598,000	1,325,062
3.13%	04/15/31[3]	2,027,000	1,623,424
8.00%	04/20/33[3]	200,000	211,720
Costa Rica Government International Bond,
Series REGS
(Costa Rica)
6.55%	04/03/34[3]	650,000	673,530
Dominican Republic International Bond
(Dominican Republic)
4.50%	01/30/30[1,3]	3,900,000	3,558,750
Dominican Republic International Bond,
Series REGS
(Dominican Republic)
4.88%	09/23/32[3]	600,000	538,966
Finance Department Government of Sharjah
(United Arab Emirates)
6.50%	11/23/32[1,3]	1,629,000	1,694,323
Guatemala Government Bond,
Series REGS
(Guam)
5.25%	08/10/29[3]	3,050,000	2,959,044
Hungary Government International Bond
(Hungary)
2.13%	09/22/31[1,3]	4,200,000	3,340,680
Mexico Government International Bond
(Mexico)
2.66%	05/24/31[3]	4,731,000	3,958,475
6.35%	02/09/35[3]	2,850,000	2,944,335
Oman Government International Bond,
Series REGS
(Oman)
5.63%	01/17/28[3]	2,640,000	2,656,896
Panama Government International Bond
(Panama)
2.25%	09/29/32[3]	1,000,000	716,452
3.16%	01/23/30[3]	3,321,000	2,767,846
Paraguay Government International Bond,
Series REGS
(Papua New Guinea)
4.95%	04/28/31[3]	2,185,000	2,111,365

See accompanying Notes to Financial Statements.

227 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Foreign Government Obligations (continued)
Peruvian Government International Bond
(Peru)
2.78%	01/23/31[3]	$3,860,000	$3,318,828
Republic of Poland Government International Bond
(Poland)
4.88%	10/04/33[3]	2,670,000	2,633,154
Republic of South Africa Government International Bond
(South Africa)
4.30%	10/12/28[3]	827,000	744,217
4.85%	09/30/29[3]	1,283,000	1,153,037
5.88%	06/22/30[3]	875,000	812,700
5.88%	04/20/32[3]	1,064,000	960,324
Romanian Government International Bond
(Romania)
6.63%	02/17/28[1,3]	450,000	464,625
Romanian Government International Bond,
Series REGS
(Romania)
3.00%	02/14/31[3]	4,400,000	3,699,960

Total Foreign Government Obligations (Cost $50,658,215)			47,386,059

MORTGAGE-BACKED — 63.21%**
Non-Agency Commercial Mortgage-Backed — 9.32%
1345 Avenue of the Americas & Park Avenue Plaza Trust,
Series 2005-1, Class A3
5.28%	08/10/35[1]	7,801,704	7,439,327
245 Park Avenue Trust,
Series 2017-245P, Class A
3.51%	06/05/37[1]	5,000,000	4,595,347
A10 Bridge Asset Financing,
Series 2021-D, Class A1FL
(SOFR30A plus 1.45%)
6.77%	10/01/38[1,2]	3,301,536	3,197,645
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2015-200P, Class D
3.60%	04/14/33[1,4]	3,407,500	3,225,238
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2015-200P, Class F
3.60%	04/14/33[1,4]	4,000,000	3,728,785
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2018-PARK, Class A
4.09%	08/10/38[1,4]	7,985,000	7,407,446
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BHP3, Class A
(CME Term SOFR 1-Month plus 2.01%)
7.34%03/15/37[1,2]		5,000,000	5,005,790
Banc of America Merrill Lynch Commercial Mortgage Trust,
Series 2020-BOC, Class X (IO)
0.47%	01/15/32[1,4]	98,610,000	1,060,866
Blackstone Industrial Portfolio - Proj Foxtrot
2.23%	04/09/25[4,5,6]	2,654,890	2,593,828
BX Commercial Mortgage Trust,
Series 2020-VIVA, Class D
3.55%	03/11/44[1,4]	5,000,000	4,309,891

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
BX Commercial Mortgage Trust,
Series 2021-XL2, Class J
(CME Term SOFR 1-Month plus 4.00%)
9.33%	10/15/38[1,2]	$8,914,004	$8,597,726
BX Trust,
Series 2019-OC11, Class A
3.20%	12/09/41[1]	7,060,000	6,288,963
BX Trust,
Series 2021-LBA, Class EJV
(CME Term SOFR 1-Month plus 2.11%)
7.44%	02/15/36[1,2]	1,500,000	1,473,754
BX Trust,
Series 2024-PAT, Class A
(CME Term SOFR 1-Month plus 2.09%)
7.34%	03/15/26[1,2]	5,236,000	5,239,105
BXHPP Trust,
Series 2021-FILM, Class E
(CME Term SOFR 1-Month plus 2.11%)
7.44%	08/15/36[1,2]	3,917,000	3,511,225
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class F
(CME Term SOFR 1-Month plus 2.85%)
8.17%	12/15/37[1,2]	9,700,000	9,639,472
CAMB Commercial Mortgage Trust,
Series 2019-LIFE, Class G
(CME Term SOFR 1-Month plus 3.55%)
8.87%	12/15/37[1,2]	8,503,000	8,337,823
CD Mortgage Trust,
Series 2016-CD1, Class XA (IO)
1.36%	08/10/49[4]	58,628,401	1,359,939
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class XA (IO)
1.30%	02/10/48[4]	56,212,858	283,245
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.14%	10/15/45[4]	8,525,699	887
Commercial Mortgage Trust,
Series 2014-CR16, Class XA (IO)
0.80%	04/10/47[4]	32,202,440	94,284
Commercial Mortgage Trust,
Series 2017-PANW, Class D
3.93%	10/10/29[1,4]	4,440,000	3,956,797
Commercial Mortgage Trust,
Series 2020-CBM, Class XCP (IO)
0.60%	02/10/37[1,4]	68,872,262	221,896
Credit Suisse Mortgage Capital Trust,
Series 2019-ICE4, Class D
(CME Term SOFR 1-Month plus 1.65%)
6.97%	05/15/36[1,2]	5,700,817	5,697,815
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class XA (IO)
1.54%	06/15/52[4]	89,919,397	5,238,884
CSMC,
Series 2021-BPNY, Class A
(CME Term SOFR 1-Month plus 3.83%)
9.15%	08/15/26[1,2]	12,734,000	11,455,767

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 228

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
DOLP Trust,
Series 2021-NYC, Class D
3.70%	05/10/41[1,4]	$4,740,000	$3,500,509
DROP Mortgage Trust,
Series 2021-FILE, Class D
(CME Term SOFR 1-Month plus 2.86%)
8.19%	10/15/43[1,2]	3,145,000	2,445,043
Fontainebleau Miami Beach Trust,
Series 2019-FBLU, Class F
3.96%	12/10/36[1,4]	2,410,000	2,337,340
FREMF Mortgage Trust,
Series 2019-KF71, Class B
(SOFR30A plus 2.41%)
7.73%	10/25/29[1,2]	686,033	634,819
FREMF Mortgage Trust,
Series 2020-KF75, Class B
(SOFR30A plus 2.36%)
7.68%	12/25/29[1,2]	1,328,890	1,222,570
FREMF Mortgage Trust,
Series 2020-KF88, Class C
(SOFR30A plus 9.11%)
14.43%	09/25/30[1,2]	3,625,274	3,664,831
Grace Trust,
Series 2020-GRCE, Class A
2.35%	12/10/40[1]	8,000,000	6,519,086
Grace Trust,
Series 2020-GRCE, Class D
2.68%	12/10/40[1,4]	2,950,000	2,249,204
GS Mortgage Securities Corp. Trust,
Series 2020-UPTN, Class XA (IO)
0.35%	02/10/37[1,4]	40,999,000	79,475
GS Mortgage Securities Corp. Trust,
Series 2023-FUN, Class B
(CME Term SOFR 1-Month plus 2.79%)
8.12%	03/15/28[1,2]	5,160,000	5,186,239
GS Mortgage Securities Trust,
Series 2014-GC20, Class XA (IO)
0.79%	04/10/47[4]	2,184,818	1,179
GSCG Trust,
Series 2019-600C, Class G
3.99%	09/06/34[1,4]	9,212,000	185,283
Hilton USA Trust,
Series 2016-HHV, Class F
4.19%	11/05/38[1,4]	7,840,000	7,246,927
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class A
2.94%	12/10/41[1,4]	6,555,000	5,753,188
Hudson Yards Mortgage Trust,
Series 2019-55HY, Class F
2.94%	12/10/41[1,4]	6,891,000	5,060,794
ILPT Commercial Mortgage Trust,
Series 2022-LPFX, Class A
3.38%	03/15/32[1]	11,770,000	10,080,863

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2022-NLP, Class H
(CME Term SOFR 1-Month plus 5.01%)
10.34%	04/15/37[1,2]	$5,320,724	$3,577,316
Life Mortgage Trust,
Series 2021-BMR, Class G
(CME Term SOFR 1-Month plus 3.06%)
8.39%	03/15/38[1,2]	7,095,079	6,860,080
Med Trust,
Series 2021-MDLN, Class F
(CME Term SOFR 1-Month plus 4.11%)
9.44%	11/15/38[1,2]	6,468,954	6,471,875
MF1 Ltd.,
Series 2020-FL4, Class B
(CME Term SOFR 1-Month plus 2.86%)
8.19%	11/15/35[1,2]	6,000,000	6,004,441
MF1 Ltd.,
Series 2020-FL4, Class D
(CME Term SOFR 1-Month plus 4.21%)
9.54%	11/15/35[1,2]	4,481,000	4,402,036
MKT Mortgage Trust,
Series 2020-525M, Class C
2.94%	02/12/40[1,4]	4,970,000	3,413,348
MKT Mortgage Trust,
Series 2020-525M, Class D
2.94%	02/12/40[1,4]	7,500,000	4,781,780
MKT Mortgage Trust,
Series 2020-525M, Class XA (IO)
0.21%	02/12/40[1,4]	147,585,000	1,609,031
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22, Class XA (IO)
0.99%	04/15/48[4]	64,889,827	329,751
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA (IO)
0.68%	05/15/48[4]	99,514,609	606,738
Morgan Stanley Capital I Trust,
Series 2018-MP, Class A
4.28%	07/11/40[1,4]	2,500,000	2,235,606
Natixis Commercial Mortgage Securities Trust,
Series 2018-ALXA, Class E
4.32%	01/15/43[1,4]	1,095,000	592,383
NRTH Mortgage Trust,
Series 2024-PARK, Class A
(CME Term SOFR 1-Month plus 1.64%)
6.94%	03/15/41[1,2]	5,335,000	5,354,005
One New York Plaza Trust,
Series 2020-1NYP, Class AJ
(CME Term SOFR 1-Month plus 1.36%)
6.69%	01/15/36[1,2]	2,630,000	2,505,876
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class A2B
4.14%	01/05/43[1,4]	1,840,000	1,356,204
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class C
4.39%	01/05/43[1,4]	10,000,000	5,804,369

See accompanying Notes to Financial Statements.

229 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Commercial Mortgage-Backed (continued)
SFAVE Commercial Mortgage Securities Trust,
Series 2015-5AVE, Class D
4.39%	01/05/43[1,4]	$13,330,000	$6,305,232
VMC Finance LLC,
Series 2021-HT1, Class B
(CME Term SOFR 1-Month plus 4.61%)
9.94%	01/18/37[1,2]	1,600,000	1,526,111
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class XA (IO)
0.97%	08/15/50[4]	16,061,634	11,992
Wells Fargo Commercial Mortgage Trust,
Series 2016-C33, Class XA (IO)
1.56%	03/15/59[4]	74,041,085	1,662,314
Westfield Galleria at Roseville
8.40%	03/29/25[5,6]	4,300,000	4,295,700
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.35%	06/15/46[4]	1,933,417	3,848
WF-RBS Commercial Mortgage Trust,
Series 2014-C23, Class XA (IO)
0.54%	10/15/57[4]	70,999,256	26,376

			239,865,507

Non-Agency Mortgage-Backed — 32.05%
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-HE3, Class A2C
(CME Term SOFR 1-Month plus 0.41%)
5.74%	06/25/36[2]	4,467,103	3,245,165
ACE Securities Corp. Home Equity Loan Trust,
Series 2006-NC3, Class A2C
(CME Term SOFR 1-Month plus 0.43%)
5.76%	12/25/36[2]	51,518,363	13,741,045
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A1
(CME Term SOFR 1-Month plus 0.43%)
5.76%	03/25/37[2]	27,610,825	12,408,945
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-ASP1, Class A2D
(CME Term SOFR 1-Month plus 0.87%)
6.20%	03/25/37[2]	2,193,523	858,128
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 5A1
4.20%	08/25/35[4]	1,153,596	917,251
Adjustable Rate Mortgage Trust,
Series 2007-1, Class 1A1
5.35%	03/25/37[4]	1,042,518	859,749
Alternative Loan Trust,
Series 2005-74T1, Class A1
6.00%	01/25/36	5,166,242	2,936,052
Alternative Loan Trust,
Series 2005-76, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 1.48%)
6.57%	01/25/36[2]	2,307,339	2,126,070

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Alternative Loan Trust,
Series 2006-HY12, Class A5
4.14%	08/25/36[4]	$1,933,986	$1,764,767
American Home Mortgage Investment Trust,
Series 2006-1, Class 11A1
(CME Term SOFR 1-Month plus 0.39%)
5.72%	03/25/46[2]	7,771,141	6,628,379
American Home Mortgage Investment Trust,
Series 2006-1, Class 12A1
(CME Term SOFR 1-Month plus 0.51%)
5.84%	03/25/46[2]	2,409,054	2,055,759
Argent Securities, Inc., Asset-Backed Pass-Through
Certificates,
Series 2006-W3, Class A2C
(CME Term SOFR 1-Month plus 0.47%)
5.80%	04/25/36[2]	37,910,462	11,415,014
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A1A
(CME Term SOFR 1-Month plus 1.36%)
6.69%	06/25/37[2]	15,743,110	11,366,211
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(CME Term SOFR 1-Month plus 1.11%)
6.44%	06/25/37[2]	2,875,451	2,383,725
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2004-HE9, Class M1
(CME Term SOFR 1-Month plus 1.09%)
6.42%	12/25/34[2]	1,021,117	923,505
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2006-HE5, Class A5
(CME Term SOFR 1-Month plus 0.59%)
3.24%	07/25/36[2]	9,655,264	9,317,146
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33	358,239	346,228
Banc of America Funding Trust,
Series 2006-D, Class 3A1
4.42%	05/20/36[4]	562,489	522,277
Banc of America Funding Trust,
Series 2015-R3, Class 6A2
5.26%	05/27/36[1,4]	8,613,319	8,054,812
Banc of America Mortgage Trust,
Series 2005-K, Class 2A1
5.12%	12/25/35[4]	538,751	476,731
BCAP LLC Trust,
Series 2007-AA1, Class 2A1
(CME Term SOFR 1-Month plus 0.47%)
5.80%	03/25/37[2]	2,329,557	2,064,432
BCAP LLC Trust,
Series 2014-RR3, Class 4A1
3.62%	03/26/36[1,4]	30,378	30,378
Bear Stearns ALT-A Trust,
Series 2005-2, Class 2A4
4.12%	04/25/35[4]	683,927	619,120

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 230

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Bear Stearns ALT-A Trust,
Series 2005-8, Class 11A1
(CME Term SOFR 1-Month plus 0.65%)
5.98%	10/25/35[2]	$4,739,586	$4,305,587
Bear Stearns ARM Trust,
Series 2005-9, Class A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.30%)
7.67%	10/25/35[2]	830,159	773,682
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-AC6, Class 1A3
5.50%	09/25/35[4]	247,685	239,309
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-AC2, Class 21A3
6.00%	03/25/36	6,530	6,453
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 1A1
(CME Term SOFR 1-Month plus 0.51%)
5.84%	09/25/47[2]	4,199,954	3,853,633
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 2A1
(CME Term SOFR 1-Month plus 0.32%)
5.65%	06/25/37[2]	3,257,459	3,013,409
Carrington Mortgage Loan Trust,
Series 2006-NC4, Class A4
(CME Term SOFR 1-Month plus 0.35%)
5.68%	10/25/36[2]	14,364,300	12,868,634
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(CME Term SOFR 1-Month plus 0.64%)
5.97%	02/25/36[2]	652,783	643,092
Cascade MH Asset Trust,
Series 2022-MH1, Class A (STEP-reset date 05/25/24)
4.25%	08/25/54[1]	6,526,001	5,936,290
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
5.81%	02/25/37[4]	347,703	334,213
CIM Trust,
Series 2019-R3, Class A
2.63%	06/25/58[1,4]	5,532,918	4,997,983
CIM Trust,
Series 2020-R1, Class A1
2.85%	10/27/59[1,4]	9,554,790	8,321,321
CIM Trust,
Series 2020-R3, Class A1A
4.00%	01/26/60[1,4]	5,710,241	5,375,364
CIM Trust,
Series 2020-R6, Class A1A
2.25%	12/25/60[1,4]	4,584,266	3,998,477
CIM Trust,
Series 2020-R7, Class A1A
2.25%	12/27/61[1,4]	7,198,756	6,283,159
CIM Trust,
Series 2021-NR3, Class A1 (STEP-reset date 05/25/24)
2.57%	06/25/57[1]	2,438,032	2,408,752

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
CIM Trust,
Series 2021-NR4, Class A1 (STEP-reset date 05/25/24)
2.82%	10/25/61[1]	$10,558,576	$10,249,746
CIM Trust,
Series 2021-R3, Class A1B
1.95%	06/25/57[1,4]	18,287,000	13,617,932
CIM Trust,
Series 2021-R4, Class A1A
2.00%	05/01/61[1,4]	9,507,815	8,327,085
CIM Trust,
Series 2021-R4, Class A1B
2.00%	05/01/61[1,4]	10,243,493	7,340,524
CIM Trust,
Series 2021-R5, Class A1A
2.00%	08/25/61[1,4]	8,382,899	6,977,650
CIM Trust,
Series 2023-NR1, Class A1 (STEP-reset date 05/25/24)
6.00%	06/25/62[1]	11,766,500	11,604,857
CIM Trust,
Series 2023-R1, Class A1A
5.40%	04/25/62[1,4]	12,046,987	11,570,491
CIM Trust,
Series 2023-R3, Class A1B
4.50%	01/25/63[1,4]	11,444,000	8,972,808
Citigroup Mortgage Loan Trust,
Series 2005-9, Class 1A1
(CME Term SOFR 1-Month plus 0.37%)
5.70%	11/25/35[2]	36,897	30,303
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
4.28%	06/25/36[4]	56,373	51,045
Citigroup Mortgage Loan Trust,
Series 2006-HE3, Class A2C
(CME Term SOFR 1-Month plus 0.43%)
5.76%	12/25/36[2]	6,010,342	4,049,181
Citigroup Mortgage Loan Trust,
Series 2006-HE3, Class A2D
(CME Term SOFR 1-Month plus 0.57%)
5.90%	12/25/36[2]	6,423,267	4,329,265
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-3, Class 1A2
(CME Term SOFR 1-Month plus 0.69%)
6.02%	04/25/35[2]	2,270,742	2,143,019
Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2005-9, Class 1A1
(CME Term SOFR 1-Month plus 0.71%)
6.04%	05/25/35[2]	55,308	46,554
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2003-AR26, Class 3A1
6.47%	11/25/33[4]	304,947	291,316
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2005-11, Class 1A1
6.50%	12/25/35	512,895	250,181

See accompanying Notes to Financial Statements.

231 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Credit Suisse First Boston Mortgage-Backed Pass-Through
Certificates,
Series 2004-AR5, Class 9A1
3.70%	06/25/34[4]	$27,791	$25,915
Credit Suisse Mortgage Capital Certificates,
Series 2022-RPL1, Class CERT
4.23%	04/25/61[1]	465,614	395,636
Credit Suisse Mortgage Capital Trust,
Series 2006-8, Class 3A1
6.00%	10/25/21	20,143	5,624
Credit Suisse Mortgage Capital Trust,
Series 2020-RPL2, Class A12
3.54%	02/25/60[1,4]	8,839,710	8,863,680
Credit Suisse Mortgage Capital Trust,
Series 2022-RPL1, Class PT
4.64%	04/25/61[1,4]	11,016,769	9,500,077
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB2, Class AF3 (STEP-reset date 05/25/24)
3.05%	12/25/36	623,946	539,022
Credit-Based Asset Servicing and Securitization LLC,
Series 2006-CB9, Class A2
(CME Term SOFR 1-Month plus 0.33%)
5.66%	11/25/36[2]	6,885,827	3,122,044
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB1, Class AF2 (STEP-reset date 05/25/24)
3.19%	01/25/37	2,421,564	720,554
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB4, Class A1A
(CME Term SOFR 1-Month plus 0.20%)
3.17%	04/25/37[2]	264,230	259,954
Credit-Based Asset Servicing and Securitization LLC,
Series 2007-CB5, Class A1
(CME Term SOFR 1-Month plus 0.17%)
3.39%	04/25/37[2]	1,234,117	756,467
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2B (STEP-reset date 05/25/24)
3.57%	02/25/37	3,954,775	2,396,929
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB2, Class A2C (STEP-reset date 05/25/24)
3.57%	02/25/37	946,543	568,795
Credit-Based Asset Servicing and Securitization LLC,
Mortgage Loan Trust,
Series 2007-CB3, Class A3 (STEP-reset date 05/25/24)
3.32%	03/25/37	5,253,024	1,910,719
CSMC Mortgage-Backed Trust,
Series 2006-1, Class 1A4
5.50%	02/25/36	2,564,275	2,242,611
CSMC Trust,
Series 2021-RPL7, Class A1
1.93%	07/27/61[1,4]	7,218,663	6,936,225
CSMCM Trust,
Series 2018-SP3, Class CERT
4.53%	10/25/58[1,4]	12,193,597	10,366,898

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(CME Term SOFR 1-Month plus 0.83%)
6.16%	01/19/45[2]	$413,571	$330,484
DSLA Mortgage Loan Trust,
Series 2005-AR6, Class 2A1A
(CME Term SOFR 1-Month plus 0.69%)
6.02%	10/19/45[2]	3,266,634	2,902,884
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(CME Term SOFR 1-Month plus 0.31%)
5.64%	10/19/36[2]	5,207,187	3,323,811
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(CME Term SOFR 1-Month plus 0.25%)
5.58%	03/19/37[2]	1,141,344	954,956
Fannie Mae Connecticut Avenue Securities,
Series 2019-R06, Class 2B1
(SOFR30A plus 3.86%)
9.18%	09/25/39[1,2]	5,559,451	5,786,155
Fannie Mae Connecticut Avenue Securities,
Series 2021-R01, Class 1B1
(SOFR30A plus 3.10%)
8.42%	10/25/41[1,2]	2,500,000	2,575,814
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(CME Term SOFR 1-Month plus 0.43%)
5.76%	10/25/36[2]	11,537,570	7,421,550
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(CME Term SOFR 1-Month plus 0.53%)
5.86%	12/25/37[2]	673,556	600,595
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(CME Term SOFR 1-Month plus 0.67%)
5.02%	03/25/36[2]	1,371,838	1,360,695
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class M1
(CME Term SOFR 1-Month plus 0.52%)
5.85%	04/25/36[2]	3,860,000	2,923,870
First Franklin Mortgage Loan Trust,
Series 2006-FF9, Class 2A4
(CME Term SOFR 1-Month plus 0.61%)
5.94%	06/25/36[2]	10,218,000	8,954,979
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(CME Term SOFR 1-Month plus 0.55%)
5.88%	01/25/38[2]	3,772,452	1,975,060
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(CME Term SOFR 1-Month plus 0.31%)
5.64%	03/25/37[2]	515,226	251,706
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A1
5.82%	09/25/34[4]	89,473	88,055

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 232

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA3, Class A3
5.82%	09/25/34[4]	$137,582	$135,402
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA10, Class 1A1
6.19%	12/25/35[4]	665,391	551,362
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA12, Class 2A1
5.72%	02/25/36[4]	866,544	575,620
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA3, Class 3A1
6.74%	05/25/35[4]	828,698	747,864
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA7, Class 2A1
6.08%	09/25/35[4]	1,123,741	980,356
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA8, Class 2A1
5.87%	10/25/35[4]	1,453,002	903,772
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA9, Class 2A1
6.16%	11/25/35[4]	814,328	694,389
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 1A1
3.86%	09/25/35[4]	1,194,672	761,273
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 2A1
4.94%	10/25/35[4]	37,845	35,060
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR5, Class 2A1
5.75%	11/25/35[4]	487,334	388,658
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR2, Class 1A2
5.81%	08/25/37[4]	52,119	17,900
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA2, Class M2
(SOFR30A plus 2.30%)
7.62%	08/25/33[1,2]	7,991,626	8,166,275
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-DNA3, Class M2
(SOFR30A plus 2.10%)
7.42%	10/25/33[1,2]	4,245,000	4,327,681
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA1, Class M2
(SOFR30A plus 2.25%)
7.57%	08/25/33[1,2]	8,107,202	8,302,339
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2021-HQA2, Class M2
(SOFR30A plus 2.05%)
7.37%	12/25/33[1,2]	4,970,957	5,040,500
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2022-DNA1, Class M1B
(SOFR30A plus 1.85%)
7.17%	01/25/42[1,2]	3,485,000	3,509,562
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 3A1
4.27%	09/19/35[4]	896,991	702,855

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.64%	04/19/36[4]	$2,618,231	$2,049,674
GreenPoint Manufactured Housing,
Series 2000-1, Class A4
8.14%	03/20/30[4]	4,103,597	2,728,309
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 2A1A
(CME Term SOFR 1-Month plus 0.51%)
5.84%	03/25/47[2]	8,180,856	7,270,135
GSAMP Trust,
Series 2007-FM2, Class A1
(CME Term SOFR 1-Month plus 0.25%)
5.58%	01/25/37[2]	16,816,785	9,612,116
GSR Mortgage Loan Trust,
Series 2005-7F, Class 3A3 (IO)
(-1.00 X CME Term SOFR 1-Month plus 5.39%, 5.50% Cap)
0.06%	09/25/35[2,5,6]	9,540	367
GSR Mortgage Loan Trust,
Series 2005-AR4, Class 5A1
4.97%	07/25/35[4]	339,569	316,789
GSR Mortgage Loan Trust,
Series 2006-AR2, Class 2A1
4.37%	04/25/36[4]	158,763	106,283
HarborView Mortgage Loan Trust,
Series 2005-10, Class 2A1A
(CME Term SOFR 1-Month plus 0.73%)
6.06%	11/19/35[2]	870,320	600,458
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(CME Term SOFR 1-Month plus 0.53%)
5.86%	09/19/46[2]	7,990,122	6,804,300
HarborView Mortgage Loan Trust,
Series 2007-6, Class 1A1A
(CME Term SOFR 1-Month plus 0.31%)
5.64%	08/19/37[2]	8,796,640	7,569,815
Home Equity Mortgage Loan Asset-Backed Trust,
Series 2005-D, Class AII4
(CME Term SOFR 1-Month plus 0.81%)
6.14%	03/25/36[2]	818,202	807,891
HSI Asset Securitization Corp. Trust,
Series 2005-OPT1, Class M1
(CME Term SOFR 1-Month plus 0.74%)
6.07%	11/25/35[2]	815,558	800,610
HSI Asset Securitization Corp. Trust,
Series 2006-HE1, Class 1A1
(CME Term SOFR 1-Month plus 0.39%)
5.72%	10/25/36[2]	10,769,411	3,497,595
HSI Asset Securitization Corp. Trust,
Series 2006-HE2, Class 1A
(CME Term SOFR 1-Month plus 0.37%)
5.70%	12/25/36[2]	26,072,369	10,375,856
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A1
(CME Term SOFR 1-Month plus 0.21%)
5.54%	07/25/36[2]	9,820,310	4,252,313

See accompanying Notes to Financial Statements.

233 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A2
(CME Term SOFR 1-Month plus 0.31%)
5.64%	07/25/36[2]	$10,869,191	$4,739,086
HSI Asset Securitization Corp. Trust,
Series 2006-WMC1, Class A4
(CME Term SOFR 1-Month plus 0.61%)
5.94%	07/25/36[2]	9,504,599	4,225,387
Impac CMB Trust,
Series 2005-2, Class 1A1
(CME Term SOFR 1-Month plus 0.63%)
5.96%	04/25/35[2]	1,582,293	1,490,677
IndyMac Index Mortgage Loan Trust,
Series 2005-AR14, Class 1A1A
(CME Term SOFR 1-Month plus 0.67%)
6.00%	07/25/35[2]	7,731,070	5,544,500
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.71%	10/25/35[4]	1,693,044	1,343,313
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 1A3
(CME Term SOFR 1-Month plus 0.65%)
5.98%	10/25/36[2]	4,829,125	1,993,999
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A2A
(CME Term SOFR 1-Month plus 0.61%)
5.94%	05/25/46[2]	9,680,932	9,321,197
IndyMac Index Mortgage Loan Trust,
Series 2006-AR9, Class 3A3
3.39%	06/25/36[4]	2,561,667	2,116,836
IndyMac Index Mortgage Loan Trust,
Series 2007-FLX4, Class 2A1
(CME Term SOFR 1-Month plus 0.47%)
5.80%	07/25/37[2]	11,314,532	10,381,588
IndyMac Manufactured Housing Contract Pass-Through
Certificates,
Series 1998-1, Class A4
6.49%	09/25/28	13,368	13,352
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(CME Term SOFR 1-Month plus 0.55%)
5.88%	07/25/36[2]	184,061	183,822
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC4, Class A1A
(CME Term SOFR 1-Month plus 0.24%)
5.57%	12/25/36[2]	6,790,025	4,157,445
JPMorgan Mortgage Acquisition Trust,
Series 2006-WMC4, Class A4
(CME Term SOFR 1-Month plus 0.26%)
5.59%	12/25/36[2]	8,576,048	4,441,719
JPMorgan Mortgage Trust,
Series 2005-A6, Class 7A1
5.04%	08/25/35[4]	13,367	11,043
JPMorgan Mortgage Trust,
Series 2006-A3, Class 2A1
4.91%	05/25/36[4]	15,503	12,996

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Legacy Mortgage Asset Trust,
Series 2017-RPL1, Class A
(CME Term SOFR 1-Month plus 1.86%)
7.19%	01/28/70[1,2]	$757,670	$759,682
Lehman XS Trust,
Series 2005-5N, Class 3A1A
(CME Term SOFR 1-Month plus 0.41%)
5.74%	11/25/35[2]	506,388	497,834
Lehman XS Trust,
Series 2006-17, Class 1A3
(CME Term SOFR 1-Month plus 0.61%)
5.94%	08/25/46[2]	11,419,868	9,914,827
Lehman XS Trust,
Series 2006-GP2, Class 1A5A
(CME Term SOFR 1-Month plus 0.53%)
5.86%	06/25/46[2]	3,315,721	3,024,945
Lehman XS Trust,
Series 2007-18N, Class 1A1
(CME Term SOFR 1-Month plus 1.81%)
7.14%	10/25/37[2]	2,622,575	2,379,520
Long Beach Mortgage Loan Trust,
Series 2006-2, Class 1A
(CME Term SOFR 1-Month plus 0.47%)
5.80%	03/25/46[2]	5,706,833	4,478,663
Long Beach Mortgage Loan Trust,
Series 2006-9, Class 2A2
(CME Term SOFR 1-Month plus 0.33%)
5.66%	10/25/36[2]	47,869,046	15,001,465
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
5.81%	11/25/33[4]	71,141	68,514
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 8A1
6.09%	10/25/34[4]	67,129	65,030
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
5.19%	04/25/34[4]	23,230	21,270
MASTR Adjustable Rate Mortgages Trust,
Series 2006-OA2, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus
0.80%)
5.89%	12/25/46[2]	15,460,421	11,128,167
MASTR Asset-Backed Securities Trust,
Series 2006-WMC1, Class A3
(CME Term SOFR 1-Month plus 0.47%)
5.80%	02/25/36[2]	15,810,103	5,433,256
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(CME Term SOFR 1-Month plus 0.39%)
5.72%	05/25/37[2]	3,150,000	2,481,992
MASTR Asset-Backed Securities Trust,
Series 2007-WMC1, Class A2
(CME Term SOFR 1-Month plus 0.21%)
5.54%	01/25/37[2]	15,896,399	4,303,112

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 234

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(CME Term SOFR 1-Month plus 0.77%)
6.10%	04/25/37[2,5,6]	$883,581	$41,078
Merrill Lynch Alternative Note Asset Trust,
Series 2007-OAR2, Class A2
(CME Term SOFR 1-Month plus 0.53%)
5.86%	04/25/37[2]	6,677,218	5,381,966
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-1, Class A2C
(CME Term SOFR 1-Month plus 0.61%)
5.94%	04/25/37[2]	16,171,124	6,388,029
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-4, Class 2A4
(CME Term SOFR 1-Month plus 0.61%)
5.94%	07/25/37[2]	406,889	361,697
Merrill Lynch First Franklin Mortgage Loan Trust,
Series 2007-5, Class 1A
(CME Term SOFR 1-Month plus 0.96%)
6.29%	10/25/37[2]	21,854,561	12,773,077
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
6.30%	10/25/33[4]	62,618	62,209
Merrill Lynch Mortgage Investors Trust,
Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity
1-Year plus 2.40%)
7.40%	08/25/36[2]	554,777	480,125
Morgan Stanley ABS Capital I Trust,
Series 2006-NC2, Class A2D
(CME Term SOFR 1-Month plus 0.69%)
6.02%	02/25/36[2]	723,163	717,113
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A3
(CME Term SOFR 1-Month plus 0.41%)
5.74%	06/25/36[2]	8,781,118	4,609,452
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2006-HE4, Class A4
(CME Term SOFR 1-Month plus 0.59%)
5.92%	06/25/36[2]	9,367,469	4,949,653
Morgan Stanley ABS Capital I, Inc., Trust,
Series 2007-NC3, Class A2C
(CME Term SOFR 1-Month plus 0.30%)
5.63%	05/25/37[2]	19,818,660	14,810,802
Morgan Stanley Home Equity Loan Trust,
Series 2006-3, Class A4
(CME Term SOFR 1-Month plus 0.63%)
5.96%	04/25/36[2]	11,285,488	7,744,979
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
5.39%	09/25/34[4]	127,358	122,840
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 1A
5.25%	02/25/21	34,541	33,354

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
MortgageIT Trust,
Series 2005-2, Class 2A
(CME Term SOFR 1-Month plus 1.76%)
7.09%	05/25/35[2]	$485,913	$451,201
New York Mortgage Trust,
Series 2005-3, Class A1
(CME Term SOFR 1-Month plus 0.59%)
5.92%	02/25/36[2]	133,326	130,704
Nomura Asset Acceptance Corp.,
Series 2005-AR4, Class 4A1
5.22%	08/25/35[4]	1,998,580	1,533,943
NRPL,
Series 2019-3A, Class A1 (STEP-reset date 05/25/24)
7.00%	07/25/59[1]	7,710,497	7,778,803
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29[4]	10,211,723	2,075,595
Option One Mortgage Loan Trust,
Series 2007-4, Class 2A2
(CME Term SOFR 1-Month plus 0.29%)
5.62%	04/25/37[2]	12,369,562	7,067,059
Option One Mortgage Loan Trust,
Series 2007-5, Class 2A2
(CME Term SOFR 1-Month plus 0.28%)
5.61%	05/25/37[2]	17,966,822	9,498,962
Ownit Mortgage Loan Trust,
Series 2006-2, Class A1
(CME Term SOFR 1-Month plus 0.53%)
5.86%	01/25/37[2]	3,151,284	3,036,678
PHH Alternative Mortgage Trust,
Series 2007-2, Class 1A4
(CME Term SOFR 1-Month plus 0.71%)
6.04%	05/25/37[2]	5,388,896	4,682,683
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(CME Term SOFR 1-Month plus 0.42%)
5.75%	06/25/47[2]	4,423,608	4,013,826
PRET LLC,
Series 2022-RN2, Class A2 (STEP-reset date 04/25/24)
6.50%	06/25/52[1]	16,833,000	15,953,984
PRET, LLC,
Series 2022-RN1, Class A1 (STEP-reset date 04/25/24)
3.72%	07/25/51[1]	13,705,467	13,368,448
PRPM LLC,
Series 2021-9, Class A1 (STEP-reset date 04/25/24)
2.36%	10/25/26[1]	13,419,438	13,108,656
PRPM, LLC,
Series 2021-8, Class A1
1.74%	09/25/26[1,4]	7,687,059	7,408,990
RAAC Trust,
Series 2005-SP1, Class 4A1
7.00%	09/25/34	27,220	21,440
Residential Accredit Loans Trust,
Series 2005-QA13, Class 2A1
5.28%	12/25/35[4]	1,253,660	1,074,330

See accompanying Notes to Financial Statements.

235 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
4.41%	04/25/35[4]	$1,370	$1,360
Residential Accredit Loans Trust,
Series 2005-QA7, Class A21
5.09%	07/25/35[4]	415,913	388,410
Residential Accredit Loans Trust,
Series 2005-QA8, Class CB21
5.20%	07/25/35[4]	490,890	273,397
Residential Accredit Loans Trust,
Series 2006-QS13, Class 2A1
5.75%	09/25/21	2,372	1,200
Residential Accredit Loans Trust,
Series 2006-QS16, Class A6
6.00%	11/25/36	308,663	234,221
Residential Accredit Loans Trust,
Series 2007-QA3, Class A1
(CME Term SOFR 1-Month plus 0.31%)
5.64%	05/25/37[2]	13,382,284	12,286,386
Residential Accredit Loans Trust,
Series 2007-QH6, Class A1
(CME Term SOFR 1-Month plus 0.49%)
5.82%	07/25/37[2]	6,905,726	6,456,751
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37[4,5,6]	1,339,576	6,674
Residential Asset Securitization Trust,
Series 2006-A9CB, Class A9
6.00%	09/25/36	4,940,857	1,543,019
Residential Funding Mortgage Securities Trust,
Series 2007-SA2, Class 1A
4.74%	04/25/37[4]	187,465	97,653
Saxon Asset Securities Trust,
Series 2007-2, Class A2C
(CME Term SOFR 1-Month plus 0.35%)
5.68%	05/25/47[2]	12,270,676	8,578,953
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-CB1, Class AF4 (STEP-reset date 05/25/24)
2.84%	01/25/36	3,457,769	2,806,465
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-WM4, Class A1
(CME Term SOFR 1-Month plus 0.49%)
5.82%	11/25/36[1,2]	8,318,332	3,852,140
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR2, Class A2
(CME Term SOFR 1-Month plus 0.57%)
5.90%	02/25/37[2]	5,690,423	2,512,897
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR4, Class A2B
(CME Term SOFR 1-Month plus 0.31%)
5.64%	05/25/37[2]	9,143,773	5,457,742
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-NC1, Class A2B
(CME Term SOFR 1-Month plus 0.41%)
5.74%	12/25/36[2]	5,362,747	2,596,334

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
Soundview Home Loan Trust,
Series 2007-OPT1, Class 2A3
(CME Term SOFR 1-Month plus 0.32%)
5.65%	06/25/37[2]	$17,466,267	$11,464,805
Soundview Home Loan Trust,
Series 2007-WMC1, Class 3A3
(CME Term SOFR 1-Month plus 0.37%)
5.70%	02/25/37[2]	946,135	266,178
Specialty Underwriting & Residential Finance Trust,
Series 2007-BC2, Class A1
(CME Term SOFR 1-Month plus 0.34%)
5.67%	04/25/37[2]	18,839,182	13,292,245
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-12, Class 2A
5.59%	09/25/34[4]	254,887	245,291
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-2, Class 4A2
5.98%	03/25/34[4]	548,508	526,222
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-12, Class 3A1
5.69%	06/25/35[4]	184,361	158,892
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-7, Class 1A3
5.08%	04/25/35[4]	1,789,696	1,607,912
Structured Asset Investment Loan Trust,
Series 2004-6, Class A3
(CME Term SOFR 1-Month plus 0.91%)
6.24%	07/25/34[2]	6,901,600	6,897,118
Structured Asset Mortgage Investments II Trust,
Series 2006-AR3, Class 22A1
4.37%	05/25/36[4]	358,387	178,862
Structured Asset Mortgage Investments II Trust,
Series 2006-AR5, Class 1A1
(CME Term SOFR 1-Month plus 0.53%)
5.86%	05/25/36[2]	174,179	112,039
Structured Asset Mortgage Investments II Trust,
Series 2006-AR7, Class A1BG
(CME Term SOFR 1-Month plus 0.23%)
5.56%	08/25/36[2]	5,743,125	4,885,445
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-2XS, Class 2A2
(CME Term SOFR 1-Month plus 1.61%)
6.94%	02/25/35[2]	25,887	26,320
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-4XS, Class 2A1A
(CME Term SOFR 1-Month plus 1.86%)
7.19%	03/25/35[2]	724,794	693,700
Structured Asset Securities Corp. Mortgage Pass-Through
Certificates,
Series 2003-34A, Class 3A3
5.89%	11/25/33[4]	13,051	12,893
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-4, Class 3A1
4.42%	10/25/37[4]	629,768	559,177

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 236

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
SunTrust Adjustable Rate Mortgage Loan Trust,
Series 2007-S1, Class 5A1
5.37%	01/25/37[4]	$29,752	$28,043
Towd Point Mortgage Trust,
Series 2017-4, Class B1
3.66%	06/25/57[1,4]	8,650,000	7,353,077
Towd Point Mortgage Trust,
Series 2019-1, Class B1
3.79%	03/25/58[1,4]	7,087,000	5,658,366
VOLT XCIV LLC,
Series 2021-NPL3, Class A1 (STEP-reset date 04/25/24)
5.24%	02/27/51[1]	7,628,383	7,470,015
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(CME Term SOFR 1-Month plus 0.22%)
5.55%	01/25/37[2]	5,009,049	2,343,741
WaMu Asset-Backed Certificates,
Series 2007-HE2, Class 2A2
(CME Term SOFR 1-Month plus 0.33%)
5.66%	02/25/37[2]	27,797,532	8,316,844
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR13, Class A1A
(CME Term SOFR 1-Month plus 0.83%)
6.16%	11/25/34[2]	93,847	91,581
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
5.31%	01/25/35[4]	293,016	278,161
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(CME Term SOFR 1-Month plus 0.95%)
6.28%	05/25/44[2]	386	386
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
4.72%	12/25/35[4]	10,051	8,950
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR16, Class 1A3
4.86%	12/25/35[4]	790,154	706,889
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(CME Term SOFR 1-Month plus 0.77%)
6.10%	01/25/45[2]	291,452	284,738
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus
1.00%)
6.09%	02/25/46[2]	2,921,459	2,558,763
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus
0.94%)
4.49%	05/25/46[2]	1,243,878	1,122,678
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus
0.98%)
6.07%	07/25/46[2]	2,600,220	2,244,395

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY3, Class 1A1
3.91%	03/25/37[4]	$1,454,640	$1,144,163
WaMu Mortgage Pass-Through Certificates,
Series 2007-OC1, Class A1
(CME Term SOFR 1-Month plus 0.59%)
5.92%	01/25/47[2]	4,123,330	3,836,662
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37	1,153,266	984,877
Wells Fargo Home Equity Asset-Backed Securities Trust,
Series 2007-1, Class A3
(CME Term SOFR 1-Month plus 0.75%)
6.08%	03/25/37[2]	4,690,000	4,219,338
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR14, Class 2A1
6.37%	10/25/36[4]	242,905	228,309
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR4, Class 1A1
6.09%	04/25/36[4]	65,350	60,499

			825,145,436

U.S. Agency Commercial Mortgage-Backed — 1.03%
Fannie Mae-Aces,
Series 2016-M11, Class X2 (IO)
3.05%	07/25/39[4]	9,952,834	145,987
Fannie Mae-Aces,
Series 2016-M2, Class X3 (IO)
2.04%	04/25/36[4]	5,282,796	46,980
Fannie Mae-Aces,
Series 2016-M4, Class X2 (IO)
2.68%	01/25/39[4]	19,406,863	105,208
Fannie Mae-Aces,
Series 2019-M29, Class X4 (IO)
0.70%	03/25/29[4]	117,375,779	3,086,214
Freddie Mac Multifamily PC REMIC Trust,
Series 2019-P002, Class X (IO)
0.89%	07/25/33[4]	14,520,699	1,082,623
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K041, Class X3 (IO)
1.64%	11/25/42[4]	160,569,309	1,518,777
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K043, Class X3 (IO)
1.63%	02/25/43[4]	58,000,000	700,593
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K051, Class X3 (IO)
1.61%	10/25/43[4]	44,865,280	1,066,430
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K053, Class X3 (IO)
1.64%	03/25/44[4]	78,150,000	2,283,719

See accompanying Notes to Financial Statements.

237 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K054, Class X1 (IO)
1.15%	01/25/26[4]	$51,005,396	$831,263
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K055, Class X3 (IO)
1.65%	04/25/44[4]	32,000,000	964,368
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K056, Class X1 (IO)
1.24%	05/25/26[4]	53,250,116	1,160,850
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K057, Class X1 (IO)
1.16%	07/25/26[4]	117,241,969	2,340,630
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series K726, Class X1 (IO)
0.94%	04/25/24[4]	13,971,318	1,122
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC05, Class X1 (IO)
1.23%	06/25/27[4]	81,251,534	1,674,123
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KC07, Class X1 (IO)
0.72%	09/25/26[4]	81,633,683	894,546
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KIR1, Class X (IO)
1.02%	03/25/26[4]	109,604,689	1,805,526
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KL05, Class X1HG (IO)
1.22%	12/25/27[4]	49,531,000	1,576,740
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS06, Class X (IO)
1.02%	08/25/26[4]	63,998,421	937,494
Freddie Mac Multifamily Structured Pass-Through
Certificates,
Series KS07, Class X (IO)
0.61%	09/25/25[4]	98,211,639	833,974
Ginnie Mae,
Series 2011-152, Class IO (IO)
0.00%	08/16/51[4]	4,536,132	79
Ginnie Mae,
Series 2012-112, Class IO (IO)
0.11%	02/16/53[4]	18,537,514	36,530
Ginnie Mae,
Series 2012-78, Class IO (IO)
0.08%	06/16/52[4]	28,339,078	15,727
Ginnie Mae,
Series 2014-103, Class IO (IO)
0.19%	05/16/55[4]	13,904,166	87,289

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae,
Series 2014-125, Class IO (IO)
0.90%	11/16/54[4]	$8,395,164	$177,136
Ginnie Mae,
Series 2023-127, Class IO (IO)
0.42%	07/16/57[4]	187,003,661	3,164,177

			26,538,105

U.S. Agency Mortgage-Backed — 20.81%
Fannie Mae Pool FS1598
2.00%	04/01/52	15,851,636	12,553,325
Fannie Mae Pool FS6943
3.00%	06/01/52	25,336,616	21,827,499
Fannie Mae Pool MA4563
2.50%	03/01/52	25,609,000	21,203,537
Fannie Mae Pool MA4733
4.50%	09/01/52	17,900,736	17,057,793
Fannie Mae Pool MA5037
4.50%	06/01/53	2,151,928	2,048,724
Fannie Mae REMICS,
Series 2006-11, Class PS
(-3.67 X SOFR30A plus 24.15%, 24.57% Cap)
4.64%	03/25/36[2]	10,068	10,865
Fannie Mae REMICS,
Series 2006-8, Class HJ (IO)
(-1.00 X SOFR30A plus 6.49%, 6.60% Cap)
1.17%	03/25/36[2]	408,447	34,939
Fannie Mae REMICS,
Series 2007-52, Class LS (IO)
(-1.00 X SOFR30A plus 5.94%, 6.05% Cap)
0.62%	06/25/37[2]	21,693	1,100
Fannie Mae REMICS,
Series 2007-77, Class SK (IO)
(-1.00 X SOFR30A plus 5.76%, 5.87% Cap)
0.44%	08/25/37[2]	46,586	3,147
Fannie Mae REMICS,
Series 2007-88, Class JI (IO)
(-1.00 X SOFR30A plus 6.34%, 6.45% Cap)
1.02%	04/25/37[2]	441,682	39,189
Fannie Mae REMICS,
Series 2008-18, Class SM (IO)
(-1.00 X SOFR30A plus 6.89%, 7.00% Cap)
1.57%	03/25/38[2]	32,233	3,314
Fannie Mae REMICS,
Series 2008-62, Class SN (IO)
(-1.00 X SOFR30A plus 6.09%, 6.20% Cap)
0.77%	07/25/38[2]	61,359	3,457
Fannie Mae REMICS,
Series 2010-116, Class SE (IO)
(-1.00 X SOFR30A plus 6.49%, 6.60% Cap)
1.17%	10/25/40[2]	24,230	2,337
Fannie Mae REMICS,
Series 2013-5, Class GF
(SOFR30A plus 1.21%)
5.00%	10/25/42[2]	124,529	120,320

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 238

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS,
Series 2014-49, Class CF
(SOFR30A plus 1.11%)
6.00%	07/25/43[2]	$4,570,881	$4,244,013
Freddie Mac Pool SD8199
2.00%	03/01/52	40,656,178	32,196,691
Freddie Mac Pool SD8213
3.00%	05/01/52	10,096,032	8,697,008
Freddie Mac Pool SD8244
4.00%	09/01/52	23,357,225	21,633,287
Freddie Mac Pool SD8256
4.00%	10/01/52	18,534,982	17,166,961
Freddie Mac Pool SD8265
4.00%	11/01/52	27,433,880	25,415,569
Freddie Mac Pool SD8275
4.50%	12/01/52	33,986,826	32,386,392
Freddie Mac Pool SD8347
4.50%	08/01/53	10,762,456	10,251,612
Freddie Mac REMICS,
Series 3339, Class JS
(-6.50 X SOFR30A plus 42.09%, 42.84% Cap)
7.52%	07/15/37[2]	6,021	7,751
Freddie Mac REMICS,
Series 3404, Class AS (IO)
(-1.00 X SOFR30A plus 5.78%, 5.90% Cap)
0.46%	01/15/38[2]	30,524	2,064
Freddie Mac REMICS,
Series 3439, Class SC (IO)
(-1.00 X SOFR30A plus 5.79%, 5.90% Cap)
0.47%	04/15/38[2]	23,155	1,316
Freddie Mac REMICS,
Series 3885, Class PO (PO)
0.00%	11/15/33[11]	8,590	7,222
Freddie Mac REMICS,
Series 4030, Class HS (IO)
(-1.00 X SOFR30A plus 6.50%, 6.61% Cap)
1.18%	04/15/42[2]	56,323	5,436
Freddie Mac REMICS,
Series 4993, Class OP (PO)
0.00%	10/25/58[11]	1,705,829	1,521,082
Ginnie Mae (TBA)
4.50%	04/20/54	39,975,000	38,420,820
5.00%	04/20/54	32,600,000	32,044,999
5.50%	05/20/54	20,225,000	20,199,685
Ginnie Mae,
Series 2011-146, Class EI (IO)
5.00%	11/16/41	54,514	9,545
Ginnie Mae,
Series 2011-70, Class IL (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.99%, 0.60% Cap)
0.60%	06/16/37[2]	322,087	1,123
Ginnie Mae,
Series 2011-81, Class IC (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.61%, 0.62% Cap)
0.62%	07/20/35[2]	369,947	3,073

Issues	Maturity Date	Principal Amount	Value

MORTGAGE-BACKED (continued)

U.S. Agency Mortgage-Backed (continued)
Ginnie Mae,
Series 2013-135, Class CS (IO)
(-1.00 X CME Term SOFR 1-Month plus 6.09%, 6.20% Cap)
0.76%	09/16/43[2]	$1,287,235	$116,195
Ginnie Mae,
Series 2017-136, Class IO (IO)
5.00%	09/20/47	238,220	49,780
Ginnie Mae,
Series 2024-30, Class AF
(SOFR30A plus 1.25%)
6.50%	02/20/54[2]	1,048,179	1,048,394
UMBS (TBA)
2.00%	04/01/54	24,400,000	19,326,855
2.50%	04/01/54	50,175,000	41,512,838
3.00%	04/01/54	22,350,000	19,244,037
3.50%	04/01/54	2,625,000	2,350,760
4.00%	04/01/54	30,350,000	28,114,058
4.50%	04/01/54	54,050,000	51,484,738
5.00%	04/01/54	32,825,000	32,031,273
5.50%	04/01/54	21,450,000	21,345,706

			535,749,829

Total Mortgage-Backed (Cost $1,899,288,246)			1,627,298,877

MUNICIPAL BONDS — 0.32%*
Florida — 0.16%
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series B
2.81%	10/01/34	1,000,000	828,266
2.86%	10/01/35	1,750,000	1,428,160
County of Miami-Dade Aviation Revenue Bonds, Airport and
Marina Improvements, Series D
3.35%	10/01/29	2,000,000	1,872,837

			4,129,263

New York — 0.16%
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds, Public Improvements, Subseries
FI
3.95%	08/01/32	1,000,000	940,346
New York State Dormitory Authority Revenue Bonds,
University & College Improvements
5.29%	03/15/33	3,100,000	3,121,295

			4,061,641

Total Municipal Bonds (Cost $9,286,099)			8,190,904

U.S. TREASURY SECURITIES — 0.81%
U.S. Treasury Notes — 0.81%
U.S. Treasury Notes
4.25%	03/15/27	9,260,000	9,219,126

See accompanying Notes to Financial Statements.

239 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Issues	Maturity Date	Principal Amount	Value

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Notes (continued)
U.S. Treasury Notes (WI)
4.25%	03/31/29	$11,785,000	$11,738,151

Total U.S. Treasury Securities (Cost $20,979,998)			20,957,277

Total Bonds — 104.18% (Cost $3,025,470,444)			2,682,229,938

Issues		Shares	Value

COMMON STOCK — 0.37%

Communications — 0.15%
Intelsat Emergence SA3,5,6,9
(Luxembourg)		141,371	3,799,346

Electric — 0.00%
Homer City Holdings LLC[5,6,9]		112,222	—

Finance — 0.22%
AGNC Investment Corp.		582,000	5,761,800

Specialized REITs — 0.00%
Aoyuan New Shares[3,9]
(Cayman Islands)		408,855	8,254
China Aoyuan Group Ltd.[3,9]
(Cayman Islands)		163,541	3,301

			11,555

Total Common Stock (Cost $17,396,204)			9,572,701

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS — 11.35%

Money Market Funds — 3.87%
Fidelity Investments Money Market Funds - Government
Portfolio
5.21%[21,22]		332,717	332,717
Morgan Stanley Institutional Liquidity Funds - Government
Portfolio
5.22%[21]		99,306,148	99,306,148

			99,638,865

U.S. Agency Discount Notes — 0.77%
Federal Home Loan Bank
5.34%[23]	05/15/24	20,000,000	19,862,387

U.S. Treasury Bills — 6.71%
U.S. Treasury Bills
5.49%[23]	04/11/24	25,000,000	24,963,653
5.26%[23]	09/19/24	50,000,000	48,763,272
U.S. Treasury Bills (WI)
5.32%[23]	05/30/24	50,000,000	49,547,270
5.29%[23]	07/09/24	25,000,000	24,632,620

Issues	Maturity Date	Principal Amount/Shares	Value

SHORT-TERM INVESTMENTS (continued)

U.S. Treasury Bills (continued)
5.35%[23]	05/16/24	$25,000,000	$24,826,000

			172,732,815

Total Short-Term Investments (Cost $292,308,723)			292,234,067

Total Investments - 115.90% (Cost $3,335,175,371)			2,984,036,706

Liabilities in Excess of Other Assets - (15.90)%			(409,362,059)

Net Assets - 100.00%			$2,574,674,647

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2024.
[3]	Foreign denominated security issued by foreign domiciled entity.
[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $21,416,727, which is 0.83% of total net assets.
[7]	Perpetual security with no stated maturity date.
[8]	Payment-in-kind (“PIK”) security.
[9]	Non-income producing security.
[10]	Security is currently in default with regard to scheduled interest or principal payments.
[11]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2024.
[12]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 7.50% cash or 8.50% payment-in-kind interest.
[13]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 8.00% cash or 9.00% payment-in-kind interest.
[14]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 8.80% cash or 9.80% payment-in-kind interest.
[15]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 5.00% cash or 6.00% payment-in-kind interest.
[16]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 5.25% cash or 6.25% payment-in-kind interest.
[17]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 5.50% cash or 6.50% payment-in-kind interest.
[18]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 5.75% cash or 6.75% payment-in-kind interest.
[19]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 6.00% cash or 7.00% payment-in-kind interest.
[20]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 6.25% cash or 7.25% payment-in-kind interest.
[21]	Represents the current yield as of March 31, 2024.
[22]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $28,075.
[23]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 240

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(EDC): Economic Development Corporation

(EMTN): Euro Medium-Term Note

(EUR): Euro

(EURIBOR): Euro InterBank Offer Rate

(GBP): British Pound

(GMTN): Global Medium-Term Note

(IO): Interest Only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-Term Note

(PO): Principal Only

(REIT): Real Estate Investment Trust

(SOFR): Secured Overnight Financing Rate

(STEP): Step Coupon Bond

(TBA): To-Be-Announced

(USD): U.S. Dollar

(WI): When Issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 76,986,638	EUR 69,989,000	Citibank N.A.	04/12/24	$1,354,519
USD 128,110	EUR 118,000	Goldman Sachs International	04/12/24	596
USD 698,546	EUR 644,000	The Bank of New York Mellon	04/12/24	2,621
USD 3,667,994	EUR 3,371,000	Bank of America N.A.	04/12/24	25,195
USD 2,453,327	GBP 1,922,000	Citibank N.A.	04/12/24	25,165

				1,408,096

EUR 10,448,000	USD 11,349,214	Citibank N.A.	04/12/24	(58,806)
EUR 4,350,000	USD 4,733,111	Bank of America N.A.	04/12/24	(32,376)
EUR 1,177,000	USD 1,272,974	The Bank of New York Mellon	04/12/24	(1,074)
EUR 1,449,000	USD 1,567,205	Goldman Sachs International	04/12/24	(1,374)

				(93,630)

NET UNREALIZED APPRECIATION				$1,314,466

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five-Year Note	5,040	06/28/24	$539,358,775	$380,702	$380,702
U.S. Treasury Two-Year Note	3,709	06/28/24	758,432,551	(577,382)	(577,382)
Euro-Bobl Future	40	06/06/24	5,108,400	14,737	14,737

			1,302,899,726	(181,943)	(181,943)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten-Year Ultra Bond	2,186	06/18/24	(250,536,105)	(1,612,956)	(1,612,956)
U.S. Treasury Ultra Bond	480	06/18/24	(61,920,000)	(610,668)	(610,668)
Euro-Bund Future	196	06/06/24	(28,233,878)	(195,709)	(195,709)
Euro-Bobl Future	167	06/06/24	(21,327,570)	(95,793)	(95,793)
Euro-Buxl 30 Year	26	06/06/24	(3,813,264)	(76,971)	(76,971)
Euro-Schatz Future	14	06/06/24	(1,598,184)	74	74

			(367,429,001)	(2,592,023)	(2,592,023)

TOTAL FUTURES CONTRACTS			$935,470,725	$(2,773,966)	$(2,773,966)

See accompanying Notes to Financial Statements.

241 / Annual Report March 2024

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2024

		Received by the Fund		Paid by the Fund
Description	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation

SWAPS: INTEREST RATE
Interest Rate Swap[1]	12/20/53	USD-SOFR- COMPOUND	Annual	3.52%	Annual	$21,211	$247,333	$—	$247,333

TOTAL SWAPS CONTRACTS						$21,211	$247,333	$—	$247,333

1 Centrally cleared.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 242

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2024

ASSETS:	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND

Investments, at value - Unaffiliated (Cost $33,576,238, $6,011,377 and $474,051,336, respectively) (Note 2)	$33,722,414	$5,309,573	$438,779,477
Investments, at value - Affiliated (Cost $0, $0 and $0, respectively) (Note 5)	—	—	—
Cash and cash equivalents (Note 2)	—	—	56,904
Foreign Currency, at value (Cost $0, $0 and $81, respectively)	—	—	81
Cash on deposit with brokers for collateral on swaps (Note 2)	—	6,485	—
Cash on deposit with brokers for collateral on futures (Note 2)	1,352,000	32,000	1,303,000
Receivable for securities sold	753,695	—	18,081,783
Dividends and interest receivable	140,236	48,577	2,920,349
Due from Adviser (Note 6)	10,793	20,690	27,949
Receivable for capital stock sold	8,369	—	739,140
Unrealized appreciation on foreign currency exchange contracts	—	—	158,470
Unrealized appreciation on foreign currency transactions	—	—	1,566
Receivable for daily variation margin on futures contracts (Note 3)	—	117	97
Unrealized appreciation on swap contracts	—	898	—
Other assets	11,117	1,255	29,052

Total assets	35,998,624	5,419,595	462,097,868

Liabilities:
Payable for securities purchased	5,683,839	152,231	103,390,188
Payable for daily variation margin on futures contracts (Note 3)	43,025	2,469	234,309
Payable for capital stock redeemed	33,253	9,613	1,291,561
Distributions payable	126	666	90,375
Unrealized depreciation on foreign currency exchange contracts	—	—	16,097
Advisory fees payable (Note 6)	9,890	1,688	130,211
Accrued trustees fees and expenses	147	29	1,629
Accrued distribution (12b-1) and service fees payable	—	581	10,172
Administrative fees payable	25,862	19,738	53,281
Audit fees payable	35,830	24,080	39,124
Accrued other expenses	24,981	20,722	85,452

Total liabilities	5,856,953	231,817	105,342,399

Net assets	$30,141,671	$5,187,778	$356,755,469

Class M Shares:
Net assets (Applicable to 2,464,695, 312,678 and 6,430,958,shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$30,141,671	$2,809,332	$49,559,150

Net asset value, offering and redemption price per Class M share	$12.23	$8.98	$7.71

Class I Shares:
Net assets (Applicable to 0, 264,696 and 39,870,741, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$2,378,446	$307,196,319

Net asset value, offering and redemption price per Class I share	N/A	$8.99	$7.70

Net Assets Consist of:
Paid-in Capital (Note 9)	$29,783,815	$7,711,925	$412,383,350
Accumulated Earnings (Loss)	357,856	(2,524,147)	(55,627,881)

Net assets	$30,141,671	$5,187,778	$356,755,469

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 243

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2024

ASSETS:	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Investments, at value - Unaffiliated (Cost $315,863,526, $472,018,014 and $1,170,427,838, respectively) (Note 2)	$313,065,049	$461,953,344	$1,159,514,111
Investments, at value - Affiliated (Cost $0, $27,171,821 and $0, respectively) (Note 5)	—	—	—
Cash and cash equivalents (Note 2)	1,261,258	350,485	128,906,291
Foreign Currency, at value (Cost $11, $166 and $0, respectively)	11	166	—
Cash on deposit with brokers for collateral on swaps (Note 2)	—	—	462,568
Cash on deposit with brokers for collateral on futures (Note 2)	4,000	1,393,000	2,952,000
Receivable for securities sold	6,379,157	4,751,471	2,740,880
Dividends and interest receivable	1,851,933	6,102,541	4,156,919
Receivable for capital stock sold	679,066	590,323	2,345,853
Unrealized appreciation on foreign currency exchange contracts	15,117	220,368	441,417
Unrealized appreciation on foreign currency transactions	6,200	2,147	—
Net unrealized appreciation on unfunded commitments (Note 8)	1,817	1,478	—
Receivable for daily variation margin on futures contracts (Note 3)	130	713	3,829
Due from Adviser (Note 6)	—	15,194	—
Other assets	8,378	618	806

Total assets	323,272,116	475,381,848	1,301,524,674

Liabilities:
Foreign bank overdraft (Cost $0, $0 and $1,627, respectively)	—	—	1,627
Payable for securities purchased	20,342,382	5,520,131	328,152,976
Distributions payable	519,883	490,002	469,833
Payable for capital stock redeemed	66,945	1,195,018	1,578,660
Unrealized depreciation on foreign currency exchange contracts	—	3,114	26,595
Unrealized depreciation on foreign currency transactions	—	—	457
Payable for daily variation margin on futures contracts (Note 3)	—	112,736	374,472
Advisory fees payable (Note 6)	162,760	191,455	282,243
Accrued trustees fees and expenses	1,711	2,521	4,726
Accrued distribution (12b-1) and service fees payable	2,058	22,869	3,057
Administrative fees payable	40,108	24,252	39,932
Accrued other expenses	85,597	109,680	221,601

Total liabilities	21,221,444	7,671,778	331,156,179

Net assets	$302,050,672	$467,710,070	$970,368,495

Class M Shares:
Net assets (Applicable to 1,003,458, 11,997,116 and 1,907,699, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$9,521,245	$111,387,534	$17,845,241

Net asset value, offering and redemption price per Class M share	$9.49	$9.28	$9.35

Class I Shares:
Net assets (Applicable to 30,837,290, 38,392,204 and 101,869,339, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$292,518,748	$356,322,536	$952,523,254

Net asset value, offering and redemption price per Class I share	$9.49	$9.28	$9.35

Plan Class Shares:
Net assets (Applicable to 1,129, 0 and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$10,679	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	$9.46	N/A	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$326,931,927	$604,743,579	$1,075,156,001
Accumulated Earnings (Loss)	(24,881,255)	(137,033,509)	(104,787,506)

Net assets	$302,050,672	$467,710,070	$970,368,495

See accompanying Notes to Financial Statements.

244 / Annual Report March 2024

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2024

ASSETS:	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND		OPPORTUNISTIC HIGH INCOME CREDIT FUND
Investments, at value - Unaffiliated (Cost $31,746,776, $1,721,314,582 and $1,675,644, respectively) (Note 2)	$30,402,068	$1,698,764,724		$1,519,684
Investments, at value - Affiliated (Cost $0, $0 and $0, respectively) (Note 5)	—	—		—
Cash and cash equivalents (Note 2)	5,138,407	84,625,975		852
Foreign Currency, at value (Cost $0, $942 and $0, respectively)	—	943		—
Cash on deposit with brokers for collateral on swaps (Note 2)	5,811	214,970		—
Cash on deposit with brokers for collateral on futures (Note 2)	59,000	6,934,000		8,000
Receivable for capital stock sold	665,369	960,329		—
Dividends and interest receivable	164,931	4,920,054		16,631
Receivable for securities sold	65,063	44,512,463		12,371
Due from Adviser (Note 6)	28,611	—		9,483
Unrealized appreciation on swap contracts	805	—		—
Unrealized appreciation on foreign currency exchange contracts	158	314,681		—
Receivable for daily variation margin on futures contracts (Note 3)	—	308,938		—
Other assets	3,352	13,861		802

Total assets	36,533,575	1,841,570,938		1,567,823

Liabilities:
Payable for securities purchased	9,747,931	569,562,151		24,915
Payable for capital stock redeemed	75,456	5,293,227		362
Payable for daily variation margin on futures contracts (Note 3)	10,719	1,053,744		977
Distributions payable	688	500,743		—
Unrealized depreciation on foreign currency exchange contracts	—	24,869		—
Unrealized depreciation on foreign currency transactions	—	1,392		—
Advisory fees payable (Note 6)	6,736	306,928		588
Accrued trustees fees and expenses	60	7,348		9
Accrued distribution (12b-1) and service fees payable	1,204	23,892		45
Administrative fees payable	23,961	44,689		18,365
Transfer agent fees payable	5,171	190,704		4,008
Audit fees payable	24,080	40,053		19,321
Accrued other expenses	18,748	45,450		7,345

Total liabilities	9,914,754	577,095,190		75,935

Net assets	$26,618,821	$1,264,475,748		$1,491,888

Class M Shares:
Net assets (Applicable to 784,171, 18,460,695 and 34,868, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$6,040,546	$152,720,731		$267,124

Net asset value, offering and redemption price per Class M share	$7.70	$8.27		$7.66

Class I Shares:
Net assets (Applicable to 2,671,571, 134,377,563 and 160,025, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$20,578,275	$1,111,744,535		$1,224,764

Net asset value, offering and redemption price per Class I share	$7.70	$8.27		$7.65

Administrative Class Shares:
Net assets (Applicable to 0, 981 and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$10,482		N/A

Net asset value, offering and redemption price per Administrative Class share	N/A	$10.68	[1]	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$30,055,487	$1,480,595,947		$2,319,301
Accumulated Earnings (Loss)	(3,436,666)	(216,120,199)		(827,413)

Net assets	$26,618,821	$1,264,475,748		$1,491,888

[1]	The net asset values of the Administrative Class Shares of the Low Duration Bond Fund were calculated using unrounded net assets of $10,481.75 divided by the unrounded shares outstanding of 981.38.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 245

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2024

ASSETS:	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Investments, at value - Unaffiliated (Cost $93,829,295, $9,972,572 and $68,569,239,340, respectively) (Note 2)	$87,040,985	$9,578,462	$66,153,745,825
Investments, at value - Affiliated (Cost $0, $0 and $65,187,440, respectively) (Note 5)	—	—	—
Cash and cash equivalents (Note 2)	—	5	971,082,907
Foreign Currency, at value (Cost $11, $0 and $0, respectively)	11	—	—
Cash on deposit with brokers for collateral on swaps (Note 2)	13,223	—	105,029,042
Cash on deposit with brokers for collateral on futures (Note 2)	237,000	42,000	162,250,000
Receivable for securities sold	1,602,984	—	1,313,212,528
Dividends and interest receivable	521,623	45,329	276,208,266
Receivable for capital stock sold	20,083	4,100	102,418,954
Unrealized appreciation on foreign currency exchange contracts	19,317	—	28,523,362
Unrealized appreciation on swap contracts	1,830	—	8,510,060
Unrealized appreciation on foreign currency transactions	—	2	—
Net unrealized appreciation on unfunded commitments (Note 8)	—	—	294
Due from Adviser (Note 6)	—	20,448	—
Receivable for daily variation margin on futures contracts (Note 3)	—	680	851,517
Other assets	8,339	649	115,632

Total assets	89,465,395	9,691,675	69,121,948,387

Liabilities:
Reverse repurchase agreements (Proceeds $0, $0 and
$1,501,250,000, respectively) (Note 3)	—	—	1,501,250,000
Bank overdraft	772	—	—
Foreign bank overdraft (Cost $0, $0 and $85,637, respectively)	—	—	85,687
Payable for securities purchased	13,917,238	1,859,776	15,457,340,038
Payable for capital stock redeemed	102,730	16,516	127,373,626
Payable for daily variation margin on futures contracts (Note 3)	34,192	1,828	14,973,769
Unrealized depreciation on foreign currency transactions	9,387	—	29,112
Distributions payable	2,637	—	15,026,997
Unrealized depreciation on foreign currency exchange contracts	907	—	5,864,378
Premiums received for swap contracts	—	—	510,308
Advisory fees payable (Note 6)	40,480	2,416	14,977,053
Accrued trustees fees and expenses	343	38	292,825
Accrued distribution (12b-1) and service fees payable	10,623	5	1,058,468
Administrative fees payable	37,193	19,352	566,608
Accrued other expenses	66,902	32,540	6,945,557

Total liabilities	14,223,404	1,932,471	17,146,294,426

Net assets	$75,241,991	$7,759,204	$51,975,653,961

Class M Shares:
Net assets (Applicable to 8,467,294, 5,255 and 424,049,209, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$52,304,367	$43,847	$3,826,231,252

Net asset value, offering and redemption price per Class M share	$6.18	$8.34	$9.02

Class I Shares:
Net assets (Applicable to 3,714,442, 924,112 and 3,446,644,876, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$22,937,624	$7,715,357	$31,087,118,695

Net asset value, offering and redemption price per Class I share	$6.18	$8.35	$9.02

Class I-2 Shares:
Net assets (Applicable to 0, 0 and 7,505,916, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A	$67,699,167

Net asset value, offering and redemption price per Class I-2 share	N/A	N/A	$9.02

Administrative Class Shares:
Net assets (Applicable to 0, 0 and 131,944,182, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A	$1,191,463,664

Net asset value, offering and redemption price per Administrative Class share	N/A	N/A	$9.03

Plan Class Shares:
Net assets (Applicable to 0, 0 and 1,868,351,523, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A	$15,803,141,183

Net asset value, offering and redemption price per Plan Class share	N/A	N/A	$8.46

See accompanying Notes to Financial Statements.

246 / Annual Report March 2024

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2024

ASSETS:	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Net Assets Consist of:
Paid-in Capital (Note 9)	$86,763,098	$9,617,671	$65,872,560,008
Accumulated Earnings (Loss)	(11,521,107)	(1,858,467)	(13,896,906,047)

Net assets	$75,241,991	$7,759,204	$51,975,653,961

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 247

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2024

ASSETS:	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Investments, at value - Unaffiliated (Cost $67,996,003 and $3,335,175,371, respectively) (Note 2)	$67,306,849	$2,984,036,706
Investments, at value - Affiliated (Cost $0 and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	6,171,811	—
Cash on deposit with brokers for collateral on swaps (Note 2)	—	5,470,222
Cash on deposit with brokers for collateral on futures (Note 2)	291,000	8,614,000
Receivable for securities sold	2,049,648	138,047,314
Dividends and interest receivable	124,692	16,454,881
Receivable for capital stock sold	62,356	3,111,629
Receivable for daily variation margin on futures contracts (Note 3)	14,999	454
Unrealized appreciation on foreign currency exchange contracts	13,987	1,408,097
Unrealized appreciation on foreign currency transactions	—	20,354
Unrealized appreciation on swap contracts	—	247,333
Other assets	921	641

Total assets	76,036,263	3,157,411,631

Liabilities:
Bank overdraft	—	962,180
Foreign bank overdraft (Cost $0 and $274, respectively)	—	275
Payable for securities purchased	25,048,919	566,594,815
Payable for capital stock redeemed	148,950	9,103,809
Payable for daily variation margin on futures contracts (Note 3)	26,673	1,610,663
Distributions payable	854	2,503,981
Unrealized depreciation on foreign currency exchange contracts	743	93,631
Unrealized depreciation on foreign currency transactions	49	—
Advisory fees payable (Note 6)	20,127	1,378,416
Accrued trustees fees and expenses	379	13,234
Accrued distribution (12b-1) and service fees payable	1,678	29,099
Administrative fees payable	24,639	70,758
Accrued other expenses	62,653	376,123

Total liabilities	25,335,664	582,736,984

Net assets	$50,700,599	$2,574,674,647

Class M Shares:
Net assets (Applicable to 3,157,713 and 13,745,498, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$12,917,184	$141,735,576

Net asset value, offering and redemption price per Class M share	$4.09	$10.31

Class I Shares:
Net assets (Applicable to 9,220,091 and 197,548,988, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$37,783,415	$2,035,210,754

Net asset value, offering and redemption price per Class I share	$4.10	$10.30

Plan Class Shares:
Net assets (Applicable to 0 and 38,620,666, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$397,728,317

Net asset value, offering and redemption price per Plan Class share	N/A	$10.30

Net Assets Consist of:
Paid-in Capital (Note 9)	$64,003,793	$3,141,591,636
Accumulated Earnings (Loss)	(13,303,194)	(566,916,989)

Net assets	$50,700,599	$2,574,674,647

See accompanying Notes to Financial Statements.

248 / Annual Report March 2024

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Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2024

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND
Investment Income:
Interest	$1,277,337	$246,122	$28,152,356
Dividends	140,299	7,933	671,203

Total investment income	1,417,636	254,055	28,823,559

Expenses:
Investment advisory fees (Note 6)	117,723	22,985	1,505,543
Administration fees	100,891	86,344	234,221
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	—	7,833	117,603
Professional fees	49,674	34,810	56,692
Transfer agent fees	31,904	32,004	353,127
Custodian fees	28,490	32,332	70,000
Registration and filing fees	20,692	32,205	28,675
Trustees’ fees and expenses	601	112	6,679
Commitment fee	239	42	2,921
Interest expense	—	7	—
Miscellaneous expenses	7,115	4,904	28,548

Total operating expenses	357,329	253,578	2,404,009
Expenses waived and reimbursed (Note 6)	(224,890)	(217,007)	(446,297)

Net expenses	132,439	36,571	1,957,712

Net investment income	1,285,197	217,484	26,865,847

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(415,975)	(570,096)	(8,117,754)
Futures contracts	6,433,475	(30,640)	(722,661)
Foreign currency exchange contracts	—	—	(45,604)
Foreign currency transactions	—	59	45,872
Swap contracts	—	7,774	—

Net change in unrealized appreciation
(depreciation) on:
Investments - Unaffiliated	1,285,422	528,470	1,840,977
Futures contracts	(1,182,472)	(6,779)	(1,342,270)
Foreign currency exchange contracts	—	—	185,050
Foreign currency transactions	—	—	358
Swap contracts	—	2,612	—

Net realized and change in unrealized gain (loss) on investments, futures contracts,foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	6,120,450	(68,600)	(8,156,032)

Net Increase in Net Assets from Operations	$7,405,647	$148,884	$18,709,815

See accompanying Notes to Financial Statements.

250 / Annual Report March 2024

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2024

	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Investment Income:
Interest	$31,498,081	$35,891,999	$42,495,535
Dividends	600,820	962,827	3,792,095

Total investment income	32,098,901	36,854,826	46,287,630

Expenses:
Investment advisory fees (Note 6)	1,849,510	2,486,802	3,364,665
Administration fees	194,073	113,920	189,561
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	26,432	304,232	39,761
Transfer agent fees	153,257	313,958	759,057
Registration and filing fees	56,240	46,335	52,169
Professional fees	50,190	52,793	64,282
Custodian fees	25,324	24,093	77,681
Trustees’ fees and expenses	6,833	10,232	19,314
Commitment fee	2,770	4,097	8,595
Interest expense	44	—	756
Miscellaneous expenses	20,081	67,444	76,580
Repayment of reimbursed expenses - Class I (Note 6)	2,258	—	18,757

Total operating expenses	2,387,012	3,423,906	4,671,178
Expenses waived and reimbursed (Note 6)	(11,906)	(135,512)	(1,163)

Net expenses	2,375,106	3,288,394	4,670,015

Net investment income	29,723,795	33,566,432	41,617,615

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(4,305,117)	(17,002,189)	(19,886,504)
Futures contracts	—	(1,953,219)	(7,692,820)
Foreign currency exchange contracts	—	(6,664)	(65,484)
Foreign currency transactions	539	27,392	89,828
Swap contracts	—	75,949	30,438
Net change in unrealized appreciation
(depreciation) on:
Investments - Unaffiliated	11,395,269	27,018,172	9,726,533
Futures contracts	(350)	105,270	(3,169,611)
Foreign currency exchange contracts	15,117	251,280	529,276
Foreign currency transactions	5,187	(994)	(5,398)
Swap contracts	—	(15,927)	(8,867)

Net realized and change in unrealized gain (loss) on investments, futures contracts,foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	7,110,645	8,499,070	(20,452,609)

Net Increase in Net Assets from Operations	$36,834,440	$42,065,502	$21,165,006

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 251

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2024

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND
Investment Income:
Interest	$747,022	$65,429,803	$131,980
Dividends	46,721	3,246,964	9,982

Total investment income	793,743	68,676,767	141,962

Expenses:
Investment advisory fees (Note 6)	46,117	4,357,369	8,632
Administration fees	103,599	227,020	84,411
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	10,179	375,265	530
Administrative Class	—	22	—
Custodian fees	38,915	75,942	7,849
Transfer agent fees	38,028	1,236,742	29,526
Registration and filing fees	35,266	47,741	71,494
Professional fees	34,881	65,558	28,475
Trustees’ fees and expenses	239	28,577	36
Commitment fee	107	11,034	13
Interest expense	13	4,207	1
Miscellaneous expenses	5,772	112,209	3,908

Total operating expenses	313,116	6,541,686	234,875
Expenses waived and reimbursed (Note 6)	(239,989)	—	(223,986)

Net expenses	73,127	6,541,686	10,889

Net investment income	720,616	62,135,081	131,073

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(750,193)	(31,384,390)	(141,782)
Futures contracts	(55,979)	(4,242,472)	(9,786)
Foreign currency exchange contracts	—	(96,529)	—
Foreign currency transactions	326	73,028	74
Options and swaptions written	—	540,000	—
Swap contracts	6,932	76,700	—
Net change in unrealized appreciation
(depreciation) on:
Investments - Unaffiliated	719,531	28,652,588	163,622
Futures contracts	(11,169)	(4,450,800)	(11,705)
Foreign currency exchange contracts	158	404,188	—
Foreign currency transactions	—	(11,457)	—
Options and swaptions written	—	(539,997)	—
Swap contracts	2,339	(28,033)	—

Net realized and change in unrealized gain (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(88,055)	(11,007,174)	423

Net Increase in Net Assets from Operations	$632,561	$51,127,907	$131,496

See accompanying Notes to Financial Statements.

252 / Annual Report March 2024

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2024

	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Investment Income:
Interest	$5,684,396	$426,562	$2,722,204,101
Dividends	177,360	15,050	87,575,215

Total investment income	5,861,756	441,612	2,809,779,316

Expenses:
Investment advisory fees (Note 6)	459,665	28,664	205,161,647
Administration fees	167,059	82,993	3,329,541
Distribution (12b-1) and service fees - class specific (Note 7):	—	—	—
Class M	127,486	109	10,275,598
Administrative Class	—	—	5,512,568
Transfer agent fees	99,189	31,396	31,783,928
Custodian fees	51,201	14,361	955,571
Professional fees	48,734	31,918	685,493
Registration and filing fees	29,397	73,287	373,614
Trustees’ fees and expenses	1,398	147	1,199,471
Commitment fee	636	57	479,542
Interest expense	—	7	8,338,654
Miscellaneous expenses	16,064	10,823	3,967,752

Total operating expenses	1,000,829	273,762	272,063,379
Expenses waived and reimbursed (Note 6)	(312,702)	(238,549)	—

Net expenses	688,127	35,213	272,063,379

Net investment income	5,173,629	406,399	2,537,715,937

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(1,666,769)	(781,206)	(3,143,613,406)
Futures contracts	277,216	(67,460)	(513,009,556)
Foreign currency exchange contracts	654	(1,423)	2,446,066
Foreign currency transactions	7,514	(425)	9,210,762
Swap contracts	15,916	—	48,583,899

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	816,002	740,604	1,640,901,744
Futures contracts	(21,149)	(17,574)	(177,599,074)
Foreign currency exchange contracts	20,816	3,724	33,469,580
Foreign currency transactions	(9,426)	(33)	(449,580)
Swap contracts	5,349	—	18,699,943

Net realized and change in unrealized (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(553,877)	(123,793)	(2,081,359,622)

Net Increase in Net Assets from Operations	$4,619,752	$282,606	$456,356,315

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 253

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2024

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Investment Income:
Interest	$3,484,687	$195,029,326
Dividends	295,594	3,828,213

Total investment income	3,780,281	198,857,539

Expenses:
Investment advisory fees (Note 6)	200,325	17,442,126
Administration fees	105,733	325,227
Distribution (12b-1) and service fees - class specific (Note 7):	—	—
Class M	23,681	375,001
Transfer agent fees	96,567	1,660,042
Professional fees	48,277	122,258
Registration and filing fees	33,448	101,824
Custodian fees	32,720	124,197
Trustees’ fees and expenses	1,592	52,886
Commitment fee	489	21,789
Interest expense	124	34,208
Miscellaneous expenses	12,411	207,401
Repayment of reimbursed expenses - Class M (Note 6)	—	2,053
Repayment of reimbursed expenses - Plan Class (Note 6)	—	9,216

Total operating expenses	555,367	20,478,228
Expenses waived and reimbursed (Note 6)	(259,120)	—

Net expenses	296,247	20,478,228

Net investment income	3,484,034	178,379,311

Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain (loss) on:
Investments - Unaffiliated	(2,344,733)	(87,742,798)
Futures contracts	353,161	6,486,601
Foreign currency exchange contracts	(4,597)	(201,537)
Foreign currency transactions	1,552	371,176
Swap contracts	6,309	2,367,104

Net change in unrealized appreciation (depreciation) on:
Investments - Unaffiliated	1,011,069	44,753,648
Futures contracts	63,483	(604,218)
Foreign currency exchange contracts	17,712	1,697,738
Foreign currency transactions	(546)	(2,583)
Swap contracts	(997)	668,574

Net realized and change in unrealized (loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(897,587)	(32,206,295)

Net Increase in Net Assets from Operations	$2,586,447	$146,173,016

See accompanying Notes to Financial Statements.

254 / Annual Report March 2024

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Metropolitan West Funds

Statements of Changes in Net Assets

	ALPHATRAK 500 FUND		CORPORATE BOND FUND

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Operations:
Net investment income	$1,285,197	$875,717	$217,484	$285,898
Net realized (loss) on investments	(415,975)	(797,424)	(570,096)	(1,186,234)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	6,433,475	(3,406,039)	(22,807)	12,468
Net change in unrealized appreciation (depreciation) on investments	1,285,422	(820,315)	528,470	(74,878)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(1,182,472)	(501,369)	(4,167)	26,654

Net increase (decrease) in net assets resulting from operations	7,405,647	(4,649,430)	148,884	(936,092)

Distributions to Shareholders:
Class M	(1,228,684)	(1,425,275)	(114,651)	(142,778)
Class I	—	—	(102,270)	(141,214)

Total Distributions	(1,228,684)	(1,425,275)	(216,921)	(283,992)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	3,240,665	1,688,163	142,998	1,105,501
Shares issued in reinvestment of distributions	1,228,235	1,425,012	114,650	142,767
Cost of shares redeemed	(9,465,645)	(13,179,485)	(1,705,604)	(2,035,825)

Total Class M capital share transactions	(4,996,745)	(10,066,310)	(1,447,956)	(787,557)

Class I:
Proceeds from sale of shares	—	—	323,768	230,073
Shares issued in reinvestment of distributions	—	—	93,392	135,703
Cost of shares redeemed	—	—	(879,250)	(3,749,112)

Total Class I capital share transactions	—	—	(462,090)	(3,383,336)

Net (decrease) in net assets derived from capital share transactions	(4,996,745)	(10,066,310)	(1,910,046)	(4,170,893)

Net increase (decrease) in net assets	1,180,218	(16,141,015)	(1,978,083)	(5,390,977)
Net assets at beginning of year	28,961,453	45,102,468	7,165,861	12,556,838

Net assets at end of year	$30,141,671	$28,961,453	$5,187,778	$7,165,861

See accompanying Notes to Financial Statements.

256 / Annual Report March 2024

Metropolitan West Funds

Statements of Changes in Net Assets

	FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023
Operations:
Net investment income	$26,865,847	$21,543,153	$29,723,795	$25,534,633
Net realized (loss) on investments	(8,117,754)	(9,155,600)	(4,305,117)	(16,313,982)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(722,393)	1,558,426	539	93,351
Net change in unrealized appreciation (depreciation) on investments	1,840,977	(16,288,207)	11,395,269	(7,196,020)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(1,156,862)	1,280,679	19,954	(11,725)

Net increase (decrease) in net assets resulting from operations	18,709,815	(1,061,549)	36,834,440	2,106,257

Distributions to Shareholders:
Class M	(3,673,154)	(3,284,784)	(915,742)	(809,656)
Class I	(23,170,141)	(18,815,999)	(28,847,128)	(24,770,860)
Plan Class	—	—	(511)	(6)

Total Distributions	(26,843,295)	(22,100,783)	(29,763,381)	(25,580,522)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	23,986,102	41,165,753	5,872,845	4,031,325
Shares issued in reinvestment of distributions	3,662,333	3,259,132	827,603	752,139
Cost of shares redeemed	(26,032,498)	(23,746,600)	(8,403,470)	(9,931,101)

Total Class M capital share transactions	1,615,937	20,678,285	(1,703,022)	(5,147,637)

Class I:
Proceeds from sale of shares	115,283,235	229,652,950	36,817,127	73,729,818
Shares issued in reinvestment of distributions	21,822,353	17,189,579	22,377,284	20,289,450
Cost of shares redeemed	(104,231,117)	(123,618,442)	(101,940,658)	(218,088,025)

Total Class I capital share transactions	32,874,471	123,224,087	(42,746,247)	(124,068,757)

Plan Class:
Proceeds from sale of shares	—	—	9,995	—
Shares issued in reinvestment of distributions	—	—	511	6

Total Plan Class capital share transactions	—	—	10,506	6

Net increase (decrease) in net assets derived from capital share transactions	34,490,408	143,902,372	(44,438,763)	(129,216,388)

Net increase (decrease) in net assets	26,356,928	120,740,040	(37,367,704)	(152,690,653)
Net assets at beginning of year	330,398,541	209,658,501	339,418,376	492,109,029

Net assets at end of year	$356,755,469	$330,398,541	$302,050,672	$339,418,376

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 257

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND		INTERMEDIATE BOND FUND

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Operations:
Net investment income	$33,566,432	$31,928,889	$41,617,615	$27,101,959
Net realized (loss) on investments	(17,002,189)	(57,819,428)	(19,886,504)	(37,576,129)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(1,856,542)	6,354,058	(7,638,038)	(8,083,233)
Net change in unrealized appreciation (depreciation) on investments	27,018,172	(9,639,134)	9,726,533	(838,619)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	339,629	(1,957,971)	(2,654,600)	4,586,399

Net increase (decrease) in net assets resulting from operations	42,065,502	(31,133,586)	21,165,006	(14,809,623)

Distributions to Shareholders:
Class M	(7,978,484)	(8,006,047)	(776,161)	(651,240)
Class I	(25,617,093)	(24,105,082)	(40,847,296)	(26,538,105)

Total Distributions	(33,595,577)	(32,111,129)	(41,623,457)	(27,189,345)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	28,953,228	48,460,943	5,313,966	6,760,189
Shares issued in reinvestment of distributions	7,661,376	7,763,239	774,768	650,341
Cost of shares redeemed	(61,238,115)	(75,823,675)	(8,825,375)	(9,887,413)

Total Class M capital share transactions	(24,623,511)	(19,599,493)	(2,736,641)	(2,476,883)

Class I:
Proceeds from sale of shares	114,335,825	194,509,306	307,256,991	459,988,616
Shares issued in reinvestment of distributions	20,462,368	20,309,691	35,763,780	23,375,376
Cost of shares redeemed	(146,132,953)	(359,485,585)	(247,428,013)	(333,934,491)

Total Class I capital share transactions	(11,334,760)	(144,666,588)	95,592,758	149,429,501

Net increase (decrease) in net assets derived from capital share transactions	(35,958,271)	(164,266,081)	92,856,117	146,952,618

Net increase (decrease) in net assets	(27,488,346)	(227,510,796)	72,397,666	104,953,650
Net assets at beginning of year	495,198,416	722,709,212	897,970,829	793,017,179

Net assets at end of year	$467,710,070	$495,198,416	$970,368,495	$897,970,829

See accompanying Notes to Financial Statements.

258 / Annual Report March 2024

Metropolitan West Funds

Statements of Changes in Net Assets

	INVESTMENT GRADE CREDIT FUND		LOW DURATION BOND FUND

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Operations:
Net investment income	$720,616	$771,068	$62,135,081	$61,988,491
Net realized (loss) on investments	(750,193)	(742,145)	(31,384,390)	(90,474,634)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(48,721)	10,587	(3,649,273)	2,702,326
Net change in unrealized appreciation (depreciation) on investments	719,531	(300,238)	28,652,588	974,373
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(8,672)	38,270	(4,626,099)	1,569,971

Net increase (decrease) in net assets resulting from operations	632,561	(222,458)	51,127,907	(23,239,473)

Distributions to Shareholders:
From net earnings
Class M	(217,135)	(193,447)	(8,065,480)	(11,675,128)
Class I	(503,697)	(576,495)	(54,036,315)	(50,784,593)
Administrative Class	—	—	(235)	(17,270)
From tax return of capital
Class M	—	(6,494)	—	—
Class I	—	(18,167)	—	—

Total Distributions	(720,832)	(794,603)	(62,102,030)	(62,476,991)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	4,619,139	1,337,353	23,878,819	94,963,791
Shares issued in reinvestment of distributions	215,703	199,463	7,989,466	11,599,618
Cost of shares redeemed	(1,808,358)	(542,274)	(175,627,096)	(266,373,973)

Total Class M capital share transactions	3,026,484	994,542	(143,758,811)	(159,810,564)

Class I:
Proceeds from sale of shares	16,250,851	2,645,893	229,594,053	676,046,610
Shares issued in reinvestment of distributions	497,271	584,846	46,323,700	45,199,055
Cost of shares redeemed	(3,393,060)	(3,781,800)	(634,863,182)	(1,191,261,709)

Total Class I capital share transactions	13,355,062	(551,061)	(358,945,429)	(470,016,044)

Administrative Class:
Proceeds from sale of shares	—	—	10,044	341,423
Shares issued in reinvestment of distributions	—	—	233	16,180
Cost of shares redeemed	—	—	(716)	(1,987,464)

Total Administrative Class capital share transactions	—	—	9,561	(1,629,861)

Net increase (decrease) in net assets derived from capital share transactions	16,381,546	443,481	(502,694,679)	(631,456,469)

Net increase (decrease) in net assets	16,293,275	(573,580)	(513,668,802)	(717,172,933)
Net assets at beginning of year	10,325,546	10,899,126	1,778,144,550	2,495,317,483

Net assets at end of year	$26,618,821	$10,325,546	$1,264,475,748	$1,778,144,550

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 259

Metropolitan West Funds

Statements of Changes in Net Assets

	OPPORTUNISTIC HIGH INCOME CREDIT FUND		STRATEGIC INCOME FUND

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Operations:
Net investment income	$131,073	$266,498	$5,173,629	$3,476,991
Net realized (loss) on investments	(141,782)	(431,304)	(1,666,769)	(2,469,993)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(9,712)	(37,305)	301,300	501,888
Net change in unrealized appreciation (depreciation) on investments	163,622	(27,281)	816,002	(850,399)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(11,705)	17,597	(4,410)	28,320

Net increase (decrease) in net assets resulting from operations	131,496	(211,795)	4,619,752	686,807

Distributions to Shareholders:
From net earnings
Class M	(16,060)	(17,339)	(3,794,595)	(2,536,732)
Class I	(120,902)	(259,044)	(1,498,263)	(1,178,986)
From tax return of capital
Class M	—	(603)	—	—
Class I	—	(7,178)	—	—

Total Distributions	(136,962)	(284,164)	(5,292,858)	(3,715,718)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	302,351	543,779	6,753,106	43,540,763
Shares issued in reinvestment of distributions	16,060	17,942	3,784,613	2,526,946
Cost of shares redeemed	(359,655)	(295,730)	(8,380,137)	(10,331,770)

Total Class M capital share transactions	(41,244)	265,991	2,157,582	35,735,939

Class I:
Proceeds from sale of shares	19,372	506,250	12,920,425	12,916,300
Shares issued in reinvestment of distributions	118,774	255,696	1,409,912	1,109,471
Cost of shares redeemed	(672,238)	(1,500,632)	(6,793,483)	(6,635,438)

Total Class I capital share transactions	(534,092)	(738,686)	7,536,854	7,390,333

Net increase (decrease) in net assets derived from capital share transactions	(575,336)	(472,695)	9,694,436	43,126,272

Net increase (decrease) in net assets	(580,802)	(968,654)	9,021,330	40,097,361
Net assets at beginning of year	2,072,690	3,041,344	66,220,661	26,123,300

Net assets at end of year	$1,491,888	$2,072,690	$75,241,991	$66,220,661

See accompanying Notes to Financial Statements.

260 / Annual Report March 2024

Metropolitan West Funds

Statements of Changes in Net Assets

	SUSTAINABLE SECURITIZED FUND		TOTAL RETURN BOND FUND

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Operations:
Net investment income	$406,399	$281,087	$2,537,715,937	$2,141,648,942
Net realized (loss) on investments	(781,206)	(491,703)	(3,143,613,406)	(4,531,899,804)
Net realized gain (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(69,308)	13,099	(452,768,829)	(830,744,776)
Net change in unrealized appreciation (depreciation) on investments	740,604	(544,191)	1,640,901,744	(1,855,532,089)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	(13,883)	(13,813)	(125,879,131)	495,422,606

Net increase (decrease) in net assets resulting from operations	282,606	(755,521)	456,356,315	(4,581,105,121)

Distributions to Shareholders:
From net earnings
Class M	(2,014)	(789)	(199,080,510)	(183,930,026)
Class I	(363,941)	(323,549)	(1,514,156,186)	(1,310,563,915)
Class I-2	—	—	(3,711,760)	(4,553,863)
Administrative Class	—	—	(53,157,819)	(48,358,996)
Plan Class	—	—	(743,968,929)	(622,261,058)
From tax return of capital
Class M	(223)	—	—	—
Class I	(40,201)	—	—	—

Total Distributions	(406,379)	(324,338)	(2,514,075,204)	(2,169,667,858)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	55,533	41,210	918,790,227	3,495,653,899
Shares issued in reinvestment of distributions	2,168	789	197,785,406	182,610,816
Cost of shares redeemed	(63,013)	(5,381)	(3,558,742,020)	(2,967,490,699)

Total Class M capital share transactions	(5,312)	36,618	(2,442,166,387)	710,774,016

Class I:
Proceeds from sale of shares	1,713,982	2,980,028	8,262,045,253	10,638,504,466
Shares issued in reinvestment of distributions	403,645	318,619	1,360,470,247	1,180,906,284
Cost of shares redeemed	(2,640,186)	(4,515,723)	(15,603,067,223)	(16,232,632,010)

Total Class I capital share transactions	(522,559)	(1,217,076)	(5,980,551,723)	(4,413,221,260)

Class I-2:
Proceeds from sale of shares	—	—	33,425,455	76,304,739
Shares issued in reinvestment of distributions	—	—	3,688,076	4,553,247
Cost of shares redeemed	—	—	(67,704,008)	(132,967,258)

Total Class I-2 capital share transactions	—	—	(30,590,477)	(52,109,272)

Administrative Class:
Proceeds from sale of shares	—	—	248,831,090	293,651,286
Shares issued in reinvestment of distributions	—	—	51,891,253	47,629,092
Cost of shares redeemed	—	—	(616,843,156)	(573,634,236)

Total Administrative Class capital share transactions	—	—	(316,120,813)	(232,353,858)

Plan Class:
Proceeds from sale of shares	—	—	3,421,603,095	2,968,909,350
Shares issued in reinvestment of distributions	—	—	689,320,525	584,159,563
Cost of shares redeemed	—	—	(5,424,667,833)	(6,205,668,308)

Total Plan Class capital share transactions	—	—	(1,313,744,213)	(2,652,599,395)

Net (decrease) in net assets derived from capital share transactions	(527,871)	(1,180,458)	(10,083,173,613)	(6,639,509,769)

Net (decrease) in net assets	(651,644)	(2,260,317)	(12,140,892,502)	(13,390,282,748)
Net assets at beginning of year	8,410,848	10,671,165	64,116,546,463	77,506,829,211

Net assets at end of year	$7,759,204	$8,410,848	$51,975,653,961	$64,116,546,463

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 261

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Operations:
Net investment income	$3,484,034	$3,035,558	$178,379,311	$164,181,166
Net realized (loss) on investments	(2,344,733)	(5,388,169)	(87,742,798)	(170,331,474)
Net realized gain on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	356,425	2,104,149	9,023,344	74,637,642
Net change in unrealized appreciation (depreciation) on investments	1,011,070	1,062,414	44,753,648	(160,704,924)
Net change in unrealized appreciation (depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options and swaptions written and swap contracts	79,651	(645,153)	1,759,511	2,436,594

Net increase (decrease) in net assets resulting from operations	2,586,447	168,799	146,173,016	(89,780,996)

Distributions to Shareholders:
From net earnings
Class M	(632,667)	(638,279)	(9,524,330)	(9,125,883)
Class I	(2,861,175)	(2,405,102)	(142,902,881)	(145,485,600)
Plan Class	—	—	(25,240,397)	(16,733,784)
From tax return of capital
Class M	—	—	(88,102)	—
Class I	—	—	(1,321,873)	—
Plan Class	—	—	(233,477)	—

Total Distributions	(3,493,842)	(3,043,381)	(179,311,060)	(171,345,267)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	987,487	3,375,187	22,080,451	28,256,559
Shares issued in reinvestment of distributions	607,715	622,331	9,478,301	9,026,236
Cost of shares redeemed	(8,603,378)	(22,824,795)	(48,055,330)	(77,734,166)

Total Class M capital share transactions	(7,008,176)	(18,827,277)	(16,496,578)	(40,451,371)

Class I:
Proceeds from sale of shares	10,434,114	64,753,429	678,623,647	1,024,325,769
Shares issued in reinvestment of distributions	2,857,961	2,403,227	102,224,307	106,577,781
Cost of shares redeemed	(76,523,093)	(121,342,857)	(1,070,859,376)	(2,197,064,956)

Total Class I capital share transactions	(63,231,018)	(54,186,201)	(290,011,422)	(1,066,161,406)

Plan Class:
Proceeds from sale of shares	—	—	28,461,757	243,626,742
Shares issued in reinvestment of distributions	—	—	25,473,840	16,733,248
Cost of shares redeemed	—	—	(5,145,946)	(11,237,412)

Total Plan Class capital share transactions	—	—	48,789,651	249,122,578

Net (decrease) in net assets derived from capital share transactions	(70,239,194)	(73,013,478)	(257,718,349)	(857,490,199)

Net (decrease) in net assets	(71,146,589)	(75,888,060)	(290,856,393)	(1,118,616,462)
Net assets at beginning of year	121,847,188	197,735,248	2,865,531,040	3,984,147,502

Net assets at end of year	$50,700,599	$121,847,188	$2,574,674,647	$2,865,531,040

See accompanying Notes to Financial Statements.

262 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$9.87	$11.48	$13.26	$8.89	$10.73

Income from Investment Operations:
Net investment income[1]	0.47	0.27	0.11	0.18	0.31
Net realized and unrealized gain (loss)	2.35	(1.42)	1.81	5.14	(1.14)

Total Income (Loss) from Investment Operations	2.82	(1.15)	1.92	5.32	(0.83)

Less Distributions:
From net investment income	(0.46)	(0.27)	(0.12)	(0.20)	(0.30)
From net capital gains	—	(0.19)	(3.58)	(0.75)	(0.71)

Total Distributions	(0.46)	(0.46)	(3.70)	(0.95)	(1.01)

Net Asset Value, End of Year	$12.23	$9.87	$11.48	$13.26	$8.89

Total Return	29.17%	(9.77)%	13.35%	60.83%	(9.36)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$30,142	$28,961	$45,102	$36,770	$29,066
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.21%	1.28%	0.83%[2]	1.26%	1.04%
After expense waivers and reimbursements	0.45%	0.45%	0.83%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.37%	2.70%	0.78%	1.57%	2.80%
Portfolio Turnover Rate	260%	166%	94%	60%	89%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.66%.

See accompanying Notes to Financial Statements.

263 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$9.03	$9.89	$10.65	$10.32	$10.31

Income from Investment Operations:
Net investment income[1]	0.32	0.26	0.22	0.28	0.88
Net realized and unrealized gain (loss)	(0.05)	(0.86)	(0.69)	0.50	0.06

Total Income (Loss) from Investment Operations	0.27	(0.60)	(0.47)	0.78	0.94

Less Distributions:
From net investment income	(0.32)	(0.26)	(0.22)	(0.40)	(0.86)
From net capital gains	—	—	(0.07)	(0.05)	(0.07)

Total Distributions	(0.32)	(0.26)	(0.29)	(0.45)	(0.93)

Net Asset Value, End of Year	$8.98	$9.03	$9.89	$10.65	$10.32

Total Return	3.15%	(6.02)%	(4.67)%	7.55%	9.19%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,809	$4,296	$5,622	$8,190	$876
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	4.56%	3.93%	2.73%	3.16%	8.55%
After expense waivers and reimbursements	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.67%	2.87%	2.01%	2.54%	8.31%
Portfolio Turnover Rate	136%	124%	148%	84%	65%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 264

Metropolitan West Funds

Financial Highlights

	CORPORATE BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$9.03	$9.89	$10.65	$10.32	$10.31

Income from Investment Operations:
Net investment income[1]	0.35	0.28	0.24	0.40	0.91
Net realized and unrealized gain (loss)	(0.04)	(0.86)	(0.69)	0.41	0.06

Total Income (Loss) from Investment Operations	0.31	(0.58)	(0.45)	0.81	0.97

Less Distributions:
From net investment income	(0.35)	(0.28)	(0.24)	(0.43)	(0.89)
From net capital gains	—	—	(0.07)	(0.05)	(0.07)

Total Distributions	(0.35)	(0.28)	(0.31)	(0.48)	(0.96)

Net Asset Value, End of Year	$8.99	$9.03	$9.89	$10.65	$10.32

Total Return	3.52%	(5.79)%	(4.44)%	7.81%	9.46%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,379	$2,870	$6,935	$4,730	$2,392
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	4.24%	3.39%	2.40%	3.54%	8.30%
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.92%	3.05%	2.25%	3.64%	8.62%
Portfolio Turnover Rate	136%	124%	148%	84%	65%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

265 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS M

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$7.89	$8.75	$9.86	$9.82	$10.79

Income from Investment Operations:
Net investment income[1]	0.60	0.68	0.88	0.69	1.86
Net realized and unrealized gain (loss)	(0.18)	(0.83)	(1.07)	0.34	(0.85)

Total Income (Loss) from Investment Operations	0.42	(0.15)	(0.19)	1.03	1.01

Less Distributions:
From net investment income	(0.60)	(0.71)	(0.89)	(0.97)	(1.98)
From net capital gains	—	—	(0.03)	(0.02)	—

Total Distributions	(0.60)	(0.71)	(0.92)	(0.99)	(1.98)

Net Asset Value, End of Year	$7.71	$7.89	$8.75	$9.86	$9.82

Total Return	5.64%	(1.50)%	(2.30)%	10.89%	9.82%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$49,559	$49,027	$31,941	$21,174	$1
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.94%	1.00%	1.04%	1.28%	3.76%
After expense waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.82%	8.53%	9.33%	7.01%	17.64%
Portfolio Turnover Rate	332%	248%	210%	177%	122%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 266

Metropolitan West Funds

Financial Highlights

	FLEXIBLE INCOME FUND CLASS I

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Period	$7.89	$8.75	$9.86	$9.82	$10.78

Income from Investment Operations:
Net investment income[1]	0.62	0.70	0.91	0.73	1.90
Net realized and unrealized gain (loss)	(0.19)	(0.83)	(1.08)	0.30	(0.85)

Total Income (Loss) from Investment Operations	0.43	(0.13)	(0.17)	1.03	1.05

Less Distributions:
From net investment income	(0.62)	(0.73)	(0.91)	(0.97)	(2.01)
From net capital gains	—	—	(0.03)	(0.02)	—

Total Distributions	(0.62)	(0.73)	(0.94)	(0.99)	(2.01)

Net Asset Value, End of Year	$7.70	$7.89	$8.75	$9.86	$9.82

Total Return	5.77%	(1.25)%	(2.05)%	10.83%	10.14%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$307,196	$281,372	$177,717	$158,834	$8,934
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.68%	0.74%	0.79%	1.01%	3.51%
After expense waivers and reimbursements	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.07%	8.78%	9.55%	7.41%	18.14%
Portfolio Turnover Rate	332%	248%	210%	177%	122%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

267 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS M

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$9.29	$9.79	$9.95	$8.98	$9.90

Income from Investment Operations:
Net investment income[1]	0.81	0.56	0.31	0.30	0.42
Net realized and unrealized gain (loss)	0.20	(0.48)	(0.16)	0.97	(0.92)

Total Income (Loss) from Investment Operations	1.01	0.08	0.15	1.27	(0.50)

Less Distributions:
From net investment income	(0.81)	(0.58)	(0.31)	(0.30)	(0.42)

Net Asset Value, End of Year	$9.49	$9.29	$9.79	$9.95	$8.98

Total Return	11.36%	0.96%	1.50%	14.30%	(5.36)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$9,521	$11,002	$17,003	$13,815	$6,084
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.01%	1.02%	1.00%	0.99%	1.00%
After expense waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.65%	5.98%	3.12%	3.05%	4.27%
Portfolio Turnover Rate	77%	43%	49%	38%	51%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 268

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS I

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$9.29	$9.78	$9.95	$8.98	$9.90

Income from Investment Operations:
Net investment income[1]	0.83	0.58	0.33	0.32	0.44
Net realized and unrealized gain (loss)	0.20	(0.47)	(0.17)	0.97	(0.92)

Total Income (Loss) from Investment Operations	1.03	0.11	0.16	1.29	(0.48)

Less Distributions:
From net investment income	(0.83)	(0.60)	(0.33)	(0.32)	(0.44)

Net Asset Value, End of Year	$9.49	$9.29	$9.78	$9.95	$8.98

Total Return	11.58%	1.26%	1.61%	14.52%	(5.17)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$292,519	$328,416	$475,105	$417,927	$250,187
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[2]	0.70%	0.69%[3]	0.70%[4]	0.70%
After expense waivers and reimbursements	0.70%	0.70%	0.69%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	8.85%	6.22%	3.32%	3.25%	4.47%
Portfolio Turnover Rate	77%	43%	49%	38%	51%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.70%.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.69%.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying Notes to Financial Statements.

269 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND PLAN CLASS*
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	PERIOD ENDED MARCH 31, 2021
Net Asset Value, Beginning of Period	$9.27	$9.78	$9.95	$9.97

Income from Investment Operations:
Net investment income[1]	0.84	0.59	0.35	0.05
Net realized and unrealized gain (loss)	0.17	(0.51)	(0.18)	(0.02)

Total Income from Investment Operations	1.01	0.08	0.17	0.03

Less Distributions:
From net investment income	(0.82)	(0.59)	(0.34)	(0.05)

Net Asset Value, End of Period	$9.46	$9.27	$9.78	$9.95

Total Return	11.32%	1.00%	1.76%	1.31%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$11	$103[3]	$102[3]	$100[3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.63%	0.15%[4]	0.65%	0.62%[5]
After expense waivers and reimbursements	0.60%	0.15%	0.60%	0.56%[5]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	9.02%	6.32%	3.53%	3.15%[5]
Portfolio Turnover Rate	77%	43%	49%	38%[2]

*	The Floating Rate Income Fund Plan Class Shares commenced operations on January 29, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.10%.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 270

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$9.12	$10.06	$10.57	$9.27	$9.66

Income from Investment Operations:
Net investment income[1]	0.60	0.50	0.38	0.36	0.40
Net realized and unrealized gain (loss)	0.16	(0.93)	(0.51)	1.31	(0.39)

Total Income (Loss) from Investment Operations	0.76	(0.43)	(0.13)	1.67	0.01

Less Distributions:
From net investment income	(0.60)	(0.51)	(0.38)	(0.37)	(0.40)

Net Asset Value, End of Year	$9.28	$9.12	$10.06	$10.57	$9.27

Total Return	8.64%	(4.20)%	(1.30)%	18.14%	(0.06)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$111,388	$134,178	$169,941	$198,337	$126,587
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.91%	0.91%	0.90%	0.91%	0.93%
After expense waivers and reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.55%	5.45%	3.61%	3.53%	4.07%
Portfolio Turnover Rate	82%	116%	117%	108%	181%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

271 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$9.12	$10.05	$10.57	$9.26	$9.65

Income from Investment Operations:
Net investment income[1]	0.62	0.52	0.41	0.39	0.42
Net realized and unrealized gain (loss)	0.16	(0.92)	(0.52)	1.31	(0.39)

Total Income (Loss) from Investment Operations	0.78	(0.40)	(0.11)	1.70	0.03

Less Distributions:
From net investment income	(0.62)	(0.53)	(0.41)	(0.39)	(0.42)

Net Asset Value, End of Year	$9.28	$9.12	$10.05	$10.57	$9.26

Total Return	8.91%	(3.87)%	(1.15)%	18.56%	0.19%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$356,322	$361,021	$552,768	$572,082	$289,352
Ratio of Expenses to Average Net Assets

Before expense waivers and reimbursements	0.62%	0.61%	0.61%	0.61%	0.62%

After expense waivers and reimbursements	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of Net Investment Income to Average Net Assets

After expense waivers and reimbursements	6.81%	5.67%	3.88%	3.77%	4.33%
Portfolio Turnover Rate	82%	116%	117%	108%	181%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 272

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$9.57	$10.10	$10.74	$10.65	$10.37

Income from Investment Operations:
Net investment income[1]	0.38	0.29	0.11	0.13	0.26
Net realized and unrealized gain (loss)	(0.22)	(0.53)	(0.61)	0.36	0.28

Total Income (Loss) from Investment Operations	0.16	(0.24)	(0.50)	0.49	0.54

Less Distributions:
From net investment income	(0.38)	(0.29)	(0.11)	(0.13)	(0.26)
From net capital gains	—	—	(0.03)	(0.27)	—

Total Distributions	(0.38)	(0.29)	(0.14)	(0.40)	(0.26)

Net Asset Value, End of Year	$9.35	$9.57	$10.10	$10.74	$10.65

Total Return	1.80%	(2.32)%	(4.63)%	4.63%	5.27%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$17,845	$21,053	$24,746	$36,452	$33,836
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.71%	0.72%	0.70%	0.71%	0.71%
After expense waivers and reimbursements	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.10%	3.00%	1.04%	1.22%	2.49%
Portfolio Turnover Rate	588%	516%	399%	372%	393%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

273 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$9.56	$10.10	$10.73	$10.65	$10.36

Income from Investment Operations:
Net investment income[1]	0.40	0.31	0.14	0.16	0.29
Net realized and unrealized gain (loss)	(0.21)	(0.54)	(0.60)	0.35	0.28

Total Income (Loss) from Investment Operations	0.19	(0.23)	(0.46)	0.51	0.57

Less Distributions:
From net investment income	(0.40)	(0.31)	(0.14)	(0.16)	(0.28)
From net capital gains	—	—	(0.03)	(0.27)	—

Total Distributions	(0.40)	(0.31)	(0.17)	(0.43)	(0.28)

Net Asset Value, End of Year	$9.35	$9.56	$10.10	$10.73	$10.65

Total Return	2.12%	(2.22)%	(4.33)%	4.76%	5.60%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$952,523	$876,918	$768,271	$766,063	$693,038
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.48%[2]	0.49%	0.47%	0.48%	0.48%
After expense waivers and reimbursements	0.48%	0.49%	0.47%	0.48%	0.48%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.33%	3.26%	1.29%	1.44%	2.69%
Portfolio Turnover Rate	588%	516%	399%	372%	393%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.48%.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 274

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS M
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$7.82	$8.70	$9.67	$9.65	$10.31

Income from Investment Operations:
Net investment income[1]	0.41	0.63	0.45	0.59	1.05
Net realized and unrealized gain (loss)	(0.11)	(0.84)	(0.95)	0.17	(0.55)

Total Income (Loss) from Investment Operations	0.30	(0.21)	(0.50)	0.76	0.50

Less Distributions:
From net investment income	(0.42)	(0.65)	(0.46)	(0.63)	(1.05)
From net capital gains	—	—	(0.01)	(0.11)	(0.11)
From tax return of capital	—	(0.02)	—	—	—

Total Distributions	(0.42)	(0.67)	(0.47)	(0.74)	(1.16)

Net Asset Value, End of Year	$7.70	$7.82	$8.70	$9.67	$9.65

Total Return	4.01%	(2.24)%	(5.42)%	7.97%	4.80%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$6,041	$3,026	$2,259	$2,126	$837
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.56%	3.90%	2.16%	2.93%	3.86%
After expense waivers and reimbursements	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.33%	7.93%	4.75%	6.02%	10.33%
Portfolio Turnover Rate	491%	231%	345%	92%	76%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

275 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	INVESTMENT GRADE CREDIT FUND CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$7.82	$8.70	$9.67	$9.65	$10.31

Income from Investment Operations:
Net investment income[1]	0.42	0.67	0.45	0.65	1.07
Net realized and unrealized gain (loss)	(0.10)	(0.86)	(0.93)	0.13	(0.55)

Total Income (Loss) from Investment Operations	0.32	(0.19)	(0.48)	0.78	0.52

Less Distributions:
From net investment income	(0.44)	(0.67)	(0.48)	(0.65)	(1.07)
From net capital gains	—	—	(0.01)	(0.11)	(0.11)
From tax return of capital	—	(0.02)	—	—	—

Total Distributions	(0.44)	(0.69)	(0.49)	(0.76)	(1.18)

Net Asset Value, End of Year	$7.70	$7.82	$8.70	$9.67	$9.65

Total Return	4.23%	(2.03)%	(5.22)%	8.20%	5.02%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$20,578	$7,299	$8,640	$10,105	$6,431
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.30%	3.62%	1.87%	2.68%	3.61%
After expense waivers and reimbursements	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.53%	8.38%	4.79%	6.56%	10.54%
Portfolio Turnover Rate	491%	231%	345%	92%	76%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 276

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$8.30	$8.57	$8.88	$8.65	$8.68

Income from Investment Operations:
Net investment income[1]	0.34	0.22	0.08	0.11	0.20
Net realized and unrealized gain (loss)	(0.03)	(0.26)	(0.31)	0.23	(0.03)

Total Income (Loss) from Investment Operations	0.31	(0.04)	(0.23)	0.34	0.17

Less Distributions:
From net investment income	(0.34)	(0.23)	(0.08)	(0.11)	(0.20)

Net Asset Value, End of Year	$8.27	$8.30	$8.57	$8.88	$8.65

Total Return	3.82%	(0.46)%	(2.65)%	3.91%	1.93%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$152,721	$298,833	$474,682	$445,538	$449,701
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%	0.63%	0.62%	0.62%	0.62%
After expense waivers and reimbursements	0.62%	0.63%	0.62%	0.62%	0.62%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.08%	2.66%	0.87%	1.22%	2.32%
Portfolio Turnover Rate	461%	450%	347%	256%	233%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

277 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$8.30	$8.58	$8.88	$8.65	$8.68

Income from Investment Operations:
Net investment income[1]	0.35	0.24	0.09	0.12	0.22
Net realized and unrealized gain (loss)	(0.03)	(0.28)	(0.30)	0.24	(0.03)

Total Income (Loss) from Investment Operations	0.32	(0.04)	(0.21)	0.36	0.19

Less Distributions:
From net investment income	(0.35)	(0.24)	(0.09)	(0.13)	(0.22)

Net Asset Value, End of Year	$8.27	$8.30	$8.58	$8.88	$8.65

Total Return	4.03%	(0.37)%	(2.34)%	4.12%	2.14%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,111,745	$1,479,311	$2,018,926	$2,034,540	$1,456,456
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.42%	0.42%	0.41%	0.42%	0.42%
After expense waivers and reimbursements	0.42%	0.42%	0.41%	0.42%	0.42%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.31%	2.85%	1.07%	1.39%	2.51%
Portfolio Turnover Rate	461%	450%	347%	256%	233%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 278

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$10.73	$11.08	$11.48	$11.18	$11.21

Income from Investment Operations:
Net investment income[1]	0.44	0.22	0.09	0.13	0.26
Net realized and unrealized gain (loss)	(0.06)	(0.28)	(0.40)	0.30	(0.05)

Total Income (Loss) from Investment Operations	0.38	(0.06)	(0.31)	0.43	0.21

Less Distributions:

From net investment income	(0.43)	(0.29)	(0.09)	(0.13)	(0.24)

Net Asset Value, End of Year	$10.68	$10.73	$11.08	$11.48	$11.18

Total Return	3.77%	(0.48)%	(2.74)%	3.83%	1.90%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$10	$776[2]	$1,709	$88	$94
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%	0.72%	0.72%	0.73%	0.72%
After expense waivers and reimbursements	0.70%	0.72%	0.72%	0.73%	0.72%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.18%	2.05%	0.80%	1.11%	2.27%
Portfolio Turnover Rate	461%	450%	347%	256%	233%

[1]	Per share numbers have been calculated using the average share method.
[2]	Represents the whole number without rounding to the 000s.

See accompanying Notes to Financial Statements.

279 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS M*
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$7.55	$8.99	$10.00

Income from Investment Operations:
Net investment income[1]	0.55	0.55	0.88
Net realized and unrealized gain (loss)	0.14	(1.25)	(1.07)

Total Income (Loss) from Investment Operations	0.69	(0.70)	(0.19)

Less Distributions:
From net investment income	(0.58)	(0.72)	(0.76)
From net capital gains	—	—	(0.06)
From tax return of capital	—	(0.02)	—

Total Distributions	(0.58)	(0.74)	(0.82)

Net Asset Value, End of Period	$7.66	$7.55	$ 8.99

Total Return	9.55%	(7.74)%	(2.09)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$267	$314	$70
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	13.25%	10.77%	5.78%[3]
After expense waivers and reimbursements	0.85%	0.85%	0.85%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.29%	7.26%	14.30%[3]
Portfolio Turnover Rate	63%	131%	104%[2]

*	The Opportunistic High Income Credit Fund Class M Shares commenced operations on August 2, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 280

Metropolitan West Funds

Financial Highlights

	OPPORTUNISTIC HIGH INCOME CREDIT FUND CLASS I*
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$7.55	$8.98	$10.00

Income from Investment Operations:
Net investment income[1]	0.57	0.71	0.80
Net realized and unrealized gain (loss)	0.12	(1.38)	(0.98)

Total Income (Loss) from Investment Operations	0.69	(0.67)	(0.18)

Less Distributions:
From net investment income	(0.59)	(0.74)	(0.78)
From net capital gains	—	—	(0.06)
From tax return of capital	—	(0.02)	—

Total Distributions	(0.59)	(0.76)	(0.84)

Net Asset Value, End of Period	$7.65	$7.55	$ 8.98

Total Return	9.66%	(7.41)%	(2.04)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,225	$1,759	$2,971
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	13.65%	8.88%	5.42%[3]
After expense waivers and reimbursements	0.60%	0.60%	0.60%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.63%	9.07%	12.43%[3]
Portfolio Turnover Rate	63%	131%	104%[2]

*	The Opportunistic High Income Credit Fund Class I Shares commenced operations on August 2, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

281 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$6.24	$6.89	$7.83	$7.29	$7.89

Income from Investment Operations:
Net investment income[1]	0.45	0.51	0.73	0.47	0.31
Net realized and unrealized gain (loss)	(0.05)	(0.54)	(0.94)	0.54	(0.60)

Total Income (Loss) from Investment Operations	0.40	(0.03)	(0.21)	1.01	(0.29)

Less Distributions:
From net investment income	(0.46)	(0.62)	(0.73)	(0.47)	(0.31)

Net Asset Value, End of Year	$6.18	$6.24	$6.89	$7.83	$7.29

Total Return	6.67%	(0.23)%	(2.99)%	14.14%	(3.86)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$52,304	$50,681	$16,813	$15,471	$10,413
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.49%	1.86%	3.02%	2.73%	2.43%
After expense waivers and reimbursements	1.04%	1.04%	1.04%	2.28%	2.35%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.26%	8.24%	9.71%	6.12%	3.95%
Portfolio Turnover Rate	260%	177%	77%	24%	50%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 282

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$6.24	$6.89	$7.83	$7.29	$7.89

Income from Investment Operations:
Net investment income[1]	0.46	0.57	0.76	0.46	0.33
Net realized and unrealized gain (loss)	(0.05)	(0.59)	(0.95)	0.56	(0.60)

Total Income (Loss) from Investment Operations	0.41	(0.02)	(0.19)	1.02	(0.27)

Less Distributions:
From net investment income	(0.47)	(0.63)	(0.75)	(0.48)	(0.33)

Net Asset Value, End of Year	$6.18	$6.24	$6.89	$7.83	$7.29

Total Return	7.10%	–%	(2.76)%	14.19%	(3.61)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$22,938	$15,540	$9,310	$9,799	$48,252
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.22%	1.65%	2.77%	2.08%[2]	2.20%
After expense waivers and reimbursements	0.80%	0.80%	0.80%	2.08%	2.10%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.46%	9.08%	10.06%	5.92%	4.23%
Portfolio Turnover Rate	260%	177%	77%	24%	50%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.93%.

See accompanying Notes to Financial Statements.

283 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	SUSTAINABLE SECURITIZED FUND CLASS M*
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$8.45	$9.36	$10.00

Income from Investment Operations:
Net investment income[1]	0.42	0.21	0.05
Net realized and unrealized loss	(0.07)	(0.88)	(0.61)

Total Income (Loss) from Investment Operations	0.35	(0.67)	(0.56)

Less Distributions:
From net investment income	(0.41)	(0.24)	(0.08)
From tax return of capital	(0.05)	—	—

Total Distributions	(0.46)	(0.24)	(0.08)

Net Asset Value, End of Period	$8.34	$8.45	$9.36

Total Return	4.33%	(7.15)%	(5.60)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$44	$50	$16
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	4.15%	3.35%	2.15%[3]
After expense waivers and reimbursements	0.70%	0.70%	0.79%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.13%	2.43%	0.97%[3]
Portfolio Turnover Rate	312%	312%	276%[2]

*	The Sustainable Securitized Fund Class M Shares commenced operations on October 1, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 284

Metropolitan West Funds

Financial Highlights

	SUSTAINABLE SECURITIZED FUND CLASS I*
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	PERIOD ENDED MARCH 31, 2022
Net Asset Value, Beginning of Period	$8.45	$9.37	$10.00

Income from Investment Operations:
Net investment income[1]	0.47	0.23	0.05
Net realized and unrealized loss	(0.09)	(0.89)	(0.63)

Total Income (Loss) from Investment Operations	0.38	(0.66)	(0.58)

Less Distributions:
From net investment income	(0.43)	(0.26)	(0.05)
From tax return of capital	(0.05)	—	—

Total Distributions	(0.48)	(0.26)	(0.05)

Net Asset Value, End of Period	$8.35	$8.45	$9.37

Total Return	4.67%	(7.04)%	(5.87)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$7,715	$8,361	$10,655
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	3.82%	2.93%	1.80%[3]
After expense waivers and reimbursements	0.49%	0.49%	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.67%	2.61%	0.94%[3]
Portfolio Turnover Rate	312%	312%	276%[2]

*	The Sustainable Securitized Fund Class I Shares commenced operations on October 1, 2021.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying Notes to Financial Statements.

285 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$9.28	$10.19	$10.82	$11.12	$10.64

Income from Investment Operations:
Net investment income[1]	0.37	0.28	0.13	0.15	0.26
Net realized and unrealized gain (loss)	(0.26)	(0.91)	(0.63)	0.24	0.57

Total Income (Loss) from Investment Operations	0.11	(0.63)	(0.50)	0.39	0.83

Less Distributions:
From net investment income	(0.37)	(0.28)	(0.13)	(0.15)	(0.26)
From net capital gains	—	—	(0.00)[2]	(0.54)	(0.09)

Total Distributions	(0.37)	(0.28)	(0.13)	(0.69)	(0.35)

Net Asset Value, End of Year	$9.02	$9.28	$10.19	$10.82	$11.12

Total Return	1.24%	(6.10)%	(4.69)%	3.31%	7.93%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$3,826,231	$6,442,440	$6,213,223	$7,154,434	$8,979,527
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.66%	0.67%	0.65%	0.67%	0.67%
After expense waivers and reimbursements	0.66%	0.67%	0.65%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.11%	3.04%	1.17%	1.28%	2.38%
Portfolio Turnover Rate	450%	426%	467%	470%	405%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 286

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$9.28	$10.18	$10.82	$11.12	$10.64

Income from Investment Operations:
Net investment income[1]	0.39	0.30	0.15	0.17	0.28
Net realized and unrealized gain (loss)	(0.26)	(0.90)	(0.64)	0.24	0.57

Total Income (Loss) from Investment Operations	0.13	(0.60)	(0.49)	0.41	0.85

Less Distributions:
From net investment income	(0.39)	(0.30)	(0.15)	(0.17)	(0.28)
From net capital gains	—	—	(0.00)[2]	(0.54)	(0.09)

Total Distributions	(0.39)	(0.30)	(0.15)	(0.71)	(0.37)

Net Asset Value, End of Year	$9.02	$9.28	$10.18	$10.82	$11.12

Total Return	1.45%	(5.80)%	(4.58)%	3.54%	8.16%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$31,087,119	$38,399,347	$46,961,971	$52,980,073	$46,086,494
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.45%	0.45%	0.44%	0.45%	0.45%
After expense waivers and reimbursements	0.45%	0.45%	0.44%	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.35%	3.19%	1.38%	1.49%	2.60%
Portfolio Turnover Rate	450%	426%	467%	470%	405%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

287 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I-2*
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020
Net Asset Value, Beginning of Period	$9.28	$10.18	$10.82	$11.12	$11.48

Income from Investment Operations:
Net investment income[1]	0.38	0.29	0.14	0.15	0.02
Net realized and unrealized gain (loss)	(0.26)	(0.89)	(0.64)	0.27	(0.36)

Total Income (Loss) from Investment Operations	0.12	(0.60)	(0.50)	0.42	(0.34)

Less Distributions:
From net investment income	(0.38)	(0.30)	(0.14)	(0.18)	(0.02)
From net capital gains	—	—	(0.00) [2]	(0.54)	—

Total Distributions	(0.38)	(0.30)	(0.14)	(0.72)	(0.02)

Net Asset Value, End of Period	$9.02	$9.28	$10.18	$10.82	$11.12

Total Return	1.39%	(5.87)%	(4.65)%	3.65%	(2.93)%[3]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$67,699	$102,076	$170,455	$116,857	$97[4]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.51%	0.52%	0.52%	0.52%	0.33%[5]
After expense waivers and reimbursements	0.51%	0.52%	0.52%	0.52%	0.33%[5]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.28%	3.06%	1.33%	1.32%	3.49%[5]
Portfolio Turnover Rate	450%	426%	467%	470%	405%[3]

*	The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.
[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Represents the whole number without rounding to the 000s.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 288

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$9.29	$10.19	$10.83	$11.13	$10.65

Income from Investment Operations:
Net investment income[1]	0.36	0.27	0.12	0.13	0.25
Net realized and unrealized gain (loss)	(0.26)	(0.90)	(0.65)	0.24	0.57

Total Income (Loss) from Investment Operations	0.10	(0.63)	(0.53)	0.37	0.82

Less Distributions:
From net investment income	(0.36)	(0.27)	(0.11)	(0.13)	(0.25)
From net capital gains	—	—	(0.00)[2]	(0.54)	(0.09)

Total Distributions	(0.36)	(0.27)	(0.11)	(0.67)	(0.34)

Net Asset Value, End of Year	$9.03	$9.29	$10.19	$10.83	$11.13

Total Return	1.12%	(6.10)%	(4.89)%	3.19%	7.80%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,191,464	$1,549,862	$1,963,315	$2,083,842	$1,739,034
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%	0.78%	0.77%	0.78%	0.78%
After expense waivers and reimbursements	0.78%	0.78%	0.77%	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.01%	2.83%	1.06%	1.15%	2.26%
Portfolio Turnover Rate	450%	426%	467%	470%	405%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

289 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$8.70	$9.55	$10.15	$10.46	$10.01

Income from Investment Operations:
Net investment income[1]	0.37	0.29	0.15	0.17	0.28
Net realized and unrealized gain (loss)	(0.24)	(0.85)	(0.60)	0.23	0.54

Total Income (Loss) from Investment Operations	0.13	(0.56)	(0.45)	0.40	0.82

Less Distributions:
From net investment income	(0.37)	(0.29)	(0.15)	(0.17)	(0.28)
From net capital gains	—	—	(0.00)[2]	(0.54)	(0.09)

Total Distributions	(0.37)	(0.29)	(0.15)	(0.71)	(0.37)

Net Asset Value, End of Year	$8.46	$8.70	$9.55	$10.15	$10.46

Total Return	1.58%	(5.79)%	(4.50)%	3.65%	8.29%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$15,803,141	$17,622,821	$22,197,865	$24,605,977	$23,822,841
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%	0.37%	0.36%	0.37%	0.37%
After expense waivers and reimbursements	0.37%	0.37%	0.36%	0.37%	0.37%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.43%	3.26%	1.47%	1.57%	2.67%
Portfolio Turnover Rate	450%	426%	467%	470%	405%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 290

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$4.10	$4.18	$4.25	$4.23	$4.26

Income from Investment Operations:
Net investment income[1]	0.17	0.09	0.02	0.02	0.11
Net realized and unrealized gain (loss)	(0.00)	(0.07)	(0.07)	0.02	(0.03)

Total Income (Loss) from Investment Operations	0.17	0.02	(0.05)	0.04	0.08

Less Distributions:
From net investment income	(0.18)	(0.10)	(0.02)	(0.02)	(0.11)

Net Asset Value, End of Year	$4.09	$4.10	$4.18	$4.25	$4.23

Total Return	4.14%	0.49%	(1.14)%	1.03%	1.85%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$12,917	$19,995	$39,477	$61,925	$28,355
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.84%	0.75%	0.64%	0.65%	0.77%
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.25%	2.24%	0.49%	0.49%	2.53%
Portfolio Turnover Rate	544%	479%	336%	210%	303%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

291 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$4.11	$4.18	$4.26	$4.23	$4.27

Income from Investment Operations:
Net investment income[1]	0.18	0.10	0.03	0.03	0.12
Net realized and unrealized gain (loss)	(0.01)	(0.06)	(0.08)	0.03	(0.04)

Total Income (Loss) from Investment Operations	0.17	0.04	(0.05)	0.06	0.08

Less Distributions:
From net investment income	(0.18)	(0.11)	(0.03)	(0.03)	(0.12)

Net Asset Value, End of Year	$4.10	$4.11	$4.18	$4.26	$4.23

Total Return	4.31%	0.90%	(1.21)%	1.43%	1.78%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$37,783	$101,852	$158,258	$181,248	$76,340
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.66%	0.60%	0.49%	0.48%	0.58%
After expense waivers and reimbursements	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.37%	2.40%	0.66%	0.67%	2.70%
Portfolio Turnover Rate	544%	479%	336%	210%	303%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 292

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$10.41	$11.17	$11.96	$11.12	$11.80

Income from Investment Operations:
Net investment income[1]	0.65	0.51	0.30	0.30	0.42
Net realized and unrealized gain (loss)	(0.09)	(0.74)	(0.66)	0.93	(0.69)

Total Income (Loss) from Investment Operations	0.56	(0.23)	(0.36)	1.23	(0.27)

Less Distributions:
From net investment income	(0.65)	(0.53)	(0.30)	(0.30)	(0.41)
From net capital gains	—	—	(0.13)	(0.09)	—
From tax return of capital	(0.01)	—	—	—	—

Total Distributions	(0.66)	(0.53)	(0.43)	(0.39)	(0.41)

Net Asset Value, End of Year	$10.31	$10.41	$11.17	$11.96	$11.12

Total Return	5.57%	(1.93)%	(3.15)%	11.14%	(2.47)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$141,736	$160,181	$214,792	$258,424	$267,139
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.04%[2]	1.04%	1.02%	1.03%	1.03%
After expense waivers and reimbursements	1.04%	1.04%	1.02%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.37%	4.81%	2.50%	2.56%	3.49%
Portfolio Turnover Rate	257%	223%	182%	165%	85%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.04%.

See accompanying Notes to Financial Statements.

293 / Annual Report March 2024

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	YEAR ENDED MARCH 31, 2020
Net Asset Value, Beginning of Year	$10.40	$11.16	$11.95	$11.12	$11.79

Income from Investment Operations:
Net investment income[1]	0.68	0.53	0.33	0.33	0.44
Net realized and unrealized gain (loss)	(0.10)	(0.73)	(0.66)	0.92	(0.67)

Total Income (Loss) from Investment Operations	0.58	(0.20)	(0.33)	1.25	(0.23)

Less Distributions:
From net investment income	(0.67)	(0.56)	(0.33)	(0.33)	(0.44)
From net capital gains	—	—	(0.13)	(0.09)	—
From tax return of capital	(0.01)	—	—	—	—

Total Distributions	(0.68)	(0.56)	(0.46)	(0.42)	(0.44)

Net Asset Value, End of Year	$10.30	$10.40	$11.16	$11.95	$11.12

Total Return	5.87%	(1.65)%	(2.88)%	11.35%	(2.11)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,035,211	$2,353,053	$3,648,832	$3,271,289	$2,760,187
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.75%	0.76%	0.74%	0.75%	0.75%
After expense waivers and reimbursements	0.75%	0.76%	0.74%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.65%	5.04%	2.79%	2.82%	3.72%
Portfolio Turnover Rate	257%	223%	182%	165%	85%

[1]	Per share numbers have been calculated using the average share method.

See accompanying Notes to Financial Statements.

Annual Report March 2024 / 294

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND PLAN CLASS*
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2022	YEAR ENDED MARCH 31, 2021	PERIOD ENDED MARCH 31, 2020
Net Asset Value, Beginning of Period	$10.40	$11.15	$11.94	$11.11	$11.96

Income from Investment Operations:
Net investment income[1]	0.69	0.56	0.34	0.34	0.03
Net realized and unrealized gain (loss)	(0.10)	(0.74)	(0.66)	0.92	(0.85)

Total Income (Loss) from Investment Operations	0.59	(0.18)	(0.32)	1.26	(0.82)

Less Distributions:
From net investment income	(0.68)	(0.57)	(0.34)	(0.34)	(0.03)
From net capital gains	—	—	(0.13)	(0.09)	—
From tax return of capital	(0.01)	—	—	—	—

Total Distributions	(0.69)	(0.57)	(0.47)	(0.43)	(0.03)

Net Asset Value, End of Period	$10.30	$10.40	$11.15	$11.94	$11.11

Total Return	5.93%	(1.50)%	(2.83)%	11.44%	(6.88)%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$397,728	$352,297	$120,524	$63,815	$93[3]
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%[4]	0.70%	0.69%	0.69%	0.68%[5]
After expense waivers and reimbursements	0.70%	0.70%	0.69%	0.69%	0.68%[5]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.73%	5.41%	2.87%	2.88%	4.06%[5]
Portfolio Turnover Rate	257%	223%	182%	165%	85%[2]

*	The Unconstrained Bond Fund Plan Class Shares commenced operations on March 6, 2020.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Represents the whole number without rounding to the 000s.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.69%.
[5]	Annualized.

See accompanying Notes to Financial Statements.

295 / Annual Report March 2024

Notes to Financial Statements

March 31, 2024

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of fourteen separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), Metropolitan West Corporate Bond Fund (the “Corporate Bond Fund”), Metropolitan West Flexible Income Fund (the “Flexible Income Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Investment Grade Credit Fund (the “Investment Grade Credit Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Opportunistic High Income Credit Fund (the “Opportunistic High Income Credit Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan West Sustainable Securitized Fund (the “Sustainable Securitized Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”) and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The AlphaTrak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. The Corporate Bond Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Flexible Income Fund commenced investment operations on November 30, 2018 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operations on June 28, 2013 with Class M and Class I shares. The Plan Class was added on January 29, 2021. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2003. The Investment Grade Credit Fund commenced investment operations on June 29, 2018 with Class M and Class I shares. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administrative Class was added on September 22, 2009. The Opportunistic High Income Credit Fund commenced investment operations on August 2, 2021 with Class M and Class I shares. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Sustainable Securitized Fund commenced investment operations on October 1, 2021 with Class M and Class I shares. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Class I-2 was added on March 6, 2020; Administrative Class was added on December 18, 2009; and the Plan Class added on July 31, 2011. The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares; and the Plan Class was added on March 6, 2020. Each Fund is an investment company following the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services – Investment Companies.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and/or swaps or exchange-traded funds (ETFs) that track the S&P 500 Index with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is up to five years.

The Corporate Bond Fund seeks to maximize long-term total return, by investing at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from three to nine years.

The Flexible Income Fund seeks a high level of current income with a secondary objective of long-term capital appreciation by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from zero to eight years.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long-term capital appreciation, by investing at least 80% of its net assets, plus any borrowings for investment purposes, in floating rate investments and in investments that are the economic equivalent of floating rate investments. The Fund’s portfolio securities may have any duration or maturity.

Annual Report March 2024 / 296

Notes to Financial Statements (Continued)

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield bonds (commonly known as “junk bonds”). The remainder of the Fund’s net assets may be invested in investment grade securities rated by one of the nationally recognized statistical rating organizations or, if unrated, determined by the Adviser to be of comparable quality. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Investment Grade Credit Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from two to eight years.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Opportunistic High Income Credit Fund seeks to maximize total returns through a combination of current income and capital appreciation by investing at least 80% of its net assets in investments across a range of investment opportunities related to income-generating credit securities, with an emphasis on higher volatility, lower-quality debt securities rated below investment grade, or unrated securities determined by the Adviser to be of comparable quality. There is no limit on the weighted average maturity of the Fund’s portfolio, and there is no limit on the Fund’s average portfolio duration.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund focuses on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund focuses on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The Sustainable Securitized Fund (formerly, ESG Securitized Fund) seeks to maximize current income and achieve above average long-term total return by investing at least 80% of its net assets in debt securities issued by securitized vehicles and similar instruments that the Adviser believes satisfy one or more of its positive-screening environmental, social and governance (“ESG”) criteria to support sustainable initiatives. The Fund’s portfolio duration is two to eight years and the Fund’s dollar-weighted average maturity ranges from two to fifteen years.

The Total Return Bond Fund seeks to maximize long-term total return. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration is two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities it regards as bonds. The Fund’s portfolio duration normally will remain within one year of its benchmark index. The Fund’s dollar-weighted average maturity normally exceeds one year.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. The Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities and instruments it regards as bonds in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. There is no limit on the weighted average maturity of the Fund’s portfolio, and the average portfolio duration of the fixed-income portion of the Fund’s portfolio is expected to vary from negative three (-3) years to positive eight (8) years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.tcw.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

297 / Annual Report March 2024

Notes to Financial Statements (Continued)

Net Asset Value:

The Net Asset Value (“NAV”) of each class of a Fund is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the class of the Fund on each business day as of 4 p.m. ET.

Security Valuation:

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or the “Board of Trustees”) has designated the Adviser as the “valuation designee” with respect to the fair valuation of the Funds’ portfolio securities, subject to oversight by and periodic reporting to the Board. Fixed income securities for which market quotations are readily available were valued during the period at prices as provided by independent pricing vendors or broker quotes. The Funds received pricing information from independent pricing vendors selected and overseen by the valuation designee. Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (e.g., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which those securities are traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and ask prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and ask prices. Securities and other assets that could not be valued as described above were valued at their fair value as determined by the Adviser in accordance with procedures approved by and under the general oversight of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods used by the Adviser included, but were not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset could not be valued pursuant to one of the valuation methods used by the Adviser, the value of the security or asset was determined in good faith by the Adviser, as the valuation designee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine NAV, securities will be priced by a method that the Adviser believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of its NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Adviser would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Annual Report March 2024 / 298

Notes to Financial Statements (Continued)

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the effective interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. TheAlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the year ended March 31, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 -	unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 -	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

299 / Annual Report March 2024

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank loans are generally categorized as Level 2 of the fair value hierarchy, unless key inputs are unobservable; they would then be categorized as Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index-specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Equity securities. Securities such as common stocks and warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable.

Foreign currency contracts. The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Annual Report March 2024 / 300

Notes to Financial Statements (Continued)

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange-listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange-listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over-the-counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected as Level 2 of the fair value hierarchy.

Total return swaps. Total return swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the marketplace. As such, they can be categorized as Level 1. Other government and agencies securities are quoted based on similar securities and yields, and therefore would be categorized as Level 2.

As of March 31, 2024, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks, corporate bonds and credit default swaps.

301 / Annual Report March 2024

Notes to Financial Statements (Continued)

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value as of March 31, 2024 is as follows:

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$2,421,760	$—	$—	$2,421,760
U.S. Treasury Bills	4,064,455	—	—	4,064,455

Long-Term Investments:
Asset-Backed Securities	—	4,241,082	—	4,241,082
Common Stock	—	—	20,774	20,774
Corporates	—	6,887,180	—	6,887,180
Mortgage-Backed Securities	—	8,068,851	22,357	8,091,208
Municipal Bonds	—	248,359	—	248,359
Mutual Funds	4,562,811	—	—	4,562,811
U.S. Treasury Securities	3,184,785	—	—	3,184,785

Other Financial Instruments*

Assets:
Futures Contracts Equity Risk	541,043	—	—	541,043

Total	$14,774,854	$19,445,472	$43,131	$34,263,457

*Other financial instruments include futures.

CORPORATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$245,646	$—	$—	$245,646

Long-Term Investments:
Asset-Backed Securities	—	—	33,144	33,144
Corporates	—	4,172,037	—	4,172,037
Mortgage-Backed Securities	—	26,216	518	26,734
Municipal Bonds	—	112,202	—	112,202
U.S. Treasury Securities	719,810	—	—	719,810

Other Financial Instruments*

Assets:
Swaps Agreements Interest Rate Risk	—	898	—	898

Liabilities:
Futures Contracts Interest Rate Risk	(3,497)	—	—	(3,497)

Total	$961,959	$4,311,353	$33,662	$5,306,974

*Other financial instruments include futures and swaps.

Annual Report March 2024 / 302

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$36,240,686	$—	$—	$36,240,686
U.S. Treasury Bills	45,313,134	—	—	45,313,134

Long-Term Investments:
Asset-Backed Securities	—	48,447,737	405,094	48,852,831
Bank Loans	—	16,927,858	—	16,927,858
Common Stock	253,319	—	297,049	550,368
Corporates	—	86,400,029	19,919	86,419,948
Foreign Government Obligations	—	4,716,576	—	4,716,576
Mortgage-Backed Securities	—	172,941,914	4,281,333	177,223,247
Municipal Bonds	—	696,231	—	696,231
U.S. Treasury Securities	21,838,598	—	—	21,838,598
Warrant	—	—	—	—

Other Financial Instruments*

Assets:
Foreign Currency Exchange Contracts Foreign Currency Risk	—	158,470	—	158,470
Futures Contracts Interest Rate Risk	125,829	—	—	125,829

Liabilities:
Foreign Currency Exchange Contracts Foreign Currency Risk	—	(16,097)	—	(16,097)
Futures Contracts Interest Rate Risk	(370,795)	—	—	(370,795)

Total	$103,400,771	$330,272,718	$5,003,395	$438,676,884

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

303 / Annual Report March 2024

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$20,330,056	$—	$—	$20,330,056
U.S. Treasury Bills	4,673,676	—	—	4,673,676

Long-Term Investments:
Asset-Backed Securities	—	2,925,228	—	2,925,228
Bank Loans	—	274,726,868	1,899,654	276,626,522
Common Stock	—	—	260,230	260,230
Corporates	—	7,774,723	—	7,774,723
Preferred Stock	—	—	474,614	474,614
Unfunded Commitments Appreciation	—	1,817	—	1,817
Warrant	—	—	—	—

Other Financial Instruments*

Assets:
Foreign Currency Exchange Contracts Foreign Currency Risk	—	15,117	—	15,117

Liabilities:
Futures Contracts Interest Rate Risk	(350)	—	—	(350)

Total	$25,003,382	$285,443,753	$2,634,498	$313,081,633

*Other financial instruments include foreign currency exchange contracts and futures.

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$10,278,330	$—	$—	$10,278,330
U.S. Treasury Bills	29,825,494	—	—	29,825,494

Long-Term Investments:
Bank Loans	—	72,083,707	—	72,083,707
Common Stock	587,250	—	2,034,867	2,622,117
Corporates	—	347,142,320	1,360	347,143,680
Unfunded Commitments Appreciation	—	1,478	—	1,478
Warrant	—	—	16	16

Other Financial Instruments*
Assets:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	220,368	—	220,368
Futures Contracts
Interest Rate Risk	54,027	—	—	54,027

Liabilities:
Foreign Currency Exchange Contracts Foreign Currency Risk	—	(3,114)	—	(3,114)
Futures Contracts Interest Rate Risk	(96,663)	—	—	(96,663)

Total	$40,648,438	$419,444,759	$2,036,243	$462,129,440

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

Annual Report March 2024 / 304

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$108,672,917	$—	$—	$108,672,917
U.S. Treasury Bills	105,983,195	—	—	105,983,195

Long-Term Investments:
Asset-Backed Securities	—	56,239,343	1,694,031	57,933,374
Bank Loans	—	9,247,997	—	9,247,997
Common Stock	—	—	410,704	410,704
Corporates	—	195,534,310	—	195,534,310
Mortgage-Backed Securities	—	238,154,241	—	238,154,241
Municipal Bonds	—	7,920,584	—	7,920,584
U.S. Treasury Securities	435,656,789	—	—	435,656,789

Other Financial Instruments*

Assets:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	441,417	—	441,417
Futures Contracts
Interest Rate Risk	151,066	—	—	151,066

Liabilities:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	(26,595)	—	(26,595)
Futures Contracts
Interest Rate Risk	(438,915)	—	—	(438,915)

Total	$650,025,052	$507,511,297	$2,104,735	$1,159,641,084

*Other financial instruments include foreign currency exchange contracts and futures.

INVESTMENT GRADE CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$2,461,979	$—	$—	$2,461,979

Long-Term Investments:
Asset-Backed Securities	—	1,286,298	29,461	1,315,759
Corporates	—	11,989,888	—	11,989,888
Mortgage-Backed Securities	—	6,848,240	1,738	6,849,978
Municipal Bonds	—	400,101	—	400,101
U.S. Treasury Securities	7,384,363	—	—	7,384,363

Other Financial Instruments*

Assets:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	158	—	158
Futures Contracts
Interest Rate Risk	2,265	—	—	2,265
Swaps Agreements
Interest Rate Risk	—	805	—	805

Liabilities:
Futures Contracts
Interest Rate Risk	(17,129)	—	—	(17,129)

Total	$9,831,478	$20,525,490	$31,199	$30,388,167

*Other financial instruments include foreign currency exchange contracts, futures and swaps.

305 / Annual Report March 2024

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$153,817,800	$—	$—	$153,817,800
U.S. Treasury Bills	53,183,967	—	—	53,183,967

Long-Term Investments:
Asset-Backed Securities	—	93,820,454	5,008,441	98,828,895
Bank Loans	—	18,924,071	—	18,924,071
Common Stock	—	—	—	—
Corporates	—	328,271,101	—	328,271,101
Mortgage-Backed Securities	—	699,674,213	3,175,417	702,849,630
Municipal Bonds	—	13,900,086	—	13,900,086
U.S. Treasury Securities	328,989,174	—	—	328,989,174

Other Financial Instruments*

Assets:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	314,681	—	314,681
Futures Contracts
Interest Rate Risk	3,677	—	—	3,677

Liabilities:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	(24,869)	—	(24,869)
Futures Contracts
Interest Rate Risk	(2,050,474)	—	—	(2,050,474)

Total	$533,944,144	$1,154,879,737	$8,183,858	$1,697,007,739

*Other financial instruments include foreign currency exchange contracts and futures.

OPPORTUNISTIC HIGH INCOME CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$211,191	$—	$—	$211,191
U.S. Treasury Bills	149,293	—	—	149,293

Long-Term Investments:
Bank Loans	—	73,441	—	73,441
Common Stock	185,017	—	—	185,017
Corporates	—	592,174	4	592,178
Master Limited Partnerships	44,690	—	—	44,690
Mortgage-Backed Securities	—	154,285	12,869	167,154
U.S. Treasury Securities	96,720	—	—	96,720

Other Financial Instruments*

Assets:
Futures Contracts
Interest Rate Risk	208	—	—	208

Liabilities:
Futures Contracts
Interest Rate Risk	(914)	—	—	(914)

Total	$686,205	$819,900	$12,873	$1,518,978

*Other financial instruments include futures.

Annual Report March 2024 / 306

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$3,914,346	$—	$—	$3,914,346
U.S. Treasury Bills	14,437,437	—	—	14,437,437

Long-Term Investments:
Asset-Backed Securities	—	11,116,422	98,071	11,214,493
Common Stock	44,550	—	28,004	72,554
Corporates	—	18,562,256	23	18,562,279
Mortgage-Backed Securities	—	35,978,649	335,654	36,314,303
Municipal Bonds	—	96,343	—	96,343
U.S. Treasury Securities	2,429,230	—	—	2,429,230

Other Financial Instruments*

Assets:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	19,317	—	19,317
Futures Contracts
Interest Rate Risk	19,105	—	—	19,105
Swaps Agreements
Interest Rate Risk	—	1,830	—	1,830

Liabilities:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	(907)	—	(907)
Futures Contracts
Interest Rate Risk	(45,777)	—	—	(45,777)

Total	$20,798,891	$65,773,910	$461,752	$87,034,553

*Other financial instruments include foreign currency exchange contracts, futures and swaps.

SUSTAINABLE SECURITIZED FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$953,061	$—	$—	$953,061

Long-Term Investments:
Asset-Backed Securities	—	1,207,984	—	1,207,984
Mortgage-Backed Securities	—	5,714,482	—	5,714,482
U.S. Treasury Securities	1,702,935	—	—	1,702,935

Other Financial Instruments*

Assets:
Futures Contracts
Interest Rate Risk	6,456	—	—	6,456

Liabilities:
Futures Contracts
Interest Rate Risk	(1,648)	—	—	(1,648)

Total	$2,660,804	$6,922,466	$—	$9,583,270

*Other financial instruments include futures.

307 / Annual Report March 2024

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$4,861,023,809	$—	$—	$4,861,023,809
Repurchase Agreements	—	500,000,000	—	500,000,000
U.S. Agency Discount Notes	—	1,789,198,869	—	1,789,198,869
U.S. Treasury Bills	475,299,192	—	—	475,299,192

Long-Term Investments:
Asset-Backed Securities	—	2,580,487,061	53,913,791	2,634,400,852
Bank Loans	—	721,731,241	—	721,731,241
Common Stock	—	—	64,506,719	64,506,719
Corporates	—	9,968,553,723	3,030,429	9,971,584,152
Foreign Government Obligations	—	314,725,057	—	314,725,057
Mortgage-Backed Securities	—	27,226,314,440	370,866,545	27,597,180,985
Municipal Bonds	—	173,364,091	—	173,364,091
U.S. Treasury Securities	17,050,730,858	—	—	17,050,730,858
Unfunded Commitments Appreciation	—	294	—	294

Other Financial Instruments*

Assets:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	28,523,362	—	28,523,362
Futures Contracts
Interest Rate Risk	6,494,198	—	—	6,494,198
Swaps Agreements
Interest Rate Risk	—	7,999,752	—	7,999,752

Liabilities:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	(5,864,378)	—	(5,864,378)
Futures Contracts
Interest Rate Risk	(32,139,701)	—	—	(32,139,701)
Reverse Repurchase Agreements	—	(1,501,250,000)	—	(1,501,250,000)

Total	$22,361,408,356	$41,803,783,512	$492,317,484	$64,657,509,352

*Other financial instruments include foreign currency exchange contracts, futures, reverse repurchase agreements and swaps.

Annual Report March 2024 / 308

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets:

Short-Term Investments:
Money Market Funds	$6,453,535	$—	$—	$6,453,535
U.S. Treasury Bills	5,980,246	—	—	5,980,246

Long-Term Investments:
Asset-Backed Securities	—	1,782,499	—	1,782,499
Corporates	—	11,319,103	—	11,319,103
Mortgage-Backed Securities	—	22,556,254	9,388	22,565,642
Municipal Bonds	—	183,681	—	183,681
U.S. Treasury Securities	17,091,979	1,930,164	—	19,022,143

Other Financial Instruments*

Assets:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	13,987	—	13,987
Futures Contracts
Interest Rate Risk	26	—	—	26

Liabilities:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	(743)	—	(743)
Futures Contracts
Interest Rate Risk	(76,780)	—	—	(76,780)

Total	$29,449,006	$37,784,945	$9,388	$67,243,339

*Other financial instruments include foreign currency exchange contracts and futures.

309 / Annual Report March 2024

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets:

Short-Term Investments:
Money Market Funds	$99,638,865	$—	$—	$99,638,865
U.S. Agency Discount Notes	—	19,862,387	—	19,862,387
U.S. Treasury Bills	172,732,815	—	—	172,732,815

Long-Term Investments:
Asset-Backed Securities	—	350,188,914	10,251,532	360,440,446
Bank Loans	—	82,444,479	—	82,444,479
Common Stock	5,773,355	—	3,799,346	9,572,701
Corporates	—	535,083,694	428,202	535,511,896
Foreign Government Obligations	—	47,386,059	—	47,386,059
Mortgage-Backed Securities	—	1,620,361,230	6,937,647	1,627,298,877
Municipal Bonds	—	8,190,904	—	8,190,904
U.S. Treasury Securities	20,957,277	—	—	20,957,277

Other Financial Instruments*
Assets:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	1,408,096	—	1,408,096
Futures Contracts
Interest Rate Risk	395,513	—	—	395,513
Swaps Agreements
Interest Rate Risk	—	247,333	—	247,333

Liabilities:
Foreign Currency Exchange Contracts
Foreign Currency Risk	—	(93,630)	—	(93,630)
Futures Contracts
Interest Rate Risk	(3,169,479)	—	—	(3,169,479)

Total	$296,328,346	$2,665,079,466	$21,416,727	$2,982,824,539

*Other financial instruments include foreign currency exchange contracts, futures and swaps.

Certain securities held by the Funds are categorized as Level 3 investments. Their prices may be derived by utilizing unobservable prior transaction values or information from third party valuation services. The value of Level 3 investments could be significantly affected by changes in these unobservable inputs.

Annual Report March 2024 / 310

Notes to Financial Statements (Continued)

For the year ended March 31, 2024, a reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

ALPHATRAK 500 FUND	COMMON STOCK	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2023	$20,072	$29,904	$49,976
Accrued discounts/premiums	—	(12,327)	(12,327)
Realized gain (loss)	—	—	—
Change in unrealized appreciation*	681	4,780	5,461
Purchases	21	—	21
Sales	—	—	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2024	$20,774	$22,357	$43,131

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2024 was $5,461 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2024.

CORPORATE BOND FUND	ASSET-BACKED SECURITIES	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2023	$35,886	$5,168	$41,054
Accrued discounts/premiums	—	(2,994)	(2,994)
Realized gain (loss)	—	—	—
Change in unrealized (depreciation)*	(96)	(1,656)	(1,752)
Purchases	—	—	—
Sales	(2,646)	—	(2,646)
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2024	$33,144	$518	$33,662

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2024 was $(1,752) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2024.

311 / Annual Report March 2024

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES	WARRANT	TOTAL
Balance as of April 1, 2023	$438,609	$286,780	$69,795	$3,404,250	$—	$4,199,434
Accrued discounts/premiums	—	—	6,045	(909,255)	—	(903,210)
Realized gain (loss)	—	—	(299,535)	181	—	(299,354)
Change in unrealized appreciation (depreciation)*	(1,177)	9,779	110,495	79,748	(5,193)	193,652
Purchases	—	490	22,988	1,744,818	—	1,768,296
Sales	(32,338)	—	(50,094)	(38,409)	—	(120,841)
Transfers into Level 3**	—	—	160,225	—	5,193	165,418
Transfers out of Level 3**	—	—	—	—	—	—

Balance as of March 31, 2024	$405,094	$297,049	$19,919	$4,281,333	$—	$5,003,395

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2024 was $56,913 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2023, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2024, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $165,418 transferred from level 2 to level 3 in the disclosure hierarchy.

FLOATING RATE INCOME FUND	BANK LOANS	COMMON STOCK	PREFERRED STOCK	WARRANT	TOTAL
Balance as of April 1, 2023	$2,042,197	$251,212	$—	$—	$2,293,409
Accrued discounts/premiums	38,393	—	—	—	38,393
Realized (loss)	(51,108)	—	—	—	(51,108)
Change in unrealized appreciation (depreciation)*	242,858	8,563	(223,183)	(7,806)	20,432
Purchases	777,431	455	697,797	—	1,475,683
Sales	(754,699)	—	—	—	(754,699)
Transfers into Level 3**	—	—	—	7,806	7,806
Transfers out of Level 3***	(395,418)	—	—	—	(395,418)

Balance as of March 31, 2024	$1,899,654	$260,230	$474,614	$—	$2,634,498

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2024 was $(168,366) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2023, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2024, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $7,806 transferred from level 2 to level 3 in the disclosure hierarchy.

***Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2023, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2024, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $395,418 transferred from level 3 to level 2 in the disclosure hierarchy.

Annual Report March 2024 / 312

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	WARRANT	TOTAL
Balance as of April 1, 2023	$3,261,310	$—	$20,044	$23	$3,281,377
Accrued discounts/premiums	—	16,866	(14,328)	—	2,538
Realized (loss)	(200,012)	(2,085,010)	—	—	(2,285,022)
Change in unrealized appreciation (depreciation)*	442,572	188,256	(5,716)	(9,811)	615,301
Purchases	5,985	—	—	—	5,985
Sales	(1,474,988)	(365,770)	—	—	(1,840,758)
Transfers into Level 3**	—	2,247,018	—	9,804	2,256,822
Transfers out of Level 3**	—	—	—	—	—

Balance as of March 31, 2024	$2,034,867	$1,360	$—	$16	$2,036,243

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2024 was $621,016 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2023, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2024, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $2,256,822 transferred from level 2 to level 3 in the disclosure hierarchy.

INTERMEDIATE BOND FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CREDIT DEFAULT SWAPS	TOTAL
Balance as of April 1, 2023	$1,834,181	$396,474	$20,902	$2,251,557
Accrued discounts/premiums	—	—	(14,988)	(14,988)
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)*	(4,919)	13,527	(5,914)	2,694
Purchases	—	703	—	703
Sales	(135,231)	—	—	(135,231)
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of March 31, 2024	$1,694,031	$410,704	$—	$2,104,735

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2024 was $8,608 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2024.

INVESTMENT GRADE CREDIT FUND	ASSET-BACKED SECURITIES	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2023	$31,899	$17,682	$49,581
Accrued discounts/premiums	—	(5,260)	(5,260)
Realized gain (loss)	—	—	—
Change in unrealized (depreciation)*	(86)	(10,684)	(10,770)
Purchases	—	—	—
Sales	(2,352)	—	(2,352)
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2024	$29,461	$1,738	$31,199

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2024 was $(10,770) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2024.

313 / Annual Report March 2024

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	ASSET-BACKED SECURITIES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2023	$5,422,797	$67,603	$3,359,676	$8,850,076
Accrued discounts/premiums	—	(48,325)	(94,651)	(142,976)
Realized gain (loss)	—	—	—	—
Change in unrealized (depreciation)*	(14,544)	(19,278)	(89,608)	(123,430)
Purchases	—	—	—	—
Sales	(399,812)	—	—	(399,812)
Transfers into Level 3**	—	—	—	—
Transfers out of Level 3**	—	—	—	—

Balance as of March 31, 2024	$5,008,441	$—	$3,175,417	$8,183,858

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2024 was $(104,152) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2024.

OPPORTUNISTIC HIGH INCOME CREDIT FUND	CORPORATES	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2023	$—	$16,821	$16,821
Accrued discounts/premiums	11	(4,927)	(4,916)
Realized (loss)	(5,539)	—	(5,539)
Change in unrealized appreciation*	916	975	1,891
Purchases	—	—	—
Sales	(1,461)	—	(1,461)
Transfers into Level 3**	6,077	—	6,077
Transfers out of Level 3**	—	—	—

Balance as of March 31, 2024	$4	$12,869	$12,873

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2024 was $1,891 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2023, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2024, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $6,077 transferred from level 2 to level 3 in the disclosure hierarchy.

Annual Report March 2024 / 314

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2023	$104,763	$27,066	$—	$326,465	$458,294
Accrued discounts/premiums	190	—	330	207,005	207,525
Realized gain (loss)	—	—	(11,303)	2,012	(9,291)
Change in unrealized appreciation (depreciation)*	(2,472)	917	(10,129)	(197,362)	(209,046)
Purchases	—	21	—	—	21
Sales	(4,410)	—	(2,080)	(2,466)	(8,956)
Transfers into Level 3**	—	—	23,205	—	23,205
Transfers out of Level 3**	—	—	—	—	—

Balance as of March 31, 2024	$98,071	$28,004	$23	$335,654	$461,752

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2024 was $(209,046) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2023, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2024, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $23,205 transferred from level 2 to level 3 in the disclosure hierarchy.

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2023	$25,670,562	$4,371,966	$62,266,334	$2,954,705	$201,952	$379,572,729	$475,038,248
Accrued discounts/premiums	(6,889,979)	585	—	(18,879)	(144,841)	93,863	(6,959,251)
Realized gain (loss)	—	(4,276,742)	—	(10,630)	—	72,756	(4,214,616)
Change in unrealized appreciation (depreciation)*	4,584,517	2,136,514	2,125,557	204,798	(57,111)	6,572,531	15,566,806
Purchases	32,441,332	766,560	114,828	—	—	—	33,322,720
Sales	(1,892,641)	(2,998,883)	—	(99,565)	—	(15,445,334)	(20,436,423)
Transfers into Level 3**	—	—	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	—	—	—

Balance as of March 31, 2024	$53,913,791	$—	$64,506,719	$3,030,429	$—	$370,866,545	$492,317,484

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2024 was $13,487,400 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2024.

315 / Annual Report March 2024

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2023	$11,884	$11,884
Accrued discounts/premiums	(5,462)	(5,462)
Realized gain (loss)	—	—
Change in unrealized appreciation*	2,966	2,966
Purchases	—	—
Sales	—	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	—

Balance as of March 31, 2024	$9,388	$9,388

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2024 was $2,966 and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**There were no transfers between level 2 and 3 for the year ended March 31, 2024.

UNCONSTRAINED BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	CREDIT DEFAULT SWAPS	MORTGAGE- BACKED SECURITIES	TOTAL
Balance as of April 1, 2023	$8,213,942	$386,748	$3,667,430	$1,354,993	$93,403	$7,311,772	$21,028,288
Accrued discounts/premiums	—	52	—	261,391	(66,973)	84,936	279,406
Realized gain (loss)	—	(378,324)	—	(3,622,598)	—	2,450	(3,998,472)
Change in unrealized appreciation (depreciation)*	(6,812)	188,997	125,185	1,132,881	(26,430)	58,615	1,472,436
Purchases	2,650,000	67,811	6,731	355,570	—	—	3,080,112
Sales	(605,598)	(265,284)	—	(507,219)	—	(520,126)	(1,898,227)
Transfers into Level 3**	—	—	—	1,453,184	—	—	1,453,184
Transfers out of Level 3**	—	—	—	—	—	—	—

Balance as of March 31, 2024	$10,251,532	$—	$3,799,346	$428,202	$—	$6,937,647	$21,416,727

*The change in unrealized appreciation (depreciation) on securities still held at March 31, 2024 was $(1,209,706) and is included in the related net realized gains (losses) and net change in appreciation (depreciation) in the Statements of Operations.

**Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2023, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2024, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $1,453,184 transferred from level 2 to level 3 in the disclosure hierarchy.

Annual Report March 2024 / 316

Notes to Financial Statements (Continued)

Significant unobservable valuations inputs for Level 3 investments as of March 31, 2024, are as follows:

ALPHATRAK 500 FUND	FAIR VALUE AT 3/31/24	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Common Stock	$20,774	Third-Party Vendor	Vendor Prices	$26.88	$26.88	Increase
Mortgage-Backed
Securities-Non-Agency	$13,537	Third-Party Vendor	Vendor Prices	$1.12	$1.12	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$8,820	Third-Party Vendor	Vendor Prices	$0.02 - $1.48	$1.48	Increase
Mortgage-Backed Securities-
U.S. Agency Commercial	$—	Broker Quote	Offered Quote	$—	$—	Increase

CORPORATE BOND FUND	FAIR VALUE AT 3/31/24	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$33,144	Broker Quote	Offered Quote	$89.32	$89.32	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$518	Third-Party Vendor	Vendor Prices	$0.02 - $0.10	$0.09	Increase

FLEXIBLE INCOME FUND	FAIR VALUE AT 3/31/24	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$405,094	Broker Quote	Offered Quote	$89.32	$89.32	Increase
Common Stock	$297,049	Third-Party Vendor	Vendor Prices	$26.88	$26.88	Increase
Corporate Securities	$19,919	Third-Party Vendor	Vendor Prices	$0.09 - $11.75	$8.48	Increase
Mortgage-Backed
Securities-Non-Agency	$3,569,964	Third-Party Vendor	Vendor Prices	$0.00 - $9.99	$7.55	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$686,049	Broker Quote	Offered Quote	$97.70 - $99.90	$99.29	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$25,320	Third-Party Vendor	Vendor Prices	$0.10	$0.10	Increase
Warrant	$—	Broker Quote	Offered Quote	$—	$—	Increase

FLOATING RATE INCOME FUND	FAIR VALUE AT 3/31/24	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Bank Loans	$1,899,654	Third-Party Vendor	Vendor Prices	$55.00 - $99.25	$90.57	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$260,230	Third-Party Vendor	Vendor Prices	$26.88	$26.88	Increase
Preferred Stock	$474,614	Third-Party Vendor	Vendor Prices	$0.45	$0.45	Increase
Warrant	$—	Broker Quote	Offered Quote	$—	$—	Increase

317 / Annual Report March 2024

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	FAIR VALUE AT 3/31/24	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$2,034,867	Third-Party Vendor	Vendor Prices	$26.88	$26.88	Increase
Corporate Securities	$1,360	Third-Party Vendor	Vendor Prices	$0.09	$0.09	Increase
Warrant	$—	Broker Quote	Offered Quote	$—	$—	Increase
Warrant	$16	Third-Party Vendor	Vendor Prices	$1.00	$1.00	Increase

INTERMEDIATE BOND FUND	FAIR VALUE AT 3/31/24	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$1,694,031	Broker Quote	Offered Quote	$89.32	$89.32	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$410,704	Third-Party Vendor	Vendor Prices	$26.88	$26.88	Increase

INVESTMENT GRADE CREDIT FUND	FAIR VALUE AT 3/31/24	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$29,461	Broker Quote	Offered Quote	$89.32	$89.32	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$1,738	Third-Party Vendor	Vendor Prices	$0.02 - $0.10	$0.10	Increase

LOW DURATION BOND FUND	FAIR VALUE AT 3/31/24	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$5,008,441	Broker Quote	Offered Quote	$89.32	$89.32	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Mortgage-Backed
Securities-Non-Agency	$478,117	Third-Party Vendor	Vendor Prices	$1.13	$1.13	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$2,697,300	Broker Quote	Offered Quote	$99.90	$99.90	Increase

OPPORTUNISTIC HIGH INCOME CREDIT FUND	FAIR VALUE AT 3/31/24	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Corporate Securities	$4	Third-Party Vendor	Vendor Prices	$0.09	$0.09	Increase
Mortgage-Backed
Securities-Non-Agency	$12,869	Third-Party Vendor	Vendor Prices	$5.90	$5.90	Increase

Annual Report March 2024 / 318

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	FAIR VALUE AT 3/31/24	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$55,240	Broker Quote	Offered Quote	$89.32	$89.32	Increase
Asset-Backed Securities	$42,831	Third-Party Vendor	Vendor Prices	$10.20	$10.20	Increase
Common Stock	$28,004	Third-Party Vendor	Vendor Prices	$26.88	$26.88	Increase
Corporate Securities	$23	Third-Party Vendor	Vendor Prices	$0.09	$0.09	Increase
Mortgage-Backed
Securities-Non-Agency	$335,654	Third-Party Vendor	Vendor Prices	$4.65 - $10.70	$9.28	Increase

TOTAL RETURN BOND FUND	FAIR VALUE AT 3/31/24	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$47,873,035	Broker Quote	Offered Quote	$89.32 - $100.57	$95.00	Increase
Asset-Backed Securities	$6,040,756	Third-Party Vendor	Vendor Prices	$1.59	$1.59	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$64,506,719	Third-Party Vendor	Vendor Prices	$26.88	$26.88	Increase
Corporate Securities	$3,030,429	Third-Party Vendor	Vendor Prices	$102.27	$102.27	Increase
Mortgage-Backed
Securities-Non-Agency	$5,754,335	Third-Party Vendor	Vendor Prices	$0.85 - $96.81	$12.76	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$365,112,210	Broker Quote	Offered Quote	$97.70 - $99.90	$99.20	Increase

ULTRA SHORT BOND FUND	FAIR VALUE AT 3/31/24	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Mortgage-Backed
Securities-Non-Agency	$9,388	Third-Party Vendor	Vendor Prices	$1.12	$1.12	Increase

UNCONSTRAINED BOND FUND	FAIR VALUE AT 3/31/24	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE	INPUT TO VALUATION IF INPUT INCREASES

Asset-Backed Securities	$10,251,532	Broker Quote	Offered Quote	$89.32 - $100.57	$92.24	Increase
Common Stock	$—	Broker Quote	Offered Quote	$—	$—	Increase
Common Stock	$3,799,346	Third-Party Vendor	Vendor Prices	$26.88	$26.88	Increase
Corporate Securities	$428,202	Third-Party Vendor	Vendor Prices	$0.09 - $11.75	$7.24	Increase
Mortgage-Backed
Securities-Non-Agency	$48,119	Third-Party Vendor	Vendor Prices	$0.50 - $4.65	$4.07	Increase
Mortgage-Backed Securities-
Non-Agency Commercial	$6,889,528	Broker Quote	Offered Quote	$97.70 - $99.90	$99.07	Increase

* The valuation technique employed on the Level 3 securities involves the use of vendor prices, broker quotes and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process.

319 / Annual Report March 2024

Notes to Financial Statements (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of March 31, 2024:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts Receivable for daily variation margin Investments, at value	Unrealized depreciation on swap contracts Premiums received on swap contracts Payable for daily variation margin Options written
Credit contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts	Unrealized depreciation on swap contracts Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts Receivable for daily variation margin —	Unrealized depreciation on swap contracts Premiums received for swap contracts Payable for daily variation margin Options written
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2024:

	ASSET DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Equity contracts: Futures[1]	$541,043	$—	$—	$—	$—	$—
Interest contracts:
Futures[1]	—	—	125,829	—	54,027	151,066
Swaps	—	898	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	158,470	15,117	220,368	441,417

Total	$541,043	$898	$284,299	$15,117	$274,395	$592,483

	ASSET DERIVATIVE INVESTMENTS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$2,265	$3,677	$208	$19,105	$6,456	$6,494,198
Swaps	805	—	—	1,830	—	7,999,752
Foreign currency exchange contracts:
Forwards	158	314,681	—	19,317	—	28,523,362

Total	$3,228	$318,358	$208	$40,252	$6,456	$43,017,312

Annual Report March 2024 / 320

Notes to Financial Statements (Continued)

	ASSET DERIVATIVE INVESTMENTS
		ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures[1]		$26	$395,513
Swaps		—	247,333
Foreign currency exchange contracts:
Forwards		13,987	1,408,096

Total		$14,013	$2,050,942

1Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

	LIABILITY DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Interest contracts:
Futures[1]	$—	$(3,497)	$(370,795)	$(350)	$(96,663)	$(438,915)
Foreign currency exchange contracts:
Forwards	—	—	(16,097)	—	(3,114)	(26,595)

Total	$—	$(3,497)	$(386,892)	$(350)	$(99,777)	$(465,510)

		LIABILITY DERIVATIVE INVESTMENTS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$(17,129)	$(2,050,474)	$(914)	$(45,777)	$(1,648)	$(32,139,701)
Foreign currency exchange contracts:
Forwards	—	(24,869)	—	(907)	—	(5,864,378)

Total	$(17,129)	$(2,075,343)	$(914)	$(46,684)	$(1,648)	$(38,004,079)

	LIABILITY DERIVATIVE INVESTMENTS
		ULTRA SHORT	UNCONSTRAINED
		BOND FUND	BOND FUND
Interest contracts:
Futures[1]		$(76,780)	$(3,169,479)
Foreign currency exchange contracts:
Forwards		(743)	(93,630)

Total		$(77,523)	$(3,263,109)

1Includes cumulative appreciation (depreciation) of financial futures contracts as reported in the Schedules of Portfolio Investments. Only the current day’s margin variation is reported within the Statements of Assets and Liabilities.

321 / Annual Report March 2024

Notes to Financial Statements (Continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2024:

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$75,949	$30,438
Equity contracts:
Futures	6,433,475	—	—	—	—	—
Interest contracts:
Futures	—	(30,640)	(722,661)	—	(1,953,219)	(7,692,820)
Options and swaptions purchased[1]	—	—	—	—	—	—
Swaps	—	7,774	—	—	—	—
Foreign currency exchange contracts: Forwards	—	—	(45,604)	—	(6,664)	(65,484)

Total	$6,433,475	$(22,866)	$(768,265)	$—	$(1,883,934)	$(7,727,866)

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$—	$76,700	$—	$—	$—	$1,082,954
Interest contracts:
Futures	(55,979)	(4,242,472)	(9,786)	277,216	(67,460)	(513,009,556)
Options and swaptions purchased[1]	—	(939,000)	—	—	—	—
Options and swaptions written	—	540,000	—	—	—	—
Swaps	6,932	—	—	15,916	—	47,500,945
Foreign currency exchange contracts:
Forwards	—	(96,529)	—	654	(1,423)	2,446,066

Total	$(49,047)	$(4,661,301)	$(9,786)	$293,786	$(68,883)	$(461,979,591)

Annual Report March 2024 / 322

Notes to Financial Statements (Continued)

REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps	$6,309	$216,518
Interest contracts:
Futures	353,161	6,486,601
Options and swaptions purchased[1]	—	—
Swaps	—	2,150,586
Foreign currency exchange contracts:
Forwards	(4,597)	(201,537)

Total	$354,873	$8,652,168

1Options and swaptions purchased are included in net realized gain (loss) from investments — unaffiliated.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Credit contracts:
Swaps	$—	$—	$—	$—	$(15,927)	$(8,867)
Equity contracts:
Futures	(1,182,472)	—	—	—	—	—
Interest contracts:
Futures	—	(6,779)	(1,342,270)	(350)	105,270	(3,169,611)
Options and swaptions purchased[1]	—	—	—	—	—	—
Swaps	—	2,612	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	185,050	15,117	251,280	529,276

Total	$(1,182,472)	$(4,167)	$(1,157,220)	$14,767	$340,623	$(2,649,202)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Credit contracts:
Swaps	$—	$(28,033)	$—	$—	$—	$(212,172)
Interest contracts:
Futures	(11,169)	(4,450,800)	(11,705)	(21,149)	(17,574)	(177,599,074)
Options and swaptions purchased[1]	—	937,524	—	—	—	—
Options and swaptions written	—	(539,997)	—	—	—	—
Swaps	2,339	—	—	5,349	—	18,912,115
Foreign currency exchange contracts:
Forwards	158	404,188	—	20,816	3,724	33,469,580

Total	$(8,672)	$(3,677,118)	$(11,705)	$5,016	$(13,850)	$(125,429,551)

323 / Annual Report March 2024

Notes to Financial Statements (Continued)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Credit contracts:
Swaps	$(997)	$(52,935)
Interest contracts:
Futures	63,483	(604,218)
Options and swaptions purchased[1]	—	—
Swaps	—	721,509
Foreign currency exchange contracts:
Forwards	17,712	1,697,738

Total	$80,198	$1,762,094

1Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Financial futures contracts:
Average number of contracts purchased	116	14	1,378	—	633	2,045
Average number of contracts sold	—	5	408	1	88	188
Average value of contracts purchased	$945,653	$21,803	$1,955,874	$—	$530,448	$3,125,463
Average value of contracts sold	$—	$10,333	$1,231,968	$88	$127,458	$640,112
Credit default swaps:
Average number of contracts - sell protection	—	—	—	—	1	1
Average notional value - sell protection	$—	$—	$—	$—	$1,997,500	$577,500
Interest rate swaps:
Average number of contracts - receives fixed rate	—	1	—	—	—	—
Average notional - receives fixed rate	$—	$77	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	—	—	5	1	3	6
Average value of contracts sold	$—	$—	$182,963	$3,779	$149,171	$555,059

Annual Report March 2024 / 324

Notes to Financial Statements (Continued)

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Financial futures contracts:
Average number of contracts purchased	35	5,327	6	137	16	98,306
Average number of contracts sold	14	3,816	1	51	3	7,048
Average value of contracts purchased	$38,318	$8,110,003	$7,191	$162,233	$31,987	$172,797,601
Average value of contracts sold	$35,567	$6,568,038	$2,491	$158,976	$4,729	$16,169,334
Credit default swaps:
Average number of contracts - sell protection	—	1	—	—	—	1
Average notional value - sell protection	$—	$1,712,500	$—	$—	$—	$30,332,500
Interest rate swaps:
Average number of contracts - receives fixed rate	1	—	—	1	—	2
Average notional - receives fixed rate	$69	$—	$—	$157	$—	$498,296
Purchased swaptions:
Average number of contracts	—	1	—	—	—	—
Average notional value	$—	$469,500	$—	$—	$—	$—
Written swaptions:
Average number of contracts	—	1	—	—	—	—
Average notional value	$—	$270,000	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	1	3	—	2	1	14
Average value of contracts sold	$40	$390,474	$—	$19,602	$5,815	$33,222,413

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Financial futures contracts:
Average number of contracts purchased	141	7,795
Average number of contracts sold	176	3,736
Average value of contracts purchased	$212,966	$10,462,845
Average value of contracts sold	$285,185	$10,720,658
Credit default swaps:
Average number of contracts - sell protection	1	1
Average notional value - sell protection	$195,000	$5,185,000
Interest rate swaps:
Average number of contracts - receives fixed rate	—	1
Average notional - receives fixed rate	$—	$21,164
Foreign currency exchange contracts:
Average number of contracts sold	3	7
Average value of contracts sold	$19,367	$1,659,602

1Amounts disclosed represent the volume of derivative contracts for the year ended March 31, 2024.

325 / Annual Report March 2024

Notes to Financial Statements (Continued)

Counterparty Credit Risk:

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds to perform, and not the counterparty.

With exchange-traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically of $250,000 or $500,000 before a transfer is required, which is determined at the close of business of the Fund, and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

Annual Report March 2024 / 326

Notes to Financial Statements (Continued)

The following table presents Flexible Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	FLEXIBLE INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$1,223	$—	$(1,223)	$—

Citibank N.A.
Foreign Currency Exchange Contracts	$157,192	$—	$(11,149)	$146,043

Goldman Sachs International
Foreign Currency Exchange Contracts	$55	$—	$—	$55

Total	$158,470	$—	$(12,372)	$146,098

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Flexible Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	FLEXIBLE INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$3,941	$—	$(1,223)	$2,718

Citibank N.A.
Foreign Currency Exchange Contracts	$11,149	$—	$(11,149)	$—

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$1,007	$—	$—	$1,007

Total	$16,097	$—	$(12,372)	$3,725

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes. 2Represents the net amount payable to the counterparty in the event of default.

The following table presents Floating Rate Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	FLOATING RATE INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$7,514	$—	$—	$7,514

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$7,603	$—	$—	$7,603

Total	$15,117	$—	$—	$15,117

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

327 / Annual Report March 2024

Notes to Financial Statements (Continued)

The following table presents High Yield Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	HIGH YIELD BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$5,000	$—	$(2,334)	$2,666

Citibank N.A.
Foreign Currency Exchange Contracts	$209,423	$(208,643)	$(780)	$—

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$5,945	$—	$—	$5,945

Total	$220,368	$(208,643)	$(3,114)	$8,611

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents High Yield Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	HIGH YIELD BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$2,334	$—	$(2,334)	$—

Citibank N.A.
Foreign Currency Exchange Contracts	$780	$—	$(780)	$—

Total	$3,114	$—	$(3,114)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Intermediate Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Citibank N.A.
Foreign Currency Exchange Contracts	$438,855	$(289,386)	$(14,458)	$135,011

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$2,562	$—	$(1,141)	$1,421

Total	$441,417	$(289,386)	$(15,599)	$136,432

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Annual Report March 2024 / 328

Notes to Financial Statements (Continued)

The following table presents Intermediate Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$10,813	$—	$—	$10,813

Citibank N.A.
Foreign Currency Exchange Contracts	$14,458	$—	$(14,458)	$—

Goldman Sachs International
Foreign Currency Exchange Contracts	$183	$—	$—	$183

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$1,141	$—	$(1,141)	$—

Total	$26,595	$—	$(15,599)	$10,996

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Investment Grade Credit Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	INVESTMENT GRADE CREDIT FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$158	$—	$—	$158

Total	$158	$—	$—	$158

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Low Duration Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Citibank N.A.
Foreign Currency Exchange Contracts	$311,215	$(141,385)	$—	$169,830

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$3,466	$—	$—	$3,466

Total	$314,681	$(141,385)	$—	$173,296

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

329 / Annual Report March 2024

Notes to Financial Statements (Continued)

The following table presents Low Duration Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$24,869	$—	$—	$24,869

Total	$24,869	$—	$—	$24,869

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Strategic Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	STRATEGIC INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$1,284	$—	$(569)	$715

Citibank N.A.
Foreign Currency Exchange Contracts	$18,033	$—	$(338)	$17,695

Total	$19,317	$—	$(907)	$18,410

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Strategic Income Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	STRATEGIC INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$569	$—	$(569)	$—

Citibank N.A.
Foreign Currency Exchange Contracts	$338	$—	$(338)	$—

Total	$907	$—	$(907)	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Annual Report March 2024 / 330

Notes to Financial Statements (Continued)

The following table presents Total Return Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$21,980,352	$(18,633,910)	$(456,698)	$2,889,744

Citibank N.A.
Foreign Currency Exchange Contracts	$6,131,706	$(4,851,241)	$(1,003,467)	$276,998

Goldman Sachs International
Foreign Currency Exchange Contracts	$14,000	$—	$(14,000)	$—

State Street Global Markets LLC
Foreign Currency Exchange Contracts	$19,886	$—	$(19,886)	$—

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$377,418	$—	$(158,484)	$218,934

Total	$28,523,362	$(23,485,151)	$(1,652,535)	$3,385,676

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Total Return Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

	TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]

Bank of America N.A.
Foreign Currency Exchange Contracts	$456,698	$—	$(456,698)	$—

Barclays Bank PLC
Reverse Repurchase Agreements	$1,501,250,000	$(1,501,250,000)	$—	$—

Citibank N.A.
Foreign Currency Exchange Contracts	$1,003,467	$—	$(1,003,467)	$—

Goldman Sachs International
Foreign Currency Exchange Contracts	$145,650	$—	$(14,000)	$131,650

State Street Global Markets LLC
Foreign Currency Exchange Contracts	$4,100,079	$—	$(19,886)	$4,080,193

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$158,484	$—	$(158,484)	$—

Total	$1,507,114,378	$(1,501,250,000)	$(1,652,535)	$4,211,843

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

331 / Annual Report March 2024

Notes to Financial Statements (Continued)

The following table presents Ultra Short Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

		ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Bank of America N.A.
Foreign Currency Exchange Contracts	$435	$—	$(435)	$—

Citibank N.A.
Foreign Currency Exchange Contracts	$13,552	$—	$—	$13,552

Total	$13,987	$—	$(435)	$13,552

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Ultra Short Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

		ULTRA SHORT BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES2
Bank of America N.A.
Foreign Currency Exchange Contracts	$743	$—	$(435)	$308

Total	$743	$—	$(435)	$308

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

The following table presents Unconstrained Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

		UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE ASSETS (LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Bank of America N.A.
Foreign Currency Exchange Contracts	$25,195	$—	$(25,195)	$—

Citibank N.A.
Foreign Currency Exchange Contracts	$1,379,684	$(1,215,464)	$(58,806)	$105,414

Goldman Sachs International
Foreign Currency Exchange Contracts	$596	$—	$(596)	$—

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$2,621	$—	$(1,074)	$1,547

Total	$1,408,096	$(1,215,464)	$(85,671)	$106,961

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Annual Report March 2024 / 332

Notes to Financial Statements (Continued)

The following table presents Unconstrained Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2024:

		UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	DERIVATIVE (ASSETS) LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[2]
Bank of America N.A.
Foreign Currency Exchange Contracts	$32,376	$—	$(25,195)	$7,181

Citibank N.A.
Foreign Currency Exchange Contracts	$58,806	$—	$(58,806)	$—

Goldman Sachs International
Foreign Currency Exchange Contracts	$1,374	$—	$(596)	$778

The Bank of New York Mellon
Foreign Currency Exchange Contracts	$1,074	$—	$(1,074)	$—

Total	$93,630	$—	$(85,671)	$7,959

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

333 / Annual Report March 2024

Notes to Financial Statements (Continued)

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, there may be volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2024, certain interest-only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines approved by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short, that is, without owning it, and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Corporate Bond Fund, Flexible Income Fund, High Yield Bond Fund, Investment Grade Credit Fund, Opportunistic High Income Credit Fund, Strategic Income Fund and Sustainable Securitized Fund may not make short sales of securities or maintain a short position if more than 33 1/3% of the Fund’s total assets (taken at current value) are held as collateral for such sales at any one time. The AlphaTrak 500 Fund, Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund, Ultra Short Bond Fund and Unconstrained Bond Fund will not make total short sales exceeding 25% of the Fund’s total assets. The Floating Rate Income Fund will not make total short sales exceeding 15% of the Fund’s total assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2024, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which

Annual Report March 2024 / 334

Notes to Financial Statements (Continued)

the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the year ended March 31, 2024, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, and the Unconstrained Bond Fund received in-kind payments with respect to PIK securities of $7,197, $102,993, $23,340, and $111,324, respectively.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2024, the Total Return Bond Fund held repurchase agreements which made up 0.96% of net assets.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered secured borrowings by the Fund for purposes of the percentage limitations applicable to borrowings in accordance with ASC 860, Transfers and Servicing. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements. The average dollar amount and average interest rate of reverse repurchase agreements in the Total Return Bond Fund for the year ended March 31, 2024, was $472,147,049 and (0.61)%.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are not permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of March 31, 2024, the Total Return Bond Fund held reverse repurchase agreements. These reverse repurchase agreements were pledged by counterparty with U.S. Treasury Obligations valued at $1,501,250,000. The contractual maturity of secured borrowings is within 30 days.

335 / Annual Report March 2024

Notes to Financial Statements (Continued)

As of March 31, 2024, the following table is a summary of open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

TOTAL RETURN BOND FUND
COUNTERPARTY	REVERSE REPURCHASE AGREEMENTS	FAIR VALUE OF NON-CASH COLLATERAL PLEDGED INCLUDING ACCRUED INTEREST[1]	NET AMOUNT
Barclays Bank PLC	$1,501,250,000	$(1,501,250,000)	$—

	$1,501,250,000	$(1,501,250,000)	$—

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as

Annual Report March 2024 / 336

Notes to Financial Statements (Continued)

a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of March 31, 2024, the Funds did not hold any options.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all of the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may

337 / Annual Report March 2024

Notes to Financial Statements (Continued)

be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted for swap contracts, net of assets received as collateral, is also disclosed in the Notes to Schedules of Portfolio Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities. As of March 31, 2024, the Funds did not hold any credit default swaps.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve, or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2024, the Funds did not hold any swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts and Mini S&P 500 Index futures contracts. When the above-listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR-based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps, is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2024, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Foreign Investing Risk: The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Annual Report March 2024 / 338

Notes to Financial Statements (Continued)

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages which were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

339 / Annual Report March 2024

Notes to Financial Statements (Continued)

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

LIBOR Risk: The London Interbank Offered Rate (“LIBOR”) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. In July 2017, the United Kingdom’s Financial Conduct Authority (FCA), which regulates LIBOR, announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (SOFR) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by Treasury securities. There remains uncertainty surrounding the nature of any replacement rates. The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR, (ii) a reduction in the value of certain instruments or contracts held by a Fund, (iii) reduced effectiveness of related Fund transactions, such as hedging, (iv) additional tax, accounting and regulatory risks, or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.

Bank Loan Risk: There is a risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. The Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan, delayed settlement, and less protection for holders of bank loans as compared to holders of registered securities. Bank loans are not registered and otherwise may not be treated as securities under the federal securities laws, meaning investors in loans have less protection against improper practices than investors in securities that are registered under or are otherwise subject to the protections of the securities laws.

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2024, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$16,137,642	$14,593,620
Corporate Bond Fund	1,156,124	3,289,250
Flexible Income Fund	118,641,443	105,026,660
Floating Rate Income Fund	240,009,572	280,915,362
High Yield Bond Fund	323,982,455	394,744,975
Intermediate Bond Fund	149,876,936	211,187,146
Investment Grade Credit Fund	12,509,429	3,006,072
Low Duration Bond Fund	194,201,665	706,896,003
Opportunistic High Income Credit Fund	597,854	1,453,265
Strategic Income Fund	19,918,843	16,158,591
Sustainable Securitized Fund	3,776,832	4,506,388
Total Return Bond Fund	5,669,181,520	17,690,625,792
Ultra Short Bond Fund	10,746,679	46,721,418
Unconstrained Bond Fund	504,755,703	1,019,123,528

Annual Report March 2024 / 340

Notes to Financial Statements (Continued)

Investment transactions in U.S. government securities for the year ended March 31, 2024 were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$51,105,877	$47,017,794
Corporate Bond Fund	6,567,622	6,313,968
Flexible Income Fund	1,060,858,277	1,033,720,042
High Yield Bond Fund	34,340,290	34,355,682
Intermediate Bond Fund	5,404,633,554	5,356,092,644
Investment Grade Credit Fund	75,894,038	67,925,102
Low Duration Bond Fund	7,585,842,037	7,594,792,202
Opportunistic High Income Credit Fund	366,653	277,349
Strategic Income Fund	160,875,665	156,368,000
Sustainable Securitized Fund	21,547,438	21,770,706
Total Return Bond Fund	297,754,509,166	297,976,580,711
Ultra Short Bond Fund	433,758,601	471,975,258
Unconstrained Bond Fund	7,312,768,766	7,380,262,001

There were no purchases or sales of securities from affiliated investment accounts for the year ended March 31, 2024. These trades are in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

Investment transactions in the shares of affiliated issuers for the year ended March 31, 2024 were as follows:

	VALUE AT BEGINNING OF YEAR		SALES	DIVIDEND/ INTEREST	VALUE AT END OF YEAR	SHARES HELD AT END OF YEAR	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION

High Yield Bond Fund
Homer City Holdings LLC	$—	$—	$—	$—	$—	502,908	$—	$—

Total Return Bond Fund
Homer City Holdings LLC	$—	$—	$—	$—	$—	1,180,703	$—	$—

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the AlphaTrak 500 Fund, the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Opportunistic High Income Credit Fund, the Strategic Income Fund, the Sustainable Securitized Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.40%, 0.40%, 0.45%, 0.55%, 0.50%, 0.35%, 0.35%, 0.30%, 0.50%, 0.65%, 0.40%, 0.35%, 0.25% and 0.65%, respectively, of each Fund’s average daily net assets.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap at both the time of the waiver and the recoupment. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

341 / Annual Report March 2024

Notes to Financial Statements (Continued)

Investment advisory fees and related contractual expense limitations for the year ended March 31, 2024, were as follows:

PORTFOLIO	INVESTMENT ADVISORY FEE RATE					CONTRACTUAL EXPENSE LIMITATION[1]

	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	CLASS I-2	ADMINI- STRATIVE CLASS	PLAN CLASS
AlphaTrak 500 Fund	0.40%	N/A	N/A	N/A	N/A	0.45%	N/A	N/A	N/A	N/A
Corporate Bond Fund	0.40%	0.40%	N/A	N/A	N/A	0.75%	0.50%	N/A	N/A	N/A
Flexible Income Fund	0.45%	0.45%	N/A	N/A	N/A	0.80%	0.55%	N/A	N/A	N/A
Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	0.55%	0.90%	0.70%	N/A	N/A	0.60%
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Investment Grade Credit Fund	0.35%	0.35%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	N/A	0.30%	N/A	0.63%	0.44%	N/A	0.83%	N/A
Opportunistic High Income Credit Fund	0.50%	0.50%	N/A	N/A	N/A	0.85%	0.60%	N/A	N/A	N/A
Strategic Income Fund	0.65%	0.65%	N/A	N/A	N/A	1.04%	0.80%	N/A	N/A	N/A
Sustainable Securitized Fund	0.40%	0.40%	N/A	N/A	N/A	0.70%	0.49%	N/A	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.54%	0.90%	0.39%
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	N/A	0.50%	0.34%	N/A	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	0.65%	1.04%	0.80%	N/A	N/A	0.70%

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2024, unless approved by the Board.

At March 31, 2024, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2025	2026	2027	TOTAL

AlphaTrak 500 Fund	$—	$270,246	$224,890	$495,136

Corporate Bond Fund	257,575	293,711	217,007	768,293

Flexible Income Fund	441,229	471,234	446,297	1,358,760

Floating Rate Income Fund	14,896	16,938	11,906	43,740

High Yield Bond Fund	145,095	130,452	135,512	411,059

Intermediate Bond Fund	62	3,695	1,163	4,920

Investment Grade Credit Fund	264,265	293,818	239,989	798,072

Opportunistic High Income Credit Fund	96,407	250,735	223,986	571,128

Strategic Income Fund	566,609	339,161	312,702	1,218,472

Sustainable Securitized Fund	67,666	262,567	238,549	568,782

Ultra Short Bond Fund	355,828	326,076	259,120	941,024

Unconstrained Bond Fund	—	1,748	—	1,748

Total	$2,209,632	$2,660,381	$2,311,121	$7,181,134

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $150,000 and $10,000 for each meeting of the Board attended in person and $2,500 for each meeting attended telephonically. The chairman of the Board receives an annual retainer of $60,000. The respective chairman of the Audit Committee and the Nominating and Governance Committee each receives an additional annual retainer of $40,000 and $20,000, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for certain eligible Trustees. The Deferred Compensation Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Deferred Compensation Plan are recorded in Trustees’ fees and expenses in the Statements of Operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Opportunistic High Income Credit Fund, the Strategic Income Fund, the Sustainable Securitized Fund, the Total Return Bond Fund, the Ultra Short Bond Fund, the Unconstrained Bond Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund.

Annual Report March 2024 / 342

Notes to Financial Statements (Continued)

Under the 12b-1 Plan, the Trust pays TCW Funds Distributors, Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2024. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2024, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

The Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Shareholder Servicing Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class, but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	COMMITMENTS AND CONTINGENCIES

The Floating Rate Income Fund, High Yield Bond Fund and Total Return Bond Fund had the following unfunded commitments and unrealized gain by investment as of March 31, 2024:

FLOATING RATE INCOME FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN
Osmosis Buyer Ltd., Term Loan B, 1st Lien	July 2028	$41,278	$235
Action Environmental Group, Inc. (The), Delayed-Draw Term Loan, 1st Lien	October 2030	102,855	986
Ryan LLC, Delayed-Draw Term Loan, 1st Lien	November 2030	95,834	596

Total Unfunded Commitments		$239,967	$1,817

HIGH YIELD BOND FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN
Osmosis Buyer Ltd., Term Loan B, 1st Lien	July 2028	$154,795	$882
Ryan LLC, Delayed-Draw Term Loan, 1st Lien	November 2030	95,834	596

Total Unfunded Commitments		$250,629	$1,478

TOTAL RETURN BOND FUND UNFUNDED COMMITMENTS	MATURITY	AMOUNT	UNREALIZED GAIN
Osmosis Buyer Ltd., Term Loan B, 1st Lien	July 2028	$51,598	$294

Total Unfunded Commitments		$51,598	$294

In the normal course of business, the Trust enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Trust under these arrangements is unknown as it would involve future claims that may be made against the Trust; however, based on the Trust’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Trust has not accrued any liability in connection with such indemnifications.

343 / Annual Report March 2024

Notes to Financial Statements (Continued)

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

			ALPHATRAK 500 FUND
			CLASS M	CLASS M
			YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023
Change in Fund shares:
Shares outstanding at beginning of year			2,934,340	3,928,208

Shares sold			307,640	169,686
Shares issued through reinvestment of distributions			112,162	149,894
Shares redeemed			(889,447)	(1,313,448)

Net (decrease) in fund shares			(469,645)	(993,868)

Shares outstanding at end of year			2,464,695	2,934,340

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	475,695	568,258	317,762	701,050

Shares sold	16,293	116,264	36,749	24,849
Shares issued through reinvestment of distributions	12,980	15,926	10,584	15,050
Shares redeemed	(192,290)	(224,753)	(100,399)	(423,187)

Net (decrease) in fund shares	(163,017)	(92,563)	(53,066)	(383,288)

Shares outstanding at end of year	312,678	475,695	264,696	317,762

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	6,211,930	3,651,661	35,657,009	20,317,792

Shares sold	3,118,196	5,112,956	14,992,551	28,619,685
Shares issued through reinvestment of distributions	477,131	409,001	2,842,909	2,158,115
Shares redeemed	(3,376,299)	(2,961,688)	(13,621,728)	(15,438,583)

Net increase in fund shares	219,028	2,560,269	4,213,732	15,339,217

Shares outstanding at end of year	6,430,958	6,211,930	39,870,741	35,657,009

	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	1,184,024	1,737,330	35,353,243	48,557,554

Shares sold	624,265	429,534	3,927,446	7,854,538
Shares issued through reinvestment of distributions	88,139	80,718	2,384,221	2,176,860
Shares redeemed	(892,970)	(1,063,558)	(10,827,620)	(23,235,709)

Net (decrease) in fund shares	(180,566)	(553,306)	(4,515,953)	(13,204,311)

Shares outstanding at end of year	1,003,458	1,184,024	30,837,290	35,353,243

Annual Report March 2024 / 344

Notes to Financial Statements (Continued)

			FLOATING RATE INCOME FUND
			PLAN CLASS	PLAN CLASS
			YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year			11	10

Shares sold			1,064	—
Shares issued through reinvestment of distributions			54	1

Net increase in fund shares			1,118	1

Shares outstanding at end of year			1,129	11

	HIGH YIELD BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	14,711,106	16,894,728	39,596,938	54,977,626

Shares sold	3,165,323	5,223,122	12,622,005	21,306,338
Shares issued through reinvestment of distributions	842,006	848,748	2,250,448	2,218,309
Shares redeemed	(6,721,319)	(8,255,492)	(16,077,187)	(38,905,335)

Net (decrease) in fund shares	(2,713,990)	(2,183,622)	(1,204,734)	(15,380,688)

Shares outstanding at end of year	11,997,116	14,711,106	38,392,204	39,596,938

	INTERMEDIATE BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	2,200,742	2,450,422	91,699,168	76,102,332

Shares sold	569,844	715,696	32,905,385	48,199,978
Shares issued through reinvestment of distributions	82,972	68,103	3,833,163	2,450,385
Shares redeemed	(945,859)	(1,033,479)	(26,568,377)	(35,053,527)

Net increase (decrease) in fund shares	(293,043)	(249,680)	10,170,171	15,596,836

Shares outstanding at end of year	1,907,699	2,200,742	101,869,339	91,699,168

	INVESTMENT GRADE CREDIT FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	386,999	259,570	933,323	992,802

Shares sold	604,265	170,204	2,122,752	333,416
Shares issued through reinvestment of distributions	28,184	25,100	65,011	73,219
Shares redeemed	(235,277)	(67,875)	(449,515)	(466,114)

Net increase (decrease) in fund shares	397,172	127,429	1,738,248	(59,479)

Shares outstanding at end of year	784,171	386,999	2,671,571	933,323

	LOW DURATION BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	35,993,593	55,362,416	178,166,430	235,428,672

Shares sold	2,905,784	11,354,337	27,907,420	80,958,050
Shares issued through reinvestment of distributions	972,473	1,400,421	5,637,166	5,451,820
Shares redeemed	(21,411,155)	(32,123,581)	(77,333,453)	(143,672,112)

Net (decrease) in fund shares	(17,532,898)	(19,368,823)	(43,788,867)	(57,262,242)

Shares outstanding at end of year	18,460,695	35,993,593	134,377,563	178,166,430

345 / Annual Report March 2024

Notes to Financial Statements (Continued)

			LOW DURATION BOND FUND
			ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
			YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year			72	154,242

Shares sold			954	31,293
Shares issued through reinvestment of distributions			22	1,504
Shares redeemed			(67)	(186,967)

Net increase (decrease) in fund shares			909	(154,170)

Shares outstanding at end of year			981	72

	OPPORTUNISTIC HIGH INCOME CREDIT FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	41,554	7,782	232,805	330,792

Shares sold	40,005	70,852	2,649	65,689
Shares issued through reinvestment of distributions	2,148	2,344	15,929	32,804
Shares redeemed	(48,839)	(39,424)	(91,358)	(196,480)

Net increase (decrease) in fund shares	(6,686)	33,772	(72,780)	(97,987)

Shares outstanding at end of year	34,868	41,554	160,025	232,805

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	8,125,761	2,439,193	2,492,168	1,351,121

Shares sold	1,097,738	6,912,813	2,098,801	2,020,509
Shares issued through reinvestment of distributions	616,658	400,592	229,781	175,122
Shares redeemed	(1,372,863)	(1,626,837)	(1,106,308)	(1,054,584)

Net increase in fund shares	341,533	5,686,568	1,222,274	1,141,047

Shares outstanding at end of year	8,467,294	8,125,761	3,714,442	2,492,168

	SUSTAINABLE SECURITIZED FUND

	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	5,958	1,738	989,282	1,137,535

Shares sold	6,763	4,755	207,789	340,886
Shares issued through reinvestment of distributions	265	92	48,921	37,255
Shares redeemed	(7,731)	(627)	(321,880)	(526,394)

Net increase (decrease) in fund shares	(703)	4,220	(65,170)	(148,253)

Shares outstanding at end of year	5,255	5,958	924,112	989,282

Annual Report March 2024 / 346

Notes to Financial Statements (Continued)

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	694,341,407	609,964,109	4,139,805,317	4,611,465,986

Shares sold	101,926,092	383,552,935	918,263,351	1,136,670,438
Shares issued through reinvestment of distributions	22,015,920	19,723,265	151,631,718	127,328,940
Shares redeemed	(394,234,210)	(318,898,902)	(1,763,055,510)	(1,735,660,047)

Net increase (decrease) in fund shares	(270,292,198)	84,377,298	(693,160,441)	(471,660,669)

Shares outstanding at end of year	424,049,209	694,341,407	3,446,644,876	4,139,805,317

	TOTAL RETURN BOND FUND
	CLASS I-2	CLASS I-2
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	11,005,199	16,736,662

Shares sold	3,715,544	8,077,028
Shares issued through reinvestment of distributions	410,856	490,417
Shares redeemed	(7,625,683)	(14,298,908)

Net (decrease) in fund shares	(3,499,283)	(5,731,463)

Shares outstanding at end of year	7,505,916	11,005,199

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	166,912,987	192,601,234	2,026,068,357	2,324,492,622

Shares sold	27,690,579	31,195,068	406,168,066	338,504,144
Shares issued through reinvestment of distributions	5,773,993	5,128,907	81,918,613	67,148,068
Shares redeemed	(68,433,377)	(62,012,222)	(645,803,513)	(704,076,477)

Net (decrease) in fund shares	(34,968,805)	(25,688,247)	(157,716,834)	(298,424,265)

Shares outstanding at end of year	131,944,182	166,912,987	1,868,351,523	2,026,068,357

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	4,875,363	9,455,483	24,795,459	37,852,952

Shares sold	242,055	822,824	2,559,728	15,775,043
Shares issued through reinvestment of distributions	149,246	151,914	700,819	585,925
Shares redeemed	(2,108,951)	(5,554,858)	(18,835,915)	(29,418,461)

Net (decrease) in fund shares	(1,717,650)	(4,580,120)	(15,575,368)	(13,057,493)

Shares outstanding at end of year	3,157,713	4,875,363	9,220,091	24,795,459

347 / Annual Report March 2024

Notes to Financial Statements (Continued)

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	15,381,585	19,230,240	226,158,098	326,977,316

Shares sold	2,154,982	2,686,340	66,379,966	97,731,807
Shares issued through reinvestment of distributions	926,172	864,124	9,994,952	10,194,594
Shares redeemed	(4,717,241)	(7,399,119)	(104,984,028)	(208,745,619)

Net (decrease) in fund shares	(1,636,087)	(3,848,655)	(28,609,110)	(100,819,218)

Shares outstanding at end of year	13,745,498	15,381,585	197,548,988	226,158,098

	UNCONSTRAINED BOND FUND
	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2024	YEAR ENDED MARCH 31, 2023

Change in Fund shares:
Shares outstanding at beginning of year	33,873,600	10,805,285

Shares sold	2,758,702	22,518,298
Shares issued through reinvestment of distributions	2,492,578	1,610,878
Shares redeemed	(504,214)	(1,060,861)

Net increase in fund shares	4,747,066	23,068,315

Shares outstanding at end of year	38,620,666	33,873,600

10.	SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of March 31, 2024, are summarized in the following table:

		REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
SECURED BORROWINGS	COLLATERAL TYPE	OVERNIGHT AND CONTINUOUS	UP TO 30 DAYS	31-90 DAYS	GREATER THAN 90 DAYS	TOTAL
Total Return Bond Fund
Reverse repurchase agreements	U.S. Treasury Obligations	$—	$1,501,250,000	$—	$—	$1,501,250,000

Total borrowings		$—	$1,501,250,000	$—	$—	$1,501,250,000

11.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2024, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	AMOUNT UTILIZED IN CURRENT YEAR	SHORT-TERM NON-EXPIRING AMOUNTS*	LONG-TERM NON-EXPIRING AMOUNTS*
AlphaTrak 500 Fund	$4,693,551	$—	$—
Corporate Bond Fund	—	415,192	1,277,596
Flexible Income Fund	—	7,458,070	12,613,751
Floating Rate Income Fund	—	2,450,066	17,873,158
High Yield Bond Fund	—	35,125,757	59,819,642
Intermediate Bond Fund	—	71,039,833	22,708,450
Investment Grade Credit Fund	—	926,372	837,187
Low Duration Bond Fund	—	125,906,896	67,837,058
Opportunistic High Income Credit Fund	—	224,425	398,457
Strategic Income Fund	—	907,781	3,880,909
Sustainable Securitized Fund	—	431,669	1,031,647
Total Return Bond Fund	—	7,378,995,390	4,009,125,319
Ultra Short Bond Fund	—	7,192,997	5,493,662
Unconstrained Bond Fund	—	105,614,754	93,619,253

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Annual Report March 2024 / 348

Notes to Financial Statements (Continued)

Tax Basis of Distributable Income:

As of March 31, 2024, the components of accumulated earnings (accumulated losses) on a tax basis were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$82,635	$533	$—	$671,369	$2,925,302	$923,620
Undistributed long-term gains	134,255	—	—	—	—	—
Other temporary differences	(177)	(270)	(81,977)	(520,482)	(407,701)	(471,568)
Accumulated capital loss carryforwards and post- October losses	—	(1,817,448)	(20,079,848)	(22,106,088)	(100,601,386)	(93,748,283)
Net unrealized appreciation (depreciation)	141,143	(706,962)	(35,466,056)	(2,926,054)	(38,949,724)	(11,491,275)

Total accumulated earnings (losses)	$357,856	$(2,524,147)	$(55,627,881)	$(24,881,255)	$(137,033,509)	$(104,787,506)

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$274	$799,885	$—	$222,255	$—	$23,220,802
Undistributed long-term gains	—	—	—	—	—	—
Other temporary differences	(333)	(503,105)	286	(1,633)	—	(12,075,245)
Accumulated capital loss carryforwards and post-
October losses	(2,073,601)	(193,743,954)	(655,910)	(4,928,361)	(1,463,316)	(11,388,120,709)
Net unrealized appreciation (depreciation)	(1,363,006)	(22,673,025)	(171,789)	(6,813,368)	(395,151)	(2,519,930,895)

Total accumulated earnings (losses)	$(3,436,666)	$(216,120,199)	$(827,413)	$(11,521,107)	$(1,858,467)	$(13,896,906,047)

349 / Annual Report March 2024

Notes to Financial Statements (Continued)

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$83,015	$—
Undistributed long-term gains	—	—
Other temporary differences	(951)	(2,325,905)
Accumulated capital loss carryforwards and post-October losses	(12,686,659)	(211,757,963)
Net unrealized appreciation (depreciation)	(698,599)	(352,833,121)

Total accumulated earnings (losses)	$(13,303,194)	$(566,916,989)

Permanent differences incurred during the fiscal year ended March 31, 2024, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE (DECREASE) ACCUMULATED EARNINGS (LOSS)	INCREASE (DECREASE) PAID-IN-CAPITAL

Opportunistic High Income Credit Fund	$2,064	$(2,064)

The permanent differences are due to non-deductible expenses and taxable over distributions.

Tax Basis of Distributions to Shareholders:

	ALPHATRAK 500 FUND		CORPORATE BOND FUND

	MARCH 31, 2024	MARCH 31, 2023	MARCH 31, 2024	MARCH 31, 2023

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,228,636	$888,057	$216,869	$283,604
Net long-term capital gains	—	537,219	—	—

Total taxable distributions	$1,228,636	$1,425,276	$216,869	$283,604

	FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND

	MARCH 31, 2024	MARCH 31, 2023	MARCH 31, 2024	MARCH 31, 2023

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$26,860,706	$22,045,745	$29,757,265	$25,266,781

Total taxable distributions	$26,860,706	$22,045,745	$29,757,265	$25,266,781

	HIGH YIELD BOND FUND		INTERMEDIATE BOND FUND

	MARCH 31, 2024	MARCH 31, 2023	MARCH 31, 2024	MARCH 31, 2023

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$33,524,300	$31,729,934	$41,555,931	$26,787,772

Total taxable distributions	$33,524,300	$31,729,934	$41,555,931	$26,787,772

	INVESTMENT GRADE CREDIT FUND		LOW DURATION BOND FUND

	MARCH 31, 2024	MARCH 31, 2023	MARCH 31, 2024	MARCH 31, 2023

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$720,676	$770,112	$62,279,679	$61,930,890
Return of Capital	—	24,661	—	—

Total taxable distributions	$720,676	$794,773	$62,279,679	$61,930,890

Annual Report March 2024 / 350

Notes to Financial Statements (Continued)

	OPPORTUNISTIC HIGH INCOME CREDIT FUND		STRATEGIC INCOME FUND

	MARCH 31, 2024	MARCH 31, 2023	MARCH 31, 2024	MARCH 31, 2023

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$142,390	$270,955	$5,299,041	$3,713,024
Return of Capital	—	7,781	—	—

Total taxable distributions	$142,390	$278,736	$5,299,041	$3,713,024

	SUSTAINABLE SECURITIZED FUND		TOTAL RETURN BOND FUND

	MARCH 31, 2024	MARCH 31, 2023	MARCH 31, 2024	MARCH 31, 2023

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$365,955	$324,338	$2,515,216,896	$2,163,571,272
Return of Capital	40,424	—	—	—

Total taxable distributions	$406,379	$324,338	$2,515,216,896	$2,163,571,272

	ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND

	MARCH 31, 2024	MARCH 31, 2023	MARCH 31, 2024	MARCH 31, 2023

Distributions from:
Ordinary income (inclusive of short-term capital gains)	$3,495,122	$3,041,991	$178,292,972	$170,616,814
Return of Capital	—	—	1,643,452	—

Total taxable distributions	$3,495,122	$3,041,991	$179,936,424	$170,616,814

Tax Cost

As of March 31, 2024, gross unrealized appreciation (depreciation) based on cost for federal income tax purposes were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Tax Cost	$33,581,271	$6,017,433	$474,247,134	$315,999,120	$500,906,693	$1,171,004,929

Gross unrealized appreciation	917,364	40,789	6,893,451	3,334,929	9,024,943	5,519,589
Gross unrealized (depreciation)	(776,221)	(748,649)	(42,361,108)	(6,269,000)	(47,978,292)	(17,010,407)

Net unrealized appreciation (depreciation)	$141,143	$(707,860)	$(35,467,657)	$(2,934,071)	$(38,953,349)	$(11,490,818)

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND
Tax Cost	$31,765,879	$1,721,436,358	$1,691,473	$93,846,795	$9,973,615	$68,682,453,807

Gross unrealized appreciation	154,419	7,150,199	105,034	1,316,918	89,706	335,239,467
Gross unrealized (depreciation)	(1,518,230)	(29,821,833)	(276,823)	(8,122,728)	(484,859)	(2,863,947,449)

Net unrealized appreciation (depreciation)	$(1,363,811)	$(22,671,634)	$(171,789)	$(6,805,810)	$(395,153)	$(2,528,707,982)

					ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Tax Cost					$68,005,399	$3,337,137,514

Gross unrealized appreciation					220,819	34,156,617
Gross unrealized (depreciation)					(919,369)	(387,257,425)

Net unrealized appreciation (depreciation)					$(698,550)	$(353,100,808)

351 / Annual Report March 2024

Notes to Financial Statements (Continued)

12.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purposes with an expiration date of October 4, 2024. The interest rate on borrowing is the higher of the federal funds rate or SOFR plus 0.10%, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended March 31, 2024. The Funds pay the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

13.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

14.	NEW ACCOUNTING PRONOUNCEMENT

In January 2021, the Financial Accounting Standards Board issued Accounting Standards Update No. 2021-01 (“ASU 2021-01”), “Reference Rate Reform (Topic 848).” ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The amendments in this update are in effect for the Funds. There have been no impacts to date.

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 (1) clarifies the guidance in ASC 820 on the fair value measurement of an equity security that is subject to a contractual sale restriction and (2) requires specific disclosures related to such an equity security. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and interim periods within that fiscal year, with early adoption permitted. There have been no impacts to date.

Annual Report March 2024 / 352

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

The Metropolitan West Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Metropolitan West Funds (the “Trust”) comprising the Metropolitan West AlphaTrak 500 Fund, Metropolitan West Corporate Bond Fund, Metropolitan West Sustainable Securitized Fund (formerly known as Metropolitan West ESG Securitized Fund), Metropolitan West Flexible Income Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Opportunistic High Income Credit Fund, Metropolitan West Strategic Income Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, and Metropolitan West Unconstrained Bond Fund (the “Funds”), including the schedules of portfolio investments, as of March 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Funds, except Metropolitan West Opportunistic High Income Credit Fund and Metropolitan West Sustainable Securitized Fund; the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the table below for Metropolitan West Opportunistic High Income Credit Fund and Metropolitan West Sustainable Securitized Fund, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds listed above constituting Metropolitan West Funds as of March 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below) in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Metropolitan West Funds	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights

Metropolitan West Opportunistic High Income Credit Fund	For the year ended March 31, 2024	For the years ended March 31, 2024 and 2023	For the years ended March 31, 2024 and 2023, and the period from August 2, 2021 (commencement of operations) through March 31, 2022

Metropolitan West Sustainable Securitized Fund	For the year ended March 31, 2024	For the years ended March 31, 2024 and 2023	For the years ended March 31, 2024 and 2023, and the period from October 1, 2021 (commencement of operations) through March 31, 2022

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

353 / Annual Report March 2024

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

May 24, 2024

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

Annual Report March 2024 / 354

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have a March 31, 2024 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2024, each portfolio is reporting the following items with regard to distributions paid during the year. All information is based on financial information available as of the date of this annual report and, accordingly is subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Net Investment Income Distributions	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Short-Term Capital Gain Distributions	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Long-Term Capital Gain Distributions	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Qualifying For Corporate Dividends Rec Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.00%	0.07%

Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

U.S. Government Interest (3)	19.74%	8.22%	2.96%	2.36%	3.18%	43.56%

Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Qualified Interest Income (5)	78.95%	86.35%	86.59%	98.50%	87.45%	86.00%

Qualified Short-Term Capital Gain (6)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	OPPORTUNISTIC HIGH INCOME CREDIT FUND	STRATEGIC INCOME FUND	SUSTAINABLE SECURITIZED FUND	TOTAL RETURN BOND FUND

Net Investment Income Distributions	100.00%	100.00%	100.00%	100.00%	90.95%	100.00%

Short-Term Capital Gain Distributions	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Long-Term Capital Gain Distributions	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Return of Capital	0.00%	0.00%	0.00%	0.00%	9.05%	0.00%

Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Qualifying For Corporate Dividends Rec Deduction (1)	0.00%	0.00%	2.05%	0.00%	0.00%	0.00%

Qualifying Dividend Income (2)	0.00%	0.00%	2.02%	0.00%	0.00%	0.00%

U.S. Government Interest (3)	16.79%	19.35%	1.95%	11.40%	3.61%	30.64%

Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Qualified Interest Income (5)	98.40%	87.19%	85.17%	84.95%	94.44%	85.31%

Qualified Short-Term Capital Gain (6)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Net Investment Income Distributions	100.00%	99.09%
Short-Term Capital Gain Distributions	0.00%	0.00%
Long-Term Capital Gain Distributions	0.00%	0.00%
Return of Capital	0.00%	0.91%
Tax-Exempt Interest	0.00%	0.00%
Qualifying For Corporate Dividends Rec Deduction (1)	0.00%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%
U.S. Government Interest (3)	33.69%	4.12%
Foreign Tax Credit (4)	0.00%	0.00%
Qualified Interest Income (5)	89.43%	82.48%
Qualified Short-Term Capital Gain (6)	0.00%	0.00%

355 / Annual Report March 2024

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of net investment income distributions.

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of short-term capital gain distributions.

Annual Report March 2024 / 356

Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires that all registered open-end management investment companies, including the Funds, establish a written liquidity risk management program (a “Liquidity Program”). Under a fund’s Liquidity Program, a fund must assess, manage and periodically review the fund’s liquidity risk, classify the liquidity of each of the fund’s portfolio investments, determine whether to specify highly liquid investment minimum (and, if so, at what level), limit illiquid investments to 15% of fund investments, and establish policies and procedures regarding how and when a fund will engage in redemptions in-kind. Consistent with the Liquidity Rule, the Board has approved the written Liquidity Program for the Funds and has designated a committee of professionals associated with the Adviser to administer the Funds’ Liquidity Program (the “Program Administrator”).

On March 4, 2024, the Board reviewed the Program Administrator’s written annual report (the “Report”) concerning the operation of the Funds’ Liquidity Program for the calendar year ended December 31, 2023 (the “Reporting Period”). The Report addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s Highly Liquidity Investment Minimum (“HLIM”). The Report discussed, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s liquidity risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule) and the operation and monitoring of the HLIM assigned to a Fund, as applicable; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions. The Report concluded that the Liquidity Program was reasonably designed to assess and manage each Fund’s liquidity risk and was adequately and effectively implemented with respect to each Fund during the Reporting Period.

There can be no assurance that the Liquidity Program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

357 / Annual Report March 2024

Metropolitan West Funds

Special Meeting of Shareholders - Voting Results

(Unaudited)

On February 15, 2024, the Trust held a Special Meeting of Shareholders to elect nine Trustees of the Trust. Shareholders of record on January 5, 2024 were entitled to vote on the proposal to elect Trustees. All Funds voted together. Each nominee for Trustee named below was elected and will hold office until his or her successor has been duly elected and qualified. The following votes were recorded:

PROPOSAL 1: Election of Trustees

Trustee Nominee	Shares Voted For	Shares Withheld

Patrick C. Haden	3,578,921,036	15,612,583
Martin Luther King III	3,566,345,875	18,046,145
Megan McClellan	3,566,345,875	14,965,129
Peter McMillan	3,557,018,646	16,143,673
Patrick Moore	3,576,854,622	16,251,942
Victoria B. Rogers	3,580,899,550	15,889,336
Robert G. Rooney	3,558,907,823	16,075,647
Michael Swell	3,582,395,433	16,056,576
Andrew Tarica	3,557,067,023	16,717,196

Annual Report March 2024 / 358

Metropolitan West Funds

Reorganization of Certain Funds into ETFs

(Unaudited)

On April 8, 2024, the Board of Trustees of the Trust, having determined that a reorganization of each of the following Funds would be in the best interest of the Fund and its shareholders, voted to approve a form of Agreement and Plan of Reorganization to reorganize each Fund with and into a newly-created exchange-traded fund (“ETF”), which will be a series of TCW ETF Trust, as specified below:

Metropolitan West Fund		New ETF

MetWest Floating Rate Income Fund	g	TCW Senior Loan ETF

MetWest Investment Grade Credit Fund	g	TCW Investment Grade Credit ETF

MetWest Flexible Income Fund	g	TCW Flexible Income ETF

Pursuant to applicable law (including the Investment Company Act of 1940) each reorganization may be implemented without shareholder approval. Each reorganization is expected to occur in September 2024 and is expected to be a tax-free reorganization for U.S. federal income tax purposes. Additional information about each reorganization will be made available to shareholders of the applicable Fund in a combined information statement/prospectus prior to the reorganization date.

359 / Annual Report March 2024

Metropolitan West Funds

Privacy Policy

The TCW Group, Inc. and Subsidiaries TCW Investment Management Company LLC TCW Asset Management Company LLC Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC	TCW Direct Lending VIII LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC	TCW Star Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC	TCW ETF TRUST

Effective January 2024

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, TCW Star Direct Lending LLC, and TCW ETF TRUST (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

Annual Report March 2024 / 360

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC, TCW Direct Lending VII LLC, TCW Direct Lending VIII LLC, TCW Star Direct Lending LLC, and TCW ETF TRUST.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.	TCW DIRECT LENDING LLC

TCW FUNDS, INC.	TCW DIRECT LENDING VII LLC

TCW STRATEGIC INCOME FUND, INC.	TCW DIRECT LENDING VIII LLC

METROPOLITAN WEST FUNDS	TCW STAR DIRECT LENDING LLC

SEPULVEDA MANAGEMENT LLC	TCW ETF TRUST

Attention: Privacy Officer | 515 South Flower Street | Los Angeles, CA 90071 | email: privacy@tcw.com

361 / Annual Report March 2024

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MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Independent Trustees of the Trust*

Patrick C. Haden (1953)	Trustee and Vice Chairman of the Board	Indefinite term, since 2010	President (since 2003), Wilson Ave. Consulting (business consulting firm).	34	Auto Club (affiliate of AAA); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund).

Martin Luther King III (1957)	Trustee	Indefinite term, since 1997	President and Chief Executive Officer (since 1998), The King Center (non-profit organization). Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	33	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).

Peter McMillan (1957)	Trustee and Chairman of the Nominating and Governance Committee	Indefinite term, since 2009	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co- founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	34	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); TCW Funds, Inc. (mutual fund); TCW DL VII Financing LLC (private fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund).

365 / Annual Report March 2024

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Victoria B. Rogers (1961)	Trustee	Indefinite term since 2024	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation)	34	Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual fund); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW ETF Trust (exchange-traded fund).

Robert G. Rooney (1957)	Trustee and Chairman of the Audit Committee	Indefinite term, since 2009	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Senior Financial Advisor (August 2020 – March 2021), Chief Financial and Administrative Officer (November 2018 – August 2020), REEF Technology (real estate and technology services company); Chief Financial Officer (January 2018 – November 2018), Citizens Parking Inc. (nationwide automobile parking facilities).	33	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).

Michael Swell (1966)	Trustee	Indefinite term, since 2024	Retired (since 2021); Partner and Managing Director (2007 – 2021), Goldman Sachs Asset Management (asset management company).	33	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund); Apollo Realty Income Solutions Inc. (nontraded real estate investment trust).

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 – 2022), Cowen Prime Services (broker-dealer).	34	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); TCW ETF Trust (exchange–traded fund).

Annual Report March 2024 / 366

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Interested Trustees**

Megan McClellan (1978)	Trustee and President and Principal Executive Officer	Indefinite term, since 2024 and 2023, respectively	Group Managing Director (since 2023), Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., TCW LLC and TCW Asset Management Company LLC; President and Principal Executive Officer (since 2023), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Managing Director (2013-2023), J.P. Morgan Asset Management.	33	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).

Patrick Moore (1964)	Trustee	Indefinite term, since 2014	Group Managing Director (since 2000), the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC. Mr. Moore is a member of the CFA Institute.	33	TCW Funds, Inc. (mutual fund); TCW ETF Trust (exchange-traded fund).

Officers of the Trust who are not Trustees

Drew Bowden (1961)	Executive Vice President	Indefinite term, since 2023	Executive Vice President, General Counsel and Secretary (since 2023), the Adviser, The TCW Group, Inc., TCW Asset Management Company LLC, TCW Investment Management Company LLC, TCW LLC; Executive Vice President (since 2023), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Chief Operating Officer (2021 – 2023) Western Asset Management Company; Executive Vice President and General Counsel (2020 – 2021) and Senior Vice President and General Counsel (2015 – 2020), Jackson Financial Inc.	N/A	N/A

Eric Chan (1978)	Assistant Treasurer	Indefinite term, since 2010	Managing Director of Fund Operations (since 2006), the Adviser and (since 2009), TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC; Assistant Treasurer (since 2009), TCW Funds, Inc. and TCW Strategic Income Fund, Inc. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Peter Davidson (1972)	Vice President and Secretary	Indefinite term, since 2022 and 2023, respectively.	Senior Vice President, Associate General Counsel and Assistant Secretary (since 2022), the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC; Vice President and Assistant Secretary (since 2022), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Assistant General Counsel – Investment Products and Advisory Services (2020 – 2022), The Northwestern Mutual Life Insurance Company; Associate General Counsel (2019 – 2020), Resolute Investment Managers; Assistant General Counsel (2003 – 2019), Invesco Ltd.	N/A	N/A

Lisa Eisen (1963)	Tax Officer	Indefinite term, since 2016	Tax Officer (since 2016), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since 2016), TCW LLC.	N/A	N/A

367 / Annual Report March 2024

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS****	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Richard Villa (1964)	Treasurer, Principal Financial Officer and Principal Accounting Officer	Indefinite term, since 2021	Executive Vice President, Chief Financial Officer and Assistant Secretary (since 2016), TCW LLC and (since 2008), the Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., and TCW Asset Management Company LLC; Treasurer, Principal Financial Officer and Principal Accounting Officer (since 2014), TCW Strategic Income Fund, Inc. and TCW Funds, Inc.	N/A	N/A

Gladys Xiques (1973)	Chief Compliance Officer and Anti- Money Laundering (“AML”) Officer	Indefinite term, since 2021	Chief Compliance Officer and AML Officer (since 2021), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Group Managing Director and Global Chief Compliance Officer (since 2021), TCW LLC, the Adviser, TCW Investment Management Company LLC, and TCW Asset Management Company LLC; Global Chief Compliance Officer (since 2021), The TCW Group, Inc.; Senior Vice President (2015 – 2020), TCW LLC, the Adviser, TCW Investment Management Company LLC, and TCW Asset Management Company LLC.	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 515 South Flower Street, Los Angeles, CA 90071.
****	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Annual Report March 2024 / 368

MetWest Funds

515 South Flower Street

Los Angeles, California 90071

800 241 4671

www.TCW.com

Board of Trustees

Patrick C. Haden

Martin Luther King III

Megan McClellan

Peter McMillan

Patrick Moore

Victoria B. Rogers

Robert G. Rooney

Michael Swell

Andrew Tarica

Officers

Megan McClellan

President and Principal Executive Officer

Drew Bowden

Executive Vice President

Eric Chan

Assistant Treasurer

Peter Davidson

Vice President and Secretary

Lisa Eisen

Tax Officer

Richard Villa

Treasurer, Principal Financial Officer and

Principal Accounting Officer

Gladys Xiques

Chief Compliance Officer and

Anti-Money Laundering Officer

Adviser

Metropolitan West Asset Management, LLC

515 South Flower Street

Los Angeles, CA 90071

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

P.O. Box 534453

Pittsburgh, PA 15253-4453

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

TCW Fund Distributors LLC

515 South Flower Street

Los Angeles, CA 90071

Legal Counsel

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

For Additional Information about the MetWest Funds call: (213) 244-0000 or (800) 241-4671 (toll-free) www.TCW.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds voted proxies relating to their portfolios’ securities during the most recent 12-month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and are available on the SEC’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDap 5/2024

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)(1)

Pursuant to Item 13(a)(1), the registrant is filing as an exhibit a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Robert Rooney is qualified to serve as audit committee financial expert serving on its audit committee and he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $622,107 for 2024 and $610,054 for 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2024 and $0 for 2023.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $137,858 for 2024 and $130,998 for 2023.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(1)

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,060,849 for 2024 and $1,167,405 for 2023.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ Megan McClellan
Megan McClellan, President and Principal Executive Officer
(principal executive officer)

Date	June 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Megan McClellan
Megan McClellan, President and Principal Executive Officer
(principal executive officer)

Date	June 5, 2024

By (Signature and Title)*	/s/ Richard Villa
Richard Villa, Treasurer, Principal Financial Officer
and Principal Accounting Officer
(principal financial officer)

Date	June 5, 2024

* Print the name and title of each signing officer under his or her signature.